UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149
                                   ---------

                            FRANKLIN TAX-FREE TRUST
                            -----------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
            (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 2/29
                         ----

Date of reporting period: 2/29/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    FEBRUARY 29, 2008
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                                                 Franklin Florida Insured
                                                 Tax-Free Income Fund

                                                 Franklin Insured
                                                 Tax-Free Income Fund

                                                 Franklin Massachusetts Insured
                                                 Tax-Free Income Fund

                                                 Franklin Michigan Insured
                                                 Tax-Free Income Fund

                                                 Franklin Minnesota Insured
                                                 Tax-Free Income Fund

                                                 Franklin Ohio Insured
                                                 Tax-Free Income Fund

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                 TAX-FREE INCOME
--------------------------------------------------------------------------------

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                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:

Understanding Interest Rates .............................................     4

ANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................     9

Franklin Florida Insured Tax-Free Income Fund ............................    12

Franklin Insured Tax-Free Income Fund ....................................    19

Franklin Massachusetts Insured Tax-Free Income Fund ......................    28

Franklin Michigan Insured Tax-Free Income Fund ...........................    38

Franklin Minnesota Insured Tax-Free Income Fund ..........................    48

Franklin Ohio Insured Tax-Free Income Fund ...............................    57

Financial Highlights and Statements of Investments .......................    67

Financial Statements .....................................................   129

Notes to Financial Statements ............................................   138

Report of Independent Registered Public Accounting Firm ..................   151

Tax Designation ..........................................................   152

Board Members and Officers ...............................................   153

Shareholder Information ..................................................   158

--------------------------------------------------------------------------------

Annual Report

Municipal Bond Market Overview

The year ended February 29, 2008, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated during the third quarter of 2007 as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in August contributed to an increase in overall volatility and declining values in most asset classes.

Near the end of 2007, ongoing concerns about the financial health of municipal bond insurance companies intensified. Specifically, many questioned how long they would retain their AAA ratings, given losses related to their involvement in the collateralized debt obligation (CDO) and mortgage securities markets. The three major rating agencies -- Fitch Ratings, Moody's Investors Service and Standard & Poor's -- began in-depth analyses of the major insurance companies in mid-December 2007 and assigned a negative outlook on several of these companies. Stock prices for publicly held municipal insurance companies suffered greatly, and many municipal market participants appeared nervous about insured bonds. The municipal market's first monoline (single industry) insurer, Ambac Financial Group Inc. (AMBAC), lost its AAA rating when Fitch Ratings downgraded it to AA on January 18, 2008. Since then, several other municipal insurers have been downgraded, and the market was absorbing this rapidly evolving information.

Investors should be aware that insurance companies insure bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying ratings of A or better, and the historical average default rate for such bonds is less than 1%. Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market beginning in January 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes (VRDNs) hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have


                                                               Annual Report | 7
recently failed due to dealers' liquidity constraints. It is important to note that this is a liquidity issue and a supply and demand imbalance, not a credit or default scenario.

Over the 12-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, and spreads for credit-driven securities widened. For the year ended February 29, 2008, the Lehman Brothers Municipal Bond Index had a -1.17% total return and the Lehman Brothers U.S. Treasury Index returned +11.39%. 1 High yield municipal bonds, as measured by the Lehman Brothers Municipal Bond Index: Non-Investment Grade, had a -6.83% return for the same period. 2

The recent environment contributed to dramatically steeper Treasury and municipal bond curves (spread between short and longer-term yields). On February 29, 2008, two-year, 10-year and 30-year Treasury yields were 1.65%, 3.53% and 4.40%, respectively. The yields on two-year, 10-year and 30-year Treasuries fell 300, 103 and 28 basis points (100 basis points equal one percentage point), respectively, over the period. Because of the increasing shortage of eligible tax-exempt money fund securities, the two-year municipal bond yield decreased from 3.55% to 2.63% during the reporting period. 3 The 10-year municipal note yield increased from 3.65% to 4.12%, while the 30-year municipal bond yield rose substantially from 3.95% to 5.14% during the reporting period. 3 The difference between one- and 30-year municipal yields increased 250 basis points, from 39 on February 28, 2007, to 289 basis points at period-end, resulting in a much steeper municipal yield curve. 3

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

2. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
Non-Investment Grade includes bonds with a maximum credit rating of Ba1. All bonds included must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index.

3. Source: Thomson Financial.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 29, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively positive sloping municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The fiscal year under review was unusually challenging for the municipal bond insurance industry, which comprises seven companies that had AAA ratings --MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty. Rising levels of subprime mortgage defaults through the second half of 2007 and at the start of 2008, along with the bond insurers' exposure to subprime mortgages, especially in the form of structured debt securities called collateralized debt obligations, prompted independent credit rating agencies Standard & Poor's (S&P) and Moody's to undertake in-depth evaluations of the bond insurance companies in December 2007. As a result, the rating agencies downgraded two of the seven AAA-rated municipal bond insurers, and lowered the outlook for three others to negative. It is important to note that the recent downgrades have not impacted the claims-paying resources of the stressed bond insurers as they have very few actual losses relative to the amount of securities they have insured. The downgrades to date are a result of the uncertainty that surrounds the future performance of subprime loans and the perceived risks of potential losses going forward.

So far in 2008, FGIC was downgraded to A by S&P and A3 by Moody's with a stable outlook, and XLCA was downgraded to A- and A3 with a negative outlook, as they were unable to raise the capital required by the rating agencies to maintain their AAA ratings. MBIA and AMBAC successfully raised the required capital to maintain their AAA ratings; however, they have negative outlooks pending further analysis and performance of the subprime mortgage loans they hold, as well as the soundness of their business models going forward. As


                                                               Annual Report | 9
of February 29, 2008, both rating agencies were assessing CIFG's capital-raising plans and business model for potential ratings downgrade, while they both have assigned CIFG a negative outlook. (In March 2008, S&P and Moody's downgraded CIFG to A+ with a negative outlook and A1 with a stable outlook, respectively.) Both rating agencies affirmed FSA and Assured Guaranty AAA ratings with stable outlooks.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. This was especially notable in the municipal bond market, with yields over the past 20 years averaging 88% of 30-year U.S. Treasury yields. In a marked shift amid recent volatility, high grade municipal yields were well in excess of Treasury yields on a nominal basis. Insured bonds generally underperformed during the 12 months under review as evidenced by the -1.17% return of the Lehman Brothers Municipal Bond Index compared with the -2.53% return of the Lehman Brothers Insured Municipal Bond Index. 1 During the fourth quarter of 2007, the market appeared to develop a three-tier perception of the bond insurance companies, which affected the traditional trading spreads of the "Big Four" insurers -- MBIA, AMBAC, FGIC and FSA. FSA and Assured Guaranty became more desirable than MBIA and AMBAC; MBIA and AMBAC were more desirable than FGIC, XLCA and CIFG. Historically, the market perceived MBIA, AMBAC, FGIC and FSA as having extremely adequate claims-paying ability and therefore required no extra yield for securities carrying their insurance. Assured Guaranty, XLCA and CIFG are newer entrants to the industry and were still developing their businesses, so the market generally required more yield from them.

At period-end, it was difficult to determine how long municipal bond market weakness will continue and how the bond insurance industry will ultimately resolve its current stresses. It is important to note, however, that in times of uncertainty we have tended to see favorable valuations from technical and fundamental perspectives that can provide opportunities to enhance the overall structure of our tax-free income Funds.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers Insured Municipal Bond Index is composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.


10 | Annual Report

EXPLANATION OF RATINGS

--------------------------------------------------------------------------------
                                                              S&P*    MOODY'S**
--------------------------------------------------------------------------------
Highest quality, "gilt edged;" strongest creditworthiness.    AAA       Aaa
--------------------------------------------------------------------------------
High quality; very strong creditworthiness.                    AA        Aa
--------------------------------------------------------------------------------
Upper medium grade; above average creditworthiness.            A         A
--------------------------------------------------------------------------------
Medium grade; average creditworthiness.                       BBB       Baa
--------------------------------------------------------------------------------
Predominantly speculative; below average creditworthiness.     BB        Ba
--------------------------------------------------------------------------------
Speculative, low grade; weak creditworthiness.                 B         B
--------------------------------------------------------------------------------
Poor to default; very weak creditworthiness.                  CCC       Caa
--------------------------------------------------------------------------------
Highest speculation; extremely weak creditworthiness.          CC        Ca
--------------------------------------------------------------------------------
Lowest quality; weakest creditworthiness.                      C         C
--------------------------------------------------------------------------------

 * May use + or - to modify some ratings.

** Uses numerical modifiers 1, 2 and 3 in the range from Aa through Caa.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 11

Franklin Florida Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund invests primarily in insured Florida municipal securities. 2

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Florida Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   62.9%
AA .....................................    3.9%
A ......................................   15.9%
Not Rated by S&P .......................   17.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                  MOODY'S
AAA or Aaa                                 15.2%
A                                           2.1%
------------------------------------------------
Total                                      17.3%

--------------------------------------------------------------------------------

This annual report for Franklin Florida Insured Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $10.77 on February 28, 2007, to $9.96 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


12 | Annual Report

Class A shares paid dividends totaling 43.73 cents per share for the same period. 3 The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20%. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.46% from a taxable investment to match the Fund's Class A tax-free distribution rate.

STATE UPDATE

After years of above-average growth, Florida's economy decelerated in 2007. For years, the Sunshine State benefited from high population growth levels due to the warm climate, natural resources and favorable tax environment. Housing-related jobs were a large component of the state's total employment. In 2007, Florida's housing-reliant economy felt the brunt of a housing market slowdown as well as the subprime mortgage and credit crises. Housing inventories across the state rose to record-high levels, and construction of single-family homes came to a standstill. These issues also slowed population growth as it became challenging for retirees to sell their homes and move to Florida. Although the construction employment sector was hard hit, the professional and business services, education and health services, and leisure and hospitality sectors experienced job gains. The unemployment rate, while still lower than the national rate, jumped from 3.3% in February 2007 to 4.6% in February 2008. 4

The weakened housing market negatively affected the state's revenues. As the value of their homes dropped, Floridians curtailed spending, resulting in under-performing tax revenues. Fiscal year 2007 revenues totaled $26.4 billion, 1.4% below the estimated level and 2.5% below that of fiscal year 2006. 5 In this weakened economic environment, the state's sales, corporate income and documentary stamp taxes managed to grow slightly but did not meet expectations.

Florida's debt burden remains stable, and its current tax-supported debt for fiscal year 2007 was $18.3 billion. 5 This amount represented $1,011 per capita or 2.8% of personal income, which was close to the national mean. 5 Independent credit rating agency Standard & Poor's assigned Florida a rating of AAA and stable outlook, reflecting the state's strong and conservative financial and budget management practices, swift response to increased budget pressures, and moderate debt burden. 6

DIVIDEND DISTRIBUTIONS*

Franklin Florida Insured
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March 2007                                                           3.64 cents
--------------------------------------------------------------------------------
April 2007                                                           3.64 cents
--------------------------------------------------------------------------------
May 2007                                                             3.64 cents
--------------------------------------------------------------------------------
June 2007                                                            3.64 cents
--------------------------------------------------------------------------------
July 2007                                                            3.64 cents
--------------------------------------------------------------------------------
August 2007                                                          3.64 cents
--------------------------------------------------------------------------------
September 2007                                                       3.64 cents
--------------------------------------------------------------------------------
October 2007                                                         3.64 cents
--------------------------------------------------------------------------------
November 2007                                                        3.64 cents
--------------------------------------------------------------------------------
December 2007                                                        3.64 cents
--------------------------------------------------------------------------------
January 2008                                                         3.64 cents
--------------------------------------------------------------------------------
February 2008                                                        3.64 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                 25.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      17.8%
--------------------------------------------------------------------------------
Other Revenue                                                             12.9%
--------------------------------------------------------------------------------
Prerefunded                                                               11.8%
--------------------------------------------------------------------------------
Transportation                                                             9.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              9.3%
--------------------------------------------------------------------------------
Housing                                                                    5.3%
--------------------------------------------------------------------------------
General Obligation                                                         4.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     3.5%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

4. Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "State Review: Florida," RATINGSDIRECT, 12/17/07.

6. This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 13

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Florida Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


14 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------
CLASS A   (SYMBOL: FFLTX)                               CHANGE   2/29/08   2/28/07
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.81   $9.96     $10.77
-----------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
-----------------------------------------------------------------------------------
Dividend Income                              $0.4373
-----------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------
CLASS A                                                1-YEAR    5-YEAR    10-YEAR
-----------------------------------------------------------------------------------
Cumulative Total Return 1                               -3.61%   +14.21%    +49.15%
-----------------------------------------------------------------------------------
Average Annual Total Return 2                           -7.72%    +1.80%     +3.63%
-----------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                      -3.99%    +2.44%     +3.97%
-----------------------------------------------------------------------------------
   Distribution Rate 4                          4.20%
-----------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.46%
-----------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.54%
-----------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.45%
-----------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.74%
-----------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                 2/29/08
--------------------------------------------------------------------------------
1-Year                                                                    -7.72%
--------------------------------------------------------------------------------
5-Year                                                                    +1.80%
--------------------------------------------------------------------------------
10-Year                                                                   +3.63%
--------------------------------------------------------------------------------

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Florida Insured       Lehman Brothers
   Date            Tax-Free Income Fund      Municipal Bond Index 8      CPI 8
--------------------------------------------------------------------------------
  3/1/1998               $  9,578                   $ 10,000            $ 10,000
 3/31/1998               $  9,589                   $ 10,009            $ 10,019
 4/30/1998               $  9,564                   $  9,964            $ 10,037
 5/31/1998               $  9,697                   $ 10,121            $ 10,056
 6/30/1998               $  9,737                   $ 10,161            $ 10,068
 7/31/1998               $  9,777                   $ 10,187            $ 10,080
 8/31/1998               $  9,921                   $ 10,344            $ 10,093
 9/30/1998               $ 10,018                   $ 10,473            $ 10,105
10/31/1998               $ 10,030                   $ 10,473            $ 10,130
11/30/1998               $ 10,099                   $ 10,510            $ 10,130
12/31/1998               $ 10,112                   $ 10,536            $ 10,124
 1/31/1999               $ 10,201                   $ 10,661            $ 10,148
 2/28/1999               $ 10,156                   $ 10,615            $ 10,161
 3/31/1999               $ 10,176                   $ 10,629            $ 10,191
 4/30/1999               $ 10,186                   $ 10,656            $ 10,266
 5/31/1999               $ 10,129                   $ 10,594            $ 10,266
 6/30/1999               $  9,972                   $ 10,442            $ 10,266
 7/31/1999               $  9,991                   $ 10,480            $ 10,296
 8/31/1999               $  9,853                   $ 10,396            $ 10,321
 9/30/1999               $  9,803                   $ 10,400            $ 10,371
10/31/1999               $  9,634                   $ 10,287            $ 10,389
11/30/1999               $  9,733                   $ 10,397            $ 10,395
12/31/1999               $  9,642                   $ 10,319            $ 10,395
 1/31/2000               $  9,592                   $ 10,274            $ 10,426
 2/29/2000               $  9,722                   $ 10,394            $ 10,488
 3/31/2000               $  9,996                   $ 10,621            $ 10,574
 4/30/2000               $  9,905                   $ 10,558            $ 10,581
 5/31/2000               $  9,803                   $ 10,503            $ 10,593
 6/30/2000               $ 10,111                   $ 10,782            $ 10,649
 7/31/2000               $ 10,286                   $ 10,932            $ 10,673
 8/31/2000               $ 10,441                   $ 11,100            $ 10,673
 9/30/2000               $ 10,348                   $ 11,042            $ 10,729
10/31/2000               $ 10,484                   $ 11,163            $ 10,747
11/30/2000               $ 10,590                   $ 11,247            $ 10,754
12/31/2000               $ 10,916                   $ 11,525            $ 10,747
 1/31/2001               $ 10,937                   $ 11,639            $ 10,815
 2/28/2001               $ 11,001                   $ 11,676            $ 10,859
 3/31/2001               $ 11,097                   $ 11,781            $ 10,883
 4/30/2001               $ 10,948                   $ 11,653            $ 10,926
 5/31/2001               $ 11,034                   $ 11,779            $ 10,976
 6/30/2001               $ 11,120                   $ 11,858            $ 10,994
 7/31/2001               $ 11,325                   $ 12,033            $ 10,964
 8/31/2001               $ 11,521                   $ 12,231            $ 10,964
 9/30/2001               $ 11,477                   $ 12,190            $ 11,013
10/31/2001               $ 11,619                   $ 12,336            $ 10,976
11/30/2001               $ 11,520                   $ 12,232            $ 10,957
12/31/2001               $ 11,399                   $ 12,116            $ 10,914
 1/31/2002               $ 11,554                   $ 12,326            $ 10,939
 2/28/2002               $ 11,676                   $ 12,475            $ 10,982
 3/31/2002               $ 11,464                   $ 12,230            $ 11,044
 4/30/2002               $ 11,632                   $ 12,469            $ 11,106
 5/31/2002               $ 11,711                   $ 12,545            $ 11,106
 6/30/2002               $ 11,799                   $ 12,678            $ 11,112
 7/31/2002               $ 11,934                   $ 12,841            $ 11,124
 8/31/2002               $ 12,080                   $ 12,995            $ 11,161
 9/30/2002               $ 12,409                   $ 13,280            $ 11,180
10/31/2002               $ 12,169                   $ 13,059            $ 11,198
11/30/2002               $ 12,133                   $ 13,005            $ 11,198
12/31/2002               $ 12,385                   $ 13,280            $ 11,174
 1/31/2003               $ 12,361                   $ 13,246            $ 11,223
 2/28/2003               $ 12,510                   $ 13,431            $ 11,309
 3/31/2003               $ 12,542                   $ 13,439            $ 11,377
 4/30/2003               $ 12,656                   $ 13,528            $ 11,353
 5/31/2003               $ 12,958                   $ 13,845            $ 11,334
 6/30/2003               $ 12,920                   $ 13,786            $ 11,347
 7/31/2003               $ 12,385                   $ 13,303            $ 11,359
 8/31/2003               $ 12,465                   $ 13,403            $ 11,402
 9/30/2003               $ 12,782                   $ 13,797            $ 11,439
10/31/2003               $ 12,720                   $ 13,727            $ 11,427
11/30/2003               $ 12,873                   $ 13,870            $ 11,396
12/31/2003               $ 12,978                   $ 13,985            $ 11,384
 1/31/2004               $ 13,072                   $ 14,065            $ 11,439
 2/29/2004               $ 13,299                   $ 14,277            $ 11,501
 3/31/2004               $ 13,260                   $ 14,227            $ 11,575
 4/30/2004               $ 12,892                   $ 13,890            $ 11,612
 5/31/2004               $ 12,817                   $ 13,840            $ 11,680
 6/30/2004               $ 12,827                   $ 13,890            $ 11,717
 7/31/2004               $ 13,009                   $ 14,073            $ 11,699
 8/31/2004               $ 13,253                   $ 14,355            $ 11,705
 9/30/2004               $ 13,350                   $ 14,431            $ 11,729
10/31/2004               $ 13,473                   $ 14,555            $ 11,791
11/30/2004               $ 13,346                   $ 14,435            $ 11,797
12/31/2004               $ 13,532                   $ 14,612            $ 11,754
 1/31/2005               $ 13,718                   $ 14,748            $ 11,779
 2/28/2005               $ 13,666                   $ 14,699            $ 11,847
 3/31/2005               $ 13,600                   $ 14,607            $ 11,939
 4/30/2005               $ 13,801                   $ 14,837            $ 12,020
 5/31/2005               $ 13,914                   $ 14,942            $ 12,007
 6/30/2005               $ 13,963                   $ 15,034            $ 12,014
 7/31/2005               $ 13,923                   $ 14,966            $ 12,069
 8/31/2005               $ 14,050                   $ 15,118            $ 12,131
 9/30/2005               $ 13,944                   $ 15,016            $ 12,279
10/31/2005               $ 13,864                   $ 14,925            $ 12,304
11/30/2005               $ 13,927                   $ 14,996            $ 12,205
12/31/2005               $ 14,055                   $ 15,125            $ 12,156
 1/31/2006               $ 14,065                   $ 15,166            $ 12,248
 2/28/2006               $ 14,181                   $ 15,268            $ 12,273
 3/31/2006               $ 14,085                   $ 15,163            $ 12,341
 4/30/2006               $ 14,095                   $ 15,157            $ 12,446
 5/31/2006               $ 14,118                   $ 15,225            $ 12,508
 6/30/2006               $ 14,074                   $ 15,167            $ 12,532
 7/31/2006               $ 14,217                   $ 15,348            $ 12,569
 8/31/2006               $ 14,415                   $ 15,576            $ 12,594
 9/30/2006               $ 14,506                   $ 15,684            $ 12,532
10/31/2006               $ 14,583                   $ 15,782            $ 12,464
11/30/2006               $ 14,729                   $ 15,914            $ 12,446
12/31/2006               $ 14,683                   $ 15,858            $ 12,464
 1/31/2007               $ 14,637                   $ 15,817            $ 12,503
 2/28/2007               $ 14,824                   $ 16,025            $ 12,569
 3/31/2007               $ 14,750                   $ 15,986            $ 12,684
 4/30/2007               $ 14,773                   $ 16,033            $ 12,766
 5/31/2007               $ 14,726                   $ 15,962            $ 12,844
 6/30/2007               $ 14,666                   $ 15,880            $ 12,869
 7/31/2007               $ 14,772                   $ 16,003            $ 12,866
 8/31/2007               $ 14,669                   $ 15,934            $ 12,842
 9/30/2007               $ 14,861                   $ 16,169            $ 12,878
10/31/2007               $ 14,927                   $ 16,242            $ 12,905
11/30/2007               $ 14,978                   $ 16,345            $ 12,982
12/31/2007               $ 15,030                   $ 16,390            $ 12,973
 1/31/2008               $ 15,067                   $ 16,597            $ 13,038
 2/29/2008               $ 14,285                   $ 15,837            $ 13,076

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.64 cent per share current monthly dividend and the maximum offering price of $10.40 per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


16 | Annual Report

Your Fund's Expenses

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07          VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  973.90                   $3.68
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.13                   $3.77
---------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


18 | Annual Report

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund invests primarily in insured municipal securities. 2

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   64.7%
AA .....................................    3.6%
A ......................................   14.5%
Not Rated by S&P .......................   17.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                  MOODY'S
AAA or Aaa                                 13.3%
AA or Aa                                    0.6%
A                                           3.3%
------------------------------------------------
Total                                      17.2%

--------------------------------------------------------------------------------

This annual report for Franklin Insured Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


                                                              Annual Report | 19

DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                   DIVIDEND PER SHARE
                                           ------------------------------------
MONTH                                       CLASS A       CLASS B      CLASS C
--------------------------------------------------------------------------------
March 2007                                 4.36 cents   3.79 cents   3.79 cents
--------------------------------------------------------------------------------
April 2007                                 4.36 cents   3.79 cents   3.79 cents
--------------------------------------------------------------------------------
May 2007                                   4.36 cents   3.79 cents   3.79 cents
--------------------------------------------------------------------------------
June 2007                                  4.36 cents   3.81 cents   3.81 cents
--------------------------------------------------------------------------------
July 2007                                  4.36 cents   3.81 cents   3.81 cents
--------------------------------------------------------------------------------
August 2007                                4.36 cents   3.81 cents   3.81 cents
--------------------------------------------------------------------------------
September 2007                             4.36 cents   3.81 cents   3.80 cents
--------------------------------------------------------------------------------
October 2007                               4.36 cents   3.81 cents   3.80 cents
--------------------------------------------------------------------------------
November 2007                              4.36 cents   3.81 cents   3.80 cents
--------------------------------------------------------------------------------
December 2007                              4.33 cents   3.77 cents   3.77 cents
--------------------------------------------------------------------------------
January 2008                               4.33 cents   3.77 cents   3.77 cents
--------------------------------------------------------------------------------
February 2008                              4.33 cents   3.77 cents   3.77 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.32 on February 28, 2007, to $11.48 on February 29, 2008. The Fund's Class A shares paid dividends totaling 52.27 cents per share for the same period. 3 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.28% based on an annualization of the current 4.28 cent per share dividend and the maximum offering price of $11.99 on February 29, 2008. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.58% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


20 | Annual Report
maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund 2/29/08

                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               26.5%
--------------------------------------------------------------------------------
Utilities                                                                 20.3%
--------------------------------------------------------------------------------
General Obligation                                                        11.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    10.2%
--------------------------------------------------------------------------------
Higher Education                                                           9.2%
--------------------------------------------------------------------------------
Transportation                                                             7.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       7.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              4.7%
--------------------------------------------------------------------------------
Other Revenue                                                              3.8%
--------------------------------------------------------------------------------
Housing                                                                    0.1%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 21

Performance Summary as of 2/29/08

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------
CLASS A   (SYMBOL: FTFIX)                                   CHANGE         2/29/08      2/28/07
------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.84          $11.48       $12.32
------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
------------------------------------------------------------------------------------------------
Dividend Income                            $0.5227
------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0016
------------------------------------------------------------------------------------------------
   TOTAL                                   $0.5243
------------------------------------------------------------------------------------------------
CLASS B   (SYMBOL: FBITX)                                   CHANGE         2/29/08      2/28/07
------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.84          $11.53       $12.37
------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
------------------------------------------------------------------------------------------------
Dividend Income                            $0.4557
------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0016
------------------------------------------------------------------------------------------------
   TOTAL                                   $0.4573
------------------------------------------------------------------------------------------------
CLASS C   (SYMBOL: FRITX)                                   CHANGE         2/29/08      2/28/07
------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.84          $11.59       $12.43
------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
------------------------------------------------------------------------------------------------
Dividend Income                            $0.4554
------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0016
------------------------------------------------------------------------------------------------
   TOTAL                                   $0.4570
------------------------------------------------------------------------------------------------


22 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                                       1-YEAR           5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                     -2.70%          +15.70%         +51.14%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                 -6.86%           +2.07%          +3.76%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                            -3.35%           +2.69%          +4.09%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                            4.28%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         6.58%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    3.49%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     5.37%
-----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              0.63%
-----------------------------------------------------------------------------------------------------------
CLASS B                                                       1-YEAR           5-YEAR    INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                     -3.22%          +12.51%          +43.78%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                 -6.95%           +2.04%           +4.60%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                            -3.59%           +2.66%           +4.98%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                            3.85%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         5.92%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    3.09%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     4.75%
-----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              1.18%
-----------------------------------------------------------------------------------------------------------
CLASS C                                                       1-YEAR           5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                     -3.21%          +12.52%         +43.10%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                 -4.14%           +2.39%          +3.65%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                            -0.69%           +3.02%          +3.98%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                            3.83%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         5.89%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    3.10%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     4.77%
-----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              1.17%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -6.86%
------------------------------
5-Year                  +2.07%
------------------------------
10-Year                 +3.76%
------------------------------

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Insured            Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $  9,572                    $ 10,000            $ 10,000
 3/31/1998             $  9,592                    $ 10,009            $ 10,019
 4/30/1998             $  9,564                    $  9,964            $ 10,037
 5/31/1998             $  9,702                    $ 10,121            $ 10,056
 6/30/1998             $  9,750                    $ 10,161            $ 10,068
 7/31/1998             $  9,776                    $ 10,187            $ 10,080
 8/31/1998             $  9,906                    $ 10,344            $ 10,093
 9/30/1998             $ 10,021                    $ 10,473            $ 10,105
10/31/1998             $ 10,023                    $ 10,473            $ 10,130
11/30/1998             $ 10,058                    $ 10,510            $ 10,130
12/31/1998             $ 10,070                    $ 10,536            $ 10,124
 1/31/1999             $ 10,162                    $ 10,661            $ 10,148
 2/28/1999             $ 10,122                    $ 10,615            $ 10,161
 3/31/1999             $ 10,148                    $ 10,629            $ 10,191
 4/30/1999             $ 10,165                    $ 10,656            $ 10,266
 5/31/1999             $ 10,116                    $ 10,594            $ 10,266
 6/30/1999             $  9,983                    $ 10,442            $ 10,266
 7/31/1999             $ 10,000                    $ 10,480            $ 10,296
 8/31/1999             $  9,874                    $ 10,396            $ 10,321
 9/30/1999             $  9,857                    $ 10,400            $ 10,371
10/31/1999             $  9,721                    $ 10,287            $ 10,389
11/30/1999             $  9,816                    $ 10,397            $ 10,395
12/31/1999             $  9,721                    $ 10,319            $ 10,395
 1/31/2000             $  9,661                    $ 10,274            $ 10,426
 2/29/2000             $  9,792                    $ 10,394            $ 10,488
 3/31/2000             $ 10,028                    $ 10,621            $ 10,574
 4/30/2000             $  9,967                    $ 10,558            $ 10,581
 5/31/2000             $  9,897                    $ 10,503            $ 10,593
 6/30/2000             $ 10,154                    $ 10,782            $ 10,649
 7/31/2000             $ 10,315                    $ 10,932            $ 10,673
 8/31/2000             $ 10,467                    $ 11,100            $ 10,673
 9/30/2000             $ 10,396                    $ 11,042            $ 10,729
10/31/2000             $ 10,514                    $ 11,163            $ 10,747
11/30/2000             $ 10,605                    $ 11,247            $ 10,754
12/31/2000             $ 10,896                    $ 11,525            $ 10,747
 1/31/2001             $ 10,959                    $ 11,639            $ 10,815
 2/28/2001             $ 10,996                    $ 11,676            $ 10,859
 3/31/2001             $ 11,079                    $ 11,781            $ 10,883
 4/30/2001             $ 10,950                    $ 11,653            $ 10,926
 5/31/2001             $ 11,061                    $ 11,779            $ 10,976
 6/30/2001             $ 11,154                    $ 11,858            $ 10,994
 7/31/2001             $ 11,313                    $ 12,033            $ 10,964
 8/31/2001             $ 11,482                    $ 12,231            $ 10,964
 9/30/2001             $ 11,434                    $ 12,190            $ 11,013
10/31/2001             $ 11,566                    $ 12,336            $ 10,976
11/30/2001             $ 11,500                    $ 12,232            $ 10,957
12/31/2001             $ 11,394                    $ 12,116            $ 10,914
 1/31/2002             $ 11,565                    $ 12,326            $ 10,939
 2/28/2002             $ 11,698                    $ 12,475            $ 10,982
 3/31/2002             $ 11,494                    $ 12,230            $ 11,044
 4/30/2002             $ 11,676                    $ 12,469            $ 11,106
 5/31/2002             $ 11,733                    $ 12,545            $ 11,106
 6/30/2002             $ 11,838                    $ 12,678            $ 11,112
 7/31/2002             $ 11,973                    $ 12,841            $ 11,124
 8/31/2002             $ 12,090                    $ 12,995            $ 11,161
 9/30/2002             $ 12,354                    $ 13,280            $ 11,180
10/31/2002             $ 12,164                    $ 13,059            $ 11,198
11/30/2002             $ 12,142                    $ 13,005            $ 11,198
12/31/2002             $ 12,380                    $ 13,280            $ 11,174
 1/31/2003             $ 12,358                    $ 13,246            $ 11,223
 2/28/2003             $ 12,507                    $ 13,431            $ 11,309
 3/31/2003             $ 12,545                    $ 13,439            $ 11,377
 4/30/2003             $ 12,654                    $ 13,528            $ 11,353
 5/31/2003             $ 12,957                    $ 13,845            $ 11,334
 6/30/2003             $ 12,922                    $ 13,786            $ 11,347
 7/31/2003             $ 12,434                    $ 13,303            $ 11,359
 8/31/2003             $ 12,533                    $ 13,403            $ 11,402
 9/30/2003             $ 12,860                    $ 13,797            $ 11,439
10/31/2003             $ 12,814                    $ 13,727            $ 11,427
11/30/2003             $ 12,956                    $ 13,870            $ 11,396
12/31/2003             $ 13,056                    $ 13,985            $ 11,384
 1/31/2004             $ 13,146                    $ 14,065            $ 11,439
 2/29/2004             $ 13,341                    $ 14,277            $ 11,501
 3/31/2004             $ 13,294                    $ 14,227            $ 11,575
 4/30/2004             $ 12,971                    $ 13,890            $ 11,612
 5/31/2004             $ 12,914                    $ 13,840            $ 11,680
 6/30/2004             $ 12,941                    $ 13,890            $ 11,717
 7/31/2004             $ 13,097                    $ 14,073            $ 11,699
 8/31/2004             $ 13,330                    $ 14,355            $ 11,705
 9/30/2004             $ 13,401                    $ 14,431            $ 11,729
10/31/2004             $ 13,527                    $ 14,555            $ 11,791
11/30/2004             $ 13,413                    $ 14,435            $ 11,797
12/31/2004             $ 13,595                    $ 14,612            $ 11,754
 1/31/2005             $ 13,755                    $ 14,748            $ 11,779
 2/28/2005             $ 13,728                    $ 14,699            $ 11,847
 3/31/2005             $ 13,657                    $ 14,607            $ 11,939
 4/30/2005             $ 13,851                    $ 14,837            $ 12,020
 5/31/2005             $ 13,946                    $ 14,942            $ 12,007
 6/30/2005             $ 14,020                    $ 15,034            $ 12,014
 7/31/2005             $ 13,980                    $ 14,966            $ 12,069
 8/31/2005             $ 14,088                    $ 15,118            $ 12,131
 9/30/2005             $ 14,003                    $ 15,016            $ 12,279
10/31/2005             $ 13,940                    $ 14,925            $ 12,304
11/30/2005             $ 14,002                    $ 14,996            $ 12,205
12/31/2005             $ 14,110                    $ 15,125            $ 12,156
 1/31/2006             $ 14,126                    $ 15,166            $ 12,248
 2/28/2006             $ 14,235                    $ 15,268            $ 12,273
 3/31/2006             $ 14,158                    $ 15,163            $ 12,341
 4/30/2006             $ 14,163                    $ 15,157            $ 12,446
 5/31/2006             $ 14,203                    $ 15,225            $ 12,508
 6/30/2006             $ 14,150                    $ 15,167            $ 12,532
 7/31/2006             $ 14,296                    $ 15,348            $ 12,569
 8/31/2006             $ 14,466                    $ 15,576            $ 12,594
 9/30/2006             $ 14,566                    $ 15,684            $ 12,532
10/31/2006             $ 14,654                    $ 15,782            $ 12,464
11/30/2006             $ 14,778                    $ 15,914            $ 12,446
12/31/2006             $ 14,734                    $ 15,858            $ 12,464
 1/31/2007             $ 14,703                    $ 15,817            $ 12,503
 2/28/2007             $ 14,875                    $ 16,025            $ 12,569
 3/31/2007             $ 14,831                    $ 15,986            $ 12,684
 4/30/2007             $ 14,872                    $ 16,033            $ 12,766
 5/31/2007             $ 14,828                    $ 15,962            $ 12,844
 6/30/2007             $ 14,773                    $ 15,880            $ 12,869
 7/31/2007             $ 14,876                    $ 16,003            $ 12,866
 8/31/2007             $ 14,807                    $ 15,934            $ 12,842
 9/30/2007             $ 15,009                    $ 16,169            $ 12,878
10/31/2007             $ 15,075                    $ 16,242            $ 12,905
11/30/2007             $ 15,154                    $ 16,345            $ 12,982
12/31/2007             $ 15,208                    $ 16,390            $ 12,973
 1/31/2008             $ 15,236                    $ 16,597            $ 13,038
 2/29/2008             $ 14,468                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

CLASS B                   2/29/08
---------------------------------
1-Year                     -6.95%
---------------------------------
5-Year                     +2.04%
---------------------------------
Since Inception (2/1/00)   +4.60%
---------------------------------

CLASS B (2/1/00-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Insured            Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  2/1/2000             $ 10,000                    $ 10,000            $ 10,000
 2/29/2000             $ 10,116                    $ 10,116            $ 10,059
 3/31/2000             $ 10,355                    $ 10,337            $ 10,142
 4/30/2000             $ 10,296                    $ 10,276            $ 10,148
 5/31/2000             $ 10,220                    $ 10,223            $ 10,160
 6/30/2000             $ 10,479                    $ 10,494            $ 10,213
 7/31/2000             $ 10,640                    $ 10,640            $ 10,237
 8/31/2000             $ 10,791                    $ 10,804            $ 10,237
 9/30/2000             $ 10,722                    $ 10,747            $ 10,290
10/31/2000             $ 10,829                    $ 10,865            $ 10,308
11/30/2000             $ 10,927                    $ 10,947            $ 10,314
12/31/2000             $ 11,221                    $ 11,217            $ 10,308
 1/31/2001             $ 11,282                    $ 11,328            $ 10,373
 2/28/2001             $ 11,314                    $ 11,364            $ 10,415
 3/31/2001             $ 11,403                    $ 11,466            $ 10,438
 4/30/2001             $ 11,265                    $ 11,342            $ 10,480
 5/31/2001             $ 11,373                    $ 11,464            $ 10,527
 6/30/2001             $ 11,463                    $ 11,541            $ 10,545
 7/31/2001             $ 11,630                    $ 11,712            $ 10,515
 8/31/2001             $ 11,798                    $ 11,905            $ 10,515
 9/30/2001             $ 11,744                    $ 11,865            $ 10,563
10/31/2001             $ 11,875                    $ 12,006            $ 10,527
11/30/2001             $ 11,801                    $ 11,905            $ 10,509
12/31/2001             $ 11,687                    $ 11,792            $ 10,468
 1/31/2002             $ 11,857                    $ 11,997            $ 10,492
 2/28/2002             $ 11,987                    $ 12,141            $ 10,533
 3/31/2002             $ 11,773                    $ 11,903            $ 10,592
 4/30/2002             $ 11,953                    $ 12,136            $ 10,652
 5/31/2002             $ 12,015                    $ 12,210            $ 10,652
 6/30/2002             $ 12,117                    $ 12,339            $ 10,658
 7/31/2002             $ 12,240                    $ 12,498            $ 10,669
 8/31/2002             $ 12,363                    $ 12,648            $ 10,705
 9/30/2002             $ 12,627                    $ 12,925            $ 10,723
10/31/2002             $ 12,427                    $ 12,711            $ 10,741
11/30/2002             $ 12,399                    $ 12,658            $ 10,741
12/31/2002             $ 12,635                    $ 12,925            $ 10,717
 1/31/2003             $ 12,607                    $ 12,892            $ 10,764
 2/28/2003             $ 12,752                    $ 13,072            $ 10,847
 3/31/2003             $ 12,785                    $ 13,080            $ 10,912
 4/30/2003             $ 12,889                    $ 13,167            $ 10,889
 5/31/2003             $ 13,191                    $ 13,475            $ 10,871
 6/30/2003             $ 13,160                    $ 13,418            $ 10,883
 7/31/2003             $ 12,649                    $ 12,948            $ 10,895
 8/31/2003             $ 12,743                    $ 13,045            $ 10,936
 9/30/2003             $ 13,068                    $ 13,428            $ 10,972
10/31/2003             $ 13,015                    $ 13,361            $ 10,960
11/30/2003             $ 13,152                    $ 13,500            $ 10,930
12/31/2003             $ 13,248                    $ 13,612            $ 10,918
 1/31/2004             $ 13,333                    $ 13,690            $ 10,972
 2/29/2004             $ 13,525                    $ 13,896            $ 11,031
 3/31/2004             $ 13,472                    $ 13,847            $ 11,102
 4/30/2004             $ 13,139                    $ 13,519            $ 11,137
 5/31/2004             $ 13,076                    $ 13,470            $ 11,203
 6/30/2004             $ 13,097                    $ 13,519            $ 11,238
 7/31/2004             $ 13,248                    $ 13,697            $ 11,220
 8/31/2004             $ 13,476                    $ 13,972            $ 11,226
 9/30/2004             $ 13,542                    $ 14,046            $ 11,250
10/31/2004             $ 13,662                    $ 14,167            $ 11,309
11/30/2004             $ 13,541                    $ 14,050            $ 11,315
12/31/2004             $ 13,718                    $ 14,221            $ 11,274
 1/31/2005             $ 13,883                    $ 14,354            $ 11,297
 2/28/2005             $ 13,839                    $ 14,307            $ 11,363
 3/31/2005             $ 13,772                    $ 14,216            $ 11,451
 4/30/2005             $ 13,949                    $ 14,441            $ 11,528
 5/31/2005             $ 14,049                    $ 14,543            $ 11,517
 6/30/2005             $ 14,116                    $ 14,633            $ 11,523
 7/31/2005             $ 14,060                    $ 14,567            $ 11,576
 8/31/2005             $ 14,161                    $ 14,714            $ 11,635
 9/30/2005             $ 14,069                    $ 14,615            $ 11,777
10/31/2005             $ 14,000                    $ 14,526            $ 11,801
11/30/2005             $ 14,067                    $ 14,596            $ 11,706
12/31/2005             $ 14,168                    $ 14,721            $ 11,659
 1/31/2006             $ 14,178                    $ 14,761            $ 11,748
 2/28/2006             $ 14,268                    $ 14,860            $ 11,771
 3/31/2006             $ 14,186                    $ 14,758            $ 11,836
 4/30/2006             $ 14,184                    $ 14,752            $ 11,937
 5/31/2006             $ 14,217                    $ 14,818            $ 11,996
 6/30/2006             $ 14,170                    $ 14,762            $ 12,020
 7/31/2006             $ 14,297                    $ 14,938            $ 12,056
 8/31/2006             $ 14,471                    $ 15,160            $ 12,079
 9/30/2006             $ 14,553                    $ 15,265            $ 12,020
10/31/2006             $ 14,634                    $ 15,361            $ 11,955
11/30/2006             $ 14,763                    $ 15,489            $ 11,937
12/31/2006             $ 14,713                    $ 15,434            $ 11,955
 1/31/2007             $ 14,675                    $ 15,395            $ 11,991
 2/28/2007             $ 14,827                    $ 15,597            $ 12,056
 3/31/2007             $ 14,789                    $ 15,559            $ 12,165
 4/30/2007             $ 14,822                    $ 15,605            $ 12,244
 5/31/2007             $ 14,771                    $ 15,536            $ 12,319
 6/30/2007             $ 14,711                    $ 15,455            $ 12,343
 7/31/2007             $ 14,806                    $ 15,575            $ 12,340
 8/31/2007             $ 14,718                    $ 15,508            $ 12,317
 9/30/2007             $ 14,924                    $ 15,738            $ 12,351
10/31/2007             $ 14,983                    $ 15,808            $ 12,378
11/30/2007             $ 15,054                    $ 15,909            $ 12,451
12/31/2007             $ 15,088                    $ 15,953            $ 12,443
 1/31/2008             $ 15,122                    $ 16,154            $ 12,505
 2/29/2008             $ 14,378                    $ 15,414            $ 12,541


24 | Annual Report

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Insured            Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $ 10,000                    $ 10,000             $ 10,000
 3/31/1998            $ 10,007                    $ 10,009             $ 10,019
 4/30/1998            $  9,974                    $  9,964             $ 10,037
 5/31/1998            $ 10,120                    $ 10,121             $ 10,056
 6/30/1998            $ 10,165                    $ 10,161             $ 10,068
 7/31/1998            $ 10,188                    $ 10,187             $ 10,080
 8/31/1998            $ 10,319                    $ 10,344             $ 10,093
 9/30/1998            $ 10,433                    $ 10,473             $ 10,105
10/31/1998            $ 10,431                    $ 10,473             $ 10,130
11/30/1998            $ 10,462                    $ 10,510             $ 10,130
12/31/1998            $ 10,470                    $ 10,536             $ 10,124
 1/31/1999            $ 10,560                    $ 10,661             $ 10,148
 2/28/1999            $ 10,514                    $ 10,615             $ 10,161
 3/31/1999            $ 10,535                    $ 10,629             $ 10,191
 4/30/1999            $ 10,548                    $ 10,656             $ 10,266
 5/31/1999            $ 10,492                    $ 10,594             $ 10,266
 6/30/1999            $ 10,350                    $ 10,442             $ 10,266
 7/31/1999            $ 10,363                    $ 10,480             $ 10,296
 8/31/1999            $ 10,237                    $ 10,396             $ 10,321
 9/30/1999            $ 10,206                    $ 10,400             $ 10,371
10/31/1999            $ 10,053                    $ 10,287             $ 10,389
11/30/1999            $ 10,155                    $ 10,397             $ 10,395
12/31/1999            $ 10,053                    $ 10,319             $ 10,395
 1/31/2000            $  9,987                    $ 10,274             $ 10,426
 2/29/2000            $ 10,116                    $ 10,394             $ 10,488
 3/31/2000            $ 10,354                    $ 10,621             $ 10,574
 4/30/2000            $ 10,287                    $ 10,558             $ 10,581
 5/31/2000            $ 10,211                    $ 10,503             $ 10,593
 6/30/2000            $ 10,469                    $ 10,782             $ 10,649
 7/31/2000            $ 10,629                    $ 10,932             $ 10,673
 8/31/2000            $ 10,780                    $ 11,100             $ 10,673
 9/30/2000            $ 10,711                    $ 11,042             $ 10,729
10/31/2000            $ 10,817                    $ 11,163             $ 10,747
11/30/2000            $ 10,906                    $ 11,247             $ 10,754
12/31/2000            $ 11,207                    $ 11,525             $ 10,747
 1/31/2001            $ 11,258                    $ 11,639             $ 10,815
 2/28/2001            $ 11,290                    $ 11,676             $ 10,859
 3/31/2001            $ 11,378                    $ 11,781             $ 10,883
 4/30/2001            $ 11,241                    $ 11,653             $ 10,926
 5/31/2001            $ 11,340                    $ 11,779             $ 10,976
 6/30/2001            $ 11,429                    $ 11,858             $ 10,994
 7/31/2001            $ 11,595                    $ 12,033             $ 10,964
 8/31/2001            $ 11,762                    $ 12,231             $ 10,964
 9/30/2001            $ 11,708                    $ 12,190             $ 11,013
10/31/2001            $ 11,838                    $ 12,336             $ 10,976
11/30/2001            $ 11,764                    $ 12,232             $ 10,957
12/31/2001            $ 11,651                    $ 12,116             $ 10,914
 1/31/2002            $ 11,829                    $ 12,326             $ 10,939
 2/28/2002            $ 11,949                    $ 12,475             $ 10,982
 3/31/2002            $ 11,736                    $ 12,230             $ 11,044
 4/30/2002            $ 11,915                    $ 12,469             $ 11,106
 5/31/2002            $ 11,977                    $ 12,545             $ 11,106
 6/30/2002            $ 12,078                    $ 12,678             $ 11,112
 7/31/2002            $ 12,200                    $ 12,841             $ 11,124
 8/31/2002            $ 12,322                    $ 12,995             $ 11,161
 9/30/2002            $ 12,584                    $ 13,280             $ 11,180
10/31/2002            $ 12,386                    $ 13,059             $ 11,198
11/30/2002            $ 12,358                    $ 13,005             $ 11,198
12/31/2002            $ 12,593                    $ 13,280             $ 11,174
 1/31/2003            $ 12,565                    $ 13,246             $ 11,223
 2/28/2003            $ 12,720                    $ 13,431             $ 11,309
 3/31/2003            $ 12,743                    $ 13,439             $ 11,377
 4/30/2003            $ 12,848                    $ 13,528             $ 11,353
 5/31/2003            $ 13,147                    $ 13,845             $ 11,334
 6/30/2003            $ 13,116                    $ 13,786             $ 11,347
 7/31/2003            $ 12,608                    $ 13,303             $ 11,359
 8/31/2003            $ 12,700                    $ 13,403             $ 11,402
 9/30/2003            $ 13,033                    $ 13,797             $ 11,439
10/31/2003            $ 12,981                    $ 13,727             $ 11,427
11/30/2003            $ 13,116                    $ 13,870             $ 11,396
12/31/2003            $ 13,211                    $ 13,985             $ 11,384
 1/31/2004            $ 13,295                    $ 14,065             $ 11,439
 2/29/2004            $ 13,486                    $ 14,277             $ 11,501
 3/31/2004            $ 13,432                    $ 14,227             $ 11,575
 4/30/2004            $ 13,092                    $ 13,890             $ 11,612
 5/31/2004            $ 13,039                    $ 13,840             $ 11,680
 6/30/2004            $ 13,050                    $ 13,890             $ 11,717
 7/31/2004            $ 13,211                    $ 14,073             $ 11,699
 8/31/2004            $ 13,437                    $ 14,355             $ 11,705
 9/30/2004            $ 13,502                    $ 14,431             $ 11,729
10/31/2004            $ 13,622                    $ 14,555             $ 11,791
11/30/2004            $ 13,502                    $ 14,435             $ 11,797
12/31/2004            $ 13,677                    $ 14,612             $ 11,754
 1/31/2005            $ 13,830                    $ 14,748             $ 11,779
 2/28/2005            $ 13,797                    $ 14,699             $ 11,847
 3/31/2005            $ 13,730                    $ 14,607             $ 11,939
 4/30/2005            $ 13,907                    $ 14,837             $ 12,020
 5/31/2005            $ 14,006                    $ 14,942             $ 12,007
 6/30/2005            $ 14,073                    $ 15,034             $ 12,014
 7/31/2005            $ 14,017                    $ 14,966             $ 12,069
 8/31/2005            $ 14,117                    $ 15,118             $ 12,131
 9/30/2005            $ 14,026                    $ 15,016             $ 12,279
10/31/2005            $ 13,957                    $ 14,925             $ 12,304
11/30/2005            $ 14,012                    $ 14,996             $ 12,205
12/31/2005            $ 14,113                    $ 15,125             $ 12,156
 1/31/2006            $ 14,134                    $ 15,166             $ 12,248
 2/28/2006            $ 14,224                    $ 15,268             $ 12,273
 3/31/2006            $ 14,142                    $ 15,163             $ 12,341
 4/30/2006            $ 14,140                    $ 15,157             $ 12,446
 5/31/2006            $ 14,173                    $ 15,225             $ 12,508
 6/30/2006            $ 14,125                    $ 15,167             $ 12,532
 7/31/2006            $ 14,263                    $ 15,348             $ 12,569
 8/31/2006            $ 14,425                    $ 15,576             $ 12,594
 9/30/2006            $ 14,517                    $ 15,684             $ 12,532
10/31/2006            $ 14,598                    $ 15,782             $ 12,464
11/30/2006            $ 14,714                    $ 15,914             $ 12,446
12/31/2006            $ 14,664                    $ 15,858             $ 12,464
 1/31/2007            $ 14,626                    $ 15,817             $ 12,503
 2/28/2007            $ 14,790                    $ 16,025             $ 12,569
 3/31/2007            $ 14,752                    $ 15,986             $ 12,684
 4/30/2007            $ 14,773                    $ 16,033             $ 12,766
 5/31/2007            $ 14,722                    $ 15,962             $ 12,844
 6/30/2007            $ 14,662                    $ 15,880             $ 12,869
 7/31/2007            $ 14,756                    $ 16,003             $ 12,866
 8/31/2007            $ 14,682                    $ 15,934             $ 12,842
 9/30/2007            $ 14,873                    $ 16,169             $ 12,878
10/31/2007            $ 14,944                    $ 16,242             $ 12,905
11/30/2007            $ 15,015                    $ 16,345             $ 12,982
12/31/2007            $ 15,049                    $ 16,390             $ 12,973
 1/31/2008            $ 15,082                    $ 16,597             $ 13,038
 2/29/2008            $ 14,310                    $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -4.14%
------------------------------
5-Year                  +2.39%
------------------------------
10-Year                 +3.65%
------------------------------

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 25

Your Fund's Expenses

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07          VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  977.30                   $3.20
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.63                   $3.27
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  974.70                   $5.89
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.90                   $6.02
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  974.80                   $5.89
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.90                   $6.02
---------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six month expense ratio, annualized for each class (A: 0.65%; B: 1.20%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                              Annual Report | 27

Franklin Massachusetts Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Massachusetts municipal securities. 2

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Massachusetts Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .........................................    70.8%
AA ..........................................    10.5%
A ...........................................     8.3%
Not Rated by S&P ............................    10.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                        MOODY'S
AAA or Aaa                                        8.5%
AA or Aa                                          1.5%
A                                                 0.4%
-------------------------------------------------------
Total                                            10.4%

--------------------------------------------------------------------------------

This annual report for Franklin Massachusetts Insured Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


28 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2007                                             4.11 cents    3.57 cents
--------------------------------------------------------------------------------
April 2007                                             4.11 cents    3.57 cents
--------------------------------------------------------------------------------
May 2007                                               4.11 cents    3.57 cents
--------------------------------------------------------------------------------
June 2007                                              4.11 cents    3.58 cents
--------------------------------------------------------------------------------
July 2007                                              4.11 cents    3.58 cents
--------------------------------------------------------------------------------
August 2007                                            4.11 cents    3.58 cents
--------------------------------------------------------------------------------
September 2007                                         4.11 cents    3.57 cents
--------------------------------------------------------------------------------
October 2007                                           4.11 cents    3.57 cents
--------------------------------------------------------------------------------
November 2007                                          4.11 cents    3.57 cents
--------------------------------------------------------------------------------
December 2007                                          4.04 cents    3.49 cents
--------------------------------------------------------------------------------
January 2008                                           4.04 cents    3.49 cents
--------------------------------------------------------------------------------
February 2008                                          4.04 cents    3.49 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.96 on February 28, 2007, to $11.20 on February 29, 2008. The Fund's Class A shares paid dividends totaling 49.14 cents per share for the same period. 3 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.11% based on an annualization of the current 4.01 cent per share dividend and the maximum offering price of $11.70 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 29

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                              28.6%
--------------------------------------------------------------------------------
Higher Education                                                         27.2%
--------------------------------------------------------------------------------
Transportation                                                           13.9%
--------------------------------------------------------------------------------
Other Revenue                                                             8.7%
--------------------------------------------------------------------------------
Utilities                                                                 8.0%
--------------------------------------------------------------------------------
General Obligation                                                        6.5%
--------------------------------------------------------------------------------
Tax-Supported                                                             3.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    2.9%
--------------------------------------------------------------------------------
Housing                                                                   0.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      0.4%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

COMMONWEALTH UPDATE

Massachusetts' deep and diverse economy continued to slowly expand, driven by the high technology, financial services, education and health care sectors. A highly educated workforce, an abundance of well-paying jobs, heavy in-state federal defense spending and ample access to venture capital underscored these strengths. Growth in emerging industries related to biotechnology, software, communications equipment and surgical instruments provided further support to the Bay State's sound economic base. Steady growth in payroll employment has enabled Massachusetts to slightly outpace the national average in job growth. An improving unemployment rate, which decreased from 5.3% to 4.5% during the Fund's fiscal year, was below the national average of 4.8% in February 2008. 4

Tighter credit conditions and turmoil in the stock markets since August 2007, however, have weighed on the Massachusetts economy, as the commonwealth is home to many firms tied to financial markets that have helped drive much of its growth in recent years. Accordingly, the commonwealth remains highly exposed to any financial market downturn. A rise in mortgage foreclosures statewide, along with rapidly falling house prices, also hold the potential to further erode Massachusetts' fiscal stability in 2008.

Using budget surpluses of the past four years, Massachusetts continued to rebuild its reserve levels. Fiscal year 2007 ended with favorable financial operations, including a 6.8% tax revenue increase over fiscal year 2006. 5 Due to solid revenue performance, aided by strong income, sales and corporate tax collections, commonwealth officials estimated the budget stabilization fund's balance could increase to roughly $2.4 billion or a strong 8.7% of budgeted revenues. 5 Additionally, $15 million was set aside for a newly created Bay State Competitiveness Fund. 5 Massachusetts has also taken certain actions, such as creating funding sources for large budget commitments, to reduce budget uncertainty and control spending.

4. Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Research: State Review: Massachusetts," RATINGSDIRECT, 1/3/08.


30 | Annual Report

Massachusetts, like all states, continued to be challenged by rising health care costs and public safety spending, contributing to its heavy debt load. Debt service costs and pension contributions also climbed. Massachusetts' tax-supported debt levels ranked among the highest in the nation on a per-capita basis and as a percentage of personal income, at $4,047 and 8.8%, respectively. 5 The commonwealth's higher-than-average personal incomes, prudent fiscal management, and established track record of structural budget balance enhance its credit profile. Practices such as monthly revenue estimates, quarterly budget reviews and five-year capital plans play an important role in maintaining resources and fiscal solvency. Massachusetts' effective fiscal restraint, strong revenue trends, easing budgetary pressures and swelling reserves also contributed to independent credit rating agency Standard & Poor's AA rating and stable outlook for the commonwealth's general obligation bonds. 6

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Massachusetts Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 31

Performance Summary as of 2/29/08

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FMISX)                          CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------

Net Asset Value (NAV)                              -$0.76     $11.20     $11.96
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                       $0.4914
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0014
--------------------------------------------------------------------------------
   TOTAL                              $0.4928
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FMAIX)                          CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.76     $11.29     $12.05
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                       $0.4264
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.0014
--------------------------------------------------------------------------------
   TOTAL                              $0.4278
--------------------------------------------------------------------------------


32 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                                1-YEAR   5-YEAR  10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                              -2.34%  +16.23%  +51.70%
--------------------------------------------------------------------------------
Average Annual Total Return 2                          -6.49%   +2.16%   +3.81%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -3.46%   +2.69%   +4.10%
--------------------------------------------------------------------------------
   Distribution Rate 4                          4.11%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.68%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.29%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.34%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.66%
--------------------------------------------------------------------------------
CLASS C                                                1-YEAR   5-YEAR  10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                              -2.86%  +13.14%  +43.68%
--------------------------------------------------------------------------------
Average Annual Total Return 2                          -3.80%   +2.50%   +3.69%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -0.68%   +3.03%   +3.98%
--------------------------------------------------------------------------------
   Distribution Rate 4                          3.67%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.96%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.84%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.61%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.20%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 33

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -6.49%
------------------------------
5-Year                  +2.16%
------------------------------
10-Year                 +3.81%
------------------------------

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Massachusetts
                 Insured Tax-Free Income       Lehman Brothers
   Date                   Fund              Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998               $  9,576                  $ 10,000            $ 10,000
 3/31/1998               $  9,583                  $ 10,009            $ 10,019
 4/30/1998               $  9,566                  $  9,964            $ 10,037
 5/31/1998               $  9,697                  $ 10,121            $ 10,056
 6/30/1998               $  9,754                  $ 10,161            $ 10,068
 7/31/1998               $  9,769                  $ 10,187            $ 10,080
 8/31/1998               $  9,894                  $ 10,344            $ 10,093
 9/30/1998               $ 10,003                  $ 10,473            $ 10,105
10/31/1998               $  9,968                  $ 10,473            $ 10,130
11/30/1998               $ 10,009                  $ 10,510            $ 10,130
12/31/1998               $ 10,024                  $ 10,536            $ 10,124
 1/31/1999               $ 10,109                  $ 10,661            $ 10,148
 2/28/1999               $ 10,091                  $ 10,615            $ 10,161
 3/31/1999               $ 10,115                  $ 10,629            $ 10,191
 4/30/1999               $ 10,138                  $ 10,656            $ 10,266
 5/31/1999               $ 10,093                  $ 10,594            $ 10,266
 6/30/1999               $  9,951                  $ 10,442            $ 10,266
 7/31/1999               $  9,966                  $ 10,480            $ 10,296
 8/31/1999               $  9,823                  $ 10,396            $ 10,321
 9/30/1999               $  9,776                  $ 10,400            $ 10,371
10/31/1999               $  9,632                  $ 10,287            $ 10,389
11/30/1999               $  9,737                  $ 10,397            $ 10,395
12/31/1999               $  9,645                  $ 10,319            $ 10,395
 1/31/2000               $  9,589                  $ 10,274            $ 10,426
 2/29/2000               $  9,749                  $ 10,394            $ 10,488
 3/31/2000               $  9,983                  $ 10,621            $ 10,574
 4/30/2000               $  9,908                  $ 10,558            $ 10,581
 5/31/2000               $  9,814                  $ 10,503            $ 10,593
 6/30/2000               $ 10,106                  $ 10,782            $ 10,649
 7/31/2000               $ 10,289                  $ 10,932            $ 10,673
 8/31/2000               $ 10,426                  $ 11,100            $ 10,673
 9/30/2000               $ 10,349                  $ 11,042            $ 10,729
10/31/2000               $ 10,487                  $ 11,163            $ 10,747
11/30/2000               $ 10,589                  $ 11,247            $ 10,754
12/31/2000               $ 10,926                  $ 11,525            $ 10,747
 1/31/2001               $ 10,971                  $ 11,639            $ 10,815
 2/28/2001               $ 11,017                  $ 11,676            $ 10,859
 3/31/2001               $ 11,090                  $ 11,781            $ 10,883
 4/30/2001               $ 10,933                  $ 11,653            $ 10,926
 5/31/2001               $ 11,036                  $ 11,779            $ 10,976
 6/30/2001               $ 11,149                  $ 11,858            $ 10,994
 7/31/2001               $ 11,311                  $ 12,033            $ 10,964
 8/31/2001               $ 11,503                  $ 12,231            $ 10,964
 9/30/2001               $ 11,451                  $ 12,190            $ 11,013
10/31/2001               $ 11,585                  $ 12,336            $ 10,976
11/30/2001               $ 11,502                  $ 12,232            $ 10,957
12/31/2001               $ 11,380                  $ 12,116            $ 10,914
 1/31/2002               $ 11,535                  $ 12,326            $ 10,939
 2/28/2002               $ 11,662                  $ 12,475            $ 10,982
 3/31/2002               $ 11,457                  $ 12,230            $ 11,044
 4/30/2002               $ 11,615                  $ 12,469            $ 11,106
 5/31/2002               $ 11,723                  $ 12,545            $ 11,106
 6/30/2002               $ 11,810                  $ 12,678            $ 11,112
 7/31/2002               $ 11,949                  $ 12,841            $ 11,124
 8/31/2002               $ 12,099                  $ 12,995            $ 11,161
 9/30/2002               $ 12,371                  $ 13,280            $ 11,180
10/31/2002               $ 12,150                  $ 13,059            $ 11,198
11/30/2002               $ 12,103                  $ 13,005            $ 11,198
12/31/2002               $ 12,358                  $ 13,280            $ 11,174
 1/31/2003               $ 12,341                  $ 13,246            $ 11,223
 2/28/2003               $ 12,502                  $ 13,431            $ 11,309
 3/31/2003               $ 12,538                  $ 13,439            $ 11,377
 4/30/2003               $ 12,647                  $ 13,528            $ 11,353
 5/31/2003               $ 12,947                  $ 13,845            $ 11,334
 6/30/2003               $ 12,897                  $ 13,786            $ 11,347
 7/31/2003               $ 12,399                  $ 13,303            $ 11,359
 8/31/2003               $ 12,498                  $ 13,403            $ 11,402
 9/30/2003               $ 12,813                  $ 13,797            $ 11,439
10/31/2003               $ 12,763                  $ 13,727            $ 11,427
11/30/2003               $ 12,907                  $ 13,870            $ 11,396
12/31/2003               $ 13,007                  $ 13,985            $ 11,384
 1/31/2004               $ 13,097                  $ 14,065            $ 11,439
 2/29/2004               $ 13,276                  $ 14,277            $ 11,501
 3/31/2004               $ 13,267                  $ 14,227            $ 11,575
 4/30/2004               $ 12,951                  $ 13,890            $ 11,612
 5/31/2004               $ 12,889                  $ 13,840            $ 11,680
 6/30/2004               $ 12,915                  $ 13,890            $ 11,717
 7/31/2004               $ 13,085                  $ 14,073            $ 11,699
 8/31/2004               $ 13,311                  $ 14,355            $ 11,705
 9/30/2004               $ 13,404                  $ 14,431            $ 11,729
10/31/2004               $ 13,520                  $ 14,555            $ 11,791
11/30/2004               $ 13,411                  $ 14,435            $ 11,797
12/31/2004               $ 13,584                  $ 14,612            $ 11,754
 1/31/2005               $ 13,735                  $ 14,748            $ 11,779
 2/28/2005               $ 13,716                  $ 14,699            $ 11,847
 3/31/2005               $ 13,673                  $ 14,607            $ 11,939
 4/30/2005               $ 13,894                  $ 14,837            $ 12,020
 5/31/2005               $ 13,989                  $ 14,942            $ 12,007
 6/30/2005               $ 14,061                  $ 15,034            $ 12,014
 7/31/2005               $ 13,981                  $ 14,966            $ 12,069
 8/31/2005               $ 14,124                  $ 15,118            $ 12,131
 9/30/2005               $ 14,009                  $ 15,016            $ 12,279
10/31/2005               $ 13,928                  $ 14,925            $ 12,304
11/30/2005               $ 13,989                  $ 14,996            $ 12,205
12/31/2005               $ 14,109                  $ 15,125            $ 12,156
 1/31/2006               $ 14,122                  $ 15,166            $ 12,248
 2/28/2006               $ 14,232                  $ 15,268            $ 12,273
 3/31/2006               $ 14,124                  $ 15,163            $ 12,341
 4/30/2006               $ 14,149                  $ 15,157            $ 12,446
 5/31/2006               $ 14,186                  $ 15,225            $ 12,508
 6/30/2006               $ 14,139                  $ 15,167            $ 12,532
 7/31/2006               $ 14,298                  $ 15,348            $ 12,569
 8/31/2006               $ 14,493                  $ 15,576            $ 12,594
 9/30/2006               $ 14,592                  $ 15,684            $ 12,532
10/31/2006               $ 14,668                  $ 15,782            $ 12,464
11/30/2006               $ 14,792                  $ 15,914            $ 12,446
12/31/2006               $ 14,744                  $ 15,858            $ 12,464
 1/31/2007               $ 14,696                  $ 15,817            $ 12,503
 2/28/2007               $ 14,883                  $ 16,025            $ 12,569
 3/31/2007               $ 14,834                  $ 15,986            $ 12,684
 4/30/2007               $ 14,873                  $ 16,033            $ 12,766
 5/31/2007               $ 14,812                  $ 15,962            $ 12,844
 6/30/2007               $ 14,738                  $ 15,880            $ 12,869
 7/31/2007               $ 14,840                  $ 16,003            $ 12,866
 8/31/2007               $ 14,741                  $ 15,934            $ 12,842
 9/30/2007               $ 14,946                  $ 16,169            $ 12,878
10/31/2007               $ 15,011                  $ 16,242            $ 12,905
11/30/2007               $ 15,115                  $ 16,345            $ 12,982
12/31/2007               $ 15,169                  $ 16,390            $ 12,973
 1/31/2008               $ 15,246                  $ 16,597            $ 13,038
 2/29/2008               $ 14,527                  $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -3.80%
------------------------------
5-Year                  +2.50%
------------------------------
10-Year                 +3.69%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Massachusetts
                 Insured Tax-Free Income        Lehman Brothers
   Date                     Fund            Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998                $ 10,000                 $ 10,000            $ 10,000
 3/31/1998                $ 10,003                 $ 10,009            $ 10,019
 4/30/1998                $  9,980                 $  9,964            $ 10,037
 5/31/1998                $ 10,111                 $ 10,121            $ 10,056
 6/30/1998                $ 10,165                 $ 10,161            $ 10,068
 7/31/1998                $ 10,185                 $ 10,187            $ 10,080
 8/31/1998                $ 10,301                 $ 10,344            $ 10,093
 9/30/1998                $ 10,408                 $ 10,473            $ 10,105
10/31/1998                $ 10,376                 $ 10,473            $ 10,130
11/30/1998                $ 10,406                 $ 10,510            $ 10,130
12/31/1998                $ 10,425                 $ 10,536            $ 10,124
 1/31/1999                $ 10,508                 $ 10,661            $ 10,148
 2/28/1999                $ 10,476                 $ 10,615            $ 10,161
 3/31/1999                $ 10,504                 $ 10,629            $ 10,191
 4/30/1999                $ 10,523                 $ 10,656            $ 10,266
 5/31/1999                $ 10,471                 $ 10,594            $ 10,266
 6/30/1999                $ 10,320                 $ 10,442            $ 10,266
 7/31/1999                $ 10,331                 $ 10,480            $ 10,296
 8/31/1999                $ 10,179                 $ 10,396            $ 10,321
 9/30/1999                $ 10,117                 $ 10,400            $ 10,371
10/31/1999                $  9,964                 $ 10,287            $ 10,389
11/30/1999                $ 10,076                 $ 10,397            $ 10,395
12/31/1999                $  9,977                 $ 10,319            $ 10,395
 1/31/2000                $  9,905                 $ 10,274            $ 10,426
 2/29/2000                $ 10,075                 $ 10,394            $ 10,488
 3/31/2000                $ 10,311                 $ 10,621            $ 10,574
 4/30/2000                $ 10,228                 $ 10,558            $ 10,581
 5/31/2000                $ 10,128                 $ 10,503            $ 10,593
 6/30/2000                $ 10,422                 $ 10,782            $ 10,649
 7/31/2000                $ 10,605                 $ 10,932            $ 10,673
 8/31/2000                $ 10,740                 $ 11,100            $ 10,673
 9/30/2000                $ 10,657                 $ 11,042            $ 10,729
10/31/2000                $ 10,793                 $ 11,163            $ 10,747
11/30/2000                $ 10,892                 $ 11,247            $ 10,754
12/31/2000                $ 11,242                 $ 11,525            $ 10,747
 1/31/2001                $ 11,273                 $ 11,639            $ 10,815
 2/28/2001                $ 11,324                 $ 11,676            $ 10,859
 3/31/2001                $ 11,394                 $ 11,781            $ 10,883
 4/30/2001                $ 11,229                 $ 11,653            $ 10,926
 5/31/2001                $ 11,329                 $ 11,779            $ 10,976
 6/30/2001                $ 11,429                 $ 11,858            $ 10,994
 7/31/2001                $ 11,599                 $ 12,033            $ 10,964
 8/31/2001                $ 11,780                 $ 12,231            $ 10,964
 9/30/2001                $ 11,731                 $ 12,190            $ 11,013
10/31/2001                $ 11,852                 $ 12,336            $ 10,976
11/30/2001                $ 11,773                 $ 12,232            $ 10,957
12/31/2001                $ 11,632                 $ 12,116            $ 10,914
 1/31/2002                $ 11,795                 $ 12,326            $ 10,939
 2/28/2002                $ 11,907                 $ 12,475            $ 10,982
 3/31/2002                $ 11,694                 $ 12,230            $ 11,044
 4/30/2002                $ 11,859                 $ 12,469            $ 11,106
 5/31/2002                $ 11,963                 $ 12,545            $ 11,106
 6/30/2002                $ 12,046                 $ 12,678            $ 11,112
 7/31/2002                $ 12,192                 $ 12,841            $ 11,124
 8/31/2002                $ 12,328                 $ 12,995            $ 11,161
 9/30/2002                $ 12,609                 $ 13,280            $ 11,180
10/31/2002                $ 12,369                 $ 13,059            $ 11,198
11/30/2002                $ 12,316                 $ 13,005            $ 11,198
12/31/2002                $ 12,568                 $ 13,280            $ 11,174
 1/31/2003                $ 12,545                 $ 13,246            $ 11,223
 2/28/2003                $ 12,703                 $ 13,431            $ 11,309
 3/31/2003                $ 12,732                 $ 13,439            $ 11,377
 4/30/2003                $ 12,837                 $ 13,528            $ 11,353
 5/31/2003                $ 13,134                 $ 13,845            $ 11,334
 6/30/2003                $ 13,088                 $ 13,786            $ 11,347
 7/31/2003                $ 12,580                 $ 13,303            $ 11,359
 8/31/2003                $ 12,674                 $ 13,403            $ 11,402
 9/30/2003                $ 12,984                 $ 13,797            $ 11,439
10/31/2003                $ 12,927                 $ 13,727            $ 11,427
11/30/2003                $ 13,055                 $ 13,870            $ 11,396
12/31/2003                $ 13,161                 $ 13,985            $ 11,384
 1/31/2004                $ 13,235                 $ 14,065            $ 11,439
 2/29/2004                $ 13,419                 $ 14,277            $ 11,501
 3/31/2004                $ 13,405                 $ 14,227            $ 11,575
 4/30/2004                $ 13,082                 $ 13,890            $ 11,612
 5/31/2004                $ 13,013                 $ 13,840            $ 11,680
 6/30/2004                $ 13,032                 $ 13,890            $ 11,717
 7/31/2004                $ 13,197                 $ 14,073            $ 11,699
 8/31/2004                $ 13,418                 $ 14,355            $ 11,705
 9/30/2004                $ 13,516                 $ 14,431            $ 11,729
10/31/2004                $ 13,615                 $ 14,555            $ 11,791
11/30/2004                $ 13,510                 $ 14,435            $ 11,797
12/31/2004                $ 13,666                 $ 14,612            $ 11,754
 1/31/2005                $ 13,822                 $ 14,748            $ 11,779
 2/28/2005                $ 13,784                 $ 14,699            $ 11,847
 3/31/2005                $ 13,747                 $ 14,607            $ 11,939
 4/30/2005                $ 13,961                 $ 14,837            $ 12,020
 5/31/2005                $ 14,048                 $ 14,942            $ 12,007
 6/30/2005                $ 14,102                 $ 15,034            $ 12,014
 7/31/2005                $ 14,029                 $ 14,966            $ 12,069
 8/31/2005                $ 14,153                 $ 15,118            $ 12,131
 9/30/2005                $ 14,043                 $ 15,016            $ 12,279
10/31/2005                $ 13,945                 $ 14,925            $ 12,304
11/30/2005                $ 14,011                 $ 14,996            $ 12,205
12/31/2005                $ 14,124                 $ 15,125            $ 12,156
 1/31/2006                $ 14,131                 $ 15,166            $ 12,248
 2/28/2006                $ 14,221                 $ 15,268            $ 12,273
 3/31/2006                $ 14,120                 $ 15,163            $ 12,341
 4/30/2006                $ 14,138                 $ 15,157            $ 12,446
 5/31/2006                $ 14,168                 $ 15,225            $ 12,508
 6/30/2006                $ 14,115                 $ 15,167            $ 12,532
 7/31/2006                $ 14,254                 $ 15,348            $ 12,569
 8/31/2006                $ 14,453                 $ 15,576            $ 12,594
 9/30/2006                $ 14,544                 $ 15,684            $ 12,532
10/31/2006                $ 14,612                 $ 15,782            $ 12,464
11/30/2006                $ 14,728                 $ 15,914            $ 12,446
12/31/2006                $ 14,674                 $ 15,858            $ 12,464
 1/31/2007                $ 14,632                 $ 15,817            $ 12,503
 2/28/2007                $ 14,798                 $ 16,025            $ 12,569
 3/31/2007                $ 14,743                 $ 15,986            $ 12,684
 4/30/2007                $ 14,775                 $ 16,033            $ 12,766
 5/31/2007                $ 14,707                 $ 15,962            $ 12,844
 6/30/2007                $ 14,628                 $ 15,880            $ 12,869
 7/31/2007                $ 14,722                 $ 16,003            $ 12,866
 8/31/2007                $ 14,618                 $ 15,934            $ 12,842
 9/30/2007                $ 14,812                 $ 16,169            $ 12,878
10/31/2007                $ 14,870                 $ 16,242            $ 12,905
11/30/2007                $ 14,965                 $ 16,345            $ 12,982
12/31/2007                $ 15,011                 $ 16,390            $ 12,973
 1/31/2008                $ 15,080                 $ 16,597            $ 13,038
 2/29/2008                $ 14,368                 $ 15,837            $ 13,076


34 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 35

Your Fund's Expenses

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/07      VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $  985.80              $3.31
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.53              $3.37
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $  983.20              $6.07
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.75              $6.17
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.23%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                              Annual Report | 37

Franklin Michigan Insured

Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Michigan municipal securities. 2

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Michigan Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   74.2%
AA .....................................   11.9%
A ......................................   12.4%
Not Rated by S&P .......................    1.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                  MOODY'S
AAA or Aaa                                  1.1%
A                                           0.4%
------------------------------------------------
Total                                       1.5%

--------------------------------------------------------------------------------

This annual report for Franklin Michigan Insured Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 97.


38 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                     DIVIDEND PER SHARE
                                           ------------------------------------
MONTH                                        CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
March 2007                                 4.36 cents   3.80 cents   3.79 cents
--------------------------------------------------------------------------------
April 2007                                 4.36 cents   3.80 cents   3.79 cents
--------------------------------------------------------------------------------
May 2007                                   4.36 cents   3.80 cents   3.79 cents
--------------------------------------------------------------------------------
June 2007                                  4.26 cents   3.71 cents   3.71 cents
--------------------------------------------------------------------------------
July 2007                                  4.26 cents   3.71 cents   3.71 cents
--------------------------------------------------------------------------------
August 2007                                4.26 cents   3.71 cents   3.71 cents
--------------------------------------------------------------------------------
September 2007                             4.31 cents   3.76 cents   3.76 cents
--------------------------------------------------------------------------------
October 2007                               4.31 cents   3.76 cents   3.76 cents
--------------------------------------------------------------------------------
November 2007                              4.31 cents   3.76 cents   3.76 cents
--------------------------------------------------------------------------------
December 2007                              4.31 cents   3.76 cents   3.74 cents
--------------------------------------------------------------------------------
January 2008                               4.31 cents   3.76 cents   3.74 cents
--------------------------------------------------------------------------------
February 2008                              4.31 cents   3.76 cents   3.74 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.24 on February 28, 2007, to $11.71 on February 29, 2008. The Fund's Class A shares paid dividends totaling 51.75 cents per share for the same period. 3 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A distribution rate was 4.18% based on an annualization of the current 4.26 cent per share dividend and the maximum offering price of $12.23 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Michigan personal income tax bracket of 39.45% would need to earn a distribution rate of 6.90% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 39

PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               44.1%
--------------------------------------------------------------------------------
General Obligation                                                        23.9%
--------------------------------------------------------------------------------
Utilities                                                                  8.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     7.9%
--------------------------------------------------------------------------------
Transportation                                                             4.7%
--------------------------------------------------------------------------------
Higher Education                                                           4.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       4.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.4%
--------------------------------------------------------------------------------
Other Revenue                                                              1.4%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

With its economic contraction accelerating, Michigan faced considerable financial challenges. The state's cyclical and beleaguered motor vehicle industry, the cornerstone of its economy and which is enduring a wave of restructuring, has had a 43% decline in employment since 2000. 4 Other types of manufacturing jobs, as well as those related to construction, also suffered significant declines during calendar year 2007. The state's housing market, which barely partook in the boom found elsewhere in the country, nonetheless suffered as the national housing market deteriorated. As of February 2008, Michigan's unemployment rate was 7.2%, far exceeding that of any other state and the 4.8% national rate. 5 The state economy, however, is becoming more diverse as some job growth occurred in the education, health, hospitality and leisure sectors. While transitioning to an employment mix that more closely resembles the nation's, recent programs enacted to make Michigan's crucial automotive industry more competitive could bode well for the state's economy.

The contracting labor force has weighed on state receipts. The most significant revenue shortfalls occurred in sales tax and the single business tax (SBT), which was eliminated by calendar year-end 2007. In fiscal year 2007, Michigan relied on a variety of one-time measures to resolve some of its financial deficiencies. These included securitization of future payments from tobacco company settlements, using executive order reductions approved by legislative committees, and reduced pension and retirement health plan contributions. The state also reduced expenditures by restructuring debt and delaying payments to colleges and universities.

After several years of relying on spending cuts and reserves, the state now has few options to respond to continued auto industry struggles, a cooling national economy, and spending pressures from education, Medicaid and corrections. Due to the lack of significant rainy day fund assets and unreserved fund balances, Michigan's financial cushion was largely eliminated in fiscal year 2007, underpinning its fifth year of general fund deficits over the past six years.

4. Source: Moody's Investors Service, "New Issue: Michigan (State of)," 2/19/08.

5. Source: Bureau of Labor Statistics.


40 | Annual Report

For fiscal year 2008, balanced financial operations will once again be difficult to achieve due largely to an estimated $1.5 billion budget gap. 6 In an effort to shift revenues and costs back into balance, the state budget includes imposition of increased income tax rates, spending cuts, new business tax rates that replace the expired SBT, and broader coverage of taxes to various services. The budget agreement also seeks to rebuild reserves by $219 million. 6

Despite the challenges of restrained revenues, Michigan has a history of managing revenue downturns, and it carries low debt and pension burdens when compared with other states. The state also has a conservative approach to debt. Despite recent increased debt issuance to replace pay-as-you-go capital spending, Michigan's debt levels remained manageable by all measures. Independent credit rating agency Moody's Investors Service lowered Michigan's general obligation credit rating to Aa3 from Aa2, while Standard & Poor's lowered it to AA- from AA. 7 The rating downgrades reflected the state's depleted financial reserves, reduced liquidity levels and deteriorating financial and economic outlook. Following the rating downgrades, the state's outlook was revised to stable from negative. The outlook revision reflects the rating agencies' expectations that the state will curtail reliance on nonrecurring budgetary measures and take other actions consistent with its history of strong financial management.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Michigan Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6. Source: Standard & Poor's, "Research: State Review: Michigan," RATINGSDIRECT, 12/28/07.

7. These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 41

Performance Summary as of 2/29/08

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FTTMX)                              CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.53  $11.71   $12.24
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.5175
--------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0107
--------------------------------------------------------------------------------
       TOTAL                                  $0.5282
--------------------------------------------------------------------------------
CLASS B   (SYMBOL: FBMIX)                               CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.53  $11.77   $12.30
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.4511
--------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0107
--------------------------------------------------------------------------------
       TOTAL                                  $0.4618
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FRMTX)                              CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.53  $11.83   $12.36
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.4502
--------------------------------------------------------------------------------
Long-Term Capital Gain                        $0.0107
--------------------------------------------------------------------------------
       TOTAL                                  $0.4609
--------------------------------------------------------------------------------


42 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------
CLASS A                                              1-YEAR    5-YEAR         10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            -0.06%   +17.82%         +55.45%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        -4.29%    +2.45%          +4.06%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                   -1.88%    +2.88%          +4.30%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.18%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.90%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.10%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.12%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.64%
------------------------------------------------------------------------------------------
CLASS B                                              1-YEAR    5-YEAR   INCEPTION (2/1/00)
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            -0.61%   +14.66%         +45.61%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        -4.43%    +2.43%          +4.76%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                   -2.02%    +2.87%          +5.02%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.75%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.19%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.65%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.38%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.19%
------------------------------------------------------------------------------------------
CLASS C                                              1-YEAR    5-YEAR         10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            -0.61%   +14.63%         +47.20%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        -1.57%    +2.77%          +3.94%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                   +0.99%    +3.22%          +4.19%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.73%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.16%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.70%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.46%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.19%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 43

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -4.29%
------------------------------
5-Year                  +2.45%
------------------------------
10-Year                 +4.06%
------------------------------

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin Michigan Insured        Lehman Brothers
   Date         Tax-Free Income Fund      Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $  9,576                   $ 10,000             $ 10,000
 3/31/1998            $  9,577                   $ 10,009             $ 10,019
 4/30/1998            $  9,562                   $  9,964             $ 10,037
 5/31/1998            $  9,697                   $ 10,121             $ 10,056
 6/30/1998            $  9,764                   $ 10,161             $ 10,068
 7/31/1998            $  9,788                   $ 10,187             $ 10,080
 8/31/1998            $  9,910                   $ 10,344             $ 10,093
 9/30/1998            $ 10,032                   $ 10,473             $ 10,105
10/31/1998            $ 10,033                   $ 10,473             $ 10,130
11/30/1998            $ 10,074                   $ 10,510             $ 10,130
12/31/1998            $ 10,093                   $ 10,536             $ 10,124
 1/31/1999            $ 10,183                   $ 10,661             $ 10,148
 2/28/1999            $ 10,175                   $ 10,615             $ 10,161
 3/31/1999            $ 10,199                   $ 10,629             $ 10,191
 4/30/1999            $ 10,216                   $ 10,656             $ 10,266
 5/31/1999            $ 10,165                   $ 10,594             $ 10,266
 6/30/1999            $ 10,039                   $ 10,442             $ 10,266
 7/31/1999            $ 10,063                   $ 10,480             $ 10,296
 8/31/1999            $  9,953                   $ 10,396             $ 10,321
 9/30/1999            $  9,936                   $ 10,400             $ 10,371
10/31/1999            $  9,841                   $ 10,287             $ 10,389
11/30/1999            $  9,926                   $ 10,397             $ 10,395
12/31/1999            $  9,857                   $ 10,319             $ 10,395
 1/31/2000            $  9,813                   $ 10,274             $ 10,426
 2/29/2000            $  9,909                   $ 10,394             $ 10,488
 3/31/2000            $ 10,118                   $ 10,621             $ 10,574
 4/30/2000            $ 10,065                   $ 10,558             $ 10,581
 5/31/2000            $ 10,012                   $ 10,503             $ 10,593
 6/30/2000            $ 10,268                   $ 10,782             $ 10,649
 7/31/2000            $ 10,410                   $ 10,932             $ 10,673
 8/31/2000            $ 10,562                   $ 11,100             $ 10,673
 9/30/2000            $ 10,507                   $ 11,042             $ 10,729
10/31/2000            $ 10,606                   $ 11,163             $ 10,747
11/30/2000            $ 10,678                   $ 11,247             $ 10,754
12/31/2000            $ 10,950                   $ 11,525             $ 10,747
 1/31/2001            $ 11,022                   $ 11,639             $ 10,815
 2/28/2001            $ 11,077                   $ 11,676             $ 10,859
 3/31/2001            $ 11,178                   $ 11,781             $ 10,883
 4/30/2001            $ 11,076                   $ 11,653             $ 10,926
 5/31/2001            $ 11,178                   $ 11,779             $ 10,976
 6/30/2001            $ 11,251                   $ 11,858             $ 10,994
 7/31/2001            $ 11,408                   $ 12,033             $ 10,964
 8/31/2001            $ 11,566                   $ 12,231             $ 10,964
 9/30/2001            $ 11,537                   $ 12,190             $ 11,013
10/31/2001            $ 11,668                   $ 12,336             $ 10,976
11/30/2001            $ 11,581                   $ 12,232             $ 10,957
12/31/2001            $ 11,476                   $ 12,116             $ 10,914
 1/31/2002            $ 11,675                   $ 12,326             $ 10,939
 2/28/2002            $ 11,789                   $ 12,475             $ 10,982
 3/31/2002            $ 11,566                   $ 12,230             $ 11,044
 4/30/2002            $ 11,768                   $ 12,469             $ 11,106
 5/31/2002            $ 11,826                   $ 12,545             $ 11,106
 6/30/2002            $ 11,931                   $ 12,678             $ 11,112
 7/31/2002            $ 12,076                   $ 12,841             $ 11,124
 8/31/2002            $ 12,202                   $ 12,995             $ 11,161
 9/30/2002            $ 12,456                   $ 13,280             $ 11,180
10/31/2002            $ 12,296                   $ 13,059             $ 11,198
11/30/2002            $ 12,264                   $ 13,005             $ 11,198
12/31/2002            $ 12,511                   $ 13,280             $ 11,174
 1/31/2003            $ 12,488                   $ 13,246             $ 11,223
 2/28/2003            $ 12,636                   $ 13,431             $ 11,309
 3/31/2003            $ 12,664                   $ 13,439             $ 11,377
 4/30/2003            $ 12,763                   $ 13,528             $ 11,353
 5/31/2003            $ 13,066                   $ 13,845             $ 11,334
 6/30/2003            $ 13,020                   $ 13,786             $ 11,347
 7/31/2003            $ 12,562                   $ 13,303             $ 11,359
 8/31/2003            $ 12,640                   $ 13,403             $ 11,402
 9/30/2003            $ 12,936                   $ 13,797             $ 11,439
10/31/2003            $ 12,900                   $ 13,727             $ 11,427
11/30/2003            $ 13,041                   $ 13,870             $ 11,396
12/31/2003            $ 13,130                   $ 13,985             $ 11,384
 1/31/2004            $ 13,220                   $ 14,065             $ 11,439
 2/29/2004            $ 13,406                   $ 14,277             $ 11,501
 3/31/2004            $ 13,346                   $ 14,227             $ 11,575
 4/30/2004            $ 13,041                   $ 13,890             $ 11,612
 5/31/2004            $ 13,004                   $ 13,840             $ 11,680
 6/30/2004            $ 13,010                   $ 13,890             $ 11,717
 7/31/2004            $ 13,156                   $ 14,073             $ 11,699
 8/31/2004            $ 13,367                   $ 14,355             $ 11,705
 9/30/2004            $ 13,439                   $ 14,431             $ 11,729
10/31/2004            $ 13,565                   $ 14,555             $ 11,791
11/30/2004            $ 13,451                   $ 14,435             $ 11,797
12/31/2004            $ 13,633                   $ 14,612             $ 11,754
 1/31/2005            $ 13,772                   $ 14,748             $ 11,779
 2/28/2005            $ 13,756                   $ 14,699             $ 11,847
 3/31/2005            $ 13,685                   $ 14,607             $ 11,939
 4/30/2005            $ 13,859                   $ 14,837             $ 12,020
 5/31/2005            $ 13,977                   $ 14,942             $ 12,007
 6/30/2005            $ 14,039                   $ 15,034             $ 12,014
 7/31/2005            $ 14,010                   $ 14,966             $ 12,069
 8/31/2005            $ 14,118                   $ 15,118             $ 12,131
 9/30/2005            $ 14,044                   $ 15,016             $ 12,279
10/31/2005            $ 13,993                   $ 14,925             $ 12,304
11/30/2005            $ 14,055                   $ 14,996             $ 12,205
12/31/2005            $ 14,153                   $ 15,125             $ 12,156
 1/31/2006            $ 14,181                   $ 15,166             $ 12,248
 2/28/2006            $ 14,280                   $ 15,268             $ 12,273
 3/31/2006            $ 14,203                   $ 15,163             $ 12,341
 4/30/2006            $ 14,221                   $ 15,157             $ 12,446
 5/31/2006            $ 14,261                   $ 15,225             $ 12,508
 6/30/2006            $ 14,195                   $ 15,167             $ 12,532
 7/31/2006            $ 14,353                   $ 15,348             $ 12,569
 8/31/2006            $ 14,524                   $ 15,576             $ 12,594
 9/30/2006            $ 14,612                   $ 15,684             $ 12,532
10/31/2006            $ 14,689                   $ 15,782             $ 12,464
11/30/2006            $ 14,801                   $ 15,914             $ 12,446
12/31/2006            $ 14,757                   $ 15,858             $ 12,464
 1/31/2007            $ 14,737                   $ 15,817             $ 12,503
 2/28/2007            $ 14,900                   $ 16,025             $ 12,569
 3/31/2007            $ 14,880                   $ 15,986             $ 12,684
 4/30/2007            $ 14,908                   $ 16,033             $ 12,766
 5/31/2007            $ 14,864                   $ 15,962             $ 12,844
 6/30/2007            $ 14,830                   $ 15,880             $ 12,869
 7/31/2007            $ 14,932                   $ 16,003             $ 12,866
 8/31/2007            $ 14,911                   $ 15,934             $ 12,842
 9/30/2007            $ 15,089                   $ 16,169             $ 12,878
10/31/2007            $ 15,143                   $ 16,242             $ 12,905
11/30/2007            $ 15,247                   $ 16,345             $ 12,982
12/31/2007            $ 15,302                   $ 16,390             $ 12,973
 1/31/2008            $ 15,444                   $ 16,597             $ 13,038
 2/29/2008            $ 14,886                   $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                     2/29/08
-----------------------------------
1-Year                       -4.43%
-----------------------------------
5-Year                       +2.43%
-----------------------------------
Since Inception (2/1/00)     +4.76%
-----------------------------------

CLASS B (2/1/00-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin Michigan Insured        Lehman Brothers
   Date         Tax-Free Income Fund      Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  2/1/2000            $ 10,000                   $ 10,000             $ 10,000
 2/29/2000            $ 10,096                   $ 10,116             $ 10,059
 3/31/2000            $ 10,295                   $ 10,337             $ 10,142
 4/30/2000            $ 10,236                   $ 10,276             $ 10,148
 5/31/2000            $ 10,187                   $ 10,223             $ 10,160
 6/30/2000            $ 10,442                   $ 10,494             $ 10,213
 7/31/2000            $ 10,581                   $ 10,640             $ 10,237
 8/31/2000            $ 10,730                   $ 10,804             $ 10,237
 9/30/2000            $ 10,679                   $ 10,747             $ 10,290
10/31/2000            $ 10,774                   $ 10,865             $ 10,308
11/30/2000            $ 10,842                   $ 10,947             $ 10,314
12/31/2000            $ 11,112                   $ 11,217             $ 10,308
 1/31/2001            $ 11,189                   $ 11,328             $ 10,373
 2/28/2001            $ 11,239                   $ 11,364             $ 10,415
 3/31/2001            $ 11,326                   $ 11,466             $ 10,438
 4/30/2001            $ 11,227                   $ 11,342             $ 10,480
 5/31/2001            $ 11,324                   $ 11,464             $ 10,527
 6/30/2001            $ 11,393                   $ 11,541             $ 10,545
 7/31/2001            $ 11,547                   $ 11,712             $ 10,515
 8/31/2001            $ 11,701                   $ 11,905             $ 10,515
 9/30/2001            $ 11,675                   $ 11,865             $ 10,563
10/31/2001            $ 11,792                   $ 12,006             $ 10,527
11/30/2001            $ 11,700                   $ 11,905             $ 10,509
12/31/2001            $ 11,588                   $ 11,792             $ 10,468
 1/31/2002            $ 11,783                   $ 11,997             $ 10,492
 2/28/2002            $ 11,892                   $ 12,141             $ 10,533
 3/31/2002            $ 11,662                   $ 11,903             $ 10,592
 4/30/2002            $ 11,860                   $ 12,136             $ 10,652
 5/31/2002            $ 11,912                   $ 12,210             $ 10,652
 6/30/2002            $ 12,012                   $ 12,339             $ 10,658
 7/31/2002            $ 12,162                   $ 12,498             $ 10,669
 8/31/2002            $ 12,283                   $ 12,648             $ 10,705
 9/30/2002            $ 12,532                   $ 12,925             $ 10,723
10/31/2002            $ 12,356                   $ 12,711             $ 10,741
11/30/2002            $ 12,328                   $ 12,658             $ 10,741
12/31/2002            $ 12,569                   $ 12,925             $ 10,717
 1/31/2003            $ 12,540                   $ 12,892             $ 10,764
 2/28/2003            $ 12,683                   $ 13,072             $ 10,847
 3/31/2003            $ 12,705                   $ 13,080             $ 10,912
 4/30/2003            $ 12,798                   $ 13,167             $ 10,889
 5/31/2003            $ 13,105                   $ 13,475             $ 10,871
 6/30/2003            $ 13,053                   $ 13,418             $ 10,883
 7/31/2003            $ 12,580                   $ 12,948             $ 10,895
 8/31/2003            $ 12,651                   $ 13,045             $ 10,936
 9/30/2003            $ 12,941                   $ 13,428             $ 10,972
10/31/2003            $ 12,898                   $ 13,361             $ 10,960
11/30/2003            $ 13,033                   $ 13,500             $ 10,930
12/31/2003            $ 13,116                   $ 13,612             $ 10,918
 1/31/2004            $ 13,210                   $ 13,690             $ 10,972
 2/29/2004            $ 13,378                   $ 13,896             $ 11,031
 3/31/2004            $ 13,324                   $ 13,847             $ 11,102
 4/30/2004            $ 13,015                   $ 13,519             $ 11,137
 5/31/2004            $ 12,961                   $ 13,470             $ 11,203
 6/30/2004            $ 12,971                   $ 13,519             $ 11,238
 7/31/2004            $ 13,110                   $ 13,697             $ 11,220
 8/31/2004            $ 13,314                   $ 13,972             $ 11,226
 9/30/2004            $ 13,379                   $ 14,046             $ 11,250
10/31/2004            $ 13,488                   $ 14,167             $ 11,309
11/30/2004            $ 13,379                   $ 14,050             $ 11,315
12/31/2004            $ 13,543                   $ 14,221             $ 11,274
 1/31/2005            $ 13,685                   $ 14,354             $ 11,297
 2/28/2005            $ 13,652                   $ 14,307             $ 11,363
 3/31/2005            $ 13,575                   $ 14,216             $ 11,451
 4/30/2005            $ 13,751                   $ 14,441             $ 11,528
 5/31/2005            $ 13,861                   $ 14,543             $ 11,517
 6/30/2005            $ 13,916                   $ 14,633             $ 11,523
 7/31/2005            $ 13,882                   $ 14,567             $ 11,576
 8/31/2005            $ 13,982                   $ 14,714             $ 11,635
 9/30/2005            $ 13,903                   $ 14,615             $ 11,777
10/31/2005            $ 13,846                   $ 14,526             $ 11,801
11/30/2005            $ 13,901                   $ 14,596             $ 11,706
12/31/2005            $ 13,980                   $ 14,721             $ 11,659
 1/31/2006            $ 14,001                   $ 14,761             $ 11,748
 2/28/2006            $ 14,103                   $ 14,860             $ 11,771
 3/31/2006            $ 14,021                   $ 14,758             $ 11,836
 4/30/2006            $ 14,020                   $ 14,752             $ 11,937
 5/31/2006            $ 14,065                   $ 14,818             $ 11,996
 6/30/2006            $ 13,994                   $ 14,762             $ 12,020
 7/31/2006            $ 14,131                   $ 14,938             $ 12,056
 8/31/2006            $ 14,304                   $ 15,160             $ 12,079
 9/30/2006            $ 14,384                   $ 15,265             $ 12,020
10/31/2006            $ 14,452                   $ 15,361             $ 11,955
11/30/2006            $ 14,556                   $ 15,489             $ 11,937
12/31/2006            $ 14,507                   $ 15,434             $ 11,955
 1/31/2007            $ 14,481                   $ 15,395             $ 11,991
 2/28/2007            $ 14,632                   $ 15,597             $ 12,056
 3/31/2007            $ 14,606                   $ 15,559             $ 12,165
 4/30/2007            $ 14,628                   $ 15,605             $ 12,244
 5/31/2007            $ 14,577                   $ 15,536             $ 12,319
 6/30/2007            $ 14,538                   $ 15,455             $ 12,343
 7/31/2007            $ 14,631                   $ 15,575             $ 12,340
 8/31/2007            $ 14,603                   $ 15,508             $ 12,317
 9/30/2007            $ 14,770                   $ 15,738             $ 12,351
10/31/2007            $ 14,816                   $ 15,808             $ 12,378
11/30/2007            $ 14,911                   $ 15,909             $ 12,451
12/31/2007            $ 14,957                   $ 15,953             $ 12,443
 1/31/2008            $ 15,089                   $ 16,154             $ 12,505
 2/29/2008            $ 14,561                   $ 15,414             $ 12,541


44 | Annual Report

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Michigan Insured         Lehman Brothers
   Date           Tax-Free Income Fund        Municipal Bond Index 8     CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                    $ 10,000            $ 10,000
 3/31/1998             $  9,996                    $ 10,009            $ 10,019
 4/30/1998             $  9,975                    $  9,964            $ 10,037
 5/31/1998             $ 10,111                    $ 10,121            $ 10,056
 6/30/1998             $ 10,183                    $ 10,161            $ 10,068
 7/31/1998             $ 10,204                    $ 10,187            $ 10,080
 8/31/1998             $ 10,325                    $ 10,344            $ 10,093
 9/30/1998             $ 10,446                    $ 10,473            $ 10,105
10/31/1998             $ 10,443                    $ 10,473            $ 10,130
11/30/1998             $ 10,482                    $ 10,510            $ 10,130
12/31/1998             $ 10,496                    $ 10,536            $ 10,124
 1/31/1999             $ 10,586                    $ 10,661            $ 10,148
 2/28/1999             $ 10,573                    $ 10,615            $ 10,161
 3/31/1999             $ 10,593                    $ 10,629            $ 10,191
 4/30/1999             $ 10,604                    $ 10,656            $ 10,266
 5/31/1999             $ 10,546                    $ 10,594            $ 10,266
 6/30/1999             $ 10,411                    $ 10,442            $ 10,266
 7/31/1999             $ 10,432                    $ 10,480            $ 10,296
 8/31/1999             $ 10,313                    $ 10,396            $ 10,321
 9/30/1999             $ 10,290                    $ 10,400            $ 10,371
10/31/1999             $ 10,180                    $ 10,287            $ 10,389
11/30/1999             $ 10,271                    $ 10,397            $ 10,395
12/31/1999             $ 10,187                    $ 10,319            $ 10,395
 1/31/2000             $ 10,137                    $ 10,274            $ 10,426
 2/29/2000             $ 10,239                    $ 10,394            $ 10,488
 3/31/2000             $ 10,449                    $ 10,621            $ 10,574
 4/30/2000             $ 10,381                    $ 10,558            $ 10,581
 5/31/2000             $ 10,332                    $ 10,503            $ 10,593
 6/30/2000             $ 10,589                    $ 10,782            $ 10,649
 7/31/2000             $ 10,729                    $ 10,932            $ 10,673
 8/31/2000             $ 10,879                    $ 11,100            $ 10,673
 9/30/2000             $ 10,819                    $ 11,042            $ 10,729
10/31/2000             $ 10,915                    $ 11,163            $ 10,747
11/30/2000             $ 10,993                    $ 11,247            $ 10,754
12/31/2000             $ 11,256                    $ 11,525            $ 10,747
 1/31/2001             $ 11,334                    $ 11,639            $ 10,815
 2/28/2001             $ 11,385                    $ 11,676            $ 10,859
 3/31/2001             $ 11,472                    $ 11,781            $ 10,883
 4/30/2001             $ 11,373                    $ 11,653            $ 10,926
 5/31/2001             $ 11,462                    $ 11,779            $ 10,976
 6/30/2001             $ 11,540                    $ 11,858            $ 10,994
 7/31/2001             $ 11,695                    $ 12,033            $ 10,964
 8/31/2001             $ 11,851                    $ 12,231            $ 10,964
 9/30/2001             $ 11,825                    $ 12,190            $ 11,013
10/31/2001             $ 11,943                    $ 12,336            $ 10,976
11/30/2001             $ 11,850                    $ 12,232            $ 10,957
12/31/2001             $ 11,737                    $ 12,116            $ 10,914
 1/31/2002             $ 11,934                    $ 12,326            $ 10,939
 2/28/2002             $ 12,044                    $ 12,475            $ 10,982
 3/31/2002             $ 11,812                    $ 12,230            $ 11,044
 4/30/2002             $ 12,011                    $ 12,469            $ 11,106
 5/31/2002             $ 12,064                    $ 12,545            $ 11,106
 6/30/2002             $ 12,165                    $ 12,678            $ 11,112
 7/31/2002             $ 12,316                    $ 12,841            $ 11,124
 8/31/2002             $ 12,438                    $ 12,995            $ 11,161
 9/30/2002             $ 12,690                    $ 13,280            $ 11,180
10/31/2002             $ 12,522                    $ 13,059            $ 11,198
11/30/2002             $ 12,484                    $ 13,005            $ 11,198
12/31/2002             $ 12,728                    $ 13,280            $ 11,174
 1/31/2003             $ 12,699                    $ 13,246            $ 11,223
 2/28/2003             $ 12,844                    $ 13,431            $ 11,309
 3/31/2003             $ 12,866                    $ 13,439            $ 11,377
 4/30/2003             $ 12,960                    $ 13,528            $ 11,353
 5/31/2003             $ 13,270                    $ 13,845            $ 11,334
 6/30/2003             $ 13,217                    $ 13,786            $ 11,347
 7/31/2003             $ 12,739                    $ 13,303            $ 11,359
 8/31/2003             $ 12,811                    $ 13,403            $ 11,402
 9/30/2003             $ 13,112                    $ 13,797            $ 11,439
10/31/2003             $ 13,059                    $ 13,727            $ 11,427
11/30/2003             $ 13,204                    $ 13,870            $ 11,396
12/31/2003             $ 13,288                    $ 13,985            $ 11,384
 1/31/2004             $ 13,372                    $ 14,065            $ 11,439
 2/29/2004             $ 13,553                    $ 14,277            $ 11,501
 3/31/2004             $ 13,487                    $ 14,227            $ 11,575
 4/30/2004             $ 13,175                    $ 13,890            $ 11,612
 5/31/2004             $ 13,121                    $ 13,840            $ 11,680
 6/30/2004             $ 13,131                    $ 13,890            $ 11,717
 7/31/2004             $ 13,271                    $ 14,073            $ 11,699
 8/31/2004             $ 13,477                    $ 14,355            $ 11,705
 9/30/2004             $ 13,542                    $ 14,431            $ 11,729
10/31/2004             $ 13,663                    $ 14,555            $ 11,791
11/30/2004             $ 13,542                    $ 14,435            $ 11,797
12/31/2004             $ 13,718                    $ 14,612            $ 11,754
 1/31/2005             $ 13,850                    $ 14,748            $ 11,779
 2/28/2005             $ 13,828                    $ 14,699            $ 11,847
 3/31/2005             $ 13,750                    $ 14,607            $ 11,939
 4/30/2005             $ 13,917                    $ 14,837            $ 12,020
 5/31/2005             $ 14,039                    $ 14,942            $ 12,007
 6/30/2005             $ 14,095                    $ 15,034            $ 12,014
 7/31/2005             $ 14,060                    $ 14,966            $ 12,069
 8/31/2005             $ 14,161                    $ 15,118            $ 12,131
 9/30/2005             $ 14,081                    $ 15,016            $ 12,279
10/31/2005             $ 14,012                    $ 14,925            $ 12,304
11/30/2005             $ 14,068                    $ 14,996            $ 12,205
12/31/2005             $ 14,158                    $ 15,125            $ 12,156
 1/31/2006             $ 14,180                    $ 15,166            $ 12,248
 2/28/2006             $ 14,282                    $ 15,268            $ 12,273
 3/31/2006             $ 14,200                    $ 15,163            $ 12,341
 4/30/2006             $ 14,199                    $ 15,157            $ 12,446
 5/31/2006             $ 14,244                    $ 15,225            $ 12,508
 6/30/2006             $ 14,172                    $ 15,167            $ 12,532
 7/31/2006             $ 14,311                    $ 15,348            $ 12,569
 8/31/2006             $ 14,485                    $ 15,576            $ 12,594
 9/30/2006             $ 14,565                    $ 15,684            $ 12,532
10/31/2006             $ 14,634                    $ 15,782            $ 12,464
11/30/2006             $ 14,738                    $ 15,914            $ 12,446
12/31/2006             $ 14,700                    $ 15,858            $ 12,464
 1/31/2007             $ 14,662                    $ 15,817            $ 12,503
 2/28/2007             $ 14,814                    $ 16,025            $ 12,569
 3/31/2007             $ 14,788                    $ 15,986            $ 12,684
 4/30/2007             $ 14,809                    $ 16,033            $ 12,766
 5/31/2007             $ 14,770                    $ 15,962            $ 12,844
 6/30/2007             $ 14,719                    $ 15,880            $ 12,869
 7/31/2007             $ 14,812                    $ 16,003            $ 12,866
 8/31/2007             $ 14,785                    $ 15,934            $ 12,842
 9/30/2007             $ 14,953                    $ 16,169            $ 12,878
10/31/2007             $ 14,999                    $ 16,242            $ 12,905
11/30/2007             $ 15,094                    $ 16,345            $ 12,982
12/31/2007             $ 15,141                    $ 16,390            $ 12,973
 1/31/2008             $ 15,286                    $ 16,597            $ 13,038
 2/29/2008             $ 14,720                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -1.57%
------------------------------
5-Year                  +2.77%
------------------------------
10-Year                 +3.94%
------------------------------

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Michigan personal income tax rate of 39.45%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 45

Your Fund's Expenses

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


46 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07          VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  998.40                   $3.18
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.68                   $3.22
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  995.70                   $5.90
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.95                   $5.97
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  995.70                   $5.90
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.95                   $5.97
---------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                              Annual Report | 47

Franklin Minnesota Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Minnesota municipal securities. 2

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Minnesota Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   48.3%
AA ...................................    2.9%
A ....................................    4.5%
Not Rated by S&P .....................   44.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                     MOODY'S   INTERNAL
AAA or Aaa                    38.8%       1.3%
AA or Aa                       3.1%        --
A                              1.1%        --
----------------------------------------------
Total                         43.0%       1.3%

--------------------------------------------------------------------------------

This annual report for Franklin Minnesota Insured Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 107.


48 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
March 2007                                            4.16 cents     3.61 cents
--------------------------------------------------------------------------------
April 2007                                            4.16 cents     3.61 cents
--------------------------------------------------------------------------------
May 2007                                              4.16 cents     3.61 cents
--------------------------------------------------------------------------------
June 2007                                             4.16 cents     3.63 cents
--------------------------------------------------------------------------------
July 2007                                             4.16 cents     3.63 cents
--------------------------------------------------------------------------------
August 2007                                           4.16 cents     3.63 cents
--------------------------------------------------------------------------------
September 2007                                        4.11 cents     3.55 cents
--------------------------------------------------------------------------------
October 2007                                          4.11 cents     3.55 cents
--------------------------------------------------------------------------------
November 2007                                         4.11 cents     3.55 cents
--------------------------------------------------------------------------------
December 2007                                         4.11 cents     3.56 cents
--------------------------------------------------------------------------------
January 2008                                          4.11 cents     3.56 cents
--------------------------------------------------------------------------------
February 2008                                         4.11 cents     3.56 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.16 on February 28, 2007, to $11.51 on February 29, 2008. The Fund's Class A shares paid dividends totaling 49.65 cents per share for the same period. 3 The Performance Summary beginning on page 52 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07% based on an annualization of the current 4.08 cent per share dividend and the maximum offering price of $12.02 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.79% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 49

PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        47.5%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    13.0%
--------------------------------------------------------------------------------
Utilities                                                                 12.9%
--------------------------------------------------------------------------------
Prerefunded                                                               12.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              6.1%
--------------------------------------------------------------------------------
Housing                                                                    4.5%
--------------------------------------------------------------------------------
Higher Education                                                           2.3%
--------------------------------------------------------------------------------
Other Revenue                                                              0.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       0.4%
--------------------------------------------------------------------------------
Transportation                                                             0.4%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Despite strong revenue growth anchored by Minneapolis-St. Paul and supported by several regional economic hubs, Minnesota's deep and diverse economy decelerated in tandem with the nation. The state's labor force contracted, exacerbated by a sharp drop in manufacturing and construction employment. Almost all employment growth occurred in the education and health care sectors. As of February 2008, the state's unemployment rate was 4.6%, which was lower than the 4.8% national rate. 4 Minnesota has experienced housing market troubles since 2004, which worsened after the subprime mortgage crisis arose in the latter half of 2007. Another area of distinct weakness was state exports, which leveled off in 2006 and decelerated through 2007 following years of healthy growth. Still, Minnesota retained a solid base of high-paying jobs related to education, health care, high-technology manufacturing and professional services, while its well-educated workforce enjoyed above-average per capita incomes.

With strong financial management and revenue growth, Minnesota ended fiscal year 2007 (June 30) with a $2.1 billion balance, including $1.1 billion in reserves. 5 This allowed the state to increase general fund spending in the 2008-2009 biennial budget. By November 2007, however, a downward revision to the state's economic outlook resulted in reduced revenue projections based largely on lower sales and corporate income taxes driven by weak growth on the national level, and also on expectations of further softness in the housing sector, higher oil prices and tighter credit standards. Instead of a budget surplus, the state predicted a $373 million deficit by the end of the 2008-2009 biennium, and has yet to take corrective action regarding expenditure cuts or potential revenue enhancements. 5

With replenished reserves and a manageable debt load, Minnesota legislators created the current biennial budget to operate without increases to any significant revenue source, and Governor Tim Pawlenty reaffirmed his commitment to not raising state taxes by vetoing several bills that would have resulted in a

4. Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Research: State Review: Minnesota," RATINGSDIRECT, 12/28/07.


50 | Annual Report
tax hike. Although Minnesota's general obligation bond issuance slowed considerably in fiscal year 2007 and so far in fiscal year 2008, sizable bonding bills passed in 2005 and 2006 brought the state close to limits set by its debt guidelines, which state that debt service as a percentage of total general fund expenditures remains at or below 3.0% and that debt-to-personal-income remains at or below 2.5%. 5 Minnesota's current debt ratios have increased nearly 50% over the past 10 years, and total tax-supported debt is approximately $4.5 billion. 5 But when compared with other states, per-capita debt, at $868, is near the national median. 5

Based largely on its strong financial management policies and practices that remain committed to structural balance and maintenance of reserves, independent credit rating agency Standard & Poor's has assigned Minnesota's general obligation bonds a rating of AAA with a stable outlook, while Moody's Investors Service assigned the bonds a rating of Aa1 with a positive outlook. 6 The ratings and outlooks also reflect the state's rebuilt balance sheet, improved reserves and moderate debt levels.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Minnesota Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6. These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 51

Performance Summary as of 2/29/08

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A   (SYMBOL: FMINX)                                  CHANGE    2/29/08    2/28/07
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.65     $11.51     $12.16
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
----------------------------------------------------------------------------------------
Dividend Income                                 $0.4965
----------------------------------------------------------------------------------------
CLASS C   (SYMBOL: FMNIX)                                  CHANGE    2/29/08    2/28/07
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.64     $11.60     $12.24
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
----------------------------------------------------------------------------------------
Dividend Income                                 $0.4307
----------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR    10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -1.34%    +16.25%    +50.22%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                              -5.53%     +2.17%     +3.70%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -2.71%     +2.68%     +3.96%
----------------------------------------------------------------------------------------
   Distribution Rate 4                          4.07%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.79%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.43%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.73%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.66%
----------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR    10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -1.78%    +13.15%    +42.32%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                              -2.73%     +2.50%     +3.59%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         +0.10%     +3.01%     +3.85%
----------------------------------------------------------------------------------------
   Distribution Rate 4                          3.63%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.06%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.03%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.06%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.21%
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


52 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Franklin Minnesota Insured        Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $  9,575                    $ 10,000            $ 10,000
 3/31/1998             $  9,592                    $ 10,009            $ 10,019
 4/30/1998             $  9,578                    $  9,964            $ 10,037
 5/31/1998             $  9,699                    $ 10,121            $ 10,056
 6/30/1998             $  9,742                    $ 10,161            $ 10,068
 7/31/1998             $  9,760                    $ 10,187            $ 10,080
 8/31/1998             $  9,866                    $ 10,344            $ 10,093
 9/30/1998             $  9,957                    $ 10,473            $ 10,105
10/31/1998             $  9,983                    $ 10,473            $ 10,130
11/30/1998             $ 10,017                    $ 10,510            $ 10,130
12/31/1998             $ 10,032                    $ 10,536            $ 10,124
 1/31/1999             $ 10,106                    $ 10,661            $ 10,148
 2/28/1999             $ 10,073                    $ 10,615            $ 10,161
 3/31/1999             $ 10,114                    $ 10,629            $ 10,191
 4/30/1999             $ 10,122                    $ 10,656            $ 10,266
 5/31/1999             $ 10,089                    $ 10,594            $ 10,266
 6/30/1999             $  9,948                    $ 10,442            $ 10,266
 7/31/1999             $  9,964                    $ 10,480            $ 10,296
 8/31/1999             $  9,827                    $ 10,396            $ 10,321
 9/30/1999             $  9,800                    $ 10,400            $ 10,371
10/31/1999             $  9,645                    $ 10,287            $ 10,389
11/30/1999             $  9,747                    $ 10,397            $ 10,395
12/31/1999             $  9,650                    $ 10,319            $ 10,395
 1/31/2000             $  9,597                    $ 10,274            $ 10,426
 2/29/2000             $  9,735                    $ 10,394            $ 10,488
 3/31/2000             $  9,970                    $ 10,621            $ 10,574
 4/30/2000             $  9,898                    $ 10,558            $ 10,581
 5/31/2000             $  9,809                    $ 10,503            $ 10,593
 6/30/2000             $ 10,074                    $ 10,782            $ 10,649
 7/31/2000             $ 10,224                    $ 10,932            $ 10,673
 8/31/2000             $ 10,392                    $ 11,100            $ 10,673
 9/30/2000             $ 10,328                    $ 11,042            $ 10,729
10/31/2000             $ 10,444                    $ 11,163            $ 10,747
11/30/2000             $ 10,533                    $ 11,247            $ 10,754
12/31/2000             $ 10,805                    $ 11,525            $ 10,747
 1/31/2001             $ 10,885                    $ 11,639            $ 10,815
 2/28/2001             $ 10,939                    $ 11,676            $ 10,859
 3/31/2001             $ 11,039                    $ 11,781            $ 10,883
 4/30/2001             $ 10,926                    $ 11,653            $ 10,926
 5/31/2001             $ 11,027                    $ 11,779            $ 10,976
 6/30/2001             $ 11,109                    $ 11,858            $ 10,994
 7/31/2001             $ 11,248                    $ 12,033            $ 10,964
 8/31/2001             $ 11,397                    $ 12,231            $ 10,964
 9/30/2001             $ 11,357                    $ 12,190            $ 11,013
10/31/2001             $ 11,478                    $ 12,336            $ 10,976
11/30/2001             $ 11,419                    $ 12,232            $ 10,957
12/31/2001             $ 11,312                    $ 12,116            $ 10,914
 1/31/2002             $ 11,473                    $ 12,326            $ 10,939
 2/28/2002             $ 11,576                    $ 12,475            $ 10,982
 3/31/2002             $ 11,410                    $ 12,230            $ 11,044
 4/30/2002             $ 11,573                    $ 12,469            $ 11,106
 5/31/2002             $ 11,639                    $ 12,545            $ 11,106
 6/30/2002             $ 11,725                    $ 12,678            $ 11,112
 7/31/2002             $ 11,850                    $ 12,841            $ 11,124
 8/31/2002             $ 11,957                    $ 12,995            $ 11,161
 9/30/2002             $ 12,191                    $ 13,280            $ 11,180
10/31/2002             $ 12,019                    $ 13,059            $ 11,198
11/30/2002             $ 11,996                    $ 13,005            $ 11,198
12/31/2002             $ 12,213                    $ 13,280            $ 11,174
 1/31/2003             $ 12,219                    $ 13,246            $ 11,223
 2/28/2003             $ 12,376                    $ 13,431            $ 11,309
 3/31/2003             $ 12,391                    $ 13,439            $ 11,377
 4/30/2003             $ 12,488                    $ 13,528            $ 11,353
 5/31/2003             $ 12,779                    $ 13,845            $ 11,334
 6/30/2003             $ 12,732                    $ 13,786            $ 11,347
 7/31/2003             $ 12,325                    $ 13,303            $ 11,359
 8/31/2003             $ 12,391                    $ 13,403            $ 11,402
 9/30/2003             $ 12,686                    $ 13,797            $ 11,439
10/31/2003             $ 12,608                    $ 13,727            $ 11,427
11/30/2003             $ 12,737                    $ 13,870            $ 11,396
12/31/2003             $ 12,847                    $ 13,985            $ 11,384
 1/31/2004             $ 12,924                    $ 14,065            $ 11,439
 2/29/2004             $ 13,098                    $ 14,277            $ 11,501
 3/31/2004             $ 13,069                    $ 14,227            $ 11,575
 4/30/2004             $ 12,776                    $ 13,890            $ 11,612
 5/31/2004             $ 12,727                    $ 13,840            $ 11,680
 6/30/2004             $ 12,762                    $ 13,890            $ 11,717
 7/31/2004             $ 12,906                    $ 14,073            $ 11,699
 8/31/2004             $ 13,114                    $ 14,355            $ 11,705
 9/30/2004             $ 13,193                    $ 14,431            $ 11,729
10/31/2004             $ 13,316                    $ 14,555            $ 11,791
11/30/2004             $ 13,211                    $ 14,435            $ 11,797
12/31/2004             $ 13,390                    $ 14,612            $ 11,754
 1/31/2005             $ 13,525                    $ 14,748            $ 11,779
 2/28/2005             $ 13,485                    $ 14,699            $ 11,847
 3/31/2005             $ 13,411                    $ 14,607            $ 11,939
 4/30/2005             $ 13,604                    $ 14,837            $ 12,020
 5/31/2005             $ 13,684                    $ 14,942            $ 12,007
 6/30/2005             $ 13,743                    $ 15,034            $ 12,014
 7/31/2005             $ 13,690                    $ 14,966            $ 12,069
 8/31/2005             $ 13,817                    $ 15,118            $ 12,131
 9/30/2005             $ 13,717                    $ 15,016            $ 12,279
10/31/2005             $ 13,629                    $ 14,925            $ 12,304
11/30/2005             $ 13,711                    $ 14,996            $ 12,205
12/31/2005             $ 13,827                    $ 15,125            $ 12,156
 1/31/2006             $ 13,852                    $ 15,166            $ 12,248
 2/28/2006             $ 13,958                    $ 15,268            $ 12,273
 3/31/2006             $ 13,856                    $ 15,163            $ 12,341
 4/30/2006             $ 13,846                    $ 15,157            $ 12,446
 5/31/2006             $ 13,883                    $ 15,225            $ 12,508
 6/30/2006             $ 13,850                    $ 15,167            $ 12,532
 7/31/2006             $ 13,992                    $ 15,348            $ 12,569
 8/31/2006             $ 14,193                    $ 15,576            $ 12,594
 9/30/2006             $ 14,289                    $ 15,684            $ 12,532
10/31/2006             $ 14,362                    $ 15,782            $ 12,464
11/30/2006             $ 14,494                    $ 15,914            $ 12,446
12/31/2006             $ 14,437                    $ 15,858            $ 12,464
 1/31/2007             $ 14,415                    $ 15,817            $ 12,503
 2/28/2007             $ 14,584                    $ 16,025            $ 12,569
 3/31/2007             $ 14,538                    $ 15,986            $ 12,684
 4/30/2007             $ 14,576                    $ 16,033            $ 12,766
 5/31/2007             $ 14,517                    $ 15,962            $ 12,844
 6/30/2007             $ 14,446                    $ 15,880            $ 12,869
 7/31/2007             $ 14,546                    $ 16,003            $ 12,866
 8/31/2007             $ 14,487                    $ 15,934            $ 12,842
 9/30/2007             $ 14,697                    $ 16,169            $ 12,878
10/31/2007             $ 14,759                    $ 16,242            $ 12,905
11/30/2007             $ 14,835                    $ 16,345            $ 12,982
12/31/2007             $ 14,898                    $ 16,390            $ 12,973
 1/31/2008             $ 14,998                    $ 16,597            $ 13,038
 2/29/2008             $ 14,383                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS A                 2/29/08
-------------------------------
1-Year                   -5.53%
-------------------------------
5-Year                   +2.17%
-------------------------------
10-Year                  +3.70%
-------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Franklin Minnesota Insured        Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                    $ 10,000            $ 10,000
 3/31/1998             $ 10,013                    $ 10,009            $ 10,019
 4/30/1998             $  9,994                    $  9,964            $ 10,037
 5/31/1998             $ 10,115                    $ 10,121            $ 10,056
 6/30/1998             $ 10,157                    $ 10,161            $ 10,068
 7/31/1998             $ 10,170                    $ 10,187            $ 10,080
 8/31/1998             $ 10,276                    $ 10,344            $ 10,093
 9/30/1998             $ 10,365                    $ 10,473            $ 10,105
10/31/1998             $ 10,387                    $ 10,473            $ 10,130
11/30/1998             $ 10,417                    $ 10,510            $ 10,130
12/31/1998             $ 10,436                    $ 10,536            $ 10,124
 1/31/1999             $ 10,508                    $ 10,661            $ 10,148
 2/28/1999             $ 10,460                    $ 10,615            $ 10,161
 3/31/1999             $ 10,497                    $ 10,629            $ 10,191
 4/30/1999             $ 10,510                    $ 10,656            $ 10,266
 5/31/1999             $ 10,461                    $ 10,594            $ 10,266
 6/30/1999             $ 10,311                    $ 10,442            $ 10,266
 7/31/1999             $ 10,332                    $ 10,480            $ 10,296
 8/31/1999             $ 10,177                    $ 10,396            $ 10,321
 9/30/1999             $ 10,145                    $ 10,400            $ 10,371
10/31/1999             $  9,980                    $ 10,287            $ 10,389
11/30/1999             $ 10,079                    $ 10,397            $ 10,395
12/31/1999             $  9,976                    $ 10,319            $ 10,395
 1/31/2000             $  9,916                    $ 10,274            $ 10,426
 2/29/2000             $ 10,054                    $ 10,394            $ 10,488
 3/31/2000             $ 10,300                    $ 10,621            $ 10,574
 4/30/2000             $ 10,221                    $ 10,558            $ 10,581
 5/31/2000             $ 10,125                    $ 10,503            $ 10,593
 6/30/2000             $ 10,383                    $ 10,782            $ 10,649
 7/31/2000             $ 10,541                    $ 10,932            $ 10,673
 8/31/2000             $ 10,709                    $ 11,100            $ 10,673
 9/30/2000             $ 10,638                    $ 11,042            $ 10,729
10/31/2000             $ 10,752                    $ 11,163            $ 10,747
11/30/2000             $ 10,829                    $ 11,247            $ 10,754
12/31/2000             $ 11,112                    $ 11,525            $ 10,747
 1/31/2001             $ 11,189                    $ 11,639            $ 10,815
 2/28/2001             $ 11,239                    $ 11,676            $ 10,859
 3/31/2001             $ 11,335                    $ 11,781            $ 10,883
 4/30/2001             $ 11,215                    $ 11,653            $ 10,926
 5/31/2001             $ 11,312                    $ 11,779            $ 10,976
 6/30/2001             $ 11,391                    $ 11,858            $ 10,994
 7/31/2001             $ 11,538                    $ 12,033            $ 10,964
 8/31/2001             $ 11,675                    $ 12,231            $ 10,964
 9/30/2001             $ 11,629                    $ 12,190            $ 11,013
10/31/2001             $ 11,747                    $ 12,336            $ 10,976
11/30/2001             $ 11,681                    $ 12,232            $ 10,957
12/31/2001             $ 11,567                    $ 12,116            $ 10,914
 1/31/2002             $ 11,734                    $ 12,326            $ 10,939
 2/28/2002             $ 11,824                    $ 12,475            $ 10,982
 3/31/2002             $ 11,659                    $ 12,230            $ 11,044
 4/30/2002             $ 11,819                    $ 12,469            $ 11,106
 5/31/2002             $ 11,871                    $ 12,545            $ 11,106
 6/30/2002             $ 11,962                    $ 12,678            $ 11,112
 7/31/2002             $ 12,084                    $ 12,841            $ 11,124
 8/31/2002             $ 12,187                    $ 12,995            $ 11,161
 9/30/2002             $ 12,419                    $ 13,280            $ 11,180
10/31/2002             $ 12,241                    $ 13,059            $ 11,198
11/30/2002             $ 12,212                    $ 13,005            $ 11,198
12/31/2002             $ 12,437                    $ 13,280            $ 11,174
 1/31/2003             $ 12,428                    $ 13,246            $ 11,223
 2/28/2003             $ 12,582                    $ 13,431            $ 11,309
 3/31/2003             $ 12,592                    $ 13,439            $ 11,377
 4/30/2003             $ 12,684                    $ 13,528            $ 11,353
 5/31/2003             $ 12,973                    $ 13,845            $ 11,334
 6/30/2003             $ 12,918                    $ 13,786            $ 11,347
 7/31/2003             $ 12,500                    $ 13,303            $ 11,359
 8/31/2003             $ 12,560                    $ 13,403            $ 11,402
 9/30/2003             $ 12,850                    $ 13,797            $ 11,439
10/31/2003             $ 12,775                    $ 13,727            $ 11,427
11/30/2003             $ 12,898                    $ 13,870            $ 11,396
12/31/2003             $ 12,992                    $ 13,985            $ 11,384
 1/31/2004             $ 13,065                    $ 14,065            $ 11,439
 2/29/2004             $ 13,244                    $ 14,277            $ 11,501
 3/31/2004             $ 13,200                    $ 14,227            $ 11,575
 4/30/2004             $ 12,910                    $ 13,890            $ 11,612
 5/31/2004             $ 12,855                    $ 13,840            $ 11,680
 6/30/2004             $ 12,874                    $ 13,890            $ 11,717
 7/31/2004             $ 13,022                    $ 14,073            $ 11,699
 8/31/2004             $ 13,224                    $ 14,355            $ 11,705
 9/30/2004             $ 13,298                    $ 14,431            $ 11,729
10/31/2004             $ 13,404                    $ 14,555            $ 11,791
11/30/2004             $ 13,303                    $ 14,435            $ 11,797
12/31/2004             $ 13,465                    $ 14,612            $ 11,754
 1/31/2005             $ 13,605                    $ 14,748            $ 11,779
 2/28/2005             $ 13,558                    $ 14,699            $ 11,847
 3/31/2005             $ 13,478                    $ 14,607            $ 11,939
 4/30/2005             $ 13,664                    $ 14,837            $ 12,020
 5/31/2005             $ 13,739                    $ 14,942            $ 12,007
 6/30/2005             $ 13,791                    $ 15,034            $ 12,014
 7/31/2005             $ 13,743                    $ 14,966            $ 12,069
 8/31/2005             $ 13,863                    $ 15,118            $ 12,131
 9/30/2005             $ 13,747                    $ 15,016            $ 12,279
10/31/2005             $ 13,653                    $ 14,925            $ 12,304
11/30/2005             $ 13,728                    $ 14,996            $ 12,205
12/31/2005             $ 13,837                    $ 15,125            $ 12,156
 1/31/2006             $ 13,856                    $ 15,166            $ 12,248
 2/28/2006             $ 13,966                    $ 15,268            $ 12,273
 3/31/2006             $ 13,847                    $ 15,163            $ 12,341
 4/30/2006             $ 13,831                    $ 15,157            $ 12,446
 5/31/2006             $ 13,861                    $ 15,225            $ 12,508
 6/30/2006             $ 13,821                    $ 15,167            $ 12,532
 7/31/2006             $ 13,956                    $ 15,348            $ 12,569
 8/31/2006             $ 14,149                    $ 15,576            $ 12,594
 9/30/2006             $ 14,249                    $ 15,684            $ 12,532
10/31/2006             $ 14,315                    $ 15,782            $ 12,464
11/30/2006             $ 14,428                    $ 15,914            $ 12,446
12/31/2006             $ 14,376                    $ 15,858            $ 12,464
 1/31/2007             $ 14,336                    $ 15,817            $ 12,503
 2/28/2007             $ 14,496                    $ 16,025            $ 12,569
 3/31/2007             $ 14,456                    $ 15,986            $ 12,684
 4/30/2007             $ 14,475                    $ 16,033            $ 12,766
 5/31/2007             $ 14,411                    $ 15,962            $ 12,844
 6/30/2007             $ 14,335                    $ 15,880            $ 12,869
 7/31/2007             $ 14,438                    $ 16,003            $ 12,866
 8/31/2007             $ 14,362                    $ 15,934            $ 12,842
 9/30/2007             $ 14,562                    $ 16,169            $ 12,878
10/31/2007             $ 14,628                    $ 16,242            $ 12,905
11/30/2007             $ 14,696                    $ 16,345            $ 12,982
12/31/2007             $ 14,751                    $ 16,390            $ 12,973
 1/31/2008             $ 14,843                    $ 16,597            $ 13,038
 2/29/2008             $ 14,232                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS C                 2/29/08
-------------------------------
1-Year                   -2.73%
-------------------------------
5-Year                   +2.50%
-------------------------------
10-Year                  +3.59%
-------------------------------


                                                              Annual Report | 53

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


54 | Annual Report

Your Fund's Expenses

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 55

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/07      VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $  993.00              $3.27
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.58              $3.32
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $  991.20              $5.99
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.85              $6.07
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


56 | Annual Report

Franklin Ohio Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Ohio municipal securities. 2

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Ohio Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   45.2%
AA .....................................    8.6%
A ......................................   13.2%
Not Rated by S&P .......................   33.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                  MOODY'S
AAA or Aaa                                 25.0%
AA or Aa                                    1.9%
A                                           6.1%
------------------------------------------------
Total                                      33.0%

--------------------------------------------------------------------------------

This annual report for Franklin Ohio Insured Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 116.


                                                              Annual Report | 57

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                           ------------------------------------
MONTH                                        CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
March 2007                                 4.33 cents   3.75 cents   3.75 cents
--------------------------------------------------------------------------------
April 2007                                 4.33 cents   3.75 cents   3.75 cents
--------------------------------------------------------------------------------
May 2007                                   4.33 cents   3.75 cents   3.75 cents
--------------------------------------------------------------------------------
June 2007                                  4.20 cents   3.64 cents   3.62 cents
--------------------------------------------------------------------------------
July 2007                                  4.20 cents   3.64 cents   3.62 cents
--------------------------------------------------------------------------------
August 2007                                4.20 cents   3.64 cents   3.62 cents
--------------------------------------------------------------------------------
September 2007                             4.20 cents   3.62 cents   3.63 cents
--------------------------------------------------------------------------------
October 2007                               4.20 cents   3.62 cents   3.63 cents
--------------------------------------------------------------------------------
November 2007                              4.20 cents   3.62 cents   3.63 cents
--------------------------------------------------------------------------------
December 2007                              4.20 cents   3.63 cents   3.62 cents
--------------------------------------------------------------------------------
January 2008                               4.20 cents   3.63 cents   3.62 cents
--------------------------------------------------------------------------------
February 2008                              4.20 cents   3.63 cents   3.62 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.64 on February 28, 2007, to $11.91 on February 29, 2008. The Fund's Class A shares paid dividends totaling 50.81 cents per share for the same period. 3 The Performance Summary beginning on page 61 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.05% based on an annualization of the current 4.20 cent per share dividend and the maximum offering price of $12.44 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Ohio personal income tax bracket of 39.06% would need to earn a distribution rate of 6.65% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


58 | Annual Report
years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Ohio's broad and diverse economy faced the challenges of a slowdown, largely reflected in significant contraction within the state's prominent manufacturing sector foremost, and housing-related industries secondarily. Within manufacturing, weaker sales and industry-wide restructuring/downsizing has hurt the state's crucial auto industry and caused additional Ohio plant closures. Partially offsetting these job losses were modest payroll gains in a handful of industries including education, health services, and professional/business services, as the state continued to diversify away from a manufacturing-dominated economy to a more balanced service- and trade-oriented profile. Overall, however, Ohio's employment growth was -0.2% in 2007, compared with a national employment growth rate of 1.6%. 4 As of February 2008, the state unemployment rate was 5.3%, which was higher than the 4.8% national rate. 4 Other risks to the Ohio economy included elevated mortgage foreclosure and delinquency rates, and a housing market softening in tandem with the national housing downturn. Poor population trends, underscored by accelerating out-migration in recent years, have also hindered the state's pace of expansion despite the allure of low business costs compared to nearby states and increased business diversification within some of Ohio's metro areas.

Even though revenue growth has been slow amid severe economic challenges, the state made progress in restoring financial reserves. Personal income tax revenues exceeded expectations; however, sales tax receipts fell short. Ohio ended fiscal year 2007 with an estimated general revenue fund balance of $1.4 billion and its budget stabilization fund, which was depleted as recently as 2003, stood at $1.0 billion. 5 The 2008-2009 biennial budget preserves the budget stabilization reserve and continues tax reform initiatives from the previous biennium, but relies on significant cost containment. The state in January 2008 announced a budget gap in the current and coming fiscal years, and it faces a revenue shortfall of about $558 million or 2.6% of the initial budget estimate. 5

PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               35.9%
--------------------------------------------------------------------------------
General Obligation                                                        25.8%
--------------------------------------------------------------------------------
Higher Education                                                          12.4%
--------------------------------------------------------------------------------
Utilities                                                                  8.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     6.2%
--------------------------------------------------------------------------------
Transportation                                                             4.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       2.7%
--------------------------------------------------------------------------------
Tax-Supported                                                              2.7%
--------------------------------------------------------------------------------
Housing                                                                    1.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.6%
--------------------------------------------------------------------------------
Other Revenue                                                              0.6%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

4. Source: Bureau of Labor Statistics.

5. Source: Moody's Investors Service, "New Issue: Ohio (State of)," 2/22/08.


                                                              Annual Report | 59

Ohio's general revenue-supported debt totals $9.2 billion and tax-supported debt stands at $10.0 billion. 6 The state's debt levels, at $796 per capita and 2.4% of personal income, are moderate, with rapid amortization and a conservatively managed capital and debt program. 6 Independent credit rating agency Standard & Poor's has assigned Ohio's general obligation debt a rating of AA+ with a stable outlook. 7 Despite recent challenges, rapid recovery in Ohio's fund balance and reserve levels during the past four years underscores the conservative financial and debt management practices that have long been central to maintaining the state's high credit rating.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 9 for details.

Thank you for your continued participation in Franklin Ohio Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6. Source: Standard & Poor's, "Research: State Review: Ohio," RATINGSDIRECT, 10/1/07.

7. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


60 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FTOIX)                            CHANGE   2/29/08   2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.73    $11.91    $12.64
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                           $0.5081
--------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.0043
--------------------------------------------------------------------------------
       TOTAL                              $0.5124
--------------------------------------------------------------------------------
CLASS B   (SYMBOL: FBOIX)                            CHANGE   2/29/08   2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.73    $11.96    $12.69
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                           $0.4393
--------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.0043
--------------------------------------------------------------------------------
       TOTAL                              $0.4436
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FOITX)                            CHANGE   2/29/08   2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.73    $12.02    $12.75
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                           $0.4386
--------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.0043
--------------------------------------------------------------------------------
       TOTAL                              $0.4429
--------------------------------------------------------------------------------


                                                              Annual Report | 61

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------
CLASS A                                               1-YEAR   5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                             -1.82%  +16.95%         +52.09%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                         -5.98%   +2.29%          +3.83%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                    -2.81%   +2.87%          +4.14%
-------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.05%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.65%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.18%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.22%
-------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.65%
-------------------------------------------------------------------------------------------
CLASS B                                               1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                             -2.35%  +13.83%         +43.91%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                         -6.12%   +2.28%          +4.61%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                    -2.93%   +2.86%          +4.94%
-------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.62%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.94%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.75%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.51%
-------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.20%
-------------------------------------------------------------------------------------------
CLASS C                                               1-YEAR   5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                             -2.34%  +13.81%         +44.11%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                         -3.28%   +2.62%          +3.72%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                    -0.02%   +3.21%          +4.02%
-------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.58%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.87%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.77%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.55%
-------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.20%
-------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


62 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Ohio Insured        Lehman Brothers
   Date        Tax-Free Income Fund      Municipal Bond Index 8         CPI 8
--------------------------------------------------------------------------------
  3/1/1998           $  9,577                  $ 10,000               $ 10,000
 3/31/1998           $  9,579                  $ 10,009               $ 10,019
 4/30/1998           $  9,558                  $  9,964               $ 10,037
 5/31/1998           $  9,693                  $ 10,121               $ 10,056
 6/30/1998           $  9,732                  $ 10,161               $ 10,068
 7/31/1998           $  9,756                  $ 10,187               $ 10,080
 8/31/1998           $  9,867                  $ 10,344               $ 10,093
 9/30/1998           $  9,994                  $ 10,473               $ 10,105
10/31/1998           $ 10,011                  $ 10,473               $ 10,130
11/30/1998           $ 10,043                  $ 10,510               $ 10,130
12/31/1998           $ 10,061                  $ 10,536               $ 10,124
 1/31/1999           $ 10,142                  $ 10,661               $ 10,148
 2/28/1999           $ 10,119                  $ 10,615               $ 10,161
 3/31/1999           $ 10,152                  $ 10,629               $ 10,191
 4/30/1999           $ 10,169                  $ 10,656               $ 10,266
 5/31/1999           $ 10,112                  $ 10,594               $ 10,266
 6/30/1999           $  9,987                  $ 10,442               $ 10,266
 7/31/1999           $ 10,003                  $ 10,480               $ 10,296
 8/31/1999           $  9,879                  $ 10,396               $ 10,321
 9/30/1999           $  9,879                  $ 10,400               $ 10,371
10/31/1999           $  9,753                  $ 10,287               $ 10,389
11/30/1999           $  9,837                  $ 10,397               $ 10,395
12/31/1999           $  9,753                  $ 10,319               $ 10,395
 1/31/2000           $  9,711                  $ 10,274               $ 10,426
 2/29/2000           $  9,830                  $ 10,394               $ 10,488
 3/31/2000           $ 10,044                  $ 10,621               $ 10,574
 4/30/2000           $  9,984                  $ 10,558               $ 10,581
 5/31/2000           $  9,942                  $ 10,503               $ 10,593
 6/30/2000           $ 10,176                  $ 10,782               $ 10,649
 7/31/2000           $ 10,324                  $ 10,932               $ 10,673
 8/31/2000           $ 10,473                  $ 11,100               $ 10,673
 9/30/2000           $ 10,421                  $ 11,042               $ 10,729
10/31/2000           $ 10,509                  $ 11,163               $ 10,747
11/30/2000           $ 10,598                  $ 11,247               $ 10,754
12/31/2000           $ 10,865                  $ 11,525               $ 10,747
 1/31/2001           $ 10,928                  $ 11,639               $ 10,815
 2/28/2001           $ 10,964                  $ 11,676               $ 10,859
 3/31/2001           $ 11,054                  $ 11,781               $ 10,883
 4/30/2001           $ 10,946                  $ 11,653               $ 10,926
 5/31/2001           $ 11,037                  $ 11,779               $ 10,976
 6/30/2001           $ 11,110                  $ 11,858               $ 10,994
 7/31/2001           $ 11,257                  $ 12,033               $ 10,964
 8/31/2001           $ 11,422                  $ 12,231               $ 10,964
 9/30/2001           $ 11,414                  $ 12,190               $ 11,013
10/31/2001           $ 11,525                  $ 12,336               $ 10,976
11/30/2001           $ 11,470                  $ 12,232               $ 10,957
12/31/2001           $ 11,376                  $ 12,116               $ 10,914
 1/31/2002           $ 11,553                  $ 12,326               $ 10,939
 2/28/2002           $ 11,666                  $ 12,475               $ 10,982
 3/31/2002           $ 11,486                  $ 12,230               $ 11,044
 4/30/2002           $ 11,656                  $ 12,469               $ 11,106
 5/31/2002           $ 11,713                  $ 12,545               $ 11,106
 6/30/2002           $ 11,817                  $ 12,678               $ 11,112
 7/31/2002           $ 11,931                  $ 12,841               $ 11,124
 8/31/2002           $ 12,046                  $ 12,995               $ 11,161
 9/30/2002           $ 12,276                  $ 13,280               $ 11,180
10/31/2002           $ 12,110                  $ 13,059               $ 11,198
11/30/2002           $ 12,089                  $ 13,005               $ 11,198
12/31/2002           $ 12,322                  $ 13,280               $ 11,174
 1/31/2003           $ 12,301                  $ 13,246               $ 11,223
 2/28/2003           $ 12,456                  $ 13,431               $ 11,309
 3/31/2003           $ 12,474                  $ 13,439               $ 11,377
 4/30/2003           $ 12,581                  $ 13,528               $ 11,353
 5/31/2003           $ 12,867                  $ 13,845               $ 11,334
 6/30/2003           $ 12,822                  $ 13,786               $ 11,347
 7/31/2003           $ 12,366                  $ 13,303               $ 11,359
 8/31/2003           $ 12,441                  $ 13,403               $ 11,402
 9/30/2003           $ 12,709                  $ 13,797               $ 11,439
10/31/2003           $ 12,674                  $ 13,727               $ 11,427
11/30/2003           $ 12,832                  $ 13,870               $ 11,396
12/31/2003           $ 12,931                  $ 13,985               $ 11,384
 1/31/2004           $ 13,028                  $ 14,065               $ 11,439
 2/29/2004           $ 13,228                  $ 14,277               $ 11,501
 3/31/2004           $ 13,171                  $ 14,227               $ 11,575
 4/30/2004           $ 12,844                  $ 13,890               $ 11,612
 5/31/2004           $ 12,787                  $ 13,840               $ 11,680
 6/30/2004           $ 12,805                  $ 13,890               $ 11,717
 7/31/2004           $ 12,968                  $ 14,073               $ 11,699
 8/31/2004           $ 13,215                  $ 14,355               $ 11,705
 9/30/2004           $ 13,294                  $ 14,431               $ 11,729
10/31/2004           $ 13,437                  $ 14,555               $ 11,791
11/30/2004           $ 13,304                  $ 14,435               $ 11,797
12/31/2004           $ 13,501                  $ 14,612               $ 11,754
 1/31/2005           $ 13,678                  $ 14,748               $ 11,779
 2/28/2005           $ 13,640                  $ 14,699               $ 11,847
 3/31/2005           $ 13,559                  $ 14,607               $ 11,939
 4/30/2005           $ 13,771                  $ 14,837               $ 12,020
 5/31/2005           $ 13,874                  $ 14,942               $ 12,007
 6/30/2005           $ 13,956                  $ 15,034               $ 12,014
 7/31/2005           $ 13,884                  $ 14,966               $ 12,069
 8/31/2005           $ 14,010                  $ 15,118               $ 12,131
 9/30/2005           $ 13,904                  $ 15,016               $ 12,279
10/31/2005           $ 13,821                  $ 14,925               $ 12,304
11/30/2005           $ 13,903                  $ 14,996               $ 12,205
12/31/2005           $ 14,020                  $ 15,125               $ 12,156
 1/31/2006           $ 14,047                  $ 15,166               $ 12,248
 2/28/2006           $ 14,187                  $ 15,268               $ 12,273
 3/31/2006           $ 14,078                  $ 15,163               $ 12,341
 4/30/2006           $ 14,083                  $ 15,157               $ 12,446
 5/31/2006           $ 14,121                  $ 15,225               $ 12,508
 6/30/2006           $ 14,046                  $ 15,167               $ 12,532
 7/31/2006           $ 14,209                  $ 15,348               $ 12,569
 8/31/2006           $ 14,408                  $ 15,576               $ 12,594
 9/30/2006           $ 14,493                  $ 15,684               $ 12,532
10/31/2006           $ 14,602                  $ 15,782               $ 12,464
11/30/2006           $ 14,734                  $ 15,914               $ 12,446
12/31/2006           $ 14,691                  $ 15,858               $ 12,464
 1/31/2007           $ 14,637                  $ 15,817               $ 12,503
 2/28/2007           $ 14,840                  $ 16,025               $ 12,569
 3/31/2007           $ 14,785                  $ 15,986               $ 12,684
 4/30/2007           $ 14,824                  $ 16,033               $ 12,766
 5/31/2007           $ 14,769                  $ 15,962               $ 12,844
 6/30/2007           $ 14,693                  $ 15,880               $ 12,869
 7/31/2007           $ 14,803                  $ 16,003               $ 12,866
 8/31/2007           $ 14,746                  $ 15,934               $ 12,842
 9/30/2007           $ 14,964                  $ 16,169               $ 12,878
10/31/2007           $ 15,039                  $ 16,242               $ 12,905
11/30/2007           $ 15,150                  $ 16,345               $ 12,982
12/31/2007           $ 15,189                  $ 16,390               $ 12,973
 1/31/2008           $ 15,300                  $ 16,597               $ 13,038
 2/29/2008           $ 14,566                  $ 15,837               $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -5.98%
------------------------------
5-Year                  +2.29%
------------------------------
10-Year                 +3.83%
------------------------------

CLASS B (2/1/00-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Ohio Insured       Lehman Brothers
   Date        Tax-Free Income Fund      Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  2/1/2000           $ 10,000                  $ 10,000               $ 10,000
 2/29/2000           $ 10,104                  $ 10,116               $ 10,059
 3/31/2000           $ 10,319                  $ 10,337               $ 10,142
 4/30/2000           $ 10,262                  $ 10,276               $ 10,148
 5/31/2000           $ 10,214                  $ 10,223               $ 10,160
 6/30/2000           $ 10,458                  $ 10,494               $ 10,213
 7/31/2000           $ 10,596                  $ 10,640               $ 10,237
 8/31/2000           $ 10,752                  $ 10,804               $ 10,237
 9/30/2000           $ 10,694                  $ 10,747               $ 10,290
10/31/2000           $ 10,779                  $ 10,865               $ 10,308
11/30/2000           $ 10,874                  $ 10,947               $ 10,314
12/31/2000           $ 11,133                  $ 11,217               $ 10,308
 1/31/2001           $ 11,192                  $ 11,328               $ 10,373
 2/28/2001           $ 11,224                  $ 11,364               $ 10,415
 3/31/2001           $ 11,310                  $ 11,466               $ 10,438
 4/30/2001           $ 11,195                  $ 11,342               $ 10,480
 5/31/2001           $ 11,291                  $ 11,464               $ 10,527
 6/30/2001           $ 11,361                  $ 11,541               $ 10,545
 7/31/2001           $ 11,505                  $ 11,712               $ 10,515
 8/31/2001           $ 11,669                  $ 11,905               $ 10,515
 9/30/2001           $ 11,655                  $ 11,865               $ 10,563
10/31/2001           $ 11,763                  $ 12,006               $ 10,527
11/30/2001           $ 11,701                  $ 11,905               $ 10,509
12/31/2001           $ 11,600                  $ 11,792               $ 10,468
 1/31/2002           $ 11,784                  $ 11,997               $ 10,492
 2/28/2002           $ 11,883                  $ 12,141               $ 10,533
 3/31/2002           $ 11,705                  $ 11,903               $ 10,592
 4/30/2002           $ 11,862                  $ 12,136               $ 10,652
 5/31/2002           $ 11,915                  $ 12,210               $ 10,652
 6/30/2002           $ 12,015                  $ 12,339               $ 10,658
 7/31/2002           $ 12,135                  $ 12,498               $ 10,669
 8/31/2002           $ 12,236                  $ 12,648               $ 10,705
 9/30/2002           $ 12,473                  $ 12,925               $ 10,723
10/31/2002           $ 12,299                  $ 12,711               $ 10,741
11/30/2002           $ 12,272                  $ 12,658               $ 10,741
12/31/2002           $ 12,503                  $ 12,925               $ 10,717
 1/31/2003           $ 12,475                  $ 12,892               $ 10,764
 2/28/2003           $ 12,627                  $ 13,072               $ 10,847
 3/31/2003           $ 12,638                  $ 13,080               $ 10,912
 4/30/2003           $ 12,740                  $ 13,167               $ 10,889
 5/31/2003           $ 13,034                  $ 13,475               $ 10,871
 6/30/2003           $ 12,973                  $ 13,418               $ 10,883
 7/31/2003           $ 12,507                  $ 12,948               $ 10,895
 8/31/2003           $ 12,577                  $ 13,045               $ 10,936
 9/30/2003           $ 12,841                  $ 13,428               $ 10,972
10/31/2003           $ 12,799                  $ 13,361               $ 10,960
11/30/2003           $ 12,952                  $ 13,500               $ 10,930
12/31/2003           $ 13,045                  $ 13,612               $ 10,918
 1/31/2004           $ 13,137                  $ 13,690               $ 10,972
 2/29/2004           $ 13,333                  $ 13,896               $ 11,031
 3/31/2004           $ 13,269                  $ 13,847               $ 11,102
 4/30/2004           $ 12,935                  $ 13,519               $ 11,137
 5/31/2004           $ 12,871                  $ 13,470               $ 11,203
 6/30/2004           $ 12,884                  $ 13,519               $ 11,238
 7/31/2004           $ 13,051                  $ 13,697               $ 11,220
 8/31/2004           $ 13,282                  $ 13,972               $ 11,226
 9/30/2004           $ 13,356                  $ 14,046               $ 11,250
10/31/2004           $ 13,493                  $ 14,167               $ 11,309
11/30/2004           $ 13,364                  $ 14,050               $ 11,315
12/31/2004           $ 13,555                  $ 14,221               $ 11,274
 1/31/2005           $ 13,715                  $ 14,354               $ 11,297
 2/28/2005           $ 13,671                  $ 14,307               $ 11,363
 3/31/2005           $ 13,583                  $ 14,216               $ 11,451
 4/30/2005           $ 13,799                  $ 14,441               $ 11,528
 5/31/2005           $ 13,896                  $ 14,543               $ 11,517
 6/30/2005           $ 13,960                  $ 14,633               $ 11,523
 7/31/2005           $ 13,893                  $ 14,567               $ 11,576
 8/31/2005           $ 14,013                  $ 14,714               $ 11,635
 9/30/2005           $ 13,901                  $ 14,615               $ 11,777
10/31/2005           $ 13,812                  $ 14,526               $ 11,801
11/30/2005           $ 13,877                  $ 14,596               $ 11,706
12/31/2005           $ 13,997                  $ 14,721               $ 11,659
 1/31/2006           $ 14,007                  $ 14,761               $ 11,748
 2/28/2006           $ 14,139                  $ 14,860               $ 11,771
 3/31/2006           $ 14,036                  $ 14,758               $ 11,836
 4/30/2006           $ 14,034                  $ 14,752               $ 11,937
 5/31/2006           $ 14,066                  $ 14,818               $ 11,996
 6/30/2006           $ 13,973                  $ 14,762               $ 12,020
 7/31/2006           $ 14,140                  $ 14,938               $ 12,056
 8/31/2006           $ 14,319                  $ 15,160               $ 12,079
 9/30/2006           $ 14,408                  $ 15,265               $ 12,020
10/31/2006           $ 14,498                  $ 15,361               $ 11,955
11/30/2006           $ 14,634                  $ 15,489               $ 11,937
12/31/2006           $ 14,585                  $ 15,434               $ 11,955
 1/31/2007           $ 14,525                  $ 15,395               $ 11,991
 2/28/2007           $ 14,719                  $ 15,597               $ 12,056
 3/31/2007           $ 14,658                  $ 15,559               $ 12,165
 4/30/2007           $ 14,690                  $ 15,605               $ 12,244
 5/31/2007           $ 14,616                  $ 15,536               $ 12,319
 6/30/2007           $ 14,547                  $ 15,455               $ 12,343
 7/31/2007           $ 14,649                  $ 15,575               $ 12,340
 8/31/2007           $ 14,574                  $ 15,508               $ 12,317
 9/30/2007           $ 14,794                  $ 15,738               $ 12,351
10/31/2007           $ 14,861                  $ 15,808               $ 12,378
11/30/2007           $ 14,951                  $ 15,909               $ 12,451
12/31/2007           $ 14,983                  $ 15,953               $ 12,443
 1/31/2008           $ 15,097                  $ 16,154               $ 12,505
 2/29/2008           $ 14,391                  $ 15,414               $ 12,541

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                       2/29/08
-------------------------------------
1-Year                         -6.12%
-------------------------------------
5-Year                         +2.28%
-------------------------------------
Since Inception (2/1/00)       +4.61%
-------------------------------------


                                                              Annual Report | 63

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -3.28%
------------------------------
5-Year                  +2.62%
------------------------------
10-Year                 +3.72%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Ohio Insured        Lehman Brothers
   Date        Tax-Free Income Fund      Municipal Bond Index 8         CPI 8
--------------------------------------------------------------------------------
  3/1/1998           $ 10,000                  $ 10,000               $ 10,000
 3/31/1998           $ 10,006                  $ 10,009               $ 10,019
 4/30/1998           $  9,971                  $  9,964               $ 10,037
 5/31/1998           $ 10,106                  $ 10,121               $ 10,056
 6/30/1998           $ 10,150                  $ 10,161               $ 10,068
 7/31/1998           $ 10,162                  $ 10,187               $ 10,080
 8/31/1998           $ 10,281                  $ 10,344               $ 10,093
 9/30/1998           $ 10,408                  $ 10,473               $ 10,105
10/31/1998           $ 10,420                  $ 10,473               $ 10,130
11/30/1998           $ 10,449                  $ 10,510               $ 10,130
12/31/1998           $ 10,454                  $ 10,536               $ 10,124
 1/31/1999           $ 10,541                  $ 10,661               $ 10,148
 2/28/1999           $ 10,512                  $ 10,615               $ 10,161
 3/31/1999           $ 10,541                  $ 10,629               $ 10,191
 4/30/1999           $ 10,554                  $ 10,656               $ 10,266
 5/31/1999           $ 10,490                  $ 10,594               $ 10,266
 6/30/1999           $ 10,356                  $ 10,442               $ 10,266
 7/31/1999           $ 10,368                  $ 10,480               $ 10,296
 8/31/1999           $ 10,235                  $ 10,396               $ 10,321
 9/30/1999           $ 10,222                  $ 10,400               $ 10,371
10/31/1999           $ 10,097                  $ 10,287               $ 10,389
11/30/1999           $ 10,178                  $ 10,397               $ 10,395
12/31/1999           $ 10,087                  $ 10,319               $ 10,395
 1/31/2000           $ 10,030                  $ 10,274               $ 10,426
 2/29/2000           $ 10,149                  $ 10,394               $ 10,488
 3/31/2000           $ 10,364                  $ 10,621               $ 10,574
 4/30/2000           $ 10,298                  $ 10,558               $ 10,581
 5/31/2000           $ 10,250                  $ 10,503               $ 10,593
 6/30/2000           $ 10,494                  $ 10,782               $ 10,649
 7/31/2000           $ 10,641                  $ 10,932               $ 10,673
 8/31/2000           $ 10,788                  $ 11,100               $ 10,673
 9/30/2000           $ 10,730                  $ 11,042               $ 10,729
10/31/2000           $ 10,815                  $ 11,163               $ 10,747
11/30/2000           $ 10,901                  $ 11,247               $ 10,754
12/31/2000           $ 11,169                  $ 11,525               $ 10,747
 1/31/2001           $ 11,228                  $ 11,639               $ 10,815
 2/28/2001           $ 11,260                  $ 11,676               $ 10,859
 3/31/2001           $ 11,347                  $ 11,781               $ 10,883
 4/30/2001           $ 11,231                  $ 11,653               $ 10,926
 5/31/2001           $ 11,328                  $ 11,779               $ 10,976
 6/30/2001           $ 11,397                  $ 11,858               $ 10,994
 7/31/2001           $ 11,542                  $ 12,033               $ 10,964
 8/31/2001           $ 11,705                  $ 12,231               $ 10,964
 9/30/2001           $ 11,691                  $ 12,190               $ 11,013
10/31/2001           $ 11,799                  $ 12,336               $ 10,976
11/30/2001           $ 11,738                  $ 12,232               $ 10,957
12/31/2001           $ 11,637                  $ 12,116               $ 10,914
 1/31/2002           $ 11,811                  $ 12,326               $ 10,939
 2/28/2002           $ 11,920                  $ 12,475               $ 10,982
 3/31/2002           $ 11,732                  $ 12,230               $ 11,044
 4/30/2002           $ 11,899                  $ 12,469               $ 11,106
 5/31/2002           $ 11,951                  $ 12,545               $ 11,106
 6/30/2002           $ 12,051                  $ 12,678               $ 11,112
 7/31/2002           $ 12,171                  $ 12,841               $ 11,124
 8/31/2002           $ 12,272                  $ 12,995               $ 11,161
 9/30/2002           $ 12,509                  $ 13,280               $ 11,180
10/31/2002           $ 12,336                  $ 13,059               $ 11,198
11/30/2002           $ 12,309                  $ 13,005               $ 11,198
12/31/2002           $ 12,539                  $ 13,280               $ 11,174
 1/31/2003           $ 12,512                  $ 13,246               $ 11,223
 2/28/2003           $ 12,664                  $ 13,431               $ 11,309
 3/31/2003           $ 12,666                  $ 13,439               $ 11,377
 4/30/2003           $ 12,779                  $ 13,528               $ 11,353
 5/31/2003           $ 13,062                  $ 13,845               $ 11,334
 6/30/2003           $ 13,010                  $ 13,786               $ 11,347
 7/31/2003           $ 12,534                  $ 13,303               $ 11,359
 8/31/2003           $ 12,613                  $ 13,403               $ 11,402
 9/30/2003           $ 12,876                  $ 13,797               $ 11,439
10/31/2003           $ 12,834                  $ 13,727               $ 11,427
11/30/2003           $ 12,986                  $ 13,870               $ 11,396
12/31/2003           $ 13,080                  $ 13,985               $ 11,384
 1/31/2004           $ 13,172                  $ 14,065               $ 11,439
 2/29/2004           $ 13,367                  $ 14,277               $ 11,501
 3/31/2004           $ 13,304                  $ 14,227               $ 11,575
 4/30/2004           $ 12,970                  $ 13,890               $ 11,612
 5/31/2004           $ 12,907                  $ 13,840               $ 11,680
 6/30/2004           $ 12,919                  $ 13,890               $ 11,717
 7/31/2004           $ 13,076                  $ 14,073               $ 11,699
 8/31/2004           $ 13,317                  $ 14,355               $ 11,705
 9/30/2004           $ 13,401                  $ 14,431               $ 11,729
10/31/2004           $ 13,538                  $ 14,555               $ 11,791
11/30/2004           $ 13,399                  $ 14,435               $ 11,797
12/31/2004           $ 13,590                  $ 14,612               $ 11,754
 1/31/2005           $ 13,760                  $ 14,748               $ 11,779
 2/28/2005           $ 13,716                  $ 14,699               $ 11,847
 3/31/2005           $ 13,619                  $ 14,607               $ 11,939
 4/30/2005           $ 13,834                  $ 14,837               $ 12,020
 5/31/2005           $ 13,941                  $ 14,942               $ 12,007
 6/30/2005           $ 14,005                  $ 15,034               $ 12,014
 7/31/2005           $ 13,927                  $ 14,966               $ 12,069
 8/31/2005           $ 14,057                  $ 15,118               $ 12,131
 9/30/2005           $ 13,935                  $ 15,016               $ 12,279
10/31/2005           $ 13,846                  $ 14,925               $ 12,304
11/30/2005           $ 13,921                  $ 14,996               $ 12,205
12/31/2005           $ 14,031                  $ 15,125               $ 12,156
 1/31/2006           $ 14,051                  $ 15,166               $ 12,248
 2/28/2006           $ 14,183                  $ 15,268               $ 12,273
 3/31/2006           $ 14,081                  $ 15,163               $ 12,341
 4/30/2006           $ 14,067                  $ 15,157               $ 12,446
 5/31/2006           $ 14,099                  $ 15,225               $ 12,508
 6/30/2006           $ 14,018                  $ 15,167               $ 12,532
 7/31/2006           $ 14,173                  $ 15,348               $ 12,569
 8/31/2006           $ 14,363                  $ 15,576               $ 12,594
 9/30/2006           $ 14,452                  $ 15,684               $ 12,532
10/31/2006           $ 14,542                  $ 15,782               $ 12,464
11/30/2006           $ 14,677                  $ 15,914               $ 12,446
12/31/2006           $ 14,617                  $ 15,858               $ 12,464
 1/31/2007           $ 14,568                  $ 15,817               $ 12,503
 2/28/2007           $ 14,761                  $ 16,025               $ 12,569
 3/31/2007           $ 14,700                  $ 15,986               $ 12,684
 4/30/2007           $ 14,732                  $ 16,033               $ 12,766
 5/31/2007           $ 14,659                  $ 15,962               $ 12,844
 6/30/2007           $ 14,590                  $ 15,880               $ 12,869
 7/31/2007           $ 14,691                  $ 16,003               $ 12,866
 8/31/2007           $ 14,616                  $ 15,934               $ 12,842
 9/30/2007           $ 14,836                  $ 16,169               $ 12,878
10/31/2007           $ 14,902                  $ 16,242               $ 12,905
11/30/2007           $ 15,005                  $ 16,345               $ 12,982
12/31/2007           $ 15,036                  $ 16,390               $ 12,973
 1/31/2008           $ 15,138                  $ 16,597               $ 13,038
 2/29/2008           $ 14,411                  $ 15,837               $ 13,076

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Ohio personal income tax rate of 39.06%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


64 | Annual Report

Your Fund's Expenses

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 65

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/07       VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $  987.90               $3.16
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.68               $3.22
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $  986.10               $5.88
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.95               $5.97
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $  986.10               $5.88
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.95               $5.97
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


66 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                                   ---------------------------------------------------------------
                                                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                                                 2008 d       2007         2006         2005         2004 d
                                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................   $   10.77    $   10.74    $   10.80    $   10.97    $   10.76
                                                                   ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b .....................................        0.44         0.44         0.45         0.46         0.46
   Net realized and unrealized gains (losses) ..................       (0.81)        0.04        (0.05)       (0.17)        0.20
                                                                   ---------------------------------------------------------------
Total from investment operations ...............................       (0.37)        0.48         0.40         0.29         0.66
                                                                   ---------------------------------------------------------------
Less distributions from net investment income ..................       (0.44)       (0.45)       (0.46)       (0.46)       (0.45)
                                                                   ---------------------------------------------------------------
Redemption fees ................................................          --           --           --           -- e         --
                                                                   ---------------------------------------------------------------
Net asset value, end of year ...................................   $    9.96    $   10.77    $   10.74    $   10.80    $   10.97
                                                                   ===============================================================

Total return c .................................................       (3.61)%       4.55%        3.73%        2.79%        6.29%

RATIOS TO AVERAGE NET ASSETS
Expenses .......................................................        0.76%        0.74%        0.75%        0.76%        0.75%
Net investment income ..........................................        4.18%        4.15%        4.16%        4.29%        4.27%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $ 134,489    $ 167,548    $ 175,430    $ 149,897    $ 156,033
Portfolio turnover rate ........................................        1.79%        7.31%       15.80%       21.09%       11.38%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  MUNICIPAL BONDS 98.2%
  FLORIDA 98.2%
  Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 .................................    $  1,000,000     $  1,004,560
  Broward County HFAR, FSA Insured,
       5.65%, 11/01/22 ...........................................................................         405,000          405,223
       5.70%, 11/01/29 ...........................................................................         225,000          224,593
  Broward County School Board COP,
       MBIA Insured, 5.00%, 7/01/28 ..............................................................       2,000,000        1,882,760
       Series A, FSA Insured, 5.00%, 7/01/22 .....................................................       2,000,000        2,009,880
       Series A, FSA Insured, 5.00%, 7/01/26 .....................................................       2,850,000        2,786,274
       Series A, FSA Insured, 5.00%, 7/01/30 .....................................................       2,000,000        1,904,260
  Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 .............................       2,000,000        1,788,760
  Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida,
     FSA Insured, Pre-Refunded, 5.00%, 8/15/29 ...................................................       1,000,000        1,078,070
  Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%,
     9/01/29 .....................................................................................       1,890,000        1,890,605
  Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%,
     11/15/32 ....................................................................................       1,000,000          947,020
  Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ...............................       1,315,000        1,314,934
  Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
     10/01/30 ....................................................................................          45,000           45,188
  Escambia County Utilities Authority Utility System Revenue,
       FGIC Insured, 5.00%, 1/01/31 ..............................................................       1,775,000        1,704,852
       Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 .........................................       2,000,000        2,005,380
  Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ...............       1,600,000        1,602,384
  Florida HFC Revenue,
       Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ................       1,200,000        1,220,160
       Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 ..............................       1,070,000        1,073,328
  Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
     5.00%, 8/01/32 ..............................................................................       3,570,000        3,382,039
  Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ....................       2,000,000        1,945,260
  Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured, Pre-Refunded,
     5.25%, 7/01/30 ..............................................................................       2,000,000        2,124,360
  Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured, 5.00%,
     8/01/25 .....................................................................................       2,000,000        1,905,460
  Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
     Series A, MBIA Insured, 5.00%, 7/01/21 ......................................................       3,000,000        3,019,290
  Florida State Department of General Services Division Facilities Management Revenue, Florida
     Facilities Pool, Series B, FSA Insured, Pre-Refunded, 5.50%, 9/01/28 ........................         550,000          578,688
  Gulf Breeze Revenue,
       AMBAC Insured, 5.00%, 12/01/32 ............................................................       1,205,000        1,116,673
       FGIC Insured, 5.80%, 12/01/20 .............................................................       1,250,000        1,296,175
       Local Government Loan Program, Series C, FGIC Insured, 6.05%, 12/01/15 ....................       1,915,000        1,929,726
  Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 .................................       1,150,000        1,064,866
  Hillsborough County School Board COP, Master Lease Program,
       MBIA Insured, Pre-Refunded, 5.375%, 7/01/26 ...............................................       1,000,000        1,037,260
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/26 .........................................       1,670,000        1,600,261
  Indian Trail Water Control District Improvement Revenue, MBIA Insured, 5.75%, 8/01/16 ..........       1,090,000        1,092,681


68 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured, 5.00%,
     10/01/25 ....................................................................................    $  4,000,000     $  3,921,960
  Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
     5.00%, 10/01/32 .............................................................................       1,000,000          945,890
  Jacksonville Sales Tax Revenue, Better Jacksonville, MBIA Insured, 5.00%, 10/01/30 .............       1,500,000        1,429,725
  Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 .............................       2,000,000        1,966,680
  Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%,
     8/01/25 .....................................................................................       1,000,000        1,002,690
  Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ..........................       2,080,000        1,885,270
  Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 ...................................................       3,530,000        3,339,980
       Series B, FSA Insured, Pre-Refunded, 5.75%, 10/01/33 ......................................       4,000,000        4,314,560
  Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%, 4/01/32 ...........       1,460,000        1,313,752
  Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34 ............................................       2,595,000        2,373,517
  Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ............................       1,500,000        1,410,585
  Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .............................       3,000,000        2,848,530
  Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
       Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 ........................................       1,625,000        1,421,192
       Series B, FGIC Insured, 5.75%, 10/01/29 ...................................................       2,500,000        2,556,325
       Series B, FGIC Insured, 5.00%, 10/01/30 ...................................................       3,500,000        3,188,955
  Miami-Dade County GO, Building Better Communities Program, FGIC Insured, 5.00%,
     7/01/33 .....................................................................................       2,000,000        1,887,500
  Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA Insured,
     5.00%, 6/01/31 ..............................................................................       1,650,000        1,506,120
  Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 ...............       2,000,000        1,806,320
  Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ..........................       4,220,000        4,270,556
  Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 ..................................       1,000,000        1,052,340
  Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%,
     12/01/17 ....................................................................................         480,000          480,581
  Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ..................       3,000,000        2,818,260
  Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ...............       2,000,000        2,010,280
  Palm Beach County School Board COP, Series A,
       AMBAC Insured, Pre-Refunded, 5.125%, 8/01/24 ..............................................       2,000,000        2,146,540
       FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ................................................       3,000,000        3,240,300
  Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ....................       2,000,000        1,892,400
  Pembroke Pines Public Improvement Revenue,
       Series A, AMBAC Insured, 5.00%, 10/01/29 ..................................................       2,000,000        1,884,660
       Series B, AMBAC Insured, 5.00%, 10/01/34 ..................................................       2,000,000        1,850,600
  Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ....................................       3,000,000        2,901,030
  Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%, 12/01/21 ............       1,000,000        1,082,880
  Polk County Public Facilities Revenue, MBIA Insured, 5.00%, 12/01/33 ...........................       2,000,000        1,779,200
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ............................       1,000,000          980,280
  Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
       10/01/30 ..................................................................................       1,000,000          912,440
       10/01/34 ..................................................................................       2,000,000        1,815,020
  Port Orange GO, MBIA Insured, 5.00%, 4/01/33 ...................................................       1,755,000        1,659,107


                                                              Annual Report | 69

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  St. Augustine Capital Improvement Revenue, Refunding, AMBAC Insured, 5.00%,
     10/01/29 ....................................................................................    $  1,250,000     $  1,169,937
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
     Management Benefit, senior lien, Refunding, Series A, MBIA Insured, 5.25%, 5/01/25 ..........       5,000,000        4,994,050
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
     10/01/32 ....................................................................................       2,240,000        2,379,754
  Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ................................       1,000,000        1,006,380
  University of Central Florida Athletics Assn. Inc. COP, Series A, FGIC Insured, 5.00%,
       10/01/27 ..................................................................................       1,000,000          913,390
       10/01/30 ..................................................................................       1,485,000        1,335,713
  University of Central Florida COP, University of Central Florida Convocation Corp., Series A,
     FGIC Insured, 5.00%, 10/01/35 ...............................................................       1,500,000        1,357,620
                                                                                                                       -------------
  TOTAL LONG TERM INVESTMENTS (COST $135,083,202) ................................................                      132,033,839
  OTHER ASSETS, LESS LIABILITIES 1.8% ............................................................                        2,455,000
                                                                                                                       -------------
  NET ASSETS 100.0% ..............................................................................                     $134,488,839
                                                                                                                       =============

See Selected Portfolio Abbreviations on page 128.


70 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                --------------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                               2008 d        2007          2006          2005          2004 d
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $    12.32    $    12.32    $    12.41    $    12.62    $    12.37
                                                                --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..................................         0.52          0.53          0.54          0.55          0.55
   Net realized and unrealized gains (losses) ...............        (0.84)         0.01         (0.10)        (0.20)         0.25
                                                                --------------------------------------------------------------------
Total from investment operations ............................        (0.32)         0.54          0.44          0.35          0.80
                                                                --------------------------------------------------------------------
Less distributions from:
   Net investment income ....................................        (0.52)        (0.53)        (0.53)        (0.55)        (0.55)
   Net realized gains .......................................           -- e       (0.01)           --         (0.01)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.52)        (0.54)        (0.53)        (0.56)        (0.55)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- e          -- e          -- e          -- e          --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    11.48    $    12.32    $    12.32    $    12.41    $    12.62
                                                                ====================================================================

Total return c ..............................................        (2.70)%        4.51%         3.65%         2.93%         6.65%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................................         0.64%         0.63%         0.63%         0.63%         0.63%
Net investment income .......................................         4.28%         4.33%         4.37%         4.47%         4.45%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $1,909,094    $1,821,006    $1,697,516    $1,602,174    $1,696,913
Portfolio turnover rate .....................................        15.60%         6.75%         4.94%         9.07%         9.41%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                --------------------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS B                                                               2008 d        2007          2006          2005          2004 d
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $    12.37    $    12.37    $    12.47    $    12.67    $    12.42
                                                                --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..................................         0.45          0.46          0.47          0.48          0.49
   Net realized and unrealized gains (losses) ...............        (0.83)         0.01         (0.10)        (0.19)         0.24
                                                                --------------------------------------------------------------------
Total from investment operations ............................        (0.38)         0.47          0.37          0.29          0.73
                                                                --------------------------------------------------------------------
Less distributions from:
   Net investment income ....................................        (0.46)        (0.46)        (0.47)        (0.48)        (0.48)
   Net realized gains .......................................           -- e       (0.01)           --         (0.01)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.46)        (0.47)        (0.47)        (0.49)        (0.48)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- e          -- e          -- e          -- e          --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    11.53    $    12.37    $    12.37    $    12.47    $    12.67
                                                                ====================================================================

Total return c ..............................................        (3.22)%        3.93%         3.07%         2.35%         6.04%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................................         1.19%         1.18%         1.18%         1.18%         1.18%
Net investment income .......................................         3.73%         3.78%         3.82%         3.92%         3.90%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $   69,500    $   83,644    $   94,569    $  103,378    $  108,518
Portfolio turnover rate .....................................        15.60%         6.75%         4.94%         9.07%         9.41%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


72 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                --------------------------------------------------------------------
                                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                                               2008 d        2007          2006          2005          2004 d
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $    12.43    $    12.42    $    12.51    $    12.72    $    12.47
                                                                --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..................................         0.46          0.47          0.48          0.49          0.48
   Net realized and unrealized gains (losses) ...............        (0.84)         0.01         (0.10)        (0.21)         0.25
                                                                --------------------------------------------------------------------
Total from investment operations ............................        (0.38)         0.48          0.38          0.28          0.73
                                                                --------------------------------------------------------------------
Less distributions from:
   Net investment income ....................................        (0.46)        (0.46)        (0.47)        (0.48)        (0.48)
   Net realized gains .......................................           -- e       (0.01)           --         (0.01)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.46)        (0.47)        (0.47)        (0.49)        (0.48)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- e          -- e          -- e          -- e          --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    11.59    $    12.43    $    12.42    $    12.51    $    12.72
                                                                ====================================================================

Total return c ..............................................        (3.21)%        3.99%         3.06%         2.34%         5.99%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................................         1.19%         1.17%         1.18%         1.18%         1.20%
Net investment income .......................................         3.73%         3.79%         3.82%         3.92%         3.88%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $  148,054    $  141,913    $  147,979    $  138,027    $  152,833
Portfolio turnover rate .....................................        15.60%         6.75%         4.94%         9.07%         9.41%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.9%
  MUNICIPAL BONDS 98.9%
  ALABAMA 7.5%
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
     AMBAC Insured, 5.25%, 8/15/21 ...............................................................    $  2,490,000     $  2,520,822
  Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
     6/01/18 .....................................................................................       5,000,000        5,055,300
  Auburn University General Fee Revenue, Auburn University, Series A, FSA Insured, 5.00%,
     6/01/38 .....................................................................................      12,000,000       11,459,400
  Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ................................................       2,000,000        1,787,000
  Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured, 5.25%,
     6/01/32 .....................................................................................       5,000,000        4,892,250
  Birmingham Waterworks and Sewer Board Water and Sewer Revenue, Series A, FSA Insured,
     5.00%, 1/01/40 ..............................................................................      11,190,000       10,560,898
  Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
     Pre-Refunded, 5.50%, 6/01/30 ................................................................       1,670,000        1,783,560
  East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
     Series A, MBIA Insured, 5.25%, 9/01/28 ......................................................       7,000,000        7,155,190
  Foley Utilities Board Utilities Revenue, FSA Insured, 5.00%, 11/01/29 ..........................      10,720,000       10,361,523
  Helena Utilities Board Water and Sewer Revenue, MBIA Insured,
       5.25%, 4/01/27 ............................................................................       1,805,000        1,956,006
       5.25%, 4/01/33 ............................................................................       2,695,000        2,920,464
       Pre-Refunded, 5.25%, 4/01/27 ..............................................................       1,455,000        1,576,725
       Pre-Refunded, 5.25%, 4/01/33 ..............................................................       2,195,000        2,378,634
  Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
       10/01/24 ..................................................................................       5,855,000        5,780,817
       10/01/25 ..................................................................................       6,065,000        5,937,575
  Jefferson County Sewer Revenue, Capital Improvement wts.,
       Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/01/29 .....................................      22,050,000       22,780,076
       Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ......................................      12,690,000       13,508,505
  Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
     12/01/35 ....................................................................................       9,100,000        8,566,467
  Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36 .....................................      10,000,000        8,725,900
  Muscle Shoals GO, wts., MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 .............................       2,000,000        2,158,220
  Orange Beach Sewer Revenue, wts., MBIA Insured, 5.00%, 2/01/30 .................................       5,000,000        4,763,150
  Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
     5/15/35 .....................................................................................       3,665,000        3,427,288
  Pell City GO, wts.,
       Refunding, XLCA Insured, 5.00%, 2/01/24 ...................................................       1,020,000          958,239
       XLCA Insured, 5.00%, 2/01/34 ..............................................................       5,195,000        4,655,032
  University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
     5.00%, 9/01/41 ..............................................................................       5,000,000        4,590,750
  University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..................       3,000,000        2,788,500
  University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 .......................       5,975,000        5,995,972
                                                                                                                       -------------
                                                                                                                        159,044,263
                                                                                                                       -------------
  ALASKA 0.1%
  Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, BIG Insured,
     6.25%, 7/01/21 ..............................................................................           5,000            5,014
  Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ..............       3,000,000        3,010,530
                                                                                                                       -------------
                                                                                                                          3,015,544
                                                                                                                       -------------


74 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA 2.7%
  Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM,
     7.70%, 8/01/10 ..............................................................................    $  5,075,000     $  5,445,932
  Cochise County USD No. 68 GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ............         500,000          549,605
  Downtown Phoenix Hotel Corp. Revenue,
       Senior Series A, FGIC Insured, 5.00%, 7/01/36 .............................................      15,000,000       13,155,900
       Sub Series B, FGIC Insured, 5.00%, 7/01/36 ................................................       6,450,000        5,657,037
  Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A, MBIA
     Insured, ETM, 7.00%, 12/01/16 ...............................................................         300,000          356,133
  Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded,
       5.75%, 1/01/25 ............................................................................      18,000,000       19,097,280
       5.625%, 1/01/29 ...........................................................................      12,655,000       13,398,608
                                                                                                                       -------------
                                                                                                                         57,660,495
                                                                                                                       -------------
  ARKANSAS 2.8%
  Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA
     Insured, 6.50%, 7/01/10 .....................................................................       1,285,000        1,325,683
  Arkansas State University Revenue,
       Arkansas State University-Beebe, Series B, AMBAC Insured, 5.00%, 12/01/30 .................       3,250,000        3,109,340
       Arkansas State University-Beebe, Series B, AMBAC Insured, 5.00%, 12/01/35 .................       3,045,000        2,878,987
       Housing, Refunding, AMBAC Insured, 5.00%, 3/01/32 .........................................       6,820,000        6,446,741
  Benton Regional Public Water Authority Water Revenue, Refunding and Improvement, XLCA
     Insured, 5.00%, 10/01/35 ....................................................................       5,230,000        4,654,857
  Little Rock School District GO,
       Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ..........................................       3,970,000        4,006,881
       Series C, FSA Insured, 5.25%, 2/01/33 .....................................................       7,790,000        7,827,080
  Little Rock Sewer Revenue, Construction, Series A, FSA Insured, 4.75%, 6/01/37 .................      13,105,000       11,797,383
  Paragould Water and Electric Revenue, AMBAC Insured, Pre-Refunded, 5.65%, 12/01/25 .............       1,000,000        1,071,040
  Pulaski Technical College Revenue, Student Tuition and Fee, FGIC Insured, 5.00%,
     9/01/34 .....................................................................................       2,190,000        2,022,334
  University of Arkansas University Revenues,
       AMBAC Insured, 5.00%, 11/01/36 ............................................................       8,205,000        7,740,023
       Pine Bluff Campus, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35 ....................       2,000,000        1,904,800
       Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/32 ......................       4,000,000        3,830,000
                                                                                                                       -------------
                                                                                                                         58,615,149
                                                                                                                       -------------
  CALIFORNIA 4.0%
  California State GO,
       AMBAC Insured, Pre-Refunded, 5.00%, 2/01/32 ...............................................       4,750,000        5,057,847
       Refunding, AMBAC Insured, 5.00%, 2/01/33 ..................................................       7,000,000        6,618,640
       Refunding, MBIA Insured, 5.00%, 2/01/31 ...................................................      20,000,000       19,005,000
       Refunding, MBIA Insured, 5.00%, 10/01/32 ..................................................       1,910,000        1,809,133
       Various Purpose, Refunding, MBIA Insured, 4.75%, 3/01/35 ..................................      34,355,000       30,326,189
  Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...................      14,455,000       16,483,470
  Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
     5.50%, 2/01/14 ..............................................................................         250,000          266,203
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
     MBIA Insured, 5.25%, 1/15/30 ................................................................       4,000,000        4,048,160


                                                              Annual Report | 75

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Val Verde USD, COP, School Construction Project,
      Refunding, Series B, FGIC Insured, 5.00%, 1/01/35 ........................................    $  1,680,000    $     1,554,739
      Series B, FGIC Insured, Pre-Refunded, 5.00%, 1/01/35 .....................................         820,000            881,156
                                                                                                                    ----------------
                                                                                                                         86,050,537
                                                                                                                    ----------------
  COLORADO 4.1%
  Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured, 5.25%,
    10/01/32 ...................................................................................      12,490,000         11,751,216
  Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%, 8/01/39 ........      25,000,000         23,674,750
  Broomfield COP, Refunding, AMBAC Insured, 6.00%, 12/01/29 ....................................       3,000,000          3,082,320
  Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A,
    FSA Insured, 5.125%, 12/01/17 ..............................................................       5,000,000          5,059,700
  Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC Insured,
    5.00%, 3/01/37 .............................................................................      10,000,000          8,981,400
  Denver City and County Airport Revenue, Series C, MBIA Insured, ETM, 6.125%,
      11/15/25 .................................................................................       3,590,000          3,984,972
      11/15/25 .................................................................................       4,410,000          4,440,561
  Denver Convention Center Hotel Authority Revenue, Refunding, Senior Bond, XLCA Insured,
    5.00%, 12/01/35 ............................................................................      15,000,000         12,686,100
  University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
      5.20%, 11/15/17 ..........................................................................       5,425,000          5,544,242
      5.25%, 11/15/22 ..........................................................................       7,800,000          7,971,756
                                                                                                                    ----------------
                                                                                                                         87,177,017
                                                                                                                    ----------------
  DISTRICT OF COLUMBIA 0.0% a
  District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ...................         135,000            135,543
                                                                                                                    ----------------
  FLORIDA 11.6%
  Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%,
      8/01/32 ..................................................................................      12,440,000         11,736,767
      8/01/37 ..................................................................................      13,000,000         12,021,100
  Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ..................         210,000            211,917
  Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
      12/01/28 .................................................................................      11,050,000         10,541,368
      12/01/32 .................................................................................      13,665,000         12,781,148
  Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..............         200,000            206,088
  Florida Gulf Coast University Financing Corp. Capital Improvement Revenue, Housing Project,
    Series A, MBIA Insured, 5.00%, 2/01/37 .....................................................      10,000,000          9,348,300
  Florida State Board of Education Capital Outlay GO, Public Education,
      Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 ........................................       5,000,000          4,874,800
      Series B, FGIC Insured, 5.00%, 6/01/23 ...................................................       5,395,000          5,337,921
  Florida State Board of Education GO, Series C, MBIA Insured, 5.00%, 6/01/27 ..................       4,245,000          4,127,116
  Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC Insured,
    5.25%, 10/01/28 ............................................................................       2,500,000          2,496,775
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 ...............................       5,000,000          4,778,350
  Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 ...........................      11,000,000         11,106,370
  Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%, 4/01/37 .........      11,000,000          9,772,070
  Leon County COP, AMBAC Insured, 5.00%, 7/01/25 ...............................................       8,935,000          8,461,624


76 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Miami-Dade County Educational Facilities Authority Revenue, University of Miami, Series A,
    AMBAC Insured, 5.00%, 4/01/37 ..............................................................    $ 28,400,000    $    25,622,764
  Miami-Dade County School Board COP, Series A, FGIC Insured, 5.00%,
      5/01/25 ..................................................................................       5,000,000          4,596,350
      5/01/26 ..................................................................................      17,080,000         15,604,630
      5/01/27 ..................................................................................      10,775,000          9,783,592
  Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 .........................       1,000,000          1,002,760
  Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 .......................      10,000,000          9,533,700
  Orange County Tourist Development Tax Revenue, AMBAC Insured, Pre-Refunded,
      5.25%, 10/01/27 ..........................................................................      10,000,000         10,670,300
      5.50%, 10/01/31 ..........................................................................       1,000,000          1,041,700
  Orlando-Orange County Expressway Authority Revenue,
      junior lien, FGIC Insured, 6.50%, 7/01/10 ................................................         100,000            107,370
      junior lien, FGIC Insured, 6.50%, 7/01/12 ................................................         225,000            250,697
      Series B, AMBAC Insured, 5.00%, 7/01/35 ..................................................      20,000,000         18,971,800
  Osceola County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
    6/01/27 ....................................................................................      13,000,000         14,123,720
  Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%,
    12/01/33 ...................................................................................       2,185,000          2,108,197
  Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 ............................................................................       4,000,000          3,847,440
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ..........................       5,000,000          4,961,850
  Port St. Lucie Utility Revenue, MBIA Insured, 5.00%, 9/01/34 .................................       8,420,000          7,948,312
  Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
    11/01/15 ...................................................................................         245,000            297,425
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..................       2,000,000          2,029,180
  Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%,
    10/01/29 ...................................................................................       2,000,000          2,176,460
  Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical University,
    Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ........................................       3,500,000          3,567,270
                                                                                                                    ----------------
                                                                                                                        246,047,231
                                                                                                                    ----------------
  GEORGIA 7.2%
  Athens Housing Authority Student Housing Lease Revenue, University of Georgia, East
    Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ..........................................       6,000,000          5,797,260
  Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 .......      13,750,000         14,540,212
  Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 .........................................       3,775,000          3,781,229
  Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
      5.00%, 11/01/29 ..........................................................................       4,750,000          4,213,488
      Pre-Refunded, 5.00%, 11/01/29 ............................................................       5,250,000          5,437,792
  Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%,
    10/01/14 ...................................................................................       1,535,000          1,705,278
b Bulloch County Development Authority Revenue, Assured Guaranty, 5.25%, 7/01/33 ...............      14,825,000         14,639,687
  Cherokee County Water and Sewage Authority Revenue,
      FGIC Insured, 5.00%, 8/01/27 .............................................................       1,500,000          1,500,945
      MBIA Insured, 6.90%, 8/01/18 .............................................................          15,000             15,051
  Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ............       3,500,000          3,352,720


                                                              Annual Report | 77

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  GEORGIA (CONTINUED)
b Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37 ...........    $  6,450,000    $     6,394,014
  East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
    5.00%, 2/01/30 .............................................................................      11,360,000         10,317,379
  Fulton County Development Authority Revenue, Georgia Institute of Technology Athletic Assn.,
    Refunding, AMBAC Insured, 5.125%, 10/01/32 .................................................       9,000,000          8,808,840
  Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
    Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ..................................      15,000,000         15,463,350
  Henry County Water and Sewer Authority Revenue, FGIC Insured, Pre-Refunded, 5.625%,
    2/01/30 ....................................................................................       3,500,000          3,720,045
  Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
    MBIA Insured, Pre-Refunded, 5.00%,
      7/01/27 ..................................................................................      13,470,000         14,420,443
      7/01/28 ..................................................................................      14,175,000         15,175,188
      7/01/32 ..................................................................................       8,575,000          9,180,052
  Rockdale County Water and Sewer Authority Revenue, Series A, MBIA Insured, Pre-Refunded,
    5.375%, 7/01/29 ............................................................................       6,350,000          6,706,743
  South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
    Pre-Refunded, 5.00%, 1/01/33 ...............................................................       8,000,000          8,564,480
                                                                                                                    ----------------
                                                                                                                        153,734,196
                                                                                                                    ----------------
  HAWAII 0.5%
  Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
      5/01/12 ..................................................................................       1,000,000          1,084,940
      5/01/13 ..................................................................................       1,000,000          1,092,800
  Honolulu City and County GO, Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 ...............       6,250,000          6,391,938
  Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 .......................       1,755,000          1,886,379
                                                                                                                    ----------------
                                                                                                                         10,456,057
                                                                                                                    ----------------
  ILLINOIS 2.0%
  Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%,
    1/01/09 ....................................................................................         320,000            326,790
  Illinois Health Facilities Authority Revenue,
      Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
        11/15/28 ...............................................................................       5,000,000          5,005,250
      Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ............................................          50,000             55,707
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
    Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ......................       4,225,000          4,253,603
  Northern Illinois Municipal Power Agency Power Project Revenue, Prairie State Project,
    Refunding, Series A, MBIA Insured, 5.00%, 1/01/32 ..........................................      27,905,000         25,790,359
  Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ..........         300,000            360,228
  Saline Valley Conservancy District Waterworks Revenue, Saline Valley Conservancy District,
    Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41 .........................................       7,000,000          6,145,090
                                                                                                                    ----------------
                                                                                                                         41,937,027
                                                                                                                    ----------------
  KANSAS 0.8%
  Overland Park Development Corp. Revenue, Second Tier Convention, Refunding, Series B,
    AMBAC Insured, 5.125%, 1/01/32 .............................................................      20,000,000         17,688,200
                                                                                                                    ----------------


78 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  KENTUCKY 2.0%
  Kentucky Economic Development Finance Authority Health System Revenue, Norton
    Healthcare Inc.,
      Refunding, Series C, MBIA Insured, 6.05%, 10/01/20 .......................................    $  8,505,000    $     9,157,759
      Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/20 ....................................       4,255,000          4,807,256
      Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/26 ....................................      12,195,000         13,904,983
  Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
    Series A, MBIA Insured, 5.00%, 9/01/37 .....................................................      10,000,000          9,192,600
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
    Series A, MBIA Insured, 5.50%, 5/15/34 .....................................................       5,000,000          5,055,500
                                                                                                                    ----------------
                                                                                                                         42,118,098
                                                                                                                    ----------------
  LOUISIANA 1.4%
  Baton Rouge Public Improvement Sales Tax Revenue, Refunding, Series A-2, FSA Insured,
    5.00%, 8/01/37 .............................................................................       7,000,000          6,678,490
  Louisiana Local Government Environmental Facilities and CDA Revenue, Parking Facilities
    Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ............................       5,485,000          5,519,226
  Louisiana State Gas and Fuels Tax Revenue, Series A,
      AMBAC Insured, 5.00%, 6/01/27 ............................................................      10,000,000          9,581,900
      FSA Insured, 4.75%, 5/01/39 ..............................................................      10,000,000          8,739,600
                                                                                                                    ----------------
                                                                                                                         30,519,216
                                                                                                                    ----------------
  MAINE 0.0% a
  Maine State Health and Higher Educational Facilities Authority Revenue, Series C, FSA
    Insured, 6.20%, 7/01/25 ....................................................................         100,000            100,282
                                                                                                                    ----------------
  MARYLAND 3.1%
  Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
    9/01/32 ....................................................................................      10,000,000          8,725,100
  Baltimore Project Revenue,
      Wastewater Projects, FSA Insured, 5.00%, 7/01/37 .........................................       8,000,000          7,760,000
      Water Projects, Refunding, FGIC Insured, 5.125%, 7/01/42 .................................      11,000,000         10,206,240
      Water Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36 ....................       5,000,000          5,383,700
  Baltimore Revenue, Water Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ........       5,880,000          6,263,023
  Maryland State Health and Higher Educational Facilities Authority Revenue,
      Lifebridge Health, Assured Guaranty, 5.00%, 7/01/28 ......................................       5,670,000          5,344,656
      Lifebridge Health, Assured Guaranty, 5.00%, 7/01/34 ......................................       9,000,000          8,336,430
      University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ............         200,000            244,098
      Western Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 ..........................      15,000,000         13,955,550
                                                                                                                    ----------------
                                                                                                                         66,218,797
                                                                                                                    ----------------
  MASSACHUSETTS 4.7%
  Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 .......       1,125,000          1,130,411
  Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute,
    MBIA Insured, 5.00%, 9/01/47 ...............................................................      25,050,000         23,115,138
  Massachusetts State GO, Consolidated Loan, Series D, MBIA Insured,
      ETM, 5.00%, 8/01/27 ......................................................................       3,535,000          3,733,384
      Pre-Refunded, 5.00%, 8/01/27 .............................................................         855,000            902,983


                                                              Annual Report | 79

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MASSACHUSETTS (CONTINUED)
  Massachusetts State Health and Educational Facilities Authority Revenue,
      CareGroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 .......................    $  4,250,000    $     4,256,162
      CareGroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ....................         750,000            769,793
      Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ......................       4,415,000          4,420,651
      Central New England Health, Series B, AMBAC Insured, Pre-Refunded, 5.20%,
        8/01/28 ................................................................................         585,000            605,300
      Emmanuel College, MBIA Insured, 5.00%, 7/01/37 ...........................................      21,685,000         20,232,972
      Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ............................       3,000,000          3,037,350
      Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ......................       9,485,000          9,600,148
      Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ................................       8,000,000          8,035,040
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
    Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .........................................       2,100,000          2,104,137
  Massachusetts State Water Resources Authority Revenue, Refunding, Series J, FSA Insured,
    5.00%, 8/01/32 .............................................................................      18,000,000         17,650,980
                                                                                                                    ----------------
                                                                                                                         99,594,449
                                                                                                                    ----------------
  MICHIGAN 10.2%
  Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
    11/01/33 ...................................................................................       8,135,000          8,007,280
  Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ................       8,650,000          8,389,116
  Chippewa Valley Schools GO,
      AMBAC Insured, Pre-Refunded, 5.00%, 5/01/27 ..............................................       1,000,000          1,004,040
      School Building and Site, FSA Insured, 5.00%, 5/01/34 ....................................       5,000,000          4,871,500
  Detroit City School District GO, School Building and Site Improvements, Series A, FSA
    Insured, Pre-Refunded, 5.125%, 5/01/31 .....................................................       6,500,000          6,964,685
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 .....................      12,390,000         12,249,126
  Detroit Sewer Disposal System Revenue,
      second lien, Series B, MBIA Insured, 5.00%, 7/01/36 ......................................      15,000,000         13,316,850
      senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ............................       2,905,000          2,801,814
      senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 .......................       6,000,000          6,366,840
      senior lien, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 .........................       7,095,000          7,600,235
  Detroit Water Supply System Revenue, senior lien, Series A,
      FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ...............................................      20,000,000         21,301,000
      MBIA Insured, 5.00%, 7/01/34 .............................................................      10,150,000          9,204,832
  Ecorse Public School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/27 .................       7,250,000          7,356,575
  Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34 ...................      18,285,000         17,368,921
  Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series A,
    AMBAC Insured, 5.25%, 6/01/17 ..............................................................         500,000            507,875
  L'Anse Creuse Public Schools GO, School Building and Site, FSA Insured, 5.00%,
    5/01/35 ....................................................................................      10,000,000          9,724,300
  Michigan Municipal Bond Authority Revenue, Clean Water Revolving Fund, MBIA Insured,
    5.00%, 10/01/23 ............................................................................       5,095,000          5,067,538
  Michigan State Building Authority Revenue, Refunding, Series IA, FGIC Insured, 5.00%,
    10/15/36 ...................................................................................      10,000,000          9,351,000


80 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Michigan State Hospital Finance Authority Revenue,
      Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ..........    $  2,000,000    $     2,040,920
      Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ...............      10,000,000          9,535,200
      Sparrow Obligated Group, Refunding, MBIA Insured, 5.00%, 11/15/36 ........................      13,000,000         11,938,290
      St. John's Hospital, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ........................       2,500,000          2,595,275
  Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution
    Control Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%,
      5/01/21 ..................................................................................         250,000            286,283
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
    Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ............      10,000,000          9,742,200
  Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
    11/01/30 ...................................................................................      20,000,000         21,424,400
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M, MBIA
    Insured, 5.25%, 11/15/31 ...................................................................       4,000,000          3,983,560
  Saginaw Valley State University Revenue, Refunding, AMBAC Insured, 5.30%, 7/01/28 ............       3,400,000          3,482,178
                                                                                                                    ----------------
                                                                                                                        216,481,833
                                                                                                                    ----------------
  MINNESOTA 3.5%
  Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%,
    1/20/31 ....................................................................................       2,000,000          2,000,220
  Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 ...............................       2,475,000          2,613,154
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
      Refunding, Sub Series A, AMBAC Insured, 5.00%, 1/01/35 ...................................      15,000,000         14,133,600
      Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .....................................       8,000,000          8,432,160
      Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .....................................       4,500,000          4,743,090
  Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
    4.625%, 2/01/17 ............................................................................       1,635,000          1,660,016
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
    Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .........................................         180,000            184,034
  Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%,
    2/01/22 ....................................................................................         180,000            179,653
  Robbinsdale ISD No. 281 GO, MBIA Insured, 5.00%, 2/01/22 .....................................       7,340,000          7,494,507
  Sauk Rapids ISD No. 047 GO, Series A, MBIA Insured, 5.75%, 2/01/26 ...........................      11,850,000         12,715,761
  South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%,
      2/01/22 ..................................................................................      10,970,000         11,077,945
      2/01/23 ..................................................................................       6,000,000          6,035,640
  Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ........................................       2,915,000          2,968,694
                                                                                                                    ----------------
                                                                                                                         74,238,474
                                                                                                                    ----------------
  MISSISSIPPI 0.4%
  Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
    Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ..........................................         200,000            238,598
  Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency,
    Series A, XLCA Insured, 5.00%, 3/01/36 .....................................................      10,915,000          8,937,529
                                                                                                                    ----------------
                                                                                                                          9,176,127
                                                                                                                    ----------------
  MISSOURI 0.1%
  St. Louis School District GO, FGIC Insured, Pre-Refunded, 6.00%, 4/01/12 .....................       1,330,000          1,333,179
                                                                                                                    ----------------


                                                              Annual Report | 81

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MONTANA 0.4%
  Montana State Board of Workers Compensation Investment Program Revenue, MBIA Insured,
    ETM, 6.875%, 6/01/20 .......................................................................    $  8,500,000    $     8,500,850
                                                                                                                    ----------------
  NEBRASKA 1.8%
  Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
    MBIA Insured, ETM, 6.70%, 6/01/22 ..........................................................       2,500,000          2,945,850
  Lincoln Electric System Revenue, FSA Insured, 4.75%, 9/01/35 .................................      25,000,000         23,144,000
  Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A, AMBAC
    Insured, 5.00%, 1/01/32 ....................................................................      13,715,000         12,238,443
                                                                                                                    ----------------
                                                                                                                         38,328,293
                                                                                                                    ----------------
  NEVADA 0.4%
  Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 .....................................         250,000            289,073
  Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ......................       4,000,000          4,346,440
  Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
    Project, First Tier, AMBAC Insured, 5.625%, 1/01/34 ........................................       5,000,000          4,188,700
                                                                                                                    ----------------
                                                                                                                          8,824,213
                                                                                                                    ----------------
  NEW JERSEY 1.6%
  Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC
    Insured, 6.00%, 12/01/20 ...................................................................       2,525,000          2,531,717
  Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ...........................................       3,575,000          3,609,034
  New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, MBIA Insured,
    5.00%, 9/01/34 .............................................................................       1,500,000          1,444,590
  New Jersey EDA Revenue,
      Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ..................       3,450,000          3,251,970
      Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..................      21,250,000         19,770,362
      Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ........................       4,000,000          3,838,360
  New Jersey State Turnpike Authority Turnpike Revenue,
      2005, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 .................................          50,000             56,581
      2005, Series C, AMBAC Insured, ETM, 6.50%, 1/01/16 .......................................          20,000             22,771
      Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 ....................................         230,000            261,869
                                                                                                                    ----------------
                                                                                                                         34,787,254
                                                                                                                    ----------------
  NEW YORK 3.5%
  Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ................         900,000            973,350
  MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 .........................................      20,000,000         19,421,000
  MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 .........................       7,000,000          6,795,460
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    Pre-Refunded, 5.75%, 8/01/29 ...............................................................       5,000,000          5,323,850
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
      Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 ........................................       2,230,000          2,192,848
      Series A, FGIC Insured, 5.125%, 8/01/33 ..................................................      14,590,000         14,537,914
  New York State Dormitory Authority Revenues,
      Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
        5.25%, 8/15/31 .........................................................................       5,935,000          6,364,754
      State Supported Debt, Mental Health Services Facilities Improvement, Series B, MBIA
        Insured, 5.25%, 8/15/31 ................................................................       5,530,000          5,384,395


82 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Dormitory Authority Revenues, (continued)
      State Supported Debt, Mental Health Services Facilities Improvement, Series B, MBIA
        Insured, Pre-Refunded, 5.25%, 8/15/31 ..................................................    $  3,535,000    $     3,790,969
      Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ...................................       4,000,000          4,088,320
  Triborough Bridge and Tunnel Authority Revenues, Refunding, MBIA Insured, 5.00%,
    11/15/32 ...................................................................................       5,000,000          4,922,950
                                                                                                                    ----------------
                                                                                                                         73,795,810
                                                                                                                    ----------------
  NORTH CAROLINA 0.7%
  North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project,
    AMBAC Insured, 5.00%, 6/01/17 ..............................................................       5,000,000          5,057,250
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM,
    6.50%, 1/01/10 .............................................................................          20,000             21,330
  Raleigh-Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
      11/01/25 .................................................................................       5,000,000          4,873,750
      11/01/31 .................................................................................       4,000,000          3,823,440
                                                                                                                    ----------------
                                                                                                                         13,775,770
                                                                                                                    ----------------
  OHIO 4.0%
  Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
    12/01/33 ...................................................................................       5,000,000          4,776,700
  Cleveland Airport System Revenue, Series A, FSA Insured,
      5.00%, 1/01/31 ...........................................................................      13,780,000         13,182,637
      Pre-Refunded, 5.00%, 1/01/31 .............................................................       1,625,000          1,704,056
  Fairview Park City School District GO, School Improvement, MBIA Insured, 5.00%,
      12/01/29 .................................................................................       1,460,000          1,414,740
      12/01/33 .................................................................................       2,000,000          1,924,240
  Hamilton County Sales Tax Revenue, Hamilton County Football, Project B, MBIA Insured,
    Pre-Refunded, 5.00%, 12/01/27 ..............................................................       3,250,000          3,302,552
  Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded, 5.15%,
    10/15/17 ...................................................................................       3,015,000          3,095,561
  Jefferson Area Local School District GO, School Facilities Construction and Improvement,
    FGIC Insured, 5.00%, 12/01/31 ..............................................................       4,085,000          3,920,252
  Licking Heights Local School District GO, School Facilities Construction and Improvement,
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 .....................................       3,465,000          3,708,867
  Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group, Refunding, AMBAC
    Insured, 5.375%, 11/15/29 ..................................................................       5,000,000          4,810,700
  Maumee City School District GO, School Facilities Construction and Improvement, FSA
    Insured, 5.00%, 12/01/27 ...................................................................       3,250,000          3,233,620
  Medina City School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 ..................       7,500,000          7,839,375
  Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ...................................       3,230,000          3,286,299
  Olentangy Local School District GO, School Facilities Construction and Improvement, Series A,
    FGIC Insured, Pre-Refunded, 5.25%, 12/01/32 ................................................      11,450,000         12,476,607
  Reynoldsburg City School District GO, School Facilities Construction and Improvement, FSA
    Insured, 5.00%, 12/01/31 ...................................................................       4,000,000          3,928,760
  Springfield City School District GO, FGIC Insured, Pre-Refunded, 5.20%, 12/01/23 .............       3,860,000          4,209,832


                                                              Annual Report | 83

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Streetsboro City School District GO, School Improvement, MBIA Insured, Pre-Refunded,
    5.125%, 12/01/21 ...........................................................................    $  3,700,000    $     3,959,703
  Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
    5.00%, 12/01/32 ............................................................................       4,000,000          3,840,640
                                                                                                                    ----------------
                                                                                                                         84,615,141
                                                                                                                    ----------------
  OKLAHOMA 0.1%
  McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ............................         300,000            340,059
  Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
    MBIA Insured, Pre-Refunded, 6.20%, 3/01/20 .................................................       1,625,000          1,657,500
                                                                                                                    ----------------
                                                                                                                          1,997,559
                                                                                                                    ----------------
  OREGON 0.4%
  Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
    11/15/12 ...................................................................................         700,000            701,582
  Oregon Health and Science University Revenue,
      Refunding, Series B, MBIA Insured, 5.25%, 7/01/15 ........................................         460,000            463,620
      Series A, MBIA Insured, 5.00%, 7/01/32 ...................................................       8,000,000          7,610,480
                                                                                                                    ----------------
                                                                                                                          8,775,682
                                                                                                                    ----------------
  PENNSYLVANIA 1.6%
  Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA
    Insured, Pre-Refunded, 6.50%, 11/15/30 .....................................................      10,000,000         11,075,200
  Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
    9/01/19 ....................................................................................         500,000            572,270
  Pennsylvania State Public School Building Authority Lease Revenue, School District of
    Philadelphia Project,
      FSA Insured, Pre-Refunded, 5.00%, 6/01/33 ................................................       5,000,000          5,355,900
      Refunding, Series B, FSA Insured, 4.75%, 6/01/30 .........................................       6,000,000          5,631,720
  Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
    5.00%, 8/01/32 .............................................................................       4,000,000          3,689,760
  Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, Pre-Refunded, 5.25%,
    11/01/24 ...................................................................................       2,000,000          2,157,080
  Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
    Tax, AMBAC Insured, 5.25%, 2/01/31 .........................................................       6,000,000          5,882,220
  Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ..............          75,000             84,839
                                                                                                                    ----------------
                                                                                                                         34,448,989
                                                                                                                    ----------------
  RHODE ISLAND 0.6%
  Rhode Island Clean Water Finance Agency Revenue, Cranston Wastewater Treatment System,
    MBIA Insured, 5.80%, 9/01/22 ...............................................................       7,785,000          7,950,665
  Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport Corp.
    Project, CIFG Insured, 5.00%, 7/01/31 ......................................................       5,730,000          5,405,854
  Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
    Lifespan Obligation Group, Refunding, MBIA Insured, 5.75%, 5/15/23 .........................         100,000            101,564
                                                                                                                    ----------------
                                                                                                                         13,458,083
                                                                                                                    ----------------


84 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  SOUTH CAROLINA 1.2%
  Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
     1/01/21 .................................................................................      $    200,000    $       215,180
  Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
     Series A, FSA Insured, ETM, 7.125%, 7/01/17 .............................................         2,520,000          2,869,070
  Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
     Project, FSA Insured, 5.00%, 12/01/31 ...................................................        17,800,000         16,966,604
  South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
     Series A, AMBAC Insured, 5.20%, 11/01/27 ................................................         5,000,000          5,024,250
                                                                                                                    ----------------
                                                                                                                         25,075,104
                                                                                                                    ----------------
  SOUTH DAKOTA 0.6%
  Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18 ...................................         5,000,000          5,074,850
  Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ..................................         4,800,000          4,812,384
  South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .........................         2,720,000          3,044,306
                                                                                                                    ----------------
                                                                                                                         12,931,540
                                                                                                                    ----------------
  TENNESSEE 0.5%
  Johnson City Health and Educational Facilities Board Hospital Revenue,
       Medical Center Hospital, Refunding and Improvement, MBIA Insured, ETM, 5.25%,
         7/01/28 .............................................................................         8,500,000          8,759,335
       Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 .................................         2,780,000          2,862,010
                                                                                                                    ----------------
                                                                                                                         11,621,345
                                                                                                                    ----------------
  TEXAS 8.2%
  Austin Hotel Occupancy Tax Revenue, sub. lien, AMBAC Insured, Pre-Refunded,
       5.625%, 11/15/21 ......................................................................         2,355,000          2,473,457
       5.80%, 11/15/29 .......................................................................        13,750,000         14,481,225
  Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
       5.125%, 5/15/27 .......................................................................        11,125,000         11,164,716
       5.25%, 5/15/31 ........................................................................         5,000,000          5,028,750
  Bell County Health Facilities Development Corp. Revenue, Hospital, Cook Children's Medical
     Center, Refunding, FSA Insured, 5.30%, 12/01/23 .........................................         5,000,000          5,031,450
  Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
     6.30%, 1/01/17 ..........................................................................        10,350,000         11,559,915
  Dallas-Fort Worth International Airport Revenue,
       Joint Series A, FGIC Insured, 6.00%, 11/01/21 .........................................         2,210,000          2,231,945
       Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 .............        12,000,000         12,063,840
  Harris County Health Facilities Development Corp. Revenue, Christus Health, Series A, MBIA
     Insured, Pre-Refunded, 5.375%, 7/01/29 ..................................................        22,000,000         22,973,720
  Harris County Hospital District Mortgage Revenue, AMBAC Insured,
       7.40%, 2/15/10 ........................................................................           530,000            552,398
       ETM, 7.40%, 2/15/10 ...................................................................           115,000            118,212
  Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured,
     5.25%, 2/15/37 ..........................................................................        10,250,000          9,724,482
  Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured,
     5.25%, 11/15/30 .........................................................................        21,325,000         21,337,368
  Houston Airport System Revenue, sub. lien, Series B, FSA Insured, Pre-Refunded, 5.50%,
     7/01/30 .................................................................................         4,700,000          4,974,480


                                                              Annual Report | 85

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TEXAS (CONTINUED)
  Houston Water and Sewer System Revenue, junior lien, Series B, FGIC Insured, Pre-Refunded,
     5.75%, 12/01/30 .........................................................................      $ 10,000,000    $    10,709,200
  Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%,
     8/01/29 .................................................................................         1,000,000            959,350
  Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
     Refunding,
       Series A, MBIA Insured, 5.25%, 11/01/29 ...............................................         3,185,000          3,234,368
       Series B, MBIA Insured, 5.15%, 11/01/29 ...............................................         2,750,000          2,792,653
  North Harris County Regional Water Authority Revenue, senior lien, FGIC Insured, 5.00%,
     12/15/33 ................................................................................        10,000,000          9,419,500
  Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 ......................         1,335,000          1,355,960
  Pflugerville GO, FGIC Insured,
       5.25%, 8/01/27 ........................................................................         3,320,000          3,334,077
       5.20%, 8/01/32 ........................................................................         3,000,000          2,979,330
  Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
     Health System, MBIA Insured, ETM, 6.00%, 9/01/24 ........................................         3,250,000          3,628,852
  Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
     Series D, FSA Insured, Pre-Refunded, 5.375%, 11/01/27 ...................................         8,200,000          8,555,634
  United ISD, GO, 5.125%, 8/15/26 ............................................................         3,000,000          3,000,480
                                                                                                                    ----------------
                                                                                                                        173,685,362
                                                                                                                    ----------------
  UTAH 0.5%
  Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ..............            35,000             44,460
  Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, ETM, 5.25%,
       8/15/21 ...............................................................................         5,000,000          5,059,400
       8/15/26 ...............................................................................         5,000,000          5,050,700
                                                                                                                    ----------------
                                                                                                                         10,154,560
                                                                                                                    ----------------
  VIRGINIA 0.5%
  Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
     Series B, FSA Insured, 5.00%, 4/01/35 ...................................................         6,000,000          5,750,880
  Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ...         3,510,000          3,409,789
  Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University
     Project, MBIA Insured,
       5.00%, 10/01/18 .......................................................................         1,000,000          1,015,140
       5.25%, 10/01/28 .......................................................................         1,420,000          1,458,525
                                                                                                                    ----------------
                                                                                                                         11,634,334
                                                                                                                    ----------------
  WASHINGTON 2.0%
  King County Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%, 1/01/35 ...............         6,420,000          6,040,578
  Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 .........................................         2,000,000          2,002,880
  Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
     6.65%, 1/01/16 ..........................................................................         4,250,000          4,912,532
  Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ................         6,000,000          6,074,760
  Washington State Health Care Facilities Authority Revenue,
       Providence Services, MBIA Insured, Pre-Refunded, 5.50%, 12/01/26 ......................         5,000,000          5,295,200
       Series B, MBIA Insured, 5.00%, 2/15/27 ................................................         6,510,000          5,914,075
       Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ....................        13,000,000         12,654,460
                                                                                                                    ----------------
                                                                                                                         42,894,485
                                                                                                                    ----------------


86 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  WEST VIRGINIA 1.4%
  Shepherd University Board of Governors Revenue, Residence Facilities Projects, MBIA
     Insured, 5.00%, 6/01/35 .................................................................      $  9,445,000    $     8,985,973
  West Virginia State GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/01/21 ..............         5,000,000          5,180,650
  West Virginia State Water Development Authority Water Development Revenue, Loan
     Program II, Refunding, Series C-II, FGIC Insured, 5.00%, 11/01/36 .......................         5,000,000          4,626,750
  West Virginia Water Development Authority Infrastructure Revenue, West Virginia
     Infrastructure Jobs Program, Series A, FSA Insured, 4.75%, 10/01/45 .....................        11,405,000         10,256,174
                                                                                                                    ----------------
                                                                                                                         29,049,547
                                                                                                                    ----------------
  WISCONSIN 0.2%
  Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, FGIC
     Insured, 6.90%, 8/01/21 .................................................................         3,000,000          3,519,570
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $2,148,002,102) ..........................................                        2,103,215,205
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 0.2%
  MUNICIPAL BONDS 0.2%
  FLORIDA 0.1%
c Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
     Refunding, AMBAC Insured, Daily VRDN and Put, 6.40%, 12/01/15 ...........................         2,200,000          2,200,000
                                                                                                                    ----------------
  MARYLAND 0.0% a
c Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding, Series B, AMBAC
     Insured, Daily VRDN and Put, 10.00%, 7/01/34 ............................................           900,000            900,000
                                                                                                                    ----------------
  MICHIGAN 0.1%
c Eastern Michigan University Revenues, Refunding, XLCA Insured, Daily VRDN and Put,
     8.50%, 6/01/36 ..........................................................................         1,100,000          1,100,000
                                                                                                                    ----------------
  PENNSYLVANIA 0.0% a
c York General Authority Pooled Financing Revenue, Sub Series 1996-B, AMBAC Insured,
     Weekly VRDN and Put, 7.35%, 9/01/26 .....................................................           700,000            700,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,900,000) .............................................                            4,900,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $2,152,902,102) 99.1% ..............................................                        2,108,115,205
  OTHER ASSETS, LESS LIABILITIES 0.9% ........................................................                           18,533,327
                                                                                                                    ----------------
  NET ASSETS 100.0% ..........................................................................                      $ 2,126,648,532
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 128.

a Rounds to less than 0.1% of net assets.

b A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 87

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
CLASS A                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     11.96    $     11.92    $     11.98    $     12.11    $     11.91
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.49           0.49           0.50           0.52           0.52
   Net realized and unrealized gains (losses) .......         (0.76)          0.04          (0.06)         (0.13)          0.20
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         (0.27)          0.53           0.44           0.39           0.72
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.49)         (0.49)         (0.50)         (0.52)         (0.52)
   Net realized gains ...............................            -- e           --             --             --             --
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.49)         (0.49)         (0.50)         (0.52)         (0.52)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.20    $     11.96    $     11.92    $     11.98    $     12.11
                                                        =========================================================================

Total return c ......................................         (2.34)%         4.59%          3.71%          3.35%          6.16%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          0.66%          0.66%          0.67%          0.67%          0.67%
Net investment income ...............................          4.16%          4.16%          4.21%          4.35%          4.36%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   450,957    $   467,299    $   450,425    $   442,842    $   432,467
Portfolio turnover rate .............................         22.03%         14.41%         17.65%          9.54%         10.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


88 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
CLASS C                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     12.05    $     12.00    $     12.06    $     12.19    $     11.98
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.43           0.43           0.44           0.45           0.46
   Net realized and unrealized gains (losses) .......         (0.76)          0.05          (0.07)         (0.13)          0.20
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         (0.33)          0.48           0.37           0.32           0.66
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.43)         (0.43)         (0.43)         (0.45)         (0.45)
   Net realized gains ...............................            -- e           --             --             --             --
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.43)         (0.43)         (0.43)         (0.45)         (0.45)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.29    $     12.05    $     12.00    $     12.06    $     12.19
                                                        =========================================================================

Total return c ......................................         (2.86)%         4.07%          3.13%          2.75%          5.62%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          1.22%          1.20%          1.22%          1.22%          1.23%
Net investment income ...............................          3.60%          3.62%          3.66%          3.80%          3.80%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $    61,157    $    59,247    $    57,063    $    50,272    $    48,268
Portfolio turnover rate .............................         22.03%         14.41%         17.65%          9.54%         10.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 89

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.3%
  MUNICIPAL BONDS 99.3%
  MASSACHUSETTS 99.3%
  Auburn GO, AMBAC Insured, 5.125%, 6/01/24 ..................................................   $      1,465,000   $     1,457,690
  Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A, AMBAC Insured,
     5.00%, 5/01/27 ..........................................................................          3,970,000         3,902,510
  Boston GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
       2/01/21 ...............................................................................          3,000,000         3,188,760
       2/01/22 ...............................................................................          2,940,000         3,124,985
  Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .....................          1,750,000         1,772,295
  Dudley-Charlton Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ........          3,140,000         3,310,722
  Foxborough Stadium Infrastructure Improvement Revenue, Pre-Refunded, 5.75%, 6/01/25 ........          4,000,000         4,289,040
  Greater Lawrence Sanitary District GO, MBIA Insured, Pre-Refunded, 5.625%, 6/15/20 .........          1,000,000         1,069,420
  Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 .......          9,805,000         9,757,054
  Kingston GO, FGIC Insured, Pre-Refunded, 5.50%, 11/15/19 ...................................          2,055,000         2,173,800
  Lawrence GO, AMBAC Insured, Pre-Refunded, 5.00%, 2/01/21 ...................................          1,000,000         1,054,370
  Lowell GO,
       FGIC Insured, Pre-Refunded, 5.85%, 2/15/20 ............................................          1,595,000         1,702,152
       State Qualified, AMBAC Insured, 5.00%, 2/01/21 ........................................          1,330,000         1,338,552
       State Qualified, AMBAC Insured, 5.00%, 2/01/22 ........................................          1,405,000         1,407,360
  Ludlow GO, School Project, Limited Tax, MBIA Insured,
       7.30%, 11/01/08 .......................................................................            210,000           216,476
       7.40%, 11/01/09 .......................................................................            210,000           225,687
  Martha's Vineyard Land Bank Revenue, AMBAC Insured,
       4.875%, 5/01/22 .......................................................................          2,000,000         2,001,220
       5.00%, 5/01/32 ........................................................................          2,000,000         1,913,400
       5.00%, 5/01/34 ........................................................................          7,000,000         6,637,820
  Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series C,
     FGIC Insured, 5.25%, 3/01/15 ............................................................          2,000,000         2,167,580
  Massachusetts Bay Transportation Authority Sales Tax Revenue, Senior Series A, FGIC Insured,
     Pre-Refunded, 5.00%, 7/01/27 ............................................................          5,000,000         5,327,100
  Massachusetts State College Building Authority Project Revenue,
       Capital Assurance, Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ..................          2,000,000         1,827,720
       Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 .....................................          5,000,000         4,955,400
       Series 1, MBIA Insured, ETM, 5.375%, 5/01/23 ..........................................          5,000,000         5,183,150
     a Series A, Assured Guaranty Insured, 5.00%, 5/01/33 ....................................         10,000,000         9,545,000
  Massachusetts State Development Finance Agency Revenue,
       Boston College, Series P, MBIA Insured, 5.00%, 7/01/38 ................................          7,000,000         6,603,870
       Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/35 .........................          3,600,000         3,370,104
       Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39 .........................         25,305,000        23,525,299
       Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 ..........................          2,000,000         1,802,860
       Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured
         Guaranty, 5.00%, 7/01/31 ............................................................          5,000,000         4,755,200
       Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured
         Guaranty, 5.00%, 7/01/37 ............................................................          5,060,000         4,742,181
       Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured, 5.125%,
         2/01/34 .............................................................................         22,400,000        21,544,992
       MBIA Insured, 5.20%, 7/01/32 ..........................................................          2,250,000         2,055,915
       Series A, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/42 ................................          4,000,000         4,335,360


90 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MASSACHUSETTS (CONTINUED)
  Massachusetts State Development Finance Agency Revenue  (continued)
       Series A, GNMA Secured, Pre-Refunded, 6.90%, 10/20/41 .................................   $      2,090,000   $     2,452,113
       Series P, MBIA Insured, 4.75%, 7/01/42 ................................................         11,000,000         9,749,300
       Western New England College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/20 ..............          1,500,000         1,607,310
       Western New England College, Refunding, Series A, Assured Guaranty, 5.00%, 9/01/33 ....         12,200,000        11,448,358
       Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.00%, 9/01/37 ..............         12,850,000        12,041,992
  Massachusetts State GO,
       Consolidated Loan, Series A, FSA Insured, Pre-Refunded, 5.00%, 3/01/24 ................          5,000,000         5,365,200
       Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ............................         10,000,000         9,483,800
       Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 ..............          9,645,000        10,402,518
       Consolidated Loan, Series D, MBIA Insured, ETM, 5.00%, 8/01/27 ........................          3,430,000         3,622,492
       Consolidated Loan, Series D, MBIA Insured, Pre-Refunded, 5.00%, 8/01/27 ...............            965,000         1,019,156
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ............................................          4,100,000         4,330,092
  Massachusetts State Health and Educational Facilities Authority Revenue,
       Boston College, Series N, MBIA Insured, 5.125%, 6/01/33 ...............................          5,000,000         4,926,500
       Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 ...............          3,000,000         3,002,760
       Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 .............          1,000,000         1,001,040
       Catholic Health East, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 11/15/28 ..........          6,575,000         6,739,178
       Emmanuel College, MBIA Insured, 5.00%, 7/01/37 ........................................         10,000,000         9,330,400
       Harvard University, Series FF, 5.125%, 7/15/37 ........................................          3,000,000         2,966,130
       New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 ...........          9,610,000         8,794,111
       New England Medical Center Hospital, Series H, FGIC Insured, Pre-Refunded, 5.00%,
         5/15/22 .............................................................................            390,000           416,228
       Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ......................          1,250,000         1,236,938
       Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...................          4,885,000         4,944,304
       Springfield College, AMBAC Insured, 5.00%, 10/15/27 ...................................          2,500,000         2,529,600
       Tufts University, Series I, 5.25%, 2/15/30 ............................................          4,000,000         4,105,040
       University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 .................          3,000,000         2,871,960
       University of Massachusetts, Worcester Campus, Series B, FGIC Insured, Pre-Refunded,
         5.25%, 10/01/31 .....................................................................          3,500,000         3,750,075
       University of Massachusetts Project, Series A, FGIC Insured, Pre-Refunded, 5.875%,
         10/01/29 ............................................................................          4,000,000         4,326,840
       University of Massachusetts Project, Series C, MBIA Insured, Pre-Refunded, 5.25%,
         10/01/31 ............................................................................          1,500,000         1,619,190
       Wellesley College, Series F, Pre-Refunded, 5.125%, 7/01/39 ............................          7,500,000         7,822,800
       Wheelock College, Series B, MBIA Insured, Pre-Refunded, 5.625%, 10/01/30 ..............          1,770,000         1,918,733
       Worcester City Campus Corp., Series F, FGIC Insured, 4.75%, 10/01/36 ..................          3,030,000         2,712,486
  Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%,
     4/01/21 .................................................................................            430,000           522,158
  Massachusetts State HFA Housing Revenue, Rental, Mortgage, Series A, AMBAC Insured,
     5.95%, 7/01/30 ..........................................................................          2,000,000         2,032,960
  Massachusetts State Industrial Finance Agency Revenue,
       St. Mark's School Issue, MBIA Insured, 5.375%, 1/01/21 ................................          2,665,000         2,671,529
       Trustees Deerfield Academy, 5.25%, 10/01/27 ...........................................          2,800,000         2,860,704
       Western New England College, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ..............          4,000,000         4,113,040
       WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 .................          2,500,000         2,550,000


                                                              Annual Report | 91

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                   AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MASSACHUSETTS (CONTINUED)
  Massachusetts State Port Authority Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/35 ..................................................   $  14,915,000   $    14,230,401
       Series A, FSA Insured, 4.50%, 7/01/32 ....................................................       7,725,000         6,796,764
       Series A, FSA Insured, 4.50%, 7/01/37 ....................................................       7,935,000         6,887,501
       Series A, FSA Insured, Pre-Refunded, 5.125%, 7/01/17 .....................................       2,000,000         2,087,420
       US Airways Project, MBIA Insured, 6.00%, 9/01/21 .........................................       4,700,000         4,812,001
       US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ..............................       4,500,000         4,550,220
  Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A, AMBAC
     Insured, 4.50%, 8/15/35 ....................................................................      10,000,000         8,675,100
  Massachusetts State Special Obligation Dedicated Tax Revenue,
       FGIC Insured, Pre-Refunded, 5.25%, 1/01/29 ...............................................       5,000,000         5,394,200
       Refunding, FGIC Insured, 5.50%, 1/01/34 ..................................................       8,400,000         8,639,652
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ........................................       9,000,000         9,000,270
       sub. lien, Refunding, Series B, MBIA Insured, 5.25%, 1/01/29 .............................       4,600,000         4,655,384
       sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ............................      17,560,000        17,594,593
  Massachusetts State Water Pollution Abatement Trust Revenue,
       Pool Program Bonds, Series 6, 5.50%, 8/01/30 .............................................       2,620,000         2,669,439
       Pool Program Bonds, Series 6, Pre-Refunded, 5.50%, 8/01/30 ...............................       1,075,000         1,150,014
       Pool Program Bonds, Series 7, 5.125%, 2/01/31 ............................................       4,300,000         4,319,092
       Pool Program Bonds, Series 7, Pre-Refunded, 5.125%, 2/01/31 ..............................       1,700,000         1,803,615
       Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 .................       3,995,000         4,106,221
       Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ..............       1,005,000         1,059,662
  Massachusetts State Water Resources Authority Revenue,
       General, Refunding, Series A, MBIA Insured, 5.00%, 8/01/34 ...............................      10,700,000        10,260,658
       Refunding, Series J, FSA Insured, 5.00%, 8/01/32 .........................................       9,000,000         8,825,490
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/39 .....................................       9,275,000         9,953,188
       Series A, FSA Insured, 4.50%, 8/01/46 ....................................................       1,000,000           857,510
  Monson GO, AMBAC Insured, 5.25%, 11/01/23 .....................................................       1,675,000         1,715,485
  New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 ..........................       3,685,000         3,739,906
  Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
     10/01/18 ...................................................................................       2,000,000         2,040,020
  Route 3 North Transportation Improvement Assn. Lease Revenue, MBIA Insured, Pre-Refunded,
     5.375%, 6/15/33 ............................................................................      15,475,000        16,319,625
  Salisbury GO, MBIA Insured, Pre-Refunded, 5.30%, 3/15/27 ......................................       2,795,000         3,031,988
  Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 .........................................       2,075,000         2,130,859
  Springfield GO,
       Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.00%, 8/01/21 .......................       5,000,000         5,346,350
       Municipal Purpose Loan, FSA Insured, Pre-Refunded, 5.00%, 11/15/18 .......................       1,500,000         1,541,925
       State Qualified Municipal Purpose Loan, FSA Insured, 4.50%, 8/01/26 ......................       2,000,000         1,829,740
  Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, Pre-Refunded,
     5.00%, 11/01/21 ............................................................................       2,775,000         2,978,602
  University Building Authority Project Revenue, Refunding, Senior Series 1, AMBAC Insured,
     5.25%,
       11/01/23 .................................................................................       2,155,000         2,344,575
       11/01/28 .................................................................................       5,035,000         5,477,929


92 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                   AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MASSACHUSETTS (CONTINUED)
  University of Massachusetts Building Authority Project Revenue, Senior Series 2004-1,
     AMBAC Insured, Pre-Refunded, 5.25%, 11/01/29 ...............................................   $   3,000,000   $     3,284,910
  Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ...........       1,960,000         1,987,714
  Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ...................................................       1,230,000         1,256,642
  Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ..............................       1,335,000         1,337,390
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $512,886,135) ...............................................                       508,264,134
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 1.6%
  MUNICIPAL BONDS 1.6%
  MASSACHUSETTS 1.6%
b Massachusetts State Health and Educational Facilities Authority Revenue, Capital Asset
     Program, Refunding, Series C, MBIA Insured, Daily VRDN and Put, 8.00%, 7/01/10 .............       8,200,000         8,200,000
                                                                                                                    ----------------
  U.S. TERRITORY 0.0% c
  PUERTO RICO 0.0% c
b Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
     Weekly VRDN and Put, 9.00%, 7/01/32 ........................................................         200,000           200,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,400,000) ................................................                         8,400,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $521,286,135) 100.9% ..................................................                       516,664,134
  OTHER ASSETS, LESS LIABILITIES (0.9)% .........................................................                        (4,550,574)
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   512,113,560
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 128.

a A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

c Rounds to less than 0.1% of net assets.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     12.24    $     12.27    $     12.35    $     12.58    $     12.46
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.51           0.53           0.54           0.55           0.55
   Net realized and unrealized gains (losses) .......         (0.51)         (0.01)         (0.08)         (0.23)          0.18
                                                        -------------------------------------------------------------------------
Total from investment operations ....................            --           0.52           0.46           0.32           0.73
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.52)         (0.53)         (0.54)         (0.55)         (0.54)
   Net realized gains ...............................         (0.01)         (0.02)            --             --          (0.07)
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.53)         (0.55)         (0.54)         (0.55)         (0.61)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.71    $     12.24    $     12.27    $     12.35    $     12.58
                                                        =========================================================================

Total return c ......................................         (0.06)%         4.35%          3.77%          2.65%          6.06%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          0.64%          0.64%          0.64%          0.64%          0.64%
Net investment income ...............................          4.25%          4.34%          4.38%          4.45%          4.42%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 1,294,052    $ 1,260,755    $ 1,230,439    $ 1,199,126    $ 1,248,975
Portfolio turnover rate .............................         13.00%          7.97%          6.55%          9.40%         11.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


94 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS B                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     12.30    $     12.33    $     12.40    $     12.63    $     12.51
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.45           0.46           0.47           0.48           0.48
   Net realized and unrealized gains (losses) .......         (0.52)         (0.01)         (0.07)         (0.23)          0.19
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         (0.07)          0.45           0.40           0.25           0.67
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.45)         (0.46)         (0.47)         (0.48)         (0.48)
   Net realized gains ...............................         (0.01)         (0.02)            --             --          (0.07)
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.46)         (0.48)         (0.47)         (0.48)         (0.55)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.77    $     12.30    $     12.33    $     12.40    $     12.63
                                                        =========================================================================

Total return c ......................................         (0.61)%         3.77%          3.27%          2.08%          5.46%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          1.19%          1.19%          1.19%          1.19%          1.19%
Net investment income ...............................          3.70%          3.79%          3.83%          3.90%          3.87%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $    39,466    $    45,664    $    51,285    $    54,867    $    58,687
Portfolio turnover rate .............................         13.00%          7.97%          6.55%          9.40%         11.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 95

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     12.36    $     12.39    $     12.46    $     12.69    $     12.56
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.45           0.47           0.48           0.48           0.48
   Net realized and unrealized gains (losses) .......         (0.52)         (0.02)         (0.08)         (0.23)          0.19
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         (0.07)          0.45           0.40           0.25           0.67
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.45)         (0.46)         (0.47)         (0.48)         (0.47)
   Net realized gains ...............................         (0.01)         (0.02)            --             --          (0.07)
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.46)         (0.48)         (0.47)         (0.48)         (0.54)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.83    $     12.36    $     12.39    $     12.46    $     12.69
                                                        =========================================================================

Total return c ......................................         (0.61)%         3.74%          3.25%          2.06%          5.50%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          1.19%          1.19%          1.19%          1.19%          1.22%
Net investment income ...............................          3.70%          3.79%          3.83%          3.90%          3.84%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   131,079    $   126,535    $   123,024    $   108,308    $   116,544
Portfolio turnover rate .............................         13.00%          7.97%          6.55%          9.40%         11.29%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


96 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.4%
  MUNICIPAL BONDS 97.4%
  MICHIGAN 91.2%
  Adrian City School District GO, FSA Insured, Pre-Refunded, 5.00%,
       5/01/26 ..................................................................................   $   1,960,000   $     2,106,843
       5/01/29 ..................................................................................       2,125,000         2,284,205
       5/01/34 ..................................................................................       6,690,000         7,191,215
  Allen Park Brownfield RDA, GO, Limited Redevelopment, Tax Increment, AMBAC Insured,
     5.00%, 5/01/32 .............................................................................       7,300,000         6,828,201
  Allendale Public School District GO, School Building and Site,
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 ..............................................       6,450,000         6,898,146
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/32 ..............................................       5,490,000         5,871,445
       Series A, FSA Insured, 5.00%, 5/01/37 ....................................................      11,810,000        11,353,898
  Anchor Bay School District GO, School Building and Site,
       Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 .....................................       2,000,000         2,078,240
       Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 ....................................       5,000,000         5,297,800
       Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 ....................................       3,750,000         3,977,250
  Avondale School District GO, School Building and Site, FSA Insured, Pre-Refunded, 5.00%,
     5/01/29 ....................................................................................       9,000,000         9,653,310
  Battle Creek School District GO, School Building and Site, FSA Insured, 5.00%,
       5/01/31 ..................................................................................       6,000,000         5,799,900
       5/01/34 ..................................................................................      10,165,000         9,777,104
  Battle Creek School District Paying Agent and Registrar, School Building and Site, FSA
     Insured,
     5.00%, 5/01/37 .............................................................................       8,760,000         8,371,406
  Bay City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/31 ............       6,000,000         5,839,140
  Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
       11/01/27 .................................................................................       5,000,000         4,974,900
       11/01/33 .................................................................................       2,590,000         2,549,337
  Brown City Community School District GO, Building and Site, FGIC Insured, Pre-Refunded,
     5.00%,
       5/01/26 ..................................................................................       4,445,000         4,723,524
       5/01/31 ..................................................................................       3,200,000         3,400,512
  Caledonia Community Schools GO, MBIA Insured, 5.00%, 5/01/26 ..................................       3,665,000         3,521,039
  Carman-Ainsworth Community School District GO, FGIC Insured,
       5.00%, 5/01/27 ...........................................................................       1,400,000         1,349,754
       Pre-Refunded, 5.00%, 5/01/27 .............................................................       1,550,000         1,650,239
  Central Michigan University Revenue,
       FGIC Insured, 5.00%, 10/01/27 ............................................................         500,000           478,910
       General, AMBAC Insured, 5.00%, 10/01/34 ..................................................       8,905,000         8,550,670
       Series A, AMBAC Insured, 5.05%, 10/01/32 .................................................      10,000,000         9,698,400
  Central Montcalm Public School GO, MBIA Insured, Pre-Refunded, 6.00%, 5/01/29 .................       1,400,000         1,455,580
  Charles Stewart Mott Community College GO, FGIC Insured, Pre-Refunded, 5.50%,
     5/01/21 ....................................................................................       3,550,000         3,746,705
  Charlotte Public School District GO, FGIC Insured, Pre-Refunded, 5.375%, 5/01/29 ..............       5,000,000         5,160,250
  Chippewa Valley Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 .............       6,500,000         6,332,950
  Coopersville Area Public Schools, School Building and Site, FSA Insured, 5.00%, 5/01/31 .......       5,000,000         4,865,950


                                                              Annual Report | 97

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Detroit City School District GO,
       School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded, 5.00%,
         5/01/23 ................................................................................   $   2,650,000   $     2,835,898
       School Building and Site Improvements, Series A, FSA Insured, Pre-Refunded, 5.125%,
         5/01/31 ................................................................................      38,330,000        41,070,212
       School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/25 ............       2,000,000         1,906,140
       Series A, FSA Insured, 6.00%, 5/01/29 ....................................................      10,000,000        11,081,200
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ......................      10,610,000        10,600,027
  Detroit Sewer Disposal Revenue, senior lien,
       Refunding, Series A, FSA Insured, 5.00%, 7/01/32 .........................................       5,960,000         5,748,301
       Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 ......................................       8,000,000         8,569,680
  Detroit Water Supply System Revenue,
       FGIC Insured, ETM, 6.25%, 7/01/12 ........................................................       1,455,000         1,544,177
       second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ........................      20,000,000        21,637,600
       second lien, Series B, MBIA Insured, 5.00%, 7/01/34 ......................................       8,875,000         8,053,086
       senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ......................................      11,400,000        10,983,444
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 .......................       1,500,000         1,594,740
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ........................       9,625,000        10,251,106
       senior lien, Series A, MBIA Insured, 5.00%, 7/01/27 ......................................       4,930,000         4,964,855
       Series B, MBIA Insured, Pre-Refunded, 5.00%, 7/01/34 .....................................       5,270,000         5,645,277
  Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ..................       5,500,000         5,566,220
  East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%,
     5/01/29 ....................................................................................       4,775,000         4,964,567
  Eastern Michigan University Revenues, Series A, FGIC Insured, Pre-Refunded, 5.00%,
       6/01/28 ..................................................................................       6,730,000         7,209,041
       6/01/33 ..................................................................................      14,700,000        15,746,346
  Eaton Rapids Public Schools GO, School Building and Site, FSA Insured,
       5.00%, 5/01/26 ...........................................................................       2,700,000         2,680,722
       5.00%, 5/01/29 ...........................................................................         820,000           805,240
       Pre-Refunded, 5.00%, 5/01/29 .............................................................       1,930,000         2,074,596
  Ecorse Public School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/17 ..................       5,000,000         5,073,500
  Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%,
     2/15/25 ....................................................................................         100,000           100,264
  Fennville Public Schools GO, School Building and Site, FGIC Insured,
       5.00%, 5/01/30 ...........................................................................       2,085,000         2,006,500
       Pre-Refunded, 5.00%, 5/01/30 .............................................................       1,115,000         1,195,358
       Pre-Refunded, 5.00%, 5/01/34 .............................................................       3,250,000         3,484,228
  Ferris State University Revenue, FGIC Insured, 5.25%,
       10/01/26 .................................................................................       1,500,000         1,506,270
       10/01/31 .................................................................................       3,255,000         3,256,693
  Fowlerville Community School District GO, FGIC Insured, 5.00%,
       5/01/30 ..................................................................................       1,990,000         1,912,569
       5/01/34 ..................................................................................       8,145,000         7,778,556
  Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 ........................       4,000,000         3,878,440
  Grand Blanc Community Schools GO, School Building and Site, FSA Insured, 5.00%,
     5/01/28 ....................................................................................       4,250,000         4,212,430
  Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 .............................       2,000,000         2,039,540


98 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Grand Rapids Building Authority Revenue, AMBAC Insured, Series A,
       5.00%, 10/01/28 ..........................................................................   $   3,590,000   $     3,425,650
       Pre-Refunded, 5.00%, 10/01/28 ............................................................       2,410,000         2,576,170
  Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
     6.875%, 6/01/24 ............................................................................       7,500,000         7,525,125
  Grand Rapids Sanitation Sewer System Revenue, MBIA Insured, 5.00%,
       1/01/30 ..................................................................................       7,500,000         7,267,050
       1/01/34 ..................................................................................       7,795,000         7,488,656
  Grand Rapids Water Supply Revenue, FGIC Insured, 5.00%, 1/01/35 ...............................       3,500,000         3,283,735
  Hamilton Community School District GO, FGIC Insured, 5.00%, 5/01/24 ...........................       2,000,000         1,999,820
  Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, Pre-Refunded,
     5.45%, 8/01/47 .............................................................................       4,300,000         4,350,697
  Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ..........      30,000,000        31,973,700
  Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 ...............         700,000           678,468
  Hazel Park School District GO, FSA Insured, 5.00%,
       5/01/27 ..................................................................................       9,000,000         8,966,430
       5/01/32 ..................................................................................      12,475,000        12,370,459
  Healthsource Saginaw Inc. Saginaw County GO, MBIA Insured, 5.00%, 5/01/29 .....................       4,145,000         3,902,683
  Howell Public Schools GO, MBIA Insured, Pre-Refunded, 5.875%, 5/01/22 .........................       2,000,000         2,076,560
  Huron School District GO, FSA Insured, Pre-Refunded,
       5.25%, 5/01/21 ...........................................................................       1,500,000         1,599,435
       5.375%, 5/01/26 ..........................................................................       2,500,000         2,675,050
  Jackson Brownfield RDAR, FGIC Insured,
       5.125%, 6/01/22 ..........................................................................       2,290,000         2,311,938
       5.125%, 6/01/24 ..........................................................................       1,215,000         1,217,418
       Pre-Refunded, 5.25%, 6/01/26 .............................................................       2,820,000         3,033,418
       Pre-Refunded, 5.375%, 6/01/30 ............................................................       5,830,000         6,299,781
  Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
     5/01/34 ....................................................................................       6,620,000         6,459,134
  Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 .............       4,000,000         4,235,280
  Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
       Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ....................       3,805,000         4,032,843
       Bronson Methodist Hospital, MBIA Insured, Pre-Refunded, 5.25%, 5/15/18 ...................         115,000           116,781
       Bronson Methodist Hospital, MBIA Insured, Pre-Refunded, 5.50%, 5/15/28 ...................      10,000,000        10,159,800
       Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ......................         135,000           136,550
  Kent County Building Authority GO, Pre-Refunded, 5.00%, 6/01/26 ...............................      21,885,000        22,021,125
  Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 .............       1,000,000           973,860
  Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31 .............       3,320,000         3,327,470
  Lapeer Community Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/33 ..................................................................................       4,400,000         4,176,480
       5/01/37 ..................................................................................       4,325,000         4,066,062
  Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
     Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 .........................................       2,115,000         2,157,427
  Lincoln Consolidated School District GO, FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ............       1,000,000         1,004,040
  Lincoln Park School District GO, FGIC Insured, Pre-Refunded, 5.00%, 5/01/26 ...................         900,000           903,573
  Livonia Municipal Building Authority GO, FGIC Insured, Pre-Refunded, 5.25%, 5/01/30 ...........       3,950,000         4,148,369


                                                              Annual Report | 99

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Lowell Area Schools GO, FGIC Insured, Pre-Refunded, 5.625%,
       5/01/25 ..................................................................................   $   3,125,000   $     3,306,281
       5/01/30 ..................................................................................       3,250,000         3,438,533
  Marysville Public School District GO, School Building and Site, Refunding, FSA Insured,
     5.00%, 5/01/35 .............................................................................      12,000,000        11,584,440
  Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
       5.40%, 6/01/19 ...........................................................................       5,000,000         5,040,000
       5.50%, 6/01/25 ...........................................................................       5,000,000         5,018,400
  Michigan Municipal Bond Authority Revenue,
       Clean Water State Revolving Fund, 5.00%, 10/01/24 ........................................      11,355,000        11,419,042
       Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ...................       3,790,000         3,818,993
  Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ..................       4,450,000         4,222,071
       Facilities Program, Refunding, Series I, FSA Insured, 4.75%, 10/15/18 ....................       3,000,000         3,021,600
       Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 ....................       5,000,000         5,004,650
       Facilities Program, Series III, FSA Insured, Pre-Refunded, 5.00%, 10/15/26 ...............      14,000,000        14,972,720
       Refunding, AMBAC Insured, 5.00%, 10/15/33 ................................................      21,000,000        19,924,380
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/32 ......................................      17,160,000        16,208,135
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/36 ......................................       5,000,000         4,675,500
  Michigan State Comprehensive Transportation Revenue, Refunding, FSA Insured, 5.00%,
     5/15/31 ....................................................................................       8,000,000         7,827,440
  Michigan State COP, AMBAC Insured, Pre-Refunded, 5.50%, 6/01/27 ...............................      12,000,000        12,676,440
  Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC Insured, 6.00%,
     4/01/16 ....................................................................................         200,000           202,308
  Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ..........      15,175,000        16,117,064
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%,
         8/15/24 ................................................................................      15,000,000        15,328,350
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%,
         8/15/27 ................................................................................      10,000,000        10,207,900
       Edward W. Sparrow Hospital, Refunding, MBIA Insured, 5.00%, 11/15/31 .....................       8,500,000         7,966,285
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 .....................       6,000,000         6,043,980
       Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 .....................       1,750,000         1,762,828
       Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 .....................................         300,000           304,257
       Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ........................       8,605,000         8,709,895
       Mercy Health Services, Series X, MBIA Insured, Pre-Refunded, 6.00%, 8/15/34 ..............      11,000,000        11,593,890
       Mercy Mount Clemens Corp., Series A, MBIA Insured, Pre-Refunded, 5.75%, 5/15/29 ..........       4,890,000         5,103,008
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 .......................................       7,065,000         6,934,368
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 .......................................       1,000,000           958,060
       Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .........       7,500,000         7,665,600
       Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ..............       7,500,000         7,444,275
       Sparrow, Refunding, MBIA Insured, 5.00%, 11/15/36 ........................................       6,165,000         5,704,536
       Sparrow Obligated Group, Refunding, MBIA Insured, 5.00%, 11/15/36 ........................      12,465,000        11,446,983
       St. John's Health System, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 ..................      14,500,000        14,711,410
       St. John's Hospital, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ........................       3,445,000         3,576,289
       St. John's Hospital, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ........................       9,545,000        10,190,815
  Michigan State Revenue, Grant Antic Bonds, FSA Insured, 5.25%, 9/15/27 ........................      10,000,000        10,111,900


100 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution
     Control Bonds Project, Refunding,
       Collateralized Series AA, FGIC Insured, 6.95%, 5/01/11 ...................................   $   5,000,000   $     5,484,150
       Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21 ..................................       3,000,000         3,435,390
  Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
     Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ............      12,350,000        12,031,617
  Michigan State Trunk Line Revenue,
       Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 .......................................       3,300,000         3,301,419
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 .......................................       3,050,000         2,966,857
       Series A, FSA Insured, Pre-Refunded, 5.00%, 11/01/25 .....................................      16,265,000        17,284,165
       Series A, FSA Insured, Pre-Refunded, 5.25%, 11/01/30 .....................................      34,680,000        37,149,910
  Michigan Technological University Revenue, General, Series A, MBIA Insured, 5.00%,
     10/01/34 ...................................................................................       3,675,000         3,528,772
  Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 ...................       3,500,000         3,712,100
  North Kent Sewer Authority Revenue, Sanitary Sewer, MBIA Insured, 5.00%, 11/01/31 .............       5,960,000         5,681,489
  Northview Public Schools District GO,
       MBIA Insured, 5.80%, 5/01/21 .............................................................         235,000           235,580
       Refunding, FGIC Insured, 5.00%, 5/01/21 ..................................................       3,450,000         3,452,105
  Oakridge Public Schools GO, FSA Insured, Pre-Refunded,
       5.00%, 5/01/23 ...........................................................................         500,000           502,020
       5.125%, 5/01/28 ..........................................................................         500,000           502,120
  Otsego Public Schools District GO, School Building and Site, FSA Insured, Pre-Refunded,
     5.00%, 5/01/34 .............................................................................       9,835,000        10,571,838
  Ovid Elsie Area Schools GO, School Building and Site, MBIA Insured, Pre-Refunded, 5.00%,
     5/01/32 ....................................................................................       7,775,000         8,319,950
  Oxford Area Community School District GO, FSA Insured, Pre-Refunded, 5.00%,
       5/01/26 ..................................................................................       5,425,000         5,774,587
       5/01/31 ..................................................................................       4,865,000         5,178,501
  Parchment School District GO, School Building and Site, FSA Insured, 4.75%, 5/01/36 ...........       3,175,000         2,932,398
  Pennfield School District GO, School Building and Site, FGIC Insured,
       5.00%, 5/01/29 ...........................................................................         505,000           541,395
       Pre-Refunded, 5.00%, 5/01/29 .............................................................         645,000           691,485
       Pre-Refunded, 5.00%, 5/01/34 .............................................................       2,500,000         2,680,175
  Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 .........................       2,955,000         2,933,901
  Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
       6/01/23 ..................................................................................       1,620,000         1,750,540
       6/01/27 ..................................................................................       2,635,000         2,847,328
  Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 ....................................       1,600,000         1,604,080
  Portage Public Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/29 ..................................................................................      12,600,000        12,293,946
       5/01/31 ..................................................................................      12,375,000        12,043,226
  River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 .......................       6,575,000         6,561,324
  Roseville School District GO, School Building and Site, Refunding, FSA Insured, 5.00%,
     5/01/31 ....................................................................................       5,000,000         4,885,650
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M, MBIA
     Insured, 5.25%,
       11/15/31 .................................................................................      12,750,000        12,697,597
       11/15/35 .................................................................................      17,600,000        17,171,968


                                                             Annual Report | 101

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Saginaw City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/36 .......    $  6,950,000    $     6,695,491
  Saginaw Hospital Finance Authority Revenue, Covenant Medical Center, Refunding, Series E,
     MBIA Insured,
       5.375%, 7/01/19 .........................................................................       4,850,000          4,941,180
       5.50%, 7/01/24 ..........................................................................       1,750,000          1,753,588
  Saginaw Valley State University Revenue,
       General, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/19 ....................................       2,195,000          2,258,765
       General, FSA Insured, 5.00%, 7/01/37 ....................................................       5,000,000          4,770,500
       General, Refunding, AMBAC Insured, 5.25%, 7/01/19 .......................................         345,000            350,851
       Series A, MBIA Insured, 5.125%, 7/01/30 .................................................       4,315,000          4,311,850
  South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 .......................       2,000,000          2,021,340
  South Redford School District GO, School Building and Site, MBIA Insured, 5.00%,
     5/01/30 ...................................................................................       3,500,000          3,368,225
  Southfield Library Building Authority GO, Refunding, MBIA Insured, 5.00%, 5/01/30 ............       6,535,000          6,297,191
  Southfield Public Schools GO, Refunding, MBIA Insured, 4.75%, 5/01/29 ........................       9,040,000          8,281,002
  Sparta Area Schools GO, School Building and Site, FGIC Insured, Pre-Refunded, 5.00%,
     5/01/30 ...................................................................................       2,730,000          2,926,751
  St. Clair County EDC, PCR, The Detroit Edison Co., Refunding, Series AA, AMBAC Insured,
     6.40%, 8/01/24 ............................................................................      10,000,000         10,314,000
  Sturgis Public School District GO, Refunding, FGIC Insured, 5.00%, 5/01/30 ...................       4,715,000          4,507,870
  Taylor Brownfield RDA, GO, Tax Increment, Series A, MBIA Insured, 5.00%,
       5/01/29 .................................................................................       2,900,000          2,779,244
       5/01/34 .................................................................................       3,945,000          3,740,886
  Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ..................       2,595,000          2,607,612
  Tecumseh Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%,
       5/01/25 .................................................................................       5,925,000          6,253,304
       5/01/30 .................................................................................       4,500,000          4,749,345
  Thornapple Kellogg School GO, School Building and Site,
       FSA Insured, Pre-Refunded, 5.00%, 5/01/23 ...............................................         965,000          1,032,637
       FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ...............................................       6,250,000          6,688,062
       Refunding, FSA Insured, 5.00%, 5/01/23 ..................................................       3,035,000          3,028,414
  Troy City School District GO, School Building and Site, MBIA Insured, 5.00%, 5/01/26 .........       7,100,000          6,877,202
  Warren Consolidated School District GO, FSA Insured,
       4.875%, 5/01/22 .........................................................................       8,910,000          8,910,891
       Pre-Refunded, 5.00%, 5/01/26 ............................................................      14,450,000         15,381,158
  Warren Water and Sewer Revenue, FSA Insured, Pre-Refunded, 5.125%, 11/01/23 ..................       2,450,000          2,618,364
  Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
       5.25%, 12/01/25 .........................................................................      17,000,000         17,055,080
       5.00%, 12/01/30 .........................................................................      10,750,000         10,216,907
  Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County, Series A, MBIA
     Insured, 5.25%, 12/01/18 ..................................................................       5,500,000          5,562,370
  Wayne County Airport Authority Revenue,
       Detroit Metropolitan Airport, Revenue, FGIC Insured, 5.00%, 12/01/28 ....................      10,170,000          9,319,890
       Refunding, Detroit Metropolitan Airport, FGIC Insured, 5.00%, 12/01/27 ..................       9,910,000          9,122,650
  Wayne State University Revenues,
       General, AMBAC Insured, 5.00%, 11/15/30 .................................................       2,925,000          2,813,441
       General, AMBAC Insured, 5.00%, 11/15/36 .................................................       5,000,000          4,744,400
       Refunding, FGIC Insured, 5.125%, 11/15/29 ...............................................      17,900,000         17,318,250


102 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
       5/01/19 .................................................................................    $  2,100,000    $     2,238,159
       5/01/20 .................................................................................       2,000,000          2,131,580
  West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 ..................       1,400,000          1,446,844
  West Ottawa Public School District GO,
       FGIC Insured, 5.60%, 5/01/21 ............................................................         695,000            696,195
       FGIC Insured, 5.60%, 5/01/26 ............................................................       3,575,000          3,579,362
       School Building Site, Refunding, MBIA Insured, 5.00%, 5/01/32 ...........................       6,025,000          5,851,841
  Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%,
     1/01/23 ...................................................................................       8,500,000          8,087,495
  Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ........................       9,375,000          8,981,344
  Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 .................................      12,550,000         12,363,005
  Wyoming Public Schools GO, FGIC Insured, Pre-Refunded, 5.125%, 5/01/23 .......................       5,750,000          5,773,920
  Wyoming Sewer Disposal System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/27 ...............       5,700,000          5,534,985
  Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
     5/01/32 ...................................................................................       6,065,000          5,810,331
  Zeeland Public Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/25 ...........................       3,350,000          3,259,517
                                                                                                                    ----------------
                                                                                                                      1,335,068,181
                                                                                                                    ----------------
  U.S. TERRITORY 6.2%
  PUERTO RICO 6.2%
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ........................................      11,945,000         11,616,512
       Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 ...................................      25,000,000         26,932,250
       Series D, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 .....................................       8,055,000          8,598,713
  Puerto Rico Electric Power Authority Power Revenue,
       Series NN, MBIA Insured, Pre-Refunded, 5.00%, 7/01/32 ...................................      19,800,000         21,309,552
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ...................................      14,000,000         15,110,760
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...................       7,210,000          7,221,680
                                                                                                                    ----------------
                                                                                                                         90,789,467
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,412,643,515) ............................................                      1,425,857,648
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 1.2%
  MUNICIPAL BONDS 1.2%
  MICHIGAN 0.1%
a Eastern Michigan University Revenues, Refunding,
       FGIC Insured, Daily VRDN and Put, 8.50%, 6/01/27 ........................................       1,400,000          1,400,000
       XLCA Insured, Daily VRDN and Put, 8.50%, 6/01/36 ........................................         500,000            500,000
a Michigan State University Revenues, General, Series A, Weekly VRDN and Put, 3.23%,
     8/15/30 ...................................................................................         100,000            100,000
                                                                                                                    ----------------
                                                                                                                          2,000,000
                                                                                                                    ----------------
  U.S. TERRITORY 1.1%
  PUERTO RICO 1.1%
a Puerto Rico Commonwealth GO, Public Improvement, Refunding,
       Series A-4, FSA Insured, Daily VRDN and Put, 2.90%, 7/01/31 .............................       1,400,000          1,400,000
       Series A-5, FGIC Insured, Weekly VRDN and Put, 9.00%, 7/01/32 ...........................       4,100,000          4,100,000


                                                             Annual Report | 103

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORY (CONTINUED)
  PUERTO RICO (CONTINUED)
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
     Insured, Weekly VRDN and Put, 3.75%, 12/01/15 .............................................    $  3,400,000    $     3,400,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 5.50%, 7/01/28 ..............................       6,900,000          6,900,000
                                                                                                                    ----------------
                                                                                                                         15,800,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $17,800,000) ..............................................                         17,800,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $1,430,443,515) 98.6% ................................................                      1,443,657,648
  OTHER ASSETS, LESS LIABILITIES 1.4% ..........................................................                         20,939,077
                                                                                                                    ----------------
  NET ASSETS 100.0% ............................................................................                    $ 1,464,596,725
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 128.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


104 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  12.16     $  12.13     $  12.23     $  12.39    $  12.23
                                                    -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.50         0.50         0.51         0.53        0.54
   Net realized and unrealized gains (losses) ...      (0.65)        0.03        (0.10)       (0.16)       0.15
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.15)        0.53         0.41         0.37        0.69
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.50)       (0.50)       (0.51)       (0.53)      (0.53)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  11.51     $  12.16     $  12.13     $  12.23    $  12.39
                                                    =============================================================

Total return c ..................................      (1.34)%       4.50%        3.48%        2.99%       5.81%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.67%        0.66%        0.67%        0.67%       0.67%
Net investment income ...........................       4.14%        4.15%        4.17%        4.35%       4.39%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $545,977     $539,643     $528,660     $515,780    $528,609
Portfolio turnover rate .........................       9.99%       14.24%       13.03%       12.06%      10.77%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 105

Franklin Tax-Free Trust

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  12.24     $  12.22     $  12.31     $  12.47    $  12.30
                                                    -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.43         0.44         0.44         0.46        0.47
   Net realized and unrealized gains (losses) ...      (0.64)        0.01        (0.09)       (0.16)       0.16
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.21)        0.45         0.35         0.30        0.63
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.43)       (0.43)       (0.44)       (0.46)      (0.46)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  11.60     $  12.24     $  12.22     $  12.31    $  12.47
                                                    =============================================================

Total return c ..................................      (1.78)%       3.81%        2.98%        2.40%       5.25%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.22%        1.21%        1.22%        1.22%       1.26%
Net investment income ...........................       3.59%        3.60%        3.62%        3.80%       3.80%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 70,318     $ 64,873     $ 64,900     $ 59,682    $ 59,389
Portfolio turnover rate .........................       9.99%       14.24%       13.03%       12.06%      10.77%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


106 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.6%
  MUNICIPAL BONDS 96.6%
  MINNESOTA 93.2%
  Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC Insured,
       4.875%, 2/01/24 .........................................................................    $  2,195,000    $     2,176,913
       5.00%, 2/01/34 ..........................................................................       2,000,000          1,940,560
  Anoka-Hennepin ISD No. 11 GO, School District Credit Enhancement Program, Series A,
     FSA Insured, 5.00%, 2/01/20 ...............................................................       6,130,000          6,219,008
  Bemidji Health Care Facilities First Mortgage Revenue, North Country Health Services, Radian
     Insured, 5.00%, 9/01/24 ...................................................................       2,000,000          1,814,040
  Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension, MBIA Insured,
     5.70%, 12/01/17 ...........................................................................         120,000            122,105
  Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 .........       1,045,000          1,067,029
  Blue Earth County EDA Public Project Lease Revenue, Series A, MBIA Insured, 4.50%,
     12/01/24 ..................................................................................       1,055,000            979,283
  Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 .................................       1,000,000          1,059,900
  Buffalo ISD No. 877 GO, Refunding, MBIA Insured, 5.00%, 2/01/22 ..............................       4,255,000          4,268,999
  Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
       5.90%, 9/20/19 ..........................................................................         400,000            408,124
       5.95%, 9/20/29 ..........................................................................       1,275,000          1,289,357
       6.00%, 9/20/34 ..........................................................................       1,000,000          1,011,700
  Byron ISD No. 531 GO, School Building, Series A, FGIC Insured, 5.00%, 2/01/24 ................       2,015,000          2,018,184
  Cambridge ISD No. 911 GO,
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 2/01/30 ........................       2,240,000            652,579
       Series A, MBIA Insured, 4.25%, 2/01/24 ..................................................       1,235,000          1,111,500
  Cass Lake ISD No. 115 GO, Refunding, FGIC Insured, 5.00%, 2/01/22 ............................       3,805,000          3,842,708
  Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21 .............................       1,000,000          1,059,900
  Chaska ISD No. 112 GO, School Building, Series A, MBIA Insured, 4.50%, 2/01/28 ...............      10,000,000          8,897,900
  Chisago County GO, Capital Improvement, Series A, MBIA Insured, 4.75%, 2/01/26 ...............       3,615,000          3,467,436
  Cohasset PCR, Collateral Allete Project, Refunding, Radian Insured, 4.95%, 7/01/22                   3,010,000          2,766,340
  Commissioner of Iron Range Resources and Rehabilitation Educational Facilities Revenue,
     XLCA Insured, 4.50%, 10/01/21 .............................................................       1,290,000          1,235,536
  Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities, Series A,
     5.125%, 1/01/35 ...........................................................................       2,625,000          2,541,184
  Dakota County Housing and RDA, SFMR, GNMA Secured,
       5.75%, 4/01/18 ..........................................................................         120,000            120,358
       5.85%, 10/01/30 .........................................................................         215,000            215,034
  Dayton GO, Improvement, Series A, XLCA Insured, 4.375%, 2/01/34 ..............................       3,885,000          3,334,962
  Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25 .......................................       1,325,000          1,401,585
  Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ....................       3,075,000          3,116,174
  Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
       5.95%, 9/20/29 ..........................................................................       1,700,000          1,716,677
       6.00%, 9/20/34 ..........................................................................       1,480,000          1,497,124
  Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ..........       2,000,000          2,000,220
  Elk River ISD Number 728 GO, School Building, Refunding, Series A, FSA Insured, 4.25%,
     2/01/24 ...................................................................................       6,265,000          5,600,033
  Farmington ISD No. 192 GO,
       MBIA Insured, 5.25%, 2/01/24 ............................................................       5,915,000          6,265,582
       School Building, Series B, FSA Insured, 5.00%, 2/01/23 ..................................       3,000,000          3,029,520
       School Building, Series B, FSA Insured, 4.75%, 2/01/27 ..................................      17,075,000         16,149,193
  Fergus Falls ISD No. 544 GO, School Building, Series A, FSA Insured, 5.00%, 1/01/25 ..........       1,655,000          1,636,332


                                                             Annual Report | 107

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MINNESOTA (CONTINUED)
  Fridley ISD No. 014 GO, Alternative Facilities, Series A, FSA Insured, 4.375%, 2/01/27 .......    $  2,040,000    $     1,792,120
  Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured, 6.10%,
    1/01/26 ....................................................................................       2,180,000          2,141,240
  Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22 ....................       2,700,000          2,585,925
  Hennepin County Sales Tax Revenue, Hennepin County Sales Tax, 4.75%, 12/15/37 ................      25,000,000         23,339,500
  Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured, Pre-Refunded,
    5.00%, 11/01/25 ............................................................................       8,000,000          8,623,280
  Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
      5.60%, 11/20/17 ..........................................................................         750,000            757,583
      5.70%, 11/20/32 ..........................................................................       3,000,000          3,043,620
  Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22 ........................................       3,880,000          4,130,027
  Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured, 5.50%,
    8/01/27 ....................................................................................       1,085,000          1,151,098
  Lake Crystal Wellcome Memorial Area Schools ISD No. 2071 GO, School Building, Series B,
    MBIA Insured, 5.00%, 2/01/34 ...............................................................       3,285,000          3,261,249
  Lake Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 ..........................       4,195,000          4,479,001
  Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 .......................................       3,705,000          3,924,595
  Lakeville ISD No. 194 GO, Series A, FGIC Insured, 5.00%, 2/01/23 .............................      10,180,000         10,824,699
  Mahtomedi ISD No. 832 GO, FSA Insured, 5.00%, 2/01/18 ........................................       3,240,000          3,331,174
  Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 ...............................       2,700,000          2,850,714
  Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B, 4.50%,
    12/01/26 ...................................................................................       5,000,000          4,444,350
  Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Children's Hospitals
    and Clinics of Minnesota, Series A, FSA Insured, ARS, 6.77%, 8/15/37 .......................       5,000,000          5,000,000
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
      Series A, FGIC Insured, Pre-Refunded, 5.125%, 1/01/31 ....................................       7,000,000          7,211,120
      Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .....................................       7,000,000          7,378,140
      Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .....................................       2,000,000          2,108,040
      Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .....................................       9,000,000          9,486,180
  Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet, Series B,
    BIG Insured, Pre-Refunded, 8.875%, 11/01/15 ................................................         590,000            680,359
  Minneapolis GO,
      Sports Arena Project, Refunding, 5.125%, 10/01/20 ........................................       8,340,000          8,344,587
      Sports Arena Project, Refunding, 5.20%, 10/01/24 .........................................       3,750,000          3,751,312
      Various Purpose, Pre-Refunded, 5.125%, 12/01/28 ..........................................       3,000,000          3,216,060
  Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
    11/15/34 ...................................................................................      12,645,000         11,490,764
  Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ...................       5,000,000          4,691,100
  Minneapolis Special School District No. 001 COP,
      Refunding, Series A, MBIA Insured, 4.50%, 2/01/21 ........................................       2,715,000          2,655,080
      Series A, FSA Insured, 5.00%, 2/01/21 ....................................................       1,950,000          1,975,428
  Minnesota Agriculture and Economic Development Board Revenue,
      Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ...................      14,625,000         14,642,257
      Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%,
        12/01/22 ...............................................................................       4,870,000          4,976,848
      Health Care System, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...................         365,000            373,180


108 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MINNESOTA (CONTINUED)
  Minnesota State Colleges and University Revenue, Fund, Series A, MBIA Insured, 5.00%,
      10/01/22 .................................................................................    $  1,745,000    $     1,773,513
      10/01/23 .................................................................................       1,825,000          1,840,951
      10/01/24 .................................................................................       1,900,000          1,905,871
      10/01/25 .................................................................................       1,155,000          1,153,614
      10/01/26 .................................................................................       1,715,000          1,702,635
      10/01/32 .................................................................................       5,540,000          5,432,247
  Minnesota State GO, 5.00%, 6/01/26 ...........................................................      14,585,000          4,497,636
  Minnesota State HFAR,
      Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ........................         730,000            730,263
      Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ........................         225,000            225,007
      Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ........................         230,000            229,556
      SFM, Series B, 5.00%, 7/01/13 ............................................................          50,000             50,471
      SFM, Series D, 5.45%, 1/01/26 ............................................................       1,875,000          1,835,738
      SFM, Series E, AMBAC Insured, 5.40%, 1/01/25 .............................................       2,605,000          2,526,407
      SFM, Series G, AMBAC Insured, 6.25%, 7/01/26 .............................................         245,000            245,345
  Minnesota State Higher Education Facilities Authority Revenue,
      Bethel, Mandatory Put 4/01/19, Pre-Refunded, 5.10%, 4/01/28 ..............................       7,700,000          7,715,246
      St. John's University, Series 5-I, MBIA Insured, Pre-Refunded, 5.25%, 10/01/21 ...........       1,750,000          1,878,100
      St. John's University, Series 5-I, MBIA Insured, Pre-Refunded, 5.25%, 10/01/26 ...........       1,500,000          1,609,800
  Minnesota State Public Facilities Authority Clean Water Revenue, Series B, 4.75%, 3/01/27 ....       5,000,000          4,691,500
  Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
      5.90%, 10/20/19 ..........................................................................       1,750,000          1,783,810
      5.95%, 10/20/29 ..........................................................................       5,955,000          6,018,183
  Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ......................       1,890,000          1,910,677
  New Brighton GO, Tax Increment,
      Series A, MBIA Insured, 5.00%, 2/01/32 ...................................................       5,110,000          4,984,498
      Series B, MBIA Insured, 4.375%, 2/01/33 ..................................................       3,605,000          3,091,396
  New Hope MFR, North Ridge, Series A, GNMA Secured, Pre-Refunded,
      6.05%, 1/01/17 ...........................................................................         360,000            363,877
      6.20%, 1/01/31 ...........................................................................       5,470,000          5,531,537
  Nobles County Housing and RDA Public Project Revenue, Annual Appropriation Lease
    Obligation, AMBAC Insured, Pre-Refunded, 5.625%, 2/01/22 ...................................       1,230,000          1,295,645
  North Branch Water System Revenue, FSA Insured, 4.75%, 8/01/27 ...............................       1,500,000          1,406,370
  Northern Municipal Power Agency Electric System Revenue,
      Refunding, FSA Insured, 5.00%, 1/01/12 ...................................................       1,030,000          1,050,600
      Series A, AMBAC Insured, 5.00%, 1/01/26 ..................................................       2,000,000          1,940,180
  Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 ..................................       3,000,000          3,051,990
  Park Rapids ISD No. 309 GO, MBIA Insured,
      4.75%, 2/01/21 ...........................................................................       2,500,000          2,547,075
      5.00%, 2/01/25 ...........................................................................       3,000,000          3,063,150
  Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured, 5.00%,
    10/20/38 ...................................................................................       4,280,000          3,880,762
  Pipestone-Jasper ISD No. 2689 GO, Refunding, Series 2004-A, FSA Insured, 5.00%,
    3/01/20 ....................................................................................       1,595,000          1,635,609
  Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
      6.25%, 6/01/16 ...........................................................................       1,600,000          1,612,032
      6.125%, 6/01/24 ..........................................................................       1,815,000          1,824,728


                                                             Annual Report | 109

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MINNESOTA (CONTINUED)
  Prior Lake ISD No. 719 GO,
      FGIC Insured, 5.125%, 2/01/19 ............................................................    $  1,140,000    $     1,169,731
      FSA Insured, 5.50%, 2/01/20 ..............................................................       2,255,000          2,364,570
      FSA Insured, 5.50%, 2/01/21 ..............................................................       2,590,000          2,715,848
      Series C, MBIA Insured, 5.00%, 2/01/21 ...................................................       2,000,000          2,029,900
      Series C, MBIA Insured, 5.00%, 2/01/23 ...................................................       6,025,000          6,064,946
  Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
    Pre-Refunded, 5.875%, 1/01/31 ..............................................................       2,160,000          2,279,858
  Robbinsdale ISD No. 281 GO, Refunding, Series A, MBIA Insured, 4.50%, 2/01/22 ................       3,000,000          2,873,250
  Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 ...........................       3,000,000          3,185,820
  Rochester Health Care Facilities Revenue, Mayo Foundation, Refunding, Series B, 5.50%,
    11/15/27 ...................................................................................       4,000,000          4,005,360
  Rochester ISD No. 535 GO, Series A, MBIA Insured, 5.00%,
      2/01/28 ..................................................................................       1,385,000          1,366,039
      2/01/29 ..................................................................................       1,455,000          1,432,680
  Rosemount ISD No. 196 GO, Series A, MBIA Insured, 4.70%, 2/01/25 .............................       1,000,000            960,480
  Rush City ISD No. 139 GO, School Building, MBIA Insured,
      5.00%, 2/01/21 ...........................................................................       1,680,000          1,792,610
      5.125%, 2/01/26 ..........................................................................       4,245,000          4,551,107
  Sauk Rapids ISD No. 047 GO,
      School Building, Refunding, Series A, FSA Insured, 5.00%, 2/01/22 ........................       2,200,000          2,231,460
      School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/25 ........................       2,175,000          1,989,059
      Series A, MBIA Insured, 5.75%, 2/01/23 ...................................................       2,740,000          2,940,184
      Series A, MBIA Insured, 5.75%, 2/01/26 ...................................................       5,000,000          5,365,300
  Scott County GO,
      Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/27 ............................       5,590,000          5,506,821
      MBIA Insured, 5.00%, 2/01/33 .............................................................       5,555,000          5,408,126
  Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
    5.70%, 2/01/29 .............................................................................       1,380,000          1,394,752
  Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments
    Project, AMBAC Insured, Pre-Refunded, 5.70%, 2/01/33 .......................................       2,285,000          2,387,254
  Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, Pre-Refunded,
    6.00%, 2/01/28 .............................................................................       2,530,000          2,611,036
  South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/23 ................       4,000,000          4,023,760
  Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County
    Apartments, Series B, MBIA Insured, Pre-Refunded, 5.75%, 1/01/31 ...........................       2,415,000          2,543,695
  Southern Minnesota Municipal Power Agency Power Supply System Revenue,
      Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/19 ..............       5,875,000          3,395,750
      Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/20 ..............      14,035,000          7,562,058
      Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/23 ..............       4,000,000          1,756,520
      Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/26 ..............       5,000,000          1,789,250
      Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/27 ..............       6,600,000          2,221,362
      Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18 .............      15,935,000          9,857,550
      Series A, MBIA Insured, Pre-Refunded, 5.75%, 1/01/18 .....................................       1,000,000          1,084,840
  Spring Lake Park ISD No. 16 GO, School Building, Series A, FSA Insured, 5.00%, 2/01/29 .......       5,025,000          4,928,972
  St. Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 ........................................       2,250,000          2,322,518
  St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured, 5.875%,
    5/01/30 ....................................................................................      17,785,000         18,285,648


110 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MINNESOTA (CONTINUED)
  St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series
  A, AMBAC Insured,
    5.00%, 7/01/15 .............................................................................    $  1,165,000    $     1,172,980
  St. Cloud Housing and RDA Sales Tax Revenue, Paramount Theater Project, Refunding, Series A,
    FGIC Insured, 5.00%, 3/01/22 ...............................................................       1,000,000          1,002,000
  St. Michael ISD No. 885 GO,
      FSA Insured, 5.00%, 2/01/23 ..............................................................       3,300,000          3,497,670
      School Building, Refunding, FSA Insured, 5.00%, 2/01/24 ..................................       2,735,000          2,748,319
      School Building, Series A, FSA Insured, 4.75%, 2/01/29 ...................................       5,000,000          4,695,600
  St. Paul Housing and RDA Health Care Revenue, Allina Health System, Series A, MBIA Insured,
    5.00%, 11/15/22 ............................................................................       5,000,000          4,902,800
  St. Paul ISD No. 625 GO, Series C, FSA Insured, 6.00%, 2/01/20 ...............................       1,600,000          1,647,888
  St. Paul Sales Tax Revenue, Sub Series A, XLCA Insured, 5.00%, 11/01/30 ......................       7,360,000          7,145,824
  St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 ...............................       6,805,000          6,776,419
  Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%, 2/01/22 .........................       1,140,000          1,212,196
  Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%,
      2/01/23 ..................................................................................       1,160,000          1,227,048
      2/01/25 ..................................................................................       1,300,000          1,375,140
  Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
      5.35%, 2/01/22 ...........................................................................       1,000,000          1,002,140
      5.40%, 8/01/27 ...........................................................................       2,015,000          2,019,393
  Watertown ISD No. 111 GO, Series A, FSA Insured, 5.00%, 2/01/24 ..............................       2,725,000          2,738,271
  Western Minnesota Municipal Power Agency Revenue,
      MBIA Insured, 5.00%, 1/01/26 .............................................................       8,565,000          8,455,025
      Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12 .......................................       2,745,000          2,751,204
      Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13 .......................................       4,500,000          4,510,170
      Series A, FSA Insured, 5.00%, 1/01/36 ....................................................       5,000,000          4,832,050
      Series A, MBIA Insured, 5.00%, 1/01/30 ...................................................       5,200,000          5,084,768
  Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
      2/01/19 ..................................................................................       2,000,000          2,053,240
      2/01/22 ..................................................................................       2,550,000          2,579,708
      2/01/25 ..................................................................................       3,000,000          3,002,430
      2/01/32 ..................................................................................       5,415,000          5,311,086
  Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24 ............................       5,000,000          5,105,250
                                                                                                                    ----------------
                                                                                                                        574,976,461
                                                                                                                    ----------------
  U.S. TERRITORIES 3.4%
  PUERTO RICO 3.0%
  Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ................................................       1,545,000          1,640,944
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...............................................         580,000            618,292
      Refunding, FSA Insured, 5.00%, 7/01/23 ...................................................         955,000            946,863
      Refunding, FSA Insured, 5.125%, 7/01/30 ..................................................         420,000            413,654
  Puerto Rico Electric Power Authority Power Revenue, Refunding,
      Series SS, MBIA Insured, 5.00%, 7/01/25 ..................................................       5,000,000          4,792,700
      Series V, FGIC Insured, 5.25%, 7/01/30 ...................................................       5,000,000          4,846,250
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ..........       1,000,000            968,520
  Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series F, XLCA
  Insured,
    5.25%, 7/01/25 .............................................................................       2,500,000          2,361,925


                                                             Annual Report | 111

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...................    $  1,060,000    $     1,061,717
  Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured, ETM,
    5.50%,
      8/01/27 ..................................................................................         375,000            390,964
      8/01/27 ..................................................................................         625,000            651,606
                                                                                                                    ----------------
                                                                                                                         18,693,435
                                                                                                                    ----------------
  VIRGIN ISLANDS 0.4%
  Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
      10/01/20 .................................................................................       1,160,000          1,208,987
      10/01/21 .................................................................................       1,000,000          1,036,470
                                                                                                                    ----------------
                                                                                                                          2,245,457
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES .......................................................................                         20,938,892
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $603,105,802) ..............................................                        595,915,353
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 2.5%
  MUNICIPAL BONDS 2.5%
  MINNESOTA 1.3%
a Minneapolis and St. Paul Minnesota Housing and RDA Health Care System Revenue, Allina
    Health System, Series B-1, MBIA Insured, Daily VRDN and Put, 4.75%, 11/15/34 ...............       1,000,000          1,000,000
a Minneapolis Health Care System Revenue, Fairview Health Services, Refunding,
      Series A, AMBAC Insured, Weekly VRDN and Put, 3.70%, 11/15/32 ............................       4,600,000          4,600,000
      Series B, AMBAC Insured, Weekly VRDN and Put, 9.00%, 11/15/29 ............................       1,000,000          1,000,000
a Minnesota Higher Education Facilities Authority Revenue, Carleton College, Series Six-D,
    Weekly VRDN and Put, 3.05%, 4/01/35 ........................................................         500,000            500,000
a University of Minnesota GO, Series A, Weekly VRDN and Put, 3.23%, 1/01/34 ....................         600,000            600,000
                                                                                                                    ----------------
                                                                                                                          7,700,000
                                                                                                                    ----------------
  U.S. TERRITORY 1.2%
  PUERTO RICO 1.2%
a Puerto Rico Commonwealth GO, Public Improvement, Refunding,
      Series A-4, FSA Insured, Daily VRDN and Put, 2.90%, 7/01/31 ..............................         300,000            300,000
      Series A-5, FGIC Insured, Weekly VRDN and Put, 9.00%, 7/01/32 ............................         400,000            400,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.75%, 12/01/15 .......................................................       3,500,000          3,500,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 5.50%, 7/01/28 ...............................       3,200,000          3,200,000
                                                                                                                    ----------------
                                                                                                                          7,400,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $15,100,000) ..............................................                         15,100,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $618,205,802) 99.1% ..................................................                        611,015,353
  OTHER ASSETS, LESS LIABILITIES 0.9% ..........................................................                          5,279,540
                                                                                                                    ----------------
  NET ASSETS 100.0% ............................................................................                    $   616,294,893
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 128.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


112 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     12.64    $     12.60    $     12.64    $     12.81    $     12.60
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.51           0.52           0.53           0.54           0.55
   Net realized and unrealized gains (losses) .......         (0.73)          0.04          (0.04)         (0.16)          0.20
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         (0.22)          0.56           0.49           0.38           0.75
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.51)         (0.52)         (0.53)         (0.54)         (0.54)
   Net realized gains ...............................            -- e           -- e           --          (0.01)            -- e
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.51)         (0.52)         (0.53)         (0.55)         (0.54)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.91    $     12.64    $     12.60    $     12.64    $     12.81
                                                        =========================================================================

Total return c ......................................         (1.82)%         4.61%          3.98%          3.15%          6.17%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          0.65%          0.65%          0.65%          0.65%          0.65%
Net investment income ...............................          4.11%          4.17%          4.20%          4.36%          4.38%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 1,010,704    $   980,493    $   901,614    $   849,970    $   852,182
Portfolio turnover rate .............................         16.47%         10.55%         16.44%         19.87%         14.89%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 113

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS B                                                        2008 d         2007           2006           2005           2004 d
                                                        --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     12.69    $     12.64    $     12.68    $     12.85    $     12.64
                                                        --------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.44           0.45           0.46           0.48           0.48
   Net realized and unrealized gains (losses) .......         (0.73)          0.06          (0.04)         (0.17)          0.21
                                                        --------------------------------------------------------------------------
Total from investment operations ....................         (0.29)          0.51           0.42           0.31           0.69
                                                        --------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.44)         (0.46)         (0.46)         (0.47)         (0.48)
   Net realized gains ...............................            -- e           -- e           --          (0.01)            -- e
                                                        --------------------------------------------------------------------------
Total distributions .................................         (0.44)         (0.46)         (0.46)         (0.48)         (0.48)
                                                        --------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        --------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.96    $     12.69    $     12.64    $     12.68    $     12.85
                                                        ==========================================================================

Total return c ......................................         (2.35)%         4.11%          3.41%          2.56%          5.57%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          1.20%          1.20%          1.20%          1.20%          1.20%
Net investment income ...............................          3.56%          3.62%          3.65%          3.81%          3.83%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $    42,638    $    51,897    $    56,478    $    60,264    $    60,869
Portfolio turnover rate .............................         16.47%         10.55%         16.44%         19.87%         14.89%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


114 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                      YEAR ENDED FEBRUARY 28,
CLASS C                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     12.75    $     12.70    $     12.74    $     12.90    $     12.69
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.45           0.46           0.46           0.48           0.48
   Net realized and unrealized gains (losses) .......         (0.74)          0.04          (0.04)         (0.16)          0.20
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         (0.29)          0.50           0.42           0.32           0.68
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.44)         (0.45)         (0.46)         (0.47)         (0.47)
   Net realized gains ...............................            -- e           -- e           --          (0.01)            -- e
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.44)         (0.45)         (0.46)         (0.48)         (0.47)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     12.02    $     12.75    $     12.70    $     12.74    $     12.90
                                                        =========================================================================

Total return c ......................................         (2.34)%         4.08%          3.38%          2.64%          5.53%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          1.20%          1.20%          1.20%          1.20%          1.22%
Net investment income ...............................          3.56%          3.62%          3.65%          3.81%          3.81%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   158,124    $   143,804    $   130,540    $   108,617    $   108,062
Portfolio turnover rate .............................         16.47%         10.55%         16.44%         19.87%         14.89%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.7%
  MUNICIPAL BONDS 97.7%
  OHIO 94.7%
  Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement Children's
    Hospital Center, FSA Insured, 5.00%, 11/15/22 ..............................................    $  5,000,000    $     5,039,150
  Akron GO, Improvement, FGIC Insured, 5.00%,
     12/01/20 ..................................................................................       2,150,000          2,179,799
     12/01/21 ..................................................................................       2,255,000          2,274,979
     12/01/22 ..................................................................................       1,185,000          1,187,252
  Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
     12/01/22 ..................................................................................       2,460,000          2,464,674
     12/01/24 ..................................................................................       3,200,000          3,142,816
     12/01/33 ..................................................................................       8,005,000          7,647,497
  Anthony Wayne Local School District GO,
     Refunding, FSA Insured, 5.00%, 12/01/24 ...................................................       3,200,000          3,205,088
     School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.65%,
       12/01/21 ................................................................................       1,845,000          1,993,098
     School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.70%,
       12/01/25 ................................................................................       2,335,000          2,525,489
     School Facilities Construction and Improvement, Refunding, FSA Insured, 5.65%,
       12/01/21 ................................................................................         645,000            668,897
     School Facilities Construction and Improvement, Refunding, FSA Insured, 5.125%,
       12/01/30 ................................................................................       2,535,000          2,542,909
  Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
    Pre-Refunded, 6.00%, 12/01/24 ..............................................................       2,345,000          2,554,690
  Aurora City School District COP, MBIA Insured, Pre-Refunded,
     6.10%, 12/01/19 ...........................................................................       1,825,000          1,951,235
     6.15%, 12/01/24 ...........................................................................       1,670,000          1,786,933
  Austintown Local School District GO, School Improvement, FSA Insured, 5.125%,
    12/01/30 ...................................................................................       7,715,000          7,755,812
  Avon Lake City School District GO, FGIC Insured, Pre-Refunded, 5.50%, 12/01/26 ...............       4,000,000          4,274,400
  Avon Lake Water System Revenue, Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/26 .......       2,020,000          2,160,107
  Avon Local School District GO, School Improvement, MBIA Insured, Pre-Refunded, 5.25%,
     12/01/23 ..................................................................................       1,000,000          1,089,130
     12/01/29 ..................................................................................       2,295,000          2,499,553
  Bluffton Exempted Village School District GO, Improvement, AMBAC Insured, 5.50%,
    12/01/28 ...................................................................................       1,190,000          1,224,165
  Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%,
    9/20/36 ....................................................................................       2,940,000          2,840,393
  Brookville Local School District GO, FSA Insured, Pre-Refunded,
     5.25%, 12/01/22 ...........................................................................       1,075,000          1,170,815
     5.00%, 12/01/31 ...........................................................................       3,000,000          3,228,750
  Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
    Pre-Refunded, 5.50%, 12/01/25 ..............................................................         750,000            800,340
  Butler County GO,
     Judgement Bonds, FSA Insured, Pre-Refunded, 4.75%, 12/01/26 ...............................       4,000,000          4,275,680
     Limited Tax, Various Purpose, Refunding, FGIC Insured, 5.00%, 12/01/26 ....................       2,130,000          2,044,715
  Butler County Transportation ID Revenue, Highway, XLCA Insured,
     4.75%, 12/01/28 ...........................................................................       6,845,000          6,159,336
     5.00%, 12/01/31 ...........................................................................          40,000             37,082


116 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Canal Winchester Local School District GO, Capital Appreciation, MBIA Insured, zero cpn.,
     12/01/32 ..................................................................................    $  1,455,000    $       341,954
     12/01/33 ..................................................................................       2,000,000            442,200
  Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 .........       1,555,000          1,613,717
  Chillicothe City School District GO, Capital Appreciation, Refunding, FGIC Insured, zero cpn.,
     12/01/22 ..................................................................................       1,905,000            803,243
     12/01/23 ..................................................................................       1,905,000            743,788
     12/01/24 ..................................................................................       1,905,000            689,915
  Cincinnati City School District COP, School Improvement Project, Refunding, FSA Insured,
    5.00%, 12/15/27 ............................................................................       7,000,000          6,827,730
  Cincinnati City School District GO,
     Classroom Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.00%,
       12/01/27 ................................................................................       2,500,000          2,690,625
     School Improvement, FSA Insured, 5.00%, 12/01/22 ..........................................       9,510,000          9,565,063
  Cincinnati Technical College Revenue, AMBAC Insured,
     5.25%, 10/01/23 ...........................................................................       2,510,000          2,351,644
     5.00%, 10/01/28 ...........................................................................       2,715,000          2,369,571
  Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ..............       2,035,000          2,128,712
  Cleveland Airport System Revenue, Series C, FSA Insured, 5.00%, 1/01/26 ......................       9,500,000          9,152,015
  Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27 .........................       4,000,000          3,979,840
  Cleveland State University General Receipt Revenue, FGIC Insured, 5.25%, 6/01/24 .............       1,000,000          1,011,040
  Cleveland Waterworks Revenue, Series K, FGIC Insured, Pre-Refunded, 5.00%,
     1/01/22 ...................................................................................       2,075,000          2,202,903
     1/01/23 ...................................................................................       4,285,000          4,549,127
     1/01/25 ...................................................................................       8,150,000          8,652,366
  Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue Housing
    Corp., Fenn Project, AMBAC Insured, 5.00%,
     8/01/25 ...................................................................................       2,440,000          2,360,017
     8/01/28 ...................................................................................       2,145,000          2,047,231
  Clyde-Green Springs Exempted Village School District GO, School Facilities Construction,
    Refunding and Improvement, MBIA Insured, 5.125%, 12/01/32 ..................................       1,000,000            989,550
  Columbus City School District GO, Linden Elementary Construction, FSA Insured,
    Pre-Refunded, 5.00%, 12/01/28 ..............................................................         900,000            959,229
  Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, Pre-Refunded,
    5.30%, 12/01/19 ............................................................................       1,500,000          1,565,595
  Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 ................................       1,330,000          1,450,565
  Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured,
    5.00%,
     12/01/22 ..................................................................................       1,000,000          1,003,390
     12/01/32 ..................................................................................       3,000,000          2,892,510
  Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
     5.40%, 1/15/19 ............................................................................       1,500,000          1,572,510
     5.50%, 1/15/30 ............................................................................       1,760,000          1,847,419
  Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%, 1/20/29 .......       1,000,000          1,003,790
  Cuyahoga County Utility System Revenue,
     AMBAC Insured, 5.125%, 2/15/28 ............................................................       1,000,000          1,021,930
     Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 .............       2,945,000          2,950,006


                                                             Annual Report | 117

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%,
    12/01/27 ...................................................................................    $  1,020,000    $     1,010,545
  Dayton City School District GO, School Facilities Construction and Improvement, Series A,
    FGIC Insured,
     4.75%, 12/01/25 ...........................................................................       9,400,000          8,726,396
     5.00%, 12/01/29 ...........................................................................       8,275,000          7,874,159
  Deerfield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured, 5.00%,
    12/01/25 ...................................................................................       1,000,000            980,330
  Dublin City School District GO, Capital Appreciation Bonds, FGIC Insured, zero cpn.,
    12/01/16 ...................................................................................       4,635,000          3,067,072
  Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 ...............................       1,950,000          1,904,429
  Eaton City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 ...................       1,250,000          1,349,725
  Edgewood City School District GO, School Improvement, Refunding, FSA Insured, 5.00%,
    12/01/24 ...................................................................................       2,220,000          2,217,336
  Fairborn Ohio City School District GO, School Improvement, FSA Insured, 5.00%,
     12/01/23 ..................................................................................       1,205,000          1,204,904
     12/01/24 ..................................................................................       1,265,000          1,256,398
     12/01/25 ..................................................................................       1,330,000          1,311,433
  Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 ...........................................       1,600,000          1,620,464
  Fairless Ohio Local School District GO, Various Purpose School Facilities Construction,
    FSA Insured, 5.00%, 12/01/28 ...............................................................       2,085,000          2,050,472
  Field Local School District GO, School Facilities Construction and Improvement, AMBAC
    Insured, 5.00%, 12/01/27 ...................................................................       1,290,000          1,242,876
  Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ...........................       1,980,000          2,024,471
  Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation
    Bonds, Refunding, AMBAC Insured, 5.00%, 12/01/24 ...........................................       7,255,000          7,077,688
  Franklin County Hospital Revenue,
     The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/21 ..............       3,365,000         3,633,224
     The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/28 ..............       4,265,000          4,604,963
     The Children's Hospital Project, Series C, FGIC Insured, 5.00%, 5/01/35 ...................      10,000,000          9,338,500
     OhioHealth Corp., Refunding, Series C, MBIA Insured, 5.00%, 5/15/33 .......................       5,250,000          4,983,037
  Franklin GO, MBIA Insured, 5.25%, 12/01/27 ...................................................       1,500,000          1,509,240
  Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC Insured, 5.00%,
    12/01/27 ...................................................................................       2,655,000          2,573,810
  Georgetown Exempted Village School District GO, Classroom Facilities, FSA Insured, 5.125%,
    12/01/31 ...................................................................................       1,000,000          1,004,160
  Graham Local School District GO, School Improvement, Refunding, MBIA Insured, 5.00%,
    12/01/33 ...................................................................................       6,055,000          5,825,637
  Grand Valley Local School District GO, Classroom Facilities Improvement, FGIC Insured,
    5.00%, 12/01/24 ............................................................................       1,300,000          1,276,769
  Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, MBIA Insured,
    Pre-Refunded, 5.125%, 12/01/21 .............................................................       1,750,000          1,872,833
  Green Community Learning Centers Income Tax Revenue, MBIA Insured, 5.00%,
     12/01/27 ..................................................................................       1,205,000          1,176,839
     12/01/28 ..................................................................................       1,265,000          1,228,340
     12/01/32 ..................................................................................       2,675,000          2,579,155


118 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Greene County GO, AMBAC Insured, Pre-Refunded, 5.00%,
     12/01/22 ..................................................................................    $  1,475,000    $     1,580,079
     12/01/28 ..................................................................................       2,620,000          2,806,649
  Greene County Sewer System Revenue, Governmental Enterprise,
     AMBAC Insured, Pre-Refunded, 5.625%, 12/01/25 .............................................       1,890,000          2,040,482
     MBIA Insured, Pre-Refunded, 5.25%, 12/01/25 ...............................................       5,000,000          5,203,700
  Greene County Water System Revenue, Governmental Enterprise, MBIA Insured, Pre-Refunded,
    5.25%, 12/01/21 ............................................................................       5,400,000          5,850,792
  Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 .................................       2,690,000          2,660,921
  Hamilton County Convention Facilities Authority Revenue,
     FGIC Insured, 5.00%, 12/01/28 .............................................................       5,400,000          5,151,438
     second lien, FGIC Insured, Pre-Refunded, 5.00%, 12/01/33 ..................................       7,235,000          7,783,558
  Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital, Series J, FGIC
    Insured, 5.25%, 5/15/34 ....................................................................       5,000,000          4,929,550
  Hamilton County Sales Tax Revenue,
     Refunding, Sub Series B, AMBAC Insured, 5.25%, 12/01/32 ...................................       3,965,000          3,878,682
     Refunding, Sub Series B, AMBAC Insured, 5.60%, 12/01/32 ...................................         245,000            247,200
     Sub Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ................................      15,755,000         16,709,595
     Sub Series B, AMBAC Insured, Pre-Refunded, 5.60%, 12/01/32 ................................         955,000          1,021,592
  Hamilton County Sewer System Revenue,
     Improvement, Series A, MBIA Insured, Pre-Refunded, 5.25%, 12/01/21 ........................       1,000,000          1,074,570
     Metropolitan Sewer District Improvement, Series B, MBIA Insured, 5.00%, 12/01/30 ..........       4,000,000          3,873,000
  Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
     11/01/18 ..................................................................................       1,010,000          1,050,036
     11/01/19 ..................................................................................       1,015,000          1,049,612
     11/01/20 ..................................................................................       1,120,000          1,152,491
     11/01/21 ..................................................................................       1,180,000          1,208,757
  Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded, 5.20%,
    10/15/23 ...................................................................................       7,275,000          7,471,570
  Heath City School District GO, School Improvement, Series A, FGIC Insured, Pre-Refunded,
     5.60%, 12/01/21 ...........................................................................       1,000,000          1,069,730
     5.50%, 12/01/27 ...........................................................................       1,170,000          1,248,530
  Highland Local School District GO, School Improvement, FSA Insured, Pre-Refunded,
    5.00%,
     12/01/23 ..................................................................................       3,680,000          3,922,181
     12/01/26 ..................................................................................       3,675,000          3,916,852
  Hilliard School District GO,
     Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
       12/01/19 ................................................................................       2,190,000          1,171,453
     Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
       12/01/20 ................................................................................       4,525,000          2,243,721
     School Improvement, FGIC Insured, Pre-Refunded, 5.75%, 12/01/28 ...........................       4,000,000          4,326,040
     School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ...............................       3,010,000          3,017,254
  Huber Heights Water System Revenue, Refunding and Improvement, MBIA Insured, 5.00%,
     12/01/27 ..................................................................................       3,205,000          3,130,099
     12/01/30 ..................................................................................       2,250,000          2,178,562
  Hudson City School District COP, MBIA Insured, 5.00%, 6/01/34 ................................       6,720,000          6,453,888
  Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 .........................       1,390,000          1,424,389


                                                             Annual Report | 119

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Ironton City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/34 .....................   $   5,130,000   $     4,889,762
  Jackson Center Local School District Shelby County GO, Facilities Construction and
    Improvement, MBIA Insured, 5.00%, 12/01/28 ..................................................       1,175,000         1,142,394
  Jackson City School District GO, School Improvement, MBIA Insured, Pre-Refunded, 5.25%,
    12/01/27 ....................................................................................       3,000,000         3,203,850
  Jackson Local School District GO, Stark and Summit Counties Local School District, FSA
    Insured, Pre-Refunded,
      5.50%, 12/01/20 ...........................................................................       4,000,000         4,268,480
      5.625%, 12/01/25 ..........................................................................       3,500,000         3,746,330
  Jonathan Alder Local School District GO,
      School Facilities Construction, MBIA Insured, Pre-Refunded, 5.00%, 12/01/27 ...............       2,300,000         2,463,852
      School Facilities Construction and Improvement, MBIA Insured, Pre-Refunded, 4.75%,
        12/01/22 ................................................................................       1,105,000         1,171,720
      School Facilities Construction and Improvement, MBIA Insured, Pre-Refunded, 5.00%,
        12/01/27 ................................................................................       3,895,000         4,172,480
      School Facilities Construction and Improvement, MBIA Insured, Pre-Refunded, 5.00%,
        12/01/30 ................................................................................       3,320,000         3,556,517
  Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
      12/01/24 ..................................................................................       2,380,000         2,350,607
      12/01/25 ..................................................................................       2,500,000         2,450,825
  Kettering City School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
      12/01/28 ..................................................................................       2,970,000         3,195,185
      12/01/31 ..................................................................................       2,595,000         2,791,753
  Keystone Local School District Lorain County GO, School Improvement, FSA Insured, 5.00%,
    12/01/30 ....................................................................................       6,170,000         6,095,220
  Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
    Pre-Refunded, 5.00%, 8/15/23 ................................................................       1,500,000         1,532,280
  Lake Local School District Wood County GO, MBIA Insured, Pre-Refunded, 5.30%,
    12/01/21 ....................................................................................       1,575,000         1,709,237
  Lake Ohio Local School District GO, MBIA Insured, Pre-Refunded, 5.375%, 12/01/25 ..............       1,900,000         2,066,934
  Lakewood City School District GO,
      FGIC Insured, 5.00%, 12/01/30 .............................................................       9,170,000         8,703,705
      FGIC Insured, 4.50%, 12/01/34 .............................................................       6,000,000         5,161,620
      School Improvement, FSA Insured, Pre-Refunded, 5.125%, 12/01/31 ...........................      21,900,000        23,840,340
      School Improvement, Refunding, FSA Insured, 4.50%, 12/01/31 ...............................       2,220,000         1,985,035
  Lakota Local School District GO,
      FSA Insured, 5.00%, 12/01/29 ..............................................................       2,865,000         2,812,628
      Refunding, Series A, FGIC Insured, 5.25%, 12/01/26 ........................................       2,000,000         1,981,020
  Lebanon City School District GO, FSA Insured, Pre-Refunded, 5.00%, 12/01/29 ...................       6,250,000         6,661,312
  Licking County Joint Vocational School District GO, School Facilities Construction and
    Improvement, MBIA Insured,
      5.00%, 12/01/21 ...........................................................................       2,200,000         2,221,076
      4.75%, 12/01/23 ...........................................................................       2,230,000         2,136,741
  Licking Heights Local School District GO, School Facilities Construction and Improvement,
      Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 ........................................       2,085,000         2,045,448
      Refunding, Series A, MBIA Insured, 5.00%, 12/01/25 ........................................       2,215,000         2,153,910
      Refunding, Series A, MBIA Insured, 5.00%, 12/01/26 ........................................       2,345,000         2,264,590
      Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ....................................       4,000,000         4,281,520


120 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Little Miami Local School District GO,
      Refunding, FSA Insured, 4.50%, 12/01/34 ...................................................   $  20,255,000   $    17,932,967
      School Improvement, FSA Insured, Pre-Refunded, 5.00%, 12/01/34 ............................       4,000,000         4,304,560
  Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured,
    Pre-Refunded, 5.00%,
      12/01/22 ..................................................................................       1,200,000         1,278,972
      12/01/29 ..................................................................................       1,000,000         1,065,810
  London City School District GO, School Facilities Construction and Improvement, FGIC Insured,
    Pre-Refunded, 5.00%,
      12/01/22 ..................................................................................         700,000           743,526
      12/01/29 ..................................................................................       1,500,000         1,593,270
  Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 .....................       1,640,000         1,670,324
  Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC
    Insured, 5.50%, 9/01/29 .....................................................................       6,250,000         6,111,312
  Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA
    Insured, 5.50%, 9/01/27 .....................................................................       5,000,000         5,106,700
  Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 .......................................       1,050,000         1,125,957
  Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 .............................       3,500,000         3,437,455
  Loveland City School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
    12/01/24 ....................................................................................       4,000,000         4,202,360
  Lucas County GO, 8.00%,
      12/01/08 ..................................................................................         110,000           114,312
      12/01/09 ..................................................................................         120,000           130,404
      12/01/10 ..................................................................................         220,000           247,711
  Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group,
      MBIA Insured, ETM, 5.75%, 11/15/14 ........................................................       4,460,000         4,529,398
      Refunding, AMBAC Insured, 5.375%, 11/15/29 ................................................         750,000           721,605
      Refunding, MBIA Insured, 5.75%, 11/15/14 ..................................................         300,000           303,732
  Mad River Local School District GO, Classroom Facilities, FGIC Insured, Pre-Refunded,
    5.125%, 12/01/24 ............................................................................       4,180,000         4,500,522
  Madison Local School District Butler County GO,
      MBIA Insured, Pre-Refunded, 5.75%, 12/01/26 ...............................................       1,000,000         1,063,260
      School Improvement, FGIC Insured, Pre-Refunded, 5.60%, 12/01/26 ...........................       1,120,000         1,208,435
  Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured, ETM,
    5.50%, 10/15/25 .............................................................................       4,750,000         4,919,052
  Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 .........................       1,905,000         1,974,209
  Marion County City School District GO, School Facilities Construction and Improvement
    Project, FSA Insured, Pre-Refunded,
      5.55%, 12/01/20 ...........................................................................       1,000,000         1,077,660
      5.625%, 12/01/22 ..........................................................................       1,100,000         1,187,582
  Marion County GO, AMBAC Insured, Pre-Refunded, 5.05%, 12/01/31 ................................       1,500,000         1,614,705
  Martins Ferry City School District GO, School Facilities Construction and Improvement, FSA
    Insured, 5.00%, 12/01/32 ....................................................................       3,610,000         3,554,298
  Marysville Exempted Village School District COP, School Facilities Project, MBIA Insured,
    Pre-Refunded, 5.25%,
      12/01/28 ..................................................................................       2,120,000         2,312,814
      12/01/30 ..................................................................................       2,650,000         2,891,017


                                                             Annual Report | 121

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Marysville Exempted Village School District GO,
      Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/20 ........................   $   1,000,000   $       514,210
      Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/21 ........................       1,000,000           480,270
      FSA Insured, Pre-Refunded, 5.30%, 12/01/21 ................................................       2,000,000         2,142,260
      FSA Insured, Pre-Refunded, 5.35%, 12/01/25 ................................................       2,010,000         2,155,584
      FSA Insured, Pre-Refunded, 5.375%, 12/01/29 ...............................................       2,465,000         2,645,167
      Refunding, MBIA Insured, 5.00%, 12/01/29 ..................................................       1,000,000           969,000
      School, Refunding, FSA Insured, 5.00%, 12/01/29 ...........................................       5,500,000         5,399,460
      School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ..........................       2,890,000         3,148,424
  Marysville Wastewater Treatment System Revenue,
      first mortgage, MBIA Insured, Pre-Refunded, 5.00%, 12/01/35 ...............................       4,780,000         5,161,205
      Refunding, XLCA Insured, 4.75%, 12/01/46 ..................................................      15,205,000        13,020,041
      XLCA Insured, 4.25%, 12/01/27 .............................................................       1,170,000           935,275
      XLCA Insured, 4.75%, 12/01/47 .............................................................       5,500,000         4,455,715
  Marysville Water System Mortgage Revenue, AMBAC Insured,
      5.00%, 12/01/32 ...........................................................................       1,250,000         1,188,625
      4.50%, 12/01/38 ...........................................................................       2,500,000         2,142,875
  Mason City School District GO, School Improvement, FSA Insured, 5.00%, 12/01/31 ...............       5,000,000         5,379,100
  Maumee City School District GO, School Facilities Construction and Improvement, FSA
    Insured, 5.00%, 12/01/27 ....................................................................       3,610,000         3,591,806
  Medina GO, 5.00%, 12/01/22 ....................................................................       1,100,000         1,118,931
  Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%,
    12/01/22 ....................................................................................       1,675,000         1,671,416
  Middletown City School District GO, FGIC Insured, 5.00%, 12/01/31 .............................      14,975,000        16,116,844
  Milford Exempted Village School District GO, School Improvement, FSA Insured,
    Pre-Refunded,
      5.00%, 12/01/22 ...........................................................................       2,000,000         2,131,620
      5.125%, 12/01/30 ..........................................................................       7,325,000         7,839,142
  Minerva Local School District GO, Classroom Facilities, MBIA Insured, Pre-Refunded, 5.30%,
    12/01/29 ....................................................................................       1,300,000         1,409,564
  Minster School District School Facilities and Construction GO, FSA Insured, Pre-Refunded,
      5.70%, 12/01/23 ...........................................................................       3,190,000         3,450,240
      5.75%, 12/01/27 ...........................................................................       3,260,000         3,530,189
  Monroe Local School District GO,
      AMBAC Insured, Pre-Refunded, 5.00%, 12/01/23 ..............................................       1,000,000         1,068,980
      School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29 .............................       5,115,000         4,497,108
  Morley Library District GO, Lake County District Library, Library Improvement, AMBAC Insured,
    4.75%, 12/01/21 .............................................................................       1,000,000           989,000
  Mount Healthy City School District GO, School Improvement, FSA Insured, 5.00%,
      12/01/31 ..................................................................................       1,880,000         1,828,920
      12/01/35 ..................................................................................       2,500,000         2,412,575
  New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
    AMBAC Insured,
      5.125%, 10/01/21 ..........................................................................       3,000,000         3,045,540
      5.20%, 10/01/24 ...........................................................................       5,000,000         5,050,900
  New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
    5.85%, 1/01/21 ..............................................................................         790,000           790,079
  Newark City School District GO, School Improvement, Series A, FGIC Insured, 5.00%,
    12/01/33 ....................................................................................       5,535,000         5,287,807


122 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
    5.45%, 12/01/25 .............................................................................   $   3,035,000   $     3,262,777
  Ohio Capital Corp. HMR, Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 .....................         485,000           486,450
  Ohio Center Local Government Capital Asset Financing Program Fractionalized Interests GO,
    FSA Insured,
      4.875%, 12/01/18 ..........................................................................       1,255,000         1,294,495
      5.25%, 12/01/23 ...........................................................................       1,410,000         1,445,659
  Ohio HFA,
      MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ................       2,035,000         2,035,142
      RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ...............................................         190,000           187,942
  Ohio HFA Capital Fund Revenue, Series A, FSA Insured, 5.00%, 4/01/27 ..........................       5,545,000         5,196,608
  Ohio State Air Quality Development Authority Revenue,
      JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ...................................       6,875,000         6,956,056
      Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ........................       9,075,000         8,722,527
      Pollution Control, Dayton Power, Refunding, Series B, FGIC Insured, 4.80%, 1/01/34 ........      28,270,000        24,618,081
  Ohio State Building Authority Revenue, State Facilities,
      Administration Building Fund Project, Refunding, Series A, FSA Insured, 5.00%,
        4/01/22 .................................................................................       3,100,000         3,127,125
      Adult Correction, Series A, FSA Insured, 5.00%, 4/01/24 ...................................       5,390,000         5,402,505
  Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
    6.50%, 4/15/12 ..............................................................................         700,000           702,142
  Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 ......................................       5,000,000         4,898,900
  Ohio State Higher Educational Facility Commission Revenue,
      FGIC Insured, 5.00%, 5/01/23 ..............................................................       8,460,000         8,379,715
      Higher Educational Facility, Oberlin College, AMBAC Insured, Pre-Refunded, 5.00%,
        10/01/26 ................................................................................       8,000,000         8,374,400
      Higher Educational Facility, Xavier University Project, CIFG Insured, 5.00%, 5/01/23 ......       3,385,000         3,317,842
      Higher Educational Facility, Xavier University Project, CIFG Insured, 5.00%, 5/01/24 ......       2,000,000         1,941,620
      Hospital, University Hospitals, AMBAC Insured, 4.75%, 1/15/36 .............................      10,000,000         8,712,900
      Hospital, University Hospitals Health System Inc. Project, Series A, AMBAC Insured,
        4.75%, 1/15/46 ..........................................................................      15,000,000        12,688,950
      Hospital, University Hospitals Health System Inc. Project, Series A, AMBAC Insured,
        5.25%, 1/15/46 ..........................................................................      13,500,000        12,639,240
      University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 ...............................       8,500,000         7,986,855
  Ohio State Higher Educational Facility Revenue,
      Case Western Reserve University Project, Refunding, MBIA Insured, 5.00%, 12/01/44 .........      10,000,000         9,126,300
      Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%, 12/01/34 .........       4,935,000         4,737,847
      Otterbein College Project, CIFG Insured, 5.00%, 12/01/25 ..................................       2,205,000         2,149,147
      Otterbein College Project, CIFG Insured, 5.00%, 12/01/35 ..................................       3,225,000         3,067,007
  Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 ................      16,425,000        16,459,985
  Ohio State University General Receipts Athens Revenue,
      FSA Insured, Pre-Refunded, 5.00%, 12/01/24 ................................................       3,025,000         3,149,116
      MBIA Insured, 5.00%, 12/01/24 .............................................................       2,155,000         2,128,386
  Ohio State University General Receipts Revenue,
      Series A, 5.125%, 12/01/31 ................................................................       2,500,000         2,507,625
      State University Ohio, Series B, MBIA Insured, 5.00%, 6/01/33 .............................       5,255,000         5,072,021
  Ohio State Water Development Authority Revenue,
      Drinking Water Fund, Leverage, Pre-Refunded, 5.00%, 6/01/23 ...............................       2,255,000         2,415,646
      Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 .................................         830,000           862,851


                                                             Annual Report | 123

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Olentangy Local School District GO,
      BIG Insured, 7.75%, 12/01/08 ..............................................................   $     375,000   $       389,584
      BIG Insured, 7.75%, 12/01/09 ..............................................................         375,000           406,399
      BIG Insured, 7.75%, 12/01/10 ..............................................................         375,000           421,159
      FSA Insured, 5.00%, 12/01/25 ..............................................................          45,000            45,014
      FSA Insured, 5.00%, 12/01/30 ..............................................................       5,255,000         5,122,206
      FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ................................................       1,130,000         1,206,738
      FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ................................................         660,000           704,821
      FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ................................................       1,745,000         1,871,408
      FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ................................................       3,910,000         4,175,528
      Refunding, FSA Insured, 5.00%, 12/01/30 ...................................................          90,000            88,790
      Refunding, Series A, FSA Insured, 4.50%, 12/01/32 .........................................      11,300,000        10,084,572
      School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.625%,
        12/01/27 ................................................................................       4,500,000         4,816,710
      School Facilities Construction and Improvement, Series A, FGIC Insured, Pre-Refunded,
        5.25%, 12/01/32 .........................................................................      11,200,000        12,204,192
  Ottawa and Glandorf Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured,Pre-Refunded, 5.25%, 12/01/23 ..................................................       2,175,000         2,353,589
  Perrysburg Exempted Village School District GO,
      Refunding, FSA Insured, Series B, 5.00%, 12/01/25 .........................................       2,235,000         2,348,069
      Series B, FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ......................................       2,765,000         2,904,881
  Pickerington Local School District GO,
      AMBAC Insured, Pre-Refunded, 5.00%, 12/01/25 ..............................................       7,000,000         7,354,130
      School Facilities Construction and Improvement, FGIC Insured, Pre-Refunded, 5.00%,
        12/01/28 ................................................................................       3,000,000         3,197,430
  Plain Local School District GO, FGIC Insured,
      6.00%, 12/01/25 ...........................................................................         800,000           829,384
      Pre-Refunded, 6.00%, 12/01/25 .............................................................       3,700,000         4,036,404
  Plainesville City School District GO, School Improvement, FGIC Insured, 5.00%,
    12/01/28 ....................................................................................       2,515,000         2,426,673
  Princeton City School District GO, MBIA Insured, Pre-Refunded, 5.00%,
      12/01/25 ..................................................................................       1,700,000         1,829,625
      12/01/26 ..................................................................................       2,725,000         2,932,781
      12/01/30 ..................................................................................       2,260,000         2,432,325
  Ravenna City School District GO, School Improvement, FSA Insured, 5.00%, 1/15/31 ..............       1,710,000         1,666,686
  Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
    Pre-Refunded, 6.00%, 12/01/24 ...............................................................       1,730,000         1,884,697
  Rittman Exempted Village School District GO, School Improvement, FSA Insured,
    Pre-Refunded, 5.125%, 12/01/31 ..............................................................       1,000,000         1,072,820
  Riverside Local School District GO, School Facilities Construction and Improvement, MBIA
    Insured, Pre-Refunded, 5.75%, 12/01/22 ......................................................       1,000,000         1,082,880
  Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured, Pre-Refunded,
    5.875%, 10/01/24 ............................................................................       3,100,000         3,286,589
  Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
      5.00%, 12/01/21 ...........................................................................       1,225,000         1,238,916
      5.25%, 12/01/26 ...........................................................................         725,000           728,147


124 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  Shawnee State University Revenue, MBIA Insured, 5.00%,
      6/01/28 ...................................................................................   $   5,780,000   $     5,551,979
      6/01/34 ...................................................................................       5,470,000         5,186,490
  Sidney City School District GO, School Improvement,
      FGIC Insured, Pre-Refunded, 5.125%, 12/01/28 ..............................................       1,425,000         1,534,269
      Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/23 .....................................       1,780,000         1,928,594
      Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 .....................................       1,000,000         1,083,480
  Springboro Sewer System Revenue, Mortgage, MBIA Insured, 5.00%, 6/01/27 .......................       1,095,000         1,069,782
  St. Henry Local Consolidated School District GO, MBIA Insured, Pre-Refunded, 5.75%,
    12/01/22 ....................................................................................       1,515,000         1,640,563
  Steubenville City School District GO, School Facilities and Implementation, MBIA Insured,
    5.60%, 12/01/22 .............................................................................       1,500,000         1,545,165
  Streetsboro City School District GO, School Improvement, MBIA Insured, Pre-Refunded,
    5.00%, 12/01/25 .............................................................................       2,500,000         2,664,525
  Strongsville City School District COP, CIFG Insured, 5.00%, 12/01/34 ..........................       2,355,000         2,260,918
  Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 ..................       1,950,000         1,998,730
  Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded,
    5.25%, 12/01/21 .............................................................................       4,505,000         4,872,743
  Swanton Local School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.25%,
    12/01/25 ....................................................................................       1,895,000         2,053,195
  Sycamore Community City School District COP, Blue Ash Elementary School Project, AMBAC
    Insured, 5.125%, 12/01/25 ...................................................................       1,000,000         1,002,780
  Sylvania City School District GO,
      Refunding, FGIC Insured, 5.00%, 12/01/22 ..................................................       1,550,000         1,552,465
      Various Purpose, FGIC Insured, Pre-Refunded, 5.30%, 12/01/20 ..............................       2,225,000         2,414,637
  Toledo City School District GO, School Facilities Improvement,
      FSA Insured, 5.00%, 12/01/23 ..............................................................       1,500,000         1,505,085
      Series B, FGIC Insured, 5.00%, 12/01/27 ...................................................       1,925,000         1,868,444
  Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
      11/15/22 ..................................................................................       1,000,000         1,004,350
      11/15/23 ..................................................................................       1,000,000           994,550
  Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured,
    5.25%, 12/01/26 .............................................................................       1,500,000         1,496,325
  Toledo Waterworks Revenue, MBIA Insured, 5.00%, 11/15/30 ......................................       6,425,000         6,179,950
  Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 ......................       2,750,000         2,756,765
  Tri-Valley Local School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/29 ..............       8,530,000         9,193,037
  Trotwood-Madison City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
    5.375%, 12/01/22 ............................................................................       1,685,000         1,832,505
  Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ..................................       1,475,000         1,519,088
  Twinsburg GO,
      Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 .....................................       1,000,000         1,006,020
      Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 .................................       1,000,000         1,006,020
  Union County GO, MBIA Insured, Pre-Refunded, 5.00%, 12/01/33 ..................................       2,895,000         3,115,744
  University of Akron General Receipts Revenue,
      FGIC Insured, 4.75%, 1/01/25 ..............................................................       1,080,000         1,004,508
      FGIC Insured, 5.00%, 1/01/28 ..............................................................       1,475,000         1,424,511
      FGIC Insured, 5.00%, 1/01/35 ..............................................................       5,250,000         5,011,020


                                                             Annual Report | 125

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  University of Akron General Receipts Revenue, (continued)
      FGIC Insured, Pre-Refunded, 5.70%, 1/01/24 ................................................   $   7,050,000   $     7,447,690
      FGIC Insured, Pre-Refunded, 5.75%, 1/01/29 ................................................       1,500,000         1,585,935
      Series A, FSA Insured, 5.00%, 1/01/33 .....................................................       6,030,000         5,805,563
    a Series B, FSA Insured, 5.00%, 1/01/38 .....................................................      16,000,000        15,376,000
  University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
    6/01/28 .....................................................................................       7,400,000         7,321,264
  University of Cincinnati General Receipts Revenue,
      AMBAC Insured, 5.00%, 6/01/31 .............................................................       1,350,000         1,308,407
      Series A, AMBAC Insured, 5.00%, 6/01/23 ...................................................       1,845,000         1,835,129
      Series A, AMBAC Insured, 5.00%, 6/01/24 ...................................................       1,940,000         1,916,487
      Series A, AMBAC Insured, 5.00%, 6/01/25 ...................................................       2,005,000         1,966,263
      Series C, FSA Insured, 5.00%, 6/01/31 .....................................................      10,000,000         9,665,800
      Series G, MBIA Insured, 5.00%, 6/01/29 ....................................................       3,410,000         3,284,444
      Series G, MBIA Insured, 5.00%, 6/01/34 ....................................................      10,700,000        10,203,306
  University of Toledo General Receipts Bonds Revenue, Series A, AMBAC Insured, 4.50%,
    6/01/30 .....................................................................................      10,000,000         8,781,400
  Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
    FGIC Insured, 5.25%, 12/01/25 ...............................................................       1,160,000         1,164,710
  Van Wert City School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.00%,
      12/01/27 ..................................................................................       4,805,000         5,147,308
      12/01/30 ..................................................................................       2,500,000         2,678,100
  Wadsworth City School District GO, FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 ................       1,200,000         1,288,068
  Warren City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 .............       3,000,000         2,894,640
  Warrensville Heights City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
      5.625%, 12/01/20 ..........................................................................       3,500,000         3,778,670
      5.75%, 12/01/24 ...........................................................................       2,750,000         2,977,920
  Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 .......................................       1,085,000         1,066,848
  West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 ......................................       1,500,000         1,470,495
  West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%,
    12/01/24 ....................................................................................       2,750,000         2,700,857
  Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27 .................       3,820,000         3,622,659
  Westfall Local School District GO, School Facilities Construction Improvement, FGIC Insured,
    Pre-Refunded, 6.00%, 12/01/22 ...............................................................       2,850,000         3,047,733
  Wheelersburg Local School District GO, School Improvement, FSA Insured, 5.00%,
    12/01/32 ....................................................................................       1,400,000         1,378,398
  Wilmington Water Revenue, first mortgage, System, AMBAC Insured, Pre-Refunded, 5.25%,
    6/15/29 .....................................................................................       3,320,000         3,379,295
  Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ..................         240,000           241,704
  Zanesville City School District GO, School Improvement, MBIA Insured,
      4.75%, 12/01/22 ...........................................................................       5,500,000         5,346,220
      4.75%, 12/01/26 ...........................................................................       3,250,000         3,032,217
      5.05%, 12/01/29 ...........................................................................       3,500,000         3,414,040
                                                                                                                    ----------------
                                                                                                                      1,147,027,145
                                                                                                                    ----------------


126 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORY 3.0%
  PUERTO RICO 3.0%
  Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
    5.00%, 7/01/32 ..............................................................................   $  10,000,000   $    10,695,800
  Puerto Rico Electric Power Authority Power Revenue, Refunding, Series V, FGIC Insured,
    5.25%, 7/01/30 ..............................................................................      15,000,000        14,538,750
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ....................      11,000,000        11,015,180
                                                                                                                    ----------------
                                                                                                                         36,249,730
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,193,303,963) .............................................                     1,183,276,875
                                                                                                                    ----------------

  SHORT TERM INVESTMENTS 1.2%
  MUNICIPAL BONDS 1.2%
  OHIO 1.0%
b Franklin County Revenue, Trinity Health Credit, Series C-1, FGIC Insured, Weekly VRDN and
    Put, 8.75%, 12/01/38 ........................................................................       3,075,000         3,075,000
b Kent State University Revenues, General Receipts, MBIA Insured, Weekly VRDN and Put,
    8.95%, 5/01/31 ..............................................................................       1,400,000         1,400,000
b Ohio State Water Development Authority Pollution Control Facilities Revenue, First Energy
    General Corp., Refunding, Series A, Daily VRDN and Put, 3.65%, 5/15/19 ......................         700,000           700,000
b Ohio State Water Development Authority Revenue, Refunding, Series B, MBIA insured,
    Weekly VRDN and Put, 8.00%, 12/01/18 ........................................................       6,540,000         6,540,000
b University of Toledo General Receipts Bonds Revenue, Refunding, FGIC Insured, Daily VRDN
    and Put, 7.00%, 6/01/32 .....................................................................         600,000           600,000
                                                                                                                    ----------------
                                                                                                                         12,315,000
                                                                                                                    ----------------

  U.S. TERRITORY 0.2%
  PUERTO RICO 0.2%
b Puerto Rico Commonwealth GO, Public Improvement, Refunding,
      Series A-3, FSA Insured, Daily VRDN and Put, 2.90%, 7/01/29 ...............................         200,000           200,000
      Series A-4, FSA Insured, Daily VRDN and Put, 2.90%, 7/01/31 ...............................         100,000           100,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 5.50%, 7/01/28 ................................       1,700,000         1,700,000
                                                                                                                    ----------------
                                                                                                                          2,000,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $14,315,000) ...............................................                        14,315,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $1,207,618,963) 98.9% .................................................                     1,197,591,875
  OTHER ASSETS, LESS LIABILITIES 1.1% ...........................................................                        13,873,513
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $ 1,211,465,388
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 128.

a A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 127

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC - American Municipal Bond Assurance Corp.
BIG   - Bond Investors Guaranty Insurance Co. (acquired by
        MBIA in 1989 and no longer does business under this name)
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
ID    - Improvement District
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
RDAR  - Redevelopment Agency Revenue
RMR   - Residential Mortgage Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
USD   - Unified/Union School District
XLCA  - XL Capital Assurance


128 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2008

                                                         --------------------------------------------------------------------------
                                                             FRANKLIN                              FRANKLIN           FRANKLIN
                                                             FLORIDA            FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                         INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                         --------------------------------------------------------------------------
Assets:
   Investments in securities:
      Cost ...........................................   $    135,083,202   $  2,152,902,102   $    521,286,135   $  1,430,443,515
                                                         ==========================================================================
      Value ..........................................   $    132,033,839   $  2,108,115,205   $    516,664,134   $  1,443,657,648
   Cash ..............................................            856,971             93,972            497,351             40,517
   Receivables:
      Investment securities sold .....................                 --         19,500,000                 --          1,964,698
      Capital shares sold ............................             46,210          5,045,198          1,222,640          2,678,967
      Interest .......................................          2,058,596         27,317,281          6,195,058         20,464,482
                                                         --------------------------------------------------------------------------
         Total assets ................................        134,995,616      2,160,071,656        524,579,183      1,468,806,312
                                                         --------------------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ................                 --         21,176,615         10,134,400                 --
      Capital shares redeemed ........................            234,466          8,399,448          1,404,404          1,619,145
      Affiliates .....................................             79,381          1,143,841            301,292            808,698
      Distributions to shareholders ..................            152,861          2,424,389            555,913          1,619,461
   Accrued expenses and other liabilities ............             40,069            278,831             69,614            162,283
                                                         --------------------------------------------------------------------------
         Total liabilities ...........................            506,777         33,423,124         12,465,623          4,209,587
                                                         --------------------------------------------------------------------------
            Net assets, at value .....................   $    134,488,839   $  2,126,648,532   $    512,113,560   $  1,464,596,725
                                                         ==========================================================================
Net assets consist of:
   Paid-in capital ...................................   $    137,104,200   $  2,173,815,721   $    517,042,441   $  1,452,536,785
   Distributions in excess of net investment income ..            (45,219)        (1,942,163)          (285,574)        (1,004,310)
   Net unrealized appreciation (depreciation) ........         (3,049,363)       (44,786,897)        (4,622,001)        13,214,133
   Accumulated net realized gain (loss) ..............            479,221           (438,129)           (21,306)          (149,883)
                                                         --------------------------------------------------------------------------
            Net assets, at value .....................   $    134,488,839   $  2,126,648,532   $    512,113,560   $  1,464,596,725
                                                         ==========================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 129

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                         --------------------------------------------------------------------------
                                                             FRANKLIN                              FRANKLIN           FRANKLIN
                                                             FLORIDA            FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                         INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                         --------------------------------------------------------------------------
CLASS A:
   Net assets, at value ..............................   $    134,488,839   $  1,909,094,202   $    450,956,516   $  1,294,052,384
                                                         ==========================================================================
   Shares outstanding ................................         13,497,752        166,323,847         40,259,028        110,500,700
                                                         ==========================================================================
   Net asset value per share a .......................   $           9.96   $          11.48   $          11.20   $          11.71
                                                         ==========================================================================
   Maximum offering price per share
      (net asset value per share / 95.75%) ...........   $          10.40   $          11.99   $          11.70   $          12.23
                                                         ==========================================================================
CLASS B:
   Net assets, at value ..............................                 --   $     69,500,491                 --   $     39,465,772
                                                         ==========================================================================
   Shares outstanding ................................                 --          6,025,796                 --          3,353,326
                                                         ==========================================================================
   Net asset value and maximum offering price
     per share a .....................................                 --   $          11.53                 --   $          11.77
                                                         ==========================================================================
CLASS C:
   Net assets, at value ..............................                 --   $    148,053,839   $     61,157,044   $    131,078,569
                                                         ==========================================================================
   Shares outstanding ................................                 --         12,777,991          5,416,795         11,077,170
                                                         ==========================================================================
   Net asset value and maximum offering price
      per share a ....................................                 --   $          11.59   $          11.29   $          11.83
                                                         ==========================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


130 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                                                               ------------------------------------
                                                                                                   FRANKLIN           FRANKLIN
                                                                                                   MINNESOTA            OHIO
                                                                                               INSURED TAX-FREE   INSURED TAX-FREE
                                                                                                  INCOME FUND        INCOME FUND
                                                                                               ------------------------------------
Assets:
   Investments in securities:
      Cost .................................................................................   $    618,205,802   $  1,207,618,963
                                                                                               ====================================
      Value ................................................................................   $    611,015,353   $  1,197,591,875
   Cash ....................................................................................             20,261          1,395,848
   Receivables:
      Investment securities sold ...........................................................                 --         12,319,972
      Capital shares sold ..................................................................          1,565,503          4,486,278
      Interest .............................................................................          5,854,834         14,738,810
                                                                                               ------------------------------------
         Total assets ......................................................................        618,455,951      1,230,532,783
                                                                                               ------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ......................................................                 --         15,516,480
      Capital shares redeemed ..............................................................          1,071,377          1,409,721
      Affiliates ...........................................................................            347,958            699,520
      Distributions to shareholders ........................................................            659,592          1,285,199
   Accrued expenses and other liabilities ..................................................             82,131            156,475
                                                                                               ------------------------------------
         Total liabilities .................................................................          2,161,058         19,067,395
                                                                                               ------------------------------------
            Net assets, at value ...........................................................   $    616,294,893   $  1,211,465,388
                                                                                               ====================================
Net assets consist of:
   Paid-in capital .........................................................................   $    626,259,940   $  1,223,176,098
   Distributions in excess of net investment income ........................................           (368,274)          (212,652)
   Net unrealized appreciation (depreciation) ..............................................         (7,190,449)       (10,027,088)
   Accumulated net realized gain (loss) ....................................................         (2,406,324)        (1,470,970)
                                                                                               ------------------------------------
            Net assets, at value ...........................................................   $    616,294,893   $  1,211,465,388
                                                                                               ====================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 131

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                                                               ------------------------------------
                                                                                                   FRANKLIN           FRANKLIN
                                                                                                   MINNESOTA            OHIO
                                                                                               INSURED TAX-FREE   INSURED TAX-FREE
                                                                                                  INCOME FUND        INCOME FUND
                                                                                               ------------------------------------
CLASS A:
   Net assets, at value ....................................................................   $    545,976,806   $  1,010,703,558
                                                                                               ====================================
   Shares outstanding ......................................................................         47,430,712         84,851,935
                                                                                               ====================================
   Net asset value per share a .............................................................   $          11.51   $          11.91
                                                                                               ====================================
   Maximum offering price per share (net asset value per share / 95.75%) ...................   $          12.02   $          12.44
                                                                                               ====================================
CLASS B:
   Net assets, at value ....................................................................                 --   $     42,638,018
                                                                                               ====================================
   Shares outstanding ......................................................................                 --          3,565,649
                                                                                               ====================================
   Net asset value and maximum offering price per share a ..................................                 --   $          11.96
                                                                                               ====================================
CLASS C:
   Net assets, at value ....................................................................   $     70,318,087   $    158,123,812
                                                                                               ====================================
   Shares outstanding ......................................................................          6,063,738         13,157,618
                                                                                               ====================================
   Net asset value and maximum offering price per share a ..................................   $          11.60   $          12.02
                                                                                               ====================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


132 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 29, 2008

                                                         --------------------------------------------------------------------------
                                                             FRANKLIN                              FRANKLIN           FRANKLIN
                                                              FLORIDA           FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                         INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                         --------------------------------------------------------------------------
Investment income:
   Interest ..........................................   $      7,653,915   $    106,042,575   $     25,503,213   $     71,234,012
                                                         --------------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) .........................            892,384          9,968,761          2,625,460          6,811,004
   Distribution fees: (Note 3c)
      Class A ........................................            152,922          1,936,880            469,808          1,290,259
      Class B ........................................                 --            508,925                 --            280,138
      Class C ........................................                 --            949,346            394,534            825,754
   Transfer agent fees (Note 3e) .....................             59,161          1,160,557            237,443            765,137
   Custodian fees ....................................              2,345             33,166              7,248             21,892
   Reports to shareholders ...........................              7,698            137,992             27,250             93,433
   Registration and filing fees ......................              4,669            108,623             16,993             29,649
   Professional fees .................................             23,226             66,852             25,461             47,831
   Trustees' fees and expenses .......................              1,338             17,633              4,388             12,009
   Other .............................................             25,818            136,878             42,629             87,716
                                                         --------------------------------------------------------------------------
         Total expenses ..............................          1,169,561         15,025,613          3,851,214         10,264,822
                                                         --------------------------------------------------------------------------
            Net investment income ....................          6,484,354         91,016,962         21,651,999         60,969,190
                                                         --------------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .........          1,545,688           (448,120)           218,139          1,102,166
   Net change in unrealized appreciation
      (depreciation) on investments ..................        (12,862,590)      (151,034,247)       (34,578,857)       (64,527,342)
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) ..............        (11,316,902)      (151,482,367)       (34,360,718)       (63,425,176)
                                                         --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations ........................................   $     (4,832,548)  $    (60,465,405)  $    (12,708,719)  $     (2,455,986)
                                                         ==========================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 133

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2008

                                                                                               ------------------------------------
                                                                                                   FRANKLIN           FRANKLIN
                                                                                                  MINNESOTA             OHIO
                                                                                               INSURED TAX-FREE   INSURED TAX-FREE
                                                                                                  INCOME FUND        INCOME FUND
                                                                                               ------------------------------------
Investment income:
   Interest ................................................................................   $     29,460,111   $     57,354,802
                                                                                               ------------------------------------
Expenses:
   Management fees (Note 3a) ...............................................................          3,008,805          5,680,110
   Distribution fees: (Note 3c)
      Class A ..............................................................................            547,035          1,008,461
      Class B ..............................................................................                 --            313,874
      Class C ..............................................................................            436,476            985,054
   Transfer agent fees (Note 3e) ...........................................................            312,115            638,635
   Custodian fees ..........................................................................              9,102             17,921
   Reports to shareholders .................................................................             37,448             77,115
   Registration and filing fees ............................................................             13,616             27,888
   Professional fees .......................................................................             26,773             44,396
   Trustees' fees and expenses .............................................................              5,051              9,883
   Other ...................................................................................             55,758            103,853
                                                                                               ------------------------------------
         Total expenses ....................................................................          4,452,179          8,907,190
                                                                                               ------------------------------------
            Net investment income ..........................................................         25,007,932         48,447,612
                                                                                               ------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...............................................            419,172         (1,486,121)
   Net change in unrealized appreciation (depreciation) on investments .....................        (34,331,260)       (71,748,664)
                                                                                               ------------------------------------
Net realized and unrealized gain (loss) ....................................................        (33,912,088)       (73,234,785)
                                                                                               ------------------------------------
Net increase (decrease) in net assets resulting from operations ............................   $     (8,904,156)  $    (24,787,173)
                                                                                               ====================================


134 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 -------------------------------------------------------------------
                                                                       FRANKLIN FLORIDA                      FRANKLIN
                                                                  INSURED TAX-FREE INCOME FUND       INSURED TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                     2008 a          2007              2008 a             2007
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...................................   $   6,484,354   $   7,071,557    $    91,016,962   $    84,371,948
     Net realized gain (loss) from investments ...............       1,545,688         298,089           (448,120)        1,851,693
     Net change in unrealized appreciation
       (depreciation) on investments .........................     (12,862,590)         (7,722)      (151,034,247)          685,560
                                                                 -------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .........................      (4,832,548)      7,361,924        (60,465,405)       86,909,201
                                                                 -------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A ...............................................      (6,422,993)     (7,127,291)       (83,230,413)      (75,858,368)
       Class B ...............................................              --              --         (2,926,855)       (3,349,811)
       Class C ...............................................              --              --         (5,414,621)       (5,354,642)
     Net realized gains:
       Class A ...............................................              --              --           (254,713)       (1,465,090)
       Class B ...............................................              --              --            (10,516)          (70,292)
       Class C ...............................................              --              --            (18,578)         (114,491)
                                                                 -------------------------------------------------------------------
   Total distributions to shareholders .......................      (6,422,993)     (7,127,291)       (91,855,696)      (86,212,694)
                                                                 -------------------------------------------------------------------
   Capital share transactions: (Note 2)
       Class A ...............................................     (21,803,167)     (8,116,916)       224,663,802       122,695,046
       Class B ...............................................              --              --         (8,907,609)      (10,848,312)
       Class C ...............................................              --              --         16,644,514        (6,050,024)
                                                                 -------------------------------------------------------------------
   Total capital share transactions ..........................     (21,803,167)     (8,116,916)       232,400,707       105,796,710
                                                                 -------------------------------------------------------------------
   Redemption fees ...........................................              --              --              5,969             5,205
                                                                 -------------------------------------------------------------------
         Net increase (decrease) in net assets ...............     (33,058,708)     (7,882,283)        80,085,575       106,498,422
Net assets:
   Beginning of year .........................................     167,547,547     175,429,830      2,046,562,957     1,940,064,535
                                                                 -------------------------------------------------------------------
   End of year ...............................................   $ 134,488,839   $ 167,547,547    $ 2,126,648,532   $ 2,046,562,957
                                                                 ===================================================================
Distributions in excess of net investment income
   included in net assets:
     End of year .............................................   $     (45,219)  $    (107,368)   $    (1,942,163)  $    (1,378,836)
                                                                 ===================================================================

a For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 135

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 -------------------------------------------------------------------
                                                                     FRANKLIN MASSACHUSETTS               FRANKLIN MICHIGAN
                                                                  INSURED TAX-FREE INCOME FUND       INSURED TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,             YEAR ENDED FEBRUARY 28,
                                                                     2008 a          2007              2008 a             2007
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...................................   $  21,651,999   $  20,924,685    $    60,969,190   $    60,175,259
     Net realized gain (loss) from investments ...............         218,139         312,436          1,102,166         2,368,163
     Net change in unrealized appreciation
       (depreciation) on investments .........................     (34,578,857)      1,696,454        (64,527,342)       (3,365,731)
                                                                 -------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .........................     (12,708,719)     22,933,575         (2,455,986)       59,177,691
                                                                 -------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A ...............................................     (19,594,778)    (18,795,595)       (55,027,672)      (53,789,832)
       Class B ...............................................              --              --         (1,599,733)       (1,818,881)
       Class C ...............................................      (2,160,545)     (2,093,334)        (4,666,968)       (4,662,236)
     Net realized gains:
       Class A ...............................................         (55,882)             --         (1,154,802)       (2,046,817)
       Class B ...............................................              --              --            (36,411)          (75,194)
       Class C ...............................................          (7,157)             --           (111,395)         (205,032)
                                                                 -------------------------------------------------------------------
   Total distributions to shareholders .......................     (21,818,362)    (20,888,929)       (62,596,981)      (62,597,992)
                                                                 -------------------------------------------------------------------
   Capital share transactions: (Note 2)
       Class A ...............................................      14,147,192      15,093,137         90,726,897        33,316,191
       Class B ...............................................              --              --         (4,371,379)       (5,473,156)
       Class C ...............................................       5,946,264       1,920,471         10,337,823         3,781,617
                                                                 -------------------------------------------------------------------
   Total capital share transactions ..........................      20,093,456      17,013,608         96,693,341        31,624,652
                                                                 -------------------------------------------------------------------
   Redemption fees ...........................................             924              14              1,724             2,526
                                                                 -------------------------------------------------------------------
         Net increase (decrease) in net assets ...............     (14,432,701)     19,058,268         31,642,098        28,206,877
Net assets:
   Beginning of year .........................................     526,546,261     507,487,993      1,432,954,627     1,404,747,750
                                                                 -------------------------------------------------------------------
   End of year ...............................................   $ 512,113,560   $ 526,546,261    $ 1,464,596,725   $ 1,432,954,627
                                                                 -------------------------------------------------------------------
Distributions in excess of net investment income
   included in net assets:
     End of year .............................................   $    (285,574)  $    (127,873)   $    (1,004,310)  $      (638,075)
                                                                 ===================================================================

a For the year ended February 29.


136 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 -------------------------------------------------------------------
                                                                     FRANKLIN MINNESOTA                     FRANKLIN OHIO
                                                                  INSURED TAX-FREE INCOME FUND       INSURED TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                     2008 a          2007              2008 a             2007
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...................................   $  25,007,932   $  24,229,520    $    48,447,612   $    45,601,296
     Net realized gain (loss) from investments ...............         419,172      (1,339,608)        (1,486,121)          406,449
     Net change in unrealized appreciation
       (depreciation) on investments .........................     (34,331,260)      2,474,383        (71,748,664)        4,944,696
                                                                 -------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .........................      (8,904,156)     25,364,295        (24,787,173)       50,952,441
                                                                 -------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A ...............................................     (22,626,575)    (21,977,394)       (41,008,313)      (38,958,440)
       Class B ...............................................              --              --         (1,697,322)       (1,956,091)
       Class C ...............................................      (2,389,710)     (2,275,328)        (5,268,781)       (4,876,325)
     Net realized gains:
       Class A ...............................................              --              --           (343,160)          (66,058)
       Class B ...............................................              --              --            (17,065)           (3,947)
       Class C ...............................................              --              --            (50,745)           (9,567)
                                                                 -------------------------------------------------------------------
   Total distributions to shareholders .......................     (25,016,285)    (24,252,722)       (48,385,386)      (45,870,428)
                                                                 -------------------------------------------------------------------
   Capital share transactions: (Note 2)
       Class A ...............................................      36,474,466       9,990,232         91,296,759        74,632,821
       Class B ...............................................              --              --         (6,540,259)       (4,746,942)
       Class C ...............................................       9,222,990        (147,351)        23,683,316        12,594,757
                                                                 -------------------------------------------------------------------
   Total capital share transactions ..........................      45,697,456       9,842,881        108,439,816        82,480,636
                                                                 -------------------------------------------------------------------
   Redemption fees ...........................................           1,733           1,472              3,732               606
                                                                 -------------------------------------------------------------------
         Net increase (decrease) in net assets ...............      11,778,748      10,955,926         35,270,989        87,563,255
Net assets:
   Beginning of year .........................................     604,516,145     593,560,219      1,176,194,399     1,088,631,144
                                                                 -------------------------------------------------------------------
   End of year ...............................................   $ 616,294,893   $ 604,516,145    $ 1,211,465,388   $ 1,176,194,399
                                                                 ===================================================================
Distributions in excess of net investment income
   included in net assets:
     End of year .............................................   $    (368,274)  $    (360,151)   $      (212,652)  $      (670,700)
                                                                 ===================================================================

a For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 137

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-five separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege. The Franklin Florida Insured Tax-Free Income Fund was closed to new investors effective October 31, 2007.

-------------------------------------------------------------------------------------------------------------
CLASS A                             CLASS A & CLASS C                     CLASS A, CLASS B & CLASS C
-------------------------------------------------------------------------------------------------------------
Franklin Florida Insured Tax-Free   Franklin Massachusetts Insured        Franklin Insured Tax-Free
   Income Fund                         Tax-Free Income Fund                  Income Fund
                                    Franklin Minnesota Insured Tax-Free   Franklin Michigan Insured Tax-Free
                                       Income Fund                           Income Fund
                                                                          Franklin Ohio Insured Tax-Free
                                                                             Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


138 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 29, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                             Annual Report | 139

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


140 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 29, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                      ----------------------------------------------------------
                                                           FRANKLIN FLORIDA                  FRANKLIN
                                                           INSURED TAX-FREE              INSURED TAX-FREE
                                                              INCOME FUND                   INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
   Shares sold .....................................   1,203,550   $  12,724,040    41,123,249   $  499,160,173
   Shares issued in reinvestment of
     distributions .................................     319,467       3,372,689     4,387,210       53,175,294
   Shares redeemed .................................  (3,587,897)    (37,899,896)  (27,046,194)    (327,671,665)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................  (2,064,880)  $ (21,803,167)   18,464,265   $  224,663,802
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold .....................................   2,175,680   $  23,205,793    24,333,710   $  297,487,126
   Shares issued in reinvestment of
     distributions .................................     346,000       3,689,307     3,747,782       45,845,016
   Shares redeemed .................................  (3,286,060)    (35,012,016)  (18,043,172)    (220,637,096)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................    (764,380)  $  (8,116,916)   10,038,320   $  122,695,046
                                                      ==========================================================
CLASS B SHARES:
Year ended February 29, 2008
   Shares sold .....................................                                   108,603   $    1,325,617
   Shares issued in reinvestment of
     distributions .................................                                   149,296        1,818,711
   Shares redeemed .................................                                  (992,006)     (12,051,937)
                                                                                   -----------------------------
   Net increase (decrease) .........................                                  (734,107)  $   (8,907,609)
                                                                                   =============================
Year ended February 28, 2007
   Shares sold .....................................                                    37,490   $      460,935
   Shares issued in reinvestment of
     distributions .................................                                   173,519        2,131,773
   Shares redeemed .................................                                (1,094,078)     (13,441,020)
                                                                                   -----------------------------
   Net increase (decrease) .........................                                  (883,069)  $  (10,848,312)
                                                                                   =============================
CLASS C SHARES:
Year ended February 29, 2008
   Shares sold .....................................                                 3,544,247   $   43,372,926
   Shares issued in reinvestment of
     distributions .................................                                   288,479        3,529,575
   Shares redeemed .................................                                (2,474,610)     (30,257,987)
                                                                                   -----------------------------
   Net increase (decrease) .........................                                 1,358,116   $   16,644,514
                                                                                   =============================
Year ended February 28, 2007
   Shares sold .....................................                                 1,669,874   $   20,602,046
   Shares issued in reinvestment of
     distributions .................................                                   283,071        3,492,564
   Shares redeemed .................................                                (2,444,521)     (30,144,634)
                                                                                   -----------------------------
   Net increase (decrease) .........................                                  (491,576)  $   (6,050,024)
                                                                                   =============================


                                                             Annual Report | 141

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ----------------------------------------------------------
                                                        FRANKLIN MASSACHUSETTS           FRANKLIN MICHIGAN
                                                           INSURED TAX-FREE              INSURED TAX-FREE
                                                              INCOME FUND                   INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
   Shares sold .....................................   5,711,345   $  67,182,705    16,960,358   $  205,298,531
   Shares issued in reinvestment of
     distributions .................................     931,758      10,944,800     2,859,318       34,592,056
   Shares redeemed .................................  (5,451,860)    (63,980,313)  (12,332,626)    (149,163,690)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................   1,191,243   $  14,147,192     7,487,050   $   90,726,897
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold .....................................   5,235,943   $  62,085,219    10,901,624   $  132,782,327
   Shares issued in reinvestment of
     distributions .................................     879,562      10,423,251     2,799,767       34,090,992
   Shares redeemed .................................  (4,845,890)    (57,415,333)  (10,972,592)    (133,557,128)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................   1,269,615   $  15,093,137     2,728,799   $   33,316,191
                                                      ==========================================================
CLASS B SHARES:
Year ended February 29, 2008
   Shares sold .....................................                                    21,785   $      264,343
   Shares issued in reinvestment of
     distributions .................................                                    95,046        1,155,502
   Shares redeemed .................................                                  (476,525)      (5,791,224)
                                                                                   -----------------------------
   Net increase (decrease) .........................                                  (359,694)  $   (4,371,379)
                                                                                   =============================
Year ended February 28, 2007
   Shares sold .....................................                                    34,787   $      422,950
   Shares issued in reinvestment of
     distributions .................................                                   109,336        1,337,603
   Shares redeemed .................................                                  (591,307)      (7,233,709)
                                                                                   -----------------------------
   Net increase (decrease) .........................                                  (447,184)  $   (5,473,156)
                                                                                   =============================
CLASS C SHARES:
Year ended February 29, 2008
   Shares sold .....................................   1,257,097   $  14,883,947     2,534,340   $   31,020,796
   Shares issued in reinvestment of
     distributions .................................     123,189       1,458,293       276,888        3,385,163
   Shares redeemed .................................    (879,082)    (10,395,976)   (1,970,436)     (24,068,136)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................     501,204   $   5,946,264       840,792   $   10,337,823
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold .....................................     895,802   $  10,691,157     2,088,459   $   25,688,799
   Shares issued in reinvestment of
     distributions .................................     114,806       1,370,865       282,821        3,477,203
   Shares redeemed .................................    (849,079)    (10,141,551)   (2,067,097)     (25,384,385)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................     161,529   $   1,920,471       304,183   $    3,781,617
                                                      ==========================================================


142 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ----------------------------------------------------------
                                                          FRANKLIN MINNESOTA               FRANKLIN OHIO
                                                           INSURED TAX-FREE              INSURED TAX-FREE
                                                              INCOME FUND                   INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
   Shares sold .....................................   8,038,778   $  96,295,366    15,743,152   $  196,372,470
   Shares issued in reinvestment of
     distributions .................................   1,219,023      14,595,327     2,090,527       26,027,391
   Shares redeemed .................................  (6,220,117)    (74,416,227)  (10,525,907)    (131,103,102)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................   3,037,684   $  36,474,466     7,307,772   $   91,296,759
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold .....................................   4,603,325   $  55,441,747    12,249,238   $  153,215,641
   Shares issued in reinvestment of
     distributions .................................   1,164,738      14,025,916     1,890,728       23,636,806
   Shares redeemed .................................  (4,942,458)    (59,477,431)   (8,177,132)    (102,219,626)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................     825,605   $   9,990,232     5,962,834   $   74,632,821
                                                      ==========================================================
CLASS B SHARES:
Year ended February 29, 2008
   Shares sold .....................................                                    26,357   $      331,695
   Shares issued in reinvestment of
     distributions .................................                                    94,581        1,182,095
   Shares redeemed .................................                                  (643,960)      (8,054,049)
                                                                                   -----------------------------
   Net increase (decrease) .........................                                  (523,022)  $   (6,540,259)
                                                                                   =============================
Year ended February 28, 2007
   Shares sold .....................................                                    17,331   $      217,326
   Shares issued in reinvestment of
     distributions .................................                                   108,062        1,355,657
   Shares redeemed .................................                                  (503,801)      (6,319,925)
                                                                                   -----------------------------
   Net increase (decrease) .........................                                  (378,408)  $   (4,746,942)
                                                                                   =============================
CLASS C SHARES:
Year ended February 29, 2008
   Shares sold .....................................   1,349,179   $  16,272,187     3,353,584   $   42,183,260
   Shares issued in reinvestment of
     distributions .................................     117,894       1,421,575       288,112        3,618,530
   Shares redeemed .................................    (702,199)     (8,470,772)   (1,760,678)     (22,118,474)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................     764,874   $   9,222,990     1,881,018   $   23,683,316
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold .....................................     797,447   $   9,674,198     2,772,398   $   34,975,857
   Shares issued in reinvestment of
     distributions .................................     111,422       1,350,967       249,595        3,146,891
   Shares redeemed .................................    (922,487)    (11,172,516)   (2,025,512)     (25,527,991)
                                                      ----------------------------------------------------------
   Net increase (decrease) .........................     (13,618)  $    (147,351)      996,481   $   12,594,757
                                                      ==========================================================


                                                             Annual Report | 143

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective January 1, 2008, the Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

Prior to January 1, 2008, the Funds paid an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.


144 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                    ------------------------------------------------------
                                                        FRANKLIN                              FRANKLIN
                                                        FLORIDA            FRANKLIN        MASSACHUSETTS
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                      INCOME FUND         INCOME FUND       INCOME FUND
                                                    ------------------------------------------------------
Reimbursement Plans:
   Class A ......................................         0.15%              0.10%              0.10%

Compensation Plans:
   Class B ......................................           --               0.65%                --
   Class C ......................................           --               0.65%              0.65%

                                                    ------------------------------------------------------
                                                        FRANKLIN           FRANKLIN           FRANKLIN
                                                        MICHIGAN           MINNESOTA            OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                      INCOME FUND         INCOME FUND       INCOME FUND
                                                    ------------------------------------------------------
Reimbursement Plans:
   Class A ......................................         0.10%              0.10%              0.10%

Compensation Plans:
   Class B ......................................         0.65%                --               0.65%
   Class C ......................................         0.65%              0.65%              0.65%

For the Franklin Florida Insured Tax-Free Income Fund, Distributors has agreed to limit the current rate to 0.10% per year.


                                                             Annual Report | 145

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                    ------------------------------------------------------
                                                        FRANKLIN                              FRANKLIN
                                                        FLORIDA            FRANKLIN         MASSACHUSETTS
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND        INCOME FUND       INCOME FUND
                                                    ------------------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..........        $26,974           $440,397            $112,950
Contingent deferred sales charges retained ......        $ 1,314           $152,283            $ 17,720

                                                    ------------------------------------------------------
                                                        FRANKLIN           FRANKLIN           FRANKLIN
                                                        MICHIGAN           MINNESOTA            OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                       INCOME FUND        INCOME FUND       INCOME FUND
                                                    ------------------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..........       $455,470           $188,819            $532,566
Contingent deferred sales charges retained ......       $ 69,435           $ 19,648            $101,040

E. TRANSFER AGENT FEES

For the year ended February 29, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                    ------------------------------------------------------
                                                        FRANKLIN                              FRANKLIN
                                                        FLORIDA            FRANKLIN        MASSACHUSETTS
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                      INCOME FUND        INCOME FUND        INCOME FUND
                                                    ------------------------------------------------------
Transfer agent fees .............................       $ 28,443           $553,706            $125,238

                                                    ------------------------------------------------------
                                                        FRANKLIN           FRANKLIN           FRANKLIN
                                                        MICHIGAN          MINNESOTA             OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                      INCOME FUND        INCOME FUND        INCOME FUND
                                                    ------------------------------------------------------
Transfer agent fees .............................       $432,042           $181,056            $342,953


146 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 29, 2008, the capital loss carryforwards were as follows:

                                                    ------------------------------------------------------
                                                                           FRANKLIN           FRANKLIN
                                                        FRANKLIN           MINNESOTA            OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                      INCOME FUND        INCOME FUND         INCOME FUND
                                                    ------------------------------------------------------
Capital loss carryforwards expiring in:
   2009 .........................................        $    --         $   89,650             $    --
   2010 .........................................             --            788,761                  --
   2015 .........................................             --          1,475,000                  --
   2016 .........................................         22,960                 --              73,849
                                                    ------------------------------------------------------
                                                         $22,960         $2,353,411             $73,849
                                                    ======================================================

During the year ended February 29, 2008, Franklin Florida Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, and Franklin Minnesota Insured Tax-Free Income Fund utilized $1,067,243, $232,490, and $471,856, respectively, of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 29, 2008, the deferred realized capital losses were as follows:

     ---------------------------------------------------------------------
                     FRANKLIN        FRANKLIN      FRANKLIN     FRANKLIN
      FRANKLIN     MASSACHUSETTS     MICHIGAN     MINNESOTA       OHIO
       INSURED        INSURED        INSURED       INSURED       INSURED
      TAX-FREE       TAX-FREE        TAX-FREE      TAX-FREE     TAX-FREE
     INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
     ---------------------------------------------------------------------
      $118,187        $21,306       $149,883       $52,914     $1,145,060

The tax character of distributions paid during the years ended February 29, 2008 and February 28, 2007, was as follows:

                                  -------------------------------------------------------
                                      FRANKLIN FLORIDA
                                          INSURED                  FRANKLIN INSURED
                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                  -------------------------------------------------------
                                     2008          2007           2008          2007
                                  -------------------------------------------------------
Distributions paid from:
   Tax exempt income ..........   $ 6,422,993   $ 7,127,291   $ 91,571,889   $ 84,562,821
   Long term capital gain .....            --            --        283,807      1,649,873
                                  -------------------------------------------------------
                                  $ 6,422,993   $ 7,127,291   $ 91,855,696   $ 86,212,694
                                  =======================================================


                                                             Annual Report | 147

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                  -------------------------------------------------------
                                   FRANKLIN MASSACHUSETTS         FRANKLIN MICHIGAN
                                           INSURED                     INSURED
                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                  -------------------------------------------------------
                                     2008         2007           2008           2007
                                  -------------------------------------------------------
Distributions paid from:
   Tax exempt income ..........   $21,755,323   $20,888,929   $ 61,294,373   $ 60,270,949
   Long term capital gain .....        63,039            --      1,302,608      2,327,043
                                  -------------------------------------------------------
                                  $21,818,362   $20,888,929   $ 62,596,981   $ 62,597,992
                                  =======================================================

                                  -------------------------------------------------------
                                      FRANKLIN MINNESOTA             FRANKLIN OHIO
                                            INSURED                     INSURED
                                     TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                  -------------------------------------------------------
                                     2008          2007           2008           2007
                                  -------------------------------------------------------
Distributions paid from:
   Tax exempt income ..........   $25,016,285   $24,252,722   $ 47,974,416   $ 45,790,856
   Long term capital gain .....            --            --        410,970         79,572
                                  -------------------------------------------------------
                                  $25,016,285   $24,252,722   $ 48,385,386   $ 45,870,428
                                  =======================================================

At February 29, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                                    -------------------------------------------------------
                                                        FRANKLIN                              FRANKLIN
                                                        FLORIDA            FRANKLIN         MASSACHUSETTS
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                      INCOME FUND         INCOME FUND        INCOME FUND
                                                    -------------------------------------------------------
Cost of investments .............................   $    135,081,550   $  2,153,066,352   $    521,202,080
                                                    =======================================================

Unrealized appreciation .........................   $      2,383,088   $     49,059,186   $     15,163,858
Unrealized depreciation .........................         (5,430,799)       (94,010,333)       (19,701,804)
                                                    -------------------------------------------------------
Net unrealized appreciation (depreciation) ......   $     (3,047,711)  $    (44,951,147)  $     (4,537,946)
                                                    =======================================================

Undistributed tax exempt income .................   $        105,989   $        348,462   $        186,283
Undistributed ordinary income ...................                 --              1,032                 --
Undistributed long term capital gains ...........            479,222                 --                 --
                                                    -------------------------------------------------------
Distributable earnings ..........................   $        585,211   $        349,494   $        186,283
                                                    =======================================================

                                                    ------------------------------------------------------
                                                        FRANKLIN           FRANKLIN          FRANKLIN
                                                        MICHIGAN           MINNESOTA           OHIO
                                                    INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                      INCOME FUND         INCOME FUND       INCOME FUND
                                                    ------------------------------------------------------
Cost of investments .............................   $  1,430,279,850      $ 618,117,800   $  1,207,778,239
                                                    =======================================================

Unrealized appreciation .........................   $     46,872,938      $  11,331,271   $     34,442,639
Unrealized depreciation .........................        (33,495,140)       (18,433,718)       (44,629,003)
                                                    -------------------------------------------------------
Net unrealized appreciation (depreciation) ......   $     13,377,798      $  (7,102,447)  $    (10,186,364)
                                                    =======================================================

Distributable earnings -
   undistributed tax exempt income ..............   $        451,486      $     203,320   $        979,757
                                                    =======================================================


148 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2008, were as follows:

                         -------------------------------------------------------
                             FRANKLIN                              FRANKLIN
                             FLORIDA            FRANKLIN        MASSACHUSETTS
                         INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                           INCOME FUND         INCOME FUND       INCOME FUND
                         -------------------------------------------------------
Purchases ............       $  2,728,146     $  560,593,678     $  139,991,521
Sales ................       $ 24,162,400     $  332,035,542     $  114,417,786

                         -------------------------------------------------------
                             FRANKLIN           FRANKLIN           FRANKLIN
                             MICHIGAN           MINNESOTA            OHIO
                         INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                           INCOME FUND         INCOME FUND       INCOME FUND
                         -------------------------------------------------------
Purchases ............       $262,843,111     $   87,235,811     $  282,413,507
Sales ................       $187,652,063     $   60,256,208     $  196,113,781

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia.

7. UPCOMING ACQUISITIONS/MERGERS

On September 18, 2007, the Board of Trustees for the Franklin Tax-Free Trust approved a proposal to merge Franklin Florida Insured Tax-Free Income Fund into the Franklin Insured Tax-Free Income Fund, subject to approval by the shareholders of Franklin Florida Insured Tax-Free Income Fund.


                                                             Annual Report | 149

Franklin Tax-Free Trust

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


150 | Annual Report

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund and Franklin Ohio Insured Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 15, 2008


                                                             Annual Report | 151

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2008. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2009, shareholders will be notified of amounts for use in preparing their 2008 income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended February 29, 2008:

          -----------------------------------------------------
             FRANKLIN           FRANKLIN           FRANKLIN
          FLORIDA INSURED     MASSACHUSETTS        MICHIGAN
             TAX-FREE       INSURED TAX-FREE   INSURED TAX-FREE
            INCOME FUND       INCOME FUND        INCOME FUND
          -----------------------------------------------------
             $ 479,222          $ 61,333          $ 1,293,102


152 | Annual Report

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 1984           142                       Bar-S Foods (meat packing
One Franklin Parkway                                                                               company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee           Since April 2007     122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                   Trustee           Since April 2007     122                       Chevron Corporation (global
One Franklin Parkway                                                                               energy company) and ICO Global
San Mateo, CA 94403-1906                                                                           Communications (Holdings)
                                                                                                   Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee           Since 1998           142                       Hess Corporation (exploration
One Franklin Parkway                                                                               and refining of oil and gas),
San Mateo, CA 94403-1906                                                                           H.J. Heinz Company (processed
                                                                                                   foods and allied products), RTI
                                                                                                   International Metals, Inc.
                                                                                                   (manufacture and distribution of
                                                                                                   titanium), Canadian National
                                                                                                   Railway (rail-road) and White
                                                                                                   Mountains Insurance Group, Ltd.
                                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 153

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee           Since 1984           122                       Center for Creative Land
One Franklin Parkway                                                                               Recycling (brownfield
San Mateo, CA 94403-1906                                                                           redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee           Since 2005           142                       Hess Corporation (exploration
One Franklin Parkway                                                                               and refining of oil and gas) and
San Mateo, CA 94403-1906                                                                           Sentient Jet (private jet
                                                                                                   service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Trustee           Since April 2007     142                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)             Lead              Trustee since        122                       None
One Franklin Parkway              Independent       April 2007 and
San Mateo, CA 94403-1906          Trustee           Lead Independent
                                                    Trustee since
                                                    January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and       Since 1984           142                       None
One Franklin Parkway              Chairman of
San Mateo, CA 94403-1906          the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


154 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)       Trustee           Since April 2007     93                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)      Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Officer since 2004
San Mateo, CA 94403-1906          Officer and       and Vice
                                  Vice President    President - AML
                                  - AML             Compliance since
                                  Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)         Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway              Chief Financial   2004, Chief
San Mateo, CA 94403-1906          Officer and       Financial Officer
                                  Chief             and Chief
                                  Accounting        Accounting Officer
                                  Officer           since February
                                                    2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 155

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Vice President    Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                              2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)     President         President since      Not Applicable            Not Applicable
One Franklin Parkway              and Chief         1993 and Chief
San Mateo, CA 94403-1906          Executive         Executive Officer
                                  Officer -         - Investment
                                  Investment        Management
                                  Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)          Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)              Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------


156 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Senior Vice       Since February       Not Applicable            Not Applicable
500 East Broward Blvd.            President         2008
Suite 2100                        and Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)               Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to February 28, 2008, Rupert H. Johnson, Jr. ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 157

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


158 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was above the median of its Lipper universe for the one-year period with most being in the highest quintile of its Lipper universe for such year as well as during all years covered by the reports. The Lipper reports showed the total return for each Fund to be above the median of its performance universe during most years covered by the report with the majority being in the highest quintile of its performance universe during all such years. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.


                                                             Annual Report | 159

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the contractual investment management fee charged each Fund in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper report showed that the contractual investment management fee rates for each Fund, with the exception of the three Funds discussed below, were at or below the median of their respective Lipper expense groups and that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. The contractual investment management fee rates for Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund and Franklin Florida Insured Tax-Free Income Fund were slightly higher than their Lipper expense group medians, in each case being within three basis points of such medians. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the


160 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. It was noted that the breakpoints at the $7.5 billion level were authorized by the Trustees at a Board meeting held December 3, 2007, and had become effective January 1, 2008. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


                                                             Annual Report | 161

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


162 | Annual Report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 A2008 04/08





















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                                                 Franklin Alabama
                                                 Tax-Free Income Fund

                                                 Franklin Florida
                                                 Tax-Free Income Fund

                                                 Franklin Georgia
                                                 Tax-Free Income Fund

                                                 Franklin Kentucky
                                                 Tax-Free Income Fund

                                                 Franklin Louisiana
                                                 Tax-Free Income Fund

                                                 Franklin Maryland
                                                 Tax-Free Income Fund

                                                 Franklin Missouri
                                                 Tax-Free Income Fund

                                                 Franklin North Carolina
                                                 Tax-Free Income Fund

                                                 Franklin Virginia
                                                 Tax-Free Income Fund

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                 TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                  FRANKLIN TAX-FREE TRUST

                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:

Understanding Interest Rates .............................................     4

ANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................    10

Franklin Alabama Tax-Free Income Fund ....................................    13

Franklin Florida Tax-Free Income Fund ....................................    23

Franklin Georgia Tax-Free Income Fund ....................................    33

Franklin Kentucky Tax-Free Income Fund ...................................    43

Franklin Louisiana Tax-Free Income Fund ..................................    51

Franklin Maryland Tax-Free Income Fund ...................................    61

Franklin Missouri Tax-Free Income Fund ...................................    71

Franklin North Carolina Tax-Free Income Fund .............................    81

Franklin Virginia Tax-Free Income Fund ...................................    91

Financial Highlights and Statements of Investments .......................   101

Financial Statements .....................................................   165

Notes to Financial Statements ............................................   176

Report of Independent Registered Public Accounting Firm ..................   191

Tax Designation ..........................................................   192

Board Members and Officers ...............................................   193

Shareholder Information ..................................................   198

--------------------------------------------------------------------------------

Annual Report

Municipal Bond Market Overview

The year ended February 29, 2008, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated during the third quarter of 2007 as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in August contributed to an increase in overall volatility and declining values in most asset classes.

Near the end of 2007, ongoing concerns about the financial health of municipal bond insurance companies intensified. Specifically, many questioned how long they would retain their AAA ratings, given losses related to their involvement in the collateralized debt obligation (CDO) and mortgage securities markets. The three major rating agencies -- Fitch Ratings, Moody's Investors Service and Standard & Poor's -- began in-depth analyses of the major insurance companies in mid-December 2007 and assigned a negative outlook on several of these companies. Stock prices for publicly held municipal insurance companies suffered greatly, and many municipal market participants appeared nervous about insured bonds. The municipal market's first monoline (single industry) insurer, Ambac Financial Group Inc. (AMBAC), lost its AAA rating when Fitch Ratings downgraded it to AA on January 18, 2008. Since then, several other municipal insurers have been downgraded, and the market was absorbing this rapidly evolving information.

Investors should be aware that insurance companies insure bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying ratings of A or better, and the historical average default rate for such bonds is less than 1%. Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market beginning in January 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes (VRDNs) hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory


                                                               Annual Report | 7
on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have recently failed due to dealers' liquidity constraints. It is important to note that this is a liquidity issue and a supply and demand imbalance, not a credit or default scenario.

Over the 12-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, and spreads for credit-driven securities widened. For the year ended February 29, 2008, the Lehman Brothers Municipal Bond Index had a -1.17% total return and the Lehman Brothers U.S. Treasury Index returned +11.39%. 1 High yield municipal bonds, as measured by the Lehman Brothers Municipal Bond Index: Non-Investment Grade, had a -6.83% return for the same period. 2

The recent environment contributed to dramatically steeper Treasury and municipal bond curves (spread between short and longer-term yields). On February 29, 2008, two-year, 10-year and 30-year Treasury yields were 1.65%, 3.53% and 4.40%, respectively. The yields on two-year, 10-year and 30-year Treasuries fell 300, 103 and 28 basis points (100 basis points equal one percentage point), respectively, over the period. Because of the increasing

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

2. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
Non-Investment Grade includes bonds with a maximum credit rating of Ba1. All bonds included must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index.


8 | Annual Report
shortage of eligible tax-exempt money fund securities, the two-year municipal bond yield decreased from 3.55% to 2.63% during the reporting period. 3 The 10-year municipal note yield increased from 3.65% to 4.12%, while the 30-year municipal bond yield rose substantially from 3.95% to 5.14% during the reporting period. 3 The difference between one- and 30-year municipal yields increased 250 basis points, from 39 on February 28, 2007, to 289 basis points at period-end, resulting in a much steeper municipal yield curve. 3

3. Source: Thomson Financial.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 29, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                               Annual Report | 9

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively positive sloping municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The fiscal year under review was unusually challenging for the municipal bond insurance industry, which comprises seven companies that had AAA ratings -- MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty. Rising levels of subprime mortgage defaults through the second half of 2007 and at the start of 2008, along with the bond insurers' exposure to subprime mortgages, especially in the form of structured debt securities called collateralized debt obligations, prompted independent credit rating agencies Standard & Poor's (S&P) and Moody's to undertake in-depth evaluations of the bond insurance companies in December 2007. As a result, the rating agencies downgraded two of the seven AAA-rated municipal bond insurers, and lowered the outlook for three others to negative. It is important to note that the recent downgrades have not impacted the claims-paying resources of the stressed bond insurers as they have very few actual losses relative to the amount of securities they have insured. The downgrades to date are a result of the uncertainty that surrounds the future performance of subprime loans and the perceived risks of potential losses going forward.

So far in 2008, FGIC was downgraded to A by S&P and A3 by Moody's with a stable outlook, and XLCA was downgraded to A- and A3 with a negative outlook, as they were unable to raise the capital required by the rating agencies to maintain their AAA ratings. MBIA and AMBAC successfully raised the required capital to maintain their AAA ratings; however, they have negative outlooks


10 | Annual Report
pending further analysis and performance of the subprime mortgage loans they hold, as well as the soundness of their business models going forward. As of February 29, 2008, both rating agencies were assessing CIFG's capital-raising plans and business model for potential ratings downgrade, while they both have assigned CIFG a negative outlook. (In March 2008, S&P and Moody's downgraded CIFG to A+ with a negative outlook and A1 with a stable outlook, respectively.) Both rating agencies affirmed FSA and Assured Guaranty AAA ratings with stable outlooks.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. This was especially notable in the municipal bond market, with yields over the past 20 years averaging 88% of 30-year U.S. Treasury yields. In a marked shift amid recent volatility, high grade municipal yields were well in excess of Treasury yields on a nominal basis. Insured bonds generally underperformed during the 12 months under review as evidenced by the -1.17% return of the Lehman Brothers Municipal Bond Index compared with the -2.53% return of the Lehman Brothers Insured Municipal Bond Index. 1 During the fourth quarter of 2007, the market appeared to develop a three-tier perception of the bond insurance companies, which affected the traditional trading spreads of the "Big Four" insurers -- MBIA, AMBAC, FGIC and FSA. FSA and Assured Guaranty became more desirable than MBIA and AMBAC; MBIA and AMBAC were more desirable than FGIC, XLCA and CIFG. Historically, the market perceived MBIA, AMBAC, FGIC and FSA as having extremely adequate claims-paying ability and therefore required no extra yield for securities carrying their insurance. Assured Guaranty, XLCA and CIFG are newer entrants to the industry and were still developing their businesses, so the market generally required more yield from them.

At period-end, it was difficult to determine how long municipal bond market weakness will continue and how the bond insurance industry will ultimately resolve its current stresses. It is important to note, however, that in times of uncertainty we have tended to see favorable valuations from technical and fundamental perspectives that can provide opportunities to enhance the overall structure of our tax-free income Funds.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers Insured Municipal Bond Index is an index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.


                                                              Annual Report | 11

EXPLANATION OF RATINGS

--------------------------------------------------------------------------------
                                                             S&P*    MOODY'S**
--------------------------------------------------------------------------------
Highest quality, "gilt edged;" strongest creditworthiness.    AAA       Aaa
--------------------------------------------------------------------------------
High quality; very strong creditworthiness.                    AA        Aa
--------------------------------------------------------------------------------
Upper medium grade; above average creditworthiness.            A         A
--------------------------------------------------------------------------------
Medium grade; average creditworthiness.                       BBB       Baa
--------------------------------------------------------------------------------
Predominantly speculative; below average creditworthiness.     BB        Ba
--------------------------------------------------------------------------------
Speculative, low grade; weak creditworthiness.                 B         B
--------------------------------------------------------------------------------
Poor to default; very weak creditworthiness.                  CCC       Caa
--------------------------------------------------------------------------------
Highest speculation; extremely weak creditworthiness.          CC        Ca
--------------------------------------------------------------------------------
Lowest quality; weakest creditworthiness.                      C         C
--------------------------------------------------------------------------------

 * May use + or - to modify some ratings.

** Uses numerical modifiers 1, 2 and 3 in the range from Aa through Caa.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Franklin Alabama Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   55.7%
AA .....................................    7.7%
A ......................................    6.9%
BBB ....................................    5.1%
Below Investment Grade .................    1.2%
Not Rated by S&P .......................   23.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                       MOODY'S   INTERNAL
AAA or Aaa                      19.8%       0.1%
A                                2.7%        --
BBB or Baa                       0.4%        --
Below Investment Grade           0.4%        --
------------------------------------------------
Total                           23.3%       0.1%

--------------------------------------------------------------------------------

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.51 on February 28, 2007, to $10.84 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 103.


                                                              Annual Report | 13

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        ----------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2007                                              3.87 cents   3.34 cents
--------------------------------------------------------------------------------
April 2007                                              3.87 cents   3.34 cents
--------------------------------------------------------------------------------
May 2007                                                3.87 cents   3.34 cents
--------------------------------------------------------------------------------
June 2007                                               3.87 cents   3.36 cents
--------------------------------------------------------------------------------
July 2007                                               3.87 cents   3.36 cents
--------------------------------------------------------------------------------
August 2007                                             3.87 cents   3.36 cents
--------------------------------------------------------------------------------
September 2007                                          3.87 cents   3.35 cents
--------------------------------------------------------------------------------
October 2007                                            3.87 cents   3.35 cents
--------------------------------------------------------------------------------
November 2007                                           3.87 cents   3.35 cents
--------------------------------------------------------------------------------
December 2007                                           3.95 cents   3.42 cents
--------------------------------------------------------------------------------
January 2008                                            3.95 cents   3.42 cents
--------------------------------------------------------------------------------
February 2008                                           3.95 cents   3.42 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 46.66 cents per share for the same period. 2 The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.19% based on an annualization of the current 3.95 cent per share dividend and the maximum offering price of $11.32 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.79% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

In 2007, Alabama's economy was in a strong position. The state's proactive economic development of the 1990s had successfully diversified the local economy and created new jobs. Since 2003, the state's job creation rate has outpaced the nation's, reflecting increased employment in the manufacturing sector, especially in the automobile industry. In October 2007, the state's unemployment rate hit a record low of 3.1%, and in February 2008 it was 3.7% compared

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


14 | Annual Report
with the 4.8% national rate. 3 For the year under review, Alabama gained jobs in the government; trade, transportation and utilities; professional and business services; educational and health services; and leisure and hospitality sectors. The state lost jobs in the manufacturing sector, however, due to nationwide industrial trends such as outsourcing and automation. The job picture was promising, as a steel plant is scheduled to begin operations in Mobile County in 2010, and the military's Base Realignment and Closure policy should bring military and civilian jobs to Huntsville's Redstone Arsenal facility.

Historically, Alabama has practiced conservative financial management that requires the government to scrutinize revenue and spending, and to make cuts to offset expenditures that exceed available funds in response to revenue shortfalls. Under this conservative style, the state increased the balance of its main operating funds six-fold compared to 2002 levels and also paid off substantial borrowing from a rainy day account. In total, Alabama had $1.6 billion or 23% of revenues, in available reserves. 4 Alabama faces several ongoing fiscal challenges, however, including increased costs associated with the state's postemployment benefits and Education Trust Fund.

Alabama is an infrequent issuer of general obligation (GO) debt, and total bond indebtedness was approximately $3.7 billion at the end of fiscal year 2007. 5 The state's debt ratio was $845 per capita, and 2.5% of personal income, which is average compared with other states' ratios. 6 Independent credit rating agency Standard and Poor's assigned the state's GO debt an AA rating and stable outlook. 7 This rating reflected Alabama's large and diversifying economic base, conservative fiscal management style and low general obligation debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               33.2%
--------------------------------------------------------------------------------
Utilities                                                                 15.8%
--------------------------------------------------------------------------------
General Obligation                                                        13.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    13.0%
--------------------------------------------------------------------------------
Higher Education                                                          11.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       6.7%
--------------------------------------------------------------------------------
Tax-Supported                                                              5.5%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.8%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

3. Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, "New Issue: Alabama (State of)," 7/18/07.

5. Source: Alabama State Treasurer, "Bonded Indebtedness Report as of September 30, 2007," 9/30/07.

6. Source: Standard & Poor's, "Summary: Cullman County Public Building Authority, Alabama; Alabama Department of Human Resources, Alabama; Appropriations," RATINGSDIRECT, 7/28/07.

7. This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 15

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


16 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FRALX)                              CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.67   $10.84   $11.51
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.4666
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FALEX)                              CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.67   $10.93   $11.60
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.4039
--------------------------------------------------------------------------------


                                                              Annual Report | 17

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                                1-YEAR   5-YEAR  10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                              -1.96%  +16.73%  +45.96%
--------------------------------------------------------------------------------
Average Annual Total Return 2                          -6.12%   +2.25%   +3.41%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -2.96%   +2.80%   +3.69%
--------------------------------------------------------------------------------
   Distribution Rate 4                          4.19%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.79%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.12%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.05%
--------------------------------------------------------------------------------
   Total Annual Operating Expense 7             0.71%
--------------------------------------------------------------------------------
CLASS C                                                1-YEAR   5-YEAR  10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                              -2.39%  +13.63%  +38.26%
--------------------------------------------------------------------------------
Average Annual Total Return 2                          -3.33%   +2.59%   +3.29%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -0.17%   +3.15%   +3.59%
--------------------------------------------------------------------------------
   Distribution Rate 4                          3.72%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.02%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.70%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.37%
--------------------------------------------------------------------------------
   Total Annual Operating Expense 7             1.26%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


18 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Alabama             Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $  9,576                    $ 10,000            $ 10,000
 3/31/1998             $  9,595                    $ 10,009            $ 10,019
 4/30/1998             $  9,581                    $  9,964            $ 10,037
 5/31/1998             $  9,551                    $ 10,121            $ 10,056
 6/30/1998             $  9,542                    $ 10,161            $ 10,068
 7/31/1998             $  9,569                    $ 10,187            $ 10,080
 8/31/1998             $  9,686                    $ 10,344            $ 10,093
 9/30/1998             $  9,778                    $ 10,473            $ 10,105
10/31/1998             $  9,772                    $ 10,473            $ 10,130
11/30/1998             $  9,806                    $ 10,510            $ 10,130
12/31/1998             $  9,825                    $ 10,536            $ 10,124
 1/31/1999             $  9,910                    $ 10,661            $ 10,148
 2/28/1999             $  9,885                    $ 10,615            $ 10,161
 3/31/1999             $  9,919                    $ 10,629            $ 10,191
 4/30/1999             $  9,936                    $ 10,656            $ 10,266
 5/31/1999             $  9,902                    $ 10,594            $ 10,266
 6/30/1999             $  9,779                    $ 10,442            $ 10,266
 7/31/1999             $  9,796                    $ 10,480            $ 10,296
 8/31/1999             $  9,658                    $ 10,396            $ 10,321
 9/30/1999             $  9,658                    $ 10,400            $ 10,371
10/31/1999             $  9,527                    $ 10,287            $ 10,389
11/30/1999             $  9,570                    $ 10,397            $ 10,395
12/31/1999             $  9,464                    $ 10,319            $ 10,395
 1/31/2000             $  9,376                    $ 10,274            $ 10,426
 2/29/2000             $  9,492                    $ 10,394            $ 10,488
 3/31/2000             $  9,716                    $ 10,621            $ 10,574
 4/30/2000             $  9,662                    $ 10,558            $ 10,581
 5/31/2000             $  9,618                    $ 10,503            $ 10,593
 6/30/2000             $  9,845                    $ 10,782            $ 10,649
 7/31/2000             $  9,955                    $ 10,932            $ 10,673
 8/31/2000             $ 10,103                    $ 11,100            $ 10,673
 9/30/2000             $ 10,030                    $ 11,042            $ 10,729
10/31/2000             $ 10,129                    $ 11,163            $ 10,747
11/30/2000             $ 10,211                    $ 11,247            $ 10,754
12/31/2000             $ 10,395                    $ 11,525            $ 10,747
 1/31/2001             $ 10,412                    $ 11,639            $ 10,815
 2/28/2001             $ 10,457                    $ 11,676            $ 10,859
 3/31/2001             $ 10,520                    $ 11,781            $ 10,883
 4/30/2001             $ 10,414                    $ 11,653            $ 10,926
 5/31/2001             $ 10,516                    $ 11,779            $ 10,976
 6/30/2001             $ 10,619                    $ 11,858            $ 10,994
 7/31/2001             $ 10,779                    $ 12,033            $ 10,964
 8/31/2001             $ 10,970                    $ 12,231            $ 10,964
 9/30/2001             $ 10,929                    $ 12,190            $ 11,013
10/31/2001             $ 11,062                    $ 12,336            $ 10,976
11/30/2001             $ 11,001                    $ 12,232            $ 10,957
12/31/2001             $ 10,888                    $ 12,116            $ 10,914
 1/31/2002             $ 11,011                    $ 12,326            $ 10,939
 2/28/2002             $ 11,134                    $ 12,475            $ 10,982
 3/31/2002             $ 10,961                    $ 12,230            $ 11,044
 4/30/2002             $ 11,097                    $ 12,469            $ 11,106
 5/31/2002             $ 11,183                    $ 12,545            $ 11,106
 6/30/2002             $ 11,279                    $ 12,678            $ 11,112
 7/31/2002             $ 11,416                    $ 12,841            $ 11,124
 8/31/2002             $ 11,523                    $ 12,995            $ 11,161
 9/30/2002             $ 11,783                    $ 13,280            $ 11,180
10/31/2002             $ 11,636                    $ 13,059            $ 11,198
11/30/2002             $ 11,611                    $ 13,005            $ 11,198
12/31/2002             $ 11,833                    $ 13,280            $ 11,174
 1/31/2003             $ 11,837                    $ 13,246            $ 11,223
 2/28/2003             $ 11,977                    $ 13,431            $ 11,309
 3/31/2003             $ 12,012                    $ 13,439            $ 11,377
 4/30/2003             $ 12,122                    $ 13,528            $ 11,353
 5/31/2003             $ 12,378                    $ 13,845            $ 11,334
 6/30/2003             $ 12,350                    $ 13,786            $ 11,347
 7/31/2003             $ 11,898                    $ 13,303            $ 11,359
 8/31/2003             $ 12,029                    $ 13,403            $ 11,402
 9/30/2003             $ 12,374                    $ 13,797            $ 11,439
10/31/2003             $ 12,293                    $ 13,727            $ 11,427
11/30/2003             $ 12,425                    $ 13,870            $ 11,396
12/31/2003             $ 12,535                    $ 13,985            $ 11,384
 1/31/2004             $ 12,623                    $ 14,065            $ 11,439
 2/29/2004             $ 12,809                    $ 14,277            $ 11,501
 3/31/2004             $ 12,789                    $ 14,227            $ 11,575
 4/30/2004             $ 12,473                    $ 13,890            $ 11,612
 5/31/2004             $ 12,443                    $ 13,840            $ 11,680
 6/30/2004             $ 12,500                    $ 13,890            $ 11,717
 7/31/2004             $ 12,656                    $ 14,073            $ 11,699
 8/31/2004             $ 12,869                    $ 14,355            $ 11,705
 9/30/2004             $ 12,949                    $ 14,431            $ 11,729
10/31/2004             $ 13,063                    $ 14,555            $ 11,791
11/30/2004             $ 12,953                    $ 14,435            $ 11,797
12/31/2004             $ 13,113                    $ 14,612            $ 11,754
 1/31/2005             $ 13,251                    $ 14,748            $ 11,779
 2/28/2005             $ 13,208                    $ 14,699            $ 11,847
 3/31/2005             $ 13,142                    $ 14,607            $ 11,939
 4/30/2005             $ 13,316                    $ 14,837            $ 12,020
 5/31/2005             $ 13,399                    $ 14,942            $ 12,007
 6/30/2005             $ 13,459                    $ 15,034            $ 12,014
 7/31/2005             $ 13,415                    $ 14,966            $ 12,069
 8/31/2005             $ 13,522                    $ 15,118            $ 12,131
 9/30/2005             $ 13,442                    $ 15,016            $ 12,279
10/31/2005             $ 13,362                    $ 14,925            $ 12,304
11/30/2005             $ 13,422                    $ 14,996            $ 12,205
12/31/2005             $ 13,529                    $ 15,125            $ 12,156
 1/31/2006             $ 13,554                    $ 15,166            $ 12,248
 2/28/2006             $ 13,650                    $ 15,268            $ 12,273
 3/31/2006             $ 13,590                    $ 15,163            $ 12,341
 4/30/2006             $ 13,591                    $ 15,157            $ 12,446
 5/31/2006             $ 13,627                    $ 15,225            $ 12,508
 6/30/2006             $ 13,580                    $ 15,167            $ 12,532
 7/31/2006             $ 13,713                    $ 15,348            $ 12,569
 8/31/2006             $ 13,883                    $ 15,576            $ 12,594
 9/30/2006             $ 13,968                    $ 15,684            $ 12,532
10/31/2006             $ 14,042                    $ 15,782            $ 12,464
11/30/2006             $ 14,165                    $ 15,914            $ 12,446
12/31/2006             $ 14,115                    $ 15,858            $ 12,464
 1/31/2007             $ 14,090                    $ 15,817            $ 12,503
 2/28/2007             $ 14,263                    $ 16,025            $ 12,569
 3/31/2007             $ 14,211                    $ 15,986            $ 12,684
 4/30/2007             $ 14,260                    $ 16,033            $ 12,766
 5/31/2007             $ 14,208                    $ 15,962            $ 12,844
 6/30/2007             $ 14,144                    $ 15,880            $ 12,869
 7/31/2007             $ 14,243                    $ 16,003            $ 12,866
 8/31/2007             $ 14,166                    $ 15,934            $ 12,842
 9/30/2007             $ 14,379                    $ 16,169            $ 12,878
10/31/2007             $ 14,441                    $ 16,242            $ 12,905
11/30/2007             $ 14,529                    $ 16,345            $ 12,982
12/31/2007             $ 14,566                    $ 16,390            $ 12,973
 1/31/2008             $ 14,668                    $ 16,597            $ 13,038
 2/29/2008             $ 13,977                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -6.12%
------------------------------
5-Year                  +2.25%
------------------------------
10-Year                 +3.41%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Alabama            Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                    $ 10,000            $ 10,000
 3/31/1998             $ 10,006                    $ 10,009            $ 10,019
 4/30/1998             $  9,995                    $  9,964            $ 10,037
 5/31/1998             $  9,952                    $ 10,121            $ 10,056
 6/30/1998             $  9,946                    $ 10,161            $ 10,068
 7/31/1998             $  9,969                    $ 10,187            $ 10,080
 8/31/1998             $ 10,085                    $ 10,344            $ 10,093
 9/30/1998             $ 10,176                    $ 10,473            $ 10,105
10/31/1998             $ 10,165                    $ 10,473            $ 10,130
11/30/1998             $ 10,196                    $ 10,510            $ 10,130
12/31/1998             $ 10,211                    $ 10,536            $ 10,124
 1/31/1999             $ 10,294                    $ 10,661            $ 10,148
 2/28/1999             $ 10,264                    $ 10,615            $ 10,161
 3/31/1999             $ 10,293                    $ 10,629            $ 10,191
 4/30/1999             $ 10,315                    $ 10,656            $ 10,266
 5/31/1999             $ 10,265                    $ 10,594            $ 10,266
 6/30/1999             $ 10,143                    $ 10,442            $ 10,266
 7/31/1999             $ 10,147                    $ 10,480            $ 10,296
 8/31/1999             $  9,999                    $ 10,396            $ 10,321
 9/30/1999             $ 10,004                    $ 10,400            $ 10,371
10/31/1999             $  9,846                    $ 10,287            $ 10,389
11/30/1999             $  9,895                    $ 10,397            $ 10,395
12/31/1999             $  9,782                    $ 10,319            $ 10,395
 1/31/2000             $  9,686                    $ 10,274            $ 10,426
 2/29/2000             $  9,800                    $ 10,394            $ 10,488
 3/31/2000             $ 10,026                    $ 10,621            $ 10,574
 4/30/2000             $  9,966                    $ 10,558            $ 10,581
 5/31/2000             $  9,916                    $ 10,503            $ 10,593
 6/30/2000             $ 10,145                    $ 10,782            $ 10,649
 7/31/2000             $ 10,263                    $ 10,932            $ 10,673
 8/31/2000             $ 10,400                    $ 11,100            $ 10,673
 9/30/2000             $ 10,320                    $ 11,042            $ 10,729
10/31/2000             $ 10,418                    $ 11,163            $ 10,747
11/30/2000             $ 10,496                    $ 11,247            $ 10,754
12/31/2000             $ 10,690                    $ 11,525            $ 10,747
 1/31/2001             $ 10,692                    $ 11,639            $ 10,815
 2/28/2001             $ 10,733                    $ 11,676            $ 10,859
 3/31/2001             $ 10,793                    $ 11,781            $ 10,883
 4/30/2001             $ 10,679                    $ 11,653            $ 10,926
 5/31/2001             $ 10,788                    $ 11,779            $ 10,976
 6/30/2001             $ 10,878                    $ 11,858            $ 10,994
 7/31/2001             $ 11,047                    $ 12,033            $ 10,964
 8/31/2001             $ 11,236                    $ 12,231            $ 10,964
 9/30/2001             $ 11,188                    $ 12,190            $ 11,013
10/31/2001             $ 11,319                    $ 12,336            $ 10,976
11/30/2001             $ 11,252                    $ 12,232            $ 10,957
12/31/2001             $ 11,122                    $ 12,116            $ 10,914
 1/31/2002             $ 11,251                    $ 12,326            $ 10,939
 2/28/2002             $ 11,371                    $ 12,475            $ 10,982
 3/31/2002             $ 11,190                    $ 12,230            $ 11,044
 4/30/2002             $ 11,323                    $ 12,469            $ 11,106
 5/31/2002             $ 11,405                    $ 12,545            $ 11,106
 6/30/2002             $ 11,497                    $ 12,678            $ 11,112
 7/31/2002             $ 11,641                    $ 12,841            $ 11,124
 8/31/2002             $ 11,734                    $ 12,995            $ 11,161
 9/30/2002             $ 12,002                    $ 13,280            $ 11,180
10/31/2002             $ 11,838                    $ 13,059            $ 11,198
11/30/2002             $ 11,807                    $ 13,005            $ 11,198
12/31/2002             $ 12,036                    $ 13,280            $ 11,174
 1/31/2003             $ 12,025                    $ 13,246            $ 11,223
 2/28/2003             $ 12,170                    $ 13,431            $ 11,309
 3/31/2003             $ 12,191                    $ 13,439            $ 11,377
 4/30/2003             $ 12,295                    $ 13,528            $ 11,353
 5/31/2003             $ 12,559                    $ 13,845            $ 11,334
 6/30/2003             $ 12,524                    $ 13,786            $ 11,347
 7/31/2003             $ 12,063                    $ 13,303            $ 11,359
 8/31/2003             $ 12,189                    $ 13,403            $ 11,402
 9/30/2003             $ 12,540                    $ 13,797            $ 11,439
10/31/2003             $ 12,441                    $ 13,727            $ 11,427
11/30/2003             $ 12,568                    $ 13,870            $ 11,396
12/31/2003             $ 12,672                    $ 13,985            $ 11,384
 1/31/2004             $ 12,754                    $ 14,065            $ 11,439
 2/29/2004             $ 12,935                    $ 14,277            $ 11,501
 3/31/2004             $ 12,910                    $ 14,227            $ 11,575
 4/30/2004             $ 12,588                    $ 13,890            $ 11,612
 5/31/2004             $ 12,552                    $ 13,840            $ 11,680
 6/30/2004             $ 12,604                    $ 13,890            $ 11,717
 7/31/2004             $ 12,755                    $ 14,073            $ 11,699
 8/31/2004             $ 12,974                    $ 14,355            $ 11,705
 9/30/2004             $ 13,048                    $ 14,431            $ 11,729
10/31/2004             $ 13,145                    $ 14,555            $ 11,791
11/30/2004             $ 13,040                    $ 14,435            $ 11,797
12/31/2004             $ 13,194                    $ 14,612            $ 11,754
 1/31/2005             $ 13,325                    $ 14,748            $ 11,779
 2/28/2005             $ 13,276                    $ 14,699            $ 11,847
 3/31/2005             $ 13,203                    $ 14,607            $ 11,939
 4/30/2005             $ 13,370                    $ 14,837            $ 12,020
 5/31/2005             $ 13,446                    $ 14,942            $ 12,007
 6/30/2005             $ 13,500                    $ 15,034            $ 12,014
 7/31/2005             $ 13,451                    $ 14,966            $ 12,069
 8/31/2005             $ 13,551                    $ 15,118            $ 12,131
 9/30/2005             $ 13,466                    $ 15,016            $ 12,279
10/31/2005             $ 13,380                    $ 14,925            $ 12,304
11/30/2005             $ 13,433                    $ 14,996            $ 12,205
12/31/2005             $ 13,534                    $ 15,125            $ 12,156
 1/31/2006             $ 13,552                    $ 15,166            $ 12,248
 2/28/2006             $ 13,641                    $ 15,268            $ 12,273
 3/31/2006             $ 13,576                    $ 15,163            $ 12,341
 4/30/2006             $ 13,570                    $ 15,157            $ 12,446
 5/31/2006             $ 13,600                    $ 15,225            $ 12,508
 6/30/2006             $ 13,547                    $ 15,167            $ 12,532
 7/31/2006             $ 13,672                    $ 15,348            $ 12,569
 8/31/2006             $ 13,834                    $ 15,576            $ 12,594
 9/30/2006             $ 13,924                    $ 15,684            $ 12,532
10/31/2006             $ 13,991                    $ 15,782            $ 12,464
11/30/2006             $ 14,106                    $ 15,914            $ 12,446
12/31/2006             $ 14,050                    $ 15,858            $ 12,464
 1/31/2007             $ 14,007                    $ 15,817            $ 12,503
 2/28/2007             $ 14,171                    $ 16,025            $ 12,569
 3/31/2007             $ 14,126                    $ 15,986            $ 12,684
 4/30/2007             $ 14,155                    $ 16,033            $ 12,766
 5/31/2007             $ 14,097                    $ 15,962            $ 12,844
 6/30/2007             $ 14,040                    $ 15,880            $ 12,869
 7/31/2007             $ 14,119                    $ 16,003            $ 12,866
 8/31/2007             $ 14,037                    $ 15,934            $ 12,842
 9/30/2007             $ 14,240                    $ 16,169            $ 12,878
10/31/2007             $ 14,307                    $ 16,242            $ 12,905
11/30/2007             $ 14,386                    $ 16,345            $ 12,982
12/31/2007             $ 14,417                    $ 16,390            $ 12,973
 1/31/2008             $ 14,510                    $ 16,597            $ 13,038
 2/29/2008             $ 13,826                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -3.33%
------------------------------
5-Year                  +2.59%
------------------------------
10-Year                 +3.29%
------------------------------


                                                              Annual Report | 19

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


20 | Annual Report

Your Fund's Expenses

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07          VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  986.90                   $3.51
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.33                   $3.57
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  985.30                   $6.22
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.60                   $6.32
---------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


22 | Annual Report

Franklin Florida Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks as high a level of income exempt from federal income tax as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   54.1%
AA ...................................    6.3%
A ....................................   13.9%
BBB ..................................    7.1%
Not Rated by S&P .....................   18.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                     MOODY'S   INTERNAL
AAA or Aaa                     7.9%       1.2%
AA or Aa                       0.7%        --
A                              5.2%       0.6%
BBB or Baa                     1.1%       1.9%
----------------------------------------------
Total                         14.9%       3.7%

--------------------------------------------------------------------------------

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.94 on February 28, 2007, to $11.17 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 110.


                                                              Annual Report | 23

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                    CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
March 2007                             4.46 cents     3.91 cents     3.90 cents
--------------------------------------------------------------------------------
April 2007                             4.46 cents     3.91 cents     3.90 cents
--------------------------------------------------------------------------------
May 2007                               4.46 cents     3.91 cents     3.90 cents
--------------------------------------------------------------------------------
June 2007                              4.40 cents     3.87 cents     3.88 cents
--------------------------------------------------------------------------------
July 2007                              4.40 cents     3.87 cents     3.88 cents
--------------------------------------------------------------------------------
August 2007                            4.40 cents     3.87 cents     3.88 cents
--------------------------------------------------------------------------------
September 2007                         4.40 cents     3.86 cents     3.89 cents
--------------------------------------------------------------------------------
October 2007                           4.40 cents     3.86 cents     3.89 cents
--------------------------------------------------------------------------------
November 2007                          4.40 cents     3.86 cents     3.89 cents
--------------------------------------------------------------------------------
December 2007                          4.40 cents     3.85 cents     3.84 cents
--------------------------------------------------------------------------------
January 2008                           4.36 cents     3.81 cents     3.80 cents
--------------------------------------------------------------------------------
February 2008                          4.36 cents     3.81 cents     3.80 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 52.83 cents per share for the same period. 2 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.48% based on an annualization of the current 4.36 cent per share dividend and the maximum offering price of $11.67 on February 29, 2008. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.89% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


24 | Annual Report

STATE UPDATE

After years of above-average growth, Florida's economy decelerated in 2007. For years, the Sunshine State benefited from high population growth levels due to the warm climate, natural resources and favorable tax environment. Housing-related jobs were a large component of the state's total employment. In 2007, Florida's housing-reliant economy felt the brunt of a housing market slowdown as well as the subprime mortgage and credit crises. Housing inventories across the state rose to record-high levels, and construction of single-family homes came to a standstill. These issues also slowed population growth as it became challenging for retirees to sell their homes and move to Florida. Although the construction employment sector was hard hit, the professional and business services, education and health services, and leisure and hospitality sectors experienced job gains. The unemployment rate, while still lower than the national rate, jumped from 3.3% in February 2007 to 4.6% in February 2008. 3

The weakened housing market negatively affected the state's revenues. As the value of their homes dropped, Floridians curtailed spending, resulting in under-performing tax revenues. Fiscal year 2007 revenues totaled $26.4 billion, 1.4% below the estimated level and 2.5% below that of fiscal year 2006. 4 In this weakened economic environment, the state's sales, corporate income and documentary stamp taxes managed to grow slightly but did not meet expectations.

Florida's debt burden remains stable, and its current tax-supported debt for fiscal year 2007 was $18.3 billion. 4 This amount represented $1,011 per capita or 2.8% of personal income, which was close to the national mean. 4 Independent credit rating agency Standard & Poor's assigned Florida a rating of AAA and stable outlook, reflecting the state's strong and conservative financial and budget management practices, swift response to increased budget pressures, and moderate debt burden. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               29.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    11.9%
--------------------------------------------------------------------------------
Utilities                                                                 11.5%
--------------------------------------------------------------------------------
Transportation                                                            11.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       9.5%
--------------------------------------------------------------------------------
General Obligation                                                         7.9%
--------------------------------------------------------------------------------
Other Revenue                                                              6.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              5.4%
--------------------------------------------------------------------------------
Housing                                                                    4.1%
--------------------------------------------------------------------------------
Higher Education                                                           2.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.3%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "State Review: Florida," RATINGSDIRECT, 12/17/07.

5. This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 25

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


26 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FRFLX)                          CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.77     $11.17     $11.94
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.5283
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0271
--------------------------------------------------------------------------------
   TOTAL                                $0.5554
--------------------------------------------------------------------------------
CLASS B   (SYMBOL: FRFBX)                          CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.77     $11.25     $12.02
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4633
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0271
--------------------------------------------------------------------------------
   TOTAL                                $0.4904
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FRFIX)                          CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.77     $11.32     $12.09
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4639
--------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.0271
--------------------------------------------------------------------------------
   TOTAL                                $0.4910
--------------------------------------------------------------------------------


                                                              Annual Report | 27

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -1.83%    +17.54%         +53.63%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -6.00%     +2.39%          +3.93%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -3.21%     +2.91%          +4.20%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.48%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.89%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.48%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.35%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.61%
--------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR     5-YEAR    INCEPTION (2/1/00)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.43%    +14.32%         +46.39%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -6.18%     +2.38%          +4.83%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -3.30%     +2.91%          +5.13%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.06%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.25%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.07%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.72%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.16%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.41%    +14.42%         +45.53%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -3.35%     +2.73%          +3.82%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -0.40%     +3.26%          +4.09%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.03%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.20%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.08%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.74%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.15%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


28 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Florida             Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $  9,573                    $ 10,000             $ 10,000
 3/31/1998            $  9,590                    $ 10,009             $ 10,019
 4/30/1998            $  9,576                    $  9,964             $ 10,037
 5/31/1998            $  9,691                    $ 10,121             $ 10,056
 6/30/1998            $  9,725                    $ 10,161             $ 10,068
 7/31/1998            $  9,760                    $ 10,187             $ 10,080
 8/31/1998            $  9,885                    $ 10,344             $ 10,093
 9/30/1998            $  9,978                    $ 10,473             $ 10,105
10/31/1998            $  9,988                    $ 10,473             $ 10,130
11/30/1998            $ 10,032                    $ 10,510             $ 10,130
12/31/1998            $ 10,064                    $ 10,536             $ 10,124
 1/31/1999            $ 10,141                    $ 10,661             $ 10,148
 2/28/1999            $ 10,125                    $ 10,615             $ 10,161
 3/31/1999            $ 10,134                    $ 10,629             $ 10,191
 4/30/1999            $ 10,159                    $ 10,656             $ 10,266
 5/31/1999            $ 10,108                    $ 10,594             $ 10,266
 6/30/1999            $  9,979                    $ 10,442             $ 10,266
 7/31/1999            $  9,987                    $ 10,480             $ 10,296
 8/31/1999            $  9,901                    $ 10,396             $ 10,321
 9/30/1999            $  9,866                    $ 10,400             $ 10,371
10/31/1999            $  9,725                    $ 10,287             $ 10,389
11/30/1999            $  9,804                    $ 10,397             $ 10,395
12/31/1999            $  9,725                    $ 10,319             $ 10,395
 1/31/2000            $  9,662                    $ 10,274             $ 10,426
 2/29/2000            $  9,761                    $ 10,394             $ 10,488
 3/31/2000            $  9,976                    $ 10,621             $ 10,574
 4/30/2000            $  9,922                    $ 10,558             $ 10,581
 5/31/2000            $  9,860                    $ 10,503             $ 10,593
 6/30/2000            $ 10,105                    $ 10,782             $ 10,649
 7/31/2000            $ 10,252                    $ 10,932             $ 10,673
 8/31/2000            $ 10,390                    $ 11,100             $ 10,673
 9/30/2000            $ 10,344                    $ 11,042             $ 10,729
10/31/2000            $ 10,446                    $ 11,163             $ 10,747
11/30/2000            $ 10,530                    $ 11,247             $ 10,754
12/31/2000            $ 10,792                    $ 11,525             $ 10,747
 1/31/2001            $ 10,858                    $ 11,639             $ 10,815
 2/28/2001            $ 10,915                    $ 11,676             $ 10,859
 3/31/2001            $ 11,010                    $ 11,781             $ 10,883
 4/30/2001            $ 10,906                    $ 11,653             $ 10,926
 5/31/2001            $ 11,012                    $ 11,779             $ 10,976
 6/30/2001            $ 11,088                    $ 11,858             $ 10,994
 7/31/2001            $ 11,271                    $ 12,033             $ 10,964
 8/31/2001            $ 11,455                    $ 12,231             $ 10,964
 9/30/2001            $ 11,426                    $ 12,190             $ 11,013
10/31/2001            $ 11,572                    $ 12,336             $ 10,976
11/30/2001            $ 11,474                    $ 12,232             $ 10,957
12/31/2001            $ 11,364                    $ 12,116             $ 10,914
 1/31/2002            $ 11,541                    $ 12,326             $ 10,939
 2/28/2002            $ 11,659                    $ 12,475             $ 10,982
 3/31/2002            $ 11,458                    $ 12,230             $ 11,044
 4/30/2002            $ 11,637                    $ 12,469             $ 11,106
 5/31/2002            $ 11,706                    $ 12,545             $ 11,106
 6/30/2002            $ 11,815                    $ 12,678             $ 11,112
 7/31/2002            $ 11,955                    $ 12,841             $ 11,124
 8/31/2002            $ 12,106                    $ 12,995             $ 11,161
 9/30/2002            $ 12,400                    $ 13,280             $ 11,180
10/31/2002            $ 12,152                    $ 13,059             $ 11,198
11/30/2002            $ 12,099                    $ 13,005             $ 11,198
12/31/2002            $ 12,355                    $ 13,280             $ 11,174
 1/31/2003            $ 12,351                    $ 13,246             $ 11,223
 2/28/2003            $ 12,515                    $ 13,431             $ 11,309
 3/31/2003            $ 12,543                    $ 13,439             $ 11,377
 4/30/2003            $ 12,644                    $ 13,528             $ 11,353
 5/31/2003            $ 12,946                    $ 13,845             $ 11,334
 6/30/2003            $ 12,910                    $ 13,786             $ 11,347
 7/31/2003            $ 12,427                    $ 13,303             $ 11,359
 8/31/2003            $ 12,509                    $ 13,403             $ 11,402
 9/30/2003            $ 12,837                    $ 13,797             $ 11,439
10/31/2003            $ 12,769                    $ 13,727             $ 11,427
11/30/2003            $ 12,927                    $ 13,870             $ 11,396
12/31/2003            $ 13,031                    $ 13,985             $ 11,384
 1/31/2004            $ 13,135                    $ 14,065             $ 11,439
 2/29/2004            $ 13,328                    $ 14,277             $ 11,501
 3/31/2004            $ 13,290                    $ 14,227             $ 11,575
 4/30/2004            $ 12,966                    $ 13,890             $ 11,612
 5/31/2004            $ 12,907                    $ 13,840             $ 11,680
 6/30/2004            $ 12,936                    $ 13,890             $ 11,717
 7/31/2004            $ 13,121                    $ 14,073             $ 11,699
 8/31/2004            $ 13,362                    $ 14,355             $ 11,705
 9/30/2004            $ 13,459                    $ 14,431             $ 11,729
10/31/2004            $ 13,578                    $ 14,555             $ 11,791
11/30/2004            $ 13,483                    $ 14,435             $ 11,797
12/31/2004            $ 13,648                    $ 14,612             $ 11,754
 1/31/2005            $ 13,803                    $ 14,748             $ 11,779
 2/28/2005            $ 13,764                    $ 14,699             $ 11,847
 3/31/2005            $ 13,714                    $ 14,607             $ 11,939
 4/30/2005            $ 13,905                    $ 14,837             $ 12,020
 5/31/2005            $ 14,016                    $ 14,942             $ 12,007
 6/30/2005            $ 14,081                    $ 15,034             $ 12,014
 7/31/2005            $ 14,018                    $ 14,966             $ 12,069
 8/31/2005            $ 14,154                    $ 15,118             $ 12,131
 9/30/2005            $ 14,066                    $ 15,016             $ 12,279
10/31/2005            $ 14,014                    $ 14,925             $ 12,304
11/30/2005            $ 14,067                    $ 14,996             $ 12,205
12/31/2005            $ 14,180                    $ 15,125             $ 12,156
 1/31/2006            $ 14,210                    $ 15,166             $ 12,248
 2/28/2006            $ 14,324                    $ 15,268             $ 12,273
 3/31/2006            $ 14,234                    $ 15,163             $ 12,341
 4/30/2006            $ 14,252                    $ 15,157             $ 12,446
 5/31/2006            $ 14,294                    $ 15,225             $ 12,508
 6/30/2006            $ 14,263                    $ 15,167             $ 12,532
 7/31/2006            $ 14,403                    $ 15,348             $ 12,569
 8/31/2006            $ 14,580                    $ 15,576             $ 12,594
 9/30/2006            $ 14,684                    $ 15,684             $ 12,532
10/31/2006            $ 14,764                    $ 15,782             $ 12,464
11/30/2006            $ 14,893                    $ 15,914             $ 12,446
12/31/2006            $ 14,849                    $ 15,858             $ 12,464
 1/31/2007            $ 14,818                    $ 15,817             $ 12,503
 2/28/2007            $ 14,986                    $ 16,025             $ 12,569
 3/31/2007            $ 14,954                    $ 15,986             $ 12,684
 4/30/2007            $ 14,985                    $ 16,033             $ 12,766
 5/31/2007            $ 14,940                    $ 15,962             $ 12,844
 6/30/2007            $ 14,882                    $ 15,880             $ 12,869
 7/31/2007            $ 14,989                    $ 16,003             $ 12,866
 8/31/2007            $ 14,917                    $ 15,934             $ 12,842
 9/30/2007            $ 15,103                    $ 16,169             $ 12,878
10/31/2007            $ 15,159                    $ 16,242             $ 12,905
11/30/2007            $ 15,216                    $ 16,345             $ 12,982
12/31/2007            $ 15,244                    $ 16,390             $ 12,973
 1/31/2008            $ 15,379                    $ 16,597             $ 13,038
 2/29/2008            $ 14,707                    $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/29/08
---------------------------------------
1-Year                           -6.00%
---------------------------------------
5-Year                           +2.39%
---------------------------------------
10-Year                          +3.93%
---------------------------------------

CLASS B (2/1/00-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Florida             Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  2/1/2000            $ 10,000                    $ 10,000             $ 10,000
 2/29/2000            $ 10,102                    $ 10,116             $ 10,059
 3/31/2000            $ 10,329                    $ 10,337             $ 10,142
 4/30/2000            $ 10,269                    $ 10,276             $ 10,148
 5/31/2000            $ 10,199                    $ 10,223             $ 10,160
 6/30/2000            $ 10,457                    $ 10,494             $ 10,213
 7/31/2000            $ 10,603                    $ 10,640             $ 10,237
 8/31/2000            $ 10,741                    $ 10,804             $ 10,237
 9/30/2000            $ 10,688                    $ 10,747             $ 10,290
10/31/2000            $ 10,793                    $ 10,865             $ 10,308
11/30/2000            $ 10,884                    $ 10,947             $ 10,314
12/31/2000            $ 11,139                    $ 11,217             $ 10,308
 1/31/2001            $ 11,212                    $ 11,328             $ 10,373
 2/28/2001            $ 11,265                    $ 11,364             $ 10,415
 3/31/2001            $ 11,357                    $ 11,466             $ 10,438
 4/30/2001            $ 11,254                    $ 11,342             $ 10,480
 5/31/2001            $ 11,347                    $ 11,464             $ 10,527
 6/30/2001            $ 11,420                    $ 11,541             $ 10,545
 7/31/2001            $ 11,613                    $ 11,712             $ 10,515
 8/31/2001            $ 11,797                    $ 11,905             $ 10,515
 9/30/2001            $ 11,762                    $ 11,865             $ 10,563
10/31/2001            $ 11,896                    $ 12,006             $ 10,527
11/30/2001            $ 11,810                    $ 11,905             $ 10,509
12/31/2001            $ 11,693                    $ 11,792             $ 10,468
 1/31/2002            $ 11,868                    $ 11,997             $ 10,492
 2/28/2002            $ 11,983                    $ 12,141             $ 10,533
 3/31/2002            $ 11,761                    $ 11,903             $ 10,592
 4/30/2002            $ 11,938                    $ 12,136             $ 10,652
 5/31/2002            $ 12,013                    $ 12,210             $ 10,652
 6/30/2002            $ 12,119                    $ 12,339             $ 10,658
 7/31/2002            $ 12,256                    $ 12,498             $ 10,669
 8/31/2002            $ 12,405                    $ 12,648             $ 10,705
 9/30/2002            $ 12,710                    $ 12,925             $ 10,723
10/31/2002            $ 12,441                    $ 12,711             $ 10,741
11/30/2002            $ 12,381                    $ 12,658             $ 10,741
12/31/2002            $ 12,647                    $ 12,925             $ 10,717
 1/31/2003            $ 12,627                    $ 12,892             $ 10,764
 2/28/2003            $ 12,798                    $ 13,072             $ 10,847
 3/31/2003            $ 12,820                    $ 13,080             $ 10,912
 4/30/2003            $ 12,918                    $ 13,167             $ 10,889
 5/31/2003            $ 13,218                    $ 13,475             $ 10,871
 6/30/2003            $ 13,176                    $ 13,418             $ 10,883
 7/31/2003            $ 12,669                    $ 12,948             $ 10,895
 8/31/2003            $ 12,756                    $ 13,045             $ 10,936
 9/30/2003            $ 13,083                    $ 13,428             $ 10,972
10/31/2003            $ 13,007                    $ 13,361             $ 10,960
11/30/2003            $ 13,161                    $ 13,500             $ 10,930
12/31/2003            $ 13,261                    $ 13,612             $ 10,918
 1/31/2004            $ 13,361                    $ 13,690             $ 10,972
 2/29/2004            $ 13,561                    $ 13,896             $ 11,031
 3/31/2004            $ 13,517                    $ 13,847             $ 11,102
 4/30/2004            $ 13,173                    $ 13,519             $ 11,137
 5/31/2004            $ 13,107                    $ 13,470             $ 11,203
 6/30/2004            $ 13,129                    $ 13,519             $ 11,238
 7/31/2004            $ 13,308                    $ 13,697             $ 11,220
 8/31/2004            $ 13,556                    $ 13,972             $ 11,226
 9/30/2004            $ 13,646                    $ 14,046             $ 11,250
10/31/2004            $ 13,760                    $ 14,167             $ 11,309
11/30/2004            $ 13,647                    $ 14,050             $ 11,315
12/31/2004            $ 13,830                    $ 14,221             $ 11,274
 1/31/2005            $ 13,968                    $ 14,354             $ 11,297
 2/28/2005            $ 13,922                    $ 14,307             $ 11,363
 3/31/2005            $ 13,865                    $ 14,216             $ 11,451
 4/30/2005            $ 14,062                    $ 14,441             $ 11,528
 5/31/2005            $ 14,155                    $ 14,543             $ 11,517
 6/30/2005            $ 14,226                    $ 14,633             $ 11,523
 7/31/2005            $ 14,145                    $ 14,567             $ 11,576
 8/31/2005            $ 14,274                    $ 14,714             $ 11,635
 9/30/2005            $ 14,181                    $ 14,615             $ 11,777
10/31/2005            $ 14,121                    $ 14,526             $ 11,801
11/30/2005            $ 14,169                    $ 14,596             $ 11,706
12/31/2005            $ 14,287                    $ 14,721             $ 11,659
 1/31/2006            $ 14,299                    $ 14,761             $ 11,748
 2/28/2006            $ 14,406                    $ 14,860             $ 11,771
 3/31/2006            $ 14,309                    $ 14,758             $ 11,836
 4/30/2006            $ 14,321                    $ 14,752             $ 11,937
 5/31/2006            $ 14,356                    $ 14,818             $ 11,996
 6/30/2006            $ 14,319                    $ 14,762             $ 12,020
 7/31/2006            $ 14,452                    $ 14,938             $ 12,056
 8/31/2006            $ 14,634                    $ 15,160             $ 12,079
 9/30/2006            $ 14,731                    $ 15,265             $ 12,020
10/31/2006            $ 14,804                    $ 15,361             $ 11,955
11/30/2006            $ 14,914                    $ 15,489             $ 11,937
12/31/2006            $ 14,875                    $ 15,434             $ 11,955
 1/31/2007            $ 14,837                    $ 15,395             $ 11,991
 2/28/2007            $ 14,998                    $ 15,597             $ 12,056
 3/31/2007            $ 14,959                    $ 15,559             $ 12,165
 4/30/2007            $ 14,983                    $ 15,605             $ 12,244
 5/31/2007            $ 14,919                    $ 15,536             $ 12,319
 6/30/2007            $ 14,867                    $ 15,455             $ 12,343
 7/31/2007            $ 14,954                    $ 15,575             $ 12,340
 8/31/2007            $ 14,876                    $ 15,508             $ 12,317
 9/30/2007            $ 15,066                    $ 15,738             $ 12,351
10/31/2007            $ 15,115                    $ 15,808             $ 12,378
11/30/2007            $ 15,164                    $ 15,909             $ 12,451
12/31/2007            $ 15,185                    $ 15,953             $ 12,443
 1/31/2008            $ 15,311                    $ 16,154             $ 12,505
 2/29/2008            $ 14,639                    $ 15,414             $ 12,541

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS B                         2/29/08
---------------------------------------
1-Year                           -6.18%
---------------------------------------
5-Year                           +2.38%
---------------------------------------
Since Inception (2/1/00)         +4.83%
---------------------------------------


                                                              Annual Report | 29

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                         2/29/08
---------------------------------------
1-Year                           -3.35%
---------------------------------------
5-Year                           +2.73%
---------------------------------------
10-Year                          +3.82%
---------------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Florida            Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $ 10,000                    $ 10,000             $ 10,000
 3/31/1998            $ 10,014                    $ 10,009             $ 10,019
 4/30/1998            $  9,994                      $9,964             $ 10,037
 5/31/1998            $ 10,109                    $ 10,121             $ 10,056
 6/30/1998            $ 10,148                    $ 10,161             $ 10,068
 7/31/1998            $ 10,171                    $ 10,187             $ 10,080
 8/31/1998            $ 10,304                    $ 10,344             $ 10,093
 9/30/1998            $ 10,387                    $ 10,473             $ 10,105
10/31/1998            $ 10,392                    $ 10,473             $ 10,130
11/30/1998            $ 10,441                    $ 10,510             $ 10,130
12/31/1998            $ 10,461                    $ 10,536             $ 10,124
 1/31/1999            $ 10,545                    $ 10,661             $ 10,148
 2/28/1999            $ 10,523                    $ 10,615             $ 10,161
 3/31/1999            $ 10,527                    $ 10,629             $ 10,191
 4/30/1999            $ 10,548                    $ 10,656             $ 10,266
 5/31/1999            $ 10,490                    $ 10,594             $ 10,266
 6/30/1999            $ 10,353                    $ 10,442             $ 10,266
 7/31/1999            $ 10,357                    $ 10,480             $ 10,296
 8/31/1999            $ 10,254                    $ 10,396             $ 10,321
 9/30/1999            $ 10,213                    $ 10,400             $ 10,371
10/31/1999            $ 10,064                    $ 10,287             $ 10,389
11/30/1999            $ 10,150                    $ 10,397             $ 10,395
12/31/1999            $ 10,063                    $ 10,319             $ 10,395
 1/31/2000            $  9,986                    $ 10,274             $ 10,426
 2/29/2000            $ 10,082                    $ 10,394             $ 10,488
 3/31/2000            $ 10,307                    $ 10,621             $ 10,574
 4/30/2000            $ 10,239                    $ 10,558             $ 10,581
 5/31/2000            $ 10,170                    $ 10,503             $ 10,593
 6/30/2000            $ 10,426                    $ 10,782             $ 10,649
 7/31/2000            $ 10,571                    $ 10,932             $ 10,673
 8/31/2000            $ 10,707                    $ 11,100             $ 10,673
 9/30/2000            $ 10,655                    $ 11,042             $ 10,729
10/31/2000            $ 10,755                    $ 11,163             $ 10,747
11/30/2000            $ 10,846                    $ 11,247             $ 10,754
12/31/2000            $ 11,098                    $ 11,525             $ 10,747
 1/31/2001            $ 11,170                    $ 11,639             $ 10,815
 2/28/2001            $ 11,223                    $ 11,676             $ 10,859
 3/31/2001            $ 11,314                    $ 11,781             $ 10,883
 4/30/2001            $ 11,203                    $ 11,653             $ 10,926
 5/31/2001            $ 11,295                    $ 11,779             $ 10,976
 6/30/2001            $ 11,378                    $ 11,858             $ 10,994
 7/31/2001            $ 11,559                    $ 12,033             $ 10,964
 8/31/2001            $ 11,740                    $ 12,231             $ 10,964
 9/30/2001            $ 11,705                    $ 12,190             $ 11,013
10/31/2001            $ 11,848                    $ 12,336             $ 10,976
11/30/2001            $ 11,753                    $ 12,232             $ 10,957
12/31/2001            $ 11,627                    $ 12,116             $ 10,914
 1/31/2002            $ 11,811                    $ 12,326             $ 10,939
 2/28/2002            $ 11,925                    $ 12,475             $ 10,982
 3/31/2002            $ 11,706                    $ 12,230             $ 11,044
 4/30/2002            $ 11,881                    $ 12,469             $ 11,106
 5/31/2002            $ 11,945                    $ 12,545             $ 11,106
 6/30/2002            $ 12,050                    $ 12,678             $ 11,112
 7/31/2002            $ 12,196                    $ 12,841             $ 11,124
 8/31/2002            $ 12,343                    $ 12,995             $ 11,161
 9/30/2002            $ 12,645                    $ 13,280             $ 11,180
10/31/2002            $ 12,379                    $ 13,059             $ 11,198
11/30/2002            $ 12,319                    $ 13,005             $ 11,198
12/31/2002            $ 12,582                    $ 13,280             $ 11,174
 1/31/2003            $ 12,563                    $ 13,246             $ 11,223
 2/28/2003            $ 12,722                    $ 13,431             $ 11,309
 3/31/2003            $ 12,744                    $ 13,439             $ 11,377
 4/30/2003            $ 12,852                    $ 13,528             $ 11,353
 5/31/2003            $ 13,139                    $ 13,845             $ 11,334
 6/30/2003            $ 13,107                    $ 13,786             $ 11,347
 7/31/2003            $ 12,605                    $ 13,303             $ 11,359
 8/31/2003            $ 12,680                    $ 13,403             $ 11,402
 9/30/2003            $ 13,013                    $ 13,797             $ 11,439
10/31/2003            $ 12,938                    $ 13,727             $ 11,427
11/30/2003            $ 13,089                    $ 13,870             $ 11,396
12/31/2003            $ 13,188                    $ 13,985             $ 11,384
 1/31/2004            $ 13,287                    $ 14,065             $ 11,439
 2/29/2004            $ 13,475                    $ 14,277             $ 11,501
 3/31/2004            $ 13,432                    $ 14,227             $ 11,575
 4/30/2004            $ 13,104                    $ 13,890             $ 11,612
 5/31/2004            $ 13,039                    $ 13,840             $ 11,680
 6/30/2004            $ 13,061                    $ 13,890             $ 11,717
 7/31/2004            $ 13,238                    $ 14,073             $ 11,699
 8/31/2004            $ 13,471                    $ 14,355             $ 11,705
 9/30/2004            $ 13,561                    $ 14,431             $ 11,729
10/31/2004            $ 13,684                    $ 14,555             $ 11,791
11/30/2004            $ 13,571                    $ 14,435             $ 11,797
12/31/2004            $ 13,741                    $ 14,612             $ 11,754
 1/31/2005            $ 13,889                    $ 14,748             $ 11,779
 2/28/2005            $ 13,844                    $ 14,699             $ 11,847
 3/31/2005            $ 13,787                    $ 14,607             $ 11,939
 4/30/2005            $ 13,982                    $ 14,837             $ 12,020
 5/31/2005            $ 14,086                    $ 14,942             $ 12,007
 6/30/2005            $ 14,144                    $ 15,034             $ 12,014
 7/31/2005            $ 14,075                    $ 14,966             $ 12,069
 8/31/2005            $ 14,204                    $ 15,118             $ 12,131
 9/30/2005            $ 14,111                    $ 15,016             $ 12,279
10/31/2005            $ 14,040                    $ 14,925             $ 12,304
11/30/2005            $ 14,098                    $ 14,996             $ 12,205
12/31/2005            $ 14,204                    $ 15,125             $ 12,156
 1/31/2006            $ 14,227                    $ 15,166             $ 12,248
 2/28/2006            $ 14,322                    $ 15,268             $ 12,273
 3/31/2006            $ 14,226                    $ 15,163             $ 12,341
 4/30/2006            $ 14,249                    $ 15,157             $ 12,446
 5/31/2006            $ 14,284                    $ 15,225             $ 12,508
 6/30/2006            $ 14,235                    $ 15,167             $ 12,532
 7/31/2006            $ 14,379                    $ 15,348             $ 12,569
 8/31/2006            $ 14,547                    $ 15,576             $ 12,594
 9/30/2006            $ 14,643                    $ 15,684             $ 12,532
10/31/2006            $ 14,715                    $ 15,782             $ 12,464
11/30/2006            $ 14,836                    $ 15,914             $ 12,446
12/31/2006            $ 14,798                    $ 15,858             $ 12,464
 1/31/2007            $ 14,747                    $ 15,817             $ 12,503
 2/28/2007            $ 14,918                    $ 16,025             $ 12,569
 3/31/2007            $ 14,880                    $ 15,986             $ 12,684
 4/30/2007            $ 14,903                    $ 16,033             $ 12,766
 5/31/2007            $ 14,840                    $ 15,962             $ 12,844
 6/30/2007            $ 14,789                    $ 15,880             $ 12,869
 7/31/2007            $ 14,875                    $ 16,003             $ 12,866
 8/31/2007            $ 14,798                    $ 15,934             $ 12,842
 9/30/2007            $ 14,973                    $ 16,169             $ 12,878
10/31/2007            $ 15,035                    $ 16,242             $ 12,905
11/30/2007            $ 15,084                    $ 16,345             $ 12,982
12/31/2007            $ 15,104                    $ 16,390             $ 12,973
 1/31/2008            $ 15,229                    $ 16,597             $ 13,038
 2/29/2008            $ 14,553                    $ 15,837             $ 13,076

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


30 | Annual Report

Your Fund's Expenses

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 9/1/07           VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  986.00                   $3.01
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.83                   $3.07
--------------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  983.40                   $5.72
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.10                   $5.82
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  983.60                   $5.72
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.10                   $5.82
--------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; B: 1.16%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


32 | Annual Report

Franklin Georgia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

AAA .....................................   58.9%
AA ......................................   11.4%
A .......................................   12.0%
BBB .....................................    2.6%
Below Investment Grade ..................    1.4%
Not Rated by S&P ........................   13.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                   MOODY'S
AAA or Aaa                                   9.0%
AA or Aa                                     1.3%
A                                            2.8%
BBB or Baa                                   0.6%
-------------------------------------------------
Total                                       13.7%

--------------------------------------------------------------------------------

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.20 on February 28, 2007, to $11.36 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 120.


                                                              Annual Report | 33

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                        ------------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March 2007                                              4.10 cents   3.55 cents
--------------------------------------------------------------------------------
April 2007                                              4.10 cents   3.55 cents
--------------------------------------------------------------------------------
May 2007                                                4.10 cents   3.55 cents
--------------------------------------------------------------------------------
June 2007                                               4.10 cents   3.54 cents
--------------------------------------------------------------------------------
July 2007                                               4.10 cents   3.54 cents
--------------------------------------------------------------------------------
August 2007                                             4.10 cents   3.54 cents
--------------------------------------------------------------------------------
September 2007                                          4.10 cents   3.54 cents
--------------------------------------------------------------------------------
October 2007                                            4.10 cents   3.54 cents
--------------------------------------------------------------------------------
November 2007                                           4.10 cents   3.54 cents
--------------------------------------------------------------------------------
December 2007                                           4.10 cents   3.54 cents
--------------------------------------------------------------------------------
January 2008                                            4.10 cents   3.54 cents
--------------------------------------------------------------------------------
February 2008                                           4.10 cents   3.54 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 49.26 cents per share for the same period. 2 The Performance Summary beginning on page 37 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.15% based on an annualization of the current 4.10 cent per share dividend and the maximum offering price of $11.86 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.79% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

In 2007, Georgia's economy continued to grow and outperformed the national average as the state attracted employers due to its location, climate and cost. For most of the period under review, Georgia's unemployment rate remained slightly below the national rate. In February 2008, however, it jumped to 5.2%,

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


34 | Annual Report
which was higher than the 4.8% national rate. 3 Most major sectors of the economy experienced positive growth on a year-by-year basis. The trade, transportation and utilities sector, a major contributor to local employment, performed well due to Delta Air Lines' recovery from bankruptcy, AirTran Airways' expansion and the Port of Savannah's growth. The beleaguered construction sector did not fare as well, and posted very slight employment gains. Reflecting the impact of the subprime mortgage crisis, residential building permit activity dropped off, but housing construction job losses were offset by commercial development. The state experienced job losses in the manufacturing sector, as the state continued to struggle with the closure of the General Motors plant in the Atlanta area. Employment in this sector is expected to pick up, however, once Kia Motors and Hyundai Motor move into their new facilities.

According to estimates, Georgia's tax collections grew 8.1% in fiscal year 2007, exceeding projections by 4.5%. 4 The state's total available balances increased to $1.6 billion, or 8.9% of fiscal year 2007 general fund reserves, reflecting strong individual income tax collections. 4 Sales and use tax receipts also increased, although the rate of growth slowed considerably. This slowdown is attributed to factors including the impact of higher gas prices on discretionary consumer spending and the declining housing market's effect on demand for construction materials and the availability of home-equity loans.

Georgia's debt burden grew in 2007 due to a highway project grant-anticipation revenue vehicle program that commenced recently. The state carries $916 of net tax-supported debt per capita, compared to the national median of $787. 4 Independent credit rating agency Standard & Poor's assigned Georgia its highest rating of AAA. 5 This rating was based on the state's employment growth, strong fiscal monitoring and oversight, continued revenue growth in excess of budgeted amounts, and the reestablishment of budget reserves.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                27.3%
--------------------------------------------------------------------------------
Utilities                                                                  24.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       14.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     10.1%
--------------------------------------------------------------------------------
Higher Education                                                            7.3%
--------------------------------------------------------------------------------
General Obligation                                                          7.1%
--------------------------------------------------------------------------------
Transportation                                                              3.3%
--------------------------------------------------------------------------------
Housing                                                                     1.9%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.5%
--------------------------------------------------------------------------------
Other Revenue                                                               1.5%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.5%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

3. Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, "New issue: Georgia (State of)," 11/28/07.

5. This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 35

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


36 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FTGAX)                        CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.84     $11.36     $12.20
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                      $0.4926
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FGAIX)                        CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.84     $11.47     $12.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                      $0.4255
--------------------------------------------------------------------------------


                                                              Annual Report | 37

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.97%    +17.17%         +49.54%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -7.08%     +2.33%          +3.65%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -3.55%     +2.99%          +3.97%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.15%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.79%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.42%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.60%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.73%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -3.48%    +14.01%         +41.59%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -4.41%     +2.66%          +3.54%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -0.77%     +3.33%          +3.87%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.69%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.04%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.00%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.91%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.28%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


38 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Georgia             Lehman Brothers
   Date         Tax-Free Income Fund        Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $  9,573                     $ 10,000            $ 10,000
 3/31/1998            $  9,591                     $ 10,009            $ 10,019
 4/30/1998            $  9,584                     $  9,964            $ 10,037
 5/31/1998            $  9,706                     $ 10,121            $ 10,056
 6/30/1998            $  9,735                     $ 10,161            $ 10,068
 7/31/1998            $  9,753                     $ 10,187            $ 10,080
 8/31/1998            $  9,868                     $ 10,344            $ 10,093
 9/30/1998            $  9,982                     $ 10,473            $ 10,105
10/31/1998            $  9,958                     $ 10,473            $ 10,130
11/30/1998            $ 10,000                     $ 10,510            $ 10,130
12/31/1998            $ 10,034                     $ 10,536            $ 10,124
 1/31/1999            $ 10,109                     $ 10,661            $ 10,148
 2/28/1999            $ 10,075                     $ 10,615            $ 10,161
 3/31/1999            $ 10,091                     $ 10,629            $ 10,191
 4/30/1999            $ 10,124                     $ 10,656            $ 10,266
 5/31/1999            $ 10,074                     $ 10,594            $ 10,266
 6/30/1999            $  9,939                     $ 10,442            $ 10,266
 7/31/1999            $  9,947                     $ 10,480            $ 10,296
 8/31/1999            $  9,827                     $ 10,396            $ 10,321
 9/30/1999            $  9,801                     $ 10,400            $ 10,371
10/31/1999            $  9,663                     $ 10,287            $ 10,389
11/30/1999            $  9,731                     $ 10,397            $ 10,395
12/31/1999            $  9,644                     $ 10,319            $ 10,395
 1/31/2000            $  9,556                     $ 10,274            $ 10,426
 2/29/2000            $  9,696                     $ 10,394            $ 10,488
 3/31/2000            $  9,925                     $ 10,621            $ 10,574
 4/30/2000            $  9,880                     $ 10,558            $ 10,581
 5/31/2000            $  9,818                     $ 10,503            $ 10,593
 6/30/2000            $ 10,076                     $ 10,782            $ 10,649
 7/31/2000            $ 10,192                     $ 10,932            $ 10,673
 8/31/2000            $ 10,353                     $ 11,100            $ 10,673
 9/30/2000            $ 10,280                     $ 11,042            $ 10,729
10/31/2000            $ 10,406                     $ 11,163            $ 10,747
11/30/2000            $ 10,496                     $ 11,247            $ 10,754
12/31/2000            $ 10,751                     $ 11,525            $ 10,747
 1/31/2001            $ 10,814                     $ 11,639            $ 10,815
 2/28/2001            $ 10,859                     $ 11,676            $ 10,859
 3/31/2001            $ 10,959                     $ 11,781            $ 10,883
 4/30/2001            $ 10,846                     $ 11,653            $ 10,926
 5/31/2001            $ 10,938                     $ 11,779            $ 10,976
 6/30/2001            $ 11,030                     $ 11,858            $ 10,994
 7/31/2001            $ 11,188                     $ 12,033            $ 10,964
 8/31/2001            $ 11,366                     $ 12,231            $ 10,964
 9/30/2001            $ 11,288                     $ 12,190            $ 11,013
10/31/2001            $ 11,448                     $ 12,336            $ 10,976
11/30/2001            $ 11,360                     $ 12,232            $ 10,957
12/31/2001            $ 11,251                     $ 12,116            $ 10,914
 1/31/2002            $ 11,393                     $ 12,326            $ 10,939
 2/28/2002            $ 11,526                     $ 12,475            $ 10,982
 3/31/2002            $ 11,328                     $ 12,230            $ 11,044
 4/30/2002            $ 11,472                     $ 12,469            $ 11,106
 5/31/2002            $ 11,528                     $ 12,545            $ 11,106
 6/30/2002            $ 11,623                     $ 12,678            $ 11,112
 7/31/2002            $ 11,759                     $ 12,841            $ 11,124
 8/31/2002            $ 11,865                     $ 12,995            $ 11,161
 9/30/2002            $ 12,121                     $ 13,280            $ 11,180
10/31/2002            $ 11,868                     $ 13,059            $ 11,198
11/30/2002            $ 11,845                     $ 13,005            $ 11,198
12/31/2002            $ 12,084                     $ 13,280            $ 11,174
 1/31/2003            $ 12,060                     $ 13,246            $ 11,223
 2/28/2003            $ 12,220                     $ 13,431            $ 11,309
 3/31/2003            $ 12,227                     $ 13,439            $ 11,377
 4/30/2003            $ 12,357                     $ 13,528            $ 11,353
 5/31/2003            $ 12,651                     $ 13,845            $ 11,334
 6/30/2003            $ 12,677                     $ 13,786            $ 11,347
 7/31/2003            $ 12,153                     $ 13,303            $ 11,359
 8/31/2003            $ 12,262                     $ 13,403            $ 11,402
 9/30/2003            $ 12,622                     $ 13,797            $ 11,439
10/31/2003            $ 12,523                     $ 13,727            $ 11,427
11/30/2003            $ 12,665                     $ 13,870            $ 11,396
12/31/2003            $ 12,785                     $ 13,985            $ 11,384
 1/31/2004            $ 12,884                     $ 14,065            $ 11,439
 2/29/2004            $ 13,079                     $ 14,277            $ 11,501
 3/31/2004            $ 13,040                     $ 14,227            $ 11,575
 4/30/2004            $ 12,712                     $ 13,890            $ 11,612
 5/31/2004            $ 12,663                     $ 13,840            $ 11,680
 6/30/2004            $ 12,711                     $ 13,890            $ 11,717
 7/31/2004            $ 12,877                     $ 14,073            $ 11,699
 8/31/2004            $ 13,120                     $ 14,355            $ 11,705
 9/30/2004            $ 13,212                     $ 14,431            $ 11,729
10/31/2004            $ 13,347                     $ 14,555            $ 11,791
11/30/2004            $ 13,209                     $ 14,435            $ 11,797
12/31/2004            $ 13,411                     $ 14,612            $ 11,754
 1/31/2005            $ 13,604                     $ 14,748            $ 11,779
 2/28/2005            $ 13,552                     $ 14,699            $ 11,847
 3/31/2005            $ 13,478                     $ 14,607            $ 11,939
 4/30/2005            $ 13,694                     $ 14,837            $ 12,020
 5/31/2005            $ 13,799                     $ 14,942            $ 12,007
 6/30/2005            $ 13,848                     $ 15,034            $ 12,014
 7/31/2005            $ 13,795                     $ 14,966            $ 12,069
 8/31/2005            $ 13,947                     $ 15,118            $ 12,131
 9/30/2005            $ 13,836                     $ 15,016            $ 12,279
10/31/2005            $ 13,747                     $ 14,925            $ 12,304
11/30/2005            $ 13,806                     $ 14,996            $ 12,205
12/31/2005            $ 13,946                     $ 15,125            $ 12,156
 1/31/2006            $ 13,970                     $ 15,166            $ 12,248
 2/28/2006            $ 14,088                     $ 15,268            $ 12,273
 3/31/2006            $ 13,985                     $ 15,163            $ 12,341
 4/30/2006            $ 13,987                     $ 15,157            $ 12,446
 5/31/2006            $ 14,023                     $ 15,225            $ 12,508
 6/30/2006            $ 13,966                     $ 15,167            $ 12,532
 7/31/2006            $ 14,097                     $ 15,348            $ 12,569
 8/31/2006            $ 14,311                     $ 15,576            $ 12,594
 9/30/2006            $ 14,419                     $ 15,684            $ 12,532
10/31/2006            $ 14,503                     $ 15,782            $ 12,464
11/30/2006            $ 14,660                     $ 15,914            $ 12,446
12/31/2006            $ 14,601                     $ 15,858            $ 12,464
 1/31/2007            $ 14,566                     $ 15,817            $ 12,503
 2/28/2007            $ 14,761                     $ 16,025            $ 12,569
 3/31/2007            $ 14,689                     $ 15,986            $ 12,684
 4/30/2007            $ 14,727                     $ 16,033            $ 12,766
 5/31/2007            $ 14,655                     $ 15,962            $ 12,844
 6/30/2007            $ 14,583                     $ 15,880            $ 12,869
 7/31/2007            $ 14,694                     $ 16,003            $ 12,866
 8/31/2007            $ 14,597                     $ 15,934            $ 12,842
 9/30/2007            $ 14,809                     $ 16,169            $ 12,878
10/31/2007            $ 14,872                     $ 16,242            $ 12,905
11/30/2007            $ 14,935                     $ 16,345            $ 12,982
12/31/2007            $ 14,986                     $ 16,390            $ 12,973
 1/31/2008            $ 15,087                     $ 16,597            $ 13,038
 2/29/2008            $ 14,317                     $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -7.08%
------------------------------
5-Year                  +2.33%
------------------------------
10-Year                 +3.65%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Georgia             Lehman Brothers
   Date         Tax-Free Income Fund        Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $ 10,000                     $ 10,000            $ 10,000
 3/31/1998            $ 10,005                     $ 10,009            $ 10,019
 4/30/1998            $  9,994                     $  9,964            $ 10,037
 5/31/1998            $ 10,115                     $ 10,121            $ 10,056
 6/30/1998            $ 10,149                     $ 10,161            $ 10,068
 7/31/1998            $ 10,163                     $ 10,187            $ 10,080
 8/31/1998            $ 10,277                     $ 10,344            $ 10,093
 9/30/1998            $ 10,391                     $ 10,473            $ 10,105
10/31/1998            $ 10,362                     $ 10,473            $ 10,130
11/30/1998            $ 10,400                     $ 10,510            $ 10,130
12/31/1998            $ 10,430                     $ 10,536            $ 10,124
 1/31/1999            $ 10,511                     $ 10,661            $ 10,148
 2/28/1999            $ 10,472                     $ 10,615            $ 10,161
 3/31/1999            $ 10,484                     $ 10,629            $ 10,191
 4/30/1999            $ 10,505                     $ 10,656            $ 10,266
 5/31/1999            $ 10,448                     $ 10,594            $ 10,266
 6/30/1999            $ 10,305                     $ 10,442            $ 10,266
 7/31/1999            $ 10,308                     $ 10,480            $ 10,296
 8/31/1999            $ 10,180                     $ 10,396            $ 10,321
 9/30/1999            $ 10,147                     $ 10,400            $ 10,371
10/31/1999            $ 10,000                     $ 10,287            $ 10,389
11/30/1999            $ 10,073                     $ 10,397            $ 10,395
12/31/1999            $  9,970                     $ 10,319            $ 10,395
 1/31/2000            $  9,875                     $ 10,274            $ 10,426
 2/29/2000            $ 10,014                     $ 10,394            $ 10,488
 3/31/2000            $ 10,244                     $ 10,621            $ 10,574
 4/30/2000            $ 10,194                     $ 10,558            $ 10,581
 5/31/2000            $ 10,126                     $ 10,503            $ 10,593
 6/30/2000            $ 10,386                     $ 10,782            $ 10,649
 7/31/2000            $ 10,510                     $ 10,932            $ 10,673
 8/31/2000            $ 10,661                     $ 11,100            $ 10,673
 9/30/2000            $ 10,581                     $ 11,042            $ 10,729
10/31/2000            $ 10,706                     $ 11,163            $ 10,747
11/30/2000            $ 10,793                     $ 11,247            $ 10,754
12/31/2000            $ 11,058                     $ 11,525            $ 10,747
 1/31/2001            $ 11,117                     $ 11,639            $ 10,815
 2/28/2001            $ 11,158                     $ 11,676            $ 10,859
 3/31/2001            $ 11,255                     $ 11,781            $ 10,883
 4/30/2001            $ 11,124                     $ 11,653            $ 10,926
 5/31/2001            $ 11,222                     $ 11,779            $ 10,976
 6/30/2001            $ 11,310                     $ 11,858            $ 10,994
 7/31/2001            $ 11,467                     $ 12,033            $ 10,964
 8/31/2001            $ 11,643                     $ 12,231            $ 10,964
 9/30/2001            $ 11,558                     $ 12,190            $ 11,013
10/31/2001            $ 11,716                     $ 12,336            $ 10,976
11/30/2001            $ 11,621                     $ 12,232            $ 10,957
12/31/2001            $ 11,505                     $ 12,116            $ 10,914
 1/31/2002            $ 11,643                     $ 12,326            $ 10,939
 2/28/2002            $ 11,773                     $ 12,475            $ 10,982
 3/31/2002            $ 11,567                     $ 12,230            $ 11,044
 4/30/2002            $ 11,717                     $ 12,469            $ 11,106
 5/31/2002            $ 11,758                     $ 12,545            $ 11,106
 6/30/2002            $ 11,860                     $ 12,678            $ 11,112
 7/31/2002            $ 11,992                     $ 12,841            $ 11,124
 8/31/2002            $ 12,094                     $ 12,995            $ 11,161
 9/30/2002            $ 12,358                     $ 13,280            $ 11,180
10/31/2002            $ 12,087                     $ 13,059            $ 11,198
11/30/2002            $ 12,047                     $ 13,005            $ 11,198
12/31/2002            $ 12,293                     $ 13,280            $ 11,174
 1/31/2003            $ 12,264                     $ 13,246            $ 11,223
 2/28/2003            $ 12,420                     $ 13,431            $ 11,309
 3/31/2003            $ 12,421                     $ 13,439            $ 11,377
 4/30/2003            $ 12,547                     $ 13,528            $ 11,353
 5/31/2003            $ 12,848                     $ 13,845            $ 11,334
 6/30/2003            $ 12,857                     $ 13,786            $ 11,347
 7/31/2003            $ 12,324                     $ 13,303            $ 11,359
 8/31/2003            $ 12,427                     $ 13,403            $ 11,402
 9/30/2003            $ 12,793                     $ 13,797            $ 11,439
10/31/2003            $ 12,677                     $ 13,727            $ 11,427
11/30/2003            $ 12,823                     $ 13,870            $ 11,396
12/31/2003            $ 12,938                     $ 13,985            $ 11,384
 1/31/2004            $ 13,021                     $ 14,065            $ 11,439
 2/29/2004            $ 13,223                     $ 14,277            $ 11,501
 3/31/2004            $ 13,178                     $ 14,227            $ 11,575
 4/30/2004            $ 12,843                     $ 13,890            $ 11,612
 5/31/2004            $ 12,788                     $ 13,840            $ 11,680
 6/30/2004            $ 12,819                     $ 13,890            $ 11,717
 7/31/2004            $ 12,991                     $ 14,073            $ 11,699
 8/31/2004            $ 13,228                     $ 14,355            $ 11,705
 9/30/2004            $ 13,313                     $ 14,431            $ 11,729
10/31/2004            $ 13,443                     $ 14,555            $ 11,791
11/30/2004            $ 13,298                     $ 14,435            $ 11,797
12/31/2004            $ 13,494                     $ 14,612            $ 11,754
 1/31/2005            $ 13,691                     $ 14,748            $ 11,779
 2/28/2005            $ 13,623                     $ 14,699            $ 11,847
 3/31/2005            $ 13,543                     $ 14,607            $ 11,939
 4/30/2005            $ 13,763                     $ 14,837            $ 12,020
 5/31/2005            $ 13,862                     $ 14,942            $ 12,007
 6/30/2005            $ 13,904                     $ 15,034            $ 12,014
 7/31/2005            $ 13,845                     $ 14,966            $ 12,069
 8/31/2005            $ 13,989                     $ 15,118            $ 12,131
 9/30/2005            $ 13,873                     $ 15,016            $ 12,279
10/31/2005            $ 13,767                     $ 14,925            $ 12,304
11/30/2005            $ 13,830                     $ 14,996            $ 12,205
12/31/2005            $ 13,962                     $ 15,125            $ 12,156
 1/31/2006            $ 13,969                     $ 15,166            $ 12,248
 2/28/2006            $ 14,090                     $ 15,268            $ 12,273
 3/31/2006            $ 13,970                     $ 15,163            $ 12,341
 4/30/2006            $ 13,965                     $ 15,157            $ 12,446
 5/31/2006            $ 14,006                     $ 15,225            $ 12,508
 6/30/2006            $ 13,931                     $ 15,167            $ 12,532
 7/31/2006            $ 14,066                     $ 15,348            $ 12,569
 8/31/2006            $ 14,271                     $ 15,576            $ 12,594
 9/30/2006            $ 14,371                     $ 15,684            $ 12,532
10/31/2006            $ 14,448                     $ 15,782            $ 12,464
11/30/2006            $ 14,608                     $ 15,914            $ 12,446
12/31/2006            $ 14,544                     $ 15,858            $ 12,464
 1/31/2007            $ 14,502                     $ 15,817            $ 12,503
 2/28/2007            $ 14,675                     $ 16,025            $ 12,569
 3/31/2007            $ 14,610                     $ 15,986            $ 12,684
 4/30/2007            $ 14,629                     $ 16,033            $ 12,766
 5/31/2007            $ 14,551                     $ 15,962            $ 12,844
 6/30/2007            $ 14,473                     $ 15,880            $ 12,869
 7/31/2007            $ 14,577                     $ 16,003            $ 12,866
 8/31/2007            $ 14,474                     $ 15,934            $ 12,842
 9/30/2007            $ 14,687                     $ 16,169            $ 12,878
10/31/2007            $ 14,730                     $ 16,242            $ 12,905
11/30/2007            $ 14,798                     $ 16,345            $ 12,982
12/31/2007            $ 14,829                     $ 16,390            $ 12,973
 1/31/2008            $ 14,934                     $ 16,597            $ 13,038
 2/29/2008            $ 14,159                     $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -4.41%
------------------------------
5-Year                  +2.66%
------------------------------
10-Year                 +3.54%
------------------------------


                                                              Annual Report | 39

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's current prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


40 | Annual Report

Your Fund's Expenses

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 41

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/07       VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  980.90              $3.50
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.33              $3.57
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  978.40              $6.25
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $6.37
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.27%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


42 | Annual Report

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ................................................   44.1%
AA .................................................    8.8%
A ..................................................   11.2%
BBB ................................................   10.0%
Below Investment Grade .............................    1.3%
Not Rated by S&P ...................................   24.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                   MOODY'S   INTERNAL
AAA or Aaa                                  12.8%        --
AA or Aa                                     5.7%        --
A                                            2.8%       0.9%
BBB or Baa                                   2.4%        --
------------------------------------------------------------
Total                                       23.7%       0.9%

--------------------------------------------------------------------------------

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.44 on February 28, 2007, to $10.57 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 125.


                                                              Annual Report | 43

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky Tax-Free Income Fund
Class A

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March 2007                                                           3.75 cents
--------------------------------------------------------------------------------
April 2007                                                           3.75 cents
--------------------------------------------------------------------------------
May 2007                                                             3.75 cents
--------------------------------------------------------------------------------
June 2007                                                            3.75 cents
--------------------------------------------------------------------------------
July 2007                                                            3.75 cents
--------------------------------------------------------------------------------
August 2007                                                          3.75 cents
--------------------------------------------------------------------------------
September 2007                                                       3.75 cents
--------------------------------------------------------------------------------
October 2007                                                         3.75 cents
--------------------------------------------------------------------------------
November 2007                                                        3.75 cents
--------------------------------------------------------------------------------
December 2007                                                        3.80 cents
--------------------------------------------------------------------------------
January 2008                                                         3.80 cents
--------------------------------------------------------------------------------
February 2008                                                        3.80 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 45.12 cents per share for the same period. 2 The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08%. An investor in the 2008 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate.

COMMONWEALTH UPDATE

Kentucky's economy grew slowly as it continued to transition from manufacturing- to service-based. Overall employment growth, while positive, was restrained by layoffs stemming from the ailing automobile manufacturing industry and the impact on related firms. The manufacturing sector accounted for nearly 14% of the commonwealth's total nonfarm employment and was expected to decline through first quarter 2008. 3 Significant employment sectors such as government and education and health services experienced employment growth, but the trade, transportation and utilities sector experienced a slight loss. Kentucky's unemployment rate was consistently higher than the national rate, and in February 2008 it was 5.7% compared with the 4.8% national rate. 4

The second year of Kentucky's 2006-2008 biennial budget presented challenges. The budget continued to focus on education, health care and economic development. It also implemented terms of 2005's tax-modernization program, which reduced corporate tax rates to stimulate economic growth. Initial consensus revenue forecasts projected revenue increases in fiscal years 2007 and 2008. Medicaid, pensions and other post-employment benefits, however, continued to strain the budget as funding levels declined and the commonwealth faced a growing funding shortfall. Shortly after he was sworn into office in December, newly elected Governor Steve Beshear announced that the commonwealth faced a budgetary shortfall of about $434 million for fiscal year 2008 with revenue estimates revised downward. 5 Beshear attributed the shortfall to economic slowdown, the cooling housing market, high oil prices and a gap between expenditures and revenues. To combat the shortfall, he proposed a number of budgetary cuts to higher education and state agencies.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Standard & Poor's, "State Review: Kentucky," RATINGSDIRECT, 5/21/07.

4. Source: Bureau of Labor Statistics.

5. Source: Governor Steve Beshear, "State Budget Address," 1/29/08.


44 | Annual Report

Kentucky's debt burden is above the national average. For 2007, its debt as a percentage of personal income was 4.3%, which was higher than the 50-state debt median of 2.4%. 6 Commonwealth debt per capita was $1,204, compared to the 50-state median of $787. 6 Commonwealth debt levels will remain high, as the fiscal year 2007-2008 budget authorized $2 billion of new debt. 3 Standard & Poor's assigned Kentucky an issuer credit rating of AA- and a positive outlook. 7 This rating reflected the commonwealth's trend of economic growth, improved financial position and manageable, but rising, debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Kentucky Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                 30.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      23.2%
--------------------------------------------------------------------------------
Prerefunded                                                               16.2%
--------------------------------------------------------------------------------
General Obligation                                                        11.5%
--------------------------------------------------------------------------------
Higher Education                                                           7.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     4.6%
--------------------------------------------------------------------------------
Housing                                                                    2.1%
--------------------------------------------------------------------------------
Other Revenue                                                              2.1%
--------------------------------------------------------------------------------
Transportation                                                             1.9%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.3%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

6. Source: Moody's Investors Service, "New Issue: Kentucky (State of)," 2/12/08.

7. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 45

Performance Summary as of 2/29/08

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS A   (SYMBOL: FRKYX)                                  CHANGE    2/29/08  2/28/07
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.87    $10.57    $11.44
--------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------------
Dividend Income                                 $0.4512
--------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------------
Cumulative Total Return 2                                  -3.81%   +15.22%   +46.85%
--------------------------------------------------------------------------------------
Average Annual Total Return 3                              -7.91%    +1.99%    +3.47%
--------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                         -4.50%    +2.65%    +3.77%
--------------------------------------------------------------------------------------
   Distribution Rate 5                            4.08%
--------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6         6.68%
--------------------------------------------------------------------------------------
   30-Day Standardized Yield 7                    3.66%
--------------------------------------------------------------------------------------
   Taxable Equivalent Yield 6                     5.99%
--------------------------------------------------------------------------------------
   Total Annual Operating Expenses 8              0.77%
--------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


46 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Kentucky            Lehman Brothers
   Date         Tax-Free Income Fund        Municipal Bond Index 9       CPI 9
--------------------------------------------------------------------------------
  3/1/1998            $  9,574                     $ 10,000            $ 10,000
 3/31/1998            $  9,599                     $ 10,009            $ 10,019
 4/30/1998            $  9,565                     $  9,964            $ 10,037
 5/31/1998            $  9,717                     $ 10,121            $ 10,056
 6/30/1998            $  9,759                     $ 10,161            $ 10,068
 7/31/1998            $  9,776                     $ 10,187            $ 10,080
 8/31/1998            $  9,913                     $ 10,344            $ 10,093
 9/30/1998            $ 10,025                     $ 10,473            $ 10,105
10/31/1998            $  9,999                     $ 10,473            $ 10,130
11/30/1998            $ 10,034                     $ 10,510            $ 10,130
12/31/1998            $ 10,060                     $ 10,536            $ 10,124
 1/31/1999            $ 10,156                     $ 10,661            $ 10,148
 2/28/1999            $ 10,103                     $ 10,615            $ 10,161
 3/31/1999            $ 10,128                     $ 10,629            $ 10,191
 4/30/1999            $ 10,144                     $ 10,656            $ 10,266
 5/31/1999            $ 10,090                     $ 10,594            $ 10,266
 6/30/1999            $  9,945                     $ 10,442            $ 10,266
 7/31/1999            $  9,953                     $ 10,480            $ 10,296
 8/31/1999            $  9,826                     $ 10,396            $ 10,321
 9/30/1999            $  9,806                     $ 10,400            $ 10,371
10/31/1999            $  9,650                     $ 10,287            $ 10,389
11/30/1999            $  9,721                     $ 10,397            $ 10,395
12/31/1999            $  9,627                     $ 10,319            $ 10,395
 1/31/2000            $  9,543                     $ 10,274            $ 10,426
 2/29/2000            $  9,680                     $ 10,394            $ 10,488
 3/31/2000            $  9,920                     $ 10,621            $ 10,574
 4/30/2000            $  9,816                     $ 10,558            $ 10,581
 5/31/2000            $  9,702                     $ 10,503            $ 10,593
 6/30/2000            $  9,973                     $ 10,782            $ 10,649
 7/31/2000            $ 10,142                     $ 10,932            $ 10,673
 8/31/2000            $ 10,312                     $ 11,100            $ 10,673
 9/30/2000            $ 10,233                     $ 11,042            $ 10,729
10/31/2000            $ 10,356                     $ 11,163            $ 10,747
11/30/2000            $ 10,451                     $ 11,247            $ 10,754
12/31/2000            $ 10,740                     $ 11,525            $ 10,747
 1/31/2001            $ 10,787                     $ 11,639            $ 10,815
 2/28/2001            $ 10,814                     $ 11,676            $ 10,859
 3/31/2001            $ 10,919                     $ 11,781            $ 10,883
 4/30/2001            $ 10,779                     $ 11,653            $ 10,926
 5/31/2001            $ 10,895                     $ 11,779            $ 10,976
 6/30/2001            $ 11,002                     $ 11,858            $ 10,994
 7/31/2001            $ 11,169                     $ 12,033            $ 10,964
 8/31/2001            $ 11,336                     $ 12,231            $ 10,964
 9/30/2001            $ 11,212                     $ 12,190            $ 11,013
10/31/2001            $ 11,371                     $ 12,336            $ 10,976
11/30/2001            $ 11,287                     $ 12,232            $ 10,957
12/31/2001            $ 11,168                     $ 12,116            $ 10,914
 1/31/2002            $ 11,334                     $ 12,326            $ 10,939
 2/28/2002            $ 11,471                     $ 12,475            $ 10,982
 3/31/2002            $ 11,290                     $ 12,230            $ 11,044
 4/30/2002            $ 11,470                     $ 12,469            $ 11,106
 5/31/2002            $ 11,537                     $ 12,545            $ 11,106
 6/30/2002            $ 11,666                     $ 12,678            $ 11,112
 7/31/2002            $ 11,796                     $ 12,841            $ 11,124
 8/31/2002            $ 11,905                     $ 12,995            $ 11,161
 9/30/2002            $ 12,121                     $ 13,280            $ 11,180
10/31/2002            $ 11,872                     $ 13,059            $ 11,198
11/30/2002            $ 11,833                     $ 13,005            $ 11,198
12/31/2002            $ 12,094                     $ 13,280            $ 11,174
 1/31/2003            $ 12,042                     $ 13,246            $ 11,223
 2/28/2003            $ 12,206                     $ 13,431            $ 11,309
 3/31/2003            $ 12,197                     $ 13,439            $ 11,377
 4/30/2003            $ 12,265                     $ 13,528            $ 11,353
 5/31/2003            $ 12,561                     $ 13,845            $ 11,334
 6/30/2003            $ 12,519                     $ 13,786            $ 11,347
 7/31/2003            $ 12,015                     $ 13,303            $ 11,359
 8/31/2003            $ 12,127                     $ 13,403            $ 11,402
 9/30/2003            $ 12,538                     $ 13,797            $ 11,439
10/31/2003            $ 12,462                     $ 13,727            $ 11,427
11/30/2003            $ 12,597                     $ 13,870            $ 11,396
12/31/2003            $ 12,722                     $ 13,985            $ 11,384
 1/31/2004            $ 12,790                     $ 14,065            $ 11,439
 2/29/2004            $ 12,995                     $ 14,277            $ 11,501
 3/31/2004            $ 12,984                     $ 14,227            $ 11,575
 4/30/2004            $ 12,657                     $ 13,890            $ 11,612
 5/31/2004            $ 12,568                     $ 13,840            $ 11,680
 6/30/2004            $ 12,626                     $ 13,890            $ 11,717
 7/31/2004            $ 12,809                     $ 14,073            $ 11,699
 8/31/2004            $ 13,027                     $ 14,355            $ 11,705
 9/30/2004            $ 13,166                     $ 14,431            $ 11,729
10/31/2004            $ 13,236                     $ 14,555            $ 11,791
11/30/2004            $ 13,142                     $ 14,435            $ 11,797
12/31/2004            $ 13,317                     $ 14,612            $ 11,754
 1/31/2005            $ 13,481                     $ 14,748            $ 11,779
 2/28/2005            $ 13,446                     $ 14,699            $ 11,847
 3/31/2005            $ 13,374                     $ 14,607            $ 11,939
 4/30/2005            $ 13,599                     $ 14,837            $ 12,020
 5/31/2005            $ 13,681                     $ 14,942            $ 12,007
 6/30/2005            $ 13,740                     $ 15,034            $ 12,014
 7/31/2005            $ 13,692                     $ 14,966            $ 12,069
 8/31/2005            $ 13,823                     $ 15,118            $ 12,131
 9/30/2005            $ 13,738                     $ 15,016            $ 12,279
10/31/2005            $ 13,652                     $ 14,925            $ 12,304
11/30/2005            $ 13,711                     $ 14,996            $ 12,205
12/31/2005            $ 13,843                     $ 15,125            $ 12,156
 1/31/2006            $ 13,865                     $ 15,166            $ 12,248
 2/28/2006            $ 13,985                     $ 15,268            $ 12,273
 3/31/2006            $ 13,885                     $ 15,163            $ 12,341
 4/30/2006            $ 13,871                     $ 15,157            $ 12,446
 5/31/2006            $ 13,918                     $ 15,225            $ 12,508
 6/30/2006            $ 13,891                     $ 15,167            $ 12,532
 7/31/2006            $ 14,026                     $ 15,348            $ 12,569
 8/31/2006            $ 14,211                     $ 15,576            $ 12,594
 9/30/2006            $ 14,308                     $ 15,684            $ 12,532
10/31/2006            $ 14,394                     $ 15,782            $ 12,464
11/30/2006            $ 14,531                     $ 15,914            $ 12,446
12/31/2006            $ 14,477                     $ 15,858            $ 12,464
 1/31/2007            $ 14,448                     $ 15,817            $ 12,503
 2/28/2007            $ 14,623                     $ 16,025            $ 12,569
 3/31/2007            $ 14,569                     $ 15,986            $ 12,684
 4/30/2007            $ 14,604                     $ 16,033            $ 12,766
 5/31/2007            $ 14,536                     $ 15,962            $ 12,844
 6/30/2007            $ 14,456                     $ 15,880            $ 12,869
 7/31/2007            $ 14,543                     $ 16,003            $ 12,866
 8/31/2007            $ 14,423                     $ 15,934            $ 12,842
 9/30/2007            $ 14,642                     $ 16,169            $ 12,878
10/31/2007            $ 14,717                     $ 16,242            $ 12,905
11/30/2007            $ 14,753                     $ 16,345            $ 12,982
12/31/2007            $ 14,764                     $ 16,390            $ 12,973
 1/31/2008            $ 14,840                     $ 16,597            $ 13,038
 2/29/2008            $ 14,059                     $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -7.91%
------------------------------
5-Year                  +1.99%
------------------------------
10-Year                 +3.47%
------------------------------


                                                              Annual Report | 47

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 3.75 cent per share current monthly dividend and the maximum offering price of $11.04 per share on 2/29/08.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

8. Figures are as stated in the Fund's prospectus current as of the date of this report. For the fiscal year ended 2/28/07, the manager had agreed in advance to limit its management fees. With this limitation, the total annual Fund operating expenses were 0.75%. The manager notified the Funds' board of trustees that it had ended this arrangement effective 6/1/07.

9. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


48 | Annual Report

Your Fund's Expenses

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 49

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/07     VALUE 2/29/08    PERIOD* 9/1/07-2/29/08
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  975.00             $3.73
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.08             $3.82
------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


50 | Annual Report

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...........................................   69.1%
AA ............................................    4.0%
A .............................................    7.0%
BBB ...........................................    8.7%
Below Investment Grade ........................    1.8%
Not Rated by S&P ..............................    9.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                              MOODY'S   INTERNAL
AAA or Aaa                              6.0%       0.6%
A                                       2.8%        --
-------------------------------------------------------
Total                                   8.8%       0.6%

--------------------------------------------------------------------------------

This semiannual report for Franklin Louisiana Tax-Free Income Fund covers the period ended February 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.61 on February 28, 2007, to $10.74 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 131.


                                                              Annual Report | 51

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        -----------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March 2007                                              3.99 cents   3.44 cents
--------------------------------------------------------------------------------
April 2007                                              3.99 cents   3.44 cents
--------------------------------------------------------------------------------
May 2007                                                3.99 cents   3.44 cents
--------------------------------------------------------------------------------
June 2007                                               3.94 cents   3.39 cents
--------------------------------------------------------------------------------
July 2007                                               3.94 cents   3.39 cents
--------------------------------------------------------------------------------
August 2007                                             3.94 cents   3.39 cents
--------------------------------------------------------------------------------
September 2007                                          3.94 cents   3.41 cents
--------------------------------------------------------------------------------
October 2007                                            3.94 cents   3.41 cents
--------------------------------------------------------------------------------
November 2007                                           3.94 cents   3.41 cents
--------------------------------------------------------------------------------
December 2007                                           3.94 cents   3.42 cents
--------------------------------------------------------------------------------
January 2008                                            3.94 cents   3.42 cents
--------------------------------------------------------------------------------
February 2008                                           3.94 cents   3.42 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 47.38 cents per share for the same period. 2 The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.21% based on an annualization of the current 3.94 cent per share dividend and the maximum offering price of $11.22 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 6.89% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


52 | Annual Report

STATE UPDATE

Louisiana's Hurricane Katrina-ravaged economy staged a dramatic rebound in 2007 and entered a period of robust recovery. The state's once grim economic outlook improved thanks to capital provided by the thriving oil industry, the federal government and the private sector. This inflow of money bolstered the rebuilding effort, and consequently, Louisiana experienced job growth within nearly every sector of the economy except for manufacturing, which contracted slightly. The state's unemployment rate remained lower than the national rate for most of the year, and was 3.7% in February 2008, compared with the 4.8% national average. 3

Over the past year, Louisiana's coffers have swollen with revenue derived from the oil industry and the hurricane recovery effort. The state collected record-high oil and gas revenues due to increased deepwater drilling activity, onshore lease sales and gas extraction taxes. Another source of revenue came from income and sales taxes generated by the reconstruction of housing and infrastructure. These direct expenditures also provided a multiplier effect that generated additional revenues from hotel and fuel taxes. This influx of revenue mitigated short-term financial concerns and enabled the state to provide sizable assistance to the public and local governments in the form of tax cuts, tax credits, direct grants and debt service assistance. The federal government continued to provide assistance through private bonding activity, community development block grants, appropriations for levee construction and disaster recovery aid.

With rainy day reserves of $682 million as well as $4 billion in other trust funds, Louisiana has enough liquidity to meet all of its debt and lease obligations. 4 Since 2005, the state has issued over $1 billion to provide debt service assistance to local governments, the city of New Orleans and the state's own infrastructure rebuilding efforts. 4 Louisiana expects to issue about $300 million of additional general obligation debt in calendar year 2008 for state capital needs. 4 Independent credit rating agency Standard & Poor's maintained its A rating and stable outlook for Louisiana's general obligation bonds reflecting strong financial management and revenue performance. 5 However, uncertainties related to the pace and extent of recovery in the region constrained the rating.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Summary: Louisiana; Appropriations; General Obligation," RATINGSDIRECT, 10/5/2007.

5. This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 53

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Tax-Supported                                                             18.4%
--------------------------------------------------------------------------------
Utilities                                                                 14.2%
--------------------------------------------------------------------------------
General Obligation                                                        11.5%
--------------------------------------------------------------------------------
Prerefunded                                                               11.4%
--------------------------------------------------------------------------------
Higher Education                                                           9.5%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     9.2%
--------------------------------------------------------------------------------
Other Revenue                                                              8.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       7.5%
--------------------------------------------------------------------------------
Housing                                                                    5.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                           2.7%
--------------------------------------------------------------------------------
Transportation                                                             1.8%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


54 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS A   (SYMBOL: FKLAX)                                  CHANGE   2/29/08   2/28/07
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.87   $10.74     $11.61
--------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------------
Dividend Income                                 $0.4738
--------------------------------------------------------------------------------------
CLASS C   (SYMBOL: FLAIX)                                  CHANGE   2/29/08   2/28/07
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.88    $10.85    $11.73
--------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------------
Dividend Income                                 $0.4094
--------------------------------------------------------------------------------------


                                                              Annual Report | 55

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR    10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -3.57%    +15.49%    +48.70%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                              -7.71%     +2.04%     +3.59%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -4.17%     +2.69%     +3.93%
----------------------------------------------------------------------------------------
   Distribution Rate 4                          4.21%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.89%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.66%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.99%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.73%
----------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR    10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -4.16%    +12.27%    +40.74%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                              -5.08%     +2.34%     +3.48%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -1.45%     +3.01%     +3.82%
----------------------------------------------------------------------------------------
   Distribution Rate 4                          3.76%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.15%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.26%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.34%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.28%
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


56 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Louisiana           Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $  9,571                    $ 10,000             $ 10,000
 3/31/1998            $  9,589                    $ 10,009             $ 10,019
 4/30/1998            $  9,566                    $  9,964             $ 10,037
 5/31/1998            $  9,693                    $ 10,121             $ 10,056
 6/30/1998            $  9,728                    $ 10,161             $ 10,068
 7/31/1998            $  9,738                    $ 10,187             $ 10,080
 8/31/1998            $  9,866                    $ 10,344             $ 10,093
 9/30/1998            $  9,977                    $ 10,473             $ 10,105
10/31/1998            $  9,952                    $ 10,473             $ 10,130
11/30/1998            $  9,988                    $ 10,510             $ 10,130
12/31/1998            $ 10,022                    $ 10,536             $ 10,124
 1/31/1999            $ 10,108                    $ 10,661             $ 10,148
 2/28/1999            $ 10,074                    $ 10,615             $ 10,161
 3/31/1999            $ 10,099                    $ 10,629             $ 10,191
 4/30/1999            $ 10,124                    $ 10,656             $ 10,266
 5/31/1999            $ 10,070                    $ 10,594             $ 10,266
 6/30/1999            $  9,937                    $ 10,442             $ 10,266
 7/31/1999            $  9,936                    $ 10,480             $ 10,296
 8/31/1999            $  9,802                    $ 10,396             $ 10,321
 9/30/1999            $  9,792                    $ 10,400             $ 10,371
10/31/1999            $  9,639                    $ 10,287             $ 10,389
11/30/1999            $  9,719                    $ 10,397             $ 10,395
12/31/1999            $  9,627                    $ 10,319             $ 10,395
 1/31/2000            $  9,545                    $ 10,274             $ 10,426
 2/29/2000            $  9,672                    $ 10,394             $ 10,488
 3/31/2000            $  9,909                    $ 10,621             $ 10,574
 4/30/2000            $  9,844                    $ 10,558             $ 10,581
 5/31/2000            $  9,778                    $ 10,503             $ 10,593
 6/30/2000            $ 10,029                    $ 10,782             $ 10,649
 7/31/2000            $ 10,158                    $ 10,932             $ 10,673
 8/31/2000            $ 10,317                    $ 11,100             $ 10,673
 9/30/2000            $ 10,268                    $ 11,042             $ 10,729
10/31/2000            $ 10,390                    $ 11,163             $ 10,747
11/30/2000            $ 10,503                    $ 11,247             $ 10,754
12/31/2000            $ 10,759                    $ 11,525             $ 10,747
 1/31/2001            $ 10,806                    $ 11,639             $ 10,815
 2/28/2001            $ 10,843                    $ 11,676             $ 10,859
 3/31/2001            $ 10,928                    $ 11,781             $ 10,883
 4/30/2001            $ 10,819                    $ 11,653             $ 10,926
 5/31/2001            $ 10,934                    $ 11,779             $ 10,976
 6/30/2001            $ 10,999                    $ 11,858             $ 10,994
 7/31/2001            $ 11,184                    $ 12,033             $ 10,964
 8/31/2001            $ 11,349                    $ 12,231             $ 10,964
 9/30/2001            $ 11,306                    $ 12,190             $ 11,013
10/31/2001            $ 11,483                    $ 12,336             $ 10,976
11/30/2001            $ 11,409                    $ 12,232             $ 10,957
12/31/2001            $ 11,285                    $ 12,116             $ 10,914
 1/31/2002            $ 11,443                    $ 12,326             $ 10,939
 2/28/2002            $ 11,571                    $ 12,475             $ 10,982
 3/31/2002            $ 11,384                    $ 12,230             $ 11,044
 4/30/2002            $ 11,574                    $ 12,469             $ 11,106
 5/31/2002            $ 11,622                    $ 12,545             $ 11,106
 6/30/2002            $ 11,741                    $ 12,678             $ 11,112
 7/31/2002            $ 11,871                    $ 12,841             $ 11,124
 8/31/2002            $ 11,971                    $ 12,995             $ 11,161
 9/30/2002            $ 12,217                    $ 13,280             $ 11,180
10/31/2002            $ 12,025                    $ 13,059             $ 11,198
11/30/2002            $ 11,989                    $ 13,005             $ 11,198
12/31/2002            $ 12,217                    $ 13,280             $ 11,174
 1/31/2003            $ 12,192                    $ 13,246             $ 11,223
 2/28/2003            $ 12,326                    $ 13,431             $ 11,309
 3/31/2003            $ 12,342                    $ 13,439             $ 11,377
 4/30/2003            $ 12,434                    $ 13,528             $ 11,353
 5/31/2003            $ 12,719                    $ 13,845             $ 11,334
 6/30/2003            $ 12,670                    $ 13,786             $ 11,347
 7/31/2003            $ 12,208                    $ 13,303             $ 11,359
 8/31/2003            $ 12,343                    $ 13,403             $ 11,402
 9/30/2003            $ 12,708                    $ 13,797             $ 11,439
10/31/2003            $ 12,613                    $ 13,727             $ 11,427
11/30/2003            $ 12,738                    $ 13,870             $ 11,396
12/31/2003            $ 12,853                    $ 13,985             $ 11,384
 1/31/2004            $ 13,023                    $ 14,065             $ 11,439
 2/29/2004            $ 13,194                    $ 14,277             $ 11,501
 3/31/2004            $ 13,174                    $ 14,227             $ 11,575
 4/30/2004            $ 12,863                    $ 13,890             $ 11,612
 5/31/2004            $ 12,845                    $ 13,840             $ 11,680
 6/30/2004            $ 12,882                    $ 13,890             $ 11,717
 7/31/2004            $ 13,043                    $ 14,073             $ 11,699
 8/31/2004            $ 13,274                    $ 14,355             $ 11,705
 9/30/2004            $ 13,346                    $ 14,431             $ 11,729
10/31/2004            $ 13,486                    $ 14,555             $ 11,791
11/30/2004            $ 13,362                    $ 14,435             $ 11,797
12/31/2004            $ 13,539                    $ 14,612             $ 11,754
 1/31/2005            $ 13,692                    $ 14,748             $ 11,779
 2/28/2005            $ 13,637                    $ 14,699             $ 11,847
 3/31/2005            $ 13,570                    $ 14,607             $ 11,939
 4/30/2005            $ 13,772                    $ 14,837             $ 12,020
 5/31/2005            $ 13,858                    $ 14,942             $ 12,007
 6/30/2005            $ 13,920                    $ 15,034             $ 12,014
 7/31/2005            $ 13,864                    $ 14,966             $ 12,069
 8/31/2005            $ 13,974                    $ 15,118             $ 12,131
 9/30/2005            $ 13,809                    $ 15,016             $ 12,279
10/31/2005            $ 13,714                    $ 14,925             $ 12,304
11/30/2005            $ 13,787                    $ 14,996             $ 12,205
12/31/2005            $ 13,909                    $ 15,125             $ 12,156
 1/31/2006            $ 13,935                    $ 15,166             $ 12,248
 2/28/2006            $ 14,045                    $ 15,268             $ 12,273
 3/31/2006            $ 13,961                    $ 15,163             $ 12,341
 4/30/2006            $ 13,962                    $ 15,157             $ 12,446
 5/31/2006            $ 14,012                    $ 15,225             $ 12,508
 6/30/2006            $ 14,025                    $ 15,167             $ 12,532
 7/31/2006            $ 14,150                    $ 15,348             $ 12,569
 8/31/2006            $ 14,349                    $ 15,576             $ 12,594
 9/30/2006            $ 14,450                    $ 15,684             $ 12,532
10/31/2006            $ 14,538                    $ 15,782             $ 12,464
11/30/2006            $ 14,665                    $ 15,914             $ 12,446
12/31/2006            $ 14,627                    $ 15,858             $ 12,464
 1/31/2007            $ 14,601                    $ 15,817             $ 12,503
 2/28/2007            $ 14,766                    $ 16,025             $ 12,569
 3/31/2007            $ 14,715                    $ 15,986             $ 12,684
 4/30/2007            $ 14,765                    $ 16,033             $ 12,766
 5/31/2007            $ 14,714                    $ 15,962             $ 12,844
 6/30/2007            $ 14,662                    $ 15,880             $ 12,869
 7/31/2007            $ 14,751                    $ 16,003             $ 12,866
 8/31/2007            $ 14,686                    $ 15,934             $ 12,842
 9/30/2007            $ 14,868                    $ 16,169             $ 12,878
10/31/2007            $ 14,932                    $ 16,242             $ 12,905
11/30/2007            $ 14,996                    $ 16,345             $ 12,982
12/31/2007            $ 15,022                    $ 16,390             $ 12,973
 1/31/2008            $ 15,060                    $ 16,597             $ 13,038
 2/29/2008            $ 14,233                    $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -7.71%
------------------------------
5-Year                  +2.04%
------------------------------
10-Year                 +3.59%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Louisiana           Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $ 10,000                    $ 10,000             $ 10,000
 3/31/1998            $ 10,005                    $ 10,009             $ 10,019
 4/30/1998            $  9,977                    $  9,964             $ 10,037
 5/31/1998            $ 10,112                    $ 10,121             $ 10,056
 6/30/1998            $ 10,143                    $ 10,161             $ 10,068
 7/31/1998            $ 10,149                    $ 10,187             $ 10,080
 8/31/1998            $ 10,277                    $ 10,344             $ 10,093
 9/30/1998            $ 10,378                    $ 10,473             $ 10,105
10/31/1998            $ 10,357                    $ 10,473             $ 10,130
11/30/1998            $ 10,388                    $ 10,510             $ 10,130
12/31/1998            $ 10,410                    $ 10,536             $ 10,124
 1/31/1999            $ 10,504                    $ 10,661             $ 10,148
 2/28/1999            $ 10,463                    $ 10,615             $ 10,161
 3/31/1999            $ 10,493                    $ 10,629             $ 10,191
 4/30/1999            $ 10,505                    $ 10,656             $ 10,266
 5/31/1999            $ 10,444                    $ 10,594             $ 10,266
 6/30/1999            $ 10,302                    $ 10,442             $ 10,266
 7/31/1999            $ 10,296                    $ 10,480             $ 10,296
 8/31/1999            $ 10,153                    $ 10,396             $ 10,321
 9/30/1999            $ 10,138                    $ 10,400             $ 10,371
10/31/1999            $  9,976                    $ 10,287             $ 10,389
11/30/1999            $ 10,054                    $ 10,397             $ 10,395
12/31/1999            $  9,955                    $ 10,319             $ 10,395
 1/31/2000            $  9,866                    $ 10,274             $ 10,426
 2/29/2000            $  9,992                    $ 10,394             $ 10,488
 3/31/2000            $ 10,231                    $ 10,621             $ 10,574
 4/30/2000            $ 10,160                    $ 10,558             $ 10,581
 5/31/2000            $ 10,088                    $ 10,503             $ 10,593
 6/30/2000            $ 10,340                    $ 10,782             $ 10,649
 7/31/2000            $ 10,468                    $ 10,932             $ 10,673
 8/31/2000            $ 10,635                    $ 11,100             $ 10,673
 9/30/2000            $ 10,571                    $ 11,042             $ 10,729
10/31/2000            $ 10,690                    $ 11,163             $ 10,747
11/30/2000            $ 10,801                    $ 11,247             $ 10,754
12/31/2000            $ 11,067                    $ 11,525             $ 10,747
 1/31/2001            $ 11,110                    $ 11,639             $ 10,815
 2/28/2001            $ 11,143                    $ 11,676             $ 10,859
 3/31/2001            $ 11,224                    $ 11,781             $ 10,883
 4/30/2001            $ 11,107                    $ 11,653             $ 10,926
 5/31/2001            $ 11,219                    $ 11,779             $ 10,976
 6/30/2001            $ 11,291                    $ 11,858             $ 10,994
 7/31/2001            $ 11,464                    $ 12,033             $ 10,964
 8/31/2001            $ 11,637                    $ 12,231             $ 10,964
 9/30/2001            $ 11,578                    $ 12,190             $ 11,013
10/31/2001            $ 11,752                    $ 12,336             $ 10,976
11/30/2001            $ 11,683                    $ 12,232             $ 10,957
12/31/2001            $ 11,541                    $ 12,116             $ 10,914
 1/31/2002            $ 11,695                    $ 12,326             $ 10,939
 2/28/2002            $ 11,830                    $ 12,475             $ 10,982
 3/31/2002            $ 11,635                    $ 12,230             $ 11,044
 4/30/2002            $ 11,822                    $ 12,469             $ 11,106
 5/31/2002            $ 11,865                    $ 12,545             $ 11,106
 6/30/2002            $ 11,980                    $ 12,678             $ 11,112
 7/31/2002            $ 12,107                    $ 12,841             $ 11,124
 8/31/2002            $ 12,202                    $ 12,995             $ 11,161
 9/30/2002            $ 12,445                    $ 13,280             $ 11,180
10/31/2002            $ 12,246                    $ 13,059             $ 11,198
11/30/2002            $ 12,214                    $ 13,005             $ 11,198
12/31/2002            $ 12,428                    $ 13,280             $ 11,174
 1/31/2003            $ 12,408                    $ 13,246             $ 11,223
 2/28/2003            $ 12,538                    $ 13,431             $ 11,309
 3/31/2003            $ 12,549                    $ 13,439             $ 11,377
 4/30/2003            $ 12,636                    $ 13,528             $ 11,353
 5/31/2003            $ 12,919                    $ 13,845             $ 11,334
 6/30/2003            $ 12,863                    $ 13,786             $ 11,347
 7/31/2003            $ 12,391                    $ 13,303             $ 11,359
 8/31/2003            $ 12,509                    $ 13,403             $ 11,402
 9/30/2003            $ 12,880                    $ 13,797             $ 11,439
10/31/2003            $ 12,768                    $ 13,727             $ 11,427
11/30/2003            $ 12,898                    $ 13,870             $ 11,396
12/31/2003            $ 13,006                    $ 13,985             $ 11,384
 1/31/2004            $ 13,171                    $ 14,065             $ 11,439
 2/29/2004            $ 13,336                    $ 14,277             $ 11,501
 3/31/2004            $ 13,310                    $ 14,227             $ 11,575
 4/30/2004            $ 13,004                    $ 13,890             $ 11,612
 5/31/2004            $ 12,967                    $ 13,840             $ 11,680
 6/30/2004            $ 13,010                    $ 13,890             $ 11,717
 7/31/2004            $ 13,154                    $ 14,073             $ 11,699
 8/31/2004            $ 13,379                    $ 14,355             $ 11,705
 9/30/2004            $ 13,456                    $ 14,431             $ 11,729
10/31/2004            $ 13,579                    $ 14,555             $ 11,791
11/30/2004            $ 13,449                    $ 14,435             $ 11,797
12/31/2004            $ 13,630                    $ 14,612             $ 11,754
 1/31/2005            $ 13,777                    $ 14,748             $ 11,779
 2/28/2005            $ 13,715                    $ 14,699             $ 11,847
 3/31/2005            $ 13,642                    $ 14,607             $ 11,939
 4/30/2005            $ 13,837                    $ 14,837             $ 12,020
 5/31/2005            $ 13,915                    $ 14,942             $ 12,007
 6/30/2005            $ 13,971                    $ 15,034             $ 12,014
 7/31/2005            $ 13,909                    $ 14,966             $ 12,069
 8/31/2005            $ 14,024                    $ 15,118             $ 12,131
 9/30/2005            $ 13,842                    $ 15,016             $ 12,279
10/31/2005            $ 13,742                    $ 14,925             $ 12,304
11/30/2005            $ 13,808                    $ 14,996             $ 12,205
12/31/2005            $ 13,923                    $ 15,125             $ 12,156
 1/31/2006            $ 13,941                    $ 15,166             $ 12,248
 2/28/2006            $ 14,045                    $ 15,268             $ 12,273
 3/31/2006            $ 13,955                    $ 15,163             $ 12,341
 4/30/2006            $ 13,949                    $ 15,157             $ 12,446
 5/31/2006            $ 13,993                    $ 15,225             $ 12,508
 6/30/2006            $ 13,999                    $ 15,167             $ 12,532
 7/31/2006            $ 14,116                    $ 15,348             $ 12,569
 8/31/2006            $ 14,318                    $ 15,576             $ 12,594
 9/30/2006            $ 14,411                    $ 15,684             $ 12,532
10/31/2006            $ 14,480                    $ 15,782             $ 12,464
11/30/2006            $ 14,611                    $ 15,914             $ 12,446
12/31/2006            $ 14,567                    $ 15,858             $ 12,464
 1/31/2007            $ 14,535                    $ 15,817             $ 12,503
 2/28/2007            $ 14,691                    $ 16,025             $ 12,569
 3/31/2007            $ 14,633                    $ 15,986             $ 12,684
 4/30/2007            $ 14,677                    $ 16,033             $ 12,766
 5/31/2007            $ 14,607                    $ 15,962             $ 12,844
 6/30/2007            $ 14,561                    $ 15,880             $ 12,869
 7/31/2007            $ 14,642                    $ 16,003             $ 12,866
 8/31/2007            $ 14,558                    $ 15,934             $ 12,842
 9/30/2007            $ 14,742                    $ 16,169             $ 12,878
10/31/2007            $ 14,798                    $ 16,242             $ 12,905
11/30/2007            $ 14,855                    $ 16,345             $ 12,982
12/31/2007            $ 14,873                    $ 16,390             $ 12,973
 1/31/2008            $ 14,904                    $ 16,597             $ 13,038
 2/29/2008            $ 14,074                    $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -5.08%
------------------------------
5-Year                  +2.34%
------------------------------
10-Year                 +3.48%
------------------------------


                                                              Annual Report | 57

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


58 | Annual Report

Your Fund's Expenses

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 59

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07          VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  969.30                   $3.48
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.33                   $3.57
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  966.90                   $6.16
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.60                   $6.32
---------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


60 | Annual Report

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland state and local personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................................    44.3%
AA .....................................................    12.0%
A ......................................................    20.9%
BBB ....................................................    10.1%
Not Rated by S&P .......................................    12.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                        MOODY'S   INTERNAL
AA or Aa                                          2.7%        --
A                                                 1.1%        --
BBB or Baa                                        7.7%       1.2%
-----------------------------------------------------------------
Total                                            11.5%       1.2%

--------------------------------------------------------------------------------

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.84 on February 28, 2007, to $10.81 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 137.


                                                              Annual Report | 61

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2007                                             4.06 cents    3.49 cents
--------------------------------------------------------------------------------
April 2007                                             4.06 cents    3.49 cents
--------------------------------------------------------------------------------
May 2007                                               4.06 cents    3.49 cents
--------------------------------------------------------------------------------
June 2007                                              4.01 cents    3.47 cents
--------------------------------------------------------------------------------
July 2007                                              4.01 cents    3.47 cents
--------------------------------------------------------------------------------
August 2007                                            4.01 cents    3.47 cents
--------------------------------------------------------------------------------
September 2007                                         4.01 cents    3.48 cents
--------------------------------------------------------------------------------
October 2007                                           4.01 cents    3.48 cents
--------------------------------------------------------------------------------
November 2007                                          4.01 cents    3.48 cents
--------------------------------------------------------------------------------
December 2007                                          4.04 cents    3.50 cents
--------------------------------------------------------------------------------
January 2008                                           4.04 cents    3.50 cents
--------------------------------------------------------------------------------
February 2008                                          4.04 cents    3.50 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 48.32 cents per share for the same period. 2 The Performance Summary beginning on page 65 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.29% based on an annualization of the current 4.04 cent per share dividend and the maximum offering price of $11.29 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Maryland state and local personal income tax bracket of 40.66% would need to earn a distribution rate of 7.23% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


62 | Annual Report

STATE UPDATE

In 2007, the U.S. Census Bureau ranked Maryland as the wealthiest state in the union as measured by median household income. This affluence reflected its well-educated labor force and ease of access to white-collar jobs in Washington, D.C., and Baltimore. The state's diversified economic base, anchored by the business, education, and health services; leisure and hospitality; and construction sectors, benefited from a mature infrastructure and contributed to overall annual employment growth. The manufacturing sector, however, contracted, reflecting the national trend. Maryland's economy, while diversified, continues to be proportionally more affected by federal government activities than almost any state. The state expects a significant increase in employment due to the military's Base Realignment and Closure policy, which will create a significant amount of new military positions along with service-industry jobs associated with this increased presence. Maryland's unemployment rate remained lower than the national rate throughout the year, and in February 2008, it was 3.4% compared with the 4.8% national rate.3 The state's high employment and personal income levels helped shield its homeowners from the full impact of the national subprime mortgage crisis.

In 2007, following years of healthy economic growth, Maryland faced a number of budgetary challenges. The state estimated that it would end fiscal year 2007 with $1.63 billion in reserves, down from $2.12 billion in 2006. 4 Total state revenue estimates were also revised downward. It was estimated that total income tax revenues rose slightly but did not meet budgeted expectations due to corporate tax declines. Sales taxes, however, rose from last fiscal year's levels. Another source of budgetary concern was the state's ongoing structural deficit, which reached $1.7 billion.5 The massive shortfall was attributed to a sizable income tax cut made in 1997 combined with increased education spending. The state addressed the deficit by passing legislation that reformed the state's tax structure and cut spending growth.

Maryland's debt burden still remains above average but within debt affordability targets. The state's historically high debt levels have declined relative to prior years. In 2007, its debt as a percentage of personal income, an indicator of debt affordability, ranked 22nd out of the 50 states.6 Independent credit rating agency Standard & Poor's assigned Maryland's general obligation bonds its

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "State Review: Maryland," RATINGSDIRECT, 8/21/08.

5. Source: Office of the Governor, "Press Release: Governor O'Malley Signs Legislation to Secure Maryland's Future; Closes $1.7 billion Structural Deficit," 11/19/08.

6. Source: Moody's Investors Service, "New Issue: Maryland (State of)," 7/26/07.


                                                              Annual Report | 63

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               23.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    23.5%
--------------------------------------------------------------------------------
Higher Education                                                          16.0%
--------------------------------------------------------------------------------
Transportation                                                            10.6%
--------------------------------------------------------------------------------
Utilities                                                                  8.5%
--------------------------------------------------------------------------------
General Obligation                                                         6.5%
--------------------------------------------------------------------------------
Other Revenue                                                              6.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       2.0%
--------------------------------------------------------------------------------
Housing                                                                    1.9%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.0%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.4%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

highest credit rating of AAA with a stable outlook. 7 This rating reflected the state's diverse economy, high wealth levels, strong financial management and liquidity, and clearly defined debt-affordability model.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

7. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


64 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FMDTX)                        CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$1.03     $10.81     $11.84
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                     $0.4832
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FMDIX)                        CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$1.04     $10.95     $11.99
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                     $0.4179
--------------------------------------------------------------------------------


                                                              Annual Report | 65

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -4.80%    +13.83%         +48.28%
----------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -8.88%     +1.74%          +3.56%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -5.18%     +2.41%          +3.90%
----------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.29%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.23%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.80%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   6.40%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.68%
----------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -5.35%    +10.76%         +40.52%
----------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -6.26%     +2.06%          +3.46%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -2.46%     +2.75%          +3.79%
----------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.84%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.47%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.42%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.76%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.23%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


66 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Maryland           Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $  9,572                    $ 10,000             $ 10,000
 3/31/1998            $  9,588                    $ 10,009             $ 10,019
 4/30/1998            $  9,579                    $  9,964             $ 10,037
 5/31/1998            $  9,711                    $ 10,121             $ 10,056
 6/30/1998            $  9,755                    $ 10,161             $ 10,068
 7/31/1998            $  9,779                    $ 10,187             $ 10,080
 8/31/1998            $  9,905                    $ 10,344             $ 10,093
 9/30/1998            $ 10,005                    $ 10,473             $ 10,105
10/31/1998            $ 10,013                    $ 10,473             $ 10,130
11/30/1998            $ 10,038                    $ 10,510             $ 10,130
12/31/1998            $ 10,060                    $ 10,536             $ 10,124
 1/31/1999            $ 10,143                    $ 10,661             $ 10,148
 2/28/1999            $ 10,115                    $ 10,615             $ 10,161
 3/31/1999            $ 10,129                    $ 10,629             $ 10,191
 4/30/1999            $ 10,169                    $ 10,656             $ 10,266
 5/31/1999            $ 10,121                    $ 10,594             $ 10,266
 6/30/1999            $  9,977                    $ 10,442             $ 10,266
 7/31/1999            $ 10,000                    $ 10,480             $ 10,296
 8/31/1999            $  9,845                    $ 10,396             $ 10,321
 9/30/1999            $  9,824                    $ 10,400             $ 10,371
10/31/1999            $  9,668                    $ 10,287             $ 10,389
11/30/1999            $  9,763                    $ 10,397             $ 10,395
12/31/1999            $  9,670                    $ 10,319             $ 10,395
 1/31/2000            $  9,603                    $ 10,274             $ 10,426
 2/29/2000            $  9,718                    $ 10,394             $ 10,488
 3/31/2000            $  9,944                    $ 10,621             $ 10,574
 4/30/2000            $  9,914                    $ 10,558             $ 10,581
 5/31/2000            $  9,828                    $ 10,503             $ 10,593
 6/30/2000            $ 10,076                    $ 10,782             $ 10,649
 7/31/2000            $ 10,231                    $ 10,932             $ 10,673
 8/31/2000            $ 10,407                    $ 11,100             $ 10,673
 9/30/2000            $ 10,376                    $ 11,042             $ 10,729
10/31/2000            $ 10,477                    $ 11,163             $ 10,747
11/30/2000            $ 10,569                    $ 11,247             $ 10,754
12/31/2000            $ 10,804                    $ 11,525             $ 10,747
 1/31/2001            $ 10,868                    $ 11,639             $ 10,815
 2/28/2001            $ 10,933                    $ 11,676             $ 10,859
 3/31/2001            $ 11,007                    $ 11,781             $ 10,883
 4/30/2001            $ 10,917                    $ 11,653             $ 10,926
 5/31/2001            $ 11,011                    $ 11,779             $ 10,976
 6/30/2001            $ 11,105                    $ 11,858             $ 10,994
 7/31/2001            $ 11,258                    $ 12,033             $ 10,964
 8/31/2001            $ 11,431                    $ 12,231             $ 10,964
 9/30/2001            $ 11,398                    $ 12,190             $ 11,013
10/31/2001            $ 11,533                    $ 12,336             $ 10,976
11/30/2001            $ 11,459                    $ 12,232             $ 10,957
12/31/2001            $ 11,355                    $ 12,116             $ 10,914
 1/31/2002            $ 11,510                    $ 12,326             $ 10,939
 2/28/2002            $ 11,636                    $ 12,475             $ 10,982
 3/31/2002            $ 11,439                    $ 12,230             $ 11,044
 4/30/2002            $ 11,617                    $ 12,469             $ 11,106
 5/31/2002            $ 11,735                    $ 12,545             $ 11,106
 6/30/2002            $ 11,833                    $ 12,678             $ 11,112
 7/31/2002            $ 11,972                    $ 12,841             $ 11,124
 8/31/2002            $ 12,091                    $ 12,995             $ 11,161
 9/30/2002            $ 12,325                    $ 13,280             $ 11,180
10/31/2002            $ 12,123                    $ 13,059             $ 11,198
11/30/2002            $ 12,098                    $ 13,005             $ 11,198
12/31/2002            $ 12,324                    $ 13,280             $ 11,174
 1/31/2003            $ 12,329                    $ 13,246             $ 11,223
 2/28/2003            $ 12,471                    $ 13,431             $ 11,309
 3/31/2003            $ 12,487                    $ 13,439             $ 11,377
 4/30/2003            $ 12,588                    $ 13,528             $ 11,353
 5/31/2003            $ 12,849                    $ 13,845             $ 11,334
 6/30/2003            $ 12,810                    $ 13,786             $ 11,347
 7/31/2003            $ 12,362                    $ 13,303             $ 11,359
 8/31/2003            $ 12,474                    $ 13,403             $ 11,402
 9/30/2003            $ 12,761                    $ 13,797             $ 11,439
10/31/2003            $ 12,700                    $ 13,727             $ 11,427
11/30/2003            $ 12,835                    $ 13,870             $ 11,396
12/31/2003            $ 12,949                    $ 13,985             $ 11,384
 1/31/2004            $ 13,018                    $ 14,065             $ 11,439
 2/29/2004            $ 13,210                    $ 14,277             $ 11,501
 3/31/2004            $ 13,179                    $ 14,227             $ 11,575
 4/30/2004            $ 12,894                    $ 13,890             $ 11,612
 5/31/2004            $ 12,853                    $ 13,840             $ 11,680
 6/30/2004            $ 12,889                    $ 13,890             $ 11,717
 7/31/2004            $ 13,038                    $ 14,073             $ 11,699
 8/31/2004            $ 13,256                    $ 14,355             $ 11,705
 9/30/2004            $ 13,338                    $ 14,431             $ 11,729
10/31/2004            $ 13,444                    $ 14,555             $ 11,791
11/30/2004            $ 13,344                    $ 14,435             $ 11,797
12/31/2004            $ 13,506                    $ 14,612             $ 11,754
 1/31/2005            $ 13,670                    $ 14,748             $ 11,779
 2/28/2005            $ 13,650                    $ 14,699             $ 11,847
 3/31/2005            $ 13,595                    $ 14,607             $ 11,939
 4/30/2005            $ 13,795                    $ 14,837             $ 12,020
 5/31/2005            $ 13,891                    $ 14,942             $ 12,007
 6/30/2005            $ 13,964                    $ 15,034             $ 12,014
 7/31/2005            $ 13,919                    $ 14,966             $ 12,069
 8/31/2005            $ 14,052                    $ 15,118             $ 12,131
 9/30/2005            $ 13,961                    $ 15,016             $ 12,279
10/31/2005            $ 13,904                    $ 14,925             $ 12,304
11/30/2005            $ 13,954                    $ 14,996             $ 12,205
12/31/2005            $ 14,076                    $ 15,125             $ 12,156
 1/31/2006            $ 14,102                    $ 15,166             $ 12,248
 2/28/2006            $ 14,213                    $ 15,268             $ 12,273
 3/31/2006            $ 14,118                    $ 15,163             $ 12,341
 4/30/2006            $ 14,120                    $ 15,157             $ 12,446
 5/31/2006            $ 14,158                    $ 15,225             $ 12,508
 6/30/2006            $ 14,099                    $ 15,167             $ 12,532
 7/31/2006            $ 14,261                    $ 15,348             $ 12,569
 8/31/2006            $ 14,460                    $ 15,576             $ 12,594
 9/30/2006            $ 14,560                    $ 15,684             $ 12,532
10/31/2006            $ 14,662                    $ 15,782             $ 12,464
11/30/2006            $ 14,801                    $ 15,914             $ 12,446
12/31/2006            $ 14,752                    $ 15,858             $ 12,464
 1/31/2007            $ 14,715                    $ 15,817             $ 12,503
 2/28/2007            $ 14,917                    $ 16,025             $ 12,569
 3/31/2007            $ 14,841                    $ 15,986             $ 12,684
 4/30/2007            $ 14,880                    $ 16,033             $ 12,766
 5/31/2007            $ 14,830                    $ 15,962             $ 12,844
 6/30/2007            $ 14,741                    $ 15,880             $ 12,869
 7/31/2007            $ 14,831                    $ 16,003             $ 12,866
 8/31/2007            $ 14,677                    $ 15,934             $ 12,842
 9/30/2007            $ 14,922                    $ 16,169             $ 12,878
10/31/2007            $ 14,987                    $ 16,242             $ 12,905
11/30/2007            $ 15,000                    $ 16,345             $ 12,982
12/31/2007            $ 14,935                    $ 16,390             $ 12,973
 1/31/2008            $ 15,013                    $ 16,597             $ 13,038
 2/29/2008            $ 14,194                    $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -8.88%
------------------------------
5-Year                  +1.74%
------------------------------
10-Year                 +3.56%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Maryland           Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $ 10,000                    $ 10,000             $ 10,000
 3/31/1998            $ 10,020                    $ 10,009             $ 10,019
 4/30/1998            $  9,997                    $  9,964             $ 10,037
 5/31/1998            $ 10,138                    $ 10,121             $ 10,056
 6/30/1998            $ 10,179                    $ 10,161             $ 10,068
 7/31/1998            $ 10,200                    $ 10,187             $ 10,080
 8/31/1998            $ 10,325                    $ 10,344             $ 10,093
 9/30/1998            $ 10,424                    $ 10,473             $ 10,105
10/31/1998            $ 10,427                    $ 10,473             $ 10,130
11/30/1998            $ 10,448                    $ 10,510             $ 10,130
12/31/1998            $ 10,466                    $ 10,536             $ 10,124
 1/31/1999            $ 10,548                    $ 10,661             $ 10,148
 2/28/1999            $ 10,513                    $ 10,615             $ 10,161
 3/31/1999            $ 10,531                    $ 10,629             $ 10,191
 4/30/1999            $ 10,559                    $ 10,656             $ 10,266
 5/31/1999            $ 10,505                    $ 10,594             $ 10,266
 6/30/1999            $ 10,352                    $ 10,442             $ 10,266
 7/31/1999            $ 10,370                    $ 10,480             $ 10,296
 8/31/1999            $ 10,207                    $ 10,396             $ 10,321
 9/30/1999            $ 10,180                    $ 10,400             $ 10,371
10/31/1999            $ 10,015                    $ 10,287             $ 10,389
11/30/1999            $ 10,108                    $ 10,397             $ 10,395
12/31/1999            $ 10,008                    $ 10,319             $ 10,395
 1/31/2000            $  9,935                    $ 10,274             $ 10,426
 2/29/2000            $ 10,049                    $ 10,394             $ 10,488
 3/31/2000            $ 10,285                    $ 10,621             $ 10,574
 4/30/2000            $ 10,239                    $ 10,558             $ 10,581
 5/31/2000            $ 10,157                    $ 10,503             $ 10,593
 6/30/2000            $ 10,406                    $ 10,782             $ 10,649
 7/31/2000            $ 10,551                    $ 10,932             $ 10,673
 8/31/2000            $ 10,726                    $ 11,100             $ 10,673
 9/30/2000            $ 10,690                    $ 11,042             $ 10,729
10/31/2000            $ 10,798                    $ 11,163             $ 10,747
11/30/2000            $ 10,887                    $ 11,247             $ 10,754
12/31/2000            $ 11,122                    $ 11,525             $ 10,747
 1/31/2001            $ 11,182                    $ 11,639             $ 10,815
 2/28/2001            $ 11,243                    $ 11,676             $ 10,859
 3/31/2001            $ 11,322                    $ 11,781             $ 10,883
 4/30/2001            $ 11,215                    $ 11,653             $ 10,926
 5/31/2001            $ 11,315                    $ 11,779             $ 10,976
 6/30/2001            $ 11,405                    $ 11,858             $ 10,994
 7/31/2001            $ 11,556                    $ 12,033             $ 10,964
 8/31/2001            $ 11,727                    $ 12,231             $ 10,964
 9/30/2001            $ 11,688                    $ 12,190             $ 11,013
10/31/2001            $ 11,820                    $ 12,336             $ 10,976
11/30/2001            $ 11,740                    $ 12,232             $ 10,957
12/31/2001            $ 11,628                    $ 12,116             $ 10,914
 1/31/2002            $ 11,781                    $ 12,326             $ 10,939
 2/28/2002            $ 11,903                    $ 12,475             $ 10,982
 3/31/2002            $ 11,698                    $ 12,230             $ 11,044
 4/30/2002            $ 11,872                    $ 12,469             $ 11,106
 5/31/2002            $ 11,986                    $ 12,545             $ 11,106
 6/30/2002            $ 12,090                    $ 12,678             $ 11,112
 7/31/2002            $ 12,214                    $ 12,841             $ 11,124
 8/31/2002            $ 12,339                    $ 12,995             $ 11,161
 9/30/2002            $ 12,570                    $ 13,280             $ 11,180
10/31/2002            $ 12,361                    $ 13,059             $ 11,198
11/30/2002            $ 12,329                    $ 13,005             $ 11,198
12/31/2002            $ 12,552                    $ 13,280             $ 11,174
 1/31/2003            $ 12,551                    $ 13,246             $ 11,223
 2/28/2003            $ 12,689                    $ 13,431             $ 11,309
 3/31/2003            $ 12,699                    $ 13,439             $ 11,377
 4/30/2003            $ 12,795                    $ 13,528             $ 11,353
 5/31/2003            $ 13,063                    $ 13,845             $ 11,334
 6/30/2003            $ 13,008                    $ 13,786             $ 11,347
 7/31/2003            $ 12,552                    $ 13,303             $ 11,359
 8/31/2003            $ 12,659                    $ 13,403             $ 11,402
 9/30/2003            $ 12,941                    $ 13,797             $ 11,439
10/31/2003            $ 12,874                    $ 13,727             $ 11,427
11/30/2003            $ 13,004                    $ 13,870             $ 11,396
12/31/2003            $ 13,110                    $ 13,985             $ 11,384
 1/31/2004            $ 13,184                    $ 14,065             $ 11,439
 2/29/2004            $ 13,369                    $ 14,277             $ 11,501
 3/31/2004            $ 13,332                    $ 14,227             $ 11,575
 4/30/2004            $ 13,029                    $ 13,890             $ 11,612
 5/31/2004            $ 12,981                    $ 13,840             $ 11,680
 6/30/2004            $ 13,023                    $ 13,890             $ 11,717
 7/31/2004            $ 13,155                    $ 14,073             $ 11,699
 8/31/2004            $ 13,377                    $ 14,355             $ 11,705
 9/30/2004            $ 13,454                    $ 14,431             $ 11,729
10/31/2004            $ 13,553                    $ 14,555             $ 11,791
11/30/2004            $ 13,447                    $ 14,435             $ 11,797
12/31/2004            $ 13,615                    $ 14,612             $ 11,754
 1/31/2005            $ 13,772                    $ 14,748             $ 11,779
 2/28/2005            $ 13,734                    $ 14,699             $ 11,847
 3/31/2005            $ 13,685                    $ 14,607             $ 11,939
 4/30/2005            $ 13,866                    $ 14,837             $ 12,020
 5/31/2005            $ 13,966                    $ 14,942             $ 12,007
 6/30/2005            $ 14,020                    $ 15,034             $ 12,014
 7/31/2005            $ 13,970                    $ 14,966             $ 12,069
 8/31/2005            $ 14,106                    $ 15,118             $ 12,131
 9/30/2005            $ 14,010                    $ 15,016             $ 12,279
10/31/2005            $ 13,935                    $ 14,925             $ 12,304
11/30/2005            $ 13,990                    $ 14,996             $ 12,205
12/31/2005            $ 14,105                    $ 15,125             $ 12,156
 1/31/2006            $ 14,124                    $ 15,166             $ 12,248
 2/28/2006            $ 14,227                    $ 15,268             $ 12,273
 3/31/2006            $ 14,126                    $ 15,163             $ 12,341
 4/30/2006            $ 14,122                    $ 15,157             $ 12,446
 5/31/2006            $ 14,153                    $ 15,225             $ 12,508
 6/30/2006            $ 14,088                    $ 15,167             $ 12,532
 7/31/2006            $ 14,241                    $ 15,348             $ 12,569
 8/31/2006            $ 14,431                    $ 15,576             $ 12,594
 9/30/2006            $ 14,524                    $ 15,684             $ 12,532
10/31/2006            $ 14,618                    $ 15,782             $ 12,464
11/30/2006            $ 14,761                    $ 15,914             $ 12,446
12/31/2006            $ 14,705                    $ 15,858             $ 12,464
 1/31/2007            $ 14,650                    $ 15,817             $ 12,503
 2/28/2007            $ 14,854                    $ 16,025             $ 12,569
 3/31/2007            $ 14,773                    $ 15,986             $ 12,684
 4/30/2007            $ 14,804                    $ 16,033             $ 12,766
 5/31/2007            $ 14,735                    $ 15,962             $ 12,844
 6/30/2007            $ 14,654                    $ 15,880             $ 12,869
 7/31/2007            $ 14,735                    $ 16,003             $ 12,866
 8/31/2007            $ 14,565                    $ 15,934             $ 12,842
 9/30/2007            $ 14,811                    $ 16,169             $ 12,878
10/31/2007            $ 14,867                    $ 16,242             $ 12,905
11/30/2007            $ 14,874                    $ 16,345             $ 12,982
12/31/2007            $ 14,804                    $ 16,390             $ 12,973
 1/31/2008            $ 14,873                    $ 16,597             $ 13,038
 2/29/2008            $ 14,052                    $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -6.26%
------------------------------
5-Year                  +2.06%
------------------------------
10-Year                 +3.46%
------------------------------


                                                              Annual Report | 67

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Maryland state and local personal income tax rate of 40.66%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


68 | Annual Report

Your Fund's Expenses

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 69

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 9/1/07           VALUE 2/29/08         PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  967.30                   $3.28
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.53                   $3.37
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  965.10                   $5.96
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.80                   $6.12
---------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


70 | Annual Report

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                              48.3%
--------------------------------------------------------------------------------
AA                                                               16.8%
--------------------------------------------------------------------------------
A                                                                 6.8%
--------------------------------------------------------------------------------
BBB                                                              12.9%
--------------------------------------------------------------------------------
Below Investment Grade                                            0.6%
--------------------------------------------------------------------------------
Not Rated by S&P                                                 14.6%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
AAA or Aaa                  6.7%       1.0%
A                           1.3%       0.6%
BBB or Baa                  1.0%       3.8%
Below Investment Grade       --        0.2%
--------------------------------------------
Total                       9.0%       5.6%

--------------------------------------------------------------------------------

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.37 on February 28, 2007, to $11.52 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 143.


                                                              Annual Report | 71

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                                CLASS A          CLASS C
--------------------------------------------------------------------------------
March 2007                                          4.28 cents       3.70 cents
--------------------------------------------------------------------------------
April 2007                                          4.28 cents       3.70 cents
--------------------------------------------------------------------------------
May 2007                                            4.28 cents       3.70 cents
--------------------------------------------------------------------------------
June 2007                                           4.25 cents       3.67 cents
--------------------------------------------------------------------------------
July 2007                                           4.25 cents       3.67 cents
--------------------------------------------------------------------------------
August 2007                                         4.25 cents       3.67 cents
--------------------------------------------------------------------------------
September 2007                                      4.25 cents       3.70 cents
--------------------------------------------------------------------------------
October 2007                                        4.25 cents       3.70 cents
--------------------------------------------------------------------------------
November 2007                                       4.25 cents       3.70 cents
--------------------------------------------------------------------------------
December 2007                                       4.28 cents       3.74 cents
--------------------------------------------------------------------------------
January 2008                                        4.28 cents       3.74 cents
--------------------------------------------------------------------------------
February 2008                                       4.28 cents       3.74 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 51.14 cents per share for the same period. 2 The Performance Summary beginning on page 75 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.27% based on an annualization of the current 4.28 cent per share dividend and the maximum offering price of $12.03 on February 29, 2008. An investor in the 2007 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.99% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Missouri's economy continued to expand during the 12 months under review. However, the pace declined in the review period's latter months as the state faced headwinds from slowdowns in the housing and manufacturing sectors. Home foreclosure rates in Missouri were higher than the national average, and the manufacturing sector continued to shed jobs largely due to the contracting

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


72 | Annual Report
automotive industry. In the past, Missouri's trade and manufacturing sectors have benefited from the state's location at the nation's geographic center, and these sectors' performance remains integral to Missouri's overall economic health. However, over the years, the state's economic base has diversified, and the education, health and professional services sectors now make up the majority of the state's jobs. In recent years, Missouri was among the few Midwestern states to enjoy positive net in-migration as the St. Louis and Kansas City metropolitan areas in particular continued to attract new residents. State personal income levels were slighter lower than the national average and per capita personal income was about 90% of the national level. 3 In February, the state's 5.3% unemployment rate was higher than the 4.8% national average. 4

In fiscal year 2007, state general fund revenues were above expectations due to strong increases in net personal and corporate income tax collections despite muted growth in net sales tax receipts. Due to such strong results, the state started fiscal year 2008 with a modest surplus and a fully funded budget reserve fund. Fiscal year 2008's budget, which calls for increased education and health care spending, is larger than the previous year's budget despite slower growth expectations. The state also expects revenue growth to be affected by a constitutional amendment that shifts approximately $120 million of motor vehicle sales taxes over a four-year period to the state road fund from general operations. 5

Missouri's constitution prohibits it from issuing most general obligation debt without voter approval. As a result, the state's capital financing strategy relies more on revenue and annual appropriations bonds, and the state's debt burden is much lower than the national average. Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Missouri's general obligation bonds their highest rating of AAA and Aaa with stable outlooks. 6 These ratings reflected the state's healthy and diverse economic base, strong financial management, high reserve levels and low debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               27.7%
--------------------------------------------------------------------------------
Higher Education                                                          14.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    13.9%
--------------------------------------------------------------------------------
Utilities                                                                 13.0%
--------------------------------------------------------------------------------
Other Revenue                                                              7.9%
--------------------------------------------------------------------------------
General Obligation                                                         6.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       5.4%
--------------------------------------------------------------------------------
Transportation                                                             4.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              3.7%
--------------------------------------------------------------------------------
Corporate-Backed                                                           2.5%
--------------------------------------------------------------------------------
Housing                                                                    1.2%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

3. Source: Moody's Investors Service, "New Issue: Missouri (State of),"
10/25/07.

4. Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Research: Missouri; Summary; General Obligation," RATINGSDIRECT, 10/15/07.

6. These do not indicate ratings of the Fund.


                                                              Annual Report | 73

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


74 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FRMOX)                        CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.85    $ 11.52    $ 12.37
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                     $0.5114
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FMOIX)                        CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.85    $ 11.60    $ 12.45
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                     $0.4440
--------------------------------------------------------------------------------


                                                              Annual Report | 75

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE;
CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.86%    +16.99%      +51.13%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -6.99%     +2.30%       +3.77%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -3.84%     +2.87%       +4.05%
--------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.27%
--------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.99%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.50%
--------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.73%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.66%
--------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR    5-YEAR      10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -3.45%    +13.80%     +43.10%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -4.38%     +2.62%      +3.65%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -1.12%     +3.20%      +3.94%
--------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.85%
--------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.30%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.09%
--------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.06%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.21%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


76 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Missouri           Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $  9,577                    $ 10,000             $ 10,000
 3/31/1998            $  9,586                    $ 10,009             $ 10,019
 4/30/1998            $  9,564                    $  9,964             $ 10,037
 5/31/1998            $  9,692                    $ 10,121             $ 10,056
 6/30/1998            $  9,726                    $ 10,161             $ 10,068
 7/31/1998            $  9,736                    $ 10,187             $ 10,080
 8/31/1998            $  9,858                    $ 10,344             $ 10,093
 9/30/1998            $  9,973                    $ 10,473             $ 10,105
10/31/1998            $  9,950                    $ 10,473             $ 10,130
11/30/1998            $  9,976                    $ 10,510             $ 10,130
12/31/1998            $ 10,010                    $ 10,536             $ 10,124
 1/31/1999            $ 10,101                    $ 10,661             $ 10,148
 2/28/1999            $ 10,069                    $ 10,615             $ 10,161
 3/31/1999            $ 10,094                    $ 10,629             $ 10,191
 4/30/1999            $ 10,110                    $ 10,656             $ 10,266
 5/31/1999            $ 10,052                    $ 10,594             $ 10,266
 6/30/1999            $  9,896                    $ 10,442             $ 10,266
 7/31/1999            $  9,912                    $ 10,480             $ 10,296
 8/31/1999            $  9,769                    $ 10,396             $ 10,321
 9/30/1999            $  9,752                    $ 10,400             $ 10,371
10/31/1999            $  9,590                    $ 10,287             $ 10,389
11/30/1999            $  9,684                    $ 10,397             $ 10,395
12/31/1999            $  9,572                    $ 10,319             $ 10,395
 1/31/2000            $  9,477                    $ 10,274             $ 10,426
 2/29/2000            $  9,598                    $ 10,394             $ 10,488
 3/31/2000            $  9,842                    $ 10,621             $ 10,574
 4/30/2000            $  9,781                    $ 10,558             $ 10,581
 5/31/2000            $  9,711                    $ 10,503             $ 10,593
 6/30/2000            $  9,976                    $ 10,782             $ 10,649
 7/31/2000            $ 10,118                    $ 10,932             $ 10,673
 8/31/2000            $ 10,296                    $ 11,100             $ 10,673
 9/30/2000            $ 10,233                    $ 11,042             $ 10,729
10/31/2000            $ 10,341                    $ 11,163             $ 10,747
11/30/2000            $ 10,432                    $ 11,247             $ 10,754
12/31/2000            $ 10,695                    $ 11,525             $ 10,747
 1/31/2001            $ 10,758                    $ 11,639             $ 10,815
 2/28/2001            $ 10,804                    $ 11,676             $ 10,859
 3/31/2001            $ 10,886                    $ 11,781             $ 10,883
 4/30/2001            $ 10,784                    $ 11,653             $ 10,926
 5/31/2001            $ 10,885                    $ 11,779             $ 10,976
 6/30/2001            $ 10,969                    $ 11,858             $ 10,994
 7/31/2001            $ 11,146                    $ 12,033             $ 10,964
 8/31/2001            $ 11,380                    $ 12,231             $ 10,964
 9/30/2001            $ 11,322                    $ 12,190             $ 11,013
10/31/2001            $ 11,472                    $ 12,336             $ 10,976
11/30/2001            $ 11,375                    $ 12,232             $ 10,957
12/31/2001            $ 11,231                    $ 12,116             $ 10,914
 1/31/2002            $ 11,450                    $ 12,326             $ 10,939
 2/28/2002            $ 11,573                    $ 12,475             $ 10,982
 3/31/2002            $ 11,340                    $ 12,230             $ 11,044
 4/30/2002            $ 11,533                    $ 12,469             $ 11,106
 5/31/2002            $ 11,600                    $ 12,545             $ 11,106
 6/30/2002            $ 11,715                    $ 12,678             $ 11,112
 7/31/2002            $ 11,871                    $ 12,841             $ 11,124
 8/31/2002            $ 11,997                    $ 12,995             $ 11,161
 9/30/2002            $ 12,262                    $ 13,280             $ 11,180
10/31/2002            $ 12,041                    $ 13,059             $ 11,198
11/30/2002            $ 12,009                    $ 13,005             $ 11,198
12/31/2002            $ 12,226                    $ 13,280             $ 11,174
 1/31/2003            $ 12,214                    $ 13,246             $ 11,223
 2/28/2003            $ 12,373                    $ 13,431             $ 11,309
 3/31/2003            $ 12,380                    $ 13,439             $ 11,377
 4/30/2003            $ 12,479                    $ 13,528             $ 11,353
 5/31/2003            $ 12,771                    $ 13,845             $ 11,334
 6/30/2003            $ 12,716                    $ 13,786             $ 11,347
 7/31/2003            $ 12,228                    $ 13,303             $ 11,359
 8/31/2003            $ 12,348                    $ 13,403             $ 11,402
 9/30/2003            $ 12,665                    $ 13,797             $ 11,439
10/31/2003            $ 12,599                    $ 13,727             $ 11,427
11/30/2003            $ 12,751                    $ 13,870             $ 11,396
12/31/2003            $ 12,871                    $ 13,985             $ 11,384
 1/31/2004            $ 12,950                    $ 14,065             $ 11,439
 2/29/2004            $ 13,166                    $ 14,277             $ 11,501
 3/31/2004            $ 13,118                    $ 14,227             $ 11,575
 4/30/2004            $ 12,782                    $ 13,890             $ 11,612
 5/31/2004            $ 12,735                    $ 13,840             $ 11,680
 6/30/2004            $ 12,761                    $ 13,890             $ 11,717
 7/31/2004            $ 12,949                    $ 14,073             $ 11,699
 8/31/2004            $ 13,180                    $ 14,355             $ 11,705
 9/30/2004            $ 13,261                    $ 14,431             $ 11,729
10/31/2004            $ 13,397                    $ 14,555             $ 11,791
11/30/2004            $ 13,282                    $ 14,435             $ 11,797
12/31/2004            $ 13,473                    $ 14,612             $ 11,754
 1/31/2005            $ 13,654                    $ 14,748             $ 11,779
 2/28/2005            $ 13,626                    $ 14,699             $ 11,847
 3/31/2005            $ 13,564                    $ 14,607             $ 11,939
 4/30/2005            $ 13,781                    $ 14,837             $ 12,020
 5/31/2005            $ 13,886                    $ 14,942             $ 12,007
 6/30/2005            $ 13,959                    $ 15,034             $ 12,014
 7/31/2005            $ 13,953                    $ 14,966             $ 12,069
 8/31/2005            $ 14,094                    $ 15,118             $ 12,131
 9/30/2005            $ 13,963                    $ 15,016             $ 12,279
10/31/2005            $ 13,853                    $ 14,925             $ 12,304
11/30/2005            $ 13,904                    $ 14,996             $ 12,205
12/31/2005            $ 14,057                    $ 15,125             $ 12,156
 1/31/2006            $ 14,073                    $ 15,166             $ 12,248
 2/28/2006            $ 14,216                    $ 15,268             $ 12,273
 3/31/2006            $ 14,105                    $ 15,163             $ 12,341
 4/30/2006            $ 14,097                    $ 15,157             $ 12,446
 5/31/2006            $ 14,125                    $ 15,225             $ 12,508
 6/30/2006            $ 14,070                    $ 15,167             $ 12,532
 7/31/2006            $ 14,238                    $ 15,348             $ 12,569
 8/31/2006            $ 14,454                    $ 15,576             $ 12,594
 9/30/2006            $ 14,552                    $ 15,684             $ 12,532
10/31/2006            $ 14,651                    $ 15,782             $ 12,464
11/30/2006            $ 14,797                    $ 15,914             $ 12,446
12/31/2006            $ 14,741                    $ 15,858             $ 12,464
 1/31/2007            $ 14,696                    $ 15,817             $ 12,503
 2/28/2007            $ 14,904                    $ 16,025             $ 12,569
 3/31/2007            $ 14,835                    $ 15,986             $ 12,684
 4/30/2007            $ 14,887                    $ 16,033             $ 12,766
 5/31/2007            $ 14,817                    $ 15,962             $ 12,844
 6/30/2007            $ 14,735                    $ 15,880             $ 12,869
 7/31/2007            $ 14,848                    $ 16,003             $ 12,866
 8/31/2007            $ 14,704                    $ 15,934             $ 12,842
 9/30/2007            $ 14,941                    $ 16,169             $ 12,878
10/31/2007            $ 15,006                    $ 16,242             $ 12,905
11/30/2007            $ 15,071                    $ 16,345             $ 12,982
12/31/2007            $ 15,075                    $ 16,390             $ 12,973
 1/31/2008            $ 15,165                    $ 16,597             $ 13,038
 2/29/2008            $ 14,474                    $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -6.99%
------------------------------
5-Year                  +2.30%
------------------------------
10-Year                 +3.77%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Missouri           Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $ 10,000                    $ 10,000             $ 10,000
 3/31/1998            $ 10,005                    $ 10,009             $ 10,019
 4/30/1998            $  9,977                    $  9,964             $ 10,037
 5/31/1998            $ 10,106                    $ 10,121             $ 10,056
 6/30/1998            $ 10,145                    $ 10,161             $ 10,068
 7/31/1998            $ 10,150                    $ 10,187             $ 10,080
 8/31/1998            $ 10,272                    $ 10,344             $ 10,093
 9/30/1998            $ 10,378                    $ 10,473             $ 10,105
10/31/1998            $ 10,349                    $ 10,473             $ 10,130
11/30/1998            $ 10,379                    $ 10,510             $ 10,130
12/31/1998            $ 10,401                    $ 10,536             $ 10,124
 1/31/1999            $ 10,490                    $ 10,661             $ 10,148
 2/28/1999            $ 10,460                    $ 10,615             $ 10,161
 3/31/1999            $ 10,481                    $ 10,629             $ 10,191
 4/30/1999            $ 10,484                    $ 10,656             $ 10,266
 5/31/1999            $ 10,428                    $ 10,594             $ 10,266
 6/30/1999            $ 10,253                    $ 10,442             $ 10,266
 7/31/1999            $ 10,266                    $ 10,480             $ 10,296
 8/31/1999            $ 10,122                    $ 10,396             $ 10,321
 9/30/1999            $ 10,091                    $ 10,400             $ 10,371
10/31/1999            $  9,928                    $ 10,287             $ 10,389
11/30/1999            $ 10,011                    $ 10,397             $ 10,395
12/31/1999            $  9,892                    $ 10,319             $ 10,395
 1/31/2000            $  9,789                    $ 10,274             $ 10,426
 2/29/2000            $  9,910                    $ 10,394             $ 10,488
 3/31/2000            $ 10,157                    $ 10,621             $ 10,574
 4/30/2000            $ 10,089                    $ 10,558             $ 10,581
 5/31/2000            $ 10,021                    $ 10,503             $ 10,593
 6/30/2000            $ 10,280                    $ 10,782             $ 10,649
 7/31/2000            $ 10,430                    $ 10,932             $ 10,673
 8/31/2000            $ 10,599                    $ 11,100             $ 10,673
 9/30/2000            $ 10,539                    $ 11,042             $ 10,729
10/31/2000            $ 10,645                    $ 11,163             $ 10,747
11/30/2000            $ 10,733                    $ 11,247             $ 10,754
12/31/2000            $ 10,997                    $ 11,525             $ 10,747
 1/31/2001            $ 11,057                    $ 11,639             $ 10,815
 2/28/2001            $ 11,099                    $ 11,676             $ 10,859
 3/31/2001            $ 11,187                    $ 11,781             $ 10,883
 4/30/2001            $ 11,068                    $ 11,653             $ 10,926
 5/31/2001            $ 11,166                    $ 11,779             $ 10,976
 6/30/2001            $ 11,246                    $ 11,858             $ 10,994
 7/31/2001            $ 11,422                    $ 12,033             $ 10,964
 8/31/2001            $ 11,656                    $ 12,231             $ 10,964
 9/30/2001            $ 11,602                    $ 12,190             $ 11,013
10/31/2001            $ 11,749                    $ 12,336             $ 10,976
11/30/2001            $ 11,646                    $ 12,232             $ 10,957
12/31/2001            $ 11,494                    $ 12,116             $ 10,914
 1/31/2002            $ 11,701                    $ 12,326             $ 10,939
 2/28/2002            $ 11,831                    $ 12,475             $ 10,982
 3/31/2002            $ 11,588                    $ 12,230             $ 11,044
 4/30/2002            $ 11,778                    $ 12,469             $ 11,106
 5/31/2002            $ 11,841                    $ 12,545             $ 11,106
 6/30/2002            $ 11,953                    $ 12,678             $ 11,112
 7/31/2002            $ 12,105                    $ 12,841             $ 11,124
 8/31/2002            $ 12,229                    $ 12,995             $ 11,161
 9/30/2002            $ 12,491                    $ 13,280             $ 11,180
10/31/2002            $ 12,263                    $ 13,059             $ 11,198
11/30/2002            $ 12,224                    $ 13,005             $ 11,198
12/31/2002            $ 12,439                    $ 13,280             $ 11,174
 1/31/2003            $ 12,421                    $ 13,246             $ 11,223
 2/28/2003            $ 12,576                    $ 13,431             $ 11,309
 3/31/2003            $ 12,578                    $ 13,439             $ 11,377
 4/30/2003            $ 12,672                    $ 13,528             $ 11,353
 5/31/2003            $ 12,962                    $ 13,845             $ 11,334
 6/30/2003            $ 12,911                    $ 13,786             $ 11,347
 7/31/2003            $ 12,403                    $ 13,303             $ 11,359
 8/31/2003            $ 12,517                    $ 13,403             $ 11,402
 9/30/2003            $ 12,830                    $ 13,797             $ 11,439
10/31/2003            $ 12,767                    $ 13,727             $ 11,427
11/30/2003            $ 12,913                    $ 13,870             $ 11,396
12/31/2003            $ 13,018                    $ 13,985             $ 11,384
 1/31/2004            $ 13,102                    $ 14,065             $ 11,439
 2/29/2004            $ 13,303                    $ 14,277             $ 11,501
 3/31/2004            $ 13,259                    $ 14,227             $ 11,575
 4/30/2004            $ 12,916                    $ 13,890             $ 11,612
 5/31/2004            $ 12,862                    $ 13,840             $ 11,680
 6/30/2004            $ 12,883                    $ 13,890             $ 11,717
 7/31/2004            $ 13,054                    $ 14,073             $ 11,699
 8/31/2004            $ 13,292                    $ 14,355             $ 11,705
 9/30/2004            $ 13,366                    $ 14,431             $ 11,729
10/31/2004            $ 13,496                    $ 14,555             $ 11,791
11/30/2004            $ 13,375                    $ 14,435             $ 11,797
12/31/2004            $ 13,560                    $ 14,612             $ 11,754
 1/31/2005            $ 13,735                    $ 14,748             $ 11,779
 2/28/2005            $ 13,700                    $ 14,699             $ 11,847
 3/31/2005            $ 13,632                    $ 14,607             $ 11,939
 4/30/2005            $ 13,842                    $ 14,837             $ 12,020
 5/31/2005            $ 13,952                    $ 14,942             $ 12,007
 6/30/2005            $ 14,007                    $ 15,034             $ 12,014
 7/31/2005            $ 13,995                    $ 14,966             $ 12,069
 8/31/2005            $ 14,128                    $ 15,118             $ 12,131
 9/30/2005            $ 13,991                    $ 15,016             $ 12,279
10/31/2005            $ 13,888                    $ 14,925             $ 12,304
11/30/2005            $ 13,920                    $ 14,996             $ 12,205
12/31/2005            $ 14,067                    $ 15,125             $ 12,156
 1/31/2006            $ 14,076                    $ 15,166             $ 12,248
 2/28/2006            $ 14,224                    $ 15,268             $ 12,273
 3/31/2006            $ 14,095                    $ 15,163             $ 12,341
 4/30/2006            $ 14,081                    $ 15,157             $ 12,446
 5/31/2006            $ 14,102                    $ 15,225             $ 12,508
 6/30/2006            $ 14,041                    $ 15,167             $ 12,532
 7/31/2006            $ 14,201                    $ 15,348             $ 12,569
 8/31/2006            $ 14,409                    $ 15,576             $ 12,594
 9/30/2006            $ 14,511                    $ 15,684             $ 12,532
10/31/2006            $ 14,603                    $ 15,782             $ 12,464
11/30/2006            $ 14,741                    $ 15,914             $ 12,446
12/31/2006            $ 14,667                    $ 15,858             $ 12,464
 1/31/2007            $ 14,628                    $ 15,817             $ 12,503
 2/28/2007            $ 14,827                    $ 16,025             $ 12,569
 3/31/2007            $ 14,751                    $ 15,986             $ 12,684
 4/30/2007            $ 14,784                    $ 16,033             $ 12,766
 5/31/2007            $ 14,708                    $ 15,962             $ 12,844
 6/30/2007            $ 14,632                    $ 15,880             $ 12,869
 7/31/2007            $ 14,737                    $ 16,003             $ 12,866
 8/31/2007            $ 14,588                    $ 15,934             $ 12,842
 9/30/2007            $ 14,803                    $ 16,169             $ 12,878
10/31/2007            $ 14,872                    $ 16,242             $ 12,905
11/30/2007            $ 14,929                    $ 16,345             $ 12,982
12/31/2007            $ 14,926                    $ 16,390             $ 12,973
 1/31/2008            $ 14,996                    $ 16,597             $ 13,038
 2/29/2008            $ 14,310                    $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -4.38%
------------------------------
5-Year                  +2.62%
------------------------------
10-Year                 +3.65%
------------------------------


                                                              Annual Report | 77

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


78 | Annual Report

Your Fund's Expenses

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 79

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 9/1/07           VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  984.40                   $3.26
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.58                   $3.32
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  981.10                   $5.96
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.85                   $6.07
-------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


80 | Annual Report

Franklin North Carolina Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .........................................   60.2%
AA ..........................................   11.5%
A ...........................................    6.6%
BBB .........................................   13.3%
Not Rated by S&P ............................    8.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                           MOODY'S   INTERNAL
AAA or Aaa                            3.7%        --
AA or Aa                              2.8%        --
A                                     0.7%        --
BBB or Baa                            0.9%       0.1%
Below Investment Grade                0.2%        --
-----------------------------------------------------
Total                                 8.3%       0.1%

--------------------------------------------------------------------------------

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 151.


                                                              Annual Report | 81

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        -----------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March 2007                                              4.19 cents   3.64 cents
--------------------------------------------------------------------------------
April 2007                                              4.19 cents   3.61 cents
--------------------------------------------------------------------------------
May 2007                                                4.19 cents   3.61 cents
--------------------------------------------------------------------------------
June 2007                                               4.13 cents   3.56 cents
--------------------------------------------------------------------------------
July 2007                                               4.13 cents   3.56 cents
--------------------------------------------------------------------------------
August 2007                                             4.13 cents   3.56 cents
--------------------------------------------------------------------------------
September 2007                                          4.13 cents   3.57 cents
--------------------------------------------------------------------------------
October 2007                                            4.13 cents   3.57 cents
--------------------------------------------------------------------------------
November 2007                                           4.13 cents   3.57 cents
--------------------------------------------------------------------------------
December 2007                                           4.15 cents   3.58 cents
--------------------------------------------------------------------------------
January 2008                                            4.15 cents   3.58 cents
--------------------------------------------------------------------------------
February 2008                                           4.15 cents   3.58 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.38 on February 28, 2007, to $11.46 on February 29, 2008. The Fund's Class A shares paid dividends totaling 49.75 cents per share for the same period. 2 The Performance Summary beginning on page 85 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 4.15 cent per share dividend and the maximum offering price of $11.97 on February 29, 2008. An investor in the 2008 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 6.94% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


82 | Annual Report
as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

During the 12 months under review, North Carolina's economy expanded at a healthy pace particularly in the first half of the reporting period. In recent years, the state's economy outpaced national growth rates as it continued to transition from a manufacturing base to one that is more diversified. Strong gains in the professional and business services and health and education sectors during the review period offset some of the weakness from ongoing contraction in the state's manufacturing sector, which continued to lose jobs. As of February 2008, North Carolina's 5.0% unemployment rate was higher than the nation's 4.8% average. 3 Consistent with national trends, North Carolina's payroll employment and personal incomes grew more modestly during the review period. Although, building permits were lower compared with the previous year and existing home sales declined, housing prices were higher due to the state's positive demographic trends. Severe drought conditions also threatened to impact the outlook for North Carolina's economy.

An improving economy, conservative budgeting and tight expenditure controls contributed to the state's strong financial performance. In fiscal year 2007, better-than-expected personal income and corporate tax collections largely drove strong revenue growth. As a result, the state's reserve levels rose and the general fund balance was positive. However, North Carolina's fiscal year 2008 budget called for lower baseline revenue growth. Major areas of increased spending include education and health care. While historically moderate, North Carolina's net tax-supported debt increased significantly in recent years partly due to large issuances for higher education capital projects. Despite this sizable increase, the state's debt burden, at $809 per capita and 2.5% of personal income, remained moderate compared with those of other states. 4

Independent credit rating agency Standard & Poor's assigned North Carolina its highest AAA rating with a stable outlook. 5 The rating reflects North Carolina's recent economic gains, strong financial performance, replenishment of depleted reserves, effective fiscal management and healthy financial outlook.

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free
Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                19.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                   17.9%
--------------------------------------------------------------------------------
Prerefunded                                                              16.2%
--------------------------------------------------------------------------------
Higher Education                                                         13.1%
--------------------------------------------------------------------------------
Transportation                                                           12.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                     10.0%
--------------------------------------------------------------------------------
General Obligation                                                        6.1%
--------------------------------------------------------------------------------
Other Revenue                                                             1.8%
--------------------------------------------------------------------------------
Housing                                                                   1.4%
--------------------------------------------------------------------------------
Tax-Supported                                                             1.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                          1.1%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Summary: North Carolina Infrastructure Finance Corp.; North Carolina; Appropriations; General Obligation," RATINGSDIRECT, 9/28/07.

5. This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 83

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


84 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FXNCX)                        CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.92     $11.46     $12.38
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                     $0.4975
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FNCIX)                        CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.93     $11.58     $12.51
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                     $0.4294
--------------------------------------------------------------------------------


                                                              Annual Report | 85

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR     10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -3.55%    +16.06%     +50.67%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -7.66%     +2.14%      +3.73%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -4.35%     +2.77%      +4.03%
------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.16%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.94%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.68%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   6.14%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.66%
------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR     10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -4.13%    +12.81%     +42.68%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -5.06%     +2.44%      +3.62%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -1.66%     +3.09%      +3.92%
------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.71%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.19%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.28%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.47%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.21%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


86 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin North Carolina        Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
-------------------------------------------------------------------------------
  3/1/1998             $  9,573                   $ 10,000            $ 10,000
 3/31/1998             $  9,590                   $ 10,009            $ 10,019
 4/30/1998             $  9,575                   $  9,964            $ 10,037
 5/31/1998             $  9,703                   $ 10,121            $ 10,056
 6/30/1998             $  9,744                   $ 10,161            $ 10,068
 7/31/1998             $  9,769                   $ 10,187            $ 10,080
 8/31/1998             $  9,891                   $ 10,344            $ 10,093
 9/30/1998             $ 10,013                   $ 10,473            $ 10,105
10/31/1998             $ 10,006                   $ 10,473            $ 10,130
11/30/1998             $ 10,031                   $ 10,510            $ 10,130
12/31/1998             $ 10,056                   $ 10,536            $ 10,124
 1/31/1999             $ 10,147                   $ 10,661            $ 10,148
 2/28/1999             $ 10,105                   $ 10,615            $ 10,161
 3/31/1999             $ 10,121                   $ 10,629            $ 10,191
 4/30/1999             $ 10,138                   $ 10,656            $ 10,266
 5/31/1999             $ 10,087                   $ 10,594            $ 10,266
 6/30/1999             $  9,926                   $ 10,442            $ 10,266
 7/31/1999             $  9,934                   $ 10,480            $ 10,296
 8/31/1999             $  9,823                   $ 10,396            $ 10,321
 9/30/1999             $  9,806                   $ 10,400            $ 10,371
10/31/1999             $  9,660                   $ 10,287            $ 10,389
11/30/1999             $  9,737                   $ 10,397            $ 10,395
12/31/1999             $  9,624                   $ 10,319            $ 10,395
 1/31/2000             $  9,546                   $ 10,274            $ 10,426
 2/29/2000             $  9,659                   $ 10,394            $ 10,488
 3/31/2000             $  9,895                   $ 10,621            $ 10,574
 4/30/2000             $  9,833                   $ 10,558            $ 10,581
 5/31/2000             $  9,780                   $ 10,503            $ 10,593
 6/30/2000             $ 10,028                   $ 10,782            $ 10,649
 7/31/2000             $ 10,179                   $ 10,932            $ 10,673
 8/31/2000             $ 10,331                   $ 11,100            $ 10,673
 9/30/2000             $ 10,277                   $ 11,042            $ 10,729
10/31/2000             $ 10,395                   $ 11,163            $ 10,747
11/30/2000             $ 10,486                   $ 11,247            $ 10,754
12/31/2000             $ 10,741                   $ 11,525            $ 10,747
 1/31/2001             $ 10,814                   $ 11,639            $ 10,815
 2/28/2001             $ 10,860                   $ 11,676            $ 10,859
 3/31/2001             $ 10,943                   $ 11,781            $ 10,883
 4/30/2001             $ 10,814                   $ 11,653            $ 10,926
 5/31/2001             $ 10,916                   $ 11,779            $ 10,976
 6/30/2001             $ 11,010                   $ 11,858            $ 10,994
 7/31/2001             $ 11,216                   $ 12,033            $ 10,964
 8/31/2001             $ 11,386                   $ 12,231            $ 10,964
 9/30/2001             $ 11,329                   $ 12,190            $ 11,013
10/31/2001             $ 11,471                   $ 12,336            $ 10,976
11/30/2001             $ 11,394                   $ 12,232            $ 10,957
12/31/2001             $ 11,267                   $ 12,116            $ 10,914
 1/31/2002             $ 11,448                   $ 12,326            $ 10,939
 2/28/2002             $ 11,591                   $ 12,475            $ 10,982
 3/31/2002             $ 11,375                   $ 12,230            $ 11,044
 4/30/2002             $ 11,577                   $ 12,469            $ 11,106
 5/31/2002             $ 11,633                   $ 12,545            $ 11,106
 6/30/2002             $ 11,738                   $ 12,678            $ 11,112
 7/31/2002             $ 11,882                   $ 12,841            $ 11,124
 8/31/2002             $ 12,027                   $ 12,995            $ 11,161
 9/30/2002             $ 12,302                   $ 13,280            $ 11,180
10/31/2002             $ 12,100                   $ 13,059            $ 11,198
11/30/2002             $ 12,066                   $ 13,005            $ 11,198
12/31/2002             $ 12,314                   $ 13,280            $ 11,174
 1/31/2003             $ 12,281                   $ 13,246            $ 11,223
 2/28/2003             $ 12,429                   $ 13,431            $ 11,309
 3/31/2003             $ 12,426                   $ 13,439            $ 11,377
 4/30/2003             $ 12,494                   $ 13,528            $ 11,353
 5/31/2003             $ 12,787                   $ 13,845            $ 11,334
 6/30/2003             $ 12,752                   $ 13,786            $ 11,347
 7/31/2003             $ 12,304                   $ 13,303            $ 11,359
 8/31/2003             $ 12,403                   $ 13,403            $ 11,402
 9/30/2003             $ 12,720                   $ 13,797            $ 11,439
10/31/2003             $ 12,664                   $ 13,727            $ 11,427
11/30/2003             $ 12,816                   $ 13,870            $ 11,396
12/31/2003             $ 12,926                   $ 13,985            $ 11,384
 1/31/2004             $ 13,005                   $ 14,065            $ 11,439
 2/29/2004             $ 13,191                   $ 14,277            $ 11,501
 3/31/2004             $ 13,185                   $ 14,227            $ 11,575
 4/30/2004             $ 12,882                   $ 13,890            $ 11,612
 5/31/2004             $ 12,834                   $ 13,840            $ 11,680
 6/30/2004             $ 12,894                   $ 13,890            $ 11,717
 7/31/2004             $ 13,072                   $ 14,073            $ 11,699
 8/31/2004             $ 13,294                   $ 14,355            $ 11,705
 9/30/2004             $ 13,376                   $ 14,431            $ 11,729
10/31/2004             $ 13,502                   $ 14,555            $ 11,791
11/30/2004             $ 13,398                   $ 14,435            $ 11,797
12/31/2004             $ 13,568                   $ 14,612            $ 11,754
 1/31/2005             $ 13,750                   $ 14,748            $ 11,779
 2/28/2005             $ 13,733                   $ 14,699            $ 11,847
 3/31/2005             $ 13,660                   $ 14,607            $ 11,939
 4/30/2005             $ 13,855                   $ 14,837            $ 12,020
 5/31/2005             $ 13,949                   $ 14,942            $ 12,007
 6/30/2005             $ 14,022                   $ 15,034            $ 12,014
 7/31/2005             $ 13,982                   $ 14,966            $ 12,069
 8/31/2005             $ 14,100                   $ 15,118            $ 12,131
 9/30/2005             $ 14,014                   $ 15,016            $ 12,279
10/31/2005             $ 13,950                   $ 14,925            $ 12,304
11/30/2005             $ 13,999                   $ 14,996            $ 12,205
12/31/2005             $ 14,118                   $ 15,125            $ 12,156
 1/31/2006             $ 14,144                   $ 15,166            $ 12,248
 2/28/2006             $ 14,263                   $ 15,268            $ 12,273
 3/31/2006             $ 14,174                   $ 15,163            $ 12,341
 4/30/2006             $ 14,178                   $ 15,157            $ 12,446
 5/31/2006             $ 14,217                   $ 15,225            $ 12,508
 6/30/2006             $ 14,162                   $ 15,167            $ 12,532
 7/31/2006             $ 14,318                   $ 15,348            $ 12,569
 8/31/2006             $ 14,522                   $ 15,576            $ 12,594
 9/30/2006             $ 14,620                   $ 15,684            $ 12,532
10/31/2006             $ 14,719                   $ 15,782            $ 12,464
11/30/2006             $ 14,866                   $ 15,914            $ 12,446
12/31/2006             $ 14,809                   $ 15,858            $ 12,464
 1/31/2007             $ 14,764                   $ 15,817            $ 12,503
 2/28/2007             $ 14,960                   $ 16,025            $ 12,569
 3/31/2007             $ 14,889                   $ 15,986            $ 12,684
 4/30/2007             $ 14,940                   $ 16,033            $ 12,766
 5/31/2007             $ 14,881                   $ 15,962            $ 12,844
 6/30/2007             $ 14,798                   $ 15,880            $ 12,869
 7/31/2007             $ 14,885                   $ 16,003            $ 12,866
 8/31/2007             $ 14,752                   $ 15,934            $ 12,842
 9/30/2007             $ 14,975                   $ 16,169            $ 12,878
10/31/2007             $ 15,051                   $ 16,242            $ 12,905
11/30/2007             $ 15,103                   $ 16,345            $ 12,982
12/31/2007             $ 15,117                   $ 16,390            $ 12,973
 1/31/2008             $ 15,206                   $ 16,597            $ 13,038
 2/29/2008             $ 14,424                   $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/29/08
---------------------------------------
1-Year                           -7.66%
---------------------------------------
5-Year                           +2.14%
---------------------------------------
10-Year                          +3.73%
---------------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin North Carolina        Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
-------------------------------------------------------------------------------
  3/1/1998             $ 10,000                   $ 10,000            $ 10,000
 3/31/1998             $ 10,013                   $ 10,009            $ 10,019
 4/30/1998             $  9,992                   $  9,964            $ 10,037
 5/31/1998             $ 10,128                   $ 10,121            $ 10,056
 6/30/1998             $ 10,166                   $ 10,161            $ 10,068
 7/31/1998             $ 10,187                   $ 10,187            $ 10,080
 8/31/1998             $ 10,309                   $ 10,344            $ 10,093
 9/30/1998             $ 10,423                   $ 10,473            $ 10,105
10/31/1998             $ 10,411                   $ 10,473            $ 10,130
11/30/1998             $ 10,441                   $ 10,510            $ 10,130
12/31/1998             $ 10,462                   $ 10,536            $ 10,124
 1/31/1999             $ 10,552                   $ 10,661            $ 10,148
 2/28/1999             $ 10,504                   $ 10,615            $ 10,161
 3/31/1999             $ 10,516                   $ 10,629            $ 10,191
 4/30/1999             $ 10,527                   $ 10,656            $ 10,266
 5/31/1999             $ 10,470                   $ 10,594            $ 10,266
 6/30/1999             $ 10,291                   $ 10,442            $ 10,266
 7/31/1999             $ 10,303                   $ 10,480            $ 10,296
 8/31/1999             $ 10,175                   $ 10,396            $ 10,321
 9/30/1999             $ 10,161                   $ 10,400            $ 10,371
10/31/1999             $  9,998                   $ 10,287            $ 10,389
11/30/1999             $ 10,072                   $ 10,397            $ 10,395
12/31/1999             $  9,951                   $ 10,319            $ 10,395
 1/31/2000             $  9,866                   $ 10,274            $ 10,426
 2/29/2000             $  9,987                   $ 10,394            $ 10,488
 3/31/2000             $ 10,224                   $ 10,621            $ 10,574
 4/30/2000             $ 10,156                   $ 10,558            $ 10,581
 5/31/2000             $ 10,088                   $ 10,503            $ 10,593
 6/30/2000             $ 10,347                   $ 10,782            $ 10,649
 7/31/2000             $ 10,497                   $ 10,932            $ 10,673
 8/31/2000             $ 10,648                   $ 11,100            $ 10,673
 9/30/2000             $ 10,588                   $ 11,042            $ 10,729
10/31/2000             $ 10,703                   $ 11,163            $ 10,747
11/30/2000             $ 10,792                   $ 11,247            $ 10,754
12/31/2000             $ 11,048                   $ 11,525            $ 10,747
 1/31/2001             $ 11,127                   $ 11,639            $ 10,815
 2/28/2001             $ 11,169                   $ 11,676            $ 10,859
 3/31/2001             $ 11,248                   $ 11,781            $ 10,883
 4/30/2001             $ 11,101                   $ 11,653            $ 10,926
 5/31/2001             $ 11,209                   $ 11,779            $ 10,976
 6/30/2001             $ 11,299                   $ 11,858            $ 10,994
 7/31/2001             $ 11,505                   $ 12,033            $ 10,964
 8/31/2001             $ 11,673                   $ 12,231            $ 10,964
 9/30/2001             $ 11,609                   $ 12,190            $ 11,013
10/31/2001             $ 11,748                   $ 12,336            $ 10,976
11/30/2001             $ 11,664                   $ 12,232            $ 10,957
12/31/2001             $ 11,530                   $ 12,116            $ 10,914
 1/31/2002             $ 11,718                   $ 12,326            $ 10,939
 2/28/2002             $ 11,848                   $ 12,475            $ 10,982
 3/31/2002             $ 11,623                   $ 12,230            $ 11,044
 4/30/2002             $ 11,823                   $ 12,469            $ 11,106
 5/31/2002             $ 11,884                   $ 12,545            $ 11,106
 6/30/2002             $ 11,984                   $ 12,678            $ 11,112
 7/31/2002             $ 12,125                   $ 12,841            $ 11,124
 8/31/2002             $ 12,266                   $ 12,995            $ 11,161
 9/30/2002             $ 12,549                   $ 13,280            $ 11,180
10/31/2002             $ 12,329                   $ 13,059            $ 11,198
11/30/2002             $ 12,289                   $ 13,005            $ 11,198
12/31/2002             $ 12,534                   $ 13,280            $ 11,174
 1/31/2003             $ 12,494                   $ 13,246            $ 11,223
 2/28/2003             $ 12,649                   $ 13,431            $ 11,309
 3/31/2003             $ 12,629                   $ 13,439            $ 11,377
 4/30/2003             $ 12,703                   $ 13,528            $ 11,353
 5/31/2003             $ 12,992                   $ 13,845            $ 11,334
 6/30/2003             $ 12,952                   $ 13,786            $ 11,347
 7/31/2003             $ 12,485                   $ 13,303            $ 11,359
 8/31/2003             $ 12,588                   $ 13,403            $ 11,402
 9/30/2003             $ 12,890                   $ 13,797            $ 11,439
10/31/2003             $ 12,826                   $ 13,727            $ 11,427
11/30/2003             $ 12,982                   $ 13,870            $ 11,396
12/31/2003             $ 13,087                   $ 13,985            $ 11,384
 1/31/2004             $ 13,160                   $ 14,065            $ 11,439
 2/29/2004             $ 13,351                   $ 14,277            $ 11,501
 3/31/2004             $ 13,328                   $ 14,227            $ 11,575
 4/30/2004             $ 13,018                   $ 13,890            $ 11,612
 5/31/2004             $ 12,964                   $ 13,840            $ 11,680
 6/30/2004             $ 13,018                   $ 13,890            $ 11,717
 7/31/2004             $ 13,190                   $ 14,073            $ 11,699
 8/31/2004             $ 13,417                   $ 14,355            $ 11,705
 9/30/2004             $ 13,482                   $ 14,431            $ 11,729
10/31/2004             $ 13,601                   $ 14,555            $ 11,791
11/30/2004             $ 13,503                   $ 14,435            $ 11,797
12/31/2004             $ 13,666                   $ 14,612            $ 11,754
 1/31/2005             $ 13,830                   $ 14,748            $ 11,779
 2/28/2005             $ 13,806                   $ 14,699            $ 11,847
 3/31/2005             $ 13,739                   $ 14,607            $ 11,939
 4/30/2005             $ 13,926                   $ 14,837            $ 12,020
 5/31/2005             $ 14,013                   $ 14,942            $ 12,007
 6/30/2005             $ 14,079                   $ 15,034            $ 12,014
 7/31/2005             $ 14,033                   $ 14,966            $ 12,069
 8/31/2005             $ 14,144                   $ 15,118            $ 12,131
 9/30/2005             $ 14,052                   $ 15,016            $ 12,279
10/31/2005             $ 13,982                   $ 14,925            $ 12,304
11/30/2005             $ 14,025                   $ 14,996            $ 12,205
12/31/2005             $ 14,136                   $ 15,125            $ 12,156
 1/31/2006             $ 14,156                   $ 15,166            $ 12,248
 2/28/2006             $ 14,279                   $ 15,268            $ 12,273
 3/31/2006             $ 14,173                   $ 15,163            $ 12,341
 4/30/2006             $ 14,170                   $ 15,157            $ 12,446
 5/31/2006             $ 14,202                   $ 15,225            $ 12,508
 6/30/2006             $ 14,141                   $ 15,167            $ 12,532
 7/31/2006             $ 14,301                   $ 15,348            $ 12,569
 8/31/2006             $ 14,496                   $ 15,576            $ 12,594
 9/30/2006             $ 14,574                   $ 15,684            $ 12,532
10/31/2006             $ 14,677                   $ 15,782            $ 12,464
11/30/2006             $ 14,804                   $ 15,914            $ 12,446
12/31/2006             $ 14,741                   $ 15,858            $ 12,464
 1/31/2007             $ 14,701                   $ 15,817            $ 12,503
 2/28/2007             $ 14,887                   $ 16,025            $ 12,569
 3/31/2007             $ 14,811                   $ 15,986            $ 12,684
 4/30/2007             $ 14,854                   $ 16,033            $ 12,766
 5/31/2007             $ 14,778                   $ 15,962            $ 12,844
 6/30/2007             $ 14,701                   $ 15,880            $ 12,869
 7/31/2007             $ 14,780                   $ 16,003            $ 12,866
 8/31/2007             $ 14,630                   $ 15,934            $ 12,842
 9/30/2007             $ 14,855                   $ 16,169            $ 12,878
10/31/2007             $ 14,910                   $ 16,242            $ 12,905
11/30/2007             $ 14,966                   $ 16,345            $ 12,982
12/31/2007             $ 14,973                   $ 16,390            $ 12,973
 1/31/2008             $ 15,053                   $ 16,597            $ 13,038
 2/29/2008             $ 14,268                   $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                         2/29/08
---------------------------------------
1-Year                           -5.06%
---------------------------------------
5-Year                           +2.44%
---------------------------------------
10-Year                          +3.62%
---------------------------------------


                                                              Annual Report | 87

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


88 | Annual Report

Your Fund's Expenses

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 89

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                        VALUE 9/1/07      VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
--------------------------------------------------------------------------------------------------------
Actual                                             $1,000          $  977.90             $3.15
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000          $1,021.68             $3.22
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                             $1,000          $  975.40             $5.84
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000          $1,018.95             $5.97
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64% and C: 1.19%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


90 | Annual Report

Franklin Virginia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ............................................    57.7%
AA .............................................    20.5%
A ..............................................     3.5%
BBB ............................................     8.3%
Not Rated by S&P ...............................    10.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                MOODY'S   INTERNAL
AAA or Aaa                                2.4%       0.3%
AA or Aa                                  0.9%        --
A                                         3.1%        --
BBB or Baa                                2.1%        --
Below Investment Grade                    1.2%        --
----------------------------------------------------------
Total                                     9.7%       0.3%

--------------------------------------------------------------------------------

This annual report for Franklin Virginia Tax-Free Income Fund covers the period ended February 29, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 159.


                                                              Annual Report | 91

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                   CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2007                                            4.17 cents     3.62 cents
--------------------------------------------------------------------------------
April 2007                                            4.17 cents     3.62 cents
--------------------------------------------------------------------------------
May 2007                                              4.17 cents     3.62 cents
--------------------------------------------------------------------------------
June 2007                                             4.06 cents     3.51 cents
--------------------------------------------------------------------------------
July 2007                                             4.06 cents     3.51 cents
--------------------------------------------------------------------------------
August 2007                                           4.06 cents     3.51 cents
--------------------------------------------------------------------------------
September 2007                                        4.06 cents     3.53 cents
--------------------------------------------------------------------------------
October 2007                                          4.06 cents     3.53 cents
--------------------------------------------------------------------------------
November 2007                                         4.06 cents     3.53 cents
--------------------------------------------------------------------------------
December 2007                                         4.06 cents     3.52 cents
--------------------------------------------------------------------------------
January 2008                                          4.06 cents     3.52 cents
--------------------------------------------------------------------------------
February 2008                                         4.06 cents     3.52 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.85 on February 28, 2007, to $11.12 on February 29, 2008. The Fund's Class A shares paid dividends totaling 48.84 cents per share for the same period. 2 The Performance Summary beginning on page 95 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13% based on an annualization of the current 4.00 cent per share dividend and the maximum offering price of $11.61 on February 29, 2008. An investor in the 2007 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


92 | Annual Report
maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

COMMONWEALTH UPDATE

Virginia's diverse economy performed well during the 12 months under review compared with the rest of the nation as employment trends remained generally positive. Non-farm payroll employment increased during the reporting period, and in February 2008 the commonwealth's 3.5% unemployment rate was notably lower than the 4.8% national average. 3 A large military presence and proximity to the nation's capital remained stabilizing factors for Virginia's economy, and the professional and business services sector was a major contributor to growth during the review period. Median household effective buying power and per capita income continued to grow and were well above national levels. However, consistent with national trends, the commonwealth's real estate market slowed, particularly in northern Virginia, an area that had grown significantly in recent years.

A strong economy, conservative budgeting and a sales tax increase contributed to the commonwealth's strong financial performance. Preliminary reports indicated that Virginia ended fiscal year 2007 with a general fund surplus for the fourth consecutive year, and a fully funded revenue stabilization fund due to lower-than-expected expenditures and higher-than-expected revenues. However, the commonwealth faces a potential shortfall in fiscal year 2008, and growth estimates were revised downward accordingly. The governor has proposed spending cuts and a potential draw on the revenue stabilization fund to address the budget gap. For the first quarter of fiscal year 2008, revenues were on track with the revised annual forecast.

Virginia's debt burden remained manageable and debt ratios were low, with overall net debt per capita at $964 and about 1.9% of personal income. 4 Independent credit rating agency Standard & Poor's assigned Virginia its highest rating of AAA with a stable outlook. 5 This rating reflected the commonwealth's solid and broad-based economy, strong financial operations, proactive and conservative fiscal practices, and manageable debt burden.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poors, "State Review: Virginia," RATINGSDIRECT, 12/5/07.

5. This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 93

PORTFOLIO BREAKDOWN

Franklin Virginia Tax-Free Income Fund 2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               24.6%
--------------------------------------------------------------------------------
Utilities                                                                 17.0%
--------------------------------------------------------------------------------
Other Revenue                                                             14.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     8.9%
--------------------------------------------------------------------------------
General Obligation                                                         8.9%
--------------------------------------------------------------------------------
Transportation                                                             7.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       5.7%
--------------------------------------------------------------------------------
Tax-Supported                                                              4.2%
--------------------------------------------------------------------------------
Higher Education                                                           3.5%
--------------------------------------------------------------------------------
Housing                                                                    2.9%
--------------------------------------------------------------------------------
Corporate-Backed                                                           2.4%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


94 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------
CLASS A   (SYMBOL: FRVAX)                                   CHANGE   2/29/08   2/28/07
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.73   $ 11.12   $ 11.85
---------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
---------------------------------------------------------------------------------------
Dividend Income                                $0.4884
---------------------------------------------------------------------------------------
CLASS C   (SYMBOL: FVAIX)                                   CHANGE   2/29/08   2/28/07
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.73   $ 11.24   $ 11.97
---------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
---------------------------------------------------------------------------------------
Dividend Income                                $0.4235
---------------------------------------------------------------------------------------


                                                              Annual Report | 95

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR    5-YEAR   10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return 1                                   -2.13%   +18.50%   +49.61%
---------------------------------------------------------------------------------------
Average Annual Total Return 2                               -6.32%    +2.55%    +3.66%
---------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                          -3.28%    +3.11%    +3.94%
---------------------------------------------------------------------------------------
   Distribution Rate 4                            4.13%
---------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         6.74%
---------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    3.45%
---------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     5.63%
---------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              0.66%
---------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR    5-YEAR   10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return 1                                   -2.65%   +15.29%   +41.74%
---------------------------------------------------------------------------------------
Average Annual Total Return 2                               -3.59%    +2.89%    +3.55%
---------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                          -0.55%    +3.44%    +3.83%
---------------------------------------------------------------------------------------
   Distribution Rate 4                            3.67%
---------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         5.99%
---------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    3.04%
---------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     4.96%
---------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              1.20%
---------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


96 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Virginia         Lehman Brothers Municipal
   Date         Tax-Free Income Fund              Bond Index 8           CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 9,573                      $10,000             $10,000
 3/31/1998             $ 9,590                      $10,009             $10,019
 4/30/1998             $ 9,550                      $ 9,964             $10,037
 5/31/1998             $ 9,697                      $10,121             $10,056
 6/30/1998             $ 9,745                      $10,161             $10,068
 7/31/1998             $ 9,771                      $10,187             $10,080
 8/31/1998             $ 9,896                      $10,344             $10,093
 9/30/1998             $10,003                      $10,473             $10,105
10/31/1998             $ 9,978                      $10,473             $10,130
11/30/1998             $10,012                      $10,510             $10,130
12/31/1998             $10,035                      $10,536             $10,124
 1/31/1999             $10,127                      $10,661             $10,148
 2/28/1999             $10,092                      $10,615             $10,161
 3/31/1999             $10,108                      $10,629             $10,191
 4/30/1999             $10,123                      $10,656             $10,266
 5/31/1999             $10,079                      $10,594             $10,266
 6/30/1999             $ 9,923                      $10,442             $10,266
 7/31/1999             $ 9,938                      $10,480             $10,296
 8/31/1999             $ 9,799                      $10,396             $10,321
 9/30/1999             $ 9,788                      $10,400             $10,371
10/31/1999             $ 9,630                      $10,287             $10,389
11/30/1999             $ 9,716                      $10,397             $10,395
12/31/1999             $ 9,618                      $10,319             $10,395
 1/31/2000             $ 9,527                      $10,274             $10,426
 2/29/2000             $ 9,651                      $10,394             $10,488
 3/31/2000             $ 9,927                      $10,621             $10,574
 4/30/2000             $ 9,863                      $10,558             $10,581
 5/31/2000             $ 9,790                      $10,503             $10,593
 6/30/2000             $10,051                      $10,782             $10,649
 7/31/2000             $10,178                      $10,932             $10,673
 8/31/2000             $10,341                      $11,100             $10,673
 9/30/2000             $10,276                      $11,042             $10,729
10/31/2000             $10,387                      $11,163             $10,747
11/30/2000             $10,433                      $11,247             $10,754
12/31/2000             $10,656                      $11,525             $10,747
 1/31/2001             $10,721                      $11,639             $10,815
 2/28/2001             $10,795                      $11,676             $10,859
 3/31/2001             $10,888                      $11,781             $10,883
 4/30/2001             $10,773                      $11,653             $10,926
 5/31/2001             $10,877                      $11,779             $10,976
 6/30/2001             $10,952                      $11,858             $10,994
 7/31/2001             $11,113                      $12,033             $10,964
 8/31/2001             $11,266                      $12,231             $10,964
 9/30/2001             $11,196                      $12,190             $11,013
10/31/2001             $11,339                      $12,336             $10,976
11/30/2001             $11,277                      $12,232             $10,957
12/31/2001             $11,126                      $12,116             $10,914
 1/31/2002             $11,299                      $12,326             $10,939
 2/28/2002             $11,413                      $12,475             $10,982
 3/31/2002             $11,220                      $12,230             $11,044
 4/30/2002             $11,385                      $12,469             $11,106
 5/31/2002             $11,451                      $12,545             $11,106
 6/30/2002             $11,547                      $12,678             $11,112
 7/31/2002             $11,683                      $12,841             $11,124
 8/31/2002             $11,790                      $12,995             $11,161
 9/30/2002             $12,019                      $13,280             $11,180
10/31/2002             $11,771                      $13,059             $11,198
11/30/2002             $11,735                      $13,005             $11,198
12/31/2002             $11,987                      $13,280             $11,174
 1/31/2003             $11,940                      $13,246             $11,223
 2/28/2003             $12,089                      $13,431             $11,309
 3/31/2003             $12,114                      $13,439             $11,377
 4/30/2003             $12,233                      $13,528             $11,353
 5/31/2003             $12,540                      $13,845             $11,334
 6/30/2003             $12,502                      $13,786             $11,347
 7/31/2003             $12,051                      $13,303             $11,359
 8/31/2003             $12,160                      $13,403             $11,402
 9/30/2003             $12,441                      $13,797             $11,439
10/31/2003             $12,424                      $13,727             $11,427
11/30/2003             $12,566                      $13,870             $11,396
12/31/2003             $12,676                      $13,985             $11,384
 1/31/2004             $12,765                      $14,065             $11,439
 2/29/2004             $12,963                      $14,277             $11,501
 3/31/2004             $12,943                      $14,227             $11,575
 4/30/2004             $12,630                      $13,890             $11,612
 5/31/2004             $12,622                      $13,840             $11,680
 6/30/2004             $12,658                      $13,890             $11,717
 7/31/2004             $12,826                      $14,073             $11,699
 8/31/2004             $13,050                      $14,355             $11,705
 9/30/2004             $13,130                      $14,431             $11,729
10/31/2004             $13,266                      $14,555             $11,791
11/30/2004             $13,157                      $14,435             $11,797
12/31/2004             $13,363                      $14,612             $11,754
 1/31/2005             $13,524                      $14,748             $11,779
 2/28/2005             $13,505                      $14,699             $11,847
 3/31/2005             $13,463                      $14,607             $11,939
 4/30/2005             $13,649                      $14,837             $12,020
 5/31/2005             $13,733                      $14,942             $12,007
 6/30/2005             $13,817                      $15,034             $12,014
 7/31/2005             $13,763                      $14,966             $12,069
 8/31/2005             $13,870                      $15,118             $12,131
 9/30/2005             $13,804                      $15,016             $12,279
10/31/2005             $13,737                      $14,925             $12,304
11/30/2005             $13,775                      $14,996             $12,205
12/31/2005             $13,883                      $15,125             $12,156
 1/31/2006             $13,909                      $15,166             $12,248
 2/28/2006             $14,029                      $15,268             $12,273
 3/31/2006             $13,949                      $15,163             $12,341
 4/30/2006             $13,951                      $15,157             $12,446
 5/31/2006             $13,989                      $15,225             $12,508
 6/30/2006             $13,943                      $15,167             $12,532
 7/31/2006             $14,078                      $15,348             $12,569
 8/31/2006             $14,249                      $15,576             $12,594
 9/30/2006             $14,336                      $15,684             $12,532
10/31/2006             $14,423                      $15,782             $12,464
11/30/2006             $14,535                      $15,914             $12,446
12/31/2006             $14,501                      $15,858             $12,464
 1/31/2007             $14,466                      $15,817             $12,503
 2/28/2007             $14,641                      $16,025             $12,569
 3/31/2007             $14,605                      $15,986             $12,684
 4/30/2007             $14,645                      $16,033             $12,766
 5/31/2007             $14,584                      $15,962             $12,844
 6/30/2007             $14,535                      $15,880             $12,869
 7/31/2007             $14,636                      $16,003             $12,866
 8/31/2007             $14,549                      $15,934             $12,842
 9/30/2007             $14,727                      $16,169             $12,878
10/31/2007             $14,791                      $16,242             $12,905
11/30/2007             $14,881                      $16,345             $12,982
12/31/2007             $14,882                      $16,390             $12,973
 1/31/2008             $14,997                      $16,597             $13,038
 2/29/2008             $14,322                      $15,837             $13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -6.32%
------------------------------
5-Year                  +2.55%
------------------------------
10-Year                 +3.66%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Virginia         Lehman Brothers Municipal
   Date         Tax-Free Income Fund              Bond Index 8           CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $10,000                      $10,000             $10,000
 3/31/1998             $10,013                      $10,009             $10,019
 4/30/1998             $ 9,967                      $ 9,964             $10,037
 5/31/1998             $10,124                      $10,121             $10,056
 6/30/1998             $10,169                      $10,161             $10,068
 7/31/1998             $10,182                      $10,187             $10,080
 8/31/1998             $10,306                      $10,344             $10,093
 9/30/1998             $10,422                      $10,473             $10,105
10/31/1998             $10,391                      $10,473             $10,130
11/30/1998             $10,421                      $10,510             $10,130
12/31/1998             $10,440                      $10,536             $10,124
 1/31/1999             $10,530                      $10,661             $10,148
 2/28/1999             $10,480                      $10,615             $10,161
 3/31/1999             $10,500                      $10,629             $10,191
 4/30/1999             $10,520                      $10,656             $10,266
 5/31/1999             $10,461                      $10,594             $10,266
 6/30/1999             $10,295                      $10,442             $10,266
 7/31/1999             $10,306                      $10,480             $10,296
 8/31/1999             $10,158                      $10,396             $10,321
 9/30/1999             $10,134                      $10,400             $10,371
10/31/1999             $ 9,975                      $10,287             $10,389
11/30/1999             $10,059                      $10,397             $10,395
12/31/1999             $ 9,944                      $10,319             $10,395
 1/31/2000             $ 9,856                      $10,274             $10,426
 2/29/2000             $ 9,969                      $10,394             $10,488
 3/31/2000             $10,257                      $10,621             $10,574
 4/30/2000             $10,187                      $10,558             $10,581
 5/31/2000             $10,108                      $10,503             $10,593
 6/30/2000             $10,371                      $10,782             $10,649
 7/31/2000             $10,496                      $10,932             $10,673
 8/31/2000             $10,659                      $11,100             $10,673
 9/30/2000             $10,588                      $11,042             $10,729
10/31/2000             $10,696                      $11,163             $10,747
11/30/2000             $10,738                      $11,247             $10,754
12/31/2000             $10,961                      $11,525             $10,747
 1/31/2001             $11,022                      $11,639             $10,815
 2/28/2001             $11,093                      $11,676             $10,859
 3/31/2001             $11,193                      $11,781             $10,883
 4/30/2001             $11,070                      $11,653             $10,926
 5/31/2001             $11,161                      $11,779             $10,976
 6/30/2001             $11,242                      $11,858             $10,994
 7/31/2001             $11,401                      $12,033             $10,964
 8/31/2001             $11,542                      $12,231             $10,964
 9/30/2001             $11,475                      $12,190             $11,013
10/31/2001             $11,615                      $12,336             $10,976
11/30/2001             $11,547                      $12,232             $10,957
12/31/2001             $11,388                      $12,116             $10,914
 1/31/2002             $11,558                      $12,326             $10,939
 2/28/2002             $11,679                      $12,475             $10,982
 3/31/2002             $11,468                      $12,230             $11,044
 4/30/2002             $11,640                      $12,469             $11,106
 5/31/2002             $11,691                      $12,545             $11,106
 6/30/2002             $11,783                      $12,678             $11,112
 7/31/2002             $11,916                      $12,841             $11,124
 8/31/2002             $12,018                      $12,995             $11,161
 9/30/2002             $12,255                      $13,280             $11,180
10/31/2002             $11,998                      $13,059             $11,198
11/30/2002             $11,956                      $13,005             $11,198
12/31/2002             $12,195                      $13,280             $11,174
 1/31/2003             $12,153                      $13,246             $11,223
 2/28/2003             $12,298                      $13,431             $11,309
 3/31/2003             $12,317                      $13,439             $11,377
 4/30/2003             $12,432                      $13,528             $11,353
 5/31/2003             $12,736                      $13,845             $11,334
 6/30/2003             $12,691                      $13,786             $11,347
 7/31/2003             $12,232                      $13,303             $11,359
 8/31/2003             $12,337                      $13,403             $11,402
 9/30/2003             $12,612                      $13,797             $11,439
10/31/2003             $12,589                      $13,727             $11,427
11/30/2003             $12,727                      $13,870             $11,396
12/31/2003             $12,831                      $13,985             $11,384
 1/31/2004             $12,914                      $14,065             $11,439
 2/29/2004             $13,105                      $14,277             $11,501
 3/31/2004             $13,080                      $14,227             $11,575
 4/30/2004             $12,759                      $13,890             $11,612
 5/31/2004             $12,756                      $13,840             $11,680
 6/30/2004             $12,775                      $13,890             $11,717
 7/31/2004             $12,937                      $14,073             $11,699
 8/31/2004             $13,166                      $14,355             $11,705
 9/30/2004             $13,241                      $14,431             $11,729
10/31/2004             $13,372                      $14,555             $11,791
11/30/2004             $13,257                      $14,435             $11,797
12/31/2004             $13,456                      $14,612             $11,754
 1/31/2005             $13,610                      $14,748             $11,779
 2/28/2005             $13,585                      $14,699             $11,847
 3/31/2005             $13,536                      $14,607             $11,939
 4/30/2005             $13,715                      $14,837             $12,020
 5/31/2005             $13,803                      $14,942             $12,007
 6/30/2005             $13,869                      $15,034             $12,014
 7/31/2005             $13,820                      $14,966             $12,069
 8/31/2005             $13,921                      $15,118             $12,131
 9/30/2005             $13,837                      $15,016             $12,279
10/31/2005             $13,776                      $14,925             $12,304
11/30/2005             $13,807                      $14,996             $12,205
12/31/2005             $13,908                      $15,125             $12,156
 1/31/2006             $13,928                      $15,166             $12,248
 2/28/2006             $14,029                      $15,268             $12,273
 3/31/2006             $13,943                      $15,163             $12,341
 4/30/2006             $13,950                      $15,157             $12,446
 5/31/2006             $13,981                      $15,225             $12,508
 6/30/2006             $13,930                      $15,167             $12,532
 7/31/2006             $14,056                      $15,348             $12,569
 8/31/2006             $14,219                      $15,576             $12,594
 9/30/2006             $14,298                      $15,684             $12,532
10/31/2006             $14,378                      $15,782             $12,464
11/30/2006             $14,494                      $15,914             $12,446
12/31/2006             $14,442                      $15,858             $12,464
 1/31/2007             $14,401                      $15,817             $12,503
 2/28/2007             $14,566                      $16,025             $12,569
 3/31/2007             $14,525                      $15,986             $12,684
 4/30/2007             $14,557                      $16,033             $12,766
 5/31/2007             $14,503                      $15,962             $12,844
 6/30/2007             $14,436                      $15,880             $12,869
 7/31/2007             $14,528                      $16,003             $12,866
 8/31/2007             $14,436                      $15,934             $12,842
 9/30/2007             $14,616                      $16,169             $12,878
10/31/2007             $14,672                      $16,242             $12,905
11/30/2007             $14,742                      $16,345             $12,982
12/31/2007             $14,748                      $16,390             $12,973
 1/31/2008             $14,854                      $16,597             $13,038
 2/29/2008             $14,174                      $15,837             $13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -3.59%
------------------------------
5-Year                  +2.89%
------------------------------
10-Year                 +3.55%
------------------------------


                                                              Annual Report | 97

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


98 | Annual Report

Your Fund's Expenses

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 99

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/07      VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000          $   984.60             $ 3.26
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000          $ 1,021.58             $ 3.32
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000          $   982.10             $ 5.96
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000          $ 1,018.85             $ 6.07
---------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


100 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.51     $  11.49     $  11.61     $  11.76    $  11.50
                                                    -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.47         0.48         0.50         0.51        0.52
   Net realized and unrealized gains (losses) ...      (0.67)        0.02        (0.12)       (0.16)       0.26
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.20)        0.50         0.38         0.35        0.78
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.47)       (0.48)       (0.50)       (0.50)      (0.52)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         --          --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  10.84     $  11.51     $  11.49     $  11.61    $  11.76
                                                    =============================================================

Total return c ..................................      (1.96)%       4.50%        3.34%        3.12%       6.92%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.71%        0.71%        0.72%        0.72%       0.72%
Net investment income ...........................       4.14%        4.23%        4.31%        4.39%       4.47%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $230,439     $244,272     $237,848     $225,258    $236,225
Portfolio turnover rate .........................      16.92%       16.04%       12.86%        8.53%      12.53%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 101

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.60     $  11.58     $  11.70     $  11.84    $  11.58
                                                    -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.41         0.42         0.44         0.45        0.45
   Net realized and unrealized gains (losses) ...      (0.68)        0.02        (0.12)       (0.15)       0.26
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.27)        0.44         0.32         0.30        0.71
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.40)       (0.42)       (0.44)       (0.44)      (0.45)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         --          --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  10.93     $  11.60     $  11.58     $  11.70    $  11.84
                                                    =============================================================

Total return c ..................................      (2.39)%       3.89%        2.75%        2.63%       6.25%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.26%        1.26%        1.27%        1.27%       1.29%
Net investment income ...........................       3.59%        3.68%        3.76%        3.84%       3.90%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 38,341     $ 38,094     $ 35,638     $ 31,702    $ 30,504
Portfolio turnover rate .........................      16.92%       16.04%       12.86%        8.53%      12.53%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


102 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  MUNICIPAL BONDS 98.2%
  ALABAMA 89.2%
  Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured,
    5.625%, 9/01/24 .............................................................................   $   2,500,000   $     2,568,750
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
    Insured, 5.25%, 8/15/24 .....................................................................       1,755,000         1,753,017
  Alabama State Docks Department Docks Facilities Revenue, MBIA Insured, Pre-Refunded, 5.50%,
    10/01/22 ....................................................................................       1,000,000         1,037,520
  Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A, AMBAC
    Insured, 5.00%, 8/15/23 .....................................................................       4,435,000         4,411,273
  Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24 ...............................       3,470,000         3,701,414
  Alabaster Sewer Revenue, AMBAC Insured, 5.00%, 4/01/29 ........................................       2,055,000         1,974,711
  Athens GO, wts., XLCA Insured, 5.00%, 2/01/36 .................................................       2,560,000         2,377,882
  Auburn GO, Refunding, FSA Insured, 5.00%, 1/01/24 .............................................       1,500,000         1,499,895
  Auburn University General Fee Revenue,
      AMBAC Insured, 5.00%, 6/01/34 .............................................................       2,000,000         1,885,620
      Auburn University, Series A, FSA Insured, 5.00%, 6/01/38 ..................................       8,000,000         7,639,600
  Auburn University Revenues, Athletic, Series A, FSA Insured, 5.00%, 4/01/32 ...................       2,000,000         1,934,680
  Baldwin County Eastern Shore Health Care Authority Hospital Revenue, Pre-Refunded,
    5.75%, 4/01/27 ..............................................................................       1,000,000         1,022,300
  Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ...............................................       1,990,000         1,778,065
  Birmingham GO, Capital Improvement, Series B, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 ....       2,500,000         2,678,100
  Birmingham Southern College Private Educational Building Authority Tuition Revenue,
    Refunding, 5.35%, 12/01/19 ..................................................................       1,000,000         1,002,140
  Butler County Public Education Cooperative District, Series A, XLCA Insured, 5.00%,
    7/01/37 .....................................................................................       9,025,000         8,014,832
  Central Elmore Water and Sewer Authority Revenue, Water, MBIA Insured, 5.00%, 1/01/29 .........       4,290,000         4,097,336
  Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, Pre-Refunded,
    5.875%, 12/01/23 ............................................................................       4,000,000         4,299,760
  Coffee County PBA, Building Revenue, MBIA Insured, 5.00%, 9/01/27 .............................       2,145,000         2,085,133
  Cullman and Jefferson Counties Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 .........       2,000,000         2,083,540
  DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36 .....................       7,000,000         6,203,890
  Etowah County Board of Education Special Tax, School wts., FSA Insured, 5.00%,
      9/01/24 ...................................................................................       4,235,000         4,216,154
      9/01/28 ...................................................................................       2,000,000         1,949,940
      9/01/33 ...................................................................................       2,500,000         2,412,700
  Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 ..................................       1,500,000         1,441,635
  Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
    9/01/14 .....................................................................................       2,000,000         2,046,840
  Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ..................................       1,415,000         1,443,003
  Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33 ...........................       2,000,000         1,964,960
  Gulf Shores GO, wts., AMBAC Insured, 6.00%, 9/01/21 ...........................................         770,000           771,240
  Houston County Health Care Authority Revenue,
      AMBAC Insured, Pre-Refunded, 6.125%, 10/01/25 .............................................       1,000,000         1,064,020
      AMBAC Insured, Pre-Refunded, 6.25%, 10/01/30 ..............................................       3,150,000         3,357,680
      Series A, AMBAC Insured, 5.25%, 10/01/30 ..................................................       5,000,000         4,889,850


                                                             Annual Report | 103

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ALABAMA (CONTINUED)
  Huntsville Capital Improvement GO, Series A, AMBAC Insured, 5.00%, 2/01/23 ....................   $   1,000,000   $       994,760
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
      5.00%, 6/01/24 ............................................................................       1,100,000         1,074,810
      Pre-Refunded, 5.40%, 6/01/22 ..............................................................       4,000,000         4,400,840
      Pre-Refunded, 5.50%, 6/01/27 ..............................................................       3,820,000         4,217,662
  Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center,
      MBIA Insured, Pre-Refunded, 5.00%, 10/01/25 ...............................................       5,000,000         5,387,700
      MBIA Insured, Pre-Refunded, 5.00%, 10/01/29 ...............................................       4,000,000         4,310,160
      Refunding and Improvement, MBIA Insured, 5.00%, 10/01/33 ..................................       8,000,000         7,665,680
  Jacksonville State University Revenue, Tuition and Fee, MBIA Insured, 5.00%, 12/01/22 .........       3,000,000         3,006,570
  Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%, 1/01/24 .............       2,000,000         1,916,860
  Jefferson County Sewer Revenue,
      Capital Improvement wts., Series A, FGIC Insured, Pre-Refunded, 5.375%, 2/01/36 ...........       6,000,000         6,214,800
      wts., ETM, 7.50%, 9/01/13 .................................................................         200,000           216,818
  Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group, Series A,
    MBIA Insured,
      5.625%, 7/01/21 ...........................................................................       3,000,000         3,097,710
      5.375%, 7/01/29 ...........................................................................       3,095,000         2,899,025
      Pre-Refunded, 5.375%, 7/01/29 .............................................................       1,905,000         1,993,144
  Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
      12/01/29 ..................................................................................       1,540,000         1,465,402
      12/01/31 ..................................................................................       3,910,000         3,686,856
  Madison County Board of Education Capital Outlay GO, Tax Anticipation wts., Series A,
    AMBAC Insured, 5.00%, 9/01/34 ...............................................................       1,000,000           909,020
  Madison GO, wts.,
      AMBAC Insured, Pre-Refunded, 5.35%, 2/01/26 ...............................................       2,410,000         2,586,412
      Refunding, XLCA Insured, 4.75%, 12/01/36 ..................................................       2,455,000         2,142,208
  Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, Series A, XLCA
    Insured, 4.75%, 12/01/31 ....................................................................       8,485,000         7,523,140
  Marshall County Health Care Authority GO, Refunding, AMBAC Insured, 4.75%, 2/01/33 ............       3,000,000         2,606,940
  Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 ..............       2,170,000         2,155,873
  Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured,
    Pre-Refunded,
      5.10%, 3/01/22 ............................................................................       2,265,000         2,398,001
      5.125%, 3/01/31 ...........................................................................       8,230,000         8,719,109
  Mobile GO, wts., FSA Insured, 5.00%, 2/15/28 ..................................................       3,000,000         2,907,870
  Morgan County GO, wts., AMBAC Insured, 5.00%, 4/01/29 .........................................       1,975,000         1,821,740
  Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 ........................       1,935,000         1,892,875
  Muscle Shoals GO, wts., MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 ............................       2,150,000         2,320,087
  Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
    5/15/35 .....................................................................................       2,000,000         1,870,280
  Oxford GO, School wts., AMBAC Insured, Pre-Refunded, 6.00%, 5/01/30 ...........................       4,275,000         4,527,824
  Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 ............................................       2,610,000         2,564,534
  St. Clair County Board of Education wts., Tax Anticipation wts., Series C, FSA
    Insured, Pre-Refunded, 5.85%, 2/01/29 .......................................................       4,815,000         5,009,911


104 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ALABAMA (CONTINUED)
  Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/25 ...............................   $   1,700,000   $     1,831,580
  Tallassee GO, Water Gas and Sewer wts., AMBAC Insured, Pre-Refunded, 5.25%, 5/01/31 ...........       1,135,000         1,142,071
  Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC
    Project, Series A, CIFG Insured, 5.00%, 9/01/32 .............................................       5,000,000         4,736,550
  Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ......................       2,215,000         2,208,355
  Trussville GO, wts., Series A, FGIC Insured, 5.00%, 10/01/36 ..................................       4,740,000         4,452,187
  University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC
    Insured, 5.00%, 9/01/41 .....................................................................       9,000,000         8,263,350
  University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .................       1,000,000           942,390
  University of Montevallo Revenue, FSA Insured, Pre-Refunded, 5.30%, 5/01/22 ...................       1,940,000         2,089,147
  University of North Alabama Revenue,
      General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ......................................       4,395,000         4,505,315
      Student Housing, FGIC Insured, 5.00%, 11/01/29 ............................................       2,995,000         2,876,158
  Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital,
    Series A, 5.65%, 11/01/22 ...................................................................       3,465,000         3,263,857
  Warrior River Water Authority Water Revenue, FSA Insured,
      5.40%, 8/01/29 ............................................................................       4,250,000         4,446,605
      5.50%, 8/01/34 ............................................................................       4,735,000         4,958,255
                                                                                                                    ----------------
                                                                                                                        239,827,921
                                                                                                                    ----------------
  U.S. TERRITORIES 9.0%
  PUERTO RICO 7.5%
  Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, Pre-Refunded, 5.25%, 7/01/27 .................................................       1,495,000         1,599,560
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ................................................       1,885,000         2,009,448
      Refunding, FSA Insured, 5.25%, 7/01/27 ....................................................       1,005,000         1,010,085
      Refunding, FSA Insured, 5.125%, 7/01/30 ...................................................       1,115,000         1,098,152
      Series A, 5.125%, 7/01/31 .................................................................       3,550,000         3,336,041
      Series A, Pre-Refunded, 5.125%, 7/01/31 ...................................................       1,450,000         1,543,366
  Puerto Rico Electric Power Authority Power Revenue, Series II, FSA Insured,
    Pre-Refunded, 5.125%, 7/01/26 ...............................................................       5,000,000         5,416,350
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.25%, 7/01/27 .......................................................         760,000           734,867
      Refunding, Series G, 5.00%, 7/01/26 .......................................................       1,000,000           941,900
      Series D, Pre-Refunded, 5.25%, 7/01/27 ....................................................       2,305,000         2,478,797
                                                                                                                    ----------------
                                                                                                                         20,168,566
                                                                                                                    ----------------
  VIRGIN ISLANDS 1.5%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/13 ..................................................................................       1,700,000         1,726,877
      10/01/22 ..................................................................................       2,300,000         2,259,221
                                                                                                                    ----------------
                                                                                                                          3,986,098
                                                                                                                    ----------------
  TOTAL U.S TERRITORIES .........................................................................                        24,154,664
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $267,259,423) ...............................................                       263,982,585
                                                                                                                    ----------------


                                                             Annual Report | 105

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $1,300,000) 0.5%
  MUNICIPAL BOND 0.5%
  ALABAMA 0.5%
a Jefferson County Sewer Revenue, Capital Improvement wts., Series A, FGIC
    Insured, Weekly VRDN and Put, 9.00%, 2/01/42 ................................................   $   1,300,000   $     1,300,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $268,559,423) 98.7% ...................................................                       265,282,585
  OTHER ASSETS, LESS LIABILITIES 1.3% ...........................................................                         3,497,993
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   268,780,578
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 164.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


106 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     11.94    $     11.93    $     12.00    $     12.17    $     11.97
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.53           0.53           0.54           0.55           0.56
   Net realized and unrealized gains (losses) .......         (0.74)          0.02          (0.06)         (0.17)          0.20
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         (0.21)          0.55           0.48           0.38           0.76
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.53)         (0.54)         (0.55)         (0.55)         (0.56)
   Net realized gains ...............................         (0.03)            --             --             --             --
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.56)         (0.54)         (0.55)         (0.55)         (0.56)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.17    $     11.94    $     11.93    $     12.00    $     12.17
                                                        =========================================================================

Total return c ......................................         (1.83)%         4.64%          4.07%          3.28%          6.47%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          0.61%          0.61%          0.62%          0.62%          0.62%
Net investment income ...............................          4.51%          4.51%          4.54%          4.67%          4.65%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 1,279,340    $ 1,476,477    $ 1,533,884    $ 1,488,979    $ 1,594,007
Portfolio turnover rate .............................          6.85%          6.90%          9.37%          4.15%          6.89%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 107

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                ---------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS B                                                              2008 d       2007         2006         2005         2004 d
                                                                ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $   12.02    $   12.01    $   12.08    $   12.25    $   12.04
                                                                ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..................................        0.47         0.47         0.48         0.49         0.50
   Net realized and unrealized gains (losses) ...............       (0.75)        0.01        (0.07)       (0.18)        0.20
                                                                ---------------------------------------------------------------
Total from investment operations ............................       (0.28)        0.48         0.41         0.31         0.70
                                                                ---------------------------------------------------------------
Less distributions from:
   Net investment income ....................................       (0.46)       (0.47)       (0.48)       (0.48)       (0.49)
   Net realized gains .......................................       (0.03)          --           --           --           --
                                                                ---------------------------------------------------------------
Total distributions .........................................       (0.49)       (0.47)       (0.48)       (0.48)       (0.49)
                                                                ---------------------------------------------------------------
Redemption fees .............................................          -- e         -- e         -- e         -- e         --
                                                                ---------------------------------------------------------------
Net asset value, end of year ................................   $   11.25    $   12.02    $   12.01    $   12.08    $   12.25
                                                                ===============================================================

Total return c ..............................................       (2.43)%       4.12%        3.48%        2.66%        5.94%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................................        1.16%        1.16%        1.17%        1.17%        1.17%
Net investment income .......................................        3.96%        3.96%        3.99%        4.12%        4.10%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $  47,654    $  59,481    $  68,109    $  74,311    $  76,208
Portfolio turnover rate .....................................        6.85%        6.90%        9.37%        4.15%        6.89%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


108 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                        2008 d         2007           2006           2005           2004 d
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     12.09    $     12.07    $     12.14    $     12.30    $     12.09
                                                        -------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.47           0.48           0.48           0.49           0.50
   Net realized and unrealized gains (losses) .......         (0.75)          0.01          (0.07)         (0.17)          0.20
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         (0.28)          0.49           0.41           0.32           0.70
                                                        -------------------------------------------------------------------------
Less distributions from:
   Net investment income ............................         (0.46)         (0.47)         (0.48)         (0.48)         (0.49)
   Net realized gains ...............................         (0.03)            --             --             --             --
                                                        -------------------------------------------------------------------------
Total distributions .................................         (0.49)         (0.47)         (0.48)         (0.48)         (0.49)
                                                        -------------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e           -- e           -- e           --
                                                        -------------------------------------------------------------------------
Net asset value, end of year ........................   $     11.32    $     12.09    $     12.07    $     12.14    $     12.30
                                                        =========================================================================

Total return c ......................................         (2.41)%         4.18%          3.45%          2.74%          5.90%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          1.16%          1.15%          1.17%          1.17%          1.17%
Net investment income ...............................          3.96%          3.97%          3.99%          4.12%          4.10%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $   115,863    $   136,712    $   140,508    $   124,949    $   124,727
Portfolio turnover rate .............................          6.85%          6.90%          9.37%          4.15%          6.89%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 109

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.9%
  MUNICIPAL BONDS 99.9%
  FLORIDA 93.6%
  Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 ................................   $   2,000,000   $     2,002,940
  Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
    Project, MBIA Insured, 5.00%, 4/01/26 .......................................................       5,000,000         4,776,350
  Brevard County School Board COP,
     Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 .........................................       4,415,000         4,688,509
     Series A, AMBAC Insured, 5.00%, 7/01/26 ....................................................      10,675,000         9,945,150
  Broward County Educational Facilities Authority Revenue, Educational Facilities,
    Nova Southeastern, Refunding, Series B, 5.60%, 4/01/29 ......................................       3,180,000         3,114,397
  Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding,
    5.50%, 8/15/20 ..............................................................................       9,360,000         9,323,590
  Broward County HFA,
     MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ......................       3,000,000         2,816,400
     MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 .............................       1,980,000         1,837,836
     MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ..............................       5,730,000         5,328,556
     MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ..............................         990,000           909,206
     MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ...............................       1,980,000         1,795,504
     SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29 .................................         295,000            68,930
  Broward County HFAR, Series D,
     6.90%, 6/01/09 .............................................................................           5,000             5,012
     7.375%, 6/01/21 ............................................................................         100,000           100,168
  Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 ........................      21,500,000        21,019,260
  Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,
    zero cpn., 10/01/08 .........................................................................         590,000           580,654
  Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 .......................       3,500,000         3,255,175
  Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18 ...................       1,445,000         1,458,193
  Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
    8/15/23 .....................................................................................       9,245,000         9,299,545
  Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
    6.50%, 10/01/25 .............................................................................       2,370,000         2,341,773
  Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 ....................       5,000,000         5,032,950
  Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
    MBIA Insured, 5.80%, 5/01/16 ................................................................       5,980,000         6,255,977
  Dade County Aviation Revenue, Miami International Airport, Series C, FSA Insured, 5.125%,
    10/01/27 ....................................................................................       9,550,000         9,574,639
  Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%,
    11/15/32 ....................................................................................       3,250,000         3,077,815
  Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured,
     5.60%, 7/01/17 .............................................................................       1,000,000         1,018,680
     5.70%, 7/01/27 .............................................................................       2,000,000         2,002,640
  Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 .........................       3,000,000         3,046,800
  Escambia County Health Facilities Authority Health Facility Revenue,
     Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 .......................................       8,750,000         8,500,625
     Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ...............       1,235,000         1,309,680
  Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
    AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ................................................      25,000,000        26,505,250
  Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
    10/01/30 ....................................................................................         225,000           225,941


110 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project,
    Refunding, MBIA Insured, 5.00%, 6/01/31 .....................................................   $   6,580,000   $     6,258,435
  Florida HFAR,
     General Mortgage, Refunding, Series A, FHA Insured, 6.40%, 6/01/24 .........................         240,000           240,302
     Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 ................................       1,535,000         1,541,662
     MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ..................................       3,170,000         3,179,066
     Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ...............................       5,000,000         4,854,050
     Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 .............................       2,000,000         1,974,620
     Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 .............................       1,300,000         1,307,397
  Florida HFC Revenue,
     Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 .........................       1,245,000         1,258,820
     Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ........................       4,965,000         4,988,137
     Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, zero cpn., 7/01/30 ........       2,265,000           499,070
     Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 ............................       3,435,000         3,466,224
     Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, zero cpn., 7/01/17 ..........       1,165,000           706,363
     Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, zero cpn., 1/01/29 ..........      14,200,000         4,523,552
     Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ..................................       1,350,000         1,368,360
     Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 ........................       3,000,000         3,072,600
  Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
    5.00%, 2/01/21 ..............................................................................       1,355,000         1,352,385
  Florida Municipal Loan Council Revenue, Series B, MBIA Insured, Pre-Refunded, 5.75%,
    11/01/29 ....................................................................................       1,500,000         1,591,155
  Florida Ports Financing Commission Revenue, State Transportation Trust Fund, Intermodal
    Program, FGIC Insured, 5.50%, 10/01/23 ......................................................       7,000,000         7,231,560
  Florida State Board of Education Capital Outlay GO, Public Education,
     Refunding, Series D, 5.75%, 6/01/22 ........................................................      25,900,000        26,769,722
     Refunding, Series D, 6.00%, 6/01/23 ........................................................      15,000,000        16,653,150
     Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 ..........................................       5,000,000         4,826,400
     Series C, FGIC Insured, Pre-Refunded, 5.75%, 6/01/29 .......................................       5,000,000         5,361,300
  Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ...................      20,000,000        19,452,600
  Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%,
    7/01/20 .....................................................................................       7,000,000         7,054,810
  Florida State Board of Education Public Education GO, Refunding, Series C, AMBAC Insured,
    5.00%, 6/01/34 ..............................................................................      15,000,000        14,122,050
  Florida State Board Regent Housing Revenue,
     University of Central Florida, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/29 ................       8,650,000         9,154,122
     University of Florida, FGIC Insured, Pre-Refunded, 5.75%, 7/01/25 ..........................       3,400,000         3,649,322
     University of Florida, FGIC Insured, Pre-Refunded, 5.25%, 7/01/30 ..........................       2,060,000         2,188,091
  Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
    Series A, MBIA Insured, 5.00%, 7/01/21 ......................................................       4,000,000         4,025,720
  Florida State Department of General Services Division Facilities Management Revenue,
    Florida Facilities Pool, Series B, FSA Insured, Pre-Refunded, 5.50%, 9/01/28 ................      10,000,000        10,521,600
  Florida State Department of Transportation GO, Right of Way, Series A, 4.75%, 7/01/24 .........       6,000,000         5,688,480
  Florida State Mid-Bay Bridge Authority Revenue,
     Exchangeable, Refunding, Series D, 6.10%, 10/01/22 .........................................      13,695,000        13,723,212
     Exchangeable, Series A, 5.95%, 10/01/13 ....................................................       5,705,000         5,879,858
     Exchangeable, Series D, ETM, 6.10%, 10/01/22 ...............................................       3,545,000         3,938,034


                                                             Annual Report | 111

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Florida State Mid-Bay Bridge Authority Revenue, (continued)
     Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25 .................................   $   9,845,000   $     4,241,226
     Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26 .................................       2,500,000         1,020,125
     Series A, ETM, 6.875%, 10/01/22 ............................................................       6,000,000         7,272,060
  Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding,
    AMBAC Insured, 5.00%, 10/01/26 ..............................................................       5,000,000         4,784,050
  Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Series B,
    5.00%, 7/01/30 ..............................................................................       3,455,000         3,324,401
  Fort Pierce Utilities Authority Revenue,
     AMBAC Insured, 5.00%, 10/01/27 .............................................................       7,000,000         6,770,680
     Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20 .........................       3,090,000         1,591,041
     Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21 .........................       2,585,000         1,244,367
     Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22 .........................       3,090,000         1,395,506
     Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23 .........................       3,060,000         1,286,975
     Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24 .........................       2,560,000         1,003,776
  Halifax Hospital Medical Center Hospital Revenue, Refunding and Improvement, Series A,
    5.00%, 6/01/38 ..............................................................................      11,395,000         9,682,673
  Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/35 ................................      22,050,000        20,115,333
  Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
    5.30%, 12/20/18 .............................................................................       1,240,000         1,262,841
  Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
     Pre-Refunded, 5.25%, 11/15/20 ..............................................................      10,000,000        10,289,600
     Series A, Pre-Refunded, 6.00%, 11/15/31 ....................................................      16,000,000        17,620,160
  Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured,
    5.125%, 3/01/20 .............................................................................       1,000,000         1,014,170
  Hillsborough County HFA Mortgage Revenue, SF, Series A,
     GNMA Secured, 5.875%, 4/01/30 ..............................................................         675,000           673,974
     zero cpn., 4/01/32 .........................................................................         410,000            90,134
  Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 ..........      16,000,000        15,368,800
  Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B, 5.40%,
    10/01/28 ....................................................................................       7,000,000         6,458,620
  Hillsborough County School Board COP, Master Lease Program,
     MBIA Insured, Pre-Refunded, 5.375%, 7/01/26 ................................................       8,000,000         8,298,080
     Series A, MBIA Insured, 5.375%, 7/01/21 ....................................................       5,000,000         5,061,500
     Series A, MBIA Insured, 5.25%, 7/01/22 .....................................................       5,000,000         5,050,700
     Series B, MBIA Insured, 5.00%, 7/01/29 .....................................................      10,000,000         9,460,000
  Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ........       1,000,000         1,012,040
  Jacksonville Capital Improvement Revenue,
     Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 ........................................       3,460,000         3,392,495
     Series A, AMBAC Insured, 5.00%, 10/01/30 ...................................................      10,000,000         9,468,900
  Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo Clinic,
    5.00%, 11/15/36 .............................................................................      20,000,000        18,078,600
  Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 10/01/32 .............................................................................      17,250,000        16,316,602
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 ................................       5,000,000         4,914,900
  Jacksonville Transportation Revenue, MBIA Insured,
     5.25%, 10/01/29 ............................................................................      17,955,000        18,128,625
     5.00%, 10/01/31 ............................................................................      25,000,000        24,159,500


112 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Jea Water and Sewer System Revenue, Series B, MBIA Insured, 5.00%, 10/01/25 ...................   $   1,500,000   $     1,455,570
  Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15 ........................       5,000,000         5,015,700
  Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 .........................       5,000,000         4,531,900
  Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14 ...........       5,770,000         4,439,092
  Lakeland Hospital System Revenue, Lakeland Regional Health System,
     Pre-Refunded, 5.75%, 11/15/27 ..............................................................       6,925,000         7,633,566
     Pre-Refunded, 5.50%, 11/15/32 ..............................................................      12,070,000        13,175,733
     Series A, MBIA Insured, Pre-Refunded, 5.50%, 11/15/26 ......................................      10,000,000        10,578,100
  Lee County Airport Revenue,
     Refunding, FSA Insured, 5.00%, 10/01/33 ....................................................      20,000,000        18,923,400
     Series A, FSA Insured, 6.00%, 10/01/32 .....................................................      11,405,000        11,650,093
  Lee County IDA Health Care Facilities Revenue, Shell Point Village Project, Series A,
    Pre-Refunded, 5.50%,
     11/15/21 ...................................................................................       7,500,000         7,914,300
     11/15/29 ...................................................................................       4,000,000         4,220,960
  Lee County School Board COP, Series A, FSA Insured, 5.00%, 8/01/28 ............................       7,500,000         7,248,300
  Lee Memorial Health System Hospital Revenue, Refunding, Series A, MBIA Insured, 5.00%,
    4/01/24 .....................................................................................      10,000,000         9,447,100
  Lessburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32 ...........       4,150,000         3,860,870
  Marion County Utility System Revenue,
     FGIC Insured, 5.00%, 12/01/31 ..............................................................       5,000,000         4,701,950
     Series A, MBIA Insured, 5.00%, 12/01/28 ....................................................       5,000,000         4,830,550
  Melbourne Water and Sewer Revenue,
     Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26 ...............................       1,500,000           538,770
     Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/22 ...............       1,785,000           806,142
     Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/26 ...............       4,500,000         1,539,405
     FGIC Insured, Pre-Refunded, 5.25%, 10/01/30 ................................................       6,000,000         6,398,040
  Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 .............         315,000           318,194
  Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ............................       7,000,000         6,646,570
  Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
     Refunding, FGIC Insured, 5.375%, 10/01/27 ..................................................       5,000,000         4,758,650
     Refunding, FGIC Insured, 5.375%, 10/01/32 ..................................................       5,000,000         4,735,800
     Refunding, Series A, XLCA Insured, 5.00%, 10/01/37 .........................................      10,000,000         8,559,300
     Series B, FGIC Insured, 5.00%, 10/01/30 ....................................................       4,440,000         4,045,417
  Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
    5.75%, 4/01/29 ..............................................................................      10,000,000        10,688,300
  Miami-Dade County HFA,
     MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ..................................       2,015,000         1,979,758
     MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ..................................         430,000           424,195
     MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ..................................       1,500,000         1,434,495
  Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 ............       4,500,000         4,556,970
  Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
    MBIA Insured, 5.00%, 6/01/35 ................................................................      20,970,000        18,899,003
  Miami-Dade County Special Obligation Revenue,
     Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35 .......................       5,000,000         4,703,450
     Sub Series B, MBIA Insured, zero cpn., 10/01/36 ............................................       5,635,000         1,037,798
     Sub Series C, MBIA Insured, zero cpn., 10/01/28 ............................................       8,305,000         2,461,270
     sub. lien, Refunding, Series A, MBIA Insured, zero cpn., 10/01/25 ..........................      22,365,000         7,955,007


                                                             Annual Report | 113

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  North Broward Hospital District Revenue, Improvement, Pre-Refunded, 6.00%, 1/15/31 ............   $  23,240,000   $    25,230,041
  North Broward Hospital District Revenue, Improvement, Pre-Refunded, 6.00%, 1/15/31 ............       2,290,000         2,492,665
  Ocala Utility System Revenue, Series A, MBIA Insured, 5.00%, 10/01/32 .........................      10,000,000         9,057,900
  Okaloosa Country Water and Sewer Revenue, Refunding, FSA Insured, 5.00%, 7/01/36 ..............      10,000,000         9,590,200
  Orange County Health Facilities Authority Revenue,
     Adventist Health System Inc., Pre-Refunded, 6.375%, 11/15/20 ...............................       3,000,000         3,273,030
     Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24 ................................       5,500,000         6,121,500
     Adventist Health System Inc., Pre-Refunded, 6.50%, 11/15/30 ................................      10,750,000        11,762,757
     Hospital, Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32 .....................      15,000,000        16,420,350
     Hospital, Orlando Regional Healthcare, Series B, 5.125%, 11/15/39 ..........................       5,000,000         4,414,300
     Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29 ..........................       6,000,000         6,619,080
     Orlando Regional Healthcare System, Refunding, Series E, 6.00%, 10/01/26 ...................      11,750,000        12,035,525
     Orlando Regional Healthcare System, Series E, Pre-Refunded, 6.00%, 10/01/26 ................         250,000           264,528
  Orange County HFA Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .................         490,000           502,191
  Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ........................      12,000,000        11,440,440
  Orange County Tourist Development Tax Revenue,
     AMBAC Insured, 5.50%, 10/01/32 .............................................................      20,000,000        21,529,000
     AMBAC Insured, Pre-Refunded, 5.50%, 10/01/31 ...............................................      10,500,000        10,937,850
     Refunding, AMBAC Insured, 5.00%, 10/01/31 ..................................................       5,000,000         4,582,150
     Refunding, XLCA Insured, 5.00%, 10/01/31 ...................................................      12,970,000        11,886,097
     senior lien, AMBAC Insured, Pre-Refunded, 5.125%, 10/01/25 .................................       5,500,000         5,842,760
     senior lien, AMBAC Insured, Pre-Refunded, 5.125%, 10/01/30 .................................      10,000,000        10,623,200
a Orlando Tourist Development Tax Revenue, Senior 6th Cent Contract Payments, Series A,
    Assured Guaranty, 5.25%, 11/01/38 ...........................................................      16,740,000        16,122,294
  Orlando-Orange County Expressway Authority Revenue,
     junior lien, FGIC Insured, 5.00%, 7/01/28 ..................................................       8,000,000         7,731,920
     senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ...........................................         265,000           325,394
     Series B, AMBAC Insured, 5.00%, 7/01/35 ....................................................       9,185,000         8,712,799
  Osceola County IDAR, Community Provider Pooled Loan Program,
     Series A, FSA Insured, 7.75%, 7/01/10 ......................................................         115,000           115,466
     Series C, FSA Insured, 7.60%, 7/01/10 ......................................................         259,000           260,018
  Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 .................................      10,000,000         9,966,800
  Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 .................      10,000,000         9,394,200
  Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
    Series A, 5.90%, 6/01/38 ....................................................................         985,000           923,122
  Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 ....................       3,650,000         3,177,252
  Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ..............       5,000,000         5,025,700
  Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    Pre-Refunded, 5.125%, 11/01/30 ..............................................................       6,250,000         6,679,500
  Palm Beach County School Board COP,
     Series A, AMBAC Insured, Pre-Refunded, 5.125%, 8/01/24 .....................................      15,000,000        16,099,050
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 .......................................       5,000,000         5,400,500
     Series C, FSA Insured, Pre-Refunded, 5.00%, 8/01/27 ........................................       5,000,000         5,333,050
     Series E, MBIA Insured, 5.00%, 8/01/32 .....................................................      20,000,000        18,066,600
  Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
     6/01/27 ....................................................................................       4,450,000         4,305,464
     6/01/32 ....................................................................................       2,795,000         2,644,629


114 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 .............................................................................   $  11,500,000   $    11,061,390
  Pinellas County HFA, SFHR, Multi County, Series B-1, GNMA Insured, zero cpn., 9/01/31 .........         295,000            57,684
  Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%, 12/01/21 ...........       2,350,000         2,544,768
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ...........................       4,000,000         3,921,120
  Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%, 10/01/34 ...................       1,000,000           907,510
  Port Everglades Authority Port Improvement Revenue, Capital Appreciation,
     ETM, zero cpn., 9/01/10 ....................................................................      25,475,000        22,512,767
     zero cpn., 9/01/10 .........................................................................       2,305,000         1,963,929
  Port St. Lucie Utility Revenue, System,
     Capital Appreciation, MBIA Insured, Pre-Refunded, zero cpn., 9/01/29 .......................      20,000,000         6,213,600
     Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 9/01/32 ................       5,000,000         1,130,750
     Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 9/01/33 ................       5,000,000         1,063,850
     Refunding, Series A, MBIA Insured, 5.00%, 9/01/30 ..........................................      11,580,000        10,952,132
     Refunding, Series A, MBIA Insured, 5.00%, 9/01/31 ..........................................       8,805,000         8,305,756
  Sarasota Special Obligation Revenue, Refunding, AMBAC Insured, zero cpn.,
     11/01/09 ...................................................................................       1,365,000         1,298,279
     11/01/12 ...................................................................................       1,780,000         1,490,447
     11/01/15 ...................................................................................       2,180,000         1,559,921
  South Broward Hospital District Revenue,
     5.60%, 5/01/27 .............................................................................       5,000,000         5,462,100
     5.625%, 5/01/32 ............................................................................      16,250,000        17,767,425
  South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31 ...................      15,000,000        14,378,250
  St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
     6/01/22 ....................................................................................       4,000,000         1,756,360
     6/01/23 ....................................................................................       4,255,000         1,735,104
     6/01/24 ....................................................................................       1,500,000           575,250
     6/01/25 ....................................................................................       2,130,000           763,605
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
    10/01/32 ....................................................................................      10,000,000        10,623,900
  Sumter County Capital Improvement Revenue, AMBAC Insured, 5.00%, 6/01/30 ......................       3,520,000         3,300,387
  Sunrise Lakes Recreation District GO, Phase 4, Refunding, AMBAC Insured, 5.25%,
    8/01/24 .....................................................................................       4,320,000         4,363,891
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ...................       2,550,000         2,587,205
  Tallahassee Energy System Revenue, MBIA Insured, 5.00%, 10/01/35 ..............................      10,000,000         9,388,500
  Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 .......................................       2,490,000         2,506,310
  Tampa Bay Water Utility System Revenue,
     FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ................................................      15,000,000        16,323,450
     Series B, FGIC Insured, 5.00%, 10/01/31 ....................................................      10,000,000         9,457,100
  Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, MBIA Insured,
     6.00%, 10/01/15 ............................................................................       1,000,000         1,098,820
     6.05%, 10/01/20 ............................................................................       1,715,000         1,954,397
     6.10%, 10/01/26 ............................................................................       2,695,000         3,006,138


                                                             Annual Report | 115

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Tampa Water and Sewer Revenue,
     Series 2007, 5.00%, 10/01/32 ...............................................................   $   8,180,000   $     7,812,309
     sub. lien, Series A, AMBAC Insured, ETM, 7.25%, 10/01/16 ...................................       1,330,000         1,545,500
  Viera East CDD, Water and Sewer Revenue, 6.75%, 5/01/09 .......................................       1,060,000         1,053,746
  Viera East CDD Special Assessment,
     Refunding, 7.00%, 5/01/26 ..................................................................       6,625,000         6,641,828
     Series B, ETM, 6.75%, 5/01/14 ..............................................................       4,835,000         5,290,312
  Village Center CDD Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ..............      10,000,000         9,874,200
  Volusia County Educational Facility Authority Revenue, Educational Facilities,
     Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 ...............       2,000,000         2,019,300
     Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 .............................       5,000,000         4,862,400
  Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 ............       5,000,000         5,225,650
  West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 .......................       1,840,000         1,901,254
  West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 .............................      10,850,000        10,958,934
  West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%,
    3/01/35 .....................................................................................       1,000,000           872,300
                                                                                                                    ----------------
                                                                                                                      1,350,605,696
                                                                                                                    ----------------
  U.S. TERRITORIES 6.3%
  PUERTO RICO 5.7%
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
     7/01/25 ....................................................................................       5,000,000         4,636,350
     7/01/29 ....................................................................................      10,000,000         9,129,500
     7/01/33 ....................................................................................       6,360,000         5,747,723
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 7/01/38 ..........................................         560,000           518,874
     Refunding, Series K, 5.00%, 7/01/30 ........................................................       5,000,000         4,616,500
     Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/38 .......................................      12,240,000        12,466,440
     Series B, Pre-Refunded, 6.00%, 7/01/39 .....................................................       5,000,000         5,394,550
     Series D, Pre-Refunded, 5.375%, 7/01/36 ....................................................       5,000,000         5,391,500
     Series G, 5.00%, 7/01/33 ...................................................................       1,680,000         1,563,626
  Puerto Rico Electric Power Authority Power Revenue, Series II, Pre-Refunded, 5.25%,
    7/01/31 .....................................................................................      15,000,000        16,292,400
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ....................       5,900,000         6,136,413
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
     Refunding, Series D, 5.375%, 7/01/33 .......................................................       1,210,000         1,179,677
     Series D, Pre-Refunded, 5.375%, 7/01/33 ....................................................       3,790,000         4,094,678
     Series I, 5.00%, 7/01/36 ...................................................................       5,000,000         4,517,050
                                                                                                                    ----------------
                                                                                                                         81,685,281
                                                                                                                    ----------------
  VIRGIN ISLANDS 0.6%
  Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ..........      10,000,000         8,806,800
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                        90,492,081
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,430,012,391) .............................................                     1,441,097,777
                                                                                                                    ----------------


116 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $3,300,000) 0.2%
  MUNICIPAL BOND 0.2%
  FLORIDA 0.2%
b Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
    AMBAC Insured, Daily VRDN and Put, 6.40%, 12/01/15 ..........................................   $   3,300,000   $     3,300,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $1,433,312,391) 100.1% ................................................                     1,444,397,777
  OTHER ASSETS, LESS LIABILITIES (0.1)% .........................................................                        (1,539,726)
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $ 1,442,858,051
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 164.

a A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 117

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  12.20     $  12.13     $  12.17     $  12.27    $  11.99
                                                    -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.49         0.50         0.51         0.53        0.54
   Net realized and unrealized gains (losses) ...      (0.84)        0.06        (0.04)       (0.10)       0.28
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.35)        0.56         0.47         0.43        0.82
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.49)       (0.49)       (0.51)       (0.53)      (0.54)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  11.36     $  12.20     $  12.13     $  12.17    $  12.27
                                                    =============================================================

Total return c ..................................      (2.97)%       4.79%        3.91%        3.65%       7.00%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.72%        0.73%        0.74%        0.75%       0.75%
Net investment income ...........................       4.10%        4.13%        4.18%        4.40%       4.49%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $253,104     $220,989     $205,875     $170,407    $176,193
Portfolio turnover rate .........................       8.00%        4.50%        8.54%       22.50%      11.83%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


118 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  12.31     $  12.24     $  12.27     $  12.37    $  12.08
                                                    -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.43         0.44         0.44         0.47        0.47
   Net realized and unrealized gains (losses) ...      (0.84)        0.06        (0.03)       (0.11)       0.29
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.41)        0.50         0.41         0.36        0.76
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.43)       (0.43)       (0.44)       (0.46)      (0.47)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e        -- e          -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  11.47     $  12.31     $  12.24     $  12.27    $  12.37
                                                    =============================================================

Total return c ..................................      (3.48)%       4.16%        3.39%        3.05%       6.44%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.27%        1.28%        1.29%        1.30%       1.32%
Net investment income ...........................       3.55%        3.58%        3.63%        3.85%       3.92%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 52,087     $ 50,700     $ 43,983     $ 37,017    $ 35,645
Portfolio turnover rate .........................       8.00%        4.50%        8.54%       22.50%      11.83%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 119

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.8%
  MUNICIPAL BONDS 96.8%
  GEORGIA 95.6%
  Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
        Refunding, Series C, FSA Insured, 5.00%, 1/01/33 .............................................   $ 5,000,000   $  4,834,050
        Series J, FSA Insured, 5.00%, 1/01/34 ........................................................     5,000,000      4,824,000
  Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded,
        5.50%, 1/01/26 ...............................................................................     5,000,000      5,287,350
        5.60%, 1/01/30 ...............................................................................     5,000,000      5,296,200
  Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, Pre-Refunded,
     5.50%, 12/01/20 .................................................................................     1,500,000      1,616,595
  Atlanta Development Authority Educational Facilities Revenue, Science Park LLC Project,
     5.00%, 7/01/32 ..................................................................................     3,000,000      2,659,290
  Atlanta Development Authority Revenue,
        Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ................     2,555,000      2,426,611
        Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%, 1/01/23 ........     4,150,000      4,416,637
  Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project,
     FSA Insured, 5.00%, 12/01/26 ....................................................................     1,140,000      1,119,514
  Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%, 12/01/23 .......     1,000,000        970,240
  Atlanta Urban Residential Finance Authority MFHR, Fulton Cotton Mill, GNMA Secured,
        6.00%, 5/20/17 ...............................................................................       995,000      1,005,368
        6.125%, 5/20/27 ..............................................................................     1,560,000      1,567,597
  Atlanta Water and Wastewater Revenue,
        FSA Insured, 5.00%, 11/01/24 .................................................................     4,000,000      3,946,360
        Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ...........................................     8,000,000      6,999,360
  Augusta Water and Sewer Revenue, Refunding, FSA Insured, 5.00%, 10/01/32 ...........................     5,000,000      4,909,600
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
        5.25%, 12/01/22 ..............................................................................     2,500,000      2,234,625
        5.375%, 12/01/28 .............................................................................     2,000,000      1,741,400
  Bleckley-Dodge County Joint Development Authority Student Housing Revenue, Middle Georgia
     College, 5.00%, 7/01/33 .........................................................................     3,500,000      2,971,360
  Bulloch County Development Authority Lease Revenue, Georgia Southern University,
     XLCA Insured, 5.00%, 8/01/27 ....................................................................     5,000,000      4,531,150
a Carroll City-County Hospital Authority Revenue Anticipation Certificates, Tanner Medical Center
     Inc. Project, Assured Guaranty, 5.00%, 7/01/38 ..................................................     5,000,000      4,557,250
  Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ...................        10,000         10,034
  Clayton County Development Authority Revenue,
        Gateway Village Project, Series A, Pre-Refunded, 6.00%, 8/01/23 ..............................     3,500,000      3,738,700
        Refunding, Series A, MBIA Insured, 5.00%, 8/01/23 ............................................     2,310,000      2,302,516
  Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ..................       930,000        931,200
  Cobb County Development Authority Parking Revenue, Kennesaw State University Foundation Inc.
     Project, MBIA Insured, 5.00%, 7/15/29 ...........................................................     2,000,000      1,911,380
  Cobb County Development Authority University Facilities Revenue, Kennesaw State University,
     Sub Series D, MBIA Insured, 5.00%, 7/15/29 ......................................................     8,000,000      7,694,800
  College Park Business and IDAR, Civic Center Project, AMBAC Insured, Pre-Refunded, 5.75%,
     9/01/26 .........................................................................................     2,000,000      2,171,620
  Columbia County Water and Sewer Revenue, FSA Insured, 5.00%, 6/01/24 ...............................     1,130,000      1,137,740
  Columbus Water and Sewer Revenue,
        FSA Insured, 5.00%, 5/01/29 ..................................................................     2,500,000      2,451,850
        Refunding, MBIA Insured, 5.00%, 5/01/25 ......................................................     1,000,000        988,590


120 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  GEORGIA (CONTINUED)
a Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37 .................   $ 5,000,000   $  4,956,600
  Decatur County School Building Authority Revenue, High School Project, FSA Insured, 5.00%,
     10/01/32 ........................................................................................     1,500,000      1,442,505
  DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety
     and Judicial Facility Project, 5.00%, 12/01/29 ..................................................     2,000,000      1,981,520
  DeKalb County School District COP, Georgia School Boards Assn. Inc., AMBAC Insured, 5.00%,
     12/01/27 ........................................................................................     4,285,000      4,118,356
  DeKalb County Water and Sewer Revenue,
        Pre-Refunded, 5.125%, 10/01/31 ...............................................................     6,500,000      6,911,190
        Refunding, Series B, FSA Insured, 5.00%, 10/01/35 ............................................     7,000,000      6,746,250
  Douglasville-Douglas County Water and Sewer Authority Revenue, MBIA Insured, 5.00%,
        6/01/29 ......................................................................................     3,410,000      3,344,153
        6/01/32 ......................................................................................     2,000,000      1,977,680
  East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured, 5.00%,
     2/01/34 .........................................................................................     5,480,000      4,917,752
  Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 ....................     3,000,000      2,985,570
  Fayette County School District GO, zero cpn. to 9/01/10,
        4.75% thereafter, 3/01/21 ....................................................................     1,355,000      1,160,463
        4.95% thereafter, 3/01/25 ....................................................................     1,000,000        824,030
  Forsyth County GO, Pre-Refunded, 5.75%, 2/01/19 ....................................................     1,500,000      1,609,095
  Forsyth County Water and Sewerage Authority Revenue, FSA Insured, 5.00%, 4/01/32 ...................     5,000,000      4,876,800
  Fulton County Development Authority Revenue,
        Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ...................................     3,000,000      2,938,650
        Georgia Tech Foundation Funding SAC II Project, Series A, 5.25%, 11/01/30 ....................     5,000,000      5,052,600
        Molecular Science Building Project, MBIA Insured, 5.00%, 5/01/25 .............................     2,240,000      2,201,875
        Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27 .........................     5,000,000      4,647,200
  Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%, 1/01/30 ................................     2,500,000      2,369,450
  Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates, Northeast
     Health System Inc. Project, Pre-Refunded, 5.50%, 5/15/31 ........................................     2,500,000      2,682,600
  Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
     12/01/26 ........................................................................................     2,000,000      2,018,040
  Georgia Municipal Electric Authority Power Revenue,
        Project 1, Refunding, Sub Series A, MBIA Insured, 5.00%, 1/01/26 .............................     2,855,000      2,756,788
        Series W, 6.60%, 1/01/18 .....................................................................       955,000      1,098,155
        Series W, ETM, 6.60%, 1/01/18 ................................................................        45,000         50,799
  Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
     6/01/24 .........................................................................................     1,000,000        949,760
  Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing
     Corp. Project, Series A, 6.00%, 6/01/24 .........................................................     2,550,000      2,536,638
  Georgia School Board Assn. Inc. COP, DeKalb County Public School Project, MBIA Insured,
     5.00%, 12/01/25 .................................................................................     2,600,000      2,540,018
  Georgia State HFAR,
        MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 .....................     1,000,000      1,003,400
        SFM, Series C, 5.00%, 12/01/27 ...............................................................     1,000,000        920,550
  Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,
     MBIA Insured, 5.00%, 1/01/24 ....................................................................     8,500,000      9,128,830


                                                             Annual Report | 121

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  GEORGIA (CONTINUED)
  Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
     Systems Inc. Project, Series B, MBIA Insured, Pre-Refunded, 5.30%, 9/01/27 ......................   $ 3,750,000   $  4,087,987
  Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ....................     2,795,000      3,015,498
  Habersham County Hospital Authority Revenue, Anticipation Certificates, XCLA Insured, 5.00%,
     12/01/27 ........................................................................................     2,015,000      1,847,312
  Habersham County School District GO, MBIA Insured, 5.00%, 4/01/28 ..................................     2,750,000      2,668,545
  Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
     AMBAC Insured, 6.00%, 7/01/29 ...................................................................     5,000,000      5,195,850
  Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%,
     10/01/23 ........................................................................................     3,300,000      3,745,434
  Jackson County School District GO, MBIA Insured, 5.00%, 3/01/25 ....................................     3,000,000      2,949,420
  Main Street Natural Gas Inc. Gas Prior Revenue, Series A, 5.50%, 9/15/27 ...........................     5,000,000      4,219,600
  Marietta Development Authority Revenue, first mortgage, Life College Inc.,
        Refunding, Series A, FSA Insured, 5.75%, 9/01/14 .............................................     1,800,000      1,802,682
        Refunding, Series A, FSA Insured, 5.80%, 9/01/19 .............................................     1,100,000      1,101,672
        Refunding, Series A, FSA Insured, 5.95%, 9/01/19 .............................................     1,000,000      1,001,590
        Series B, FSA Insured, 5.75%, 9/01/14 ........................................................       800,000        801,192
  Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
     Healthcare System, MBIA Insured, 5.50%, 8/01/25 .................................................     6,000,000      5,966,460
  Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%,
     10/01/26 ........................................................................................     1,000,000      1,029,710
  Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
     Series A, 6.80%, 1/01/12 ........................................................................     1,500,000      1,650,180
  Municipal Electricity Authority Revenue, Project 1, Sub Series E, MBIA Insured, 5.00%,
     1/01/25 .........................................................................................     2,315,000      2,263,329
  Newton County Hospital Authority Revenue, Newton Health System Project 1999,
     AMBAC Insured, Pre-Refunded, 6.10%, 2/01/24 .....................................................     4,500,000      4,822,335
  Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton, CIFG Insured,
     5.00%, 6/01/24 ..................................................................................     3,150,000      2,946,037
  Paulding County GO, Courthouse, FGIC Insured, 5.00%, 2/01/32 .......................................     4,000,000      3,875,080
  Paulding County School District GO, 5.00%, 2/01/33 .................................................     4,000,000      3,845,600
  Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State
     University Foundation Property LLC, AMBAC Insured, 5.00%, 6/01/34 ...............................     3,000,000      2,852,610
  Private Colleges and Universities Authority Revenue,
        Emory University Project, Series A, Pre-Refunded, 5.50%, 11/01/25 ............................    10,000,000     10,567,400
        Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 .............................     2,000,000      1,759,280
  Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
     Project, 5.80%, 12/01/20 ........................................................................     1,500,000      1,440,480
  Richmond County Development Authority Educational Facilities Revenue, Augusta State
     University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29 ........................     1,000,000        916,810
  Rockdale County Water and Sewer Authority Revenue,
        FSA Insured, 5.00%, 7/01/29 ..................................................................     4,000,000      3,922,600
        Series A, MBIA Insured, Pre-Refunded, 5.375%, 7/01/29 ........................................     5,000,000      5,280,900
  Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%,
     12/01/30 ........................................................................................     1,500,000      1,360,380
  South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
     Pre-Refunded, 5.00%, 1/01/33 ....................................................................     3,500,000      3,746,960


122 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PRINCIPAL
  FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  GEORGIA (CONTINUED)
  Suwanee GO, MBIA Insured, Pre-Refunded, 5.25%, 1/01/32 .............................................   $ 3,000,000   $  3,217,230
  Upper Oconee Basin Water Authority Revenue,
        FGIC Insured, Pre-Refunded, 5.25%, 7/01/27 ...................................................     1,550,000      1,595,291
        Refunding, MBIA Insured, 5.00%, 7/01/26 ......................................................     1,000,000        970,730
  Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
     Center Project,
        5.00%, 10/01/33 ..............................................................................     2,000,000      1,753,720
        AMBAC Insured, 5.25%, 10/01/27 ...............................................................     3,000,000      2,869,110
  Walton County Water and Sewer Authority Revenue,
        Hard Labor Creek Project, FSA Insured, 5.00%, 2/01/33 ........................................     5,000,000      4,902,050
        Refunding and Improvement, MBIA Insured, 6.00%, 2/01/21 ......................................       750,000        751,995
  Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%,
     3/01/25 .........................................................................................     3,000,000      3,019,590
                                                                                                                       -------------
                                                                                                                        291,762,953
                                                                                                                       -------------
  U.S. TERRITORY 1.2%
  VIRGIN ISLANDS 1.2%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
        5.40%, 10/01/12 ..............................................................................       850,000        863,932
        5.50%, 10/01/22 ..............................................................................     1,200,000      1,178,724
        5.625%, 10/01/25 .............................................................................     1,530,000      1,489,164
                                                                                                                       -------------
                                                                                                                          3,531,820
                                                                                                                       -------------
  TOTAL LONG TERM INVESTMENTS (COST $301,151,907) ....................................................                  295,294,773
                                                                                                                       -------------
  SHORT TERM INVESTMENTS 5.1%
  MUNICIPAL BONDS 5.1%
  GEORGIA 5.1%
b Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
     AMBAC Insured, Weekly VRDN and Put, 3.85%, 10/01/16 .............................................     5,595,000      5,595,000
b Burke County Development Authority PCR, Oglethorpe Power Corp., Refunding, Series A,
     FGIC Insured, Weekly VRDN and Put, 7.00%, 1/01/16 ...............................................    10,000,000     10,000,000
                                                                                                                       -------------
  TOTAL SHORT TERM INVESTMENTS (COST $15,595,000) ....................................................                   15,595,000
                                                                                                                       -------------
  TOTAL INVESTMENTS (COST $316,746,907) 101.9% .......................................................                  310,889,773
  OTHER ASSETS, LESS LIABILITIES (1.9)% ..............................................................                   (5,699,113)
                                                                                                                       -------------
  NET ASSETS 100.0% ..................................................................................                 $305,190,660
                                                                                                                       =============

See Selected Portfolio Abbreviations on page 164.

a A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                                  -------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                               2008 d       2007         2006         2005        2004 d
                                                                  -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................   $  11.44     $  11.39     $  11.41     $  11.51    $  11.30
                                                                  -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................................       0.45         0.45         0.47         0.48        0.50
   Net realized and unrealized gains (losses) .................      (0.87)        0.06        (0.02)       (0.10)       0.21
                                                                  -------------------------------------------------------------
Total from investment operations ..............................      (0.42)        0.51         0.45         0.38        0.71
                                                                  -------------------------------------------------------------
Less distributions from net investment income .................      (0.45)       (0.46)       (0.47)       (0.48)      (0.50)
                                                                  -------------------------------------------------------------
Redemption fees ...............................................         -- e         -- e         -- e         -- e        --
                                                                  -------------------------------------------------------------
Net asset value, end of year ..................................   $  10.57     $  11.44     $  11.39     $  11.41    $  11.51
                                                                  =============================================================

Total return c ................................................      (3.81)%       4.57%        4.01%        3.47%       6.43%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates .............       0.76%        0.77%        0.78%        0.79%       0.78%
Expenses net of waiver and payments by affiliates .............       0.75%        0.75%        0.75%        0.71%       0.60%
Net investment income .........................................       4.05%        4.02%        4.10%        4.30%       4.44%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................   $149,776     $148,224     $128,254     $112,941    $118,797
Portfolio turnover rate .......................................       9.42%        2.28%        9.43%       12.48%      11.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


124 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.1%
  MUNICIPAL BONDS 96.1%
  KENTUCKY 80.7%
  Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34 ..............   $   1,065,000   $       994,231
  Boone County GO, Public Project, 5.00%,
     4/01/20 ....................................................................................       1,310,000         1,335,545
     4/01/21 ....................................................................................       1,000,000         1,015,410
  Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A,
    FGIC Insured, 4.70%, 1/01/28 ................................................................       3,000,000         2,593,170
  Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured,
    5.00%,
     12/01/22 ...................................................................................       1,200,000         1,177,824
     12/01/27 ...................................................................................       2,000,000         1,873,460
  Bowling Green ISD Finance Corp. School Building Revenue, 5.75%, 1/01/20 .......................       1,140,000         1,181,177
  Boyle County Revenue, Refunding and College Improvement, CIFG Insured, 5.00%, 6/01/32 .........       3,000,000         2,702,610
  Campbell and Kenton Counties Sanitation District No.1 Sanitation District Revenue, Series A,
    FSA Insured, 5.00%,
     8/01/19 ....................................................................................       1,500,000         1,536,225
     8/01/24 ....................................................................................       2,000,000         2,001,480
  Campbell County School District Finance Corp. School Building Revenue, FSA Insured, 5.00%,
    8/01/26 .....................................................................................       2,845,000         2,791,173
  Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
    Pre-Refunded, 5.125%, 8/01/20 ...............................................................       1,015,000         1,079,534
  Fayette County School District Finance Corp. School Building Revenue,
     Pre-Refunded, 5.50%, 9/01/18 ...............................................................       2,500,000         2,631,150
     Series A, AMBAC Insured, 5.25%, 4/01/20 ....................................................       2,160,000         2,206,138
  Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 ..........................       1,000,000           947,070
  Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
    Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 ...........................................         290,000           289,182
  Hardin County School District Finance Corp. School Building Revenue, Pre-Refunded, 5.75%,
    2/01/20 .....................................................................................       1,500,000         1,596,315
  Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%,
    1/01/31 .....................................................................................       2,620,000         2,372,331
  Harlan County Justice Center Revenue, First Judicial Center Project, AMBAC Insured, 5.00%,
    3/01/25 .....................................................................................       1,330,000         1,331,902
  Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ......       2,035,000         1,910,438
  Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    Refunding, AMBAC Insured, 5.75%, 1/01/26 ....................................................       1,000,000         1,012,440
  Jefferson County School District Finance Corp. School Building Revenue, Series A,
     FSA Insured, Pre-Refunded, 5.25%, 7/01/18 ..................................................       1,500,000         1,579,590
     MBIA Insured, 4.75%, 6/01/27 ...............................................................       2,440,000         2,199,953
  Kenton County Airport Board Airport Revenue, Cincinnati/Northern Kentucky International
    Airport, Series B, MBIA Insured, Pre-Refunded, 5.75%, 3/01/13 ...............................       1,230,000         1,230,000
  Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L,
    XLCA Insured, 5.00%, 11/01/29 ...............................................................       1,000,000           972,860
  Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
     Series A, 6.00%, 6/01/30 ...................................................................       2,000,000         2,176,360
     Series C, 6.00%, 6/01/30 ...................................................................       1,285,000         1,365,222
     Series E, 5.70%, 6/01/22 ...................................................................       1,000,000         1,076,700


                                                             Annual Report | 125

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  KENTUCKY (CONTINUED)
  Kentucky Asset/Liability Commission General Receipts Revenue, University of Kentucky,
    Project Notes, FGIC Insured, 5.00%, 10/01/25 ................................................   $   3,000,000   $     2,961,900
  Kentucky Economic Development Finance Authority Health System Revenue, Norton
    Healthcare Inc.,
     Refunding, Series C, MBIA Insured, 6.15%, 10/01/24 .........................................         160,000           169,901
     Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/24 ......................................         245,000           278,023
     Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/25 ......................................         935,000         1,066,106
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ................       2,000,000         1,877,920
  Kentucky Economic Development Finance Authority Revenue, Catholic Health Project,
    Refunding and Improvement, Series A, Pre-Refunded, 5.00%, 12/01/18 ..........................       2,000,000         2,031,840
  Kentucky Housing Corp. Housing Revenue,
     Refunding, Series P, 4.60%, 7/01/34 ........................................................       1,205,000         1,020,611
     Series A, 4.60%, 7/01/32 ...................................................................       2,000,000         1,701,720
  Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
     6/01/19 ....................................................................................       1,140,000         1,161,398
     6/01/20 ....................................................................................       1,250,000         1,268,937
     6/01/21 ....................................................................................       1,190,000         1,203,376
  Kentucky Rural Water Finance Corp. Public Project Revenue,
     Flexible Term Program, Series A, 5.00%, 2/01/26 ............................................       1,055,000         1,032,961
     Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34 ................................       1,500,000         1,424,775
  Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
    Series A, MBIA Insured, 5.00%,
     9/01/32 ....................................................................................       5,000,000         4,656,400
     9/01/37 ....................................................................................       3,000,000         2,757,780
  Kentucky State Property and Buildings Commission Revenues,
     Project No. 62, Refunding, Second Series, 5.25%, 10/01/18 ..................................       3,540,000         3,647,014
     Project No. 64, MBIA Insured, Pre-Refunded, 5.50%, 5/01/17 .................................       1,535,000         1,607,391
     Project No. 69, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/21 ........................       2,300,000         2,438,621
     Project No. 77, MBIA Insured, Pre-Refunded, 5.00%, 8/01/23 .................................       1,100,000         1,179,464
  Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Project,
    Series A, AMBAC Insured, 5.00%, 7/01/25 .....................................................       2,000,000         1,974,760
  Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%, 10/01/28 ...........................       1,730,000         1,675,920
  Louisville and Jefferson County Metropolitan Government Industrial Building Revenue,
    Sisters of Mercy, Cincinnati, 5.00%, 10/01/35 ...............................................       1,500,000         1,349,085
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,
    Series A,
     AMBAC Insured, 5.00%, 5/15/36 ..............................................................       3,000,000         2,713,230
     FGIC Insured, 5.00%, 5/15/30 ...............................................................       2,750,000         2,568,087
     FGIC Insured, 5.00%, 5/15/38 ...............................................................       3,000,000         2,657,460
  Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A,
     AMBAC Insured, 5.00%, 6/01/34 ..............................................................       3,755,000         3,590,906
     Series A, AMBAC Insured, 5.00%, 6/01/25 ....................................................       1,000,000           981,800
  Louisville Parking Authority of River City Revenue, MBIA Insured, 5.00%, 6/01/29 ..............       3,290,000         3,201,598
  Louisville Waterworks Board Water System Revenue, Louisville Water Co., Refunding, FSA Insured,
     5.25%, 11/15/24 ............................................................................       2,500,000         2,516,000
     5.50%, 11/15/25 ............................................................................       2,000,000         2,034,340


126 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  KENTUCKY (CONTINUED)
  Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital, 5.125%,
    8/01/37 .....................................................................................   $   3,000,000   $     2,650,500
  Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 ..............................       1,500,000         1,375,755
  Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ...............       1,270,000         1,297,584
  Oldham County School District Finance Corp. School Building Revenue, MBIA Insured, 5.00%,
    5/01/24 .....................................................................................       5,680,000         5,629,959
  Russell Health System Revenue, Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ...........         800,000           827,888
  Trimble County Environmental Facilities Revenue, Trimble County Environmental Facility,
    Refunding, AMBAC Insured, 4.60%, 6/01/33 ....................................................       5,000,000         4,323,200
  Warren County Hospital Facility Revenue, Community Hospital Corp. Project, Refunding,
    Series A, 5.00%, 8/01/29 ....................................................................       1,000,000           873,760
                                                                                                                    ----------------
                                                                                                                        120,907,460
                                                                                                                    ----------------
  U.S. TERRITORIES 15.4%
  PUERTO RICO 14.1%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
    5.375%, 5/15/33 .............................................................................       1,725,000         1,634,921
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
     5.125%, 7/01/31 ............................................................................       3,125,000         2,936,656
     Pre-Refunded, 5.125%, 7/01/31 ..............................................................       1,875,000         1,995,731
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series D, Pre-Refunded, 5.375%, 7/01/36 ....................................................       2,500,000         2,695,750
     Series K, 5.00%, 7/01/27 ...................................................................       3,000,000         2,786,400
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ...........       5,000,000         4,842,600
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
     Refunding, Series D, 5.25%, 7/01/36 ........................................................         455,000           433,096
     Refunding, Series N, 5.00%, 7/01/32 ........................................................       3,000,000         2,662,470
     Series D, Pre-Refunded, 5.25%, 7/01/36 .....................................................         995,000         1,070,023
                                                                                                                    ----------------
                                                                                                                         21,057,647
                                                                                                                    ----------------
  VIRGIN ISLANDS 1.3%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ......       2,000,000         1,946,620
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                        23,004,267
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $149,189,455) ...............................................                       143,911,727
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 2.7%
  MUNICIPAL BONDS 2.7%
  KENTUCKY 2.2%
a Berea Educational Facilities Revenue, Series A, Daily VRDN and Put, 4.00%, 6/01/32 ............         500,000           500,000
a Christian County Assn. of County Leasing Trust Lease Program Revenue, Refunding, Series A,
    Daily VRDN and Put, 3.50%, 4/01/37 ..........................................................       1,500,000         1,500,000
a Ohio County PCR, Big Rivers Electric Corp. Project, AMBAC Insured, Weekly VRDN and Put,
    8.00%, 6/01/13 ..............................................................................       1,000,000         1,000,000
a Shelby County Lease Revenue, Series A, Daily VRDN and Put, 3.50%, 9/01/34 .....................         300,000           300,000
                                                                                                                    ----------------
                                                                                                                          3,300,000
                                                                                                                    ----------------


                                                             Annual Report | 127

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORY 0.5%
  PUERTO RICO 0.5%
a Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
    Weekly VRDN and Put, 9.00%, 7/01/32 .........................................................   $     800,000   $       800,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,100,000) ................................................                         4,100,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $153,289,455) 98.8% ...................................................                       148,011,727
  OTHER ASSETS, LESS LIABILITIES 1.2% ...........................................................                         1,764,463
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   149,776,190
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 164.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


128 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS A                                                     2008 d       2007         2006         2005         2004 d
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $  11.61     $  11.52     $  11.68     $  11.81     $  11.55
                                                        --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................      0.47         0.48         0.50         0.52         0.53
   Net realized and unrealized gains (losses) ........     (0.87)        0.10        (0.16)       (0.14)        0.26
                                                        --------------------------------------------------------------
Total from investment operations .....................     (0.40)        0.58         0.34         0.38         0.79
                                                        --------------------------------------------------------------
Less distributions from net investment income ........     (0.47)       (0.49)       (0.50)       (0.51)       (0.53)
                                                        --------------------------------------------------------------
Redemption fees ......................................        -- e         -- e         --           -- e         --
                                                        --------------------------------------------------------------
Net asset value, end of year .........................  $  10.74     $  11.61     $  11.52     $  11.68     $  11.81
                                                        ==============================================================

Total return c .......................................     (3.57)%       5.14%        2.99%        3.36%        7.01%

RATIOS TO AVERAGE NET ASSETS
Expenses .............................................      0.71%        0.73%        0.73%        0.73%        0.73%
Net investment income ................................      4.14%        4.22%        4.30%        4.49%        4.56%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $234,314     $220,927     $188,333     $188,659     $185,987
Portfolio turnover rate ..............................     11.57%        5.71%        9.78%        8.67%       16.35%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 129

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
CLASS C                                                     2008 d       2007         2006         2005         2004 d
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $  11.73     $  11.63     $  11.79     $  11.91     $  11.65
                                                        --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................      0.41         0.43         0.44         0.46         0.46
   Net realized and unrealized gains (losses) ........     (0.88)        0.09        (0.16)       (0.13)        0.26
                                                        --------------------------------------------------------------
Total from investment operations .....................     (0.47)        0.52         0.28         0.33         0.72
                                                        --------------------------------------------------------------
Less distributions from net investment income ........     (0.41)       (0.42)       (0.44)       (0.45)       (0.46)
                                                        --------------------------------------------------------------
Redemption fees ......................................        -- e         -- e         --           -- e         --
                                                        --------------------------------------------------------------
Net asset value, end of year .........................  $  10.85     $  11.73     $  11.63     $  11.79     $  11.91
                                                        ==============================================================

Total return c .......................................     (4.16)%       4.61%        2.40%        2.84%        6.34%

RATIOS TO AVERAGE NET ASSETS
Expenses .............................................      1.26%        1.28%        1.28%        1.28%        1.29%
Net investment income ................................      3.59%        3.67%        3.75%        3.94%        4.00%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $ 35,085     $ 29,028     $ 23,319     $ 19,196     $ 20,768
Portfolio turnover rate ..............................     11.57%        5.71%        9.78%        8.67%       16.35%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


130 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.7%
  MUNICIPAL BONDS 96.7%
  LOUISIANA 93.6%
  Baton Rouge Public Improvement Sales Tax Revenue, Refunding, Series A-2, FSA Insured,
    5.00%, 8/01/37 ..............................................................................   $   3,000,000   $     2,862,210
  Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 .......................       1,900,000         1,901,026
  Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
    Project, MBIA Insured, 5.25%,
     5/01/21 ....................................................................................       1,505,000         1,533,550
     5/01/33 ....................................................................................       2,500,000         2,502,600
  De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
    5.65%, 12/01/21 .............................................................................       1,000,000           930,320
  De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
    9/01/29 .....................................................................................      11,500,000        11,915,150
  Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured,
    ETM, 7.20%, 8/01/10 .........................................................................       1,380,000         1,514,164
  East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
    6.10%, 10/01/29 .............................................................................         170,000           163,168
  East Baton Rouge Parish Park and Recreation District GO, FSA Insured, 5.00%, 5/01/25 ..........       3,325,000         3,257,270
  East Baton Rouge Parish Sales and Use Tax Revenue, Public Improvement, Series ST, FGIC
    Insured, Pre-Refunded, 5.00%, 2/01/20 .......................................................       1,000,000         1,063,530
  East Baton Rouge Parish Sales Tax Revenue, Public Improvement, Refunding, Series A, AMBAC
    Insured, 5.00%, 2/01/24 .....................................................................       2,000,000         1,896,640
  England District Sub-District No. 1 Revenue, FGIC Insured, 5.00%, 8/15/19 .....................       5,000,000         5,024,550
  Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A,
    AMBAC Insured, Pre-Refunded, 5.00%, 7/15/33 .................................................       5,000,000         5,333,300
  Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
    11/01/27 ....................................................................................       5,000,000         4,681,050
  Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, MBIA Insured,
    5.00%, 4/01/29 ..............................................................................       3,060,000         2,932,949
  Jefferson Parish West Jefferson Park and Community Center Revenue, MBIA Insured, 5.00%,
    10/01/29 ....................................................................................       2,925,000         2,802,004
  Jefferson Sales Tax District Special Sales Tax Revenue,
     Refunding, FSA Insured, 5.00%, 12/01/22 ....................................................       3,000,000         3,087,270
     Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 ...........................................       4,195,000         4,471,073
  Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 .......................       5,000,000         4,879,900
  Lafayette Public Power Authority Electric Revenue, MBIA Insured, 5.00%, 11/01/32 ..............       5,000,000         4,722,350
  Lafayette Public Trust Financing Authority Revenue, Ragin' Cajun Facilities Inc. Project,
    MBIA Insured, 5.00%, 10/01/22 ...............................................................       1,500,000         1,504,110
  Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ................          30,000            33,456
  Lafayette Utilities Revenue, MBIA Insured, 5.00%, 11/01/28 ....................................       5,000,000         4,800,550
  Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ............................          35,000            36,562
  Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%,
    4/01/29 .....................................................................................       2,200,000         2,170,630
  Louisiana HFA, SFMR, Home Ownership Program, GO Zone, Series B-1, GNMA Secured,
    5.00%,12/01/32 ..............................................................................       2,150,000         1,952,651
  Louisiana HFA Mortgage Revenue, SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 .................         475,000           479,954


                                                             Annual Report | 131

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  LOUISIANA (CONTINUED)
  Louisiana Local Government Environmental Facilities and CDA Revenue,
     Baton Rouge Apartments, Series A, MBIA Insured, 6.375%, 1/01/30 ............................   $   4,265,000   $     4,330,937
     Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 ...............       1,000,000         1,044,250
     Denham Springs Sewer Project, AMBAC Insured, 4.75%, 12/01/31 ...............................       3,000,000         2,659,920
     East Ascension Consolidated No. 1, Refunding, AMBAC Insured, 5.00%, 12/01/37 ...............       5,370,000         5,023,259
     East Ascension Consolidated No. 1, Refunding, AMBAC Insured, 5.00%, 12/01/44 ...............       8,870,000         8,120,751
     Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ............................       2,215,000         2,226,230
     Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27 ....................       5,000,000         4,791,500
     Livingston Parish Road, AMBAC Insured, 5.00%, 3/01/21 ......................................       4,040,000         4,082,380
     MBIA Insured, 5.00%, 12/01/26 ..............................................................       3,000,000         2,900,580
     Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 .........       2,000,000         2,015,720
     Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .........       2,000,000         2,012,480
     Southeastern Louisiana Student Housing, Series A, MBIA Insured, 5.00%, 8/01/27 .............       3,000,000         2,860,110
  Louisiana Local Government Environmental Facilities GO, AMBAC Insured, 5.25%, 4/01/29 .........       1,000,000           994,910
  Louisiana Public Facilities Authority Hospital Revenue,
     Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ............................         595,000           597,285
     Franciscan Missionaries, Series C, MBIA Insured, Pre-Refunded, 5.00%, 7/01/19 ..............       1,155,000         1,175,790
     Pendleton Memorial Methodist, Pre-Refunded, 5.25%, 6/01/28 .................................       4,500,000         4,574,295
     Touro Infirmary Project, Series A, 5.625%, 8/15/29 .........................................       6,000,000         5,384,160
  Louisiana Public Facilities Authority Revenue,
     Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31 ................       5,000,000         4,688,150
     Centenary College Project, Refunding, 5.75%, 2/01/29 .......................................       7,300,000         6,662,783
     Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ........................       1,540,000         1,549,533
     FHA Insured Mortgage, Baton Rouge General, MBIA Insured, 5.25%, 7/01/33 ....................       5,000,000         4,816,600
     Grambling University Project, Black and Gold Facilities Project, Series A, CIFG Insured,
      5.00%, 7/01/30 ............................................................................       5,000,000         4,423,550
     Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured, 6.40%, 7/20/20 ..................       1,810,000         1,812,498
     Ochsner Clinic Foundation Project, Refunding, Series B, ETM, 5.75%, 5/15/23 ................       2,500,000         2,683,900
     Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27 ................................       3,990,000         3,636,167
     Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 .....................       3,000,000         3,198,780
     Tulane University Project, Refunding, Series A-1, MBIA Insured, 5.00%, 2/15/30 .............       3,500,000         3,347,155
  Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
    AMBAC Insured, 5.00%, 6/01/23 ...............................................................       5,000,000         4,497,100
  Louisiana State Gas and Fuels Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 6/01/27 ..............................................................       3,500,000         3,353,665
     FSA Insured, 5.00%, 5/01/31 ................................................................      10,000,000         9,563,300
  Louisiana State GO, Match, Refunding, Series B, CIFG Insured, 5.00%,
     7/15/24 ....................................................................................       3,475,000         3,350,595
     7/15/25 ....................................................................................       2,765,000         2,615,165
  Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
     AMBAC Insured, 5.00%, 5/01/21 ..............................................................       2,500,000         2,466,650
     Series A, MBIA Insured, 5.375%, 3/01/19 ....................................................       3,000,000         3,053,970
  Louisiana State University and Agricultural and Mechanical College Board Revenue,
     AMBAC Insured, 5.00%, 7/01/22 ..............................................................       5,000,000         5,014,850
     Auxiliary, FGIC Insured, 5.00%, 7/01/31 ....................................................       3,000,000         2,746,080
     Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 .........................................       1,500,000         1,389,405


132 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  LOUISIANA (CONTINUED)
  Monroe Sales and Use Tax Revenue, FGIC Insured, Pre-Refunded, 5.25%, 7/01/23 ..................   $   1,535,000   $     1,677,325
  New Orleans GO,
     Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ..............................................       1,000,000           960,630
     Public Improvement, AMBAC Insured, 5.25%, 12/01/29 .........................................       1,485,000         1,286,693
     Public Improvement, FGIC Insured, 5.25%, 12/01/21 ..........................................       1,295,000         1,318,789
     Public Improvement, FGIC Insured, 5.125%, 12/01/26 .........................................       2,000,000         1,970,240
     Radian Insured, 5.125%, 12/01/30 ...........................................................      10,055,000         8,763,435
     Refunding, MBIA Insured, 5.125%, 9/01/21 ...................................................       2,000,000         2,022,740
  Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured, 5.95%,
    11/01/14 ....................................................................................         525,000           531,536
  Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%,
    9/01/20 .....................................................................................       1,000,000         1,002,430
  Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ......................       1,950,000         1,952,554
  Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
    FSA Insured, Pre-Refunded, 5.75%, 5/15/21 ...................................................       2,500,000         2,656,900
  Ouachita Parish West Ouachita Parish School District Sales and Use Tax Revenue, FGIC Insured,
    Pre-Refunded, 5.75%, 9/01/24 ................................................................       1,410,000         1,530,992
  Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
    ETM, 7.25%, 8/01/10 .........................................................................         445,000           467,423
  Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
    10/01/16 ....................................................................................       1,000,000         1,026,250
  St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%,
    9/01/10 .....................................................................................         435,000           482,380
  St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/31 ...............................................................       6,485,000         5,842,142
  St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ................       2,500,000         2,546,250
  St. John the Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/01/37 ............       4,000,000         3,482,840
  St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
     7/01/10 ....................................................................................          40,000            41,694
     7/01/11 ....................................................................................          50,000            56,387
  Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General
    Medical Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 ............................       2,155,000         2,180,386
  University of Louisiana System Board of Supervisors Lease Revenue,
     Lafayette Cajundome Convention Center Project, MBIA Insured, Pre-Refunded, 6.25%,
       9/01/29 ..................................................................................       1,200,000         1,287,204
     Northwestern State University Wellness, AMBAC Insured, 5.10%, 4/01/24 ......................       1,000,000         1,002,490
                                                                                                                    ----------------
                                                                                                                        252,206,150
                                                                                                                    ----------------

  U.S. TERRITORIES 3.1%
  PUERTO RICO 2.0%
  Puerto Rico Commonwealth GO, Public Improvement,
     MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .................................................       4,400,000         4,671,304
     Series A, 5.00%, 7/01/33 ...................................................................         615,000           555,794
                                                                                                                    ----------------
                                                                                                                          5,227,098
                                                                                                                    ----------------


                                                             Annual Report | 133

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 1.1%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding,
    Series A, 5.50%, 10/01/18 ...................................................................   $   3,000,000   $     3,020,550
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                         8,247,648
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $271,250,484) ...............................................                       260,453,798
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 1.9%
  MUNICIPAL BONDS 1.9%
  LOUISIANA 0.8%
a Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, ACES, Refunding, Daily VRDN and Put, 3.25%, 9/01/17 ............................       2,235,000         2,235,000
                                                                                                                    ----------------
  U.S. TERRITORY 1.1%
  PUERTO RICO 1.1%
a Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
    Weekly VRDN and Put, 9.00%, 7/01/32 .........................................................       3,000,000         3,000,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,235,000) ................................................                         5,235,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST  $276,485,484) 98.6% ..................................................                       265,688,798
  OTHER ASSETS, LESS LIABILITIES 1.4% ...........................................................                         3,710,678
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   269,399,476
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 164.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


134 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                  ----------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                                 2008 d       2007         2006         2005         2004 d
                                                                  ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................   $    11.84    $   11.77    $   11.80    $   11.93    $   11.78
                                                                  ----------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................................         0.48         0.49         0.51         0.51         0.52
   Net realized and unrealized gains (losses) .................        (1.03)        0.08        (0.03)       (0.13)        0.16
                                                                  ----------------------------------------------------------------
Total from investment operations ..............................        (0.55)        0.57         0.48         0.38         0.68
                                                                  ----------------------------------------------------------------
Less distributions from net investment income .................        (0.48)       (0.50)       (0.51)       (0.51)       (0.53)
                                                                  ----------------------------------------------------------------
Redemption fees ...............................................           -- e         -- e         -- e         -- e         --
                                                                  ----------------------------------------------------------------
Net asset value, end of year ..................................   $    10.81    $   11.84    $   11.77    $   11.80    $   11.93
                                                                  ================================================================

Total return c ................................................        (4.80)%       4.96%        4.11%        3.34%        5.89%

RATIOS TO AVERAGE NET ASSETS
Expenses ......................................................         0.67%        0.68%        0.69%        0.70%        0.70%
Net investment income .........................................         4.18%        4.21%        4.29%        4.40%        4.43%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................   $  417,427    $ 410,890    $ 369,205    $ 332,943    $ 340,237
Portfolio turnover rate .......................................        10.28%        7.84%        8.00%       12.03%       10.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 135

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                 --------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS C                                                               2008 d      2007         2006         2005         2004 d
                                                                 --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $   11.99    $  11.91    $   11.93    $   12.05    $   11.90
                                                                 --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...................................        0.43        0.43         0.45         0.46         0.46
   Net realized and unrealized gains (losses) ................       (1.05)       0.08        (0.03)       (0.13)        0.15
                                                                 --------------------------------------------------------------
Total from investment operations .............................       (0.62)       0.51         0.42         0.33         0.61
                                                                 --------------------------------------------------------------
Less distributions from net investment income ................       (0.42)      (0.43)       (0.44)       (0.45)       (0.46)
                                                                 --------------------------------------------------------------
Redemption fees ..............................................          -- e        -- e         -- e         -- e         --
                                                                 --------------------------------------------------------------
Net asset value, end of year .................................   $   10.95    $  11.99    $   11.91    $   11.93    $   12.05
                                                                 ==============================================================

Total return c ...............................................       (5.35)%      4.42%        3.57%        2.73%        5.33%

RATIOS TO AVERAGE NET ASSETS
Expenses .....................................................        1.22%       1.23%        1.24%        1.25%        1.28%
Net investment income ........................................        3.63%       3.66%        3.74%        3.85%        3.85%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................   $  82,927    $ 71,937    $  59,915    $  48,997    $  49,739
Portfolio turnover rate ......................................       10.28%       7.84%        8.00%       12.03%       10.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


136 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.1%
  MUNICIPAL BONDS 97.1%
  MARYLAND 81.3%
  Anne Arundel County GO, Refunding, 4.625%, 3/01/32 ............................................   $   2,000,000   $     1,882,540
  Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39 ......      25,095,000        22,326,771
  Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 .....................       1,000,000         1,002,300
  Baltimore GO, Consolidated Public Improvement,
     Series A, FSA Insured, Pre-Refunded, 5.25%, 10/15/17 .......................................       3,300,000         3,504,666
     Series B, 7.15%, 10/15/08 ..................................................................       1,000,000         1,028,300
  Baltimore Port Facilities Revenue, Consolidated Coal Sales, Refunding, Series A, 6.50%,
    10/01/11 ....................................................................................       1,850,000         1,932,677
  Baltimore Project Revenue,
     Wastewater Projects, FSA Insured, 5.00%, 7/01/37 ...........................................       7,000,000         6,790,000
     Wastewater Projects, Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/28 ..................       4,000,000         4,149,000
     Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31 ...............................       2,855,000         2,654,493
     Wastewater Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31 .................       2,145,000         2,309,607
     Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32 ...............................       2,120,000         1,965,685
     Water Projects, Refunding, FGIC Insured, 5.125%, 7/01/42 ...................................      11,740,000        10,892,842
     Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32 ....................................       5,000,000         4,636,050
     Water Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36 ......................       3,000,000         3,230,220
  Baltimore Revenue,
     Wastewater Project, Series A, FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 ...................       5,000,000         5,217,100
     Water Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 .........................      10,000,000        10,651,400
  Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,
     5.375%, 1/01/16 ............................................................................       2,000,000         2,023,560
     5.50%, 1/01/19 .............................................................................       1,000,000         1,003,280
     5.625%, 1/01/25 ............................................................................       2,000,000         1,912,900
  Harford County GO, Consolidated Public Improvement, 4.45%, 1/15/17 ............................       1,125,000         1,143,135
  Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 .....       1,565,000         1,570,039
  Maryland State CDA Department of Housing and CDR,
     Housing, Series A, 6.00%, 7/01/32 ..........................................................       4,000,000         4,013,520
     Residential, Series D, 5.25%, 9/01/29 ......................................................       3,180,000         2,950,468
     Series B, 5.35%, 9/01/30 ...................................................................         730,000           730,000
     SF Program, Second Series, 5.00%, 4/01/17 ..................................................       1,600,000         1,608,256
  Maryland State EDC Student Housing Revenue,
     University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30 ...       3,245,000         2,987,509
     University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35 ...       3,675,000         3,347,410
     University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/25 ......       2,500,000         2,396,625
     University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/28 ......       2,000,000         1,860,020
     University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/33 ......       9,370,000         8,504,306
  Maryland State EDC Utility Infrastructure Revenue, University College Park Project,
    AMBAC Insured, 5.00%, 7/01/19 ...............................................................       1,675,000         1,698,400
  Maryland State Energy Financing Administration Solid Waste Disposal Revenue,
    Limited Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 ............................       3,000,000         3,027,630
  Maryland State Health and Higher Educational Facilities Authority Revenue,
     Anne Arundel Health System, Series A, Pre-Refunded, 5.125%, 7/01/34 ........................       2,500,000         2,694,675
     Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ..................................       8,365,000         8,396,118
     Carroll County General Hospital, 6.00%, 7/01/26 ............................................       2,000,000         2,013,380
     Carroll County General Hospital, 5.80%, 7/01/32 ............................................       5,000,000         4,872,400
     Carroll Hospital Center, 5.00%, 7/01/40 ....................................................       6,790,000         5,723,834


                                                             Annual Report | 137

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MARYLAND (CONTINUED)
  Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
     Catholic Health Initiatives, Series A, 6.00%, 12/01/20 .....................................   $     715,000   $       745,409
     Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/20 ................................       2,205,000         2,367,707
     Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/24 ................................       2,025,000         2,169,869
     Charity Obligation Group, Series A, Pre-Refunded, 5.00%, 11/01/19 ..........................       1,515,000         1,573,615
     Charity Obligation Group, Series A, Pre-Refunded, 5.00%, 11/01/29 ..........................       2,250,000         2,337,053
     Doctors Community Hospital, Refunding, Series A, 5.00%, 7/01/20 ............................       5,000,000         4,830,050
     Doctors Community Hospital, Refunding, Series A, 5.00%, 7/01/29 ............................       5,000,000         4,402,500
     Edenwald, Series A, 5.40%, 1/01/31 .........................................................       1,000,000           860,440
     Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 .....................................      11,000,000        11,118,800
     Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37 ...............................       9,395,000         8,180,414
     Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 ...............................       5,000,000         5,278,450
     Johns Hopkins University Issue, Series A, 5.00%, 7/01/32 ...................................      29,000,000        28,008,490
     Lifebridge Health, Assured Guaranty, 5.00%, 7/01/34 ........................................      10,945,000        10,138,025
     Loyola College, Series A, 5.00%, 10/01/40 ..................................................       8,525,000         7,714,699
     Maryland Institute College of Art, 5.00%, 6/01/35 ..........................................       2,000,000         1,805,240
     Maryland Institute College of Art, 5.00%, 6/01/36 ..........................................       5,000,000         4,372,100
     Maryland Institute College of Art, 5.00%, 6/01/40 ..........................................       6,000,000         5,448,420
     Maryland Institute College of Art, Pre-Refunded, 5.625%, 6/01/36 ...........................       3,600,000         3,868,668
     Mercy Medical Center, Refunding, 5.625%, 7/01/31 ...........................................       5,500,000         5,042,235
     Mercy Medical Center, Series A, 5.00%, 7/01/37 .............................................      10,000,000         8,529,600
     North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/26 .......................................       1,000,000         1,090,060
     North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/31 .......................................       1,320,000         1,438,879
     Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27 .................         655,000           640,662
     Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34 .................       5,000,000         4,767,600
     Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured,
       5.00%, 7/01/38 ...........................................................................       6,200,000         5,875,740
     Peninsula Regional Medical Center, 5.00%, 7/01/36 ..........................................       7,000,000         6,084,120
     Roland Park Place Project, Refunding, 5.625%, 7/01/18 ......................................       2,500,000         2,471,875
     Roland Park Place Project, Refunding, 5.625%, 7/01/24 ......................................       2,680,000         2,512,473
     Union Hospital Cecil County Issue, 5.00%, 7/01/35 ..........................................       3,015,000         2,612,769
     University of Maryland Medical System, Pre-Refunded, 6.75%, 7/01/30 ........................      11,000,000        12,051,930
     University of Maryland Medical System, Series A, 5.00%, 7/01/41 ............................       2,500,000         2,176,375
     Washington County Hospital, 5.75%, 1/01/38 .................................................       2,500,000         2,303,250
     Western Maryland Health, Refunding, Series A, MBIA Insured, 4.75%, 7/01/36 .................      31,680,000        27,488,736
  Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project,
    AMBAC Insured, 5.00%, 7/01/28 ...............................................................       3,975,000         3,856,267
  Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%, 3/01/27 ........       8,000,000         7,770,720
  Maryland State Transportation Authority Transportation Facility Projects Revenue, FSA Insured,
    5.00%,
     7/01/27 ....................................................................................       5,890,000         5,860,727
     7/01/31 ....................................................................................       7,455,000         7,343,473
     7/01/32 ....................................................................................       7,165,000         7,045,631
     7/01/34 ....................................................................................       7,500,000         7,359,525
  Montgomery County GO, 4.75%, 4/01/22 ..........................................................       3,000,000         3,001,470
  Morgan State University Maryland and Auxiliary Facilities Fees Revenue, Series A,
    FGIC Insured, 5.00%, 7/01/32 ................................................................       6,450,000         6,169,747


138 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MARYLAND (CONTINUED)
  Prince George's County GO, Consolidated Public Improvement,
     4.40%, 9/15/22 .............................................................................   $  10,000,000   $     9,376,400
     MBIA Insured, Pre-Refunded, 5.00%, 4/15/18 .................................................       2,100,000         2,127,132
  Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B, MBIA Insured,
    4.75%, 6/30/30 ..............................................................................       4,000,000         3,603,440
  St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC Insured,
    Pre-Refunded, 5.55%, 9/01/30 ................................................................       2,000,000         2,127,400
  Westminster Education Facilities Revenue, McDaniel College Inc., Pre-Refunded, 5.50%,
     4/01/27 ....................................................................................         425,000           462,298
     4/01/32 ....................................................................................       1,500,000         1,631,640
                                                                                                                    ----------------
                                                                                                                        406,693,239
                                                                                                                    ----------------
  U.S. TERRITORIES 15.8%
  PUERTO RICO 14.4%
  Puerto Rico Commonwealth GO, Public Improvement,
     FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ..................................................       1,520,000         1,626,309
     FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .................................................       4,360,000         4,647,847
     Refunding, FSA Insured, 5.25%, 7/01/27 .....................................................       1,015,000         1,020,136
     Refunding, FSA Insured, 5.125%, 7/01/30 ....................................................       2,870,000         2,826,634
     Series A, 5.00%, 7/01/27 ...................................................................       6,250,000         5,612,312
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ..........................................       5,000,000         4,707,400
     Series D, Pre-Refunded, 5.25%, 7/01/38 .....................................................       5,000,000         5,366,600
     Series G, 5.00%, 7/01/33 ...................................................................       2,170,000         2,019,684
     Series G, Pre-Refunded, 5.00%, 7/01/33 .....................................................       4,830,000         5,186,068
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/31 ...............................................................       5,000,000         4,576,800
  Puerto Rico Electric Power Authority Power Revenue,
     Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 ..........................................      10,000,000         9,880,000
     Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 .......................................      10,780,000        11,475,418
     Series II, Pre-Refunded, 5.25%, 7/01/31 ....................................................       3,000,000         3,258,480
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
     Refunding, Series D, 5.25%, 7/01/36 ........................................................         520,000           494,967
     Refunding, Series N, 5.00%, 7/01/32 ........................................................       5,000,000         4,437,450
     Series D, Pre-Refunded, 5.25%, 7/01/36 .....................................................       1,480,000         1,591,592
  University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%, 6/01/30 ....       4,000,000         3,589,640
                                                                                                                    ----------------
                                                                                                                         72,317,337
                                                                                                                    ----------------
  VIRGIN ISLANDS 1.4%
  Virgin Islands PFAR,
     Gross Receipts Taxes Loan Note, FSA Insured, 5.00%, 10/01/22 ...............................       2,000,000         2,022,240
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .........................       1,700,000         1,711,645
     senior lien, Refunding, Series A, 5.50%, 10/01/14 ..........................................       3,300,000         3,348,609
                                                                                                                    ----------------
                                                                                                                          7,082,494
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                        79,399,831
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $511,116,577) ...............................................                       486,093,070
                                                                                                                    ----------------


                                                             Annual Report | 139

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 0.2%
  MUNICIPAL BONDS 0.2%
  MARYLAND 0.2%
a Community Development Administration MF, Development Revenue, Avalon Lea Apartments
   Project, Refunding, FNMA Insured, Weekly VRDN and Put, 2.87%, 6/15/26 ........................   $     700,000   $       700,000
a Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding, Series B, AMBAC Insured,
   Daily VRDN and Put, 10.00%, 7/01/34 ..........................................................         200,000           200,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $900,000) ..................................................                           900,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $512,016,577) 97.3% ...................................................                       486,993,070
  OTHER ASSETS, LESS LIABILITIES 2.7% ...........................................................                        13,360,976
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   500,354,046
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 164.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


140 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                    --------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2008 d       2007         2006         2005         2004 d
                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  12.37     $  12.31     $  12.32     $  12.44     $  12.23
                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.51         0.52         0.53         0.54         0.55
   Net realized and unrealized gains (losses) ...      (0.85)        0.06        (0.01)       (0.12)        0.21
                                                    --------------------------------------------------------------
Total from investment operations ................      (0.34)        0.58         0.52         0.42         0.76
                                                    --------------------------------------------------------------
Less distributions from net investment income ...      (0.51)       (0.52)       (0.53)       (0.54)       (0.55)
                                                    --------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e         --
                                                    --------------------------------------------------------------
Net asset value, end of year ....................   $  11.52     $  12.37     $  12.31     $  12.32     $  12.44
                                                    ==============================================================

Total return c ..................................      (2.86)%       4.85%        4.33%        3.49%        6.38%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.66%        0.66%        0.66%        0.67%        0.67%
Net investment income ...........................       4.24%        4.25%        4.31%        4.44%        4.50%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $622,913     $613,125     $562,235     $516,312     $499,238
Portfolio turnover rate .........................      16.11%       19.77%       15.32%       17.93%       25.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 141

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                    --------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2008 d       2007         2006         2005         2004 d
                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  12.45     $  12.39     $  12.39     $  12.50     $  12.29
                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.45         0.45         0.47         0.48         0.48
   Net realized and unrealized gains (losses) ...      (0.86)        0.06           -- e      (0.12)        0.21
                                                    --------------------------------------------------------------
Total from investment operations ................      (0.41)        0.51         0.47         0.36         0.69
                                                    --------------------------------------------------------------
Less distributions from net investment income ...      (0.44)       (0.45)       (0.47)       (0.47)       (0.48)
                                                    --------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e         --
                                                    --------------------------------------------------------------
Net asset value, end of year ....................   $  11.60     $  12.45     $  12.39     $  12.39     $  12.50
                                                    ==============================================================

Total return c ..................................      (3.45)%       4.25%        3.82%        2.98%        5.75%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.21%        1.21%        1.21%        1.22%        1.25%
Net investment income ...........................       3.69%        3.70%        3.76%        3.89%        3.92%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 71,563     $ 70,148     $ 68,807     $ 60,418     $ 60,208
Portfolio turnover rate .........................      16.11%       19.77%       15.32%       17.93%       25.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


142 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.1%
  MUNICIPAL BONDS 97.1%
  MISSOURI 84.1%
  Bi-State Development Agency Missouri Illinois Metropolitan District Revenue, Metrolink Cross
    County Project, Series B, FSA Insured, 5.00%, 10/01/32 ......................................   $   4,500,000   $     4,369,680
  Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
    10/20/22 ....................................................................................       1,515,000         1,567,601
  Cape Girardeau County IDA Health Care Facilities Revenue,
     Southeast Missouri Hospital Assn., 5.00%, 6/01/36 ..........................................       7,500,000         6,254,475
     St. Francis Medical Center, Series A, 5.50%, 6/01/27 .......................................       6,350,000         6,341,935
     St. Francis Medical Center, Series A, 5.50%, 6/01/32 .......................................       5,000,000         4,849,850
  Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
    5.30%, 5/15/28 ..............................................................................       6,875,000         6,887,100
  Curators of the University of Missouri System Facilities Revenue,
     Series A, 5.00%, 11/01/35 ..................................................................      22,395,000        21,299,437
     Series A, Pre-Refunded, 5.00%, 11/01/31 ....................................................      17,845,000        19,187,836
     System Facilities, Refunding, Series A, 5.00%, 11/01/25 ....................................      15,970,000        15,602,850
     System Facilities, Series A, 5.00%, 11/01/26 ...............................................       4,500,000         4,372,110
  Dunklin County COP, FGIC Insured, 5.00%, 12/01/24 .............................................       1,000,000           970,130
  Florissant COP, FGIC Insured, 5.00%, 8/01/22 ..................................................       1,285,000         1,291,489
  Grandview COP, FGIC Insured, 5.00%, 1/01/23 ...................................................       2,410,000         2,397,372
  Gravois Bluffs Transportation Development District Transportation Sales Tax Revenue, Refunding,
    4.75%, 5/01/32 ..............................................................................       5,000,000         4,109,000
  Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22 .............................       1,000,000           940,480
  Hickory County School District R-1 Skyline GO, Direct Deposit Program,
     6.05%, 3/01/20 .............................................................................         800,000           847,088
     Refunding, 6.05%, 3/01/20 ..................................................................         300,000           315,282
  Howard Bend Levee District Special Tax, Pre-Refunded,
     5.65%, 3/01/13 .............................................................................       1,000,000         1,040,830
     5.85%, 3/01/19 .............................................................................       4,000,000         4,171,120
  Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%,
    3/01/20 .....................................................................................       2,000,000         2,110,800
  Jackson County Reorganized School District No. 7 Lee's Summit GO, Direct Deposit, Refunding
    and Improvement, FSA Insured, 5.00%, 3/01/21 ................................................       5,700,000         6,017,889
  Jackson County Special Obligation Revenue,
     Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28 .............................       4,900,000         4,628,442
     MBIA Insured, 5.00%, 12/01/27 ..............................................................       3,105,000         3,024,953
  Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%,
    3/01/20 .....................................................................................       1,025,000         1,084,348
  Jefferson County Conservation Public Water Supply District No. C-1 Waterworks Revenue,
    AMBAC Insured, 5.00%, 12/01/26 ..............................................................       4,500,000         4,324,995
  Jefferson County Consolidated School District No. 006 Lease Participation COP, FSA Insured,
    5.00%, 3/01/25 ..............................................................................       1,050,000         1,052,447
  Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
     5.50%, 2/15/29 .............................................................................       2,000,000         1,886,120
     5.75%, 2/15/35 .............................................................................       2,500,000         2,397,600
  Kansas City IDAR, Kansas City Missouri IDA, AMBAC Insured,
     4.50%, 12/01/32 ............................................................................      10,000,000         8,599,800
     5.00%, 12/01/32 ............................................................................      15,000,000        13,765,650


                                                             Annual Report | 143

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MISSOURI (CONTINUED)
  Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town
    Center Project, MBIA Insured, 5.00%, 7/01/27 ................................................   $   1,730,000   $     1,692,130
  Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
     12/01/14 ...................................................................................         750,000           753,158
     12/01/26 ...................................................................................         800,000           731,272
  Lee's Summit IDAR, John Knox Village Project, Pre-Refunded, 5.70%, 8/15/22 ....................       1,500,000         1,650,165
  Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 .................       1,995,000         2,008,726
  Lincoln University Auxiliary System Revenue, Assured Guaranty, 5.125%, 6/01/37 ................       1,500,000         1,448,115
  Metropolitan St. Louis Sewer District Wastewater Systems Revenue, Series A, MBIA Insured,
    5.00%, 5/01/34 ..............................................................................      24,730,000        23,786,303
  Missouri Development Finance Board Cultural Facilities Revenue,
     Nelson Gallery Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 .........................       9,500,000         9,309,620
     Series B, 5.00%, 6/01/37 ...................................................................      22,435,000        21,438,437
  Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
     Plum Point Project, MBIA Insured, 5.00%, 1/01/28 ...........................................       5,235,000         4,865,043
     Plum Point Project, MBIA Insured, 5.00%, 1/01/34 ...........................................      34,945,000        31,963,493
     Series A, AMBAC Insured, 5.00%, 1/01/32 ....................................................      10,000,000         9,556,900
  Missouri School Board Assn. Lease COP, Republic R-3 School District Project, Refunding,
    FSA Insured, 6.00%, 3/01/16 .................................................................       2,220,000         2,223,574
  Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%,
    4/01/23 .....................................................................................       1,200,000         1,222,992
  Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A,
    5.125%, 5/01/26 .............................................................................       3,960,000         4,001,620
  Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
    Redevelopment Project, Series A, MBIA Insured, Pre-Refunded, 5.75%, 4/01/22 .................      10,000,000        10,604,200
  Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
    St. Louis Project, Series A, 5.40%, 9/01/18 .................................................       7,420,000         7,476,540
  Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
    Paper Product, 5.20%, 3/15/29 ...............................................................       3,000,000         2,874,180
  Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
    Assn., Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ..........................       2,100,000         2,105,334
  Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
    State Revolving Fund,
     Series A, 7.00%, 10/01/10 ..................................................................         375,000           376,125
     Series A, 6.55%, 7/01/14 ...................................................................         890,000           892,759
     Series A, 5.75%, 1/01/16 ...................................................................         150,000           150,369
     Series B, 7.125%, 12/01/10 .................................................................         170,000           170,604
     Series B, 5.80%, 1/01/15 ...................................................................         125,000           125,313
     Series B, 6.05%, 7/01/16 ...................................................................         485,000           486,310
     Series B, 7.20%, 7/01/16 ...................................................................         825,000           827,978
     Series B, 5.50%, 7/01/21 ...................................................................         710,000           726,174
     Series B, Pre-Refunded, 5.50%, 7/01/21 .....................................................         730,000           777,078
  Missouri State GO,
     State Water Pollution Control, Series A, 5.00%, 6/01/26 ....................................       3,785,000         3,780,231
     Stormwater Control, Series A, 5.00%, 6/01/26 ...............................................       1,895,000         1,892,612


144 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MISSOURI (CONTINUED)
  Missouri State HDC,
     MFHR, FHA Insured, 8.50%, 12/01/29 .........................................................   $      40,000   $        40,669
     SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ..............................          85,000            85,316
     SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ...............................................         205,000           205,826
  Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
     Maryville University of St. Louis Project, Pre-Refunded, 6.50%, 6/15/22 ....................       1,750,000         1,886,587
     Maryville University of St. Louis Project, Pre-Refunded, 6.75%, 6/15/30 ....................       4,500,000         4,875,840
     Washington University, Refunding, Series B, 5.00%, 3/01/30 .................................      14,000,000        13,816,040
     Washington University, Series A, 5.00%, 11/15/37 ...........................................       9,150,000         8,914,479
     Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 ..............................      13,550,000        14,516,792
     Webster University, MBIA Insured, 5.30%, 4/01/27 ...........................................       8,000,000         8,033,360
  Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
     Children's Mercy Hospital, Pre-Refunded, 5.30%, 5/15/28 ....................................      12,420,000        12,613,628
     Freeman Health Systems Project, 5.25%, 2/15/28 .............................................       2,750,000         2,520,622
     Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21 ........       4,585,000         4,294,128
     Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28 ........       4,900,000         4,404,561
     Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ........................................         260,000           260,455
     Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 .............................         330,000           331,056
     Lake Regional Health Systems Project, 5.60%, 2/15/25 .......................................       1,250,000         1,194,663
     Lake Regional Health Systems Project, 5.70%, 2/15/34 .......................................       2,750,000         2,553,595
     St. Luke's Episcopal, 5.00%, 12/01/34 ......................................................       7,500,000         6,534,450
     St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ..................       8,500,000         8,582,790
  Missouri State Health and Educational Facilities Authority Revenue,
     Educational Facilities, Washington University, Series A, 5.00%, 2/15/33 ....................      15,125,000        14,787,107
     Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/22 ...       2,900,000         2,733,221
     Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/27 ...       2,700,000         2,426,409
     Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%, 2/01/25 ...............       1,500,000         1,355,235
     Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%, 2/01/35 ..............       4,655,000         4,183,076
     SSM Healthcare System, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/28 ...............      16,385,000        17,620,593
  Missouri State Highways and Transportation Commission State Road Revenue, Series A,
    Pre-Refunded, 5.00%,
     2/01/21 ....................................................................................       5,000,000         5,324,050
     2/01/22 ....................................................................................       1,500,000         1,597,215
  Missouri State Housing Development Commission Revenue, SF, Homeowner Loan, Series C-1,
    GNMA Secured,
     5.90%, 9/01/25 .............................................................................       1,065,000         1,107,770
     5.95%, 3/01/28 .............................................................................         760,000           760,912
  Missouri State Housing Development Commission SFMR, Homeownership Loan Program,
    Series A-1, GNMA Secured, 4.75%, 9/01/32 ....................................................       2,500,000         2,135,850
  Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 .....................       1,920,000         1,990,541
  North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, FSA Insured,
     5.00%, 11/15/20 ............................................................................       1,000,000         1,016,770
     5.00%, 11/15/21 ............................................................................       1,000,000         1,013,770
     5.00%, 11/15/22 ............................................................................       1,000,000         1,006,330
     5.00%, 11/15/28 ............................................................................       1,965,000         1,922,713
     5.125%, 11/15/33 ...........................................................................       2,755,000         2,762,191
  Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ..........       1,600,000         1,610,944


                                                             Annual Report | 145

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MISSOURI (CONTINUED)
  Riverside IDA, IDR, Riverside Horizons Project, Series A, ACA Insured, 5.00%,
     5/01/20 ....................................................................................   $   1,500,000   $     1,436,610
     5/01/27 ....................................................................................       2,000,000         1,763,560
  Riverside-Quindaro Bend Levee District of Platte County Levee District Improvement Revenue,
    L-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27 ....................................       5,000,000         4,359,850
  Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
     5.625%, 8/15/18 ............................................................................       3,000,000         2,811,720
     5.70%, 8/15/28 .............................................................................       5,250,000         4,483,237
  Springfield Public Building Corp. Leasehold Revenue,
     Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24 .................................       2,600,000         2,580,214
     Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36 .......................       5,000,000         4,697,350
     Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.125%, 6/01/21 ...........       3,230,000         3,362,688
     Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/25 ............       3,645,000         3,795,101
  Springfield Public Utility Revenue, FGIC Insured, 4.75%, 8/01/34 ..............................       5,000,000         4,588,250
  Springfield School District No. R-12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ......       1,500,000         1,582,530
  St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A,
    MBIA Insured, 5.25%, 12/01/28 ...............................................................       1,000,000         1,005,640
  St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%,
    4/01/27 .....................................................................................       1,330,000         1,224,225
  St. Louis Airport Revenue,
     Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/26 ..........       5,000,000         5,270,000
     Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/31 ..........      18,835,000        19,999,191
     Lambert, Refunding, Series B, FSA Insured, 5.00%, 7/01/25 ..................................       9,420,000         8,734,883
  St. Louis County IDA, MFHR,
     Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ...................................       1,095,000         1,042,188
     South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 .................       1,250,000         1,257,438
  St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured,
    5.375%, 9/20/31 .............................................................................       3,310,000         3,277,198
  St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ......................       1,500,000         1,305,075
  St. Louis Municipal Finance Corp. Leasehold Revenue,
     Carnahan Courthouse, Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/15/27 .................       4,750,000         5,082,595
     City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ...............................       1,000,000         1,070,980
  St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured,
    5.00%,
     2/15/32 ....................................................................................       8,075,000         7,555,374
     2/15/37 ....................................................................................       7,800,000         7,205,016
  Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
     5.30%, 5/15/18 .............................................................................       3,000,000         2,939,670
     5.40%, 5/15/28 .............................................................................       1,500,000         1,355,760
  Taney County Reorganized School District GO, No. R-V Hollister, FSA Insured, Pre-Refunded,
    5.00%, 3/01/20 ..............................................................................       1,300,000         1,394,705
  University of Missouri Revenues, System Facilities, Refunding, Series B, 5.00%, 11/01/27 ......       7,865,000         7,864,449
  West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,
     5.50%, 11/15/12 ............................................................................       1,000,000           985,720
     5.60%, 11/15/17 ............................................................................       1,700,000         1,640,721
     5.65%, 11/15/22 ............................................................................       1,500,000         1,350,135
                                                                                                                    ----------------
                                                                                                                        583,667,691
                                                                                                                    ----------------


146 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 13.0%
  PUERTO RICO 12.3%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Pre-Refunded, 6.00%,
    7/01/26 .....................................................................................   $   2,785,000   $     2,978,697
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
     5.375%, 7/01/28 ............................................................................       1,975,000         1,923,650
     5.125%, 7/01/31 ............................................................................       5,000,000         4,698,650
     Pre-Refunded, 5.375%, 7/01/28 ..............................................................       1,025,000         1,099,036
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    Pre-Refunded, 5.50%, 7/01/36 ................................................................      11,750,000        13,109,827
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series M, 5.00%, 7/01/37 ........................................................       7,700,000         6,827,667
     Series D, Pre-Refunded, 5.375%, 7/01/36 ....................................................       2,500,000         2,695,750
     Series G, 5.00%, 7/01/42 ...................................................................         920,000           829,720
     Series G, Pre-Refunded, 5.00%, 7/01/42 .....................................................       1,580,000         1,696,478
  Puerto Rico Electric Power Authority Power Revenue,
     Series II, Pre-Refunded, 5.25%, 7/01/31 ....................................................      10,000,000        10,861,600
     Series NN, Pre-Refunded, 5.125%, 7/01/29 ...................................................       3,250,000         3,509,188
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ......       2,500,000         2,502,325
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
     Refunding, Series D, 5.375%, 7/01/33 .......................................................       2,150,000         2,096,121
     Series D, Pre-Refunded, 5.375%, 7/01/33 ....................................................       5,885,000         6,358,095
     Series I, 5.00%, 7/01/36 ...................................................................      14,450,000        13,054,274
     Series I, Pre-Refunded, 5.375%, 7/01/34 ....................................................      10,000,000        10,859,700
                                                                                                                    ----------------
                                                                                                                         85,100,778
                                                                                                                    ----------------

  VIRGIN ISLANDS 0.7%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 ............................................................................       2,500,000         2,540,975
     5.50%, 10/01/22 ............................................................................       2,500,000         2,455,675
                                                                                                                    ----------------
                                                                                                                          4,996,650
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                        90,097,428
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $687,386,692) ...............................................                       673,765,119
                                                                                                                    ----------------


                                                             Annual Report | 147

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 2.3%
  MUNICIPAL BONDS 2.3%
  MISSOURI 2.3%
a Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    St. Louis University, Series A, MBIA Insured, Daily VRDN and Put, 6.35%, 10/01/35 ...........   $     200,000   $       200,000
a Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Cox
    Health System, Refunding, AMBAC Insured, Daily VRDN and Put, 7.50%, 6/01/22 .................      16,100,000        16,100,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $16,300,000) ...............................................                        16,300,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $703,686,692) 99.4% ...................................................                       690,065,119
  OTHER ASSETS, LESS LIABILITIES 0.6% ...........................................................                         4,410,315
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   694,475,434
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 164.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


148 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                    --------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2008 d       2007         2006         2005         2004 d
                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  12.38     $  12.31     $  12.37     $  12.42     $  12.24
                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.50         0.51         0.53         0.54         0.55
   Net realized and unrealized gains (losses) ...      (0.92)        0.08        (0.06)       (0.05)        0.18
                                                    --------------------------------------------------------------
Total from investment operations ................      (0.42)        0.59         0.47         0.49         0.73
                                                    --------------------------------------------------------------
Less distributions from net investment income ...      (0.50)       (0.52)       (0.53)       (0.54)       (0.55)
                                                    --------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e         --
                                                    --------------------------------------------------------------
Net asset value, end of year ....................   $  11.46     $  12.38     $  12.31     $  12.37     $  12.42
                                                    ==============================================================

Total return c ..................................      (3.55)%       4.89%        3.86%        4.11%        6.10%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.65%        0.66%        0.66%        0.67%        0.67%
Net investment income ...........................       4.11%        4.15%        4.27%        4.42%        4.49%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $673,785     $626,783     $509,309     $428,204     $413,438
Portfolio turnover rate .........................      12.03%        9.79%        5.01%        8.15%        7.67%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 149

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                    --------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2008 d       2007         2006         2005         2004 d
                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  12.51     $  12.44     $  12.48     $  12.54     $  12.35
                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.44         0.45         0.46         0.47         0.48
   Net realized and unrealized gains (losses) ...      (0.94)        0.07        (0.04)       (0.06)        0.19
                                                    --------------------------------------------------------------
Total from investment operations ................      (0.50)        0.52         0.42         0.41         0.67
                                                    --------------------------------------------------------------
Less distributions from net investment income ...      (0.43)       (0.45)       (0.46)       (0.47)       (0.48)
                                                    --------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e         --
                                                    --------------------------------------------------------------
Net asset value, end of year ....................   $  11.58     $  12.51     $  12.44     $  12.48     $  12.54
                                                    ==============================================================

Total return c ..................................      (4.13)%       4.26%        3.42%        3.41%        5.52%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.20%        1.21%        1.21%        1.22%        1.25%
Net investment income ...........................       3.56%        3.60%        3.72%        3.87%        3.91%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $123,593     $117,566     $ 99,649     $ 83,343     $ 82,420
Portfolio turnover rate .........................      12.03%        9.79%        5.01%        8.15%        7.67%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


150 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.1%
  MUNICIPAL BONDS 97.1%
  NORTH CAROLINA 82.5%
  Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%, 10/01/38 .......   $   7,600,000   $     6,624,464
  Appalachian State University Revenue,
     Refunding, MBIA Insured, 5.00%, 7/15/30 ....................................................       2,000,000         1,937,080
     Teachers College Utility System, Refunding, MBIA Insured, 5.00%, 5/15/24 ...................       3,000,000         2,960,460
  Asheville Water System Revenue,
     FSA Insured, Pre-Refunded, 5.00%, 8/01/25 ..................................................       1,000,000         1,061,930
     MBIA Insured, 5.00%, 8/01/32 ...............................................................       2,110,000         2,026,571
  Broad River Water Authority Water System Revenue, MBIA Insured, Pre-Refunded, 5.375%,
    6/01/26 .....................................................................................       1,000,000         1,066,430
  Brunswick County Enterprise System Revenue, Series A, FSA Insured, 5.00%,
     4/01/27 ....................................................................................       1,500,000         1,490,820
     4/01/28 ....................................................................................       1,750,000         1,734,618
     4/01/31 ....................................................................................       6,320,000         6,151,003
  Buncombe County COP, MBIA Insured, 5.00%, 4/01/22 .............................................       1,000,000           996,960
  Buncombe County Metropolitan Sewer District Sewer System Revenue, FSA Insured,
    Pre-Refunded, 5.00%, 7/01/29 ................................................................       5,000,000         5,213,800
  Cary Combined Enterprise System Revenue, Refunding, Series 2007, 5.00%, 12/01/33 ..............       7,405,000         7,175,149
  Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ...........       5,115,000         5,222,927
  Charlotte Airport Revenue,
     Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
       7/01/32 ..................................................................................      21,680,000        20,145,056
     Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
       7/01/36 ..................................................................................      13,085,000        12,075,623
     Series A, MBIA Insured, 5.00%, 7/01/29 .....................................................       5,000,000         4,766,400
     Series A, MBIA Insured, 5.00%, 7/01/34 .....................................................      15,130,000        14,283,779
     Series B, MBIA Insured, 6.00%, 7/01/24 .....................................................       4,000,000         4,074,320
     Series B, MBIA Insured, 6.00%, 7/01/28 .....................................................       6,300,000         6,413,022
  Charlotte COP,
     Convention Facility Project, Pre-Refunded, 5.625%, 12/01/25 ................................       7,230,000         7,805,653
     Governmental Facilities Projects, Series G, 5.00%, 6/01/28 .................................       3,000,000         2,899,680
     Transit Projects, Phase II, Series E, 5.00%, 6/01/35 .......................................      11,000,000        10,390,050
  Charlotte GO, Series C, 5.00%, 7/01/27 ........................................................       2,010,000         2,016,834
  Charlotte Storm Water Fee Revenue,
     5.00%, 6/01/35 .............................................................................      10,000,000         9,653,100
     Refunding, 5.00%, 6/01/25 ..................................................................       1,000,000           994,210
  Charlotte Water and Sewer System Revenue,
     5.125%, 6/01/26 ............................................................................       6,000,000         6,048,360
     Pre-Refunded, 5.25%, 6/01/24 ...............................................................       3,000,000         3,131,250
     Pre-Refunded, 5.25%, 6/01/25 ...............................................................       3,950,000         4,201,773
  Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas
    HealthCare System,
     Refunding, Series A, 5.00%, 1/15/31 ........................................................       3,865,000         3,436,449
     Series A, FSA Insured, 5.00%, 1/15/23 ......................................................       7,780,000         7,675,203
     Series A, Pre-Refunded, 5.00%, 1/15/31 .....................................................       1,135,000         1,204,598
  Chatham County COP, AMBAC Insured, 5.00%, 6/01/34 .............................................       5,000,000         4,734,150
  Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
    Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .....................................       1,450,000         1,453,640


                                                             Annual Report | 151

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
  Cumberland County COP, Civic Center Project, Refunding, AMBAC Insured, 5.00%, 12/01/18 ........   $   3,000,000   $     3,046,620
  Cumberland County Finance Corp. Installment Payment Revenue,
    Detention Center and Mental Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ..............       5,000,000         5,405,200
  Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
    Pre-Refunded, 5.25%, 10/01/29 ...............................................................       5,250,000         5,507,460
  Dare County COP,
     AMBAC Insured, 5.125%, 6/01/21 .............................................................         650,000           666,900
     AMBAC Insured, 5.00%, 6/01/23 ..............................................................       3,000,000         2,974,530
     AMBAC Insured, 5.00%, 6/01/29 ..............................................................       5,295,000         5,126,301
     FGIC Insured, 5.00%, 6/01/23 ...............................................................       2,655,000         2,618,600
  Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 .........................       1,670,000         1,664,589
  Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ............................................       1,250,000         1,216,113
  Gastonia Combined Utilities System Revenue,
     FSA Insured, 5.00%, 5/01/25 ................................................................       1,000,000           995,380
     MBIA Insured, Pre-Refunded, 5.625%, 5/01/19 ................................................       1,000,000         1,069,600
  Greensboro Enterprise System Revenue, Series A, Pre-Refunded, 5.125%,
     6/01/21 ....................................................................................         390,000           419,172
     6/01/22 ....................................................................................         350,000           376,180
  Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ...........       1,320,000         1,305,150
  Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
     5.45%, 11/01/33 ............................................................................       4,000,000         3,235,880
     Refunding, 6.45%, 11/01/29 .................................................................       3,900,000         3,977,025
  Harnett County COP, FSA Insured, 5.125%, 12/01/23 .............................................       1,000,000         1,019,580
  Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ..........       1,000,000         1,016,310
  High Point Combined Enterprise System Revenue, FGIC Insured, 5.00%, 11/01/31 ..................      11,000,000        10,629,190
a Iredell County COP, Iredell County School Project, FSA Insured,
     5.125%, 6/01/27 ............................................................................       4,000,000         3,869,040
     5.00%, 6/01/28 .............................................................................       1,000,000           948,680
  Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 ...........................       3,000,000         3,016,890
  New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 ...........       5,000,000         5,056,800
  North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
     Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33 ...............       3,000,000         2,500,440
     Meredith College, AMBAC Insured, 4.875%, 6/01/24 ...........................................       1,000,000           989,420
  North Carolina Capital Facilities Finance Agency Revenue, Duke University Project,
     Refunding, Series A, 5.00%, 10/01/41 .......................................................      17,000,000        16,228,880
     Refunding, Series B, 4.75%, 7/01/42 ........................................................      10,000,000         8,651,900
     Series A, 5.00%, 10/01/39 ..................................................................       5,815,000         5,574,492
     Series A, Pre-Refunded, 5.25%, 7/01/42 .....................................................      10,000,000        10,816,600
  North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 6.50%, 1/01/18 ........................................................       3,000,000         3,313,740
     Refunding, Series A, 5.75%, 1/01/26 ........................................................      10,000,000        10,022,300
     Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21 .........................................      11,555,000        11,554,191
     Series D, 6.75%, 1/01/26 ...................................................................       5,000,000         5,150,850
  North Carolina HFA, SFR, Series AA, 6.25%, 3/01/17 ............................................         225,000           225,896


152 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
  North Carolina HFAR,
     MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ..........................   $   1,295,000   $     1,296,800
     MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 .....................................       1,245,000         1,244,016
     MF, Refunding, Series J, 5.45%, 7/01/17 ....................................................       1,840,000         1,859,927
     Refunding, Series F, 6.70%, 1/01/27 ........................................................       1,240,000         1,236,032
     SF, Refunding, Series DD, 6.20%, 9/01/27 ...................................................         690,000           691,794
     SF, Series JJ, 6.45%, 9/01/27 ..............................................................       1,250,000         1,255,038
     SFR, Series RR, 5.85%, 9/01/28 .............................................................       1,310,000         1,312,843
  North Carolina Medical Care Commission Health Care Facilities Revenue,
     Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ..................       1,000,000         1,013,020
     Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ..................       5,500,000         5,426,630
     Refunding, FGIC Insured, 5.00%, 1/01/33 ....................................................      12,805,000        12,074,859
     Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19 ........................         630,000           633,717
     Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29 ........................       1,220,000         1,146,678
     WakeMed Project, Series 2001, AMBAC Insured, 5.00%, 10/01/32 ...............................       4,205,000         3,891,349
  North Carolina Medical Care Commission Health System Revenue,
     Catholic Health East Project, Series C, AMBAC Insured, 5.00%, 11/15/18 .....................       2,500,000         2,538,900
     Mission Health Combination, Refunding, FSA Insured, 5.00%, 10/01/36 ........................       5,000,000         4,745,050
  North Carolina Medical Care Commission Hospital Revenue,
     Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12 ..................................       1,360,000         1,423,512
     Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 ........................       1,920,000         2,072,563
     Halifax Regional Medical Center Project, 5.00%, 8/15/24 ....................................       1,800,000         1,518,372
     Mission-St. Joseph's Health System Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/28 ...       3,230,000         3,313,399
     Mission-St. Joseph's Health System Project, Refunding, MBIA Insured, 5.125%, 10/01/28 ......       1,770,000         1,716,316
     Northeast Medical Center, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 .....................       1,580,000         1,699,685
     Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ......................................       2,780,000         2,811,831
     Southeastern Regional Medical Center, 6.25%, 6/01/29 .......................................       4,000,000         4,060,240
     Southeastern Regional Medical Center, 5.375%, 6/01/32 ......................................       3,500,000         3,260,040
     Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ...................       1,090,000         1,073,410
     Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ........................      10,825,000        11,060,768
  North Carolina Medical Care Commission Revenue,
     Betsy Johnson Project, FSA Insured, 5.125%, 10/01/32 .......................................       4,500,000         4,416,570
     Chatham Hospital Project, MBIA Insured, 5.25%, 2/01/31 .....................................       6,450,000         6,365,053
     Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/26 ...................................       7,110,000         6,965,951
     Novant Health Obligation Group, MBIA Insured, 5.00%, 11/01/39 ..............................       9,680,000         9,011,983
     Rowan Regional Medical Center, FSA Insured, 5.00%, 9/01/33 .................................      25,970,000        25,348,278
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, MBIA Insured,
     5.25%, 1/01/19 .............................................................................       5,000,000         5,076,150
     5.00%, 1/01/20 .............................................................................       2,000,000         2,043,640
  North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured,
    5.00%, 6/01/33 ..............................................................................       1,500,000         1,453,875
  North Carolina State GO, Public Improvement, Series A, 4.50%, 3/01/26 .........................       6,855,000         6,157,847
  Oak Island Enterprise System Revenue, Series A, MBIA Insured, 5.00%, 6/01/33 ..................       5,000,000         4,511,100


                                                             Annual Report | 153

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
  Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial
    Hospital Project, MBIA Insured, 5.00%,
     4/01/31 ....................................................................................   $   6,120,000   $     5,837,807
     10/01/34 ...................................................................................       6,000,000         5,679,360
  Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, MBIA Insured,
    5.00%, 6/01/33 ..............................................................................       7,500,000         7,118,250
  Pasquotank County COP, MBIA Insured, 5.00%, 6/01/25 ...........................................       1,400,000         1,349,740
  Piedmont Triad Airport Authority Airport Revenue, Series A, FSA Insured, Pre-Refunded,
    6.00%, 7/01/24 ..............................................................................       5,745,000         6,064,939
  Pitt County COP, School Facilities Project,
     Series A, FSA Insured, Pre-Refunded, 5.25%, 4/01/25 ........................................       1,670,000         1,769,983
     Series B, AMBAC Insured, 5.00%, 4/01/29 ....................................................       2,500,000         2,377,975
     Series B, FSA Insured, Pre-Refunded, 5.50%, 4/01/25 ........................................       1,000,000         1,064,870
  Raleigh Combined Enterprise System Revenue,
     5.00%, 3/01/31 .............................................................................      10,360,000        10,151,971
     Series A, 5.00%, 3/01/36 ...................................................................       6,000,000         5,789,760
  Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29 ..........................       6,070,000         5,848,627
  Raleigh-Durham Airport Authority Airport Revenue, Series A,
     AMBAC Insured, 5.00%, 5/01/30 ..............................................................      14,060,000        13,459,919
     FGIC Insured, 5.00%, 11/01/25 ..............................................................       6,480,000         6,316,380
     FGIC Insured, 5.00%, 11/01/31 ..............................................................       8,000,000         7,646,880
  Randolph County COP, FSA Insured, Pre-Refunded, 5.75%, 6/01/22 ................................       5,500,000         5,773,955
  Union County COP, AMBAC Insured, 5.00%, 6/01/30 ...............................................       5,000,000         4,748,650
  University of North Carolina at Ashville Revenue, General, Refunding, Series A, AMBAC Insured,
    5.00%, 6/01/27 ..............................................................................       1,200,000         1,156,812
  University of North Carolina at Charlotte Revenue, General, Series B, FSA Insured,
    5.00%, 4/01/32 ..............................................................................       5,000,000         4,856,700
  University of North Carolina at Wilmington COP, Student Housing Project, FGIC Insured, 5.00%,
     6/01/26 ....................................................................................       1,655,000         1,574,782
     6/01/27 ....................................................................................       1,740,000         1,651,243
     6/01/29 ....................................................................................       1,915,000         1,802,819
     6/01/37 ....................................................................................      11,350,000        10,590,798
  University of North Carolina Greensboro Revenue,
     Housing and Dining System, Series G, MBIA Insured, Pre-Refunded, 6.00%, 4/01/26 ............       2,040,000         2,192,755
     Series A, FSA Insured, 5.00%, 4/01/26 ......................................................       4,940,000         4,893,416
  University of North Carolina System Pool Revenue,
     AMBAC Insured, 5.00%, 4/01/29 ..............................................................       2,500,000         2,423,900
     Series A, AMBAC Insured, 5.00%, 4/01/27 ....................................................       1,430,000         1,378,849
     Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27 ......................................         670,000           717,664
     Series A, MBIA Insured, 5.00%, 10/01/33 ....................................................       6,250,000         5,972,000
  University of North Carolina University Revenues,
     5.00%, 12/01/28 ............................................................................       1,000,000           987,210
     General, Refunding, Series A, 5.00%, 12/01/34 ..............................................      11,460,000        11,178,542
     Series A, 5.00%, 12/01/25 ..................................................................       4,000,000         4,016,280
  University of North Carolina Chapel Hill, Refunding, 5.00%, 12/01/31 ..........................       9,000,000         8,827,650
  Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
    Refunding, 5.375%, 2/01/17 ..................................................................       8,000,000         8,248,320


154 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
  Wilkes County COP,
     MBIA Insured, 5.00%, 6/01/31 ...............................................................   $   4,295,000   $     4,079,606
     MBIA Insured, 5.00%, 6/01/36 ...............................................................       6,085,000         5,675,540
     Public Improvements Project, FSA Insured, 5.375%, 12/01/20 .................................       1,000,000         1,029,040
  Wilmington COP,
     AMBAC Insured, 5.00%, 9/01/29 ..............................................................       1,000,000           963,020
     Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32 .........................................       5,310,000         5,017,472
  Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%,
     6/01/28 ....................................................................................         700,000           672,385
     6/01/33 ....................................................................................       1,000,000           949,100
  Wilmington Water and Sewer System Revenue, Refunding, FSA Insured, 5.00%, 6/01/34 .............       8,565,000         8,392,672
  Winston-Salem Water and Sewer System Revenue,
     Pre-Refunded, 5.125%, 6/01/20 ..............................................................       2,500,000         2,687,000
     Refunding, Series A, 5.00%, 6/01/32 ........................................................       7,590,000         7,371,408
                                                                                                                    ----------------
                                                                                                                        657,288,546
                                                                                                                    ----------------
  U.S. TERRITORIES 14.6%
  PUERTO RICO 14.2%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
    Refunding, 5.50%, 5/15/39 ...................................................................       7,000,000         6,526,870
  Puerto Rico Commonwealth GO,
     Public Improvement, FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .............................       4,805,000         5,122,226
     Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ................................       3,445,000         3,392,946
     Public Improvement, Series A, 5.375%, 7/01/28 ..............................................       4,925,000         4,796,950
     Public Improvement, Series A, 5.125%, 7/01/31 ..............................................       3,265,000         3,068,218
     Public Improvement, Series A, Pre-Refunded, 5.375%, 7/01/28 ................................       2,405,000         2,578,713
     Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 ................................       1,000,000         1,064,390
     Series A, 5.00%, 7/01/26 ...................................................................       8,050,000         7,255,948
     Series A, 5.25%, 7/01/37 ...................................................................       5,000,000         4,680,800
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 7/01/38 ..........................................          85,000            78,758
     Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ...........................................       3,060,000         2,975,850
     Refunding, Series H, 5.00%, 7/01/35 ........................................................       1,490,000         1,369,444
     Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/38 .......................................       1,915,000         1,950,427
     Series D, Pre-Refunded, 5.375%, 7/01/36 ....................................................       5,000,000         5,391,500
     Series D, Pre-Refunded, 5.25%, 7/01/38 .....................................................       3,000,000         3,219,960
     Series H, Pre-Refunded, 5.00%, 7/01/35 .....................................................       2,790,000         2,995,679
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/31 ...............................................................       8,000,000         7,322,880
  Puerto Rico Electric Power Authority Power Revenue,
     Series II, Pre-Refunded, 5.25%, 7/01/31 ....................................................       6,000,000         6,516,960
     Series NN, MBIA Insured, Pre-Refunded, 5.00%, 7/01/32 ......................................       5,000,000         5,381,200
     Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ......................................       3,000,000         3,238,020
     Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 ......................................       1,000,000         1,079,340
     Series TT, 5.00%, 7/01/32 ..................................................................      10,100,000         9,218,977


                                                             Annual Report | 155

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
     Refunding, Series D, 5.375%, 7/01/33 .......................................................   $   1,790,000   $     1,745,143
     Refunding, Series N, 5.00%, 7/01/32 ........................................................      10,000,000         8,874,900
     Series D, Pre-Refunded, 5.375%, 7/01/33 ....................................................       5,210,000         5,628,832
     Series I, 5.00%, 7/01/36 ...................................................................       2,405,000         2,172,701
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    Pre-Refunded, 5.70%, 8/01/25 ................................................................       5,000,000         5,264,250
                                                                                                                    ----------------
                                                                                                                        112,911,882
                                                                                                                    ----------------
  VIRGIN ISLANDS 0.4%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
     5.50%, 10/01/18 ............................................................................       2,000,000         2,013,700
     5.625%, 10/01/25 ...........................................................................       1,575,000         1,532,963
                                                                                                                    ----------------
                                                                                                                          3,546,663
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                       116,458,545
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $801,324,303) ...............................................                       773,747,091
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 1.8%
  MUNICIPAL BONDS 1.8%
  NORTH CAROLINA 0.9%
b Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
    System, Refunding, Series B, Daily VRDN and Put, 3.50%, 1/15/26 .............................         600,000           600,000
b North Carolina State GO, Series G, Weekly VRDN and Put, 2.85%, 5/01/21 ........................       6,800,000         6,800,000
                                                                                                                    ----------------
                                                                                                                          7,400,000
                                                                                                                    ----------------
  U.S. TERRITORY 0.9%
  PUERTO RICO 0.9%
b Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
    Weekly VRDN and Put, 9.00%, 7/01/32 .........................................................       7,100,000         7,100,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $14,500,000) ...............................................                        14,500,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $815,824,303) 98.9% ...................................................                       788,247,091
  OTHER ASSETS, LESS LIABILITIES 1.1% ...........................................................                         9,130,063
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   797,377,154
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 164.

a A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


156 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS A                                                     2008 d       2007         2006         2005         2004 d
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  11.85     $  11.85     $  11.91     $  11.94     $  11.64
                                                        --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................       0.49         0.50         0.51         0.52         0.52
   Net realized and unrealized gains (losses) .......      (0.73)          -- e      (0.06)       (0.04)        0.30
                                                        --------------------------------------------------------------
Total from investment operations ....................      (0.24)        0.50         0.45         0.48         0.82
                                                        --------------------------------------------------------------
Less distributions from net investment income .......      (0.49)       (0.50)       (0.51)       (0.51)       (0.52)
                                                        --------------------------------------------------------------
Redemption fees .....................................         -- e         -- e         -- e         -- e         --
                                                        --------------------------------------------------------------
Net asset value, end of year ........................   $  11.12     $  11.85     $  11.85     $  11.91     $  11.94
                                                        ==============================================================

Total return c ......................................      (2.13)%       4.37%        3.88%        4.18%        7.20%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................       0.66%        0.66%        0.67%        0.67%        0.68%
Net investment income ...............................       4.18%        4.25%        4.27%        4.42%        4.44%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $494,276     $493,441     $473,956     $438,871     $441,916
Portfolio turnover rate .............................      18.28%        8.51%        5.80%        5.85%        7.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 157

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS C                                                     2008 d       2007         2006         2005         2004 d
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  11.97     $  11.96     $  12.02     $  12.04     $  11.74
                                                        --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................       0.43         0.44         0.45         0.46         0.45
   Net realized and unrealized gains (losses) .......      (0.74)        0.01        (0.06)       (0.03)        0.30
                                                        --------------------------------------------------------------
Total from investment operations ....................      (0.31)        0.45         0.39         0.43         0.75
                                                        --------------------------------------------------------------
Less distributions from net investment income .......      (0.42)       (0.44)       (0.45)       (0.45)       (0.45)
                                                        --------------------------------------------------------------
Redemption fees .....................................         -- e         -- e         -- e         -- e         --
                                                        --------------------------------------------------------------
Net asset value, end of year ........................   $  11.24     $  11.97     $  11.96     $  12.02     $  12.04
                                                        ==============================================================

Total return c ......................................      (2.65)%       3.84%        3.27%        3.66%        6.54%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................       1.21%        1.20%        1.22%        1.22%        1.25%
Net investment income ...............................       3.63%        3.71%        3.72%        3.87%        3.87%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 60,372     $ 56,793     $ 51,461     $ 43,661     $ 43,009
Portfolio turnover rate .............................      18.28%        8.51%        5.80%        5.85%        7.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


158 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.2%
  MUNICIPAL BONDS 96.2%
  VIRGINIA 77.5%
  Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%,
     7/01/28 ....................................................................................     $  5,000,000     $  4,858,150
  Alexandria IDA Educational Facilities Revenue, Episcopal High School, Pre-Refunded, 5.875%,
     1/01/29 ....................................................................................        2,500,000        2,594,725
  Arlington County GO, Public Improvement, Pre-Refunded, 5.00%, 2/01/22 .........................        2,060,000        2,193,509
a Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
        6.30%, 12/01/25 .........................................................................        2,000,000        1,798,880
        Series A, 6.55%, 12/01/25 ...............................................................        5,000,000        4,620,250
  Bristol Utility System Revenue, ETM, 5.00%, 7/15/21 ...........................................        1,245,000        1,275,764
  Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 .............................        1,000,000          983,610
  Charlotte County IDA, Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37 ........        2,500,000        2,157,425
  Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
        7/15/19 .................................................................................        3,045,000        3,097,191
        7/15/32 .................................................................................        8,000,000        8,027,280
  Dinwiddie County IDA Lease Revenue, Refunding, Series B, MBIA Insured, 5.00%,
        2/15/30 .................................................................................        1,410,000        1,348,425
        2/15/34 .................................................................................        3,155,000        2,988,258
  Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 .......        8,000,000        8,056,320
  Fairfax County IDAR, Health Care, Inova Health System Project, Refunding, Series A, 5.00%,
        8/15/18 .................................................................................        2,100,000        2,109,156
        8/15/25 .................................................................................        5,000,000        4,836,000
  Fairfax County Redevelopment and Housing Authority MFHR, Paul Spring Center, Refunding,
     Series A, FHA Insured,
        5.90%, 6/15/17 ..........................................................................          960,000          972,643
        6.00%, 12/15/28 .........................................................................        1,000,000        1,008,430
  Fairfax County Water Authority Water Revenue,
        Pre-Refunded, 5.00%, 4/01/27 ............................................................        2,830,000        3,020,742
        Refunding, 5.00%, 4/01/27 ...............................................................       11,420,000       11,448,778
  Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series B,
     FSA Insured, 5.00%,
        4/01/29 .................................................................................        7,115,000        6,898,419
        4/01/35 .................................................................................        6,000,000        5,750,880
  Gloucester County IDA Lease Revenue, Courthouse Project, MBIA Insured, Pre-Refunded, 5.50%,
     11/01/30 ...................................................................................        1,715,000        1,844,911
  Greater Richmond Convention Center Authority Hotel Tax Revenue,
        Convention Center Expansion Project, Pre-Refunded, 6.125%, 6/15/29 ......................        8,000,000        8,652,160
        Convention Center Expansion Project, Pre-Refunded, 6.25%, 6/15/32 .......................        8,175,000        8,863,825
        Refunding, MBIA Insured, 5.00%, 6/15/30 .................................................       17,555,000       16,671,808
  Hampton Convention Center Revenue, Refunding, AMBAC Insured,
        5.25%, 1/15/23 ..........................................................................        3,000,000        3,030,540
        5.125%, 1/15/28 .........................................................................        2,605,000        2,543,001
        5.00%, 1/15/35 ..........................................................................        8,600,000        8,243,960
  Hampton Redevelopment and Housing Authority Senior Living Assn. Revenue, Refunding,
     Series A, GNMA Secured, 6.00%, 1/20/26 .....................................................        1,060,000        1,089,532
  Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured, 5.00%,
     7/01/28 ....................................................................................       10,000,000        9,774,700
  Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 .................................................        1,000,000        1,044,480


                                                             Annual Report | 159

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  VIRGINIA (CONTINUED)
  Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%,
        8/15/42 .................................................................................     $  9,595,000     $  8,751,408
        8/15/46 .................................................................................       15,000,000       13,531,500
  Isle Wight County IDA Environmental Improvement Revenue, International Paper Co. Project,
     Series A, 6.60%, 5/01/24 ...................................................................        2,000,000        2,007,680
  Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 .............        4,155,000        4,176,066
  King George County IDA Lease Revenue, FSA Insured, 5.00%, 3/01/32 .............................        3,595,000        3,516,341
  Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded, 6.10%,
     6/01/32 ....................................................................................        1,500,000        1,676,580
  Loudoun County Sanitation Authority Water and Sewer Revenue, 5.00%, 1/01/33 ...................       10,060,000        9,766,852
  Manassas Park GO, Series A, CIFG Insured, 5.00%, 4/01/29 ......................................        5,545,000        5,341,942
  Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ......        1,000,000          971,450
  Middlesex County IDA Lease Revenue, School Facilities Project, MBIA Insured, Pre-Refunded,
        5.875%, 8/01/21 .........................................................................        1,420,000        1,514,402
        6.10%, 8/01/26 ..........................................................................        1,725,000        1,845,008
  Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.50%,
     1/15/22 ....................................................................................        1,000,000        1,077,770
  Newport News EDA, EDR, Series A, 5.00%, 1/15/31 ...............................................        6,000,000        5,809,020
  Newport News IDA Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
     6.25%, 8/01/36 .............................................................................        2,950,000        2,976,108
  Newport News Water Revenue, FSA Insured, 5.00%, 6/01/37 .......................................        2,345,000        2,271,297
  Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ....................        1,440,000        1,337,285
  Norfolk GO, Capital Improvements, Series B, FSA Insured, Pre-Refunded, 5.00%, 7/01/22 .........        1,720,000        1,836,100
  Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 ..........................................        5,000,000        5,012,900
  Northwestern Regional Jail Authority Jail Facilities Revenue, MBIA Insured, 5.00%, 7/01/33 ....        4,350,000        4,157,252
  Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, Pre-Refunded,
     5.00%, 2/01/34 .............................................................................        1,000,000        1,073,630
  Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
     Refunding, FHA Insured, 8.70%, 8/01/23 .....................................................           50,000           53,951
  Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33 ......        1,000,000        1,004,760
  Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
     AMBAC Insured, 6.00%, 12/01/33 .............................................................        2,080,000        2,097,118
  Prince William County Service Authority Water and Sewer System Revenue,
        FGIC Insured, 5.50%, 7/01/29 ............................................................        5,000,000        5,246,100
        Refunding, 5.00%, 7/01/32 ...............................................................        7,045,000        6,851,262
  Richmond GO, FGIC Insured, 5.00%, 7/15/19 .....................................................        3,690,000        3,732,989
  Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 .......        4,400,000        4,438,456
  Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
     8/01/22 ....................................................................................        2,000,000        2,008,600
  Richmond Public Utility Revenue,
        FSA Insured, 5.00%, 1/15/35 .............................................................        3,500,000        3,428,845
        FSA Insured, Pre-Refunded, 5.00%, 1/15/33 ...............................................        8,500,000        9,044,850
        Refunding, FSA Insured, 5.00%, 1/15/37 ..................................................        6,785,000        6,723,121
  Riverside Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%,
        7/01/28 .................................................................................        7,000,000        6,681,430
        7/01/32 .................................................................................       22,000,000       20,786,260


160 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  VIRGINIA (CONTINUED)
  Stafford County and Staunton IDAR, Virginia Municipal League Assn. Counties Program,
        Series A, MBIA Insured, 5.25%, 8/01/31 ..................................................     $  5,000,000     $  5,016,600
        Series C, MBIA Insured, 5.00%, 8/01/35 ..................................................        7,735,000        7,411,986
        XLCA Insured, 5.00%, 8/01/37 ............................................................        3,985,000        3,517,002
  Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligation, 5.25%,
     6/15/37 ....................................................................................        5,000,000        4,518,350
  University of Virginia Revenue, General,
        5.00%, 6/01/37 ..........................................................................        5,000,000        4,850,150
        Series B, 5.00%, 6/01/33 ................................................................       14,000,000       13,801,340
  Virginia Beach Development Authority Public Facility Revenue, 5.00%, 7/15/27 ..................        5,635,000        5,511,593
  Virginia Beach Water and Sewer Revenue, Pre-Refunded, 5.25%, 8/01/21 ..........................        1,865,000        1,969,198
  Virginia College Building Authority Educational Facilities Revenue,
        21st Century College Program, Pre-Refunded, 5.00%, 2/01/21 ..............................        1,000,000        1,050,390
        Hampton University Project, Pre-Refunded, 6.00%, 4/01/20 ................................        1,500,000        1,610,730
        Regent University Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/21 .................        5,000,000        5,345,000
        Regent University Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/31 .................        4,050,000        4,329,450
  Virginia Commonwealth Transportation Board Transportation Revenue,
        Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 ...........        8,920,000        8,864,964
        U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/24 ......        2,000,000        2,119,020
        U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/26 ......       10,000,000       10,595,100
  Virginia Port Authority Port Facility Revenue, MBIA Insured, 4.75%, 7/01/28 ...................        1,500,000        1,362,480
  Virginia State HDA, MFHR,
        Series C, 5.30%, 11/01/16 ...............................................................        1,000,000        1,016,500
        Series H, 5.55%, 5/01/15 ................................................................        1,000,000        1,016,380
  Virginia State HDA Rental Housing Revenue,
        Series J, 5.80%, 2/01/19 ................................................................        2,000,000        2,016,160
        Series L, 5.75%, 2/01/15 ................................................................        1,000,000        1,020,520
  Virginia State Public School Authority GO, School Financing,
        Series A, 5.00%, 8/01/20 ................................................................        3,000,000        3,081,150
        Series A, 5.00%, 8/01/21 ................................................................        4,000,000        4,100,520
        Series C, 5.00%, 8/01/22 ................................................................        2,000,000        2,031,120
        Series C, 5.00%, 8/01/26 ................................................................       10,925,000       10,955,262
  Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A, 5.00%,
     8/01/27 ....................................................................................        3,000,000        2,912,820
  Virginia State Resources Authority Infrastructure Revenue,
        Senior Series A, 5.00%, 11/01/31 ........................................................        5,000,000        4,904,450
        Senior Series A, 5.00%, 11/01/36 ........................................................        4,915,000        4,776,151
        Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33 .......................        5,000,000        4,928,550
        Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32 .....................        2,505,000        2,452,696
  Virginia State Resources Authority Water and Sewer System Revenue,
        Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ...................................        1,610,000        1,644,969
        Tuckahoe Service District Project, 5.00%, 11/01/35 ......................................        2,000,000        1,933,000
  Winchester IDA Hospital Revenue, Valley Health System Obligated, 5.25%, 1/01/37 ...............        5,000,000        4,662,950
  York County Sewer Revenue, Pre-Refunded, 5.875%,
        6/01/24 .................................................................................          500,000          525,665
        6/01/29 .................................................................................        1,500,000        1,576,995
                                                                                                                       -------------
                                                                                                                        429,981,296
                                                                                                                       -------------


                                                             Annual Report | 161

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  DISTRICT OF COLUMBIA 3.9%
  Metropolitan Washington D.C. Airports Authority Airport System Revenue,
        Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 ......................................     $  1,000,000     $    922,070
        Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .......................................       10,000,000        9,152,200
        Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32 ...................................        6,655,000        7,183,806
  Metropolitan Washington D.C. Airports Authority General Airport Revenue, Refunding, Series A,
     FGIC Insured, 5.00%, 10/01/27 ..............................................................        5,000,000        4,467,850
                                                                                                                       -------------
                                                                                                                         21,725,926
                                                                                                                       -------------
  U.S. TERRITORIES 14.8%
  PUERTO RICO 14.2%
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
        5.00%, 7/01/29 ..........................................................................        8,000,000        7,303,600
        5.125%, 7/01/31 .........................................................................        3,315,000        3,115,205
        5.00%, 7/01/33 ..........................................................................          900,000          813,357
        FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ..............................................       10,000,000       10,695,800
        Pre-Refunded, 5.125%, 7/01/31 ...........................................................        1,685,000        1,793,497
        Pre-Refunded, 5.00%, 7/01/33 ............................................................        1,100,000        1,181,092
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
     Pre-Refunded, 5.50%, 7/01/36 ...............................................................        4,500,000        5,020,785
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
        Series D, Pre-Refunded, 5.375%, 7/01/36 .................................................        5,000,000        5,391,500
        Series D, Pre-Refunded, 5.25%, 7/01/38 ..................................................        3,000,000        3,219,960
        Series G, 5.00%, 7/01/33 ................................................................        1,695,000        1,577,587
        Series G, Pre-Refunded, 5.00%, 7/01/33 ..................................................        3,305,000        3,548,645
  Puerto Rico Electric Power Authority Power Revenue,
        Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ....................................        5,910,000        6,291,254
        Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ...................................        5,000,000        5,396,700
        Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 ...................................        1,000,000        1,079,340
        Series TT, 5.00%, 7/01/32 ...............................................................       10,000,000        9,127,700
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ...........        2,580,000        2,508,070
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
        Refunding, Series D, 5.375%, 7/01/33 ....................................................        1,315,000        1,282,046
        Refunding, Series N, 5.00%, 7/01/32 .....................................................        5,000,000        4,437,450
        Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................        3,685,000        3,981,237
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, Pre-Refunded,
     5.70%, 8/01/25 .............................................................................        1,000,000        1,052,850
                                                                                                                       -------------
                                                                                                                         78,817,675
                                                                                                                       -------------
  VIRGIN ISLANDS 0.6%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
        10/01/15 ................................................................................        1,500,000        1,520,820
        10/01/18 ................................................................................        1,500,000        1,510,275
                                                                                                                       -------------
                                                                                                                          3,031,095
                                                                                                                       -------------
  TOTAL U.S. TERRITORIES ........................................................................                        81,848,770
                                                                                                                       -------------
  TOTAL LONG TERM INVESTMENTS (COST $543,568,173) ...............................................                       533,555,992
                                                                                                                       -------------


162 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 3.0%
  MUNICIPAL BONDS 3.0%
  VIRGINIA 2.0%
b Lexington IDA Educational Facilities Revenue, VMI Development Board Inc. Project, Refunding,
     Daily VRDN and Put, 3.50%, 12/01/36 ........................................................     $    100,000     $    100,000
b Roanoke IDA Hospital Revenue, Carilion Health System, Refunding,
        Series C-1, FSA Insured, Daily VRDN and Put, 3.45%, 7/01/27 .............................        1,000,000        1,000,000
        Series C-2, FSA Insured, Daily VRDN and Put, 3.50%, 7/01/27 .............................          515,000          515,000
b Virginia College Building Authority Educational Facilities Revenue, 21st Century
     College Program, Series C, Daily VRDN and Put, 3.50%, 2/01/26 ..............................          300,000          300,000
b Virginia Commonwealth University Revenue, General, Series B, AMBAC Insured, Daily VRDN and
     Put, 4.50%, 11/01/30 .......................................................................        9,100,000        9,100,000
                                                                                                                       -------------
                                                                                                                         11,015,000
                                                                                                                       -------------
  U.S. TERRITORY 1.0%
  PUERTO RICO 1.0%
b Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured, Weekly
     VRDN and Put, 9.00%, 7/01/32 ...............................................................        5,800,000        5,800,000
                                                                                                                       -------------
  TOTAL SHORT TERM INVESTMENTS (COST $16,815,000) ...............................................                        16,815,000
                                                                                                                       -------------
  TOTAL INVESTMENTS (COST $560,383,173) 99.2% ...................................................                       550,370,992
  OTHER ASSETS, LESS LIABILITIES 0.8% ...........................................................                         4,277,113
                                                                                                                       -------------
  NET ASSETS 100.0% .............................................................................                      $554,648,105
                                                                                                                       =============

See Selected Portfolio Abbreviations on page 164.

a The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 163

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

SELECTED PORTFOLIO ABBREVIATIONS

ACA   - American Capital Access Holdings Inc.
ACES  - Adjustable Convertible Exempt Security
AMBAC - American Municipal Bond Assurance Corp.
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CDR   - Community Development Revenue
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
CRDA  - Community Redevelopment Authority/Agency
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDB   - Industrial Development Bond/Board
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MF    - Multi-Family
MFH   - Multi-Family Housing
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
PBA   - Public Building Authority
PCFA  - Pollution Control Financing Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
SF    - Single Family
SFHR  - Single Family Housing Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
SFR   - Single Family Revenue
VHA   - Volunteer Hospital of America
XLCA  - XL Capital Assurance


164 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2008

                                                                              -----------------------------------------------------
                                                                                  FRANKLIN          FRANKLIN          FRANKLIN
                                                                              ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE
                                                                                 INCOME FUND       INCOME FUND       INCOME FUND
                                                                              -----------------------------------------------------
Assets:
   Investments in securities:
     Cost ................................................................    $    268,559,423  $  1,433,312,391  $    316,746,907
                                                                              =====================================================
     Value ...............................................................    $    265,282,585  $  1,444,397,777  $    310,889,773
   Cash ..................................................................             832,761            41,165             4,551
   Receivables:
     Capital shares sold .................................................             661,553         1,930,809         1,266,472
     Interest ............................................................           3,929,949        21,328,159         3,818,668
                                                                              -----------------------------------------------------
       Total assets ......................................................         270,706,848     1,467,697,910       315,979,464
                                                                              -----------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased .....................................                  --        16,122,294         9,917,600
     Capital shares redeemed .............................................           1,467,739         6,406,820           297,253
     Affiliates ..........................................................             166,610           780,233           188,593
     Distributions to shareholders .......................................             239,623         1,388,417           330,304
   Accrued expenses and other liabilities ................................              52,298           142,095            55,054
                                                                              -----------------------------------------------------
       Total liabilities .................................................           1,926,270        24,839,859        10,788,804
                                                                              -----------------------------------------------------
         Net assets, at value ............................................    $    268,780,578  $  1,442,858,051  $    305,190,660
                                                                              =====================================================
Net assets consist of:
   Paid-in capital .......................................................    $    280,411,761  $  1,431,452,159  $    313,973,369
   Distributions in excess of net investment income ......................             (38,019)         (964,291)          (48,762)
   Net unrealized appreciation (depreciation) ............................          (3,276,838)       11,085,386        (5,857,134)
   Accumulated net realized gain (loss) ..................................          (8,316,326)        1,284,797        (2,876,813)
                                                                              -----------------------------------------------------
         Net assets, at value ............................................    $    268,780,578  $  1,442,858,051  $    305,190,660
                                                                              =====================================================
CLASS A:
   Net assets, at value ..................................................    $    230,439,120  $  1,279,340,434  $    253,103,772
                                                                              =====================================================
   Shares outstanding ....................................................          21,267,824       114,564,304        22,273,251
                                                                              =====================================================
   Net asset value per share a ...........................................    $          10.84  $          11.17  $          11.36
                                                                              =====================================================
   Maximum offering price per share (net asset value per
     share / 95.75%) .....................................................    $          11.32  $          11.67  $          11.86
                                                                              =====================================================
CLASS B:
   Net assets, at value ..................................................                  --  $     47,654,230                --
                                                                              =====================================================
   Shares outstanding ....................................................                  --         4,235,357                --
                                                                              =====================================================
   Net asset value and maximum offering price per share a ................                  --  $          11.25                --
                                                                              =====================================================
CLASS C:
   Net assets, at value ..................................................    $     38,341,458  $    115,863,387  $     52,086,888
                                                                              =====================================================
   Shares outstanding ....................................................           3,508,175        10,236,568         4,539,420
                                                                              =====================================================
   Net asset value and maximum offering price per share a ................    $          10.93  $          11.32  $          11.47
                                                                              =====================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 165

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                                          ---------------------------------------------------------
                                                                              FRANKLIN            FRANKLIN           FRANKLIN
                                                                          KENTUCKY TAX-FREE  LOUISIANA TAX-FREE  MARYLAND TAX-FREE
                                                                             INCOME FUND         INCOME FUND        INCOME FUND
                                                                          ---------------------------------------------------------
Assets:
   Investments in securities:
     Cost .............................................................   $     153,289,455  $      276,485,484  $     512,016,577
                                                                          ---------------------------------------------------------
     Value ............................................................   $     148,011,727  $      265,688,798  $     486,993,070
   Cash ...............................................................             108,839             110,549             47,273
   Receivables:
     Investment securities sold .......................................                  --                  --          7,900,000
     Capital shares sold ..............................................             334,861             676,442          1,392,760
     Interest .........................................................           1,934,727           3,666,177          5,796,509
                                                                          ---------------------------------------------------------
       Total assets ...................................................         150,390,154         270,141,966        502,129,612
                                                                          ---------------------------------------------------------
Liabilities:
   Payables:
     Capital shares redeemed ..........................................             353,379             286,941            949,165
     Affiliates .......................................................              87,695             163,333            300,215
     Distributions to shareholders ....................................             132,324             241,561            454,774
   Accrued expenses and other liabilities .............................              40,566              50,655             71,412
                                                                          ---------------------------------------------------------
       Total liabilities ..............................................             613,964             742,490          1,775,566
                                                                          ---------------------------------------------------------
         Net assets, at value .........................................   $     149,776,190  $      269,399,476  $     500,354,046
                                                                          =========================================================
Net assets consist of:
   Paid-in capital ....................................................   $     157,195,980  $      281,674,563  $     525,575,353
   Distributions in excess of net investment income ...................             (37,134)            (95,470)          (131,422)
   Net unrealized appreciation (depreciation) .........................          (5,277,728)        (10,796,686)       (25,023,507)
   Accumulated net realized gain (loss) ...............................          (2,104,928)         (1,382,931)           (66,378)
                                                                          ---------------------------------------------------------
         Net assets, at value .........................................   $     149,776,190  $      269,399,476  $     500,354,046
                                                                          =========================================================
CLASS A:
   Net assets, at value ...............................................   $     149,776,190  $      234,314,150  $     417,426,712
                                                                          =========================================================
   Shares outstanding .................................................          14,175,503          21,823,837         38,607,600
                                                                          =========================================================
   Net asset value per share a ........................................   $           10.57  $            10.74  $           10.81
                                                                          =========================================================
   Maximum offering price per share (net asset value per share /
     95.75%) ..........................................................   $           11.04  $            11.22  $           11.29
                                                                          =========================================================
CLASS C:
   Net assets, at value ...............................................                  --  $       35,085,326  $      82,927,334
                                                                          =========================================================
   Shares outstanding .................................................                  --           3,233,422          7,570,636
                                                                          =========================================================
   Net asset value and maximum offering price per share a .............                  --  $            10.85  $           10.95
                                                                          =========================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


166 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                                              -----------------------------------------------------
                                                                                                    FRANKLIN
                                                                                   FRANKLIN      NORTH CAROLINA       FRANKLIN
                                                                              MISSOURI TAX-FREE     TAX-FREE      VIRGINIA TAX-FREE
                                                                                 INCOME FUND       INCOME FUND       INCOME FUND
                                                                              -----------------------------------------------------
Assets:
   Investments in securities:
     Cost ................................................................    $     703,686,692  $  815,824,303  $     560,383,173
                                                                              =====================================================
     Value ...............................................................    $     690,065,119  $  788,247,091  $     550,370,992
   Cash ..................................................................              331,033          53,354             69,214
   Receivables:
     Capital shares sold .................................................            2,012,720       7,489,669            546,268
     Interest ............................................................            8,962,990      10,834,934          5,922,122
                                                                              -----------------------------------------------------
       Total assets ......................................................          701,371,862     806,625,048        556,908,596
                                                                              =====================================================
Liabilities:
   Payables:
     Investment securities purchased .....................................                   --       4,976,000                 --
     Capital shares redeemed .............................................            5,779,128       3,013,107          1,380,490
     Affiliates ..........................................................              384,585         458,819            312,171
     Distributions to shareholders .......................................              637,794         699,863            490,641
   Accrued expenses and other liabilities ................................               94,921         100,105             77,189
                                                                              -----------------------------------------------------
       Total liabilities .................................................            6,896,428       9,247,894          2,260,491
                                                                              -----------------------------------------------------
         Net assets, at value ............................................    $     694,475,434  $  797,377,154  $     554,648,105
                                                                              =====================================================
Net assets consist of:
   Paid-in capital .......................................................    $     713,440,817  $  828,022,457  $     568,465,010
   Distributions in excess of net investment income ......................             (125,095)       (289,395)          (424,903)
   Net unrealized appreciation (depreciation) ............................          (13,621,573)    (27,577,212)       (10,012,181)
   Accumulated net realized gain (loss) ..................................           (5,218,715)     (2,778,696)        (3,379,821)
                                                                              -----------------------------------------------------
         Net assets, at value ............................................    $     694,475,434  $  797,377,154  $     554,648,105
                                                                              =====================================================
CLASS A:
   Net assets, at value ..................................................    $     622,912,727  $  673,784,608  $     494,276,122
                                                                              =====================================================
   Shares outstanding ....................................................           54,068,433      58,799,574         44,451,099
                                                                              =====================================================
   Net asset value per share a ...........................................    $           11.52  $        11.46  $           11.12
                                                                              =====================================================
   Maximum offering price per share (net asset value per
     share / 95.75%) .....................................................    $           12.03  $        11.97  $           11.61
                                                                              =====================================================
CLASS C:
   Net assets, at value ..................................................    $      71,562,707  $  123,592,546  $      60,371,983
                                                                              =====================================================
   Shares outstanding ....................................................            6,171,800      10,670,488          5,371,322
                                                                              =====================================================
   Net asset value and maximum offering price per share a ................    $           11.60  $        11.58  $           11.24
                                                                              =====================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 167

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 29, 2008

                                                                              -----------------------------------------------------
                                                                                  FRANKLIN          FRANKLIN          FRANKLIN
                                                                              ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE
                                                                                 INCOME FUND       INCOME FUND       INCOME FUND
                                                                              -----------------------------------------------------
Investment income:
   Interest ..............................................................    $     13,553,445  $     80,871,892  $     13,960,672
                                                                              -----------------------------------------------------
Expenses:
   Management fees (Note 3a) .............................................           1,502,396         7,299,307         1,560,901
   Distribution fees: (Note 3c)
     Class A .............................................................             240,560         1,398,954           237,849
     Class B .............................................................                  --           354,201                --
     Class C .............................................................             254,067           826,993           343,355
   Transfer agent fees (Note 3e) .........................................             123,771           563,274           144,298
   Custodian fees ........................................................               4,154            23,275             4,269
   Reports to shareholders ...............................................              17,728            80,311            20,084
   Registration and filing fees ..........................................               7,241            18,122             7,250
   Professional fees .....................................................              22,087            34,027            21,897
   Trustees' fees and expenses ...........................................               2,324            13,391             2,342
   Other .................................................................              31,213            87,771            32,197
                                                                              -----------------------------------------------------
       Total expenses ....................................................           2,205,541        10,699,626         2,374,442
                                                                              -----------------------------------------------------
         Net investment income ...........................................          11,347,904        70,172,266        11,586,230
                                                                              -----------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................              21,482         3,783,922          (412,952)
   Net change in unrealized appreciation (depreciation) on
     investments .........................................................         (16,821,918)     (102,073,955)      (21,203,857)
                                                                              -----------------------------------------------------
Net realized and unrealized gain (loss) ..................................         (16,800,436)      (98,290,033)      (21,616,809)
                                                                              -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..........    $     (5,452,532) $    (28,117,767) $    (10,030,579)
                                                                              =====================================================


168 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2008

                                                                          ---------------------------------------------------------
                                                                              FRANKLIN           FRANKLIN            FRANKLIN
                                                                          KENTUCKY TAX-FREE  LOUISIANA TAX-FREE  MARYLAND TAX-FREE
                                                                             INCOME FUND        INCOME FUND          INCOME FUND
                                                                          ---------------------------------------------------------
Investment income:
   Interest ...........................................................   $       7,395,533  $       13,119,175  $      24,523,799
                                                                          ---------------------------------------------------------
Expenses:
   Management fees (Note 3a) ..........................................             895,946           1,468,901          2,522,711
   Distribution fees: (Note 3c)
     Class A ..........................................................             154,452             237,234            425,290
     Class C ..........................................................                  --             218,254            522,431
   Transfer agent fees (Note 3e) ......................................              62,957             112,053            260,709
   Custodian fees .....................................................               2,296               4,159              7,527
   Reports to shareholders ............................................               9,571              16,697             33,885
   Registration and filing fees .......................................               2,609               5,366              9,079
   Professional fees ..................................................              20,963              21,178             23,991
   Trustees' fees and expenses ........................................               1,262               2,182              4,125
   Other ..............................................................              25,541              30,054             38,183
                                                                          ---------------------------------------------------------
       Total expenses .................................................           1,175,597           2,116,078          3,847,931
       Expenses waived by affiliates (Note 3f) ........................             (14,135)                 --                 --
                                                                          ---------------------------------------------------------
         Net expenses .................................................           1,161,462           2,116,078          3,847,931
                                                                          ---------------------------------------------------------
           Net investment income ......................................           6,234,071          11,003,097         20,675,868
                                                                          ---------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..........................            (121,164)            590,790            901,591
   Net change in unrealized appreciation (depreciation) on
     investments ......................................................         (12,000,085)        (21,900,992)       (47,228,091)
                                                                          ---------------------------------------------------------
Net realized and unrealized gain (loss) ...............................         (12,121,249)        (21,310,202)       (46,326,500)
                                                                          ---------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .......   $      (5,887,178) $      (10,307,105) $     (25,650,632)
                                                                          =========================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 169

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2008

                                                                              -----------------------------------------------------
                                                                                                   FRANKLIN
                                                                                  FRANKLIN       NORTH CAROLINA      FRANKLIN
                                                                              MISSOURI TAX-FREE     TAX-FREE     VIRGINIA TAX-FREE
                                                                                 INCOME FUND      INCOME FUND       INCOME FUND
                                                                              -----------------------------------------------------
Investment income:
   Interest ..............................................................    $      34,461,764  $   37,613,329  $      27,081,848
                                                                              -----------------------------------------------------
Expenses:
   Management fees (Note 3a) .............................................            3,414,929       3,810,699          2,766,179
   Distribution fees: (Note 3c)
     Class A .............................................................              633,054         666,455            501,601
     Class C .............................................................              466,161         813,488            383,317
   Transfer agent fees (Note 3e) .........................................              335,168         336,419            263,859
   Custodian fees ........................................................               10,612          11,924              8,376
   Reports to shareholders ...............................................               47,818          51,568             36,560
   Registration and filing fees ..........................................               11,495          12,179              9,345
   Professional fees .....................................................               30,403          31,441             25,856
   Trustees' fees and expenses ...........................................                5,774           6,403              4,607
   Other .................................................................               51,474          55,408             44,267
                                                                              -----------------------------------------------------
       Total expenses ....................................................            5,006,888       5,795,984          4,043,967
                                                                              -----------------------------------------------------
         Net investment income ...........................................           29,454,876      31,817,345         23,037,881
                                                                              -----------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................             (904,141)       (284,409)           767,869
   Net change in unrealized appreciation (depreciation) on
     investments .........................................................          (49,703,254)    (62,059,462)       (36,610,627)
                                                                              -----------------------------------------------------
Net realized and unrealized gain (loss) ..................................          (50,607,395)    (62,343,871)       (35,842,758)
                                                                              -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..........    $     (21,152,519) $  (30,526,526) $     (12,804,877)
                                                                              =====================================================


170 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                        -------------------------------------------------------------------------
                                                                 FRANKLIN ALABAMA                       FRANKLIN FLORIDA
                                                               TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------------------
                                                             YEAR ENDED FEBRUARY 28,                YEAR ENDED FEBRUARY 28,
                                                            2008 a               2007              2008 a              2007
                                                        -------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................   $    11,347,904    $    11,425,892    $    70,172,266    $    76,162,197
      Net realized gain (loss) from investments .....            21,482            593,990          3,783,922          3,755,199
      Net change in unrealized appreciation
      (depreciation) on investments .................       (16,821,918)          (166,203)      (102,073,955)        (2,441,202)
                                                        -------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............        (5,452,532)        11,853,679        (28,117,767)        77,476,194
                                                        -------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................        (9,880,146)       (10,084,627)       (63,008,195)       (68,431,902)
         Class B ....................................                --                 --         (2,139,667)        (2,517,336)
         Class C ....................................        (1,380,574)        (1,347,737)        (4,973,672)        (5,623,163)
      Net realized gains:
         Class A ....................................                --                 --         (3,179,974)                --
         Class B ....................................                --                 --           (121,721)                --
         Class C ....................................                --                 --           (285,792)                --
                                                        -------------------------------------------------------------------------
   Total distributions to shareholders ..............       (11,260,720)       (11,432,364)       (73,709,021)       (76,572,401)
                                                        -------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................           523,212          6,082,311       (106,873,626)       (58,115,718)
         Class B ....................................                --                 --         (8,400,713)        (8,617,307)
         Class C ....................................         2,604,144          2,376,152        (12,710,739)        (4,005,040)
                                                        -------------------------------------------------------------------------
   Total capital share transactions .................         3,127,356          8,458,463       (127,985,078)       (70,738,065)
                                                        -------------------------------------------------------------------------
   Redemption fees ..................................               672                 21                247              2,221
                                                        -------------------------------------------------------------------------
            Net increase (decrease) in net assets ...       (13,585,224)         8,879,799       (229,811,619)       (69,832,051)
Net assets:
   Beginning of year ................................       282,365,802        273,486,003      1,672,669,670      1,742,501,721
                                                        -------------------------------------------------------------------------
   End of year ......................................   $   268,780,578    $   282,365,802    $ 1,442,858,051    $ 1,672,669,670
                                                        =========================================================================
Distributions in excess of net investment income
   included in net assets:
         End of year ................................   $       (38,019)   $      (124,722)   $      (964,291)   $      (971,324)
                                                        =========================================================================

a For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 171

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        -------------------------------------------------------------------------
                                                                  FRANKLIN GEORGIA                    FRANKLIN KENTUCKY
                                                                TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------------------
                                                              YEAR ENDED FEBRUARY 28,              YEAR ENDED FEBRUARY 28,
                                                             2008 a              2007              2008 a              2007
                                                        -------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................   $    11,586,230    $    10,482,106    $     6,234,071    $     5,493,822
      Net realized gain (loss) from investments .....          (412,952)          (102,207)          (121,164)            52,844
      Net change in unrealized appreciation
      (depreciation) on investments .................       (21,203,857)         1,679,433        (12,000,085)           681,029
                                                        -------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............       (10,030,579)        12,059,332         (5,887,178)         6,227,695
                                                        -------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................        (9,748,797)        (8,735,103)        (6,193,552)        (5,512,105)
         Class C ....................................        (1,844,814)        (1,646,821)                --                 --
                                                        -------------------------------------------------------------------------
   Total distributions to shareholders ..............       (11,593,611)       (10,381,924)        (6,193,552)        (5,512,105)
                                                        -------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................        50,014,362         13,776,324         13,632,500         19,255,076
         Class C ....................................         5,110,906          6,377,834                 --                 --
                                                        -------------------------------------------------------------------------
   Total capital share transactions .................        55,125,268         20,154,158         13,632,500         19,255,076
                                                        -------------------------------------------------------------------------
   Redemption fees ..................................                 3                  3                 10                 57
                                                        -------------------------------------------------------------------------
            Net increase (decrease) in net assets ...        33,501,081         21,831,569          1,551,780         19,970,723
Net assets:
   Beginning of year ................................       271,689,579        249,858,010        148,224,410        128,253,687
                                                        -------------------------------------------------------------------------
   End of year ......................................   $   305,190,660    $   271,689,579    $   149,776,190    $   148,224,410
                                                        =========================================================================
Distributions in excess of net investment income
   included in net assets:
         End of year ................................   $       (48,762)   $       (41,320)   $       (37,134)   $       (63,594)
                                                        =========================================================================

a For the year ended February 29.


172 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        -------------------------------------------------------------------------
                                                                 FRANKLIN LOUISIANA                    FRANKLIN MARYLAND
                                                                TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------------------
                                                              YEAR ENDED FEBRUARY 28,               YEAR ENDED FEBRUARY 28,
                                                              2008 a             2007              2008 a              2007
                                                        -------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................   $    11,003,097    $     9,390,109    $    20,675,868    $    18,790,511
      Net realized gain (loss) from investments .....           590,790            283,687            901,591            477,762
      Net change in unrealized appreciation
      (depreciation) on investments .................       (21,900,992)         1,793,047        (47,228,091)         2,716,640
                                                        -------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............       (10,307,105)        11,466,843        (25,650,632)        21,984,913
                                                        -------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................        (9,805,930)        (8,522,083)       (17,727,976)       (16,526,786)
         Class C ....................................        (1,185,118)          (896,730)        (2,858,421)        (2,390,301)
                                                        -------------------------------------------------------------------------
   Total distributions to shareholders ..............       (10,991,048)        (9,418,813)       (20,586,397)       (18,917,087)
                                                        -------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................        31,950,372         30,768,390         45,305,989         39,127,869
         Class C ....................................         8,792,302          5,485,909         18,455,975         11,509,723
                                                        -------------------------------------------------------------------------
   Total capital share transactions .................        40,742,674         36,254,299         63,761,964         50,637,592
                                                        -------------------------------------------------------------------------
   Redemption fees ..................................               498                 96              2,149              1,164
                                                        -------------------------------------------------------------------------
            Net increase (decrease) in net assets ...        19,445,019         38,302,425         17,527,084         53,706,582
Net assets:
   Beginning of year ................................       249,954,457        211,652,032        482,826,962        429,120,380
                                                        -------------------------------------------------------------------------
   End of year ......................................   $   269,399,476    $   249,954,457    $   500,354,046    $   482,826,962
                                                        =========================================================================
Distributions in excess of net investment income
   included in net assets:
      End of year ...................................   $       (95,470)   $      (105,720)   $      (131,422)   $      (218,350)
                                                        =========================================================================


a For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 173

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        -------------------------------------------------------------------------
                                                                 FRANKLIN MISSOURI                  FRANKLIN NORTH CAROLINA
                                                                TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------------------
                                                              YEAR ENDED FEBRUARY 28,               YEAR ENDED FEBRUARY 28,
                                                             2008 a             2007               2008 a              2007
                                                        -------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................   $    29,454,876    $    27,194,657    $    31,817,345    $    27,279,790
      Net realized gain (loss) from investments .....          (904,141)            87,961           (284,409)          (137,092)
      Net change in unrealized appreciation
         (depreciation) on investments ..............       (49,703,254)         3,292,249        (62,059,462)         5,275,946
                                                        -------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ............       (21,152,519)        30,574,867        (30,526,526)        32,418,644
                                                        -------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (26,636,426)       (24,717,093)       (27,242,374)       (23,673,523)
         Class C ....................................        (2,602,929)        (2,504,144)        (4,369,823)        (3,903,405)
                                                        -------------------------------------------------------------------------
   Total distributions to shareholders ..............       (29,239,355)       (27,221,237)       (31,612,197)       (27,576,928)
                                                        -------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ....................................        55,048,990         47,844,236         99,458,941        113,407,890
         Class C ....................................         6,542,901          1,032,830         15,706,331         17,138,999
                                                        -------------------------------------------------------------------------
   Total capital share transactions .................        61,591,891         48,877,066        115,165,272        130,546,889
                                                        -------------------------------------------------------------------------
   Redemption fees ..................................             2,371                 50              2,034              1,823
                                                        -------------------------------------------------------------------------
            Net increase (decrease) in net assets ...        11,202,388         52,230,746         53,028,583        135,390,428
Net assets:
   Beginning of year ................................       683,273,046        631,042,300        744,348,571        608,958,143
                                                        -------------------------------------------------------------------------
   End of year ......................................   $   694,475,434    $   683,273,046    $   797,377,154    $   744,348,571
                                                        =========================================================================
Distributions in excess of net investment
   income included in net assets:
      End of year ...................................   $      (125,095)   $      (340,416)   $      (289,395)   $      (488,419)
                                                        =========================================================================

a For the year ended February 29.


174 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                              -----------------------------------
                                                                                                        FRANKLIN VIRGINIA
                                                                                                      TAX-FREE INCOME FUND
                                                                                              -----------------------------------
                                                                                                     YEAR ENDED FEBRUARY 28,
                                                                                                   2008 a              2007
                                                                                              -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................................   $    23,037,881    $    22,432,942
      Net realized gain (loss) from investments ...........................................           767,869          1,539,558
      Net change in unrealized appreciation (depreciation) on investments .................       (36,610,627)          (937,465)
                                                                                              -----------------------------------
            Net increase (decrease) in net assets resulting from operations ...............       (12,804,877)        23,035,035
                                                                                              -----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................................................       (21,012,887)       (20,621,434)
         Class C ..........................................................................        (2,117,720)        (1,983,150)
                                                                                              -----------------------------------
   Total distributions to shareholders ....................................................       (23,130,607)       (22,604,584)
                                                                                              -----------------------------------
   Capital share transactions: (Note 2)
         Class A ..........................................................................        32,953,142         19,152,705
         Class C ..........................................................................         7,393,073          5,234,023
                                                                                              -----------------------------------
   Total capital share transactions .......................................................        40,346,215         24,386,728
                                                                                              -----------------------------------
   Redemption fees ........................................................................             2,724                651
                                                                                              -----------------------------------
            Net increase (decrease) in net assets .........................................         4,413,455         24,817,830
Net assets:
   Beginning of year ......................................................................       550,234,650        525,416,820
                                                                                              -----------------------------------
   End of year ............................................................................   $   554,648,105    $   550,234,650
                                                                                              ===================================
Distributions in excess of net investment income included in net assets:
   End of year ............................................................................   $      (424,903)   $      (313,492)
                                                                                              ===================================

a For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 175

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-five separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------------
CLASS A                      CLASS A & CLASS C                              CLASS A, CLASS B, & CLASS C
-----------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free   Franklin Alabama Tax-Free Income Fund          Franklin Florida Tax-Free Income Fund
Income Fund                  Franklin Georgia Tax-Free Income Fund
                             Franklin Louisiana Tax-Free Income Fund
                             Franklin Maryland Tax-Free Income Fund
                             Franklin Missouri Tax-Free Income Fund
                             Franklin North Carolina Tax-Free Income Fund
                             Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


176 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 29, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                             Annual Report | 177

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


178 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 29, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                      ----------------------------------------------------------
                                                           FRANKLIN ALABAMA               FRANKLIN FLORIDA
                                                         TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
  Shares sold ......................................   2,955,594   $  33,565,509    10,215,195   $  119,707,897
  Shares issued in reinvestment of
    distributions ..................................     494,764       5,608,283     2,572,445       30,127,358
  Shares redeemed ..................................  (3,410,200)    (38,650,580)  (21,932,153)    (256,708,881)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................      40,158   $     523,212    (9,144,513)  $ (106,873,626)
                                                      ==========================================================
Year ended February 28, 2007
  Shares sold ......................................   2,519,115   $  28,789,935    11,574,824   $  136,974,591
  Shares issued in reinvestment of
    distributions ..................................     479,619       5,475,921     2,560,339       30,327,849
  Shares redeemed ..................................  (2,469,108)    (28,183,545)  (19,035,566)    (225,418,158)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................     529,626   $   6,082,311    (4,900,403)  $  (58,115,718)
                                                      ==========================================================
CLASS B SHARES:
Year ended February 29, 2008
  Shares sold ......................................                                    48,660   $      577,089
  Shares issued in reinvestment of
    distributions ..................................                                   107,339        1,266,297
  Shares redeemed ..................................                                  (868,470)     (10,244,099)
                                                                                   -----------------------------
  Net increase (decrease) ..........................                                  (712,471)  $   (8,400,713)
                                                                                   =============================
Year ended February 28, 2007
  Shares sold ......................................                                    63,363   $      755,690
  Shares issued in reinvestment of
    distributions ..................................                                   113,079        1,348,912
  Shares redeemed ..................................                                  (899,821)     (10,721,909)
                                                                                   -----------------------------
  Net increase (decrease) ..........................                                  (723,379)  $   (8,617,307)
                                                                                   =============================
CLASS C SHARES:
Year ended February 29, 2008
  Shares sold ......................................     762,716   $   8,726,868     1,485,824   $   17,639,138
  Shares issued in reinvestment of
    distributions ..................................      57,424         656,401       239,973        2,847,253
  Shares redeemed ..................................    (595,027)     (6,779,125)   (2,796,627)     (33,197,130)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................     225,113   $   2,604,144    (1,070,830)  $  (12,710,739)
                                                      ==========================================================
Year ended February 28, 2007
  Shares sold ......................................     580,065   $   6,678,985     1,908,430   $   22,875,111
  Shares issued in reinvestment of
    distributions ..................................      56,340         648,521       249,556        2,993,714
  Shares redeemed ..................................    (430,268)     (4,951,354)   (2,487,753)     (29,873,865)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................     206,137   $   2,376,152      (329,767)  $   (4,005,040)
                                                      ==========================================================


                                                             Annual Report | 179

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ----------------------------------------------------------
                                                           FRANKLIN GEORGIA               FRANKLIN KENTUCKY
                                                         TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
  Shares sold ......................................   6,305,544   $  75,730,670     2,660,793   $   29,822,700
  Shares issued in reinvestment of
    distributions ..................................     513,429       6,143,251       366,935        4,110,361
  Shares redeemed ..................................  (2,666,217)    (31,859,559)   (1,814,392)     (20,300,561)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................   4,152,756   $  50,014,362     1,213,336   $   13,632,500
                                                      ==========================================================
Year ended February 28, 2007
  Shares sold ......................................   3,364,207   $  40,533,072     2,491,343   $   28,210,789
  Shares issued in reinvestment of
    distributions ..................................     470,243       5,665,748       299,040        3,384,752
  Shares redeemed ..................................  (2,687,328)    (32,422,496)   (1,089,754)     (12,340,465)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................   1,147,122   $  13,776,324     1,700,629   $   19,255,076
                                                      ==========================================================
CLASS C SHARES:
Year ended February 29, 2008
  Shares sold ......................................   1,361,938   $  16,469,882
  Shares issued in reinvestment of
    distributions ..................................      97,027       1,172,321
  Shares redeemed ..................................  (1,038,261)    (12,531,297)
                                                      ---------------------------
  Net increase (decrease) ..........................     420,704   $   5,110,906
                                                      ===========================
Year ended February 28, 2007
  Shares sold ......................................   1,056,465   $  12,855,131
  Shares issued in reinvestment of
    distributions ..................................      81,248         988,372
  Shares redeemed ..................................    (613,251)     (7,465,669)
                                                      ---------------------------
  Net increase (decrease) ..........................     524,462   $   6,377,834
                                                      ===========================

                                                      ----------------------------------------------------------
                                                          FRANKLIN LOUISIANA              FRANKLIN MARYLAND
                                                         TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
  Shares sold ......................................   4,916,730   $  56,127,477     8,816,127   $  102,010,423
  Shares issued in reinvestment of
    distributions ..................................     571,302       6,518,549       990,085       11,434,098
  Shares redeemed ..................................  (2,685,754)    (30,695,654)   (5,905,651)     (68,138,532)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................   2,802,278   $  31,950,372     3,900,561   $   45,305,989
                                                      ==========================================================
Year ended February 28, 2007
  Shares sold ......................................   4,048,612   $  46,521,915     7,003,809   $   81,862,889
  Shares issued in reinvestment of
    distributions ..................................     490,398       5,635,163       890,920       10,422,243
  Shares redeemed ..................................  (1,864,792)    (21,388,688)   (4,546,144)     (53,157,263)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................   2,674,218   $  30,768,390     3,348,585   $   39,127,869
                                                      ==========================================================


180 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ----------------------------------------------------------
                                                          FRANKLIN LOUISIANA              FRANKLIN MARYLAND
                                                         TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2008
  Shares sold ......................................   1,216,169   $  14,058,445     2,439,584   $   28,638,380
  Shares issued in reinvestment of
    distributions ..................................      67,871         782,271       163,843        1,915,428
  Shares redeemed ..................................    (525,078)     (6,048,414)   (1,034,758)     (12,097,833)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................     758,962   $   8,792,302     1,568,669   $   18,455,975
                                                      ==========================================================
Year ended February 28, 2007
  Shares sold ......................................     842,243   $   9,798,274     1,666,293   $   19,706,435
  Shares issued in reinvestment of
    distributions ..................................      48,730         565,464       128,266        1,519,318
  Shares redeemed ..................................    (421,220)     (4,877,829)     (821,596)      (9,716,030)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................     469,753   $   5,485,909       972,963   $   11,509,723
                                                      ==========================================================

                                                      ----------------------------------------------------------
                                                           FRANKLIN MISSOURI           FRANKLIN NORTH CAROLINA
                                                         TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
  Shares sold ......................................  10,035,056   $ 121,741,219    15,400,186   $  186,717,651
  Shares issued in reinvestment of
    distributions ..................................   1,361,564      16,488,739     1,435,869       17,397,862
  Shares redeemed ..................................  (6,893,876)    (83,180,968)   (8,656,340)    (104,656,572)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................   4,502,744   $  55,048,990     8,179,715   $   99,458,941
                                                      ==========================================================
Year ended February 28, 2007
  Shares sold ......................................   7,990,480   $  97,636,332    13,373,011   $  163,736,949
  Shares issued in reinvestment of
    distributions ..................................   1,224,271      14,960,169     1,215,040       14,878,520
  Shares redeemed ..................................  (5,305,879)    (64,752,265)   (5,330,579)     (65,207,579)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................   3,908,872   $  47,844,236     9,257,472   $  113,407,890
                                                      ==========================================================
CLASS C SHARES:
Year ended February 29, 2008
  Shares sold ......................................   1,305,112   $  15,931,915     2,677,565   $   32,877,531
  Shares issued in reinvestment of
    distributions ..................................     136,584       1,664,654       226,645        2,775,254
  Shares redeemed ..................................    (906,099)    (11,053,668)   (1,631,490)     (19,946,454)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................     535,597   $   6,542,901     1,272,720   $   15,706,331
                                                      ==========================================================
Year ended February 28, 2007
  Shares sold ......................................     907,134   $  11,152,508     2,523,560   $   31,212,679
  Shares issued in reinvestment of
    distributions ..................................     128,587       1,580,545       192,200        2,377,116
  Shares redeemed ..................................    (954,063)    (11,700,223)   (1,331,485)     (16,450,796)
                                                      ----------------------------------------------------------
  Net increase (decrease) ..........................      81,658   $   1,032,830     1,384,275   $   17,138,999
                                                      ==========================================================


                                                             Annual Report | 181

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ---------------------------
                                                            FRANKLIN VIRGINIA
                                                          TAX-FREE INCOME FUND
                                                      ---------------------------
                                                        SHARES         AMOUNT
                                                      ---------------------------
CLASS A SHARES:
Year ended February 29, 2008
  Shares sold ......................................   7,803,075   $  91,110,918
  Shares issued in reinvestment of
    distributions ..................................   1,122,045      13,074,013
  Shares redeemed ..................................  (6,115,479)    (71,231,789)
                                                      ---------------------------
  Net increase (decrease) ..........................   2,809,641   $  32,953,142
                                                      ===========================
Year ended February 28, 2007
  Shares sold ......................................   6,489,824   $  76,246,042
  Shares issued in reinvestment of
    distributions ..................................   1,066,713      12,543,244
  Shares redeemed ..................................  (5,927,927)    (69,636,581)
                                                      ---------------------------
  Net increase (decrease) ..........................   1,628,610   $  19,152,705
                                                      ===========================
CLASS C SHARES:
Year ended February 29, 2008
  Shares sold ......................................   1,173,322   $  13,824,750
  Shares issued in reinvestment of
    distributions ..................................     122,432       1,441,770
  Shares redeemed ..................................    (668,286)     (7,873,447)
                                                      ---------------------------
  Net increase (decrease) ..........................     627,468   $   7,393,073
                                                      ===========================
Year ended February 28, 2007
  Shares sold ......................................     994,357   $  11,800,411
  Shares issued in reinvestment of
    distributions ..................................     112,170       1,332,477
  Shares redeemed ..................................    (665,136)     (7,898,865)
                                                      ---------------------------
  Net increase (decrease) ..........................     441,391   $   5,234,023
                                                      ===========================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


182 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

Effective January 1, 2008, the Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
-------------------------------------------------------------------------------
      0.625%                Up to and including $100 million
      0.500%                Over $100 million, up to and including $250 million
      0.450%                Over $250 million, up to and including $7.5 billion
      0.440%                Over $7.5 billion, up to and including $10 billion
      0.430%                Over $10 billion, up to and including $12.5 billion
      0.420%                Over $12.5 billion, up to and including $15 billion
      0.400%                Over $15 billion, up to and including $17.5 billion
      0.380%                Over $17.5 billion, up to and including $20 billion
      0.360%                In excess of $20 billion

Prior to January 1, 2008, the Funds paid fees to Advisers based on the month-end net assets of each of the Funds as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
-------------------------------------------------------------------------------
      0.625%                Up to and including $100 million
      0.500%                Over $100 million, up to and including $250 million
      0.450%                Over $250 million, up to and including $10 billion
      0.440%                Over $10 billion, up to and including $12.5 billion
      0.420%                Over $12.5 billion, up to and including $15 billion
      0.400%                Over $15 billion, up to and including $17.5 billion
      0.380%                Over $17.5 billion, up to and including $20 billion
      0.360%                In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                             Annual Report | 183

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        --------------------------------------------------------
                          FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                          ALABAMA       FLORIDA       GEORGIA       KENTUCKY
                          TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                        INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                        --------------------------------------------------------
Reimbursement Plans:
   Class A ..........      0.10%         0.10%         0.10%         0.10%

Compensation Plans:
   Class B ..........        --          0.65%           --            --
   Class C ..........      0.65%         0.65%         0.65%           --

                        --------------------------------------------------------
                          FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                         LOUISIANA      MARYLAND      MISSOURI    NORTH CAROLINA
                          TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                        INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND
                        --------------------------------------------------------
Reimbursement Plans:
   Class A ..........      0.10%         0.10%         0.10%          0.10%

Compensation Plans:
   Class C ..........      0.65%         0.65%         0.65%          0.65%

                        -----------
                          FRANKLIN
                          VIRGINIA
                          TAX-FREE
                        INCOME FUND
                        -----------
Reimbursement Plans:
   Class A ..........      0.10%

Compensation Plans:
   Class C ..........      0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                    -------------------------------------------
                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                      ALABAMA        FLORIDA         GEORGIA
                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                    -------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..........     $ 68,169       $ 204,787      $ 115,876
Contingent deferred sales charges retained ......     $  4,912       $  98,986      $  14,498


184 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS (CONTINUED)

                                                    -------------------------------------------
                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                      KENTUCKY       LOUISIANA       MARYLAND
                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                    -------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..........     $ 82,948       $ 142,295      $ 228,018
Contingent deferred sales charges retained ......     $     --       $  27,616      $  43,051

                                                    ------------------------------------------
                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                      MISSOURI    NORTH CAROLINA     VIRGINIA
                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                    INCOME FUND    INCOME FUND     INCOME FUND
                                                    ------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..........     $304,094       $ 371,645      $ 193,375
Contingent deferred sales charges retained ......     $  4,532       $  55,533      $  11,479

E. TRANSFER AGENT FEES

For the year ended February 29, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                    ------------------------------------------
                                                      FRANKLIN       FRANKLIN       FRANKLIN
                                                      ALABAMA        FLORIDA        GEORGIA
                                                      TAX-FREE       TAX-FREE       TAX-FREE
                                                    INCOME FUND     INCOME FUND   INCOME FUND
                                                    ------------------------------------------
Transfer agent fees .............................     $ 58,727       $ 288,406      $  69,369

                                                    ------------------------------------------
                                                      FRANKLIN       FRANKLIN       FRANKLIN
                                                      KENTUCKY       LOUISIANA      MARYLAND
                                                      TAX-FREE       TAX-FREE       TAX-FREE
                                                    INCOME FUND     INCOME FUND   INCOME FUND
                                                    ------------------------------------------
Transfer agent fees .............................     $ 29,088        $ 49,697      $ 134,844

                                                    ------------------------------------------
                                                      FRANKLIN       FRANKLIN       FRANKLIN
                                                      MISSOURI    NORTH CAROLINA    VIRGINIA
                                                      TAX-FREE       TAX-FREE       TAX-FREE
                                                    INCOME FUND     INCOME FUND   INCOME FUND
                                                    ------------------------------------------
Transfer agent fees .............................     $176,632        $156,631      $ 136,184

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for the Franklin Kentucky Tax-Free Income Fund. Total expenses waived by Advisers are not subject to reimbursement by the Fund subsequent to the fund's fiscal year end. Effective June 21, 2007, the waiver was discontinued for the fund.


                                                             Annual Report | 185

Franklin Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 29, 2008, the capital loss carryforwards were as follows:

                                             -----------------------------------------
                                                 FRANKLIN      FRANKLIN      FRANKLIN
                                                 ALABAMA       GEORGIA       KENTUCKY
                                                 TAX-FREE      TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND   INCOME FUND
                                             -----------------------------------------
Capital loss carryforwards expiring in:
   2009 .................................    $      135,955   $   833,999   $        --
   2010 .................................         7,179,861            --       413,791
   2011 .................................           804,634            --            --
   2012 .................................           195,876       972,862     1,264,854
   2013 .................................                --       416,353       253,770
   2014 .................................                --        68,078        65,408
   2015 .................................                --       125,659            --
   2016 .................................                --       414,407       107,105
                                             ------------------------------------------
                                             $    8,316,326   $ 2,831,358   $ 2,104,928
                                             ==========================================

                                             -----------------------------------------
                                                 FRANKLIN      FRANKLIN      FRANKLIN
                                                LOUISIANA      MARYLAND      MISSOURI
                                                 TAX-FREE      TAX-FREE      TAX-FREE
                                               INCOME FUND    INCOME FUND   INCOME FUND
                                             -----------------------------------------
Capital loss carryforwards expiring in:
   2009 .................................    $           --   $        --   $   838,251
   2010 .................................                --            --            --
   2011 .................................                --            --       316,094
   2012 .................................         1,142,711            --     1,619,914
   2013 .................................           240,220        66,378     1,384,535
   2016 .................................                --            --       903,941
                                             ------------------------------------------
                                             $    1,382,931   $    66,378   $ 5,062,735
                                             ==========================================

                                             ----------------------------
                                                FRANKLIN        FRANKLIN
                                             NORTH CAROLINA     VIRGINIA
                                                TAX-FREE        TAX-FREE
                                               INCOME FUND    INCOME FUND
                                             ----------------------------
CAPITAL LOSS CARRYFORWARDS EXPIRING IN:
   2009 .................................    $    2,016,299   $   955,005
   2010 .................................                --     1,188,255
   2012 .................................           335,790     1,236,561
                                             ----------------------------
                                             $    2,352,089   $ 3,379,821
                                             ============================

During the year ended February 29, 2008, the funds utilized capital loss carryforwards as follows:

    -----------------------------------------------------------------------
      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
      ALABAMA      LOUISIANA      MARYLAND    NORTH CAROLINA     VIRGINIA
      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE        TAX-FREE
    INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND    INCOME FUND
    -----------------------------------------------------------------------
      $ 21,965     $ 592,589     $ 904,134      $ 12,915        $ 786,554


186 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

On February 29, 2008, the Franklin Alabama Tax-Free Income Fund, the Franklin Georgia Tax-Free Income Fund and the Franklin Kentucky Tax-Free Income Fund had expired capital loss carryforwards of $276,598, $1,370,476 and $252,252, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended February 29, 2008 and February 28, 2007, was as follows:

                                ----------------------------------------------------------
                                      FRANKLIN ALABAMA              FRANKLIN FLORIDA
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                     2008         2007            2008           2007
                                ----------------------------------------------------------
Distributions paid from:
   Tax exempt income ........   $ 11,260,720   $ 11,432,364   $ 70,121,534   $ 76,572,401
   Long term capital gain ...             --             --      3,587,487             --
                                ----------------------------------------------------------
                                $ 11,260,720   $ 11,432,364   $ 73,709,021   $ 76,572,401
                                ==========================================================

                                ----------------------------------------------------------
                                      FRANKLIN GEORGIA              FRANKLIN KENTUCKY
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                    2008            2007          2008           2007
                                ----------------------------------------------------------
Distributions paid from -
   tax exempt income ........   $ 11,593,611   $ 10,381,924   $  6,193,552   $  5,512,105
                                ----------------------------------------------------------

                                ----------------------------------------------------------
                                     FRANKLIN LOUISIANA             FRANKLIN MARYLAND
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                    2008           2007           2008            2007
                                ----------------------------------------------------------
Distributions paid from -
   tax exempt income ........   $ 10,991,048   $  9,418,813   $ 20,586,397   $ 18,917,087
                                ----------------------------------------------------------

                                ----------------------------------------------------------
                                      FRANKLIN MISSOURI            FRANKLIN NORTH CAROLINA
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                    2008            2007          2008            2007
                                ----------------------------------------------------------
Distributions paid from -
   tax exempt income ........   $ 29,239,355   $ 27,221,237   $ 31,612,197   $ 27,576,928
                                ----------------------------------------------------------

                                ----------------------------
                                      FRANKLIN VIRGINIA
                                    TAX-FREE INCOME FUND
                                ----------------------------
                                    2008            2007
                                ----------------------------
Distributions paid from -
   tax exempt income ........   $ 23,130,607   $ 22,604,584
                                ----------------------------


                                                             Annual Report | 187

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 29, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                                    -------------------------------------------------
                                                        FRANKLIN         FRANKLIN         FRANKLIN
                                                        ALABAMA          FLORIDA          GEORGIA
                                                        TAX-FREE         TAX-FREE         TAX-FREE
                                                      INCOME FUND       INCOME FUND      INCOME FUND
                                                    -------------------------------------------------
Cost of investments .............................   $   268,511,663   $1,433,275,868   $ 316,783,644
                                                    =================================================

Unrealized appreciation .........................   $     7,426,511   $   53,435,797   $   7,651,751
Unrealized depreciation .........................       (10,655,589)     (42,313,888)    (13,545,622)
                                                    -------------------------------------------------
Net unrealized appreciation (depreciation) ......   $    (3,229,078)  $   11,121,909   $  (5,893,871)
                                                    =================================================

Undistributed tax exempt income .................   $       153,844   $       90,018   $     272,824
Undistributed long term capital gains ...........                --        1,582,382              --
                                                    -------------------------------------------------
Distributable earnings ..........................   $       153,844   $    1,672,400   $     272,824
                                                    =================================================

                                                    -------------------------------------------------
                                                        FRANKLIN         FRANKLIN         FRANKLIN
                                                        KENTUCKY         LOUISIANA        MARYLAND
                                                        TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND      INCOME FUND     INCOME FUND
                                                    -------------------------------------------------
Cost of investments .............................   $   153,282,915   $  276,468,956   $ 511,991,608
                                                    =================================================

Unrealized appreciation .........................   $     2,349,278   $    4,034,327   $   8,158,900
Unrealized depreciation .........................        (7,620,466)     (14,814,485)    (33,157,438)
                                                    -------------------------------------------------
Net unrealized appreciation (depreciation).......   $    (5,271,188)  $  (10,780,158)  $ (24,998,538)
                                                    =================================================

Distributable earnings - undistributed tax
   exempt income ................................   $        88,651   $      129,564   $     298,382
                                                    =================================================

                                                    -------------------------------------------------
                                                        FRANKLIN         FRANKLIN         FRANKLIN
                                                        MISSOURI      NORTH CAROLINA      VIRGINIA
                                                        TAX-FREE         TAX-FREE         TAX-FREE
                                                      INCOME FUND       INCOME FUND     INCOME FUND
                                                    -------------------------------------------------
Cost of investments .............................   $   703,780,600   $  816,204,249   $ 560,356,034
                                                    =================================================

Unrealized appreciation .........................   $    16,290,048   $   12,402,869   $  12,638,723
Unrealized depreciation .........................       (30,005,529)     (40,360,027)    (22,623,765)
                                                    -------------------------------------------------
Net unrealized appreciation (depreciation).......   $   (13,715,481)  $  (27,957,158)  $  (9,985,042)
                                                    =================================================

Distributable earnings - undistributed tax
   exempt income ................................   $       450,627   $      363,807   $      38,599
                                                    =================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


188 | Annual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended February 29, 2008, were as follows:

                                                    ------------------------------------------------
                                                        FRANKLIN         FRANKLIN         FRANKLIN
                                                        ALABAMA           FLORIDA         GEORGIA
                                                        TAX-FREE         TAX-FREE         TAX-FREE
                                                      INCOME FUND       INCOME FUND     INCOME FUND
                                                    ------------------------------------------------
Purchases .......................................   $    46,651,079   $  106,293,648   $  72,550,857
Sales ...........................................   $    51,160,789   $  225,065,862   $  22,658,541

                                                    ------------------------------------------------
                                                        FRANKLIN         FRANKLIN         FRANKLIN
                                                        KENTUCKY         LOUISIANA        MARYLAND
                                                        TAX-FREE         TAX-FREE         TAX-FREE
                                                      INCOME FUND       INCOME FUND     INCOME FUND
                                                    ------------------------------------------------
Purchases .......................................   $    24,191,371   $   71,823,188   $ 108,331,826
Sales ...........................................   $    14,038,469   $   30,670,884   $  50,868,924

                                                    ------------------------------------------------
                                                        FRANKLIN         FRANKLIN         FRANKLIN
                                                        MISSOURI      NORTH CAROLINA      VIRGINIA
                                                        TAX-FREE         TAX-FREE         TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                    ------------------------------------------------
Purchases .......................................   $   164,750,330   $  205,302,235   $ 125,723,760
Sales ...........................................   $   111,133,530   $   93,321,188   $ 100,391,914

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia.

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


                                                             Annual Report | 189

Franklin Tax-Free Trust

7. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


190 | Annual Report

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust), hereafter referred to as the "Funds") at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 15, 2008


                                                             Annual Report | 191

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2008. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2009, shareholders will be notified of amounts for use in preparing their 2008 income tax returns.

Under Section 852(b)(3)(C) of the Code, the Franklin Florida Tax-Free Income Fund designates the maximum amount allowable but no less than $3,827,621 as a long term capital gain dividend for the fiscal year ended February 29, 2008.


192 | Annual Report

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                     LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION   TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)      Trustee    Since 1984         142                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)     Trustee    Since April 2007   122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public
Employees Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of
Transportation.
------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)              Trustee    Since April 2007   122                       Chevron Corporation (global energy
One Franklin Parkway                                                                 company) and ICO Global
San Mateo, CA 94403-1906                                                             Communications (Holdings) Limited
                                                                                     (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)      Trustee    Since 1998         142                       Hess Corporation (exploration and
One Franklin Parkway                                                                 refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                             Heinz Company (processed foods and
                                                                                     allied products), RTI
                                                                                     International Metals, Inc.
                                                                                     (manufacture and distribution of
                                                                                     titanium), Canadian National
                                                                                     Railway (railroad) and White
                                                                                     Mountains Insurance Group, Ltd.
                                                                                     (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 193

------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                        LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION      TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)     Trustee       Since 1984         122                        Center for Creative Land
One Franklin Parkway                                                                     Recycling (brownfield
San Mateo, CA 94403-1906                                                                 redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)        Trustee       Since 2005         142                        Hess Corporation (exploration
One Franklin Parkway                                                                     and refining of oil and gas)
San Mateo, CA 94403-1906                                                                 and Sentient Jet (private jet
                                                                                         service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief
Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL
Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)     Trustee       Since April 2007   142                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)        Lead          Trustee since      122                        None
One Franklin Parkway         Independent   April 2007 and
San Mateo, CA 94403-1906     Trustee       Lead Independent
                                           Trustee since
                                           January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies)
(1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice
President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                        LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION      TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)  Trustee and   Since 1984         142                        None
One Franklin Parkway         Chairman of
San Mateo, CA 94403-1906     the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------


194 | Annual Report

------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)       Trustee          Since April 2007   93                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)             Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)      Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief            Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway              Compliance       Officer since
San Mateo, CA 94403-1906          Officer and      2004 and Vice
                                  Vice President   President - AML
                                  - AML            Compliance since
                                  Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)         Treasurer,       Treasurer since    Not Applicable            Not Applicable
One Franklin Parkway              Chief            2004, Chief
San Mateo, CA 94403-1906          Financial        Financial
                                  Officer and      Officer
                                  Chief            and Chief
                                  Accounting       Accounting
                                  Officer          Officer
                                                   since February
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice
President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 195

------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Vice President   Since February     Not Applicable            Not Applicable
500 East Broward Blvd.                             2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)     President and    President since    Not Applicable            Not Applicable
One Franklin Parkway              Chief            1993 and Chief
San Mateo, CA 94403-1906          Executive        Executive Officer
                                  Officer -        - Investment
                                  Investment       Management
                                  Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)          Vice President   Since 2006         Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)              Vice President   Since 2005         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------


196 | Annual Report

------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Senior Vice      Since February     Not Applicable            Not Applicable
500 East Broward Blvd.            President and    2008
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing
Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)               Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to February 28, 2008, Rupert H. Johnson, Jr. ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 197

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


198 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was above the median of its Lipper universe for the one-year period with most being in the highest quintile of its Lipper universe for such year as well as during all years covered by the reports. The Lipper reports showed the total return for each Fund to be above the median of its performance universe during most years covered by the report with the majority being in the highest quintile of its performance universe during all such years. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.


                                                             Annual Report | 199

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the contractual investment management fee charged each Fund in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper report showed that the contractual investment management fee rates for each Fund, with the exception of the Fund discussed below, were at or below the median of their respective Lipper expense groups and that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Kentucky Tax-Free Income Fund was slightly higher than its Lipper expense group median, being within three basis points of such median. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as


200 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. It was noted that the breakpoints at the $7.5 billion level were authorized by the Trustees at a Board meeting held December 3, 2007, and had become effective January 1, 2008. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


                                                             Annual Report | 201

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


202 | Annual Report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TF2 A2008 04/08




















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                                                 Franklin Arizona
                                                 Tax-Free Income Fund

                                                 Franklin Colorado
                                                 Tax-Free Income Fund

                                                 Franklin Connecticut
                                                 Tax-Free Income Fund

                                                 Franklin Double
                                                 Tax-Free Income Fund

                                                 Franklin Federal
                                                 Intermediate-Term
                                                 Tax-Free Income Fund

                                                 Franklin Federal
                                                 Limited-Term
                                                 Tax-Free Income Fund

                                                 Franklin High Yield
                                                 Tax-Free Income Fund

                                                 Franklin New Jersey
                                                 Tax-Free Income Fund

                                                 Franklin Oregon
                                                 Tax-Free Income Fund

                                                 Franklin Pennsylvania
                                                 Tax-Free Income Fund

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                 TAX - FREE INCOME
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                  FRANKLIN TAX-FREE TRUST

                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:

Understanding Interest Rates .............................................     4

ANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................    10

Franklin Arizona Tax-Free Income Fund ....................................    13

Franklin Colorado Tax-Free Income Fund ...................................    23

Franklin Connecticut Tax-Free Income Fund ................................    31

Franklin Double Tax-Free Income Fund .....................................    39

Franklin Federal Intermediate-Term Tax-Free Income Fund ..................    47

Franklin Federal Limited-Term Tax-Free Income Fund .......................    55

Franklin High Yield Tax-Free Income Fund .................................    62

Franklin New Jersey Tax-Free Income Fund .................................    72

Franklin Oregon Tax-Free Income Fund .....................................    81

Franklin Pennsylvania Tax-Free Income Fund ...............................    90

Financial Highlights and  Statements of Investments ......................   100

Financial Statements .....................................................   205

Notes to Financial Statements ............................................   218

Report of Independent Registered Public

Accounting Firm ..........................................................   236

Tax Designation ..........................................................   237

Board Members and Officers ...............................................   238

Shareholder Information ..................................................   243

--------------------------------------------------------------------------------

Annual Report

Municipal Bond Market Overview

The year ended February 29, 2008, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated during the third quarter of 2007 as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets in August contributed to an increase in overall volatility and declining values in most asset classes.

Near the end of 2007, ongoing concerns about the financial health of municipal bond insurance companies intensified. Specifically, many questioned how long they would retain their AAA ratings, given losses related to their involvement in the collateralized debt obligation (CDO) and mortgage securities markets. The three major rating agencies -- Fitch Ratings, Moody's Investors Service and Standard & Poor's -- began in-depth analyses of the major insurance companies in mid-December 2007 and assigned a negative outlook on several of these companies. Stock prices for publicly held municipal insurance companies suffered greatly, and many municipal market participants appeared nervous about insured bonds. The municipal market's first monoline (single industry) insurer, Ambac Financial Group Inc. (AMBAC), lost its AAA rating when Fitch Ratings downgraded it to AA on January 18, 2008. Since then, several other municipal insurers have been downgraded, and the market was absorbing this rapidly evolving information.

Investors should be aware that insurance companies insure bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying ratings of A or better, and the historical average default rate for such bonds is less than 1%. Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market beginning in January 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes (VRDNs) hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory


                                                               Annual Report | 7
on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have recently failed due to dealers' liquidity constraints. It is important to note that this is a liquidity issue and a supply and demand imbalance, not a credit or default scenario.

Over the 12-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, and spreads for credit-driven securities widened. For the year ended February 29, 2008, the Lehman Brothers Municipal Bond Index had a -1.17% total return and the Lehman Brothers U.S. Treasury Index returned +11.39%.1 High yield municipal bonds, as measured by the Lehman Brothers Municipal Bond Index: Non-Investment Grade, had a -6.83% return for the same period. 2

The recent environment contributed to dramatically steeper Treasury and municipal bond curves (spread between short and longer-term yields). On February 29, 2008, two-year, 10-year and 30-year Treasury yields were 1.65%, 3.53% and 4.40%, respectively. The yields on two-year, 10-year and 30-year Treasuries fell 300, 103 and 28 basis points (100 basis points equal one percentage point), respectively, over the period. Because of the increasing

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

2. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
Non-Investment Grade includes bonds with a maximum credit rating of Ba1. All bonds included must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index.


8 | Annual Report
shortage of eligible tax-exempt money fund securities, the two-year municipal bond yield decreased from 3.55% to 2.63% during the reporting period. 3 The 10-year municipal note yield increased from 3.65% to 4.12%, while the 30-year municipal bond yield rose substantially from 3.95% to 5.14% during the reporting period. 3 The difference between one- and 30-year municipal yields increased 250 basis points, from 39 on February 28, 2007, to 289 basis points at period-end, resulting in a much steeper municipal yield curve. 3

3. Source: Thomson Financial.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 29, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                               Annual Report | 9

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively positive sloping municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 15 years for the intermediate-term fund, and 5 years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

The fiscal year under review was unusually challenging for the municipal bond insurance industry, which comprises seven companies that had AAA ratings -- MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty. Rising levels of subprime mortgage defaults through the second half of 2007 and at the start of 2008, along with the bond insurers' exposure to subprime mortgages, especially in the form of structured debt securities called collateralized debt obligations, prompted independent credit rating agencies Standard & Poor's (S&P) and Moody's to undertake in-depth evaluations of the bond insurance companies in December 2007. As a result, the rating agencies downgraded two of the seven AAA-rated municipal bond insurers, and lowered the outlook for three others to negative. It is important to note that the recent downgrades have not impacted the claims-paying resources of the stressed bond insurers as they have very few actual losses relative to the amount of securities they have insured. The downgrades to date are a result of the uncertainty that surrounds the future performance of subprime loans and the perceived risks of potential losses going forward.

So far in 2008, FGIC was downgraded to A by S&P and A3 by Moody's with a stable outlook, and XLCA was downgraded to A- and A3 with a negative outlook, as they were unable to raise the capital required by the rating agencies to maintain their AAA ratings. MBIA and AMBAC successfully raised the required


10 | Annual Report
capital to maintain their AAA ratings; however, they have negative outlooks pending further analysis and performance of the subprime mortgage loans they hold, as well as the soundness of their business models going forward. As of February 29, 2008, both rating agencies were assessing CIFG's capital-raising plans and business model for potential ratings downgrade, while they both have assigned CIFG a negative outlook. (In March 2008, S&P and Moody's downgraded CIFG to A+ with a negative outlook and A1 with a stable outlook, respectively.) Both rating agencies affirmed FSA and Assured Guaranty AAA ratings with stable outlooks.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. This was especially notable in the municipal bond market, with yields over the past 20 years averaging 88% of 30-year U.S. Treasury yields. In a marked shift amid recent volatility, high grade municipal yields were well in excess of Treasury yields on a nominal basis. Insured bonds generally underperformed during the 12 months under review as evidenced by the -1.17% return of the Lehman Brothers Municipal Bond Index compared with the -2.53% return of the Lehman Brothers Insured Municipal Bond Index.1 During the fourth quarter of 2007, the market appeared to develop a three-tier perception of the bond insurance companies, which affected the traditional trading spreads of the "Big Four" insurers -- MBIA, AMBAC, FGIC and FSA. FSA and Assured Guaranty became more desirable than MBIA and AMBAC; MBIA and AMBAC were more desirable than FGIC, XLCA and CIFG. Historically, the market perceived MBIA, AMBAC, FGIC and FSA as having extremely adequate claims-paying ability and therefore required no extra yield for securities carrying their insurance. Assured Guaranty, XLCA and CIFG are newer entrants to the industry and were still developing their businesses, so the market generally required more yield from them.

At period-end, it was difficult to determine how long municipal bond market weakness will continue and how the bond insurance industry will ultimately resolve its current stresses. It is important to note, however, that in times of uncertainty we have tended to see favorable valuations from technical and fundamental perspectives that can provide opportunities to enhance the overall structure of our tax-free income Funds.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers Insured Municipal Bond Index is composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.


                                                              Annual Report | 11

EXPLANATION OF RATINGS

--------------------------------------------------------------------------------
                                                            S&P*      MOODY'S**
--------------------------------------------------------------------------------
Highest quality, "gilt edged;" strongest creditworthiness.  AAA          Aaa
--------------------------------------------------------------------------------
High quality; very strong creditworthiness.                 AA           Aa
--------------------------------------------------------------------------------
Upper medium grade; above average creditworthiness.          A            A
--------------------------------------------------------------------------------
Medium grade; average creditworthiness.                     BBB          Baa
--------------------------------------------------------------------------------
Predominantly speculative; below average creditworthiness.  BB           Ba
--------------------------------------------------------------------------------
Speculative, low grade; weak creditworthiness.               B            B
--------------------------------------------------------------------------------
Poor to default; very weak creditworthiness.                CCC          Caa
--------------------------------------------------------------------------------
Highest speculation; extremely weak creditworthiness.       CC           Ca
--------------------------------------------------------------------------------
Lowest quality; weakest creditworthiness.                   C            C
--------------------------------------------------------------------------------

 * May use + or - to modify some ratings.

** Uses numerical modifiers 1, 2 and 3 in the range from Aa through Caa.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Franklin Arizona Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   39.2%
AA ...................................   23.0%
A ....................................   13.8%
BBB ..................................   19.6%
Not Rated by S&P .....................    4.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                MOODY'S
AAA or Aaa                                1.2%
AA or Aa                                  0.2%
A                                         2.7%
BBB or Baa                                0.3%
-----------------------------------------------
Total                                     4.4%

--------------------------------------------------------------------------------

This annual report for Franklin Arizona Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.16 on February 28, 2007, to $10.30 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 103.


                                                              Annual Report | 13

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                    CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
March 2007                             3.94 cents     3.43 cents     3.42 cents
--------------------------------------------------------------------------------
April 2007                             3.94 cents     3.43 cents     3.42 cents
--------------------------------------------------------------------------------
May 2007                               3.94 cents     3.43 cents     3.42 cents
--------------------------------------------------------------------------------
June 2007                              3.94 cents     3.45 cents     3.44 cents
--------------------------------------------------------------------------------
July 2007                              3.94 cents     3.45 cents     3.44 cents
--------------------------------------------------------------------------------
August 2007                            3.94 cents     3.45 cents     3.44 cents
--------------------------------------------------------------------------------
September 2007                         3.94 cents     3.44 cents     3.43 cents
--------------------------------------------------------------------------------
October 2007                           3.94 cents     3.44 cents     3.43 cents
--------------------------------------------------------------------------------
November 2007                          3.94 cents     3.44 cents     3.43 cents
--------------------------------------------------------------------------------
December 2007                          3.94 cents     3.44 cents     3.44 cents
--------------------------------------------------------------------------------
January 2008                           3.94 cents     3.44 cents     3.44 cents
--------------------------------------------------------------------------------
February 2008                          3.94 cents     3.44 cents     3.44 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 47.32 cents per share for the same period. 2 The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.34% based on an annualization of the current 3.89 cent per share dividend and the maximum offering price of $10.76 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Arizona personal income tax bracket of 37.95% would need to earn a distribution rate of 6.99% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

As one of the country's fastest-growing states in terms of population, Arizona has enjoyed a diverse and expanding economy in recent years driven by strength in the construction, retail trade, and professional and business services sectors. However, labor force growth has cooled due to the slowing national economy

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


14 | Annual Report
and housing market downturn. The construction industry, in particular, decelerated considerably in 2007. Still, unemployment remained low, and at 4.0% in February 2008 was below the 4.8% U.S. jobless rate. 3 Per capita income has improved over the past few years but remained below average at 87% of the national median. 4

The state's financial position improved within the past couple of years. However, fiscal year 2007 recurring revenues were short of forecast levels by $233 million due to lower-than-projected sales tax and individual income tax collections. 4 Slower revenue trends continued into the first four months of fiscal year 2008 with total revenue collections coming in at 7.5% below forecasts. 4 State officials expect a large $800 million budget gap in fiscal year 2008 due to lower-than-projected revenue collections and higher-than-expected Medicaid and human service program expenditures. 4 Governor Napolitano proposed several measures to eliminate the budget gap including transfers from the budget stabilization fund, spending reductions and replacing school capital projects with debt financing.

Arizona, in accordance with its state constitution, cannot issue general obligation bonds and therefore has a low debt burden at $590 per capita compared with the national mean of $1,045. 4, 5 Independent credit rating agency Standard & Poor's (S&P) also deemed Arizona's financial management practices as good. Thus, S&P assigned the state an AA issuer credit rating with a stable outlook. 6 The rating and outlook reflected the state's diverse economy with rapid population growth, a well-established revenue-estimating process and below-average debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               32.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    16.1%
--------------------------------------------------------------------------------
Utilities                                                                 12.4%
--------------------------------------------------------------------------------
Higher Education                                                          10.1%
--------------------------------------------------------------------------------
Other Revenue                                                              8.0%
--------------------------------------------------------------------------------
General Obligation                                                         6.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       5.1%
--------------------------------------------------------------------------------
Transportation                                                             4.3%
--------------------------------------------------------------------------------
Tax-Supported                                                              3.6%
--------------------------------------------------------------------------------
Housing                                                                    1.1%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Arizona; General Obligation," RATINGSDIRECT, 12/12/07.

5. Source: Standard & Poor's, "State Review: Florida," RATINGSDIRECT, 12/17/07.

6. This does not indicate S&P's rating of the Fund.


                                                              Annual Report | 15

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


16 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTAZX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.86     $10.30     $11.16
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4732
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBAZX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.86     $10.36     $11.22
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4131
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FAZIX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.86     $10.41     $11.27
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4123
--------------------------------------------------------------------------------


                                                              Annual Report | 17

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------------------------------
CLASS A                                                                   1-YEAR             5-YEAR                  10-YEAR
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                                 -3.62%            +18.11%                  +46.69%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                             -7.75%             +2.50%                   +3.45%
----------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                                        -4.06%             +3.19%                   +3.81%
----------------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   4.34%
----------------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.99%
----------------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.62%
----------------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.83%
----------------------------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                     0.63%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B                                                                   1-YEAR             5-YEAR            INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                                 -4.12%            +14.83%                  +41.53%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                             -7.82%             +2.46%                   +4.39%
----------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                                        -4.20%             +3.17%                   +4.80%
----------------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.92%
----------------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.32%
----------------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.20%
----------------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.16%
----------------------------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                     1.17%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C                                                                   1-YEAR             5-YEAR                  10-YEAR
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                                 -4.11%            +14.94%                  +38.91%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                             -5.04%             +2.82%                   +3.34%
----------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                                        -1.24%             +3.53%                   +3.71%
----------------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.90%
----------------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                6.29%
----------------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.24%
----------------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.22%
----------------------------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                     1.18%
----------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


18 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Arizona          Lehman Brothers
   Date       Tax-Free Income Fund    Municipal Bond Index 8      CPI 8
-------------------------------------------------------------------------
  3/1/1998          $  9,573                 $ 10,000           $ 10,000
 3/31/1998          $  9,573                 $ 10,009           $ 10,019
 4/30/1998          $  9,556                 $  9,964           $ 10,037
 5/31/1998          $  9,675                 $ 10,121           $ 10,056
 6/30/1998          $  9,704                 $ 10,161           $ 10,068
 7/31/1998          $  9,729                 $ 10,187           $ 10,080
 8/31/1998          $  9,850                 $ 10,344           $ 10,093
 9/30/1998          $  9,969                 $ 10,473           $ 10,105
10/31/1998          $  9,958                 $ 10,473           $ 10,130
11/30/1998          $  9,992                 $ 10,510           $ 10,130
12/31/1998          $ 10,003                 $ 10,536           $ 10,124
 1/31/1999          $ 10,107                 $ 10,661           $ 10,148
 2/28/1999          $ 10,070                 $ 10,615           $ 10,161
 3/31/1999          $ 10,103                 $ 10,629           $ 10,191
 4/30/1999          $ 10,118                 $ 10,656           $ 10,266
 5/31/1999          $ 10,081                 $ 10,594           $ 10,266
 6/30/1999          $  9,930                 $ 10,442           $ 10,266
 7/31/1999          $  9,954                 $ 10,480           $ 10,296
 8/31/1999          $  9,825                 $ 10,396           $ 10,321
 9/30/1999          $  9,814                 $ 10,400           $ 10,371
10/31/1999          $  9,637                 $ 10,287           $ 10,389
11/30/1999          $  9,708                 $ 10,397           $ 10,395
12/31/1999          $  9,613                 $ 10,319           $ 10,395
 1/31/2000          $  9,537                 $ 10,274           $ 10,426
 2/29/2000          $  9,647                 $ 10,394           $ 10,488
 3/31/2000          $  9,879                 $ 10,621           $ 10,574
 4/30/2000          $  9,820                 $ 10,558           $ 10,581
 5/31/2000          $  9,761                 $ 10,503           $ 10,593
 6/30/2000          $  9,997                 $ 10,782           $ 10,649
 7/31/2000          $ 10,137                 $ 10,932           $ 10,673
 8/31/2000          $ 10,298                 $ 11,100           $ 10,673
 9/30/2000          $ 10,248                 $ 11,042           $ 10,729
10/31/2000          $ 10,352                 $ 11,163           $ 10,747
11/30/2000          $ 10,418                 $ 11,247           $ 10,754
12/31/2000          $ 10,610                 $ 11,525           $ 10,747
 1/31/2001          $ 10,657                 $ 11,639           $ 10,815
 2/28/2001          $ 10,694                 $ 11,676           $ 10,859
 3/31/2001          $ 10,770                 $ 11,781           $ 10,883
 4/30/2001          $ 10,668                 $ 11,653           $ 10,926
 5/31/2001          $ 10,755                 $ 11,779           $ 10,976
 6/30/2001          $ 10,862                 $ 11,858           $ 10,994
 7/31/2001          $ 11,051                 $ 12,033           $ 10,964
 8/31/2001          $ 11,189                 $ 12,231           $ 10,964
 9/30/2001          $ 11,134                 $ 12,190           $ 11,013
10/31/2001          $ 11,181                 $ 12,336           $ 10,976
11/30/2001          $ 11,024                 $ 12,232           $ 10,957
12/31/2001          $ 10,927                 $ 12,116           $ 10,914
 1/31/2002          $ 11,047                 $ 12,326           $ 10,939
 2/28/2002          $ 11,188                 $ 12,475           $ 10,982
 3/31/2002          $ 10,985                 $ 12,230           $ 11,044
 4/30/2002          $ 11,148                 $ 12,469           $ 11,106
 5/31/2002          $ 11,185                 $ 12,545           $ 11,106
 6/30/2002          $ 11,286                 $ 12,678           $ 11,112
 7/31/2002          $ 11,429                 $ 12,841           $ 11,124
 8/31/2002          $ 11,563                 $ 12,995           $ 11,161
 9/30/2002          $ 11,834                 $ 13,280           $ 11,180
10/31/2002          $ 11,604                 $ 13,059           $ 11,198
11/30/2002          $ 11,544                 $ 13,005           $ 11,198
12/31/2002          $ 11,765                 $ 13,280           $ 11,174
 1/31/2003          $ 11,725                 $ 13,246           $ 11,223
 2/28/2003          $ 11,892                 $ 13,431           $ 11,309
 3/31/2003          $ 11,907                 $ 13,439           $ 11,377
 4/30/2003          $ 11,988                 $ 13,528           $ 11,353
 5/31/2003          $ 12,279                 $ 13,845           $ 11,334
 6/30/2003          $ 12,271                 $ 13,786           $ 11,347
 7/31/2003          $ 11,841                 $ 13,303           $ 11,359
 8/31/2003          $ 11,934                 $ 13,403           $ 11,402
 9/30/2003          $ 12,285                 $ 13,797           $ 11,439
10/31/2003          $ 12,245                 $ 13,727           $ 11,427
11/30/2003          $ 12,395                 $ 13,870           $ 11,396
12/31/2003          $ 12,511                 $ 13,985           $ 11,384
 1/31/2004          $ 12,650                 $ 14,065           $ 11,439
 2/29/2004          $ 12,847                 $ 14,277           $ 11,501
 3/31/2004          $ 12,826                 $ 14,227           $ 11,575
 4/30/2004          $ 12,483                 $ 13,890           $ 11,612
 5/31/2004          $ 12,406                 $ 13,840           $ 11,680
 6/30/2004          $ 12,466                 $ 13,890           $ 11,717
 7/31/2004          $ 12,700                 $ 14,073           $ 11,699
 8/31/2004          $ 12,959                 $ 14,355           $ 11,705
 9/30/2004          $ 13,054                 $ 14,431           $ 11,729
10/31/2004          $ 13,185                 $ 14,555           $ 11,791
11/30/2004          $ 13,079                 $ 14,435           $ 11,797
12/31/2004          $ 13,269                 $ 14,612           $ 11,754
 1/31/2005          $ 13,448                 $ 14,748           $ 11,779
 2/28/2005          $ 13,436                 $ 14,699           $ 11,847
 3/31/2005          $ 13,376                 $ 14,607           $ 11,939
 4/30/2005          $ 13,605                 $ 14,837           $ 12,020
 5/31/2005          $ 13,714                 $ 14,942           $ 12,007
 6/30/2005          $ 13,787                 $ 15,034           $ 12,014
 7/31/2005          $ 13,714                 $ 14,966           $ 12,069
 8/31/2005          $ 13,726                 $ 15,118           $ 12,131
 9/30/2005          $ 13,629                 $ 15,016           $ 12,279
10/31/2005          $ 13,530                 $ 14,925           $ 12,304
11/30/2005          $ 13,579                 $ 14,996           $ 12,205
12/31/2005          $ 13,716                 $ 15,125           $ 12,156
 1/31/2006          $ 13,728                 $ 15,166           $ 12,248
 2/28/2006          $ 13,878                 $ 15,268           $ 12,273
 3/31/2006          $ 13,777                 $ 15,163           $ 12,341
 4/30/2006          $ 13,763                 $ 15,157           $ 12,446
 5/31/2006          $ 13,800                 $ 15,225           $ 12,508
 6/30/2006          $ 13,774                 $ 15,167           $ 12,532
 7/31/2006          $ 13,913                 $ 15,348           $ 12,569
 8/31/2006          $ 14,117                 $ 15,576           $ 12,594
 9/30/2006          $ 14,218                 $ 15,684           $ 12,532
10/31/2006          $ 14,321                 $ 15,782           $ 12,464
11/30/2006          $ 14,462                 $ 15,914           $ 12,446
12/31/2006          $ 14,422                 $ 15,858           $ 12,464
 1/31/2007          $ 14,382                 $ 15,817           $ 12,503
 2/28/2007          $ 14,577                 $ 16,025           $ 12,569
 3/31/2007          $ 14,524                 $ 15,986           $ 12,684
 4/30/2007          $ 14,562                 $ 16,033           $ 12,766
 5/31/2007          $ 14,482                 $ 15,962           $ 12,844
 6/30/2007          $ 14,416                 $ 15,880           $ 12,869
 7/31/2007          $ 14,508                 $ 16,003           $ 12,866
 8/31/2007          $ 14,388                 $ 15,934           $ 12,842
 9/30/2007          $ 14,601                 $ 16,169           $ 12,878
10/31/2007          $ 14,666                 $ 16,242           $ 12,905
11/30/2007          $ 14,693                 $ 16,345           $ 12,982
12/31/2007          $ 14,759                 $ 16,390           $ 12,973
 1/31/2008          $ 14,866                 $ 16,597           $ 13,038
 2/29/2008          $ 14,043                 $ 15,837           $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -7.75%
------------------------------
5-Year                  +2.50%
------------------------------
10-Year                 +3.45%
------------------------------

CLASS B (2/1/00-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Arizona          Lehman Brothers
   Date       Tax-Free Income Fund    Municipal Bond Index 8      CPI 8
-------------------------------------------------------------------------
  2/1/2000          $ 10,000                 $ 10,000           $ 10,000
 2/29/2000          $ 10,105                 $ 10,116           $ 10,059
 3/31/2000          $ 10,343                 $ 10,337           $ 10,142
 4/30/2000          $ 10,286                 $ 10,276           $ 10,148
 5/31/2000          $ 10,221                 $ 10,223           $ 10,160
 6/30/2000          $ 10,461                 $ 10,494           $ 10,213
 7/31/2000          $ 10,613                 $ 10,640           $ 10,237
 8/31/2000          $ 10,775                 $ 10,804           $ 10,237
 9/30/2000          $ 10,718                 $ 10,747           $ 10,290
10/31/2000          $ 10,821                 $ 10,865           $ 10,308
11/30/2000          $ 10,895                 $ 10,947           $ 10,314
12/31/2000          $ 11,081                 $ 11,217           $ 10,308
 1/31/2001          $ 11,124                 $ 11,328           $ 10,373
 2/28/2001          $ 11,158                 $ 11,364           $ 10,415
 3/31/2001          $ 11,242                 $ 11,466           $ 10,438
 4/30/2001          $ 11,120                 $ 11,342           $ 10,480
 5/31/2001          $ 11,215                 $ 11,464           $ 10,527
 6/30/2001          $ 11,322                 $ 11,541           $ 10,545
 7/31/2001          $ 11,512                 $ 11,712           $ 10,515
 8/31/2001          $ 11,651                 $ 11,905           $ 10,515
 9/30/2001          $ 11,588                 $ 11,865           $ 10,563
10/31/2001          $ 11,632                 $ 12,006           $ 10,527
11/30/2001          $ 11,474                 $ 11,905           $ 10,509
12/31/2001          $ 11,358                 $ 11,792           $ 10,468
 1/31/2002          $ 11,476                 $ 11,997           $ 10,492
 2/28/2002          $ 11,627                 $ 12,141           $ 10,533
 3/31/2002          $ 11,402                 $ 11,903           $ 10,592
 4/30/2002          $ 11,575                 $ 12,136           $ 10,652
 5/31/2002          $ 11,598                 $ 12,210           $ 10,652
 6/30/2002          $ 11,707                 $ 12,339           $ 10,658
 7/31/2002          $ 11,850                 $ 12,498           $ 10,669
 8/31/2002          $ 11,971                 $ 12,648           $ 10,705
 9/30/2002          $ 12,257                 $ 12,925           $ 10,723
10/31/2002          $ 12,014                 $ 12,711           $ 10,741
11/30/2002          $ 11,946                 $ 12,658           $ 10,741
12/31/2002          $ 12,168                 $ 12,925           $ 10,717
 1/31/2003          $ 12,122                 $ 12,892           $ 10,764
 2/28/2003          $ 12,299                 $ 13,072           $ 10,847
 3/31/2003          $ 12,298                 $ 13,080           $ 10,912
 4/30/2003          $ 12,375                 $ 13,167           $ 10,889
 5/31/2003          $ 12,668                 $ 13,475           $ 10,871
 6/30/2003          $ 12,655                 $ 13,418           $ 10,883
 7/31/2003          $ 12,207                 $ 12,948           $ 10,895
 8/31/2003          $ 12,297                 $ 13,045           $ 10,936
 9/30/2003          $ 12,652                 $ 13,428           $ 10,972
10/31/2003          $ 12,604                 $ 13,361           $ 10,960
11/30/2003          $ 12,753                 $ 13,500           $ 10,930
12/31/2003          $ 12,866                 $ 13,612           $ 10,918
 1/31/2004          $ 13,003                 $ 13,690           $ 10,972
 2/29/2004          $ 13,198                 $ 13,896           $ 11,031
 3/31/2004          $ 13,171                 $ 13,847           $ 11,102
 4/30/2004          $ 12,814                 $ 13,519           $ 11,137
 5/31/2004          $ 12,740                 $ 13,470           $ 11,203
 6/30/2004          $ 12,795                 $ 13,519           $ 11,238
 7/31/2004          $ 13,028                 $ 13,697           $ 11,220
 8/31/2004          $ 13,286                 $ 13,972           $ 11,226
 9/30/2004          $ 13,377                 $ 14,046           $ 11,250
10/31/2004          $ 13,505                 $ 14,167           $ 11,309
11/30/2004          $ 13,391                 $ 14,050           $ 11,315
12/31/2004          $ 13,578                 $ 14,221           $ 11,274
 1/31/2005          $ 13,754                 $ 14,354           $ 11,297
 2/28/2005          $ 13,736                 $ 14,307           $ 11,363
 3/31/2005          $ 13,681                 $ 14,216           $ 11,451
 4/30/2005          $ 13,895                 $ 14,441           $ 11,528
 5/31/2005          $ 13,999                 $ 14,543           $ 11,517
 6/30/2005          $ 14,067                 $ 14,633           $ 11,523
 7/31/2005          $ 13,986                 $ 14,567           $ 11,576
 8/31/2005          $ 13,993                 $ 14,714           $ 11,635
 9/30/2005          $ 13,887                 $ 14,615           $ 11,777
10/31/2005          $ 13,781                 $ 14,526           $ 11,801
11/30/2005          $ 13,825                 $ 14,596           $ 11,706
12/31/2005          $ 13,957                 $ 14,721           $ 11,659
 1/31/2006          $ 13,963                 $ 14,761           $ 11,748
 2/28/2006          $ 14,108                 $ 14,860           $ 11,771
 3/31/2006          $ 13,999                 $ 14,758           $ 11,836
 4/30/2006          $ 13,980                 $ 14,752           $ 11,937
 5/31/2006          $ 14,010                 $ 14,818           $ 11,996
 6/30/2006          $ 13,978                 $ 14,762           $ 12,020
 7/31/2006          $ 14,112                 $ 14,938           $ 12,056
 8/31/2006          $ 14,310                 $ 15,160           $ 12,079
 9/30/2006          $ 14,419                 $ 15,265           $ 12,020
10/31/2006          $ 14,503                 $ 15,361           $ 11,955
11/30/2006          $ 14,652                 $ 15,489           $ 11,937
12/31/2006          $ 14,592                 $ 15,434           $ 11,955
 1/31/2007          $ 14,545                 $ 15,395           $ 11,991
 2/28/2007          $ 14,734                 $ 15,597           $ 12,056
 3/31/2007          $ 14,674                 $ 15,559           $ 12,165
 4/30/2007          $ 14,706                 $ 15,605           $ 12,244
 5/31/2007          $ 14,632                 $ 15,536           $ 12,319
 6/30/2007          $ 14,546                 $ 15,455           $ 12,343
 7/31/2007          $ 14,632                 $ 15,575           $ 12,340
 8/31/2007          $ 14,505                 $ 15,508           $ 12,317
 9/30/2007          $ 14,725                 $ 15,738           $ 12,351
10/31/2007          $ 14,771                 $ 15,808           $ 12,378
11/30/2007          $ 14,804                 $ 15,909           $ 12,451
12/31/2007          $ 14,850                 $ 15,953           $ 12,443
 1/31/2008          $ 14,964                 $ 16,154           $ 12,505
 2/29/2008          $ 14,153                 $ 15,414           $ 12,541

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                     2/29/08
-----------------------------------
1-Year                       -7.82%
-----------------------------------
5-Year                       +2.46%
-----------------------------------
Since Inception (2/1/00)     +4.39%
-----------------------------------


                                                              Annual Report | 19

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C                     2/29/08
-----------------------------------
1-Year                       -5.04%
-----------------------------------
5-Year                       +2.82%
-----------------------------------
10-Year                      +3.34%
-----------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Arizona          Lehman Brothers
   Date       Tax-Free Income Fund    Municipal Bond Index 8      CPI 8
-------------------------------------------------------------------------
 3/1/1998           $ 10,000                 $ 10,000           $ 10,000
 3/31/1998          $  9,995                 $ 10,009           $ 10,019
 4/30/1998          $  9,964                 $  9,964           $ 10,037
 5/31/1998          $ 10,082                 $ 10,121           $ 10,056
 6/30/1998          $ 10,117                 $ 10,161           $ 10,068
 7/31/1998          $ 10,130                 $ 10,187           $ 10,080
 8/31/1998          $ 10,258                 $ 10,344           $ 10,093
 9/30/1998          $ 10,386                 $ 10,473           $ 10,105
10/31/1998          $ 10,361                 $ 10,473           $ 10,130
11/30/1998          $ 10,390                 $ 10,510           $ 10,130
12/31/1998          $ 10,397                 $ 10,536           $ 10,124
 1/31/1999          $ 10,499                 $ 10,661           $ 10,148
 2/28/1999          $ 10,455                 $ 10,615           $ 10,161
 3/31/1999          $ 10,494                 $ 10,629           $ 10,191
 4/30/1999          $ 10,505                 $ 10,656           $ 10,266
 5/31/1999          $ 10,452                 $ 10,594           $ 10,266
 6/30/1999          $ 10,293                 $ 10,442           $ 10,266
 7/31/1999          $ 10,313                 $ 10,480           $ 10,296
 8/31/1999          $ 10,176                 $ 10,396           $ 10,321
 9/30/1999          $ 10,159                 $ 10,400           $ 10,371
10/31/1999          $  9,973                 $ 10,287           $ 10,389
11/30/1999          $ 10,041                 $ 10,397           $ 10,395
12/31/1999          $  9,939                 $ 10,319           $ 10,395
 1/31/2000          $  9,856                 $ 10,274           $ 10,426
 2/29/2000          $  9,964                 $ 10,394           $ 10,488
 3/31/2000          $ 10,197                 $ 10,621           $ 10,574
 4/30/2000          $ 10,133                 $ 10,558           $ 10,581
 5/31/2000          $ 10,068                 $ 10,503           $ 10,593
 6/30/2000          $ 10,304                 $ 10,782           $ 10,649
 7/31/2000          $ 10,444                 $ 10,932           $ 10,673
 8/31/2000          $ 10,604                 $ 11,100           $ 10,673
 9/30/2000          $ 10,557                 $ 11,042           $ 10,729
10/31/2000          $ 10,649                 $ 11,163           $ 10,747
11/30/2000          $ 10,721                 $ 11,247           $ 10,754
12/31/2000          $ 10,913                 $ 11,525           $ 10,747
 1/31/2001          $ 10,945                 $ 11,639           $ 10,815
 2/28/2001          $ 10,978                 $ 11,676           $ 10,859
 3/31/2001          $ 11,061                 $ 11,781           $ 10,883
 4/30/2001          $ 10,941                 $ 11,653           $ 10,926
 5/31/2001          $ 11,035                 $ 11,779           $ 10,976
 6/30/2001          $ 11,139                 $ 11,858           $ 10,994
 7/31/2001          $ 11,326                 $ 12,033           $ 10,964
 8/31/2001          $ 11,462                 $ 12,231           $ 10,964
 9/30/2001          $ 11,401                 $ 12,190           $ 11,013
10/31/2001          $ 11,443                 $ 12,336           $ 10,976
11/30/2001          $ 11,278                 $ 12,232           $ 10,957
12/31/2001          $ 11,175                 $ 12,116           $ 10,914
 1/31/2002          $ 11,291                 $ 12,326           $ 10,939
 2/28/2002          $ 11,439                 $ 12,475           $ 10,982
 3/31/2002          $ 11,218                 $ 12,230           $ 11,044
 4/30/2002          $ 11,388                 $ 12,469           $ 11,106
 5/31/2002          $ 11,410                 $ 12,545           $ 11,106
 6/30/2002          $ 11,517                 $ 12,678           $ 11,112
 7/31/2002          $ 11,657                 $ 12,841           $ 11,124
 8/31/2002          $ 11,787                 $ 12,995           $ 11,161
 9/30/2002          $ 12,056                 $ 13,280           $ 11,180
10/31/2002          $ 11,818                 $ 13,059           $ 11,198
11/30/2002          $ 11,752                 $ 13,005           $ 11,198
12/31/2002          $ 11,969                 $ 13,280           $ 11,174
 1/31/2003          $ 11,924                 $ 13,246           $ 11,223
 2/28/2003          $ 12,088                 $ 13,431           $ 11,309
 3/31/2003          $ 12,098                 $ 13,439           $ 11,377
 4/30/2003          $ 12,174                 $ 13,528           $ 11,353
 5/31/2003          $ 12,462                 $ 13,845           $ 11,334
 6/30/2003          $ 12,448                 $ 13,786           $ 11,347
 7/31/2003          $ 12,008                 $ 13,303           $ 11,359
 8/31/2003          $ 12,096                 $ 13,403           $ 11,402
 9/30/2003          $ 12,442                 $ 13,797           $ 11,439
10/31/2003          $ 12,395                 $ 13,727           $ 11,427
11/30/2003          $ 12,540                 $ 13,870           $ 11,396
12/31/2003          $ 12,651                 $ 13,985           $ 11,384
 1/31/2004          $ 12,796                 $ 14,065           $ 11,439
 2/29/2004          $ 12,988                 $ 14,277           $ 11,501
 3/31/2004          $ 12,962                 $ 14,227           $ 11,575
 4/30/2004          $ 12,601                 $ 13,890           $ 11,612
 5/31/2004          $ 12,529                 $ 13,840           $ 11,680
 6/30/2004          $ 12,583                 $ 13,890           $ 11,717
 7/31/2004          $ 12,811                 $ 14,073           $ 11,699
 8/31/2004          $ 13,064                 $ 14,355           $ 11,705
 9/30/2004          $ 13,154                 $ 14,431           $ 11,729
10/31/2004          $ 13,278                 $ 14,555           $ 11,791
11/30/2004          $ 13,167                 $ 14,435           $ 11,797
12/31/2004          $ 13,351                 $ 14,612           $ 11,754
 1/31/2005          $ 13,523                 $ 14,748           $ 11,779
 2/28/2005          $ 13,517                 $ 14,699           $ 11,847
 3/31/2005          $ 13,451                 $ 14,607           $ 11,939
 4/30/2005          $ 13,661                 $ 14,837           $ 12,020
 5/31/2005          $ 13,775                 $ 14,942           $ 12,007
 6/30/2005          $ 13,841                 $ 15,034           $ 12,014
 7/31/2005          $ 13,750                 $ 14,966           $ 12,069
 8/31/2005          $ 13,769                 $ 15,118           $ 12,131
 9/30/2005          $ 13,653                 $ 15,016           $ 12,279
10/31/2005          $ 13,561                 $ 14,925           $ 12,304
11/30/2005          $ 13,591                 $ 14,996           $ 12,205
12/31/2005          $ 13,733                 $ 15,125           $ 12,156
 1/31/2006          $ 13,739                 $ 15,166           $ 12,248
 2/28/2006          $ 13,881                 $ 15,268           $ 12,273
 3/31/2006          $ 13,762                 $ 15,163           $ 12,341
 4/30/2006          $ 13,742                 $ 15,157           $ 12,446
 5/31/2006          $ 13,772                 $ 15,225           $ 12,508
 6/30/2006          $ 13,740                 $ 15,167           $ 12,532
 7/31/2006          $ 13,884                 $ 15,348           $ 12,569
 8/31/2006          $ 14,078                 $ 15,576           $ 12,594
 9/30/2006          $ 14,185                 $ 15,684           $ 12,532
10/31/2006          $ 14,267                 $ 15,782           $ 12,464
11/30/2006          $ 14,400                 $ 15,914           $ 12,446
12/31/2006          $ 14,354                 $ 15,858           $ 12,464
 1/31/2007          $ 14,308                 $ 15,817           $ 12,503
 2/28/2007          $ 14,493                 $ 16,025           $ 12,569
 3/31/2007          $ 14,434                 $ 15,986           $ 12,684
 4/30/2007          $ 14,465                 $ 16,033           $ 12,766
 5/31/2007          $ 14,393                 $ 15,962           $ 12,844
 6/30/2007          $ 14,308                 $ 15,880           $ 12,869
 7/31/2007          $ 14,392                 $ 16,003           $ 12,866
 8/31/2007          $ 14,267                 $ 15,934           $ 12,842
 9/30/2007          $ 14,483                 $ 16,169           $ 12,878
10/31/2007          $ 14,528                 $ 16,242           $ 12,905
11/30/2007          $ 14,560                 $ 16,345           $ 12,982
12/31/2007          $ 14,619                 $ 16,390           $ 12,973
 1/31/2008          $ 14,717                 $ 16,597           $ 13,038
 2/29/2008          $ 13,891                 $ 15,837           $ 13,076

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Arizona personal income tax rate of 37.95%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


20 | Annual Report

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07         VALUE 2/29/08         PERIOD* 9/1/07-2/29/08
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  976.30                   $3.10
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.73                   $3.17
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  973.70                   $5.74
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.05                   $5.87
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  973.80                   $5.79
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.00                   $5.92
-------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.17%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


22 | Annual Report

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   47.8%
AA ...................................    5.6%
A ....................................   16.3%
BBB ..................................    8.5%
Not Rated by S&P .....................   21.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                     MOODY'S   INTERNAL
AAA or Aaa                    14.3%        --
AA or Aa                       1.2%       0.1%
A                              3.7%       0.1%
BBB or Baa                     1.6%       0.8%
----------------------------------------------
Total                         20.8%       1.0%

--------------------------------------------------------------------------------

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.10 on February 28, 2007, to $11.14 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 111.


                                                              Annual Report | 23

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                  CLASS A        CLASS C
--------------------------------------------------------------------------------
March 2007                                            4.19 cents     3.62 cents
--------------------------------------------------------------------------------
April 2007                                            4.19 cents     3.62 cents
--------------------------------------------------------------------------------
May 2007                                              4.19 cents     3.62 cents
--------------------------------------------------------------------------------
June 2007                                             4.19 cents     3.63 cents
--------------------------------------------------------------------------------
July 2007                                             4.19 cents     3.63 cents
--------------------------------------------------------------------------------
August 2007                                           4.19 cents     3.63 cents
--------------------------------------------------------------------------------
September 2007                                        4.19 cents     3.65 cents
--------------------------------------------------------------------------------
October 2007                                          4.19 cents     3.65 cents
--------------------------------------------------------------------------------
November 2007                                         4.19 cents     3.65 cents
--------------------------------------------------------------------------------
December 2007                                         4.19 cents     3.65 cents
--------------------------------------------------------------------------------
January 2008                                          4.19 cents     3.65 cents
--------------------------------------------------------------------------------
February 2008                                         4.19 cents     3.65 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 50.35 cents per share for the same period. 2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.37% based on an annualization of the current 4.24 cent per share dividend and the maximum offering price of $11.63 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 7.05% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Colorado has a diverse economy, with above-average income levels and moderate recent economic growth. The state continued a slow rebound from the 2002 recession that had contributed to a significant decline in the high-technology and telecommunications industries, which, combined with tax cuts, had weakened state revenues. Broad-based employment gains in recent years occurred in financial services, health care, education, leisure, hospitality and

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


24 | Annual Report
construction. At period-end, Colorado's unemployment rate was 4.4%, compared with the 4.8% national rate. 3

The state's population grew at a healthy pace compared with pre-recession levels, and per-capita income remained above the national average. Colorado has experienced improved general fund balances as a result of strong revenue growth and the passage of Referendum C, which modified the state's existing Taxpayer Bill of Rights (TABOR) constitutional revenue cap through 2010. Referendum C had the effect of raising revenues that can be kept in the general fund instead of being returned to taxpayers.

Colorado has very low debt levels due to constitutional restrictions on general obligation debt issuance. State tax-supported debt, consisting entirely of general fund lease obligations, was about $75 per capita not including private vendor leases. 4 However, significant transportation needs and deferred capital maintenance funding during the state's budget difficulties may increase the state's interest in issuing additional lease obligation financing. Standard & Poor's, an independent credit rating agency, assigned Colorado an issuer credit rating of AA with a stable outlook. 5 The rating and outlook reflected the state's improving financial condition amid solid revenue growth, as well as Referendum C's passage. These factors allowed the state to restore its budgetary reserve to a level that meets statutory requirements, increase appropriations, and provide additional funding for transportation and capital construction projects.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Colorado Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                29.2%
--------------------------------------------------------------------------------
Utilities                                                                  22.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     12.5%
--------------------------------------------------------------------------------
Tax-Supported                                                               7.7%
--------------------------------------------------------------------------------
General Obligation                                                          7.7%
--------------------------------------------------------------------------------
Higher Education                                                            6.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        5.9%
--------------------------------------------------------------------------------
Transportation                                                              3.4%
--------------------------------------------------------------------------------
Housing                                                                     2.3%
--------------------------------------------------------------------------------
Other Revenue                                                               1.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.7%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: State Review: Colorado," RATINGSDIRECT, 7/24/07.

5. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 25

Performance Summary as of 2/29/08

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCOX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.96     $11.14     $12.10
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.5035
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCOIX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.97     $11.22     $12.19
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4372
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE;
CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -3.94%    +15.88%        +48.64%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -8.04%     +2.10%         +3.59%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -4.64%     +2.79%         +3.90%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.37%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.05%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.60%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.81%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.68%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -4.52%    +12.61%        +40.59%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -5.45%     +2.40%         +3.47%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -1.93%     +3.13%         +3.79%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.94%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.36%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.20%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.16%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.23%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


26 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Colorado            Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8         CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $ 9,573                     $10,000                $10,000
 3/31/1998            $ 9,590                     $10,009                $10,019
 4/30/1998            $ 9,560                     $ 9,964                $10,037
 5/31/1998            $ 9,705                     $10,121                $10,056
 6/30/1998            $ 9,745                     $10,161                $10,068
 7/31/1998            $ 9,761                     $10,187                $10,080
 8/31/1998            $ 9,883                     $10,344                $10,093
 9/30/1998            $ 9,997                     $10,473                $10,105
10/31/1998            $ 9,972                     $10,473                $10,130
11/30/1998            $10,013                     $10,510                $10,130
12/31/1998            $10,027                     $10,536                $10,124
 1/31/1999            $10,119                     $10,661                $10,148
 2/28/1999            $10,077                     $10,615                $10,161
 3/31/1999            $10,110                     $10,629                $10,191
 4/30/1999            $10,118                     $10,656                $10,266
 5/31/1999            $10,058                     $10,594                $10,266
 6/30/1999            $ 9,915                     $10,442                $10,266
 7/31/1999            $ 9,923                     $10,480                $10,296
 8/31/1999            $ 9,786                     $10,396                $10,321
 9/30/1999            $ 9,768                     $10,400                $10,371
10/31/1999            $ 9,595                     $10,287                $10,389
11/30/1999            $ 9,690                     $10,397                $10,395
12/31/1999            $ 9,576                     $10,319                $10,395
 1/31/2000            $ 9,480                     $10,274                $10,426
 2/29/2000            $ 9,611                     $10,394                $10,488
 3/31/2000            $ 9,867                     $10,621                $10,574
 4/30/2000            $ 9,804                     $10,558                $10,581
 5/31/2000            $ 9,733                     $10,503                $10,593
 6/30/2000            $ 9,992                     $10,782                $10,649
 7/31/2000            $10,117                     $10,932                $10,673
 8/31/2000            $10,279                     $11,100                $10,673
 9/30/2000            $10,206                     $11,042                $10,729
10/31/2000            $10,324                     $11,163                $10,747
11/30/2000            $10,406                     $11,247                $10,754
12/31/2000            $10,690                     $11,525                $10,747
 1/31/2001            $10,772                     $11,639                $10,815
 2/28/2001            $10,818                     $11,676                $10,859
 3/31/2001            $10,901                     $11,781                $10,883
 4/30/2001            $10,825                     $11,653                $10,926
 5/31/2001            $10,918                     $11,779                $10,976
 6/30/2001            $11,050                     $11,858                $10,994
 7/31/2001            $11,229                     $12,033                $10,964
 8/31/2001            $11,418                     $12,231                $10,964
 9/30/2001            $11,331                     $12,190                $11,013
10/31/2001            $11,454                     $12,336                $10,976
11/30/2001            $11,366                     $12,232                $10,957
12/31/2001            $11,229                     $12,116                $10,914
 1/31/2002            $11,412                     $12,326                $10,939
 2/28/2002            $11,517                     $12,475                $10,982
 3/31/2002            $11,359                     $12,230                $11,044
 4/30/2002            $11,505                     $12,469                $11,106
 5/31/2002            $11,573                     $12,545                $11,106
 6/30/2002            $11,680                     $12,678                $11,112
 7/31/2002            $11,818                     $12,841                $11,124
 8/31/2002            $11,926                     $12,995                $11,161
 9/30/2002            $12,204                     $13,280                $11,180
10/31/2002            $11,941                     $13,059                $11,198
11/30/2002            $11,887                     $13,005                $11,198
12/31/2002            $12,138                     $13,280                $11,174
 1/31/2003            $12,104                     $13,246                $11,223
 2/28/2003            $12,283                     $13,431                $11,309
 3/31/2003            $12,257                     $13,439                $11,377
 4/30/2003            $12,344                     $13,528                $11,353
 5/31/2003            $12,627                     $13,845                $11,334
 6/30/2003            $12,580                     $13,786                $11,347
 7/31/2003            $12,136                     $13,303                $11,359
 8/31/2003            $12,245                     $13,403                $11,402
 9/30/2003            $12,586                     $13,797                $11,439
10/31/2003            $12,506                     $13,727                $11,427
11/30/2003            $12,648                     $13,870                $11,396
12/31/2003            $12,771                     $13,985                $11,384
 1/31/2004            $12,872                     $14,065                $11,439
 2/29/2004            $13,069                     $14,277                $11,501
 3/31/2004            $13,032                     $14,227                $11,575
 4/30/2004            $12,703                     $13,890                $11,612
 5/31/2004            $12,655                     $13,840                $11,680
 6/30/2004            $12,683                     $13,890                $11,717
 7/31/2004            $12,874                     $14,073                $11,699
 8/31/2004            $13,098                     $14,355                $11,705
 9/30/2004            $13,180                     $14,431                $11,729
10/31/2004            $13,307                     $14,555                $11,791
11/30/2004            $13,191                     $14,435                $11,797
12/31/2004            $13,386                     $14,612                $11,754
 1/31/2005            $13,559                     $14,748                $11,779
 2/28/2005            $13,508                     $14,699                $11,847
 3/31/2005            $13,469                     $14,607                $11,939
 4/30/2005            $13,677                     $14,837                $12,020
 5/31/2005            $13,773                     $14,942                $12,007
 6/30/2005            $13,835                     $15,034                $12,014
 7/31/2005            $13,794                     $14,966                $12,069
 8/31/2005            $13,937                     $15,118                $12,131
 9/30/2005            $13,850                     $15,016                $12,279
10/31/2005            $13,763                     $14,925                $12,304
11/30/2005            $13,838                     $14,996                $12,205
12/31/2005            $13,970                     $15,125                $12,156
 1/31/2006            $13,987                     $15,166                $12,248
 2/28/2006            $14,109                     $15,268                $12,273
 3/31/2006            $14,020                     $15,163                $12,341
 4/30/2006            $14,012                     $15,157                $12,446
 5/31/2006            $14,053                     $15,225                $12,508
 6/30/2006            $14,009                     $15,167                $12,532
 7/31/2006            $14,156                     $15,348                $12,569
 8/31/2006            $14,364                     $15,576                $12,594
 9/30/2006            $14,464                     $15,684                $12,532
10/31/2006            $14,565                     $15,782                $12,464
11/30/2006            $14,714                     $15,914                $12,446
12/31/2006            $14,655                     $15,858                $12,464
 1/31/2007            $14,633                     $15,817                $12,503
 2/28/2007            $14,819                     $16,025                $12,569
 3/31/2007            $14,760                     $15,986                $12,684
 4/30/2007            $14,799                     $16,033                $12,766
 5/31/2007            $14,739                     $15,962                $12,844
 6/30/2007            $14,680                     $15,880                $12,869
 7/31/2007            $14,782                     $16,003                $12,866
 8/31/2007            $14,623                     $15,934                $12,842
 9/30/2007            $14,863                     $16,169                $12,878
10/31/2007            $14,928                     $16,242                $12,905
11/30/2007            $14,981                     $16,345                $12,982
12/31/2007            $15,034                     $16,390                $12,973
 1/31/2008            $15,099                     $16,597                $13,038
 2/29/2008            $14,229                     $15,837                $13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/29/08
---------------------------------------
1-Year                           -8.04%
---------------------------------------
5-Year                           +2.10%
---------------------------------------
10-Year                          +3.59%
---------------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Colorado            Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8         CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $10,000                     $10,000                $10,000
 3/31/1998            $10,005                     $10,009                $10,019
 4/30/1998            $ 9,969                     $ 9,964                $10,037
 5/31/1998            $10,115                     $10,121                $10,056
 6/30/1998            $10,151                     $10,161                $10,068
 7/31/1998            $10,171                     $10,187                $10,080
 8/31/1998            $10,293                     $10,344                $10,093
 9/30/1998            $10,406                     $10,473                $10,105
10/31/1998            $10,376                     $10,473                $10,130
11/30/1998            $10,414                     $10,510                $10,130
12/31/1998            $10,423                     $10,536                $10,124
 1/31/1999            $10,513                     $10,661                $10,148
 2/28/1999            $10,465                     $10,615                $10,161
 3/31/1999            $10,494                     $10,629                $10,191
 4/30/1999            $10,497                     $10,656                $10,266
 5/31/1999            $10,439                     $10,594                $10,266
 6/30/1999            $10,278                     $10,442                $10,266
 7/31/1999            $10,282                     $10,480                $10,296
 8/31/1999            $10,136                     $10,396                $10,321
 9/30/1999            $10,104                     $10,400                $10,371
10/31/1999            $ 9,921                     $10,287                $10,389
11/30/1999            $10,014                     $10,397                $10,395
12/31/1999            $ 9,901                     $10,319                $10,395
 1/31/2000            $ 9,798                     $10,274                $10,426
 2/29/2000            $ 9,928                     $10,394                $10,488
 3/31/2000            $10,178                     $10,621                $10,574
 4/30/2000            $10,109                     $10,558                $10,581
 5/31/2000            $10,040                     $10,503                $10,593
 6/30/2000            $10,301                     $10,782                $10,649
 7/31/2000            $10,425                     $10,932                $10,673
 8/31/2000            $10,586                     $11,100                $10,673
 9/30/2000            $10,507                     $11,042                $10,729
10/31/2000            $10,623                     $11,163                $10,747
11/30/2000            $10,711                     $11,247                $10,754
12/31/2000            $10,997                     $11,525                $10,747
 1/31/2001            $11,076                     $11,639                $10,815
 2/28/2001            $11,108                     $11,676                $10,859
 3/31/2001            $11,197                     $11,781                $10,883
 4/30/2001            $11,105                     $11,653                $10,926
 5/31/2001            $11,195                     $11,779                $10,976
 6/30/2001            $11,333                     $11,858                $10,994
 7/31/2001            $11,511                     $12,033                $10,964
 8/31/2001            $11,699                     $12,231                $10,964
 9/30/2001            $11,595                     $12,190                $11,013
10/31/2001            $11,725                     $12,336                $10,976
11/30/2001            $11,620                     $12,232                $10,957
12/31/2001            $11,486                     $12,116                $10,914
 1/31/2002            $11,666                     $12,326                $10,939
 2/28/2002            $11,768                     $12,475                $10,982
 3/31/2002            $11,592                     $12,230                $11,044
 4/30/2002            $11,744                     $12,469                $11,106
 5/31/2002            $11,808                     $12,545                $11,106
 6/30/2002            $11,911                     $12,678                $11,112
 7/31/2002            $12,046                     $12,841                $11,124
 8/31/2002            $12,150                     $12,995                $11,161
 9/30/2002            $12,426                     $13,280                $11,180
10/31/2002            $12,154                     $13,059                $11,198
11/30/2002            $12,094                     $13,005                $11,198
12/31/2002            $12,353                     $13,280                $11,174
 1/31/2003            $12,303                     $13,246                $11,223
 2/28/2003            $12,488                     $13,431                $11,309
 3/31/2003            $12,446                     $13,439                $11,377
 4/30/2003            $12,529                     $13,528                $11,353
 5/31/2003            $12,809                     $13,845                $11,334
 6/30/2003            $12,766                     $13,786                $11,347
 7/31/2003            $12,312                     $13,303                $11,359
 8/31/2003            $12,415                     $13,403                $11,402
 9/30/2003            $12,752                     $13,797                $11,439
10/31/2003            $12,666                     $13,727                $11,427
11/30/2003            $12,803                     $13,870                $11,396
12/31/2003            $12,909                     $13,985                $11,384
 1/31/2004            $13,005                     $14,065                $11,439
 2/29/2004            $13,208                     $14,277                $11,501
 3/31/2004            $13,164                     $14,227                $11,575
 4/30/2004            $12,829                     $13,890                $11,612
 5/31/2004            $12,775                     $13,840                $11,680
 6/30/2004            $12,796                     $13,890                $11,717
 7/31/2004            $12,971                     $14,073                $11,699
 8/31/2004            $13,200                     $14,355                $11,705
 9/30/2004            $13,277                     $14,431                $11,729
10/31/2004            $13,398                     $14,555                $11,791
11/30/2004            $13,276                     $14,435                $11,797
12/31/2004            $13,475                     $14,612                $11,754
 1/31/2005            $13,631                     $14,748                $11,779
 2/28/2005            $13,585                     $14,699                $11,847
 3/31/2005            $13,528                     $14,607                $11,939
 4/30/2005            $13,730                     $14,837                $12,020
 5/31/2005            $13,819                     $14,942                $12,007
 6/30/2005            $13,886                     $15,034                $12,014
 7/31/2005            $13,828                     $14,966                $12,069
 8/31/2005            $13,964                     $15,118                $12,131
 9/30/2005            $13,871                     $15,016                $12,279
10/31/2005            $13,790                     $14,925                $12,304
11/30/2005            $13,846                     $14,996                $12,205
12/31/2005            $13,971                     $15,125                $12,156
 1/31/2006            $13,981                     $15,166                $12,248
 2/28/2006            $14,108                     $15,268                $12,273
 3/31/2006            $14,001                     $15,163                $12,341
 4/30/2006            $13,987                     $15,157                $12,446
 5/31/2006            $14,020                     $15,225                $12,508
 6/30/2006            $13,983                     $15,167                $12,532
 7/31/2006            $14,110                     $15,348                $12,569
 8/31/2006            $14,309                     $15,576                $12,594
 9/30/2006            $14,414                     $15,684                $12,532
10/31/2006            $14,496                     $15,782                $12,464
11/30/2006            $14,648                     $15,914                $12,446
12/31/2006            $14,584                     $15,858                $12,464
 1/31/2007            $14,543                     $15,817                $12,503
 2/28/2007            $14,732                     $16,025                $12,569
 3/31/2007            $14,666                     $15,986                $12,684
 4/30/2007            $14,698                     $16,033                $12,766
 5/31/2007            $14,633                     $15,962                $12,844
 6/30/2007            $14,567                     $15,880                $12,869
 7/31/2007            $14,661                     $16,003                $12,866
 8/31/2007            $14,497                     $15,934                $12,842
 9/30/2007            $14,727                     $16,169                $12,878
10/31/2007            $14,784                     $16,242                $12,905
11/30/2007            $14,829                     $16,345                $12,982
12/31/2007            $14,874                     $16,390                $12,973
 1/31/2008            $14,932                     $16,597                $13,038
 2/29/2008            $14,059                     $15,837                $13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                         2/29/08
---------------------------------------
1-Year                           -5.45%
---------------------------------------
5-Year                           +2.40%
---------------------------------------
10-Year                          +3.47%
---------------------------------------


                                                              Annual Report | 27

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


28 | Annual Report

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07          VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  973.30                   $3.24
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.58                   $3.32
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  970.00                   $5.93
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.85                   $6.07
-------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


30 | Annual Report

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   52.3%
AA ...................................   18.0%
A ....................................    4.2%
BBB ..................................   20.3%
Not Rated by S&P .....................    5.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                      MOODY'S    INTERNAL
AAA or Aaa                      3.8%         --
BBB or Baa                       --         0.3%
Below Investment Grade          1.1%         --
------------------------------------------------
Total                           4.9%        0.3%

--------------------------------------------------------------------------------

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.13 on February 28, 2007, to $10.39 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 118.


                                                              Annual Report | 31

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        ------------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March 2007                                              3.81 cents   3.30 cents
--------------------------------------------------------------------------------
April 2007                                              3.81 cents   3.30 cents
--------------------------------------------------------------------------------
May 2007                                                3.81 cents   3.30 cents
--------------------------------------------------------------------------------
June 2007                                               3.81 cents   3.31 cents
--------------------------------------------------------------------------------
July 2007                                               3.81 cents   3.31 cents
--------------------------------------------------------------------------------
August 2007                                             3.81 cents   3.31 cents
--------------------------------------------------------------------------------
September 2007                                          3.81 cents   3.31 cents
--------------------------------------------------------------------------------
October 2007                                            3.81 cents   3.31 cents
--------------------------------------------------------------------------------
November 2007                                           3.81 cents   3.31 cents
--------------------------------------------------------------------------------
December 2007                                           3.81 cents   3.30 cents
--------------------------------------------------------------------------------
January 2008                                            3.81 cents   3.30 cents
--------------------------------------------------------------------------------
February 2008                                           3.81 cents   3.30 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 45.67 cents per share for the same period. 2 The Performance Summary beginning on page 34 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.18% based on an annualization of the current 3.78 cent per share dividend and the maximum offering price of $10.85 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Connecticut personal income tax bracket of 38.25% would need to earn a distribution rate of 6.77% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Connecticut has recorded job gains in the past couple of years, although employment growth continued to lag the nation's. The state's manufacturing sector experienced declines, which were offset by job gains in the service sector. At period-end, Connecticut's unemployment rate was 5.0%, compared with the 4.8% national rate. 3

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.


32 | Annual Report

The state's 2008-2009 biennial budget addressed a structural budget imbalance due in part to the use of prior years' surplus funds in fiscal year 2007. The budget exceeds Connecticut's spending cap in fiscal year 2008 to increase education funding and access to health care. Projections show a fiscal year 2008 operating surplus as higher costs were more than offset by strong personal income tax receipts. Personal income taxes, which represented about 40% of general fund revenues, were running above budget. 4 Although many states were experiencing a decline in sales taxes, an indirect effect of the housing slowdown, Connecticut's sales taxes were on track. Corporate income taxes, which made up less than 6% of the state's general fund budget, were down. 4

Connecticut's debt ratios are among the highest in the nation. Net tax-supported debt was 7.8% of total state personal income, and debt per capita was $3,713. 4 These ratios rank third and second in the nation, respectively, based on 2007 50-state medians, which were 2.4% for debt to personal income and $787 for debt per capita. 4 Moody's Investors Service, an independent credit rating agency, assigned Connecticut's general obligation bonds a rating of Aa3 with a stable outlook. 5 The rating and outlook reflected an improved financial position despite an overall weak balance sheet, healthy revenue performance and a growing budget reserve balance that helped counterbalance a heavy debt load and large unfunded pension liabilities.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN

Franklin Connecticut Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               23.3%
--------------------------------------------------------------------------------
Higher Education                                                          19.1%
--------------------------------------------------------------------------------
Utilities                                                                 16.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    14.1%
--------------------------------------------------------------------------------
Other Revenue                                                             12.2%
--------------------------------------------------------------------------------
General Obligation                                                         7.8%
--------------------------------------------------------------------------------
Housing                                                                    2.9%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                           1.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       1.0%
--------------------------------------------------------------------------------
Transportation                                                             0.9%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

4. Source: Moody's Investors Service, "New Issue: Connecticut (State of)," 12/3/07.

5. This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 33

Performance Summary as of 2/29/08

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FXCTX)                                     CHANGE         2/29/08      2/28/07
------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.74         $10.39       $11.13
------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
------------------------------------------------------------------------------------------------
Dividend Income                            $0.4567
------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCTIX)                                     CHANGE         2/29/08      2/28/07
------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.75         $10.44       $11.19
------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
------------------------------------------------------------------------------------------------
Dividend Income                            $0.3961
------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR          5-YEAR      10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   -2.66%         +16.12%      +47.84%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               -6.77%          +2.15%       +3.54%
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                          -3.61%          +2.75%       +3.83%
------------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.18%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.77%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.55%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.75%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.70%
------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR          5-YEAR      10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   -3.28%         +12.87%      +39.96%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               -4.21%          +2.45%       +3.42%
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                          -0.85%          +3.10%       +3.73%
------------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.75%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.07%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.14%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.09%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.25%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


34 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Connecticut           Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $  9,574                    $ 10,000            $ 10,000
 3/31/1998             $  9,581                    $ 10,009            $ 10,019
 4/30/1998             $  9,589                    $  9,964            $ 10,037
 5/31/1998             $  9,709                    $ 10,121            $ 10,056
 6/30/1998             $  9,750                    $ 10,161            $ 10,068
 7/31/1998             $  9,783                    $ 10,187            $ 10,080
 8/31/1998             $  9,886                    $ 10,344            $ 10,093
 9/30/1998             $  9,981                    $ 10,473            $ 10,105
10/31/1998             $  9,970                    $ 10,473            $ 10,130
11/30/1998             $ 10,004                    $ 10,510            $ 10,130
12/31/1998             $ 10,037                    $ 10,536            $ 10,124
 1/31/1999             $ 10,143                    $ 10,661            $ 10,148
 2/28/1999             $ 10,114                    $ 10,615            $ 10,161
 3/31/1999             $ 10,138                    $ 10,629            $ 10,191
 4/30/1999             $ 10,134                    $ 10,656            $ 10,266
 5/31/1999             $ 10,095                    $ 10,594            $ 10,266
 6/30/1999             $  9,928                    $ 10,442            $ 10,266
 7/31/1999             $  9,952                    $ 10,480            $ 10,296
 8/31/1999             $  9,802                    $ 10,396            $ 10,321
 9/30/1999             $  9,780                    $ 10,400            $ 10,371
10/31/1999             $  9,601                    $ 10,287            $ 10,389
11/30/1999             $  9,672                    $ 10,397            $ 10,395
12/31/1999             $  9,547                    $ 10,319            $ 10,395
 1/31/2000             $  9,431                    $ 10,274            $ 10,426
 2/29/2000             $  9,512                    $ 10,394            $ 10,488
 3/31/2000             $  9,764                    $ 10,621            $ 10,574
 4/30/2000             $  9,694                    $ 10,558            $ 10,581
 5/31/2000             $  9,624                    $ 10,503            $ 10,593
 6/30/2000             $  9,870                    $ 10,782            $ 10,649
 7/31/2000             $ 10,001                    $ 10,932            $ 10,673
 8/31/2000             $ 10,162                    $ 11,100            $ 10,673
 9/30/2000             $ 10,110                    $ 11,042            $ 10,729
10/31/2000             $ 10,214                    $ 11,163            $ 10,747
11/30/2000             $ 10,290                    $ 11,247            $ 10,754
12/31/2000             $ 10,493                    $ 11,525            $ 10,747
 1/31/2001             $ 10,549                    $ 11,639            $ 10,815
 2/28/2001             $ 10,605                    $ 11,676            $ 10,859
 3/31/2001             $ 10,710                    $ 11,781            $ 10,883
 4/30/2001             $ 10,595                    $ 11,653            $ 10,926
 5/31/2001             $ 10,722                    $ 11,779            $ 10,976
 6/30/2001             $ 10,807                    $ 11,858            $ 10,994
 7/31/2001             $ 11,015                    $ 12,033            $ 10,964
 8/31/2001             $ 11,214                    $ 12,231            $ 10,964
 9/30/2001             $ 11,136                    $ 12,190            $ 11,013
10/31/2001             $ 11,305                    $ 12,336            $ 10,976
11/30/2001             $ 11,195                    $ 12,232            $ 10,957
12/31/2001             $ 11,084                    $ 12,116            $ 10,914
 1/31/2002             $ 11,264                    $ 12,326            $ 10,939
 2/28/2002             $ 11,403                    $ 12,475            $ 10,982
 3/31/2002             $ 11,186                    $ 12,230            $ 11,044
 4/30/2002             $ 11,379                    $ 12,469            $ 11,106
 5/31/2002             $ 11,435                    $ 12,545            $ 11,106
 6/30/2002             $ 11,544                    $ 12,678            $ 11,112
 7/31/2002             $ 11,707                    $ 12,841            $ 11,124
 8/31/2002             $ 11,839                    $ 12,995            $ 11,161
 9/30/2002             $ 12,121                    $ 13,280            $ 11,180
10/31/2002             $ 11,856                    $ 13,059            $ 11,198
11/30/2002             $ 11,804                    $ 13,005            $ 11,198
12/31/2002             $ 12,058                    $ 13,280            $ 11,174
 1/31/2003             $ 12,027                    $ 13,246            $ 11,223
 2/28/2003             $ 12,193                    $ 13,431            $ 11,309
 3/31/2003             $ 12,195                    $ 13,439            $ 11,377
 4/30/2003             $ 12,274                    $ 13,528            $ 11,353
 5/31/2003             $ 12,574                    $ 13,845            $ 11,334
 6/30/2003             $ 12,520                    $ 13,786            $ 11,347
 7/31/2003             $ 11,951                    $ 13,303            $ 11,359
 8/31/2003             $ 12,008                    $ 13,403            $ 11,402
 9/30/2003             $ 12,302                    $ 13,797            $ 11,439
10/31/2003             $ 12,247                    $ 13,727            $ 11,427
11/30/2003             $ 12,395                    $ 13,870            $ 11,396
12/31/2003             $ 12,497                    $ 13,985            $ 11,384
 1/31/2004             $ 12,565                    $ 14,065            $ 11,439
 2/29/2004             $ 12,771                    $ 14,277            $ 11,501
 3/31/2004             $ 12,771                    $ 14,227            $ 11,575
 4/30/2004             $ 12,425                    $ 13,890            $ 11,612
 5/31/2004             $ 12,379                    $ 13,840            $ 11,680
 6/30/2004             $ 12,460                    $ 13,890            $ 11,717
 7/31/2004             $ 12,658                    $ 14,073            $ 11,699
 8/31/2004             $ 12,881                    $ 14,355            $ 11,705
 9/30/2004             $ 12,975                    $ 14,431            $ 11,729
10/31/2004             $ 13,104                    $ 14,555            $ 11,791
11/30/2004             $ 13,021                    $ 14,435            $ 11,797
12/31/2004             $ 13,188                    $ 14,612            $ 11,754
 1/31/2005             $ 13,355                    $ 14,748            $ 11,779
 2/28/2005             $ 13,331                    $ 14,699            $ 11,847
 3/31/2005             $ 13,283                    $ 14,607            $ 11,939
 4/30/2005             $ 13,488                    $ 14,837            $ 12,020
 5/31/2005             $ 13,585                    $ 14,942            $ 12,007
 6/30/2005             $ 13,647                    $ 15,034            $ 12,014
 7/31/2005             $ 13,622                    $ 14,966            $ 12,069
 8/31/2005             $ 13,757                    $ 15,118            $ 12,131
 9/30/2005             $ 13,661                    $ 15,016            $ 12,279
10/31/2005             $ 13,599                    $ 14,925            $ 12,304
11/30/2005             $ 13,661                    $ 14,996            $ 12,205
12/31/2005             $ 13,785                    $ 15,125            $ 12,156
 1/31/2006             $ 13,810                    $ 15,166            $ 12,248
 2/28/2006             $ 13,911                    $ 15,268            $ 12,273
 3/31/2006             $ 13,822                    $ 15,163            $ 12,341
 4/30/2006             $ 13,846                    $ 15,157            $ 12,446
 5/31/2006             $ 13,870                    $ 15,225            $ 12,508
 6/30/2006             $ 13,831                    $ 15,167            $ 12,532
 7/31/2006             $ 13,970                    $ 15,348            $ 12,569
 8/31/2006             $ 14,160                    $ 15,576            $ 12,594
 9/30/2006             $ 14,248                    $ 15,684            $ 12,532
10/31/2006             $ 14,324                    $ 15,782            $ 12,464
11/30/2006             $ 14,451                    $ 15,914            $ 12,446
12/31/2006             $ 14,411                    $ 15,858            $ 12,464
 1/31/2007             $ 14,383                    $ 15,817            $ 12,503
 2/28/2007             $ 14,550                    $ 16,025            $ 12,569
 3/31/2007             $ 14,495                    $ 15,986            $ 12,684
 4/30/2007             $ 14,545                    $ 16,033            $ 12,766
 5/31/2007             $ 14,490                    $ 15,962            $ 12,844
 6/30/2007             $ 14,435                    $ 15,880            $ 12,869
 7/31/2007             $ 14,525                    $ 16,003            $ 12,866
 8/31/2007             $ 14,403                    $ 15,934            $ 12,842
 9/30/2007             $ 14,614                    $ 16,169            $ 12,878
10/31/2007             $ 14,678                    $ 16,242            $ 12,905
11/30/2007             $ 14,730                    $ 16,345            $ 12,982
12/31/2007             $ 14,741                    $ 16,390            $ 12,973
 1/31/2008             $ 14,860                    $ 16,597            $ 13,038
 2/29/2008             $ 14,154                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS A                 2/29/08
-------------------------------
1-Year                   -6.77%
-------------------------------
5-Year                   +2.15%
-------------------------------
10-Year                  +3.54%
-------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Connecticut           Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                    $ 10,000            $ 10,000
 3/31/1998             $ 10,003                    $ 10,009            $ 10,019
 4/30/1998             $ 10,007                    $  9,964            $ 10,037
 5/31/1998             $ 10,127                    $ 10,121            $ 10,056
 6/30/1998             $ 10,165                    $ 10,161            $ 10,068
 7/31/1998             $ 10,195                    $ 10,187            $ 10,080
 8/31/1998             $ 10,297                    $ 10,344            $ 10,093
 9/30/1998             $ 10,391                    $ 10,473            $ 10,105
10/31/1998             $ 10,375                    $ 10,473            $ 10,130
11/30/1998             $ 10,405                    $ 10,510            $ 10,130
12/31/1998             $ 10,435                    $ 10,536            $ 10,124
 1/31/1999             $ 10,539                    $ 10,661            $ 10,148
 2/28/1999             $ 10,504                    $ 10,615            $ 10,161
 3/31/1999             $ 10,524                    $ 10,629            $ 10,191
 4/30/1999             $ 10,525                    $ 10,656            $ 10,266
 5/31/1999             $ 10,470                    $ 10,594            $ 10,266
 6/30/1999             $ 10,292                    $ 10,442            $ 10,266
 7/31/1999             $ 10,322                    $ 10,480            $ 10,296
 8/31/1999             $ 10,153                    $ 10,396            $ 10,321
 9/30/1999             $ 10,125                    $ 10,400            $ 10,371
10/31/1999             $  9,936                    $ 10,287            $ 10,389
11/30/1999             $ 10,004                    $ 10,397            $ 10,395
12/31/1999             $  9,871                    $ 10,319            $ 10,395
 1/31/2000             $  9,746                    $ 10,274            $ 10,426
 2/29/2000             $  9,835                    $ 10,394            $ 10,488
 3/31/2000             $ 10,091                    $ 10,621            $ 10,574
 4/30/2000             $ 10,014                    $ 10,558            $ 10,581
 5/31/2000             $  9,928                    $ 10,503            $ 10,593
 6/30/2000             $ 10,176                    $ 10,782            $ 10,649
 7/31/2000             $ 10,307                    $ 10,932            $ 10,673
 8/31/2000             $ 10,468                    $ 11,100            $ 10,673
 9/30/2000             $ 10,409                    $ 11,042            $ 10,729
10/31/2000             $ 10,511                    $ 11,163            $ 10,747
11/30/2000             $ 10,584                    $ 11,247            $ 10,754
12/31/2000             $ 10,787                    $ 11,525            $ 10,747
 1/31/2001             $ 10,840                    $ 11,639            $ 10,815
 2/28/2001             $ 10,892                    $ 11,676            $ 10,859
 3/31/2001             $ 10,995                    $ 11,781            $ 10,883
 4/30/2001             $ 10,872                    $ 11,653            $ 10,926
 5/31/2001             $ 11,007                    $ 11,779            $ 10,976
 6/30/2001             $ 11,089                    $ 11,858            $ 10,994
 7/31/2001             $ 11,296                    $ 12,033            $ 10,964
 8/31/2001             $ 11,494                    $ 12,231            $ 10,964
 9/30/2001             $ 11,410                    $ 12,190            $ 11,013
10/31/2001             $ 11,577                    $ 12,336            $ 10,976
11/30/2001             $ 11,460                    $ 12,232            $ 10,957
12/31/2001             $ 11,341                    $ 12,116            $ 10,914
 1/31/2002             $ 11,519                    $ 12,326            $ 10,939
 2/28/2002             $ 11,655                    $ 12,475            $ 10,982
 3/31/2002             $ 11,429                    $ 12,230            $ 11,044
 4/30/2002             $ 11,620                    $ 12,469            $ 11,106
 5/31/2002             $ 11,671                    $ 12,545            $ 11,106
 6/30/2002             $ 11,777                    $ 12,678            $ 11,112
 7/31/2002             $ 11,937                    $ 12,841            $ 11,124
 8/31/2002             $ 12,066                    $ 12,995            $ 11,161
 9/30/2002             $ 12,347                    $ 13,280            $ 11,180
10/31/2002             $ 12,083                    $ 13,059            $ 11,198
11/30/2002             $ 12,026                    $ 13,005            $ 11,198
12/31/2002             $ 12,267                    $ 13,280            $ 11,174
 1/31/2003             $ 12,230                    $ 13,246            $ 11,223
 2/28/2003             $ 12,403                    $ 13,431            $ 11,309
 3/31/2003             $ 12,389                    $ 13,439            $ 11,377
 4/30/2003             $ 12,463                    $ 13,528            $ 11,353
 5/31/2003             $ 12,761                    $ 13,845            $ 11,334
 6/30/2003             $ 12,711                    $ 13,786            $ 11,347
 7/31/2003             $ 12,119                    $ 13,303            $ 11,359
 8/31/2003             $ 12,171                    $ 13,403            $ 11,402
 9/30/2003             $ 12,461                    $ 13,797            $ 11,439
10/31/2003             $ 12,399                    $ 13,727            $ 11,427
11/30/2003             $ 12,554                    $ 13,870            $ 11,396
12/31/2003             $ 12,651                    $ 13,985            $ 11,384
 1/31/2004             $ 12,715                    $ 14,065            $ 11,439
 2/29/2004             $ 12,917                    $ 14,277            $ 11,501
 3/31/2004             $ 12,899                    $ 14,227            $ 11,575
 4/30/2004             $ 12,556                    $ 13,890            $ 11,612
 5/31/2004             $ 12,504                    $ 13,840            $ 11,680
 6/30/2004             $ 12,580                    $ 13,890            $ 11,717
 7/31/2004             $ 12,761                    $ 14,073            $ 11,699
 8/31/2004             $ 12,990                    $ 14,355            $ 11,705
 9/30/2004             $ 13,066                    $ 14,431            $ 11,729
10/31/2004             $ 13,202                    $ 14,555            $ 11,791
11/30/2004             $ 13,113                    $ 14,435            $ 11,797
12/31/2004             $ 13,274                    $ 14,612            $ 11,754
 1/31/2005             $ 13,435                    $ 14,748            $ 11,779
 2/28/2005             $ 13,405                    $ 14,699            $ 11,847
 3/31/2005             $ 13,351                    $ 14,607            $ 11,939
 4/30/2005             $ 13,550                    $ 14,837            $ 12,020
 5/31/2005             $ 13,640                    $ 14,942            $ 12,007
 6/30/2005             $ 13,707                    $ 15,034            $ 12,014
 7/31/2005             $ 13,677                    $ 14,966            $ 12,069
 8/31/2005             $ 13,794                    $ 15,118            $ 12,131
 9/30/2005             $ 13,703                    $ 15,016            $ 12,279
10/31/2005             $ 13,624                    $ 14,925            $ 12,304
11/30/2005             $ 13,679                    $ 14,996            $ 12,205
12/31/2005             $ 13,797                    $ 15,125            $ 12,156
 1/31/2006             $ 13,816                    $ 15,166            $ 12,248
 2/28/2006             $ 13,909                    $ 15,268            $ 12,273
 3/31/2006             $ 13,826                    $ 15,163            $ 12,341
 4/30/2006             $ 13,831                    $ 15,157            $ 12,446
 5/31/2006             $ 13,862                    $ 15,225            $ 12,508
 6/30/2006             $ 13,816                    $ 15,167            $ 12,532
 7/31/2006             $ 13,935                    $ 15,348            $ 12,569
 8/31/2006             $ 14,118                    $ 15,576            $ 12,594
 9/30/2006             $ 14,199                    $ 15,684            $ 12,532
10/31/2006             $ 14,280                    $ 15,782            $ 12,464
11/30/2006             $ 14,400                    $ 15,914            $ 12,446
12/31/2006             $ 14,353                    $ 15,858            $ 12,464
 1/31/2007             $ 14,306                    $ 15,817            $ 12,503
 2/28/2007             $ 14,478                    $ 16,025            $ 12,569
 3/31/2007             $ 14,417                    $ 15,986            $ 12,684
 4/30/2007             $ 14,460                    $ 16,033            $ 12,766
 5/31/2007             $ 14,399                    $ 15,962            $ 12,844
 6/30/2007             $ 14,338                    $ 15,880            $ 12,869
 7/31/2007             $ 14,420                    $ 16,003            $ 12,866
 8/31/2007             $ 14,293                    $ 15,934            $ 12,842
 9/30/2007             $ 14,482                    $ 16,169            $ 12,878
10/31/2007             $ 14,539                    $ 16,242            $ 12,905
11/30/2007             $ 14,596                    $ 16,345            $ 12,982
12/31/2007             $ 14,600                    $ 16,390            $ 12,973
 1/31/2008             $ 14,697                    $ 16,597            $ 13,038
 2/29/2008             $ 13,996                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS C                 2/29/08
-------------------------------
1-Year                   -4.21%
-------------------------------
5-Year                   +2.45%
-------------------------------
10-Year                  +3.42%
-------------------------------


                                                              Annual Report | 35

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Connecticut personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


36 | Annual Report

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 37

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07          VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000              $   983.10                  $ 3.35
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000              $ 1,021.48                  $ 3.42
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000              $   979.60                  $ 6.05
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000              $ 1,018.75                  $ 6.17
--------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


38 | Annual Report

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and personal income taxes of all 50 U.S. states as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in municipal securities issued by U.S territories such as Puerto Rico, Guam and the Virgin Islands.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                              32.4%
--------------------------------------------------------------------------------
AA                                                                4.2%
--------------------------------------------------------------------------------
A                                                                 9.9%
--------------------------------------------------------------------------------
BBB                                                              49.3%
--------------------------------------------------------------------------------
Below Investment Grade                                            0.4%
--------------------------------------------------------------------------------
Not Rated by S&P                                                  3.8%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                     MOODY'S   INTERNAL
AAA or Aaa                      --        0.1%
BBB or Baa                     2.8%       0.9%
----------------------------------------------
Total                          2.8%       1.0%

--------------------------------------------------------------------------------

This annual report for Franklin Double Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.06 on February 28, 2007, to $11.10 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 124.


                                                              Annual Report | 39

DIVIDEND DISTRIBUTIONS*
Franklin Double Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
March 2007                                            4.14 cents     3.60 cents
--------------------------------------------------------------------------------
April 2007                                            4.14 cents     3.60 cents
--------------------------------------------------------------------------------
May 2007                                              4.14 cents     3.60 cents
--------------------------------------------------------------------------------
June 2007                                             4.06 cents     3.51 cents
--------------------------------------------------------------------------------
July 2007                                             4.06 cents     3.51 cents
--------------------------------------------------------------------------------
August 2007                                           4.06 cents     3.51 cents
--------------------------------------------------------------------------------
September 2007                                        4.04 cents     3.50 cents
--------------------------------------------------------------------------------
October 2007                                          4.04 cents     3.50 cents
--------------------------------------------------------------------------------
November 2007                                         4.04 cents     3.50 cents
--------------------------------------------------------------------------------
December 2007                                         4.09 cents     3.55 cents
--------------------------------------------------------------------------------
January 2008                                          4.09 cents     3.55 cents
--------------------------------------------------------------------------------
February 2008                                         4.09 cents     3.55 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 49.03 cents per share for the same period. 2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.23% based on an annualization of the current 4.09 cent per share dividend and the maximum offering price of $11.59 on February 29, 2008. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.51% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


40 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do this by investing in U.S. territories such as Puerto Rico, Virgin Islands and Guam, which are free from state personal income taxes in all states and the District of Columbia. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.

The Fund was well diversified with 99 different positions across 11 different sectors as of February 29, 2008. Issuers represented in the portfolio included Puerto Rico (83.6% of the Fund's total long-term investments), Virgin Islands (11.7%) and Guam (4.7%).

Many municipal bond funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper also helps to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Double Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               26.3%
--------------------------------------------------------------------------------
Utilities                                                                 15.3%
--------------------------------------------------------------------------------
General Obligation                                                        13.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      10.0%
--------------------------------------------------------------------------------
Transportation                                                             9.6%
--------------------------------------------------------------------------------
Tax-Supported                                                              7.6%
--------------------------------------------------------------------------------
Other Revenue                                                              7.0%
--------------------------------------------------------------------------------
Higher Education                                                           3.8%
--------------------------------------------------------------------------------
Housing                                                                    3.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     2.6%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.2%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 41

Performance Summary as of 2/29/08

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FPRTX)                                CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.96  $ 11.10  $ 12.06
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.4903
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FPRIX)                                CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.97  $ 11.14  $ 12.11
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.4251
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                                1-YEAR   5-YEAR  10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                              -4.05%  +15.82%  +49.63%
--------------------------------------------------------------------------------
Average Annual Total Return 2                          -8.17%   +2.09%   +3.66%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -5.25%   +2.65%   +3.91%
--------------------------------------------------------------------------------
   Distribution Rate 4                          4.23%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.51%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.82%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.88%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.70%
--------------------------------------------------------------------------------
CLASS C                                                1-YEAR   5-YEAR  10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                              -4.64%  +12.73%  +41.85%
--------------------------------------------------------------------------------
Average Annual Total Return 2                          -5.56%   +2.43%   +3.56%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -2.55%   +2.99%   +3.80%
--------------------------------------------------------------------------------
   Distribution Rate 4                          3.81%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.86%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.43%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.28%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.24%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


42 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Double             Lehman Brothers
   Date          Tax-Free Income Fund      Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $  9,572                   $ 10,000             $ 10,000
 3/31/1998             $  9,605                   $ 10,009             $ 10,019
 4/30/1998             $  9,590                   $  9,964             $ 10,037
 5/31/1998             $  9,721                   $ 10,121             $ 10,056
 6/30/1998             $  9,754                   $ 10,161             $ 10,068
 7/31/1998             $  9,771                   $ 10,187             $ 10,080
 8/31/1998             $  9,888                   $ 10,344             $ 10,093
 9/30/1998             $ 10,004                   $ 10,473             $ 10,105
10/31/1998             $  9,987                   $ 10,473             $ 10,130
11/30/1998             $ 10,020                   $ 10,510             $ 10,130
12/31/1998             $ 10,035                   $ 10,536             $ 10,124
 1/31/1999             $ 10,136                   $ 10,661             $ 10,148
 2/28/1999             $ 10,118                   $ 10,615             $ 10,161
 3/31/1999             $ 10,167                   $ 10,629             $ 10,191
 4/30/1999             $ 10,190                   $ 10,656             $ 10,266
 5/31/1999             $ 10,163                   $ 10,594             $ 10,266
 6/30/1999             $ 10,027                   $ 10,442             $ 10,266
 7/31/1999             $ 10,059                   $ 10,480             $ 10,296
 8/31/1999             $  9,935                   $ 10,396             $ 10,321
 9/30/1999             $  9,942                   $ 10,400             $ 10,371
10/31/1999             $  9,826                   $ 10,287             $ 10,389
11/30/1999             $  9,894                   $ 10,397             $ 10,395
12/31/1999             $  9,794                   $ 10,319             $ 10,395
 1/31/2000             $  9,704                   $ 10,274             $ 10,426
 2/29/2000             $  9,818                   $ 10,394             $ 10,488
 3/31/2000             $ 10,023                   $ 10,621             $ 10,574
 4/30/2000             $  9,976                   $ 10,558             $ 10,581
 5/31/2000             $  9,921                   $ 10,503             $ 10,593
 6/30/2000             $ 10,165                   $ 10,782             $ 10,649
 7/31/2000             $ 10,310                   $ 10,932             $ 10,673
 8/31/2000             $ 10,475                   $ 11,100             $ 10,673
 9/30/2000             $ 10,428                   $ 11,042             $ 10,729
10/31/2000             $ 10,492                   $ 11,163             $ 10,747
11/30/2000             $ 10,575                   $ 11,247             $ 10,754
12/31/2000             $ 10,798                   $ 11,525             $ 10,747
 1/31/2001             $ 10,862                   $ 11,639             $ 10,815
 2/28/2001             $ 10,909                   $ 11,676             $ 10,859
 3/31/2001             $ 10,983                   $ 11,781             $ 10,883
 4/30/2001             $ 10,896                   $ 11,653             $ 10,926
 5/31/2001             $ 11,018                   $ 11,779             $ 10,976
 6/30/2001             $ 11,112                   $ 11,858             $ 10,994
 7/31/2001             $ 11,303                   $ 12,033             $ 10,964
 8/31/2001             $ 11,476                   $ 12,231             $ 10,964
 9/30/2001             $ 11,337                   $ 12,190             $ 11,013
10/31/2001             $ 11,481                   $ 12,336             $ 10,976
11/30/2001             $ 11,380                   $ 12,232             $ 10,957
12/31/2001             $ 11,253                   $ 12,116             $ 10,914
 1/31/2002             $ 11,427                   $ 12,326             $ 10,939
 2/28/2002             $ 11,593                   $ 12,475             $ 10,982
 3/31/2002             $ 11,382                   $ 12,230             $ 11,044
 4/30/2002             $ 11,606                   $ 12,469             $ 11,106
 5/31/2002             $ 11,652                   $ 12,545             $ 11,106
 6/30/2002             $ 11,747                   $ 12,678             $ 11,112
 7/31/2002             $ 11,883                   $ 12,841             $ 11,124
 8/31/2002             $ 12,010                   $ 12,995             $ 11,161
 9/30/2002             $ 12,289                   $ 13,280             $ 11,180
10/31/2002             $ 12,080                   $ 13,059             $ 11,198
11/30/2002             $ 12,054                   $ 13,005             $ 11,198
12/31/2002             $ 12,296                   $ 13,280             $ 11,174
 1/31/2003             $ 12,218                   $ 13,246             $ 11,223
 2/28/2003             $ 12,368                   $ 13,431             $ 11,309
 3/31/2003             $ 12,363                   $ 13,439             $ 11,377
 4/30/2003             $ 12,389                   $ 13,528             $ 11,353
 5/31/2003             $ 12,708                   $ 13,845             $ 11,334
 6/30/2003             $ 12,648                   $ 13,786             $ 11,347
 7/31/2003             $ 12,168                   $ 13,303             $ 11,359
 8/31/2003             $ 12,277                   $ 13,403             $ 11,402
 9/30/2003             $ 12,611                   $ 13,797             $ 11,439
10/31/2003             $ 12,540                   $ 13,727             $ 11,427
11/30/2003             $ 12,715                   $ 13,870             $ 11,396
12/31/2003             $ 12,826                   $ 13,985             $ 11,384
 1/31/2004             $ 12,883                   $ 14,065             $ 11,439
 2/29/2004             $ 13,136                   $ 14,277             $ 11,501
 3/31/2004             $ 13,127                   $ 14,227             $ 11,575
 4/30/2004             $ 12,758                   $ 13,890             $ 11,612
 5/31/2004             $ 12,641                   $ 13,840             $ 11,680
 6/30/2004             $ 12,733                   $ 13,890             $ 11,717
 7/31/2004             $ 12,946                   $ 14,073             $ 11,699
 8/31/2004             $ 13,216                   $ 14,355             $ 11,705
 9/30/2004             $ 13,286                   $ 14,431             $ 11,729
10/31/2004             $ 13,423                   $ 14,555             $ 11,791
11/30/2004             $ 13,324                   $ 14,435             $ 11,797
12/31/2004             $ 13,484                   $ 14,612             $ 11,754
 1/31/2005             $ 13,668                   $ 14,748             $ 11,779
 2/28/2005             $ 13,659                   $ 14,699             $ 11,847
 3/31/2005             $ 13,604                   $ 14,607             $ 11,939
 4/30/2005             $ 13,812                   $ 14,837             $ 12,020
 5/31/2005             $ 13,917                   $ 14,942             $ 12,007
 6/30/2005             $ 14,000                   $ 15,034             $ 12,014
 7/31/2005             $ 13,944                   $ 14,966             $ 12,069
 8/31/2005             $ 14,074                   $ 15,118             $ 12,131
 9/30/2005             $ 13,971                   $ 15,016             $ 12,279
10/31/2005             $ 13,879                   $ 14,925             $ 12,304
11/30/2005             $ 13,881                   $ 14,996             $ 12,205
12/31/2005             $ 14,012                   $ 15,125             $ 12,156
 1/31/2006             $ 14,072                   $ 15,166             $ 12,248
 2/28/2006             $ 14,228                   $ 15,268             $ 12,273
 3/31/2006             $ 14,110                   $ 15,163             $ 12,341
 4/30/2006             $ 14,100                   $ 15,157             $ 12,446
 5/31/2006             $ 14,114                   $ 15,225             $ 12,508
 6/30/2006             $ 14,079                   $ 15,167             $ 12,532
 7/31/2006             $ 14,238                   $ 15,348             $ 12,569
 8/31/2006             $ 14,445                   $ 15,576             $ 12,594
 9/30/2006             $ 14,568                   $ 15,684             $ 12,532
10/31/2006             $ 14,668                   $ 15,782             $ 12,464
11/30/2006             $ 14,804                   $ 15,914             $ 12,446
12/31/2006             $ 14,744                   $ 15,858             $ 12,464
 1/31/2007             $ 14,721                   $ 15,817             $ 12,503
 2/28/2007             $ 14,933                   $ 16,025             $ 12,569
 3/31/2007             $ 14,885                   $ 15,986             $ 12,684
 4/30/2007             $ 14,936                   $ 16,033             $ 12,766
 5/31/2007             $ 14,888                   $ 15,962             $ 12,844
 6/30/2007             $ 14,814                   $ 15,880             $ 12,869
 7/31/2007             $ 14,915                   $ 16,003             $ 12,866
 8/31/2007             $ 14,753                   $ 15,934             $ 12,842
 9/30/2007             $ 14,968                   $ 16,169             $ 12,878
10/31/2007             $ 15,032                   $ 16,242             $ 12,905
11/30/2007             $ 15,020                   $ 16,345             $ 12,982
12/31/2007             $ 14,944                   $ 16,390             $ 12,973
 1/31/2008             $ 15,073                   $ 16,597             $ 13,038
 2/29/2008             $ 14,323                   $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -8.17%
------------------------------
5-Year                  +2.09%
------------------------------
10-Year                 +3.66%
------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Double             Lehman Brothers
   Date          Tax-Free Income Fund      Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                   $ 10,000             $ 10,000
 3/31/1998             $ 10,038                   $ 10,009             $ 10,019
 4/30/1998             $ 10,017                   $  9,964             $ 10,037
 5/31/1998             $ 10,141                   $ 10,121             $ 10,056
 6/30/1998             $ 10,170                   $ 10,161             $ 10,068
 7/31/1998             $ 10,184                   $ 10,187             $ 10,080
 8/31/1998             $ 10,309                   $ 10,344             $ 10,093
 9/30/1998             $ 10,416                   $ 10,473             $ 10,105
10/31/1998             $ 10,394                   $ 10,473             $ 10,130
11/30/1998             $ 10,433                   $ 10,510             $ 10,130
12/31/1998             $ 10,443                   $ 10,536             $ 10,124
 1/31/1999             $ 10,534                   $ 10,661             $ 10,148
 2/28/1999             $ 10,511                   $ 10,615             $ 10,161
 3/31/1999             $ 10,566                   $ 10,629             $ 10,191
 4/30/1999             $ 10,576                   $ 10,656             $ 10,266
 5/31/1999             $ 10,542                   $ 10,594             $ 10,266
 6/30/1999             $ 10,406                   $ 10,442             $ 10,266
 7/31/1999             $ 10,434                   $ 10,480             $ 10,296
 8/31/1999             $ 10,301                   $ 10,396             $ 10,321
 9/30/1999             $ 10,303                   $ 10,400             $ 10,371
10/31/1999             $ 10,169                   $ 10,287             $ 10,389
11/30/1999             $ 10,234                   $ 10,397             $ 10,395
12/31/1999             $ 10,136                   $ 10,319             $ 10,395
 1/31/2000             $ 10,038                   $ 10,274             $ 10,426
 2/29/2000             $ 10,151                   $ 10,394             $ 10,488
 3/31/2000             $ 10,359                   $ 10,621             $ 10,574
 4/30/2000             $ 10,297                   $ 10,558             $ 10,581
 5/31/2000             $ 10,245                   $ 10,503             $ 10,593
 6/30/2000             $ 10,492                   $ 10,782             $ 10,649
 7/31/2000             $ 10,636                   $ 10,932             $ 10,673
 8/31/2000             $ 10,800                   $ 11,100             $ 10,673
 9/30/2000             $ 10,747                   $ 11,042             $ 10,729
10/31/2000             $ 10,808                   $ 11,163             $ 10,747
11/30/2000             $ 10,888                   $ 11,247             $ 10,754
12/31/2000             $ 11,113                   $ 11,525             $ 10,747
 1/31/2001             $ 11,174                   $ 11,639             $ 10,815
 2/28/2001             $ 11,226                   $ 11,676             $ 10,859
 3/31/2001             $ 11,297                   $ 11,781             $ 10,883
 4/30/2001             $ 11,202                   $ 11,653             $ 10,926
 5/31/2001             $ 11,313                   $ 11,779             $ 10,976
 6/30/2001             $ 11,404                   $ 11,858             $ 10,994
 7/31/2001             $ 11,595                   $ 12,033             $ 10,964
 8/31/2001             $ 11,776                   $ 12,231             $ 10,964
 9/30/2001             $ 11,619                   $ 12,190             $ 11,013
10/31/2001             $ 11,770                   $ 12,336             $ 10,976
11/30/2001             $ 11,652                   $ 12,232             $ 10,957
12/31/2001             $ 11,526                   $ 12,116             $ 10,914
 1/31/2002             $ 11,699                   $ 12,326             $ 10,939
 2/28/2002             $ 11,853                   $ 12,475             $ 10,982
 3/31/2002             $ 11,642                   $ 12,230             $ 11,044
 4/30/2002             $ 11,865                   $ 12,469             $ 11,106
 5/31/2002             $ 11,906                   $ 12,545             $ 11,106
 6/30/2002             $ 11,988                   $ 12,678             $ 11,112
 7/31/2002             $ 12,131                   $ 12,841             $ 11,124
 8/31/2002             $ 12,255                   $ 12,995             $ 11,161
 9/30/2002             $ 12,534                   $ 13,280             $ 11,180
10/31/2002             $ 12,316                   $ 13,059             $ 11,198
11/30/2002             $ 12,284                   $ 13,005             $ 11,198
12/31/2002             $ 12,534                   $ 13,280             $ 11,174
 1/31/2003             $ 12,449                   $ 13,246             $ 11,223
 2/28/2003             $ 12,586                   $ 13,431             $ 11,309
 3/31/2003             $ 12,575                   $ 13,439             $ 11,377
 4/30/2003             $ 12,596                   $ 13,528             $ 11,353
 5/31/2003             $ 12,914                   $ 13,845             $ 11,334
 6/30/2003             $ 12,848                   $ 13,786             $ 11,347
 7/31/2003             $ 12,354                   $ 13,303             $ 11,359
 8/31/2003             $ 12,470                   $ 13,403             $ 11,402
 9/30/2003             $ 12,801                   $ 13,797             $ 11,439
10/31/2003             $ 12,712                   $ 13,727             $ 11,427
11/30/2003             $ 12,893                   $ 13,870             $ 11,396
12/31/2003             $ 12,989                   $ 13,985             $ 11,384
 1/31/2004             $ 13,041                   $ 14,065             $ 11,439
 2/29/2004             $ 13,302                   $ 14,277             $ 11,501
 3/31/2004             $ 13,287                   $ 14,227             $ 11,575
 4/30/2004             $ 12,898                   $ 13,890             $ 11,612
 5/31/2004             $ 12,773                   $ 13,840             $ 11,680
 6/30/2004             $ 12,860                   $ 13,890             $ 11,717
 7/31/2004             $ 13,080                   $ 14,073             $ 11,699
 8/31/2004             $ 13,346                   $ 14,355             $ 11,705
 9/30/2004             $ 13,410                   $ 14,431             $ 11,729
10/31/2004             $ 13,542                   $ 14,555             $ 11,791
11/30/2004             $ 13,425                   $ 14,435             $ 11,797
12/31/2004             $ 13,591                   $ 14,612             $ 11,754
 1/31/2005             $ 13,769                   $ 14,748             $ 11,779
 2/28/2005             $ 13,754                   $ 14,699             $ 11,847
 3/31/2005             $ 13,692                   $ 14,607             $ 11,939
 4/30/2005             $ 13,894                   $ 14,837             $ 12,020
 5/31/2005             $ 13,994                   $ 14,942             $ 12,007
 6/30/2005             $ 14,059                   $ 15,034             $ 12,014
 7/31/2005             $ 13,997                   $ 14,966             $ 12,069
 8/31/2005             $ 14,132                   $ 15,118             $ 12,131
 9/30/2005             $ 14,023                   $ 15,016             $ 12,279
10/31/2005             $ 13,924                   $ 14,925             $ 12,304
11/30/2005             $ 13,920                   $ 14,996             $ 12,205
12/31/2005             $ 14,044                   $ 15,125             $ 12,156
 1/31/2006             $ 14,098                   $ 15,166             $ 12,248
 2/28/2006             $ 14,235                   $ 15,268             $ 12,273
 3/31/2006             $ 14,123                   $ 15,163             $ 12,341
 4/30/2006             $ 14,106                   $ 15,157             $ 12,446
 5/31/2006             $ 14,113                   $ 15,225             $ 12,508
 6/30/2006             $ 14,072                   $ 15,167             $ 12,532
 7/31/2006             $ 14,224                   $ 15,348             $ 12,569
 8/31/2006             $ 14,424                   $ 15,576             $ 12,594
 9/30/2006             $ 14,540                   $ 15,684             $ 12,532
10/31/2006             $ 14,632                   $ 15,782             $ 12,464
11/30/2006             $ 14,761                   $ 15,914             $ 12,446
12/31/2006             $ 14,695                   $ 15,858             $ 12,464
 1/31/2007             $ 14,666                   $ 15,817             $ 12,503
 2/28/2007             $ 14,881                   $ 16,025             $ 12,569
 3/31/2007             $ 14,815                   $ 15,986             $ 12,684
 4/30/2007             $ 14,872                   $ 16,033             $ 12,766
 5/31/2007             $ 14,805                   $ 15,962             $ 12,844
 6/30/2007             $ 14,724                   $ 15,880             $ 12,869
 7/31/2007             $ 14,830                   $ 16,003             $ 12,866
 8/31/2007             $ 14,650                   $ 15,934             $ 12,842
 9/30/2007             $ 14,856                   $ 16,169             $ 12,878
10/31/2007             $ 14,913                   $ 16,242             $ 12,905
11/30/2007             $ 14,894                   $ 16,345             $ 12,982
12/31/2007             $ 14,812                   $ 16,390             $ 12,973
 1/31/2008             $ 14,933                   $ 16,597             $ 13,038
 2/29/2008             $ 14,185                   $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/29/08
------------------------------
1-Year                  -5.56%
------------------------------
5-Year                  +2.43%
------------------------------
10-Year                 +3.56%
------------------------------


                                                              Annual Report | 43

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


44 | Annual Report

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07      VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
----------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000          $   971.00              $ 3.33
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000          $ 1,021.48              $ 3.42
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                                   $ 1,000          $   968.50              $ 6.02
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $ 1,000          $ 1,018.75              $ 6.17
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


46 | Annual Report

Franklin Federal Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of three to 10 years.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   55.1%
AA ...................................   17.3%
A ....................................   10.1%
BBB ..................................    7.2%
Below Investment Grade ...............    1.0%
Not Rated by S&P .....................    9.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                       MOODY'S   INTERNAL
AAA or Aaa                       4.9%         --
AA or Aa                         1.2%         --
A                                0.6%         --
BBB or Baa                       2.4%         --
Below Investment Grade             --       0.2%
------------------------------------------------
Total                            9.1%       0.2%

--------------------------------------------------------------------------------

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 130.


                                                              Annual Report | 47

DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                        ----------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2007                                              3.51 cents   2.97 cents
--------------------------------------------------------------------------------
April 2007                                              3.51 cents   2.97 cents
--------------------------------------------------------------------------------
May 2007                                                3.51 cents   2.97 cents
--------------------------------------------------------------------------------
June 2007                                               3.44 cents   2.91 cents
--------------------------------------------------------------------------------
July 2007                                               3.44 cents   2.91 cents
--------------------------------------------------------------------------------
August 2007                                             3.44 cents   2.91 cents
--------------------------------------------------------------------------------
September 2007                                          3.54 cents   3.04 cents
--------------------------------------------------------------------------------
October 2007                                            3.54 cents   3.04 cents
--------------------------------------------------------------------------------
November 2007                                           3.54 cents   3.04 cents
--------------------------------------------------------------------------------
December 2007                                           3.54 cents   3.02 cents
--------------------------------------------------------------------------------
January 2008                                            3.54 cents   3.02 cents
--------------------------------------------------------------------------------
February 2008                                           3.54 cents   3.02 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.47 on February 28, 2007, to $11.04 on February 29, 2008. The Fund's Class A shares paid dividends totaling 42.14 cents per share for the reporting period. 2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.73% based on an annualization of the current 3.51 cent per share dividend and the maximum offering price of $11.29 on February 29, 2008. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.74% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


48 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        26.0%
--------------------------------------------------------------------------------
Utilities                                                                 24.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    11.4%
--------------------------------------------------------------------------------
Other Revenue                                                              8.5%
--------------------------------------------------------------------------------
Prerefunded                                                                8.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       7.6%
--------------------------------------------------------------------------------
Transportation                                                             6.5%
--------------------------------------------------------------------------------
Tax-Supported                                                              3.4%
--------------------------------------------------------------------------------
Higher Education                                                           3.0%
--------------------------------------------------------------------------------
Corporate-Backed                                                           1.6%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 49

Performance Summary as of 2/29/08

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKITX)                                 CHANGE    2/29/08        2/28/07
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.43     $11.04         $11.47
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
----------------------------------------------------------------------------------------------
Dividend Income                               $0.4214
----------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCITX)                                 CHANGE    2/29/08        2/28/07
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.43     $11.06         $11.49
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
----------------------------------------------------------------------------------------------
Dividend Income                               $0.3586
----------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR    5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                               -0.11%    +15.59%        +48.28%
----------------------------------------------------------------------------------------------
Average Annual Total Return 2                           -2.33%     +2.48%         +3.78%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                      +0.48%     +3.00%         +4.05%
----------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.73%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.74%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.23%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.97%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.69%
----------------------------------------------------------------------------------------------
CLASS C                                                 1-YEAR     3-YEAR   INCEPTION (7/1/03)
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                               -0.66%     +5.30%         +9.56%
----------------------------------------------------------------------------------------------
Average Annual Total Return 2                           -1.62%     +1.74%         +1.98%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                      +1.30%     +2.95%         +2.50%
----------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.21%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       4.94%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.80%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.31%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.24%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


50 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Federal        Lehman Brothers Municipal
                 Intermediate-Term         Bond Index: 10-Year
   Date        Tax-Free Income Fund            Component 8               CPI 8
--------------------------------------------------------------------------------
  3/1/1998            $  9,774                    $ 10,000             $ 10,000
 3/31/1998            $  9,778                    $  9,993             $ 10,019
 4/30/1998            $  9,764                    $  9,938             $ 10,037
 5/31/1998            $  9,890                    $ 10,107             $ 10,056
 6/30/1998            $  9,920                    $ 10,144             $ 10,068
 7/31/1998            $  9,950                    $ 10,161             $ 10,080
 8/31/1998            $ 10,060                    $ 10,337             $ 10,093
 9/30/1998            $ 10,161                    $ 10,491             $ 10,105
10/31/1998            $ 10,156                    $ 10,495             $ 10,130
11/30/1998            $ 10,186                    $ 10,527             $ 10,130
12/31/1998            $ 10,215                    $ 10,560             $ 10,124
 1/31/1999            $ 10,335                    $ 10,721             $ 10,148
 2/28/1999            $ 10,282                    $ 10,625             $ 10,161
 3/31/1999            $ 10,283                    $ 10,620             $ 10,191
 4/30/1999            $ 10,321                    $ 10,648             $ 10,266
 5/31/1999            $ 10,267                    $ 10,573             $ 10,266
 6/30/1999            $ 10,149                    $ 10,377             $ 10,266
 7/31/1999            $ 10,178                    $ 10,446             $ 10,296
 8/31/1999            $ 10,114                    $ 10,408             $ 10,321
 9/30/1999            $ 10,135                    $ 10,443             $ 10,371
10/31/1999            $ 10,026                    $ 10,369             $ 10,389
11/30/1999            $ 10,084                    $ 10,483             $ 10,395
12/31/1999            $ 10,021                    $ 10,428             $ 10,395
 1/31/2000            $  9,957                    $ 10,385             $ 10,426
 2/29/2000            $ 10,027                    $ 10,467             $ 10,488
 3/31/2000            $ 10,182                    $ 10,671             $ 10,574
 4/30/2000            $ 10,137                    $ 10,617             $ 10,581
 5/31/2000            $ 10,073                    $ 10,554             $ 10,593
 6/30/2000            $ 10,259                    $ 10,841             $ 10,649
 7/31/2000            $ 10,369                    $ 10,991             $ 10,673
 8/31/2000            $ 10,527                    $ 11,161             $ 10,673
 9/30/2000            $ 10,511                    $ 11,110             $ 10,729
10/31/2000            $ 10,593                    $ 11,224             $ 10,747
11/30/2000            $ 10,626                    $ 11,285             $ 10,754
12/31/2000            $ 10,768                    $ 11,550             $ 10,747
 1/31/2001            $ 10,890                    $ 11,699             $ 10,815
 2/28/2001            $ 10,944                    $ 11,719             $ 10,859
 3/31/2001            $ 11,027                    $ 11,818             $ 10,883
 4/30/2001            $ 10,979                    $ 11,672             $ 10,926
 5/31/2001            $ 11,093                    $ 11,799             $ 10,976
 6/30/2001            $ 11,167                    $ 11,870             $ 10,994
 7/31/2001            $ 11,313                    $ 12,032             $ 10,964
 8/31/2001            $ 11,489                    $ 12,238             $ 10,964
 9/30/2001            $ 11,482                    $ 12,221             $ 11,013
10/31/2001            $ 11,588                    $ 12,372             $ 10,976
11/30/2001            $ 11,488                    $ 12,213             $ 10,957
12/31/2001            $ 11,365                    $ 12,083             $ 10,914
 1/31/2002            $ 11,522                    $ 12,311             $ 10,939
 2/28/2002            $ 11,670                    $ 12,487             $ 10,982
 3/31/2002            $ 11,471                    $ 12,230             $ 11,044
 4/30/2002            $ 11,702                    $ 12,514             $ 11,106
 5/31/2002            $ 11,766                    $ 12,573             $ 11,106
 6/30/2002            $ 11,925                    $ 12,729             $ 11,112
 7/31/2002            $ 12,052                    $ 12,898             $ 11,124
 8/31/2002            $ 12,170                    $ 13,067             $ 11,161
 9/30/2002            $ 12,416                    $ 13,378             $ 11,180
10/31/2002            $ 12,201                    $ 13,135             $ 11,198
11/30/2002            $ 12,124                    $ 13,028             $ 11,198
12/31/2002            $ 12,384                    $ 13,313             $ 11,174
 1/31/2003            $ 12,327                    $ 13,241             $ 11,223
 2/28/2003            $ 12,543                    $ 13,470             $ 11,309
 3/31/2003            $ 12,551                    $ 13,477             $ 11,377
 4/30/2003            $ 12,648                    $ 13,577             $ 11,353
 5/31/2003            $ 12,997                    $ 13,966             $ 11,334
 6/30/2003            $ 12,916                    $ 13,899             $ 11,347
 7/31/2003            $ 12,368                    $ 13,316             $ 11,359
 8/31/2003            $ 12,486                    $ 13,430             $ 11,402
 9/30/2003            $ 12,894                    $ 13,882             $ 11,439
10/31/2003            $ 12,789                    $ 13,776             $ 11,427
11/30/2003            $ 12,918                    $ 13,924             $ 11,396
12/31/2003            $ 13,047                    $ 14,071             $ 11,384
 1/31/2004            $ 13,109                    $ 14,131             $ 11,439
 2/29/2004            $ 13,340                    $ 14,379             $ 11,501
 3/31/2004            $ 13,243                    $ 14,297             $ 11,575
 4/30/2004            $ 12,884                    $ 13,902             $ 11,612
 5/31/2004            $ 12,879                    $ 13,911             $ 11,680
 6/30/2004            $ 12,919                    $ 13,957             $ 11,717
 7/31/2004            $ 13,097                    $ 14,148             $ 11,699
 8/31/2004            $ 13,368                    $ 14,458             $ 11,705
 9/30/2004            $ 13,431                    $ 14,535             $ 11,729
10/31/2004            $ 13,542                    $ 14,651             $ 11,791
11/30/2004            $ 13,374                    $ 14,485             $ 11,797
12/31/2004            $ 13,531                    $ 14,655             $ 11,754
 1/31/2005            $ 13,631                    $ 14,779             $ 11,779
 2/28/2005            $ 13,542                    $ 14,686             $ 11,847
 3/31/2005            $ 13,418                    $ 14,557             $ 11,939
 4/30/2005            $ 13,672                    $ 14,839             $ 12,020
 5/31/2005            $ 13,760                    $ 14,939             $ 12,007
 6/30/2005            $ 13,825                    $ 15,025             $ 12,014
 7/31/2005            $ 13,711                    $ 14,897             $ 12,069
 8/31/2005            $ 13,860                    $ 15,078             $ 12,131
 9/30/2005            $ 13,745                    $ 14,942             $ 12,279
10/31/2005            $ 13,642                    $ 14,828             $ 12,304
11/30/2005            $ 13,708                    $ 14,920             $ 12,205
12/31/2005            $ 13,823                    $ 15,057             $ 12,156
 1/31/2006            $ 13,852                    $ 15,106             $ 12,248
 2/28/2006            $ 13,931                    $ 15,195             $ 12,273
 3/31/2006            $ 13,801                    $ 15,039             $ 12,341
 4/30/2006            $ 13,783                    $ 15,013             $ 12,446
 5/31/2006            $ 13,849                    $ 15,116             $ 12,508
 6/30/2006            $ 13,794                    $ 15,048             $ 12,532
 7/31/2006            $ 13,961                    $ 15,248             $ 12,569
 8/31/2006            $ 14,178                    $ 15,509             $ 12,594
 9/30/2006            $ 14,284                    $ 15,622             $ 12,532
10/31/2006            $ 14,353                    $ 15,716             $ 12,464
11/30/2006            $ 14,460                    $ 15,840             $ 12,446
12/31/2006            $ 14,391                    $ 15,766             $ 12,464
 1/31/2007            $ 14,334                    $ 15,695             $ 12,503
 2/28/2007            $ 14,517                    $ 15,916             $ 12,569
 3/31/2007            $ 14,486                    $ 15,884             $ 12,684
 4/30/2007            $ 14,517                    $ 15,934             $ 12,766
 5/31/2007            $ 14,435                    $ 15,851             $ 12,844
 6/30/2007            $ 14,364                    $ 15,766             $ 12,869
 7/31/2007            $ 14,472                    $ 15,908             $ 12,866
 8/31/2007            $ 14,491                    $ 15,947             $ 12,842
 9/30/2007            $ 14,679                    $ 16,161             $ 12,878
10/31/2007            $ 14,724                    $ 16,217             $ 12,905
11/30/2007            $ 14,835                    $ 16,397             $ 12,982
12/31/2007            $ 14,855                    $ 16,443             $ 12,973
 1/31/2008            $ 15,097                    $ 16,777             $ 13,038
 2/29/2008            $ 14,493                    $ 16,080             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                2/29/08
------------------------------
1-Year                  -2.33%
------------------------------
5-Year                  +2.48%
------------------------------
10-Year                 +3.78%
------------------------------

CLASS C (7/1/03-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Federal        Lehman Brothers Municipal
                 Intermediate-Term         Bond Index: 10-Year
   Date        Tax-Free Income Fund             Component 8              CPI 8
--------------------------------------------------------------------------------
  7/1/2003            $ 10,000                    $ 10,000             $ 10,000
 7/31/2003            $  9,570                    $  9,580             $ 10,011
 8/31/2003            $  9,665                    $  9,662             $ 10,049
 9/30/2003            $  9,967                    $  9,988             $ 10,082
10/31/2003            $  9,890                    $  9,911             $ 10,071
11/30/2003            $  9,977                    $ 10,018             $ 10,044
12/31/2003            $ 10,072                    $ 10,124             $ 10,033
 1/31/2004            $ 10,115                    $ 10,167             $ 10,082
 2/29/2004            $ 10,289                    $ 10,345             $ 10,136
 3/31/2004            $ 10,209                    $ 10,286             $ 10,201
 4/30/2004            $  9,928                    $ 10,002             $ 10,234
 5/31/2004            $  9,919                    $ 10,008             $ 10,294
 6/30/2004            $  9,945                    $ 10,042             $ 10,327
 7/31/2004            $ 10,086                    $ 10,179             $ 10,310
 8/31/2004            $ 10,290                    $ 10,402             $ 10,316
 9/30/2004            $ 10,334                    $ 10,457             $ 10,338
10/31/2004            $ 10,414                    $ 10,541             $ 10,392
11/30/2004            $ 10,271                    $ 10,421             $ 10,397
12/31/2004            $ 10,396                    $ 10,544             $ 10,359
 1/31/2005            $ 10,467                    $ 10,633             $ 10,381
 2/28/2005            $ 10,395                    $ 10,566             $ 10,441
 3/31/2005            $ 10,295                    $ 10,474             $ 10,523
 4/30/2005            $ 10,484                    $ 10,676             $ 10,593
 5/31/2005            $ 10,538                    $ 10,748             $ 10,582
 6/30/2005            $ 10,592                    $ 10,810             $ 10,588
 7/31/2005            $ 10,500                    $ 10,718             $ 10,637
 8/31/2005            $ 10,609                    $ 10,848             $ 10,691
 9/30/2005            $ 10,516                    $ 10,750             $ 10,822
10/31/2005            $ 10,433                    $ 10,669             $ 10,844
11/30/2005            $ 10,478                    $ 10,735             $ 10,757
12/31/2005            $ 10,561                    $ 10,833             $ 10,713
 1/31/2006            $ 10,579                    $ 10,868             $ 10,795
 2/28/2006            $ 10,634                    $ 10,933             $ 10,817
 3/31/2006            $ 10,530                    $ 10,820             $ 10,876
 4/30/2006            $ 10,511                    $ 10,801             $ 10,969
 5/31/2006            $ 10,557                    $ 10,875             $ 11,023
 6/30/2006            $ 10,510                    $ 10,826             $ 11,045
 7/31/2006            $ 10,632                    $ 10,971             $ 11,078
 8/31/2006            $ 10,792                    $ 11,158             $ 11,100
 9/30/2006            $ 10,858                    $ 11,240             $ 11,045
10/31/2006            $ 10,916                    $ 11,307             $ 10,985
11/30/2006            $ 10,992                    $ 11,397             $ 10,969
12/31/2006            $ 10,934                    $ 11,343             $ 10,985
 1/31/2007            $ 10,877                    $ 11,292             $ 11,019
 2/28/2007            $ 11,020                    $ 11,451             $ 11,078
 3/31/2007            $ 10,982                    $ 11,428             $ 11,179
 4/30/2007            $ 11,010                    $ 11,464             $ 11,251
 5/31/2007            $ 10,942                    $ 11,405             $ 11,320
 6/30/2007            $ 10,883                    $ 11,343             $ 11,342
 7/31/2007            $ 10,960                    $ 11,445             $ 11,339
 8/31/2007            $ 10,969                    $ 11,474             $ 11,318
 9/30/2007            $ 11,106                    $ 11,627             $ 11,349
10/31/2007            $ 11,136                    $ 11,668             $ 11,374
11/30/2007            $ 11,215                    $ 11,797             $ 11,441
12/31/2007            $ 11,225                    $ 11,830             $ 11,434
 1/31/2008            $ 11,402                    $ 12,070             $ 11,490
 2/29/2008            $ 10,956                    $ 11,569             $ 11,524

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                       2/29/08
-------------------------------------
1-Year                         -1.62%
-------------------------------------
3-Year                         +1.74%
-------------------------------------
Since Inception (7/1/03)       +1.98%
-------------------------------------


                                                              Annual Report | 51

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index
(CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


52 | Annual Report

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 53

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/07      VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,000.50              $3.53
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.33              $3.57
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $  997.80              $6.26
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.60              $6.32
------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


54 | Annual Report

Franklin Federal Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of five years or less.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   54.9%
AA ...................................   17.4%
A ....................................    8.0%
BBB ..................................   13.7%
Not Rated by S&P .....................    6.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                MOODY'S
AAA or Aaa                                3.3%
AA or Aa                                  2.7%
----------------------------------------------
Total                                     6.0%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Federal Limited-Term Tax-Free Income Fund's annual report for the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.93 on February 28, 2007, to $9.96 on February 29, 2008. The Fund's

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 141.


                                                              Annual Report | 55

DIVIDEND DISTRIBUTIONS*
Franklin Federal Limited-Term
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March 2007                                                           2.60 cents
--------------------------------------------------------------------------------
April 2007                                                           2.60 cents
--------------------------------------------------------------------------------
May 2007                                                             2.60 cents
--------------------------------------------------------------------------------
June 2007                                                            2.75 cents
--------------------------------------------------------------------------------
July 2007                                                            2.75 cents
--------------------------------------------------------------------------------
August 2007                                                          2.80 cents
--------------------------------------------------------------------------------
September 2007                                                       2.80 cents
--------------------------------------------------------------------------------
October 2007                                                         2.80 cents
--------------------------------------------------------------------------------
November 2007                                                        2.80 cents
--------------------------------------------------------------------------------
December 2007                                                        2.80 cents
--------------------------------------------------------------------------------
January 2008                                                         2.80 cents
--------------------------------------------------------------------------------
February 2008                                                        2.60 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PORTFOLIO BREAKDOWN
Franklin Federal Limited-Term
Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        21.4%
--------------------------------------------------------------------------------
Higher Education                                                          14.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      13.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    13.5%
--------------------------------------------------------------------------------
Utilities                                                                  9.3%
--------------------------------------------------------------------------------
Other Revenue                                                              8.5%
--------------------------------------------------------------------------------
Tax-Supported                                                              6.5%
--------------------------------------------------------------------------------
Prerefunded                                                                5.3%
--------------------------------------------------------------------------------
Corporate-Backed                                                           3.4%
--------------------------------------------------------------------------------
Transportation                                                             3.0%
--------------------------------------------------------------------------------
Housing                                                                    1.2%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

Class A shares paid dividends totaling 32.65 cents per share for the reporting period. 2 The Performance Summary beginning on page 57 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.74%. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 4.22% from a taxable investment to match the Fund's Class A tax-free distribution rate.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


56 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FFTFX)                                    CHANGE    2/29/08          2/28/07
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.03      $9.96           $9.93
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------------------------
Dividend Income                                 $0.3265
--------------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     3-YEAR    INCEPTION (9/2/03)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +3.64%     +8.27%          +10.31%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +1.29%     +1.91%           +1.69%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                         +2.17%     +2.38%           +1.91%
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          2.74%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6       4.22%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 7                  2.96%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 6                   4.55%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 8
--------------------------------------------------------------------------------------------------
      Without waiver                            1.16%
--------------------------------------------------------------------------------------------------
      With waiver                               0.50%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.50% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 6/30/08.


                                                              Annual Report | 57

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/29/08
---------------------------------------
1-Year                           +1.29%
---------------------------------------
3-Year                           +1.91%
---------------------------------------
Since Inception (9/2/03)         +1.69%
---------------------------------------

CLASS A (9/2/03-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Federal
                 Limited-Term         Lehman Brothers Municipal
   Date      Tax-Free Income Fund   Bond Index: 5-Year Component 9     CPI 9
--------------------------------------------------------------------------------
  9/2/2003         $  9,775                    $ 10,000              $ 10,000
 9/30/2003         $  9,853                    $ 10,253              $ 10,033
10/31/2003         $  9,834                    $ 10,186              $ 10,022
11/30/2003         $  9,853                    $ 10,227              $  9,995
12/31/2003         $  9,863                    $ 10,267              $  9,984
 1/31/2004         $  9,883                    $ 10,316              $ 10,033
 2/29/2004         $  9,942                    $ 10,442              $ 10,087
 3/31/2004         $  9,924                    $ 10,398              $ 10,152
 4/30/2004         $  9,837                    $ 10,190              $ 10,184
 5/31/2004         $  9,799                    $ 10,137              $ 10,244
 6/30/2004         $  9,810                    $ 10,175              $ 10,276
 7/31/2004         $  9,871                    $ 10,269              $ 10,260
 8/31/2004         $  9,962                    $ 10,449              $ 10,265
 9/30/2004         $  9,973                    $ 10,463              $ 10,287
10/31/2004         $  9,994                    $ 10,521              $ 10,341
11/30/2004         $  9,956                    $ 10,452              $ 10,347
12/31/2004         $  9,989                    $ 10,547              $ 10,309
 1/31/2005         $  9,981                    $ 10,544              $ 10,330
 2/28/2005         $  9,954                    $ 10,492              $ 10,390
 3/31/2005         $  9,929                    $ 10,425              $ 10,471
 4/30/2005         $  9,973                    $ 10,546              $ 10,542
 5/31/2005         $  9,989                    $ 10,576              $ 10,531
 6/30/2005         $ 10,024                    $ 10,625              $ 10,536
 7/31/2005         $ 10,001                    $ 10,567              $ 10,585
 8/31/2005         $ 10,028                    $ 10,634              $ 10,639
 9/30/2005         $ 10,025                    $ 10,615              $ 10,769
10/31/2005         $ 10,012                    $ 10,570              $ 10,791
11/30/2005         $ 10,020                    $ 10,595              $ 10,704
12/31/2005         $ 10,049                    $ 10,647              $ 10,661
 1/31/2006         $ 10,068                    $ 10,671              $ 10,742
 2/28/2006         $ 10,077                    $ 10,691              $ 10,764
 3/31/2006         $ 10,066                    $ 10,649              $ 10,823
 4/30/2006         $ 10,087                    $ 10,672              $ 10,915
 5/31/2006         $ 10,112                    $ 10,709              $ 10,970
 6/30/2006         $ 10,116                    $ 10,659              $ 10,991
 7/31/2006         $ 10,162                    $ 10,759              $ 11,024
 8/31/2006         $ 10,228                    $ 10,875              $ 11,046
 9/30/2006         $ 10,274                    $ 10,934              $ 10,991
10/31/2006         $ 10,300                    $ 10,980              $ 10,932
11/30/2006         $ 10,335                    $ 11,025              $ 10,915
12/31/2006         $ 10,342                    $ 11,002              $ 10,932
 1/31/2007         $ 10,337                    $ 10,979              $ 10,965
 2/28/2007         $ 10,396                    $ 11,079              $ 11,024
 3/31/2007         $ 10,423                    $ 11,105              $ 11,124
 4/30/2007         $ 10,440                    $ 11,122              $ 11,196
 5/31/2007         $ 10,457                    $ 11,089              $ 11,265
 6/30/2007         $ 10,475                    $ 11,069              $ 11,287
 7/31/2007         $ 10,526                    $ 11,165              $ 11,284
 8/31/2007         $ 10,566                    $ 11,251              $ 11,263
 9/30/2007         $ 10,628                    $ 11,353              $ 11,294
10/31/2007         $ 10,658                    $ 11,396              $ 11,318
11/30/2007         $ 10,709                    $ 11,518              $ 11,386
12/31/2007         $ 10,750                    $ 11,570              $ 11,378
 1/31/2008         $ 10,877                    $ 11,857              $ 11,434
 2/29/2008         $ 10,783                    $ 11,566              $ 11,468


58 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

1. If the manager had not waived fees, the Fund's distribution rate and total return would have been lower and yield for the period would have been 2.47%.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 2.33 cent per share current monthly dividend and the maximum offering price of $10.19 on 2/29/08.

6. Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

8. Figures are as stated in the Fund's prospectus current as of the date of this report.

9. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index:
5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index
(CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 59

Your Fund's Expenses

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


60 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                     VALUE 9/1/07       VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
------------------------------------------------------------------------------------------------------
Actual                                         $ 1,000          $ 1,019.50             $ 2.51
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000          $ 1,022.38             $ 2.51
------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                              Annual Report | 61

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high current income exempt from federal income tax by investing at least 80% of its total net assets in securities that pay interest free from such tax.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   21.2%
AA ...................................    6.1%
A ....................................    8.5%
BBB ..................................   17.1%
Below Investment Grade ...............   17.6%
Not Rated by S&P .....................   29.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                        MOODY'S   INTERNAL
AAA or Aaa                        3.0%       3.8%
AA or Aa                          0.4%       0.4%
A                                 1.7%       1.3%
BBB or Baa                        0.9%       2.4%
Below Investment Grade            3.5%      12.1%
-------------------------------------------------
Total                             9.5%      20.0%

--------------------------------------------------------------------------------

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 150.


62 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund

--------------------------------------------------------------------------------
                                            DIVIDEND PER SHARE
                           -----------------------------------------------------
MONTH                        CLASS A      CLASS B     CLASS C     ADVISOR CLASS
--------------------------------------------------------------------------------
March 2007                 4.38 cents   3.86 cents   3.85 cents     4.47 cents
--------------------------------------------------------------------------------
April 2007                 4.38 cents   3.86 cents   3.85 cents     4.47 cents
--------------------------------------------------------------------------------
May 2007                   4.38 cents   3.86 cents   3.85 cents     4.47 cents
--------------------------------------------------------------------------------
June 2007                  4.38 cents   3.88 cents   3.87 cents     4.47 cents
--------------------------------------------------------------------------------
July 2007                  4.38 cents   3.88 cents   3.87 cents     4.47 cents
--------------------------------------------------------------------------------
August 2007                4.38 cents   3.88 cents   3.87 cents     4.47 cents
--------------------------------------------------------------------------------
September 2007             4.38 cents   3.90 cents   3.88 cents     4.46 cents
--------------------------------------------------------------------------------
October 2007               4.38 cents   3.90 cents   3.88 cents     4.46 cents
--------------------------------------------------------------------------------
November 2007              4.38 cents   3.90 cents   3.88 cents     4.46 cents
--------------------------------------------------------------------------------
December 2007              4.42 cents   3.92 cents   3.93 cents     4.50 cents
--------------------------------------------------------------------------------
January 2008               4.42 cents   3.92 cents   3.93 cents     4.50 cents
--------------------------------------------------------------------------------
February 2008              4.42 cents   3.92 cents   3.93 cents     4.50 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.04 on February 28, 2007, to $9.98 on February 29, 2008. The Fund's Class A shares paid dividends totaling 52.66 cents per share for the same period.2 The Performance Summary beginning on page 65 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.12% based on an annualization of the current 4.45 cent per share dividend and the maximum offering price of $10.42 on February 29, 2008. An investor in the 2008 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.88% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 63

PORTFOLIO BREAKDOWN
Franklin High Yield Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               20.2%
--------------------------------------------------------------------------------
Utilities                                                                 19.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    16.2%
--------------------------------------------------------------------------------
Transportation                                                            11.9%
--------------------------------------------------------------------------------
Tax-Supported                                                             10.0%
--------------------------------------------------------------------------------
Corporate-Backed                                                           7.9%
--------------------------------------------------------------------------------
Other Revenue                                                              4.9%
--------------------------------------------------------------------------------
General Obligation                                                         3.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       3.1%
--------------------------------------------------------------------------------
Housing                                                                    1.4%
--------------------------------------------------------------------------------
Higher Education                                                           1.1%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

During the period, the Fund continued to generate high, current, tax-free income for its shareholders. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector. At period-end, we believed the Fund was well-positioned for any changes in yield spreads or interest rates.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


64 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRHIX)                                CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$1.06   $ 9.98   $11.04
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.5266
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FYIBX)                                CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$1.06   $10.05   $11.11
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.4667
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FHYIX)                                CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$1.06   $10.10   $11.16
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.4658
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FHYVX)                          CHANGE  2/29/08  2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$1.06   $10.00   $11.06
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                               $0.5367
--------------------------------------------------------------------------------


                                                              Annual Report | 65

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR   5-YEAR       10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                              -5.03%  +24.58%       +47.98%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                          -9.07%   +3.59%        +3.54%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -6.87%   +4.16%        +3.75%
-------------------------------------------------------------------------------------------
   Distribution Rate 4                          5.12%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.88%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  4.60%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   7.08%
-------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.62%
-------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR   5-YEAR  INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                              -5.53%  +21.15%       +37.46%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                          -9.15%   +3.58%        +3.53%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -6.93%   +4.17%        +3.74%
-------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.73%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.28%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  4.23%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   6.51%
-------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.17%
-------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR   5-YEAR       10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                              -5.51%  +21.26%       +40.17%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                          -6.41%   +3.93%        +3.43%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -4.23%   +4.48%        +3.63%
-------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.72%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.26%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  4.24%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   6.52%
-------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.17%
-------------------------------------------------------------------------------------------
ADVISOR CLASS 8                                        1-YEAR   5-YEAR       10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                              -4.94%  +24.78%       +48.21%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                          -4.94%   +4.53%        +4.01%
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                     -2.61%   +5.11%        +4.23%
-------------------------------------------------------------------------------------------
   Distribution Rate 4                          5.44%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       8.37%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  4.92%
-------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   7.57%
-------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.52%
-------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


66 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin High Yield            Lehman Brothers
   Date         Tax-Free Income Fund        Municipal Bond Index 9       CPI 9
--------------------------------------------------------------------------------
  3/1/1998            $  9,574                     $ 10,000            $ 10,000
 3/31/1998            $  9,579                     $ 10,009            $ 10,019
 4/30/1998            $  9,575                     $  9,964            $ 10,037
 5/31/1998            $  9,696                     $ 10,121            $ 10,056
 6/30/1998            $  9,742                     $ 10,161            $ 10,068
 7/31/1998            $  9,754                     $ 10,187            $ 10,080
 8/31/1998            $  9,868                     $ 10,344            $ 10,093
 9/30/1998            $  9,930                     $ 10,473            $ 10,105
10/31/1998            $  9,917                     $ 10,473            $ 10,130
11/30/1998            $  9,886                     $ 10,510            $ 10,130
12/31/1998            $  9,903                     $ 10,536            $ 10,124
 1/31/1999            $  9,984                     $ 10,661            $ 10,148
 2/28/1999            $  9,979                     $ 10,615            $ 10,161
 3/31/1999            $ 10,008                     $ 10,629            $ 10,191
 4/30/1999            $ 10,046                     $ 10,656            $ 10,266
 5/31/1999            $ 10,006                     $ 10,594            $ 10,266
 6/30/1999            $  9,895                     $ 10,442            $ 10,266
 7/31/1999            $  9,942                     $ 10,480            $ 10,296
 8/31/1999            $  9,830                     $ 10,396            $ 10,321
 9/30/1999            $  9,825                     $ 10,400            $ 10,371
10/31/1999            $  9,649                     $ 10,287            $ 10,389
11/30/1999            $  9,724                     $ 10,397            $ 10,395
12/31/1999            $  9,582                     $ 10,319            $ 10,395
 1/31/2000            $  9,495                     $ 10,274            $ 10,426
 2/29/2000            $  9,590                     $ 10,394            $ 10,488
 3/31/2000            $  9,787                     $ 10,621            $ 10,574
 4/30/2000            $  9,745                     $ 10,558            $ 10,581
 5/31/2000            $  9,684                     $ 10,503            $ 10,593
 6/30/2000            $  9,772                     $ 10,782            $ 10,649
 7/31/2000            $  9,888                     $ 10,932            $ 10,673
 8/31/2000            $ 10,025                     $ 11,100            $ 10,673
 9/30/2000            $  9,988                     $ 11,042            $ 10,729
10/31/2000            $ 10,057                     $ 11,163            $ 10,747
11/30/2000            $ 10,059                     $ 11,247            $ 10,754
12/31/2000            $ 10,144                     $ 11,525            $ 10,747
 1/31/2001            $ 10,210                     $ 11,639            $ 10,815
 2/28/2001            $ 10,267                     $ 11,676            $ 10,859
 3/31/2001            $ 10,364                     $ 11,781            $ 10,883
 4/30/2001            $ 10,313                     $ 11,653            $ 10,926
 5/31/2001            $ 10,420                     $ 11,779            $ 10,976
 6/30/2001            $ 10,508                     $ 11,858            $ 10,994
 7/31/2001            $ 10,676                     $ 12,033            $ 10,964
 8/31/2001            $ 10,845                     $ 12,231            $ 10,964
 9/30/2001            $ 10,754                     $ 12,190            $ 11,013
10/31/2001            $ 10,834                     $ 12,336            $ 10,976
11/30/2001            $ 10,813                     $ 12,232            $ 10,957
12/31/2001            $ 10,741                     $ 12,116            $ 10,914
 1/31/2002            $ 10,884                     $ 12,326            $ 10,939
 2/28/2002            $ 10,935                     $ 12,475            $ 10,982
 3/31/2002            $ 10,842                     $ 12,230            $ 11,044
 4/30/2002            $ 10,967                     $ 12,469            $ 11,106
 5/31/2002            $ 11,009                     $ 12,545            $ 11,106
 6/30/2002            $ 11,092                     $ 12,678            $ 11,112
 7/31/2002            $ 11,145                     $ 12,841            $ 11,124
 8/31/2002            $ 11,209                     $ 12,995            $ 11,161
 9/30/2002            $ 11,282                     $ 13,280            $ 11,180
10/31/2002            $ 11,015                     $ 13,059            $ 11,198
11/30/2002            $ 11,100                     $ 13,005            $ 11,198
12/31/2002            $ 11,294                     $ 13,280            $ 11,174
 1/31/2003            $ 11,304                     $ 13,246            $ 11,223
 2/28/2003            $ 11,369                     $ 13,431            $ 11,309
 3/31/2003            $ 11,292                     $ 13,439            $ 11,377
 4/30/2003            $ 11,423                     $ 13,528            $ 11,353
 5/31/2003            $ 11,688                     $ 13,845            $ 11,334
 6/30/2003            $ 11,721                     $ 13,786            $ 11,347
 7/31/2003            $ 11,507                     $ 13,303            $ 11,359
 8/31/2003            $ 11,541                     $ 13,403            $ 11,402
 9/30/2003            $ 11,856                     $ 13,797            $ 11,439
10/31/2003            $ 11,912                     $ 13,727            $ 11,427
11/30/2003            $ 12,059                     $ 13,870            $ 11,396
12/31/2003            $ 12,196                     $ 13,985            $ 11,384
 1/31/2004            $ 12,333                     $ 14,065            $ 11,439
 2/29/2004            $ 12,482                     $ 14,277            $ 11,501
 3/31/2004            $ 12,458                     $ 14,227            $ 11,575
 4/30/2004            $ 12,271                     $ 13,890            $ 11,612
 5/31/2004            $ 12,224                     $ 13,840            $ 11,680
 6/30/2004            $ 12,281                     $ 13,890            $ 11,717
 7/31/2004            $ 12,421                     $ 14,073            $ 11,699
 8/31/2004            $ 12,622                     $ 14,355            $ 11,705
 9/30/2004            $ 12,704                     $ 14,431            $ 11,729
10/31/2004            $ 12,834                     $ 14,555            $ 11,791
11/30/2004            $ 12,868                     $ 14,435            $ 11,797
12/31/2004            $ 13,035                     $ 14,612            $ 11,754
 1/31/2005            $ 13,190                     $ 14,748            $ 11,779
 2/28/2005            $ 13,224                     $ 14,699            $ 11,847
 3/31/2005            $ 13,197                     $ 14,607            $ 11,939
 4/30/2005            $ 13,416                     $ 14,837            $ 12,020
 5/31/2005            $ 13,537                     $ 14,942            $ 12,007
 6/30/2005            $ 13,646                     $ 15,034            $ 12,014
 7/31/2005            $ 13,694                     $ 14,966            $ 12,069
 8/31/2005            $ 13,792                     $ 15,118            $ 12,131
 9/30/2005            $ 13,611                     $ 15,016            $ 12,279
10/31/2005            $ 13,531                     $ 14,925            $ 12,304
11/30/2005            $ 13,574                     $ 14,996            $ 12,205
12/31/2005            $ 13,745                     $ 15,125            $ 12,156
 1/31/2006            $ 13,788                     $ 15,166            $ 12,248
 2/28/2006            $ 13,946                     $ 15,268            $ 12,273
 3/31/2006            $ 13,912                     $ 15,163            $ 12,341
 4/30/2006            $ 13,930                     $ 15,157            $ 12,446
 5/31/2006            $ 13,974                     $ 15,225            $ 12,508
 6/30/2006            $ 14,005                     $ 15,167            $ 12,532
 7/31/2006            $ 14,154                     $ 15,348            $ 12,569
 8/31/2006            $ 14,356                     $ 15,576            $ 12,594
 9/30/2006            $ 14,480                     $ 15,684            $ 12,532
10/31/2006            $ 14,605                     $ 15,782            $ 12,464
11/30/2006            $ 14,770                     $ 15,914            $ 12,446
12/31/2006            $ 14,775                     $ 15,858            $ 12,464
 1/31/2007            $ 14,766                     $ 15,817            $ 12,503
 2/28/2007            $ 14,920                     $ 16,025            $ 12,569
 3/31/2007            $ 14,870                     $ 15,986            $ 12,684
 4/30/2007            $ 14,930                     $ 16,033            $ 12,766
 5/31/2007            $ 14,853                     $ 15,962            $ 12,844
 6/30/2007            $ 14,776                     $ 15,880            $ 12,869
 7/31/2007            $ 14,836                     $ 16,003            $ 12,866
 8/31/2007            $ 14,594                     $ 15,934            $ 12,842
 9/30/2007            $ 14,835                     $ 16,169            $ 12,878
10/31/2007            $ 14,881                     $ 16,242            $ 12,905
11/30/2007            $ 14,831                     $ 16,345            $ 12,982
12/31/2007            $ 14,752                     $ 16,390            $ 12,973
 1/31/2008            $ 14,870                     $ 16,597            $ 13,038
 2/29/2008            $ 14,167                     $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS A                        2/29/08
--------------------------------------
1-Year                          -9.07%
--------------------------------------
5-Year                          +3.59%
--------------------------------------
10-Year                         +3.54%
--------------------------------------

CLASS B (1/1/99-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin High Yield            Lehman Brothers
   Date         Tax-Free Income Fund        Municipal Bond Index 9       CPI 9
--------------------------------------------------------------------------------
  1/1/1999            $ 10,000                     $ 10,000            $ 10,000
 1/31/1999            $ 10,095                     $ 10,119            $ 10,024
 2/28/1999            $ 10,085                     $ 10,075            $ 10,037
 3/31/1999            $ 10,110                     $ 10,089            $ 10,067
 4/30/1999            $ 10,143                     $ 10,114            $ 10,140
 5/31/1999            $ 10,098                     $ 10,055            $ 10,140
 6/30/1999            $  9,981                     $  9,911            $ 10,140
 7/31/1999            $ 10,033                     $  9,947            $ 10,171
 8/31/1999            $  9,915                     $  9,867            $ 10,195
 9/30/1999            $  9,905                     $  9,871            $ 10,244
10/31/1999            $  9,723                     $  9,764            $ 10,262
11/30/1999            $  9,794                     $  9,868            $ 10,268
12/31/1999            $  9,647                     $  9,794            $ 10,268
 1/31/2000            $  9,555                     $  9,752            $ 10,299
 2/29/2000            $  9,646                     $  9,865            $ 10,360
 3/31/2000            $  9,839                     $ 10,081            $ 10,445
 4/30/2000            $  9,801                     $ 10,021            $ 10,451
 5/31/2000            $  9,726                     $  9,969            $ 10,464
 6/30/2000            $  9,810                     $ 10,233            $ 10,519
 7/31/2000            $  9,931                     $ 10,375            $ 10,543
 8/31/2000            $ 10,054                     $ 10,535            $ 10,543
 9/30/2000            $ 10,013                     $ 10,481            $ 10,598
10/31/2000            $ 10,077                     $ 10,595            $ 10,616
11/30/2000            $ 10,084                     $ 10,675            $ 10,622
12/31/2000            $ 10,164                     $ 10,939            $ 10,616
 1/31/2001            $ 10,225                     $ 11,047            $ 10,683
 2/28/2001            $ 10,268                     $ 11,082            $ 10,726
 3/31/2001            $ 10,368                     $ 11,182            $ 10,750
 4/30/2001            $ 10,313                     $ 11,060            $ 10,793
 5/31/2001            $ 10,414                     $ 11,179            $ 10,842
 6/30/2001            $ 10,497                     $ 11,254            $ 10,860
 7/31/2001            $ 10,659                     $ 11,421            $ 10,830
 8/31/2001            $ 10,822                     $ 11,609            $ 10,830
 9/30/2001            $ 10,727                     $ 11,570            $ 10,879
10/31/2001            $ 10,802                     $ 11,708            $ 10,842
11/30/2001            $ 10,776                     $ 11,609            $ 10,824
12/31/2001            $ 10,700                     $ 11,499            $ 10,781
 1/31/2002            $ 10,836                     $ 11,699            $ 10,805
 2/28/2002            $ 10,892                     $ 11,840            $ 10,848
 3/31/2002            $ 10,784                     $ 11,608            $ 10,909
 4/30/2002            $ 10,902                     $ 11,835            $ 10,970
 5/31/2002            $ 10,949                     $ 11,907            $ 10,970
 6/30/2002            $ 11,017                     $ 12,033            $ 10,976
 7/31/2002            $ 11,063                     $ 12,187            $ 10,988
 8/31/2002            $ 11,132                     $ 12,334            $ 11,025
 9/30/2002            $ 11,200                     $ 12,604            $ 11,043
10/31/2002            $ 10,920                     $ 12,395            $ 11,062
11/30/2002            $ 10,999                     $ 12,343            $ 11,062
12/31/2002            $ 11,196                     $ 12,604            $ 11,037
 1/31/2003            $ 11,190                     $ 12,572            $ 11,086
 2/28/2003            $ 11,259                     $ 12,748            $ 11,171
 3/31/2003            $ 11,167                     $ 12,755            $ 11,239
 4/30/2003            $ 11,291                     $ 12,840            $ 11,214
 5/31/2003            $ 11,557                     $ 13,140            $ 11,196
 6/30/2003            $ 11,584                     $ 13,084            $ 11,208
 7/31/2003            $ 11,369                     $ 12,627            $ 11,220
 8/31/2003            $ 11,397                     $ 12,721            $ 11,263
 9/30/2003            $ 11,700                     $ 13,095            $ 11,300
10/31/2003            $ 11,750                     $ 13,029            $ 11,287
11/30/2003            $ 11,889                     $ 13,165            $ 11,257
12/31/2003            $ 12,017                     $ 13,274            $ 11,245
 1/31/2004            $ 12,146                     $ 13,350            $ 11,300
 2/29/2004            $ 12,287                     $ 13,551            $ 11,361
 3/31/2004            $ 12,257                     $ 13,503            $ 11,434
 4/30/2004            $ 12,069                     $ 13,184            $ 11,470
 5/31/2004            $ 12,017                     $ 13,136            $ 11,538
 6/30/2004            $ 12,079                     $ 13,184            $ 11,574
 7/31/2004            $ 12,210                     $ 13,357            $ 11,556
 8/31/2004            $ 12,388                     $ 13,625            $ 11,562
 9/30/2004            $ 12,474                     $ 13,697            $ 11,586
10/31/2004            $ 12,584                     $ 13,815            $ 11,647
11/30/2004            $ 12,612                     $ 13,701            $ 11,653
12/31/2004            $ 12,780                     $ 13,868            $ 11,611
 1/31/2005            $ 12,914                     $ 13,998            $ 11,635
 2/28/2005            $ 12,941                     $ 13,951            $ 11,702
 3/31/2005            $ 12,920                     $ 13,863            $ 11,794
 4/30/2005            $ 13,127                     $ 14,082            $ 11,873
 5/31/2005            $ 13,238                     $ 14,182            $ 11,861
 6/30/2005            $ 13,339                     $ 14,270            $ 11,867
 7/31/2005            $ 13,378                     $ 14,205            $ 11,922
 8/31/2005            $ 13,467                     $ 14,348            $ 11,983
 9/30/2005            $ 13,286                     $ 14,252            $ 12,129
10/31/2005            $ 13,203                     $ 14,165            $ 12,154
11/30/2005            $ 13,239                     $ 14,233            $ 12,056
12/31/2005            $ 13,398                     $ 14,356            $ 12,007
 1/31/2006            $ 13,433                     $ 14,394            $ 12,099
 2/28/2006            $ 13,581                     $ 14,491            $ 12,123
 3/31/2006            $ 13,529                     $ 14,391            $ 12,190
 4/30/2006            $ 13,553                     $ 14,386            $ 12,294
 5/31/2006            $ 13,589                     $ 14,450            $ 12,355
 6/30/2006            $ 13,612                     $ 14,396            $ 12,379
 7/31/2006            $ 13,750                     $ 14,567            $ 12,416
 8/31/2006            $ 13,939                     $ 14,783            $ 12,441
 9/30/2006            $ 14,052                     $ 14,886            $ 12,379
10/31/2006            $ 14,166                     $ 14,979            $ 12,312
11/30/2006            $ 14,319                     $ 15,104            $ 12,294
12/31/2006            $ 14,317                     $ 15,051            $ 12,312
 1/31/2007            $ 14,313                     $ 15,012            $ 12,350
 2/28/2007            $ 14,459                     $ 15,210            $ 12,416
 3/31/2007            $ 14,415                     $ 15,173            $ 12,529
 4/30/2007            $ 14,473                     $ 15,218            $ 12,610
 5/31/2007            $ 14,399                     $ 15,150            $ 12,688
 6/30/2007            $ 14,323                     $ 15,072            $ 12,712
 7/31/2007            $ 14,383                     $ 15,189            $ 12,709
 8/31/2007            $ 14,147                     $ 15,123            $ 12,686
 9/30/2007            $ 14,375                     $ 15,347            $ 12,721
10/31/2007            $ 14,425                     $ 15,415            $ 12,748
11/30/2007            $ 14,378                     $ 15,513            $ 12,823
12/31/2007            $ 14,301                     $ 15,557            $ 12,815
 1/31/2008            $ 14,414                     $ 15,753            $ 12,879
 2/29/2008            $ 13,746                     $ 15,032            $ 12,916

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B                                2/29/08
----------------------------------------------
1-Year                                  -9.15%
----------------------------------------------
5-Year                                  +3.58%
----------------------------------------------
Since Inception (1/1/99)                +3.53%
----------------------------------------------


                                                              Annual Report | 67

AVERAGE ANNUAL TOTAL RETURN

---------------------------------
CLASS C                   2/29/08
---------------------------------
1-Year                     -6.41%
---------------------------------
5-Year                     +3.93%
---------------------------------
10-Year                    +3.43%
---------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin High Yield          Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 9       CPI 9
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                    $ 10,000            $ 10,000
 3/31/1998             $ 10,000                    $ 10,009            $ 10,019
 4/30/1998             $  9,992                    $  9,964            $ 10,037
 5/31/1998             $ 10,113                    $ 10,121            $ 10,056
 6/30/1998             $ 10,155                    $ 10,161            $ 10,068
 7/31/1998             $ 10,172                    $ 10,187            $ 10,080
 8/31/1998             $ 10,276                    $ 10,344            $ 10,093
 9/30/1998             $ 10,336                    $ 10,473            $ 10,105
10/31/1998             $ 10,326                    $ 10,473            $ 10,130
11/30/1998             $ 10,290                    $ 10,510            $ 10,130
12/31/1998             $ 10,293                    $ 10,536            $ 10,124
 1/31/1999             $ 10,381                    $ 10,661            $ 10,148
 2/28/1999             $ 10,371                    $ 10,615            $ 10,161
 3/31/1999             $ 10,396                    $ 10,629            $ 10,191
 4/30/1999             $ 10,430                    $ 10,656            $ 10,266
 5/31/1999             $ 10,374                    $ 10,594            $ 10,266
 6/30/1999             $ 10,255                    $ 10,442            $ 10,266
 7/31/1999             $ 10,308                    $ 10,480            $ 10,296
 8/31/1999             $ 10,179                    $ 10,396            $ 10,321
 9/30/1999             $ 10,179                    $ 10,400            $ 10,371
10/31/1999             $  9,993                    $ 10,287            $ 10,389
11/30/1999             $ 10,057                    $ 10,397            $ 10,395
12/31/1999             $  9,907                    $ 10,319            $ 10,395
 1/31/2000             $  9,812                    $ 10,274            $ 10,426
 2/29/2000             $  9,905                    $ 10,394            $ 10,488
 3/31/2000             $ 10,103                    $ 10,621            $ 10,574
 4/30/2000             $ 10,064                    $ 10,558            $ 10,581
 5/31/2000             $  9,987                    $ 10,503            $ 10,593
 6/30/2000             $ 10,082                    $ 10,782            $ 10,649
 7/31/2000             $ 10,197                    $ 10,932            $ 10,673
 8/31/2000             $ 10,332                    $ 11,100            $ 10,673
 9/30/2000             $ 10,290                    $ 11,042            $ 10,729
10/31/2000             $ 10,356                    $ 11,163            $ 10,747
11/30/2000             $ 10,353                    $ 11,247            $ 10,754
12/31/2000             $ 10,435                    $ 11,525            $ 10,747
 1/31/2001             $ 10,498                    $ 11,639            $ 10,815
 2/28/2001             $ 10,551                    $ 11,676            $ 10,859
 3/31/2001             $ 10,644                    $ 11,781            $ 10,883
 4/30/2001             $ 10,588                    $ 11,653            $ 10,926
 5/31/2001             $ 10,692                    $ 11,779            $ 10,976
 6/30/2001             $ 10,786                    $ 11,858            $ 10,994
 7/31/2001             $ 10,952                    $ 12,033            $ 10,964
 8/31/2001             $ 11,119                    $ 12,231            $ 10,964
 9/30/2001             $ 11,011                    $ 12,190            $ 11,013
10/31/2001             $ 11,098                    $ 12,336            $ 10,976
11/30/2001             $ 11,062                    $ 12,232            $ 10,957
12/31/2001             $ 10,983                    $ 12,116            $ 10,914
 1/31/2002             $ 11,133                    $ 12,326            $ 10,939
 2/28/2002             $ 11,180                    $ 12,475            $ 10,982
 3/31/2002             $ 11,080                    $ 12,230            $ 11,044
 4/30/2002             $ 11,201                    $ 12,469            $ 11,106
 5/31/2002             $ 11,238                    $ 12,545            $ 11,106
 6/30/2002             $ 11,318                    $ 12,678            $ 11,112
 7/31/2002             $ 11,367                    $ 12,841            $ 11,124
 8/31/2002             $ 11,426                    $ 12,995            $ 11,161
 9/30/2002             $ 11,495                    $ 13,280            $ 11,180
10/31/2002             $ 11,209                    $ 13,059            $ 11,198
11/30/2002             $ 11,300                    $ 13,005            $ 11,198
12/31/2002             $ 11,491                    $ 13,280            $ 11,174
 1/31/2003             $ 11,496                    $ 13,246            $ 11,223
 2/28/2003             $ 11,556                    $ 13,431            $ 11,309
 3/31/2003             $ 11,473                    $ 13,439            $ 11,377
 4/30/2003             $ 11,600                    $ 13,528            $ 11,353
 5/31/2003             $ 11,873                    $ 13,845            $ 11,334
 6/30/2003             $ 11,889                    $ 13,786            $ 11,347
 7/31/2003             $ 11,669                    $ 13,303            $ 11,359
 8/31/2003             $ 11,696                    $ 13,403            $ 11,402
 9/30/2003             $ 12,018                    $ 13,797            $ 11,439
10/31/2003             $ 12,069                    $ 13,727            $ 11,427
11/30/2003             $ 12,211                    $ 13,870            $ 11,396
12/31/2003             $ 12,331                    $ 13,985            $ 11,384
 1/31/2004             $ 12,463                    $ 14,065            $ 11,439
 2/29/2004             $ 12,619                    $ 14,277            $ 11,501
 3/31/2004             $ 12,588                    $ 14,227            $ 11,575
 4/30/2004             $ 12,395                    $ 13,890            $ 11,612
 5/31/2004             $ 12,342                    $ 13,840            $ 11,680
 6/30/2004             $ 12,393                    $ 13,890            $ 11,717
 7/31/2004             $ 12,528                    $ 14,073            $ 11,699
 8/31/2004             $ 12,722                    $ 14,355            $ 11,705
 9/30/2004             $ 12,798                    $ 14,431            $ 11,729
10/31/2004             $ 12,922                    $ 14,555            $ 11,791
11/30/2004             $ 12,951                    $ 14,435            $ 11,797
12/31/2004             $ 13,123                    $ 14,612            $ 11,754
 1/31/2005             $ 13,259                    $ 14,748            $ 11,779
 2/28/2005             $ 13,287                    $ 14,699            $ 11,847
 3/31/2005             $ 13,266                    $ 14,607            $ 11,939
 4/30/2005             $ 13,477                    $ 14,837            $ 12,020
 5/31/2005             $ 13,591                    $ 14,942            $ 12,007
 6/30/2005             $ 13,693                    $ 15,034            $ 12,014
 7/31/2005             $ 13,734                    $ 14,966            $ 12,069
 8/31/2005             $ 13,825                    $ 15,118            $ 12,131
 9/30/2005             $ 13,640                    $ 15,016            $ 12,279
10/31/2005             $ 13,554                    $ 14,925            $ 12,304
11/30/2005             $ 13,591                    $ 14,996            $ 12,205
12/31/2005             $ 13,753                    $ 15,125            $ 12,156
 1/31/2006             $ 13,789                    $ 15,166            $ 12,248
 2/28/2006             $ 13,953                    $ 15,268            $ 12,273
 3/31/2006             $ 13,900                    $ 15,163            $ 12,341
 4/30/2006             $ 13,924                    $ 15,157            $ 12,446
 5/31/2006             $ 13,948                    $ 15,225            $ 12,508
 6/30/2006             $ 13,972                    $ 15,167            $ 12,532
 7/31/2006             $ 14,126                    $ 15,348            $ 12,569
 8/31/2006             $ 14,306                    $ 15,576            $ 12,594
 9/30/2006             $ 14,435                    $ 15,684            $ 12,532
10/31/2006             $ 14,551                    $ 15,782            $ 12,464
11/30/2006             $ 14,708                    $ 15,914            $ 12,446
12/31/2006             $ 14,706                    $ 15,858            $ 12,464
 1/31/2007             $ 14,691                    $ 15,817            $ 12,503
 2/28/2007             $ 14,835                    $ 16,025            $ 12,569
 3/31/2007             $ 14,780                    $ 15,986            $ 12,684
 4/30/2007             $ 14,831                    $ 16,033            $ 12,766
 5/31/2007             $ 14,749                    $ 15,962            $ 12,844
 6/30/2007             $ 14,666                    $ 15,880            $ 12,869
 7/31/2007             $ 14,718                    $ 16,003            $ 12,866
 8/31/2007             $ 14,473                    $ 15,934            $ 12,842
 9/30/2007             $ 14,703                    $ 16,169            $ 12,878
10/31/2007             $ 14,742                    $ 16,242            $ 12,905
11/30/2007             $ 14,699                    $ 16,345            $ 12,982
12/31/2007             $ 14,602                    $ 16,390            $ 12,973
 1/31/2008             $ 14,711                    $ 16,597            $ 13,038
 2/29/2008             $ 14,017                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------
ADVISOR CLASS 8           2/29/08
---------------------------------
1-Year                     -4.94%
---------------------------------
5-Year                     +4.53%
---------------------------------
10-Year                    +4.01%
---------------------------------

ADVISOR CLASS (3/1/98-2/29/08) 8

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin High Yield          Lehman Brothers
   Date          Tax-Free Income Fund       Municipal Bond Index 9       CPI 9
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                    $ 10,000            $ 10,000
 3/31/1998             $ 10,005                    $ 10,009            $ 10,019
 4/30/1998             $ 10,001                    $  9,964            $ 10,037
 5/31/1998             $ 10,128                    $ 10,121            $ 10,056
 6/30/1998             $ 10,176                    $ 10,161            $ 10,068
 7/31/1998             $ 10,189                    $ 10,187            $ 10,080
 8/31/1998             $ 10,307                    $ 10,344            $ 10,093
 9/30/1998             $ 10,373                    $ 10,473            $ 10,105
10/31/1998             $ 10,358                    $ 10,473            $ 10,130
11/30/1998             $ 10,326                    $ 10,510            $ 10,130
12/31/1998             $ 10,344                    $ 10,536            $ 10,124
 1/31/1999             $ 10,428                    $ 10,661            $ 10,148
 2/28/1999             $ 10,423                    $ 10,615            $ 10,161
 3/31/1999             $ 10,454                    $ 10,629            $ 10,191
 4/30/1999             $ 10,494                    $ 10,656            $ 10,266
 5/31/1999             $ 10,452                    $ 10,594            $ 10,266
 6/30/1999             $ 10,338                    $ 10,442            $ 10,266
 7/31/1999             $ 10,388                    $ 10,480            $ 10,296
 8/31/1999             $ 10,271                    $ 10,396            $ 10,321
 9/30/1999             $ 10,265                    $ 10,400            $ 10,371
10/31/1999             $ 10,081                    $ 10,287            $ 10,389
11/30/1999             $ 10,160                    $ 10,397            $ 10,395
12/31/1999             $ 10,012                    $ 10,319            $ 10,395
 1/31/2000             $  9,920                    $ 10,274            $ 10,426
 2/29/2000             $ 10,020                    $ 10,394            $ 10,488
 3/31/2000             $ 10,226                    $ 10,621            $ 10,574
 4/30/2000             $ 10,181                    $ 10,558            $ 10,581
 5/31/2000             $ 10,117                    $ 10,503            $ 10,593
 6/30/2000             $ 10,209                    $ 10,782            $ 10,649
 7/31/2000             $ 10,331                    $ 10,932            $ 10,673
 8/31/2000             $ 10,473                    $ 11,100            $ 10,673
 9/30/2000             $ 10,436                    $ 11,042            $ 10,729
10/31/2000             $ 10,507                    $ 11,163            $ 10,747
11/30/2000             $ 10,509                    $ 11,247            $ 10,754
12/31/2000             $ 10,598                    $ 11,525            $ 10,747
 1/31/2001             $ 10,668                    $ 11,639            $ 10,815
 2/28/2001             $ 10,727                    $ 11,676            $ 10,859
 3/31/2001             $ 10,828                    $ 11,781            $ 10,883
 4/30/2001             $ 10,775                    $ 11,653            $ 10,926
 5/31/2001             $ 10,887                    $ 11,779            $ 10,976
 6/30/2001             $ 10,978                    $ 11,858            $ 10,994
 7/31/2001             $ 11,154                    $ 12,033            $ 10,964
 8/31/2001             $ 11,330                    $ 12,231            $ 10,964
 9/30/2001             $ 11,235                    $ 12,190            $ 11,013
10/31/2001             $ 11,319                    $ 12,336            $ 10,976
11/30/2001             $ 11,297                    $ 12,232            $ 10,957
12/31/2001             $ 11,222                    $ 12,116            $ 10,914
 1/31/2002             $ 11,372                    $ 12,326            $ 10,939
 2/28/2002             $ 11,425                    $ 12,475            $ 10,982
 3/31/2002             $ 11,327                    $ 12,230            $ 11,044
 4/30/2002             $ 11,458                    $ 12,469            $ 11,106
 5/31/2002             $ 11,502                    $ 12,545            $ 11,106
 6/30/2002             $ 11,589                    $ 12,678            $ 11,112
 7/31/2002             $ 11,644                    $ 12,841            $ 11,124
 8/31/2002             $ 11,710                    $ 12,995            $ 11,161
 9/30/2002             $ 11,788                    $ 13,280            $ 11,180
10/31/2002             $ 11,508                    $ 13,059            $ 11,198
11/30/2002             $ 11,597                    $ 13,005            $ 11,198
12/31/2002             $ 11,800                    $ 13,280            $ 11,174
 1/31/2003             $ 11,810                    $ 13,246            $ 11,223
 2/28/2003             $ 11,878                    $ 13,431            $ 11,309
 3/31/2003             $ 11,797                    $ 13,439            $ 11,377
 4/30/2003             $ 11,935                    $ 13,528            $ 11,353
 5/31/2003             $ 12,212                    $ 13,845            $ 11,334
 6/30/2003             $ 12,246                    $ 13,786            $ 11,347
 7/31/2003             $ 12,023                    $ 13,303            $ 11,359
 8/31/2003             $ 12,057                    $ 13,403            $ 11,402
 9/30/2003             $ 12,387                    $ 13,797            $ 11,439
10/31/2003             $ 12,446                    $ 13,727            $ 11,427
11/30/2003             $ 12,599                    $ 13,870            $ 11,396
12/31/2003             $ 12,742                    $ 13,985            $ 11,384
 1/31/2004             $ 12,885                    $ 14,065            $ 11,439
 2/29/2004             $ 13,041                    $ 14,277            $ 11,501
 3/31/2004             $ 13,016                    $ 14,227            $ 11,575
 4/30/2004             $ 12,820                    $ 13,890            $ 11,612
 5/31/2004             $ 12,771                    $ 13,840            $ 11,680
 6/30/2004             $ 12,831                    $ 13,890            $ 11,717
 7/31/2004             $ 12,978                    $ 14,073            $ 11,699
 8/31/2004             $ 13,187                    $ 14,355            $ 11,705
 9/30/2004             $ 13,272                    $ 14,431            $ 11,729
10/31/2004             $ 13,408                    $ 14,555            $ 11,791
11/30/2004             $ 13,444                    $ 14,435            $ 11,797
12/31/2004             $ 13,618                    $ 14,612            $ 11,754
 1/31/2005             $ 13,781                    $ 14,748            $ 11,779
 2/28/2005             $ 13,816                    $ 14,699            $ 11,847
 3/31/2005             $ 13,788                    $ 14,607            $ 11,939
 4/30/2005             $ 14,017                    $ 14,837            $ 12,020
 5/31/2005             $ 14,143                    $ 14,942            $ 12,007
 6/30/2005             $ 14,258                    $ 15,034            $ 12,014
 7/31/2005             $ 14,307                    $ 14,966            $ 12,069
 8/31/2005             $ 14,409                    $ 15,118            $ 12,131
 9/30/2005             $ 14,221                    $ 15,016            $ 12,279
10/31/2005             $ 14,137                    $ 14,925            $ 12,304
11/30/2005             $ 14,182                    $ 14,996            $ 12,205
12/31/2005             $ 14,360                    $ 15,125            $ 12,156
 1/31/2006             $ 14,373                    $ 15,166            $ 12,248
 2/28/2006             $ 14,540                    $ 15,268            $ 12,273
 3/31/2006             $ 14,505                    $ 15,163            $ 12,341
 4/30/2006             $ 14,539                    $ 15,157            $ 12,446
 5/31/2006             $ 14,572                    $ 15,225            $ 12,508
 6/30/2006             $ 14,578                    $ 15,167            $ 12,532
 7/31/2006             $ 14,762                    $ 15,348            $ 12,569
 8/31/2006             $ 14,960                    $ 15,576            $ 12,594
 9/30/2006             $ 15,103                    $ 15,684            $ 12,532
10/31/2006             $ 15,235                    $ 15,782            $ 12,464
11/30/2006             $ 15,408                    $ 15,914            $ 12,446
12/31/2006             $ 15,414                    $ 15,858            $ 12,464
 1/31/2007             $ 15,406                    $ 15,817            $ 12,503
 2/28/2007             $ 15,567                    $ 16,025            $ 12,569
 3/31/2007             $ 15,517                    $ 15,986            $ 12,684
 4/30/2007             $ 15,581                    $ 16,033            $ 12,766
 5/31/2007             $ 15,502                    $ 15,962            $ 12,844
 6/30/2007             $ 15,423                    $ 15,880            $ 12,869
 7/31/2007             $ 15,487                    $ 16,003            $ 12,866
 8/31/2007             $ 15,235                    $ 15,934            $ 12,842
 9/30/2007             $ 15,488                    $ 16,169            $ 12,878
10/31/2007             $ 15,537                    $ 16,242            $ 12,905
11/30/2007             $ 15,500                    $ 16,345            $ 12,982
12/31/2007             $ 15,406                    $ 16,390            $ 12,973
 1/31/2008             $ 15,529                    $ 16,597            $ 13,038
 2/29/2008             $ 14,821                    $ 15,837            $ 13,076


68 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the 2008 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +3.17% and +1.46%.

9. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must at be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 69

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


70 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/07       VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   970.60             $ 3.04
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.78             $ 3.12
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   968.10             $ 5.73
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.05             $ 5.87
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   968.30             $ 5.73
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.05             $ 5.87
------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   971.10             $ 2.55
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.28             $ 2.61
------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                              Annual Report | 71

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                              % OF TOTAL
RATINGS                                                LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                             56.3%
--------------------------------------------------------------------------------
AA                                                               7.0%
--------------------------------------------------------------------------------
A                                                                6.4%
--------------------------------------------------------------------------------
BBB                                                             13.3%
--------------------------------------------------------------------------------
Below Investment Grade                                           0.5%
--------------------------------------------------------------------------------
Not Rated by S&P                                                16.5%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                       MOODY'S   INTERNAL
AAA or Aaa                       7.8%       0.2%
AA or Aa                         1.2%        --
A                                6.5%        --
Below Investment Grade           0.8%        --
------------------------------------------------
Total                           16.3%       0.2%

--------------------------------------------------------------------------------

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.22 on February 28, 2007, to $11.45 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 178.


72 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                           -------------------------------------
MONTH                                        CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
March 2007                                 4.20 cents   3.63 cents   3.64 cents
--------------------------------------------------------------------------------
April 2007                                 4.20 cents   3.63 cents   3.64 cents
--------------------------------------------------------------------------------
May 2007                                   4.20 cents   3.63 cents   3.64 cents
--------------------------------------------------------------------------------
June 2007                                  4.20 cents   3.66 cents   3.64 cents
--------------------------------------------------------------------------------
July 2007                                  4.20 cents   3.66 cents   3.64 cents
--------------------------------------------------------------------------------
August 2007                                4.20 cents   3.66 cents   3.64 cents
--------------------------------------------------------------------------------
September 2007                             4.20 cents   3.65 cents   3.65 cents
--------------------------------------------------------------------------------
October 2007                               4.20 cents   3.65 cents   3.65 cents
--------------------------------------------------------------------------------
November 2007                              4.20 cents   3.65 cents   3.65 cents
--------------------------------------------------------------------------------
December 2007                              4.20 cents   3.64 cents   3.65 cents
--------------------------------------------------------------------------------
January 2008                               4.20 cents   3.64 cents   3.65 cents
--------------------------------------------------------------------------------
February 2008                              4.20 cents   3.64 cents   3.65 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 50.35 cents per share for the reporting period. 2 The Performance Summary beginning on page 75 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20% based on an annualization of the current 4.19 cent per share dividend and the maximum offering price of $11.96 on February 29, 2008. An investor in the 2008 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 7.10% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

New Jersey's economy has improved in recent years but job creation has been weaker than the nation's despite growth in non-farm employment. At period-end, the state's unemployment rate was 4.8%, which was the same as the national rate. 3

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.


                                                              Annual Report | 73

PORTFOLIO BREAKDOWN
Franklin New Jersey Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               35.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    18.4%
--------------------------------------------------------------------------------
Transportation                                                            15.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       8.2%
--------------------------------------------------------------------------------
Higher Education                                                           5.6%
--------------------------------------------------------------------------------
General Obligation                                                         5.4%
--------------------------------------------------------------------------------
Utilities                                                                  5.0%
--------------------------------------------------------------------------------
Other Revenue                                                              3.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.3%
--------------------------------------------------------------------------------
Housing                                                                    1.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.2%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

Revenues for fiscal year 2008 were expected to increase, and the budget included funding for various property tax relief measures with no tax increases. Expenditure growth is supported by prior-year surpluses and a onetime deferral of prior-year dedicated sales tax revenues for property tax relief. Gross income tax collections and sales tax receipts were projected to increase, while corporate business taxes were expected to decline due to various reductions and an anticipated slowdown in corporate pre-tax profit growth. Fiscal year 2008 first quarter revenue collections came in higher than budgeted estimates despite lower-than-expected corporate income tax receipts, as sales and personal income tax revenues were higher than projected.

The state's debt burden has increased significantly in recent years, primarily reflecting funding for a court-ordered school construction program and the issuance of debt for operating purposes in 2005. Net tax-supported debt was the third highest nationwide, while the state ranked fourth for net tax-supported debt per capita and debt as a percentage of personal income. Based on the state's high resident wealth levels, broad revenue and spending powers, and reduced reliance on non-recurring revenue measures, Moody's Investors Service, an independent credit rating agency, has assigned New Jersey's general obligation bonds a rating of Aa3 with a stable outlook. 4

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


74 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNJX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.77     $11.45     $12.22
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.5035
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FNJBX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.76     $11.52     $12.28
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4370
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FNIIX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.76     $11.55     $12.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4370
--------------------------------------------------------------------------------


                                                              Annual Report | 75

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.29%    +18.23%         +53.63%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -6.42%     +2.52%          +3.93%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -3.22%     +3.11%          +4.23%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.20%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.10%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.39%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.73%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.64%
--------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR     5-YEAR   INCEPTION (2/1/00)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.73%    +15.04%         +46.21%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -6.48%     +2.50%          +4.82%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -3.35%     +3.08%          +5.15%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.78%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.39%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.94%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.97%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.19%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.73%    +15.06%         +45.49%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -3.66%     +2.85%          +3.82%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -0.44%     +3.43%          +4.11%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.77%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.37%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.98%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.04%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.19%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


76 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin New Jersey        Lehman Brothers
   Date          Tax-Free Income Fund      Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $  9,574                   $ 10,000             $ 10,000
 3/31/1998             $  9,592                   $ 10,009             $ 10,019
 4/30/1998             $  9,569                   $  9,964             $ 10,037
 5/31/1998             $  9,701                   $ 10,121             $ 10,056
 6/30/1998             $  9,751                   $ 10,161             $ 10,068
 7/31/1998             $  9,769                   $ 10,187             $ 10,080
 8/31/1998             $  9,894                   $ 10,344             $ 10,093
 9/30/1998             $  9,994                   $ 10,473             $ 10,105
10/31/1998             $ 10,019                   $ 10,473             $ 10,130
11/30/1998             $ 10,037                   $ 10,510             $ 10,130
12/31/1998             $ 10,071                   $ 10,536             $ 10,124
 1/31/1999             $ 10,156                   $ 10,661             $ 10,148
 2/28/1999             $ 10,115                   $ 10,615             $ 10,161
 3/31/1999             $ 10,149                   $ 10,629             $ 10,191
 4/30/1999             $ 10,174                   $ 10,656             $ 10,266
 5/31/1999             $ 10,123                   $ 10,594             $ 10,266
 6/30/1999             $ 10,003                   $ 10,442             $ 10,266
 7/31/1999             $ 10,037                   $ 10,480             $ 10,296
 8/31/1999             $  9,899                   $ 10,396             $ 10,321
 9/30/1999             $  9,864                   $ 10,400             $ 10,371
10/31/1999             $  9,742                   $ 10,287             $ 10,389
11/30/1999             $  9,821                   $ 10,397             $ 10,395
12/31/1999             $  9,724                   $ 10,319             $ 10,395
 1/31/2000             $  9,662                   $ 10,274             $ 10,426
 2/29/2000             $  9,795                   $ 10,394             $ 10,488
 3/31/2000             $ 10,018                   $ 10,621             $ 10,574
 4/30/2000             $  9,955                   $ 10,558             $ 10,581
 5/31/2000             $  9,884                   $ 10,503             $ 10,593
 6/30/2000             $ 10,146                   $ 10,782             $ 10,649
 7/31/2000             $ 10,282                   $ 10,932             $ 10,673
 8/31/2000             $ 10,446                   $ 11,100             $ 10,673
 9/30/2000             $ 10,382                   $ 11,042             $ 10,729
10/31/2000             $ 10,511                   $ 11,163             $ 10,747
11/30/2000             $ 10,594                   $ 11,247             $ 10,754
12/31/2000             $ 10,853                   $ 11,525             $ 10,747
 1/31/2001             $ 10,909                   $ 11,639             $ 10,815
 2/28/2001             $ 10,992                   $ 11,676             $ 10,859
 3/31/2001             $ 11,076                   $ 11,781             $ 10,883
 4/30/2001             $ 10,962                   $ 11,653             $ 10,926
 5/31/2001             $ 11,084                   $ 11,779             $ 10,976
 6/30/2001             $ 11,177                   $ 11,858             $ 10,994
 7/31/2001             $ 11,347                   $ 12,033             $ 10,964
 8/31/2001             $ 11,499                   $ 12,231             $ 10,964
 9/30/2001             $ 11,429                   $ 12,190             $ 11,013
10/31/2001             $ 11,561                   $ 12,336             $ 10,976
11/30/2001             $ 11,471                   $ 12,232             $ 10,957
12/31/2001             $ 11,361                   $ 12,116             $ 10,914
 1/31/2002             $ 11,544                   $ 12,326             $ 10,939
 2/28/2002             $ 11,689                   $ 12,475             $ 10,982
 3/31/2002             $ 11,469                   $ 12,230             $ 11,044
 4/30/2002             $ 11,675                   $ 12,469             $ 11,106
 5/31/2002             $ 11,742                   $ 12,545             $ 11,106
 6/30/2002             $ 11,849                   $ 12,678             $ 11,112
 7/31/2002             $ 11,976                   $ 12,841             $ 11,124
 8/31/2002             $ 12,115                   $ 12,995             $ 11,161
 9/30/2002             $ 12,384                   $ 13,280             $ 11,180
10/31/2002             $ 12,127                   $ 13,059             $ 11,198
11/30/2002             $ 12,082                   $ 13,005             $ 11,198
12/31/2002             $ 12,344                   $ 13,280             $ 11,174
 1/31/2003             $ 12,289                   $ 13,246             $ 11,223
 2/28/2003             $ 12,439                   $ 13,431             $ 11,309
 3/31/2003             $ 12,456                   $ 13,439             $ 11,377
 4/30/2003             $ 12,546                   $ 13,528             $ 11,353
 5/31/2003             $ 12,834                   $ 13,845             $ 11,334
 6/30/2003             $ 12,787                   $ 13,786             $ 11,347
 7/31/2003             $ 12,297                   $ 13,303             $ 11,359
 8/31/2003             $ 12,396                   $ 13,403             $ 11,402
 9/30/2003             $ 12,708                   $ 13,797             $ 11,439
10/31/2003             $ 12,660                   $ 13,727             $ 11,427
11/30/2003             $ 12,813                   $ 13,870             $ 11,396
12/31/2003             $ 12,935                   $ 13,985             $ 11,384
 1/31/2004             $ 13,025                   $ 14,065             $ 11,439
 2/29/2004             $ 13,224                   $ 14,277             $ 11,501
 3/31/2004             $ 13,206                   $ 14,227             $ 11,575
 4/30/2004             $ 12,874                   $ 13,890             $ 11,612
 5/31/2004             $ 12,836                   $ 13,840             $ 11,680
 6/30/2004             $ 12,896                   $ 13,890             $ 11,717
 7/31/2004             $ 13,077                   $ 14,073             $ 11,699
 8/31/2004             $ 13,313                   $ 14,355             $ 11,705
 9/30/2004             $ 13,418                   $ 14,431             $ 11,729
10/31/2004             $ 13,535                   $ 14,555             $ 11,791
11/30/2004             $ 13,429                   $ 14,435             $ 11,797
12/31/2004             $ 13,602                   $ 14,612             $ 11,754
 1/31/2005             $ 13,798                   $ 14,748             $ 11,779
 2/28/2005             $ 13,770                   $ 14,699             $ 11,847
 3/31/2005             $ 13,707                   $ 14,607             $ 11,939
 4/30/2005             $ 13,917                   $ 14,837             $ 12,020
 5/31/2005             $ 14,036                   $ 14,942             $ 12,007
 6/30/2005             $ 14,109                   $ 15,034             $ 12,014
 7/31/2005             $ 14,068                   $ 14,966             $ 12,069
 8/31/2005             $ 14,200                   $ 15,118             $ 12,131
 9/30/2005             $ 14,100                   $ 15,016             $ 12,279
10/31/2005             $ 14,023                   $ 14,925             $ 12,304
11/30/2005             $ 14,085                   $ 14,996             $ 12,205
12/31/2005             $ 14,207                   $ 15,125             $ 12,156
 1/31/2006             $ 14,222                   $ 15,166             $ 12,248
 2/28/2006             $ 14,344                   $ 15,268             $ 12,273
 3/31/2006             $ 14,241                   $ 15,163             $ 12,341
 4/30/2006             $ 14,256                   $ 15,157             $ 12,446
 5/31/2006             $ 14,284                   $ 15,225             $ 12,508
 6/30/2006             $ 14,239                   $ 15,167             $ 12,532
 7/31/2006             $ 14,399                   $ 15,348             $ 12,569
 8/31/2006             $ 14,583                   $ 15,576             $ 12,594
 9/30/2006             $ 14,695                   $ 15,684             $ 12,532
10/31/2006             $ 14,784                   $ 15,782             $ 12,464
11/30/2006             $ 14,933                   $ 15,914             $ 12,446
12/31/2006             $ 14,888                   $ 15,858             $ 12,464
 1/31/2007             $ 14,854                   $ 15,817             $ 12,503
 2/28/2007             $ 15,055                   $ 16,025             $ 12,569
 3/31/2007             $ 14,995                   $ 15,986             $ 12,684
 4/30/2007             $ 15,047                   $ 16,033             $ 12,766
 5/31/2007             $ 14,987                   $ 15,962             $ 12,844
 6/30/2007             $ 14,915                   $ 15,880             $ 12,869
 7/31/2007             $ 15,018                   $ 16,003             $ 12,866
 8/31/2007             $ 14,920                   $ 15,934             $ 12,842
 9/30/2007             $ 15,162                   $ 16,169             $ 12,878
10/31/2007             $ 15,215                   $ 16,242             $ 12,905
11/30/2007             $ 15,281                   $ 16,345             $ 12,982
12/31/2007             $ 15,284                   $ 16,390             $ 12,973
 1/31/2008             $ 15,426                   $ 16,597             $ 13,038
 2/29/2008             $ 14,709                   $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/29/08
---------------------------------------
1-Year                           -6.42%
---------------------------------------
5-Year                           +2.52%
---------------------------------------
10-Year                          +3.93%
---------------------------------------

CLASS B (2/1/00-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin New Jersey        Lehman Brothers
   Date          Tax-Free Income Fund      Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  2/1/2000             $ 10,000                   $ 10,000             $ 10,000
 2/29/2000             $ 10,129                   $ 10,116             $ 10,059
 3/31/2000             $ 10,355                   $ 10,337             $ 10,142
 4/30/2000             $ 10,285                   $ 10,276             $ 10,148
 5/31/2000             $ 10,206                   $ 10,223             $ 10,160
 6/30/2000             $ 10,481                   $ 10,494             $ 10,213
 7/31/2000             $ 10,626                   $ 10,640             $ 10,237
 8/31/2000             $ 10,790                   $ 10,804             $ 10,237
 9/30/2000             $ 10,718                   $ 10,747             $ 10,290
10/31/2000             $ 10,846                   $ 10,865             $ 10,308
11/30/2000             $ 10,927                   $ 10,947             $ 10,314
12/31/2000             $ 11,188                   $ 11,217             $ 10,308
 1/31/2001             $ 11,240                   $ 11,328             $ 10,373
 2/28/2001             $ 11,331                   $ 11,364             $ 10,415
 3/31/2001             $ 11,411                   $ 11,466             $ 10,438
 4/30/2001             $ 11,288                   $ 11,342             $ 10,480
 5/31/2001             $ 11,408                   $ 11,464             $ 10,527
 6/30/2001             $ 11,498                   $ 11,541             $ 10,545
 7/31/2001             $ 11,667                   $ 11,712             $ 10,515
 8/31/2001             $ 11,817                   $ 11,905             $ 10,515
 9/30/2001             $ 11,750                   $ 11,865             $ 10,563
10/31/2001             $ 11,880                   $ 12,006             $ 10,527
11/30/2001             $ 11,773                   $ 11,905             $ 10,509
12/31/2001             $ 11,665                   $ 11,792             $ 10,468
 1/31/2002             $ 11,846                   $ 11,997             $ 10,492
 2/28/2002             $ 11,989                   $ 12,141             $ 10,533
 3/31/2002             $ 11,758                   $ 11,903             $ 10,592
 4/30/2002             $ 11,962                   $ 12,136             $ 10,652
 5/31/2002             $ 12,035                   $ 12,210             $ 10,652
 6/30/2002             $ 12,129                   $ 12,339             $ 10,658
 7/31/2002             $ 12,263                   $ 12,498             $ 10,669
 8/31/2002             $ 12,389                   $ 12,648             $ 10,705
 9/30/2002             $ 12,657                   $ 12,925             $ 10,723
10/31/2002             $ 12,400                   $ 12,711             $ 10,741
11/30/2002             $ 12,349                   $ 12,658             $ 10,741
12/31/2002             $ 12,609                   $ 12,925             $ 10,717
 1/31/2003             $ 12,547                   $ 12,892             $ 10,764
 2/28/2003             $ 12,695                   $ 13,072             $ 10,847
 3/31/2003             $ 12,706                   $ 13,080             $ 10,912
 4/30/2003             $ 12,792                   $ 13,167             $ 10,889
 5/31/2003             $ 13,078                   $ 13,475             $ 10,871
 6/30/2003             $ 13,024                   $ 13,418             $ 10,883
 7/31/2003             $ 12,522                   $ 12,948             $ 10,895
 8/31/2003             $ 12,617                   $ 13,045             $ 10,936
 9/30/2003             $ 12,926                   $ 13,428             $ 10,972
10/31/2003             $ 12,871                   $ 13,361             $ 10,960
11/30/2003             $ 13,031                   $ 13,500             $ 10,930
12/31/2003             $ 13,138                   $ 13,612             $ 10,918
 1/31/2004             $ 13,223                   $ 13,690             $ 10,972
 2/29/2004             $ 13,418                   $ 13,896             $ 11,031
 3/31/2004             $ 13,405                   $ 13,847             $ 11,102
 4/30/2004             $ 13,053                   $ 13,519             $ 11,137
 5/31/2004             $ 13,009                   $ 13,470             $ 11,203
 6/30/2004             $ 13,074                   $ 13,519             $ 11,238
 7/31/2004             $ 13,239                   $ 13,697             $ 11,220
 8/31/2004             $ 13,471                   $ 13,972             $ 11,226
 9/30/2004             $ 13,570                   $ 14,046             $ 11,250
10/31/2004             $ 13,682                   $ 14,167             $ 11,309
11/30/2004             $ 13,569                   $ 14,050             $ 11,315
12/31/2004             $ 13,748                   $ 14,221             $ 11,274
 1/31/2005             $ 13,928                   $ 14,354             $ 11,297
 2/28/2005             $ 13,894                   $ 14,307             $ 11,363
 3/31/2005             $ 13,836                   $ 14,216             $ 11,451
 4/30/2005             $ 14,028                   $ 14,441             $ 11,528
 5/31/2005             $ 14,141                   $ 14,543             $ 11,517
 6/30/2005             $ 14,220                   $ 14,633             $ 11,523
 7/31/2005             $ 14,161                   $ 14,567             $ 11,576
 8/31/2005             $ 14,286                   $ 14,714             $ 11,635
 9/30/2005             $ 14,192                   $ 14,615             $ 11,777
10/31/2005             $ 14,108                   $ 14,526             $ 11,801
11/30/2005             $ 14,164                   $ 14,596             $ 11,706
12/31/2005             $ 14,267                   $ 14,721             $ 11,659
 1/31/2006             $ 14,276                   $ 14,761             $ 11,748
 2/28/2006             $ 14,403                   $ 14,860             $ 11,771
 3/31/2006             $ 14,294                   $ 14,758             $ 11,836
 4/30/2006             $ 14,291                   $ 14,752             $ 11,937
 5/31/2006             $ 14,323                   $ 14,818             $ 11,996
 6/30/2006             $ 14,272                   $ 14,762             $ 12,020
 7/31/2006             $ 14,424                   $ 14,938             $ 12,056
 8/31/2006             $ 14,601                   $ 15,160             $ 12,079
 9/30/2006             $ 14,694                   $ 15,265             $ 12,020
10/31/2006             $ 14,788                   $ 15,361             $ 11,955
11/30/2006             $ 14,930                   $ 15,489             $ 11,937
12/31/2006             $ 14,878                   $ 15,434             $ 11,955
 1/31/2007             $ 14,838                   $ 15,395             $ 11,991
 2/28/2007             $ 15,018                   $ 15,597             $ 12,056
 3/31/2007             $ 14,964                   $ 15,559             $ 12,165
 4/30/2007             $ 15,009                   $ 15,605             $ 12,244
 5/31/2007             $ 14,942                   $ 15,536             $ 12,319
 6/30/2007             $ 14,864                   $ 15,455             $ 12,343
 7/31/2007             $ 14,959                   $ 15,575             $ 12,340
 8/31/2007             $ 14,856                   $ 15,508             $ 12,317
 9/30/2007             $ 15,076                   $ 15,738             $ 12,351
10/31/2007             $ 15,134                   $ 15,808             $ 12,378
11/30/2007             $ 15,192                   $ 15,909             $ 12,451
12/31/2007             $ 15,188                   $ 15,953             $ 12,443
 1/31/2008             $ 15,321                   $ 16,154             $ 12,505
 2/29/2008             $ 14,621                   $ 15,414             $ 12,541

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS B                         2/29/08
---------------------------------------
1-Year                           -6.48%
---------------------------------------
5-Year                           +2.50%
---------------------------------------
Since Inception (2/1/00)         +4.82%
---------------------------------------


                                                              Annual Report | 77

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                         2/29/08
---------------------------------------
1-Year                           -3.66%
---------------------------------------
5-Year                           +2.85%
---------------------------------------
10-Year                          +3.82%
---------------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin New Jersey        Lehman Brothers
   Date          Tax-Free Income Fund      Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                   $ 10,000             $ 10,000
 3/31/1998             $ 10,013                   $ 10,009             $ 10,019
 4/30/1998             $  9,977                   $  9,964             $ 10,037
 5/31/1998             $ 10,117                   $ 10,121             $ 10,056
 6/30/1998             $ 10,156                   $ 10,161             $ 10,068
 7/31/1998             $ 10,170                   $ 10,187             $ 10,080
 8/31/1998             $ 10,303                   $ 10,344             $ 10,093
 9/30/1998             $ 10,402                   $ 10,473             $ 10,105
10/31/1998             $ 10,424                   $ 10,473             $ 10,130
11/30/1998             $ 10,437                   $ 10,510             $ 10,130
12/31/1998             $ 10,467                   $ 10,536             $ 10,124
 1/31/1999             $ 10,550                   $ 10,661             $ 10,148
 2/28/1999             $ 10,511                   $ 10,615             $ 10,161
 3/31/1999             $ 10,532                   $ 10,629             $ 10,191
 4/30/1999             $ 10,553                   $ 10,656             $ 10,266
 5/31/1999             $ 10,504                   $ 10,594             $ 10,266
 6/30/1999             $ 10,367                   $ 10,442             $ 10,266
 7/31/1999             $ 10,397                   $ 10,480             $ 10,296
 8/31/1999             $ 10,250                   $ 10,396             $ 10,321
 9/30/1999             $ 10,209                   $ 10,400             $ 10,371
10/31/1999             $ 10,079                   $ 10,287             $ 10,389
11/30/1999             $ 10,155                   $ 10,397             $ 10,395
12/31/1999             $ 10,051                   $ 10,319             $ 10,395
 1/31/2000             $  9,974                   $ 10,274             $ 10,426
 2/29/2000             $ 10,115                   $ 10,394             $ 10,488
 3/31/2000             $ 10,349                   $ 10,621             $ 10,574
 4/30/2000             $ 10,271                   $ 10,558             $ 10,581
 5/31/2000             $ 10,193                   $ 10,503             $ 10,593
 6/30/2000             $ 10,457                   $ 10,782             $ 10,649
 7/31/2000             $ 10,601                   $ 10,932             $ 10,673
 8/31/2000             $ 10,755                   $ 11,100             $ 10,673
 9/30/2000             $ 10,693                   $ 11,042             $ 10,729
10/31/2000             $ 10,811                   $ 11,163             $ 10,747
11/30/2000             $ 10,891                   $ 11,247             $ 10,754
12/31/2000             $ 11,152                   $ 11,525             $ 10,747
 1/31/2001             $ 11,203                   $ 11,639             $ 10,815
 2/28/2001             $ 11,293                   $ 11,676             $ 10,859
 3/31/2001             $ 11,363                   $ 11,781             $ 10,883
 4/30/2001             $ 11,251                   $ 11,653             $ 10,926
 5/31/2001             $ 11,370                   $ 11,779             $ 10,976
 6/30/2001             $ 11,460                   $ 11,858             $ 10,994
 7/31/2001             $ 11,629                   $ 12,033             $ 10,964
 8/31/2001             $ 11,778                   $ 12,231             $ 10,964
 9/30/2001             $ 11,711                   $ 12,190             $ 11,013
10/31/2001             $ 11,831                   $ 12,336             $ 10,976
11/30/2001             $ 11,734                   $ 12,232             $ 10,957
12/31/2001             $ 11,617                   $ 12,116             $ 10,914
 1/31/2002             $ 11,807                   $ 12,326             $ 10,939
 2/28/2002             $ 11,949                   $ 12,475             $ 10,982
 3/31/2002             $ 11,720                   $ 12,230             $ 11,044
 4/30/2002             $ 11,913                   $ 12,469             $ 11,106
 5/31/2002             $ 11,985                   $ 12,545             $ 11,106
 6/30/2002             $ 12,089                   $ 12,678             $ 11,112
 7/31/2002             $ 12,213                   $ 12,841             $ 11,124
 8/31/2002             $ 12,347                   $ 12,995             $ 11,161
 9/30/2002             $ 12,614                   $ 13,280             $ 11,180
10/31/2002             $ 12,349                   $ 13,059             $ 11,198
11/30/2002             $ 12,298                   $ 13,005             $ 11,198
12/31/2002             $ 12,557                   $ 13,280             $ 11,174
 1/31/2003             $ 12,496                   $ 13,246             $ 11,223
 2/28/2003             $ 12,643                   $ 13,431             $ 11,309
 3/31/2003             $ 12,654                   $ 13,439             $ 11,377
 4/30/2003             $ 12,738                   $ 13,528             $ 11,353
 5/31/2003             $ 13,033                   $ 13,845             $ 11,334
 6/30/2003             $ 12,969                   $ 13,786             $ 11,347
 7/31/2003             $ 12,470                   $ 13,303             $ 11,359
 8/31/2003             $ 12,563                   $ 13,403             $ 11,402
 9/30/2003             $ 12,870                   $ 13,797             $ 11,439
10/31/2003             $ 12,826                   $ 13,727             $ 11,427
11/30/2003             $ 12,974                   $ 13,870             $ 11,396
12/31/2003             $ 13,080                   $ 13,985             $ 11,384
 1/31/2004             $ 13,176                   $ 14,065             $ 11,439
 2/29/2004             $ 13,370                   $ 14,277             $ 11,501
 3/31/2004             $ 13,346                   $ 14,227             $ 11,575
 4/30/2004             $ 13,008                   $ 13,890             $ 11,612
 5/31/2004             $ 12,952                   $ 13,840             $ 11,680
 6/30/2004             $ 13,017                   $ 13,890             $ 11,717
 7/31/2004             $ 13,192                   $ 14,073             $ 11,699
 8/31/2004             $ 13,422                   $ 14,355             $ 11,705
 9/30/2004             $ 13,510                   $ 14,431             $ 11,729
10/31/2004             $ 13,632                   $ 14,555             $ 11,791
11/30/2004             $ 13,520                   $ 14,435             $ 11,797
12/31/2004             $ 13,687                   $ 14,612             $ 11,754
 1/31/2005             $ 13,876                   $ 14,748             $ 11,779
 2/28/2005             $ 13,842                   $ 14,699             $ 11,847
 3/31/2005             $ 13,773                   $ 14,607             $ 11,939
 4/30/2005             $ 13,975                   $ 14,837             $ 12,020
 5/31/2005             $ 14,087                   $ 14,942             $ 12,007
 6/30/2005             $ 14,165                   $ 15,034             $ 12,014
 7/31/2005             $ 14,107                   $ 14,966             $ 12,069
 8/31/2005             $ 14,231                   $ 15,118             $ 12,131
 9/30/2005             $ 14,126                   $ 15,016             $ 12,279
10/31/2005             $ 14,055                   $ 14,925             $ 12,304
11/30/2005             $ 14,099                   $ 14,996             $ 12,205
12/31/2005             $ 14,212                   $ 15,125             $ 12,156
 1/31/2006             $ 14,221                   $ 15,166             $ 12,248
 2/28/2006             $ 14,336                   $ 15,268             $ 12,273
 3/31/2006             $ 14,239                   $ 15,163             $ 12,341
 4/30/2006             $ 14,236                   $ 15,157             $ 12,446
 5/31/2006             $ 14,268                   $ 15,225             $ 12,508
 6/30/2006             $ 14,217                   $ 15,167             $ 12,532
 7/31/2006             $ 14,357                   $ 15,348             $ 12,569
 8/31/2006             $ 14,544                   $ 15,576             $ 12,594
 9/30/2006             $ 14,636                   $ 15,684             $ 12,532
10/31/2006             $ 14,729                   $ 15,782             $ 12,464
11/30/2006             $ 14,870                   $ 15,914             $ 12,446
12/31/2006             $ 14,819                   $ 15,858             $ 12,464
 1/31/2007             $ 14,779                   $ 15,817             $ 12,503
 2/28/2007             $ 14,958                   $ 16,025             $ 12,569
 3/31/2007             $ 14,904                   $ 15,986             $ 12,684
 4/30/2007             $ 14,949                   $ 16,033             $ 12,766
 5/31/2007             $ 14,883                   $ 15,962             $ 12,844
 6/30/2007             $ 14,805                   $ 15,880             $ 12,869
 7/31/2007             $ 14,899                   $ 16,003             $ 12,866
 8/31/2007             $ 14,796                   $ 15,934             $ 12,842
 9/30/2007             $ 15,027                   $ 16,169             $ 12,878
10/31/2007             $ 15,072                   $ 16,242             $ 12,905
11/30/2007             $ 15,143                   $ 16,345             $ 12,982
12/31/2007             $ 15,126                   $ 16,390             $ 12,973
 1/31/2008             $ 15,259                   $ 16,597             $ 13,038
 2/29/2008             $ 14,549                   $ 15,837             $ 13,076

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


78 | Annual Report

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 79

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                                VALUE 9/1/07          VALUE 2/29/08        PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  985.70                   $3.11
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.73                   $3.17
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  983.10                   $5.82
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.00                   $5.92
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $  983.10                   $5.82
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.00                   $5.92
---------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


80 | Annual Report

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   39.9%
AA ...................................   18.2%
A ....................................   10.5%
BBB ..................................    8.3%
Below Investment Grade ...............    1.0%
Not Rated by S&P .....................   22.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                     MOODY'S   INTERNAL
AAA or Aaa                    12.5%       1.8%
AA or Aa                       5.4%        --
A                              1.2%        --
BBB or Baa                     0.5%       0.5%
Below Investment Grade          --        0.2%
----------------------------------------------
Total                         19.6%       2.5%

--------------------------------------------------------------------------------

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 187.


                                                              Annual Report | 81

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        ------------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------
March 2007                                              4.02 cents   3.47 cents
--------------------------------------------------------------------------------
April 2007                                              4.02 cents   3.47 cents
--------------------------------------------------------------------------------
May 2007                                                4.02 cents   3.47 cents
--------------------------------------------------------------------------------
June 2007                                               4.02 cents   3.49 cents
--------------------------------------------------------------------------------
July 2007                                               4.02 cents   3.49 cents
--------------------------------------------------------------------------------
August 2007                                             4.02 cents   3.49 cents
--------------------------------------------------------------------------------
September 2007                                          4.02 cents   3.48 cents
--------------------------------------------------------------------------------
October 2007                                            4.02 cents   3.48 cents
--------------------------------------------------------------------------------
November 2007                                           4.02 cents   3.48 cents
--------------------------------------------------------------------------------
December 2007                                           4.06 cents   3.51 cents
--------------------------------------------------------------------------------
January 2008                                            4.06 cents   3.51 cents
--------------------------------------------------------------------------------
February 2008                                           4.06 cents   3.51 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.93 on February 28, 2007, to $11.25 on February 29, 2008. The Fund's Class A shares paid dividends totaling 48.33 cents per share for the reporting period. 2 The Performance Summary beginning on page 85 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.15% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $11.75 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Oregon personal income tax bracket of 40.85% would need to earn a distribution rate of 7.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


82 | Annual Report

STATE UPDATE

Oregon's economy has strengthened over the past four years, spurred by solid job growth and a continued widening of its economic base. Personal and corporate incomes rebounded from 2000-2003 recessionary levels, and employment steadily made gains from late 2003 through 2007. All major sectors added jobs, led by a mix of high technology, construction and service-related industries, which allowed the state to further diversify from its traditional base in lumber, wood products and agriculture. However, employment, housing market activity and other economic indicators leveled off in late 2007 and early 2008. Nevertheless, Oregon's unemployment rate of 5.5% in February 2008 remained much lower than its recessionary peak of 8.5% in mid-2003. 3 The state also has not experienced a noticeable downturn in its real estate market, unlike much of the nation.

Stronger-than-expected revenues, driven by surging employment, rising incomes and increased capital gains taxes, greatly improved Oregon's financial position while building up reserves. General fund revenues for the 2005-2007 biennium were up a projected $1.5 billion over the previous biennium, more than 13% higher than initially forecast. 4 In an effort to prudently distribute the surplus revenue in accordance with the state's legislatively mandated refunds while increasing financial flexibility, a residual $319 million of corporate income tax was slated to be transferred into a newly created Rainy Day Fund in September 2007. 4 Oregon's 2007-2009 budget anticipates a modest 2.9% increase in total general fund revenues before the mandated refunds of personal income taxes. 4 The more moderate revenue forecast anticipates projected slowdowns in employment growth and home construction trends.

The state's general debt burden, which includes general obligation debt as well as appropriation debt, is moderately high at $1,545 per capita and 4.4% of total personal income. 4 In August 2007, independent credit rating agency Standard & Poor's (S&P) upgraded its rating of Oregon's general obligation debt to AA from AA-. 5 The rating, along with a stable outlook, reflects S&P's expectation that the newly funded reserves could improve the state's ability to manage its financial position if future revenues decline.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: State Review: Oregon," RATINGSDIRECT, 12/28/07.

5. This does not indicate S&P's rating of the Fund.


                                                              Annual Report | 83

PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               33.3%
--------------------------------------------------------------------------------
General Obligation                                                        15.8%
--------------------------------------------------------------------------------
Transportation                                                            11.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     8.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       7.5%
--------------------------------------------------------------------------------
Higher Education                                                           6.7%
--------------------------------------------------------------------------------
Utilities                                                                  6.0%
--------------------------------------------------------------------------------
Other Revenue                                                              5.4%
--------------------------------------------------------------------------------
Housing                                                                    3.3%
--------------------------------------------------------------------------------
Corporate-Backed                                                           1.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              0.9%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


84 | Annual Report

Performance Summary as of 2/29/08

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRORX)                                    CHANGE    2/29/08    2/28/07
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.68     $11.25     $11.93
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
----------------------------------------------------------------------------------------
Dividend Income                              $0.4833
----------------------------------------------------------------------------------------
CLASS C (SYMBOL: FORIX)                                    CHANGE    2/29/08    2/28/07
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.69     $11.36     $12.05
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
----------------------------------------------------------------------------------------
Dividend Income                              $0.4182
----------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR     10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -1.74%    +19.21%     +51.13%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                              -5.92%     +2.68%      +3.76%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -2.97%     +3.24%      +4.05%
----------------------------------------------------------------------------------------
   Distribution Rate 4                          4.15%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       7.02%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.29%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.56%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.65%
----------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR     10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.34%    +15.88%     +43.03%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                              -3.29%     +2.99%      +3.64%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -0.17%     +3.59%      +3.93%
----------------------------------------------------------------------------------------
   Distribution Rate 4                          3.70%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.26%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.87%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.85%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.20%
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 85

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
CLASS A                          2/29/08
----------------------------------------
1-Year                            -5.92%
----------------------------------------
5-Year                            +2.68%
----------------------------------------
10-Year                           +3.76%
----------------------------------------

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Oregon Tax-Free        Lehman Brothers
   Date               Income Fund           Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $  9,572                    $ 10,000            $ 10,000
 3/31/1998             $  9,573                    $ 10,009            $ 10,019
 4/30/1998             $  9,567                    $  9,964            $ 10,037
 5/31/1998             $  9,683                    $ 10,121            $ 10,056
 6/30/1998             $  9,717                    $ 10,161            $ 10,068
 7/31/1998             $  9,735                    $ 10,187            $ 10,080
 8/31/1998             $  9,861                    $ 10,344            $ 10,093
 9/30/1998             $  9,961                    $ 10,473            $ 10,105
10/31/1998             $  9,937                    $ 10,473            $ 10,130
11/30/1998             $  9,980                    $ 10,510            $ 10,130
12/31/1998             $ 10,005                    $ 10,536            $ 10,124
 1/31/1999             $ 10,098                    $ 10,661            $ 10,148
 2/28/1999             $ 10,064                    $ 10,615            $ 10,161
 3/31/1999             $ 10,088                    $ 10,629            $ 10,191
 4/30/1999             $ 10,104                    $ 10,656            $ 10,266
 5/31/1999             $ 10,051                    $ 10,594            $ 10,266
 6/30/1999             $  9,894                    $ 10,442            $ 10,266
 7/31/1999             $  9,927                    $ 10,480            $ 10,296
 8/31/1999             $  9,795                    $ 10,396            $ 10,321
 9/30/1999             $  9,775                    $ 10,400            $ 10,371
10/31/1999             $  9,616                    $ 10,287            $ 10,389
11/30/1999             $  9,711                    $ 10,397            $ 10,395
12/31/1999             $  9,612                    $ 10,319            $ 10,395
 1/31/2000             $  9,557                    $ 10,274            $ 10,426
 2/29/2000             $  9,680                    $ 10,394            $ 10,488
 3/31/2000             $  9,903                    $ 10,621            $ 10,574
 4/30/2000             $  9,838                    $ 10,558            $ 10,581
 5/31/2000             $  9,774                    $ 10,503            $ 10,593
 6/30/2000             $ 10,036                    $ 10,782            $ 10,649
 7/31/2000             $ 10,171                    $ 10,932            $ 10,673
 8/31/2000             $ 10,335                    $ 11,100            $ 10,673
 9/30/2000             $ 10,269                    $ 11,042            $ 10,729
10/31/2000             $ 10,369                    $ 11,163            $ 10,747
11/30/2000             $ 10,433                    $ 11,247            $ 10,754
12/31/2000             $ 10,674                    $ 11,525            $ 10,747
 1/31/2001             $ 10,729                    $ 11,639            $ 10,815
 2/28/2001             $ 10,774                    $ 11,676            $ 10,859
 3/31/2001             $ 10,857                    $ 11,781            $ 10,883
 4/30/2001             $ 10,742                    $ 11,653            $ 10,926
 5/31/2001             $ 10,844                    $ 11,779            $ 10,976
 6/30/2001             $ 10,928                    $ 11,858            $ 10,994
 7/31/2001             $ 11,099                    $ 12,033            $ 10,964
 8/31/2001             $ 11,271                    $ 12,231            $ 10,964
 9/30/2001             $ 11,200                    $ 12,190            $ 11,013
10/31/2001             $ 11,333                    $ 12,336            $ 10,976
11/30/2001             $ 11,241                    $ 12,232            $ 10,957
12/31/2001             $ 11,119                    $ 12,116            $ 10,914
 1/31/2002             $ 11,281                    $ 12,326            $ 10,939
 2/28/2002             $ 11,414                    $ 12,475            $ 10,982
 3/31/2002             $ 11,221                    $ 12,230            $ 11,044
 4/30/2002             $ 11,415                    $ 12,469            $ 11,106
 5/31/2002             $ 11,471                    $ 12,545            $ 11,106
 6/30/2002             $ 11,576                    $ 12,678            $ 11,112
 7/31/2002             $ 11,702                    $ 12,841            $ 11,124
 8/31/2002             $ 11,818                    $ 12,995            $ 11,161
 9/30/2002             $ 12,067                    $ 13,280            $ 11,180
10/31/2002             $ 11,818                    $ 13,059            $ 11,198
11/30/2002             $ 11,781                    $ 13,005            $ 11,198
12/31/2002             $ 12,023                    $ 13,280            $ 11,174
 1/31/2003             $ 11,976                    $ 13,246            $ 11,223
 2/28/2003             $ 12,137                    $ 13,431            $ 11,309
 3/31/2003             $ 12,131                    $ 13,439            $ 11,377
 4/30/2003             $ 12,220                    $ 13,528            $ 11,353
 5/31/2003             $ 12,538                    $ 13,845            $ 11,334
 6/30/2003             $ 12,510                    $ 13,786            $ 11,347
 7/31/2003             $ 12,070                    $ 13,303            $ 11,359
 8/31/2003             $ 12,158                    $ 13,403            $ 11,402
 9/30/2003             $ 12,470                    $ 13,797            $ 11,439
10/31/2003             $ 12,421                    $ 13,727            $ 11,427
11/30/2003             $ 12,574                    $ 13,870            $ 11,396
12/31/2003             $ 12,685                    $ 13,985            $ 11,384
 1/31/2004             $ 12,764                    $ 14,065            $ 11,439
 2/29/2004             $ 12,974                    $ 14,277            $ 11,501
 3/31/2004             $ 12,967                    $ 14,227            $ 11,575
 4/30/2004             $ 12,666                    $ 13,890            $ 11,612
 5/31/2004             $ 12,638                    $ 13,840            $ 11,680
 6/30/2004             $ 12,676                    $ 13,890            $ 11,717
 7/31/2004             $ 12,846                    $ 14,073            $ 11,699
 8/31/2004             $ 13,072                    $ 14,355            $ 11,705
 9/30/2004             $ 13,143                    $ 14,431            $ 11,729
10/31/2004             $ 13,281                    $ 14,555            $ 11,791
11/30/2004             $ 13,174                    $ 14,435            $ 11,797
12/31/2004             $ 13,358                    $ 14,612            $ 11,754
 1/31/2005             $ 13,531                    $ 14,748            $ 11,779
 2/28/2005             $ 13,512                    $ 14,699            $ 11,847
 3/31/2005             $ 13,436                    $ 14,607            $ 11,939
 4/30/2005             $ 13,668                    $ 14,837            $ 12,020
 5/31/2005             $ 13,774                    $ 14,942            $ 12,007
 6/30/2005             $ 13,847                    $ 15,034            $ 12,014
 7/31/2005             $ 13,793                    $ 14,966            $ 12,069
 8/31/2005             $ 13,947                    $ 15,118            $ 12,131
 9/30/2005             $ 13,845                    $ 15,016            $ 12,279
10/31/2005             $ 13,754                    $ 14,925            $ 12,304
11/30/2005             $ 13,814                    $ 14,996            $ 12,205
12/31/2005             $ 13,934                    $ 15,125            $ 12,156
 1/31/2006             $ 13,959                    $ 15,166            $ 12,248
 2/28/2006             $ 14,091                    $ 15,268            $ 12,273
 3/31/2006             $ 13,972                    $ 15,163            $ 12,341
 4/30/2006             $ 13,984                    $ 15,157            $ 12,446
 5/31/2006             $ 14,020                    $ 15,225            $ 12,508
 6/30/2006             $ 13,949                    $ 15,167            $ 12,532
 7/31/2006             $ 14,117                    $ 15,348            $ 12,569
 8/31/2006             $ 14,310                    $ 15,576            $ 12,594
 9/30/2006             $ 14,408                    $ 15,684            $ 12,532
10/31/2006             $ 14,493                    $ 15,782            $ 12,464
11/30/2006             $ 14,628                    $ 15,914            $ 12,446
12/31/2006             $ 14,567                    $ 15,858            $ 12,464
 1/31/2007             $ 14,530                    $ 15,817            $ 12,503
 2/28/2007             $ 14,727                    $ 16,025            $ 12,569
 3/31/2007             $ 14,665                    $ 15,986            $ 12,684
 4/30/2007             $ 14,715                    $ 16,033            $ 12,766
 5/31/2007             $ 14,653                    $ 15,962            $ 12,844
 6/30/2007             $ 14,591                    $ 15,880            $ 12,869
 7/31/2007             $ 14,679                    $ 16,003            $ 12,866
 8/31/2007             $ 14,629                    $ 15,934            $ 12,842
 9/30/2007             $ 14,844                    $ 16,169            $ 12,878
10/31/2007             $ 14,895                    $ 16,242            $ 12,905
11/30/2007             $ 14,984                    $ 16,345            $ 12,982
12/31/2007             $ 14,998                    $ 16,390            $ 12,973
 1/31/2008             $ 15,138                    $ 16,597            $ 13,038
 2/29/2008             $ 14,466                    $ 15,837            $ 13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                         2/29/08
---------------------------------------
1-Year                           -3.29%
---------------------------------------
5-Year                           +2.99%
---------------------------------------
10-Year                          +3.64%
---------------------------------------

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Oregon Tax-Free        Lehman Brothers
   Date               Income Fund           Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 10,000                    $ 10,000            $ 10,000
 3/31/1998             $  9,997                    $ 10,009            $ 10,019
 4/30/1998             $  9,977                    $  9,964            $ 10,037
 5/31/1998             $ 10,101                    $ 10,121            $ 10,056
 6/30/1998             $ 10,132                    $ 10,161            $ 10,068
 7/31/1998             $ 10,146                    $ 10,187            $ 10,080
 8/31/1998             $ 10,271                    $ 10,344            $ 10,093
 9/30/1998             $ 10,370                    $ 10,473            $ 10,105
10/31/1998             $ 10,340                    $ 10,473            $ 10,130
11/30/1998             $ 10,380                    $ 10,510            $ 10,130
12/31/1998             $ 10,401                    $ 10,536            $ 10,124
 1/31/1999             $ 10,492                    $ 10,661            $ 10,148
 2/28/1999             $ 10,461                    $ 10,615            $ 10,161
 3/31/1999             $ 10,472                    $ 10,629            $ 10,191
 4/30/1999             $ 10,492                    $ 10,656            $ 10,266
 5/31/1999             $ 10,424                    $ 10,594            $ 10,266
 6/30/1999             $ 10,266                    $ 10,442            $ 10,266
 7/31/1999             $ 10,286                    $ 10,480            $ 10,296
 8/31/1999             $ 10,154                    $ 10,396            $ 10,321
 9/30/1999             $ 10,121                    $ 10,400            $ 10,371
10/31/1999             $  9,961                    $ 10,287            $ 10,389
11/30/1999             $ 10,045                    $ 10,397            $ 10,395
12/31/1999             $  9,947                    $ 10,319            $ 10,395
 1/31/2000             $  9,877                    $ 10,274            $ 10,426
 2/29/2000             $  9,999                    $ 10,394            $ 10,488
 3/31/2000             $ 10,233                    $ 10,621            $ 10,574
 4/30/2000             $ 10,162                    $ 10,558            $ 10,581
 5/31/2000             $ 10,091                    $ 10,503            $ 10,593
 6/30/2000             $ 10,346                    $ 10,782            $ 10,649
 7/31/2000             $ 10,489                    $ 10,932            $ 10,673
 8/31/2000             $ 10,652                    $ 11,100            $ 10,673
 9/30/2000             $ 10,580                    $ 11,042            $ 10,729
10/31/2000             $ 10,677                    $ 11,163            $ 10,747
11/30/2000             $ 10,738                    $ 11,247            $ 10,754
12/31/2000             $ 10,979                    $ 11,525            $ 10,747
 1/31/2001             $ 11,030                    $ 11,639            $ 10,815
 2/28/2001             $ 11,062                    $ 11,676            $ 10,859
 3/31/2001             $ 11,160                    $ 11,781            $ 10,883
 4/30/2001             $ 11,037                    $ 11,653            $ 10,926
 5/31/2001             $ 11,136                    $ 11,779            $ 10,976
 6/30/2001             $ 11,207                    $ 11,858            $ 10,994
 7/31/2001             $ 11,386                    $ 12,033            $ 10,964
 8/31/2001             $ 11,556                    $ 12,231            $ 10,964
 9/30/2001             $ 11,468                    $ 12,190            $ 11,013
10/31/2001             $ 11,598                    $ 12,336            $ 10,976
11/30/2001             $ 11,500                    $ 12,232            $ 10,957
12/31/2001             $ 11,370                    $ 12,116            $ 10,914
 1/31/2002             $ 11,529                    $ 12,326            $ 10,939
 2/28/2002             $ 11,670                    $ 12,475            $ 10,982
 3/31/2002             $ 11,468                    $ 12,230            $ 11,044
 4/30/2002             $ 11,660                    $ 12,469            $ 11,106
 5/31/2002             $ 11,710                    $ 12,545            $ 11,106
 6/30/2002             $ 11,812                    $ 12,678            $ 11,112
 7/31/2002             $ 11,944                    $ 12,841            $ 11,124
 8/31/2002             $ 12,046                    $ 12,995            $ 11,161
 9/30/2002             $ 12,292                    $ 13,280            $ 11,180
10/31/2002             $ 12,035                    $ 13,059            $ 11,198
11/30/2002             $ 11,993                    $ 13,005            $ 11,198
12/31/2002             $ 12,241                    $ 13,280            $ 11,174
 1/31/2003             $ 12,189                    $ 13,246            $ 11,223
 2/28/2003             $ 12,345                    $ 13,431            $ 11,309
 3/31/2003             $ 12,324                    $ 13,439            $ 11,377
 4/30/2003             $ 12,418                    $ 13,528            $ 11,353
 5/31/2003             $ 12,734                    $ 13,845            $ 11,334
 6/30/2003             $ 12,699                    $ 13,786            $ 11,347
 7/31/2003             $ 12,250                    $ 13,303            $ 11,359
 8/31/2003             $ 12,322                    $ 13,403            $ 11,402
 9/30/2003             $ 12,630                    $ 13,797            $ 11,439
10/31/2003             $ 12,584                    $ 13,727            $ 11,427
11/30/2003             $ 12,732                    $ 13,870            $ 11,396
12/31/2003             $ 12,849                    $ 13,985            $ 11,384
 1/31/2004             $ 12,911                    $ 14,065            $ 11,439
 2/29/2004             $ 13,127                    $ 14,277            $ 11,501
 3/31/2004             $ 13,114                    $ 14,227            $ 11,575
 4/30/2004             $ 12,796                    $ 13,890            $ 11,612
 5/31/2004             $ 12,762                    $ 13,840            $ 11,680
 6/30/2004             $ 12,805                    $ 13,890            $ 11,717
 7/31/2004             $ 12,958                    $ 14,073            $ 11,699
 8/31/2004             $ 13,178                    $ 14,355            $ 11,705
 9/30/2004             $ 13,254                    $ 14,431            $ 11,729
10/31/2004             $ 13,387                    $ 14,555            $ 11,791
11/30/2004             $ 13,262                    $ 14,435            $ 11,797
12/31/2004             $ 13,451                    $ 14,612            $ 11,754
 1/31/2005             $ 13,617                    $ 14,748            $ 11,779
 2/28/2005             $ 13,593                    $ 14,699            $ 11,847
 3/31/2005             $ 13,510                    $ 14,607            $ 11,939
 4/30/2005             $ 13,723                    $ 14,837            $ 12,020
 5/31/2005             $ 13,833                    $ 14,942            $ 12,007
 6/30/2005             $ 13,900                    $ 15,034            $ 12,014
 7/31/2005             $ 13,840                    $ 14,966            $ 12,069
 8/31/2005             $ 13,987                    $ 15,118            $ 12,131
 9/30/2005             $ 13,879                    $ 15,016            $ 12,279
10/31/2005             $ 13,782                    $ 14,925            $ 12,304
11/30/2005             $ 13,836                    $ 14,996            $ 12,205
12/31/2005             $ 13,948                    $ 15,125            $ 12,156
 1/31/2006             $ 13,967                    $ 15,166            $ 12,248
 2/28/2006             $ 14,091                    $ 15,268            $ 12,273
 3/31/2006             $ 13,967                    $ 15,163            $ 12,341
 4/30/2006             $ 13,973                    $ 15,157            $ 12,446
 5/31/2006             $ 14,002                    $ 15,225            $ 12,508
 6/30/2006             $ 13,924                    $ 15,167            $ 12,532
 7/31/2006             $ 14,085                    $ 15,348            $ 12,569
 8/31/2006             $ 14,269                    $ 15,576            $ 12,594
 9/30/2006             $ 14,358                    $ 15,684            $ 12,532
10/31/2006             $ 14,448                    $ 15,782            $ 12,464
11/30/2006             $ 14,562                    $ 15,914            $ 12,446
12/31/2006             $ 14,507                    $ 15,858            $ 12,464
 1/31/2007             $ 14,464                    $ 15,817            $ 12,503
 2/28/2007             $ 14,652                    $ 16,025            $ 12,569
 3/31/2007             $ 14,584                    $ 15,986            $ 12,684
 4/30/2007             $ 14,626                    $ 16,033            $ 12,766
 5/31/2007             $ 14,559                    $ 15,962            $ 12,844
 6/30/2007             $ 14,479                    $ 15,880            $ 12,869
 7/31/2007             $ 14,571                    $ 16,003            $ 12,866
 8/31/2007             $ 14,516                    $ 15,934            $ 12,842
 9/30/2007             $ 14,708                    $ 16,169            $ 12,878
10/31/2007             $ 14,763                    $ 16,242            $ 12,905
11/30/2007             $ 14,844                    $ 16,345            $ 12,982
12/31/2007             $ 14,850                    $ 16,390            $ 12,973
 1/31/2008             $ 14,981                    $ 16,597            $ 13,038
 2/29/2008             $ 14,303                    $ 15,837            $ 13,076


86 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Oregon personal income tax rate of 40.85%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 87

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


88 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/07     VALUE 2/29/08   PERIOD* 9/1/07-2/29/08
--------------------------------------------------------------------------------------------------------
Actual                                             $1,000          $  988.90              $3.16
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000          $1,021.68              $3.22
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                             $1,000          $  985.50              $5.87
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000          $1,018.95              $5.97
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64% and C: 1.19%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                              Annual Report | 89

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/29/08**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..................................   51.5%
AA ...................................    3.8%
A ....................................   17.8%
BBB ..................................   13.8%
Not Rated by S&P .....................   13.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                     MOODY'S   INTERNAL
AAA or Aaa                    10.3%       0.2%
A                              2.4%        --
BBB or Baa                     0.2%        --
----------------------------------------------
Total                         12.9%       0.2%

--------------------------------------------------------------------------------

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 29, 2008.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $10.47 on February 28, 2007, to $9.82 on February 29, 2008. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 197.


90 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                   CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
March 2007                             3.69 cents     3.22 cents     3.20 cents
--------------------------------------------------------------------------------
April 2007                             3.69 cents     3.22 cents     3.20 cents
--------------------------------------------------------------------------------
May 2007                               3.69 cents     3.22 cents     3.20 cents
--------------------------------------------------------------------------------
June 2007                              3.61 cents     3.15 cents     3.14 cents
--------------------------------------------------------------------------------
July 2007                              3.61 cents     3.15 cents     3.14 cents
--------------------------------------------------------------------------------
August 2007                            3.61 cents     3.15 cents     3.14 cents
--------------------------------------------------------------------------------
September 2007                         3.61 cents     3.13 cents     3.15 cents
--------------------------------------------------------------------------------
October 2007                           3.61 cents     3.13 cents     3.15 cents
--------------------------------------------------------------------------------
November 2007                          3.61 cents     3.13 cents     3.15 cents
--------------------------------------------------------------------------------
December 2007                          3.61 cents     3.14 cents     3.13 cents
--------------------------------------------------------------------------------
January 2008                           3.61 cents     3.14 cents     3.13 cents
--------------------------------------------------------------------------------
February 2008                          3.61 cents     3.14 cents     3.13 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 43.58 cents per share for the reporting period. 2 The Performance Summary beginning on page 94 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.21% based on an annualization of the current 3.60 cent per share dividend and the maximum offering price of $10.26 on February 29, 2008. An investor in the 2008 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 91

PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free
Income Fund
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               30.7%
--------------------------------------------------------------------------------
General Obligation                                                        18.1%
--------------------------------------------------------------------------------
Higher Education                                                          16.5%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     7.8%
--------------------------------------------------------------------------------
Transportation                                                             7.4%
--------------------------------------------------------------------------------
Utilities                                                                  6.3%
--------------------------------------------------------------------------------
Other Revenue                                                              5.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       2.9%
--------------------------------------------------------------------------------
Corporate-Backed                                                           2.5%
--------------------------------------------------------------------------------
Housing                                                                    2.3%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

COMMONWEALTH UPDATE

Pennsylvania's economy has improved in the past few years, although it lagged the national average. Non-farm employment grew despite a loss of manufacturing jobs. An increase in professional and service sector employment helped offset the decline in manufacturing jobs and resulted in an employment base that more closely mirrored national averages. At period-end, Pennsylvania's unemployment rate was 4.9%, compared with the 4.8% national rate. 3

The commonwealth's fiscal year 2007 general fund revenues exceeded estimates, and fiscal year 2008 projected tax receipts were expected to increase, although at a below-average rate. The below-average growth estimate reflected Pennsylvania's traditionally conservative budgeting practices; however, actual general fund tax receipts on a budgetary basis have exceeded estimates for the past several years. Fiscal year 2008 general fund expenditures are higher than the prior year's levels, due partly to guaranteed increases for all school districts.

Recent growth in net tax-supported debt has been roughly equivalent to Pennsylvania's personal income growth. In 2007, the ratio of debt to personal income was 2.4%, which equaled the national median, and net tax-supported debt per capita was $852, which was slightly above the $787 national level. 4 Although the commonwealth's debt issuance may increase in coming years due to bond authorizations for economic stimulus and environmental improvements, ratios were expected to remain moderate relative to tax base resources. Given Pennsylvania's record of sound financial management and actions to preserve budget balance in recent years, as well as available reserves, Moody's Investors Service, an independent credit rating agency, has assigned the commonwealth's general obligation bonds a rating of Aa2 with a stable outlook. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 10 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, "New Issue: Pennsylvania (Commonwealth of)," 2/12/08.

5. This does not indicate Moody's rating of the Fund.


92 | Annual Report

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 93

Performance Summary as of 2/29/08

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRPAX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.65      $9.82     $10.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.4358
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBPTX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.65      $9.86     $10.51
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.3793
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRPTX)                            CHANGE    2/29/08    2/28/07
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.65      $9.90     $10.55
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/07-2/29/08)
--------------------------------------------------------------------------------
Dividend Income                         $0.3788
--------------------------------------------------------------------------------


94 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.16%    +16.26%         +50.01%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -6.28%     +2.16%          +3.69%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -3.57%     +2.70%          +3.94%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.21%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.68%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.45%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.48%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.66%
--------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR     5-YEAR    INCEPTION (2/1/00)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.68%    +13.18%         +44.82%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -6.43%     +2.17%          +4.69%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -3.81%     +2.66%          +4.97%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.78%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.00%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.00%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.76%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.21%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  -2.68%    +13.09%         +42.04%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              -3.61%     +2.49%          +3.57%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 3                         -0.92%     +3.01%          +3.83%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.77%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.98%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.06%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.86%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.21%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 95

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/29/08
---------------------------------------
1-Year                           -6.28%
---------------------------------------
5-Year                           +2.16%
---------------------------------------
10-Year                          +3.69%
---------------------------------------

CLASS A (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Pennsylvania          Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  3/1/1998             $ 9,574                     $10,000              $10,000
 3/31/1998             $ 9,580                     $10,009              $10,019
 4/30/1998             $ 9,568                     $ 9,964              $10,037
 5/31/1998             $ 9,675                     $10,121              $10,056
 6/30/1998             $ 9,728                     $10,161              $10,068
 7/31/1998             $ 9,743                     $10,187              $10,080
 8/31/1998             $ 9,852                     $10,344              $10,093
 9/30/1998             $ 9,960                     $10,473              $10,105
10/31/1998             $ 9,938                     $10,473              $10,130
11/30/1998             $ 9,981                     $10,510              $10,130
12/31/1998             $ 9,999                     $10,536              $10,124
 1/31/1999             $10,089                     $10,661              $10,148
 2/28/1999             $10,065                     $10,615              $10,161
 3/31/1999             $10,078                     $10,629              $10,191
 4/30/1999             $10,111                     $10,656              $10,266
 5/31/1999             $10,047                     $10,594              $10,266
 6/30/1999             $ 9,925                     $10,442              $10,266
 7/31/1999             $ 9,948                     $10,480              $10,296
 8/31/1999             $ 9,796                     $10,396              $10,321
 9/30/1999             $ 9,770                     $10,400              $10,371
10/31/1999             $ 9,587                     $10,287              $10,389
11/30/1999             $ 9,690                     $10,397              $10,395
12/31/1999             $ 9,584                     $10,319              $10,395
 1/31/2000             $ 9,508                     $10,274              $10,426
 2/29/2000             $ 9,632                     $10,394              $10,488
 3/31/2000             $ 9,869                     $10,621              $10,574
 4/30/2000             $ 9,812                     $10,558              $10,581
 5/31/2000             $ 9,765                     $10,503              $10,593
 6/30/2000             $10,015                     $10,782              $10,649
 7/31/2000             $10,153                     $10,932              $10,673
 8/31/2000             $10,322                     $11,100              $10,673
 9/30/2000             $10,285                     $11,042              $10,729
10/31/2000             $10,372                     $11,163              $10,747
11/30/2000             $10,418                     $11,247              $10,754
12/31/2000             $10,633                     $11,525              $10,747
 1/31/2001             $10,721                     $11,639              $10,815
 2/28/2001             $10,768                     $11,676              $10,859
 3/31/2001             $10,878                     $11,781              $10,883
 4/30/2001             $10,754                     $11,653              $10,926
 5/31/2001             $10,866                     $11,779              $10,976
 6/30/2001             $10,946                     $11,858              $10,994
 7/31/2001             $11,123                     $12,033              $10,964
 8/31/2001             $11,302                     $12,231              $10,964
 9/30/2001             $11,272                     $12,190              $11,013
10/31/2001             $11,397                     $12,336              $10,976
11/30/2001             $11,334                     $12,232              $10,957
12/31/2001             $11,204                     $12,116              $10,914
 1/31/2002             $11,395                     $12,326              $10,939
 2/28/2002             $11,521                     $12,475              $10,982
 3/31/2002             $11,300                     $12,230              $11,044
 4/30/2002             $11,483                     $12,469              $11,106
 5/31/2002             $11,554                     $12,545              $11,106
 6/30/2002             $11,681                     $12,678              $11,112
 7/31/2002             $11,821                     $12,841              $11,124
 8/31/2002             $11,949                     $12,995              $11,161
 9/30/2002             $12,193                     $13,280              $11,180
10/31/2002             $12,011                     $13,059              $11,198
11/30/2002             $11,978                     $13,005              $11,198
12/31/2002             $12,213                     $13,280              $11,174
 1/31/2003             $12,203                     $13,246              $11,223
 2/28/2003             $12,357                     $13,431              $11,309
 3/31/2003             $12,358                     $13,439              $11,377
 4/30/2003             $12,465                     $13,528              $11,353
 5/31/2003             $12,739                     $13,845              $11,334
 6/30/2003             $12,702                     $13,786              $11,347
 7/31/2003             $12,246                     $13,303              $11,359
 8/31/2003             $12,340                     $13,403              $11,402
 9/30/2003             $12,628                     $13,797              $11,439
10/31/2003             $12,578                     $13,727              $11,427
11/30/2003             $12,710                     $13,870              $11,396
12/31/2003             $12,793                     $13,985              $11,384
 1/31/2004             $12,877                     $14,065              $11,439
 2/29/2004             $13,052                     $14,277              $11,501
 3/31/2004             $13,000                     $14,227              $11,575
 4/30/2004             $12,713                     $13,890              $11,612
 5/31/2004             $12,675                     $13,840              $11,680
 6/30/2004             $12,685                     $13,890              $11,717
 7/31/2004             $12,857                     $14,073              $11,699
 8/31/2004             $13,068                     $14,355              $11,705
 9/30/2004             $13,142                     $14,431              $11,729
10/31/2004             $13,266                     $14,555              $11,791
11/30/2004             $13,163                     $14,435              $11,797
12/31/2004             $13,327                     $14,612              $11,754
 1/31/2005             $13,491                     $14,748              $11,779
 2/28/2005             $13,463                     $14,699              $11,847
 3/31/2005             $13,410                     $14,607              $11,939
 4/30/2005             $13,602                     $14,837              $12,020
 5/31/2005             $13,691                     $14,942              $12,007
 6/30/2005             $13,768                     $15,034              $12,014
 7/31/2005             $13,714                     $14,966              $12,069
 8/31/2005             $13,856                     $15,118              $12,131
 9/30/2005             $13,762                     $15,016              $12,279
10/31/2005             $13,694                     $14,925              $12,304
11/30/2005             $13,745                     $14,996              $12,205
12/31/2005             $13,862                     $15,125              $12,156
 1/31/2006             $13,887                     $15,166              $12,248
 2/28/2006             $14,018                     $15,268              $12,273
 3/31/2006             $13,935                     $15,163              $12,341
 4/30/2006             $13,933                     $15,157              $12,446
 5/31/2006             $13,971                     $15,225              $12,508
 6/30/2006             $13,912                     $15,167              $12,532
 7/31/2006             $14,058                     $15,348              $12,569
 8/31/2006             $14,245                     $15,576              $12,594
 9/30/2006             $14,337                     $15,684              $12,532
10/31/2006             $14,430                     $15,782              $12,464
11/30/2006             $14,564                     $15,914              $12,446
12/31/2006             $14,532                     $15,858              $12,464
 1/31/2007             $14,500                     $15,817              $12,503
 2/28/2007             $14,677                     $16,025              $12,569
 3/31/2007             $14,630                     $15,986              $12,684
 4/30/2007             $14,682                     $16,033              $12,766
 5/31/2007             $14,635                     $15,962              $12,844
 6/30/2007             $14,573                     $15,880              $12,869
 7/31/2007             $14,667                     $16,003              $12,866
 8/31/2007             $14,576                     $15,934              $12,842
 9/30/2007             $14,772                     $16,169              $12,878
10/31/2007             $14,838                     $16,242              $12,905
11/30/2007             $14,933                     $16,345              $12,982
12/31/2007             $14,956                     $16,390              $12,973
 1/31/2008             $15,095                     $16,597              $13,038
 2/29/2008             $14,362                     $15,837              $13,076

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS B                         2/29/08
---------------------------------------
1-Year                           -6.43%
---------------------------------------
5-Year                           +2.17%
---------------------------------------
Since Inception (2/1/00)         +4.69%
---------------------------------------

CLASS B (2/1/00-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Pennsylvania          Lehman Brothers
   Date         Tax-Free Income Fund       Municipal Bond Index 8        CPI 8
--------------------------------------------------------------------------------
  2/1/2000             $10,000                     $10,000              $10,000
 2/29/2000             $10,111                     $10,116              $10,059
 3/31/2000             $10,354                     $10,337              $10,142
 4/30/2000             $10,301                     $10,276              $10,148
 5/31/2000             $10,237                     $10,223              $10,160
 6/30/2000             $10,493                     $10,494              $10,213
 7/31/2000             $10,644                     $10,640              $10,237
 8/31/2000             $10,816                     $10,804              $10,237
 9/30/2000             $10,772                     $10,747              $10,290
10/31/2000             $10,858                     $10,865              $10,308
11/30/2000             $10,901                     $10,947              $10,314
12/31/2000             $11,121                     $11,217              $10,308
 1/31/2001             $11,208                     $11,328              $10,373
 2/28/2001             $11,251                     $11,364              $10,415
 3/31/2001             $11,361                     $11,466              $10,438
 4/30/2001             $11,227                     $11,342              $10,480
 5/31/2001             $11,338                     $11,464              $10,527
 6/30/2001             $11,427                     $11,541              $10,545
 7/31/2001             $11,607                     $11,712              $10,515
 8/31/2001             $11,788                     $11,905              $10,515
 9/30/2001             $11,752                     $11,865              $10,563
10/31/2001             $11,875                     $12,006              $10,527
11/30/2001             $11,805                     $11,905              $10,509
12/31/2001             $11,664                     $11,792              $10,468
 1/31/2002             $11,857                     $11,997              $10,492
 2/28/2002             $11,982                     $12,141              $10,533
 3/31/2002             $11,747                     $11,903              $10,592
 4/30/2002             $11,931                     $12,136              $10,652
 5/31/2002             $11,999                     $12,210              $10,652
 6/30/2002             $12,126                     $12,339              $10,658
 7/31/2002             $12,265                     $12,498              $10,669
 8/31/2002             $12,393                     $12,648              $10,705
 9/30/2002             $12,639                     $12,925              $10,723
10/31/2002             $12,457                     $12,711              $10,741
11/30/2002             $12,418                     $12,658              $10,741
12/31/2002             $12,655                     $12,925              $10,717
 1/31/2003             $12,627                     $12,892              $10,764
 2/28/2003             $12,792                     $13,072              $10,847
 3/31/2003             $12,787                     $13,080              $10,912
 4/30/2003             $12,880                     $13,167              $10,889
 5/31/2003             $13,168                     $13,475              $10,871
 6/30/2003             $13,124                     $13,418              $10,883
 7/31/2003             $12,648                     $12,948              $10,895
 8/31/2003             $12,739                     $13,045              $10,936
 9/30/2003             $13,029                     $13,428              $10,972
10/31/2003             $12,972                     $13,361              $10,960
11/30/2003             $13,101                     $13,500              $10,930
12/31/2003             $13,181                     $13,612              $10,918
 1/31/2004             $13,261                     $13,690              $10,972
 2/29/2004             $13,442                     $13,896              $11,031
 3/31/2004             $13,396                     $13,847              $11,102
 4/30/2004             $13,083                     $13,519              $11,137
 5/31/2004             $13,037                     $13,470              $11,203
 6/30/2004             $13,041                     $13,519              $11,238
 7/31/2004             $13,225                     $13,697              $11,220
 8/31/2004             $13,421                     $13,972              $11,226
 9/30/2004             $13,491                     $14,046              $11,250
10/31/2004             $13,612                     $14,167              $11,309
11/30/2004             $13,501                     $14,050              $11,315
12/31/2004             $13,662                     $14,221              $11,274
 1/31/2005             $13,823                     $14,354              $11,297
 2/28/2005             $13,789                     $14,307              $11,363
 3/31/2005             $13,728                     $14,216              $11,451
 4/30/2005             $13,918                     $14,441              $11,528
 5/31/2005             $14,015                     $14,543              $11,517
 6/30/2005             $14,087                     $14,633              $11,523
 7/31/2005             $14,026                     $14,567              $11,576
 8/31/2005             $14,151                     $14,714              $11,635
 9/30/2005             $14,063                     $14,615              $11,777
10/31/2005             $13,987                     $14,526              $11,801
11/30/2005             $14,019                     $14,596              $11,706
12/31/2005             $14,132                     $14,721              $11,659
 1/31/2006             $14,150                     $14,761              $11,748
 2/28/2006             $14,277                     $14,860              $11,771
 3/31/2006             $14,186                     $14,758              $11,836
 4/30/2006             $14,177                     $14,752              $11,937
 5/31/2006             $14,210                     $14,818              $11,996
 6/30/2006             $14,144                     $14,762              $12,020
 7/31/2006             $14,299                     $14,938              $12,056
 8/31/2006             $14,482                     $15,160              $12,079
 9/30/2006             $14,569                     $15,265              $12,020
10/31/2006             $14,656                     $15,361              $11,955
11/30/2006             $14,785                     $15,489              $11,937
12/31/2006             $14,746                     $15,434              $11,955
 1/31/2007             $14,706                     $15,395              $11,991
 2/28/2007             $14,879                     $15,597              $12,056
 3/31/2007             $14,825                     $15,559              $12,165
 4/30/2007             $14,857                     $15,605              $12,244
 5/31/2007             $14,803                     $15,536              $12,319
 6/30/2007             $14,733                     $15,455              $12,343
 7/31/2007             $14,836                     $15,575              $12,340
 8/31/2007             $14,723                     $15,508              $12,317
 9/30/2007             $14,927                     $15,738              $12,351
10/31/2007             $14,987                     $15,808              $12,378
11/30/2007             $15,076                     $15,909              $12,451
12/31/2007             $15,078                     $15,953              $12,443
 1/31/2008             $15,211                     $16,154              $12,505
 2/29/2008             $14,482                     $15,414              $12,541


96 | Annual Report

CLASS C (3/1/98-2/29/08)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Pennsylvania          Lehman Brothers
   Date           Tax-Free Income Fund       Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1998               $ 10,000                  $ 10,000             $ 10,000
 3/31/1998               $ 10,002                  $ 10,009             $ 10,019
 4/30/1998               $  9,975                  $  9,964             $ 10,037
 5/31/1998               $ 10,091                  $ 10,121             $ 10,056
 6/30/1998               $ 10,141                  $ 10,161             $ 10,068
 7/31/1998               $ 10,143                  $ 10,187             $ 10,080
 8/31/1998               $ 10,260                  $ 10,344             $ 10,093
 9/30/1998               $ 10,358                  $ 10,473             $ 10,105
10/31/1998               $ 10,339                  $ 10,473             $ 10,130
11/30/1998               $ 10,380                  $ 10,510             $ 10,130
12/31/1998               $ 10,393                  $ 10,536             $ 10,124
 1/31/1999               $ 10,482                  $ 10,661             $ 10,148
 2/28/1999               $ 10,452                  $ 10,615             $ 10,161
 3/31/1999               $ 10,471                  $ 10,629             $ 10,191
 4/30/1999               $ 10,489                  $ 10,656             $ 10,266
 5/31/1999               $ 10,418                  $ 10,594             $ 10,266
 6/30/1999               $ 10,288                  $ 10,442             $ 10,266
 7/31/1999               $ 10,307                  $ 10,480             $ 10,296
 8/31/1999               $ 10,145                  $ 10,396             $ 10,321
 9/30/1999               $ 10,114                  $ 10,400             $ 10,371
10/31/1999               $  9,920                  $ 10,287             $ 10,389
11/30/1999               $ 10,022                  $ 10,397             $ 10,395
12/31/1999               $  9,908                  $ 10,319             $ 10,395
 1/31/2000               $  9,826                  $ 10,274             $ 10,426
 2/29/2000               $  9,950                  $ 10,394             $ 10,488
 3/31/2000               $ 10,188                  $ 10,621             $ 10,574
 4/30/2000               $ 10,125                  $ 10,558             $ 10,581
 5/31/2000               $ 10,073                  $ 10,503             $ 10,593
 6/30/2000               $ 10,324                  $ 10,782             $ 10,649
 7/31/2000               $ 10,461                  $ 10,932             $ 10,673
 8/31/2000               $ 10,629                  $ 11,100             $ 10,673
 9/30/2000               $ 10,586                  $ 11,042             $ 10,729
10/31/2000               $ 10,671                  $ 11,163             $ 10,747
11/30/2000               $ 10,713                  $ 11,247             $ 10,754
12/31/2000               $ 10,928                  $ 11,525             $ 10,747
 1/31/2001               $ 11,013                  $ 11,639             $ 10,815
 2/28/2001               $ 11,066                  $ 11,676             $ 10,859
 3/31/2001               $ 11,163                  $ 11,781             $ 10,883
 4/30/2001               $ 11,031                  $ 11,653             $ 10,926
 5/31/2001               $ 11,151                  $ 11,779             $ 10,976
 6/30/2001               $ 11,227                  $ 11,858             $ 10,994
 7/31/2001               $ 11,404                  $ 12,033             $ 10,964
 8/31/2001               $ 11,581                  $ 12,231             $ 10,964
 9/30/2001               $ 11,545                  $ 12,190             $ 11,013
10/31/2001               $ 11,667                  $ 12,336             $ 10,976
11/30/2001               $ 11,597                  $ 12,232             $ 10,957
12/31/2001               $ 11,460                  $ 12,116             $ 10,914
 1/31/2002               $ 11,649                  $ 12,326             $ 10,939
 2/28/2002               $ 11,771                  $ 12,475             $ 10,982
 3/31/2002               $ 11,541                  $ 12,230             $ 11,044
 4/30/2002               $ 11,721                  $ 12,469             $ 11,106
 5/31/2002               $ 11,788                  $ 12,545             $ 11,106
 6/30/2002               $ 11,912                  $ 12,678             $ 11,112
 7/31/2002               $ 12,048                  $ 12,841             $ 11,124
 8/31/2002               $ 12,173                  $ 12,995             $ 11,161
 9/30/2002               $ 12,414                  $ 13,280             $ 11,180
10/31/2002               $ 12,236                  $ 13,059             $ 11,198
11/30/2002               $ 12,198                  $ 13,005             $ 11,198
12/31/2002               $ 12,429                  $ 13,280             $ 11,174
 1/31/2003               $ 12,413                  $ 13,246             $ 11,223
 2/28/2003               $ 12,563                  $ 13,431             $ 11,309
 3/31/2003               $ 12,559                  $ 13,439             $ 11,377
 4/30/2003               $ 12,650                  $ 13,528             $ 11,353
 5/31/2003               $ 12,933                  $ 13,845             $ 11,334
 6/30/2003               $ 12,889                  $ 13,786             $ 11,347
 7/31/2003               $ 12,423                  $ 13,303             $ 11,359
 8/31/2003               $ 12,500                  $ 13,403             $ 11,402
 9/30/2003               $ 12,783                  $ 13,797             $ 11,439
10/31/2003               $ 12,738                  $ 13,727             $ 11,427
11/30/2003               $ 12,864                  $ 13,870             $ 11,396
12/31/2003               $ 12,943                  $ 13,985             $ 11,384
 1/31/2004               $ 13,021                  $ 14,065             $ 11,439
 2/29/2004               $ 13,199                  $ 14,277             $ 11,501
 3/31/2004               $ 13,141                  $ 14,227             $ 11,575
 4/30/2004               $ 12,847                  $ 13,890             $ 11,612
 5/31/2004               $ 12,802                  $ 13,840             $ 11,680
 6/30/2004               $ 12,807                  $ 13,890             $ 11,717
 7/31/2004               $ 12,974                  $ 14,073             $ 11,699
 8/31/2004               $ 13,179                  $ 14,355             $ 11,705
 9/30/2004               $ 13,246                  $ 14,431             $ 11,729
10/31/2004               $ 13,365                  $ 14,555             $ 11,791
11/30/2004               $ 13,256                  $ 14,435             $ 11,797
12/31/2004               $ 13,413                  $ 14,612             $ 11,754
 1/31/2005               $ 13,571                  $ 14,748             $ 11,779
 2/28/2005               $ 13,550                  $ 14,699             $ 11,847
 3/31/2005               $ 13,478                  $ 14,607             $ 11,939
 4/30/2005               $ 13,663                  $ 14,837             $ 12,020
 5/31/2005               $ 13,759                  $ 14,942             $ 12,007
 6/30/2005               $ 13,829                  $ 15,034             $ 12,014
 7/31/2005               $ 13,769                  $ 14,966             $ 12,069
 8/31/2005               $ 13,905                  $ 15,118             $ 12,131
 9/30/2005               $ 13,806                  $ 15,016             $ 12,279
10/31/2005               $ 13,732                  $ 14,925             $ 12,304
11/30/2005               $ 13,776                  $ 14,996             $ 12,205
12/31/2005               $ 13,886                  $ 15,125             $ 12,156
 1/31/2006               $ 13,904                  $ 15,166             $ 12,248
 2/28/2006               $ 14,015                  $ 15,268             $ 12,273
 3/31/2006               $ 13,926                  $ 15,163             $ 12,341
 4/30/2006               $ 13,930                  $ 15,157             $ 12,446
 5/31/2006               $ 13,948                  $ 15,225             $ 12,508
 6/30/2006               $ 13,897                  $ 15,167             $ 12,532
 7/31/2006               $ 14,035                  $ 15,348             $ 12,569
 8/31/2006               $ 14,214                  $ 15,576             $ 12,594
 9/30/2006               $ 14,298                  $ 15,684             $ 12,532
10/31/2006               $ 14,383                  $ 15,782             $ 12,464
11/30/2006               $ 14,510                  $ 15,914             $ 12,446
12/31/2006               $ 14,485                  $ 15,858             $ 12,464
 1/31/2007               $ 14,446                  $ 15,817             $ 12,503
 2/28/2007               $ 14,601                  $ 16,025             $ 12,569
 3/31/2007               $ 14,562                  $ 15,986             $ 12,684
 4/30/2007               $ 14,593                  $ 16,033             $ 12,766
 5/31/2007               $ 14,539                  $ 15,962             $ 12,844
 6/30/2007               $ 14,472                  $ 15,880             $ 12,869
 7/31/2007               $ 14,572                  $ 16,003             $ 12,866
 8/31/2007               $ 14,462                  $ 15,934             $ 12,842
 9/30/2007               $ 14,661                  $ 16,169             $ 12,878
10/31/2007               $ 14,706                  $ 16,242             $ 12,905
11/30/2007               $ 14,793                  $ 16,345             $ 12,982
12/31/2007               $ 14,809                  $ 16,390             $ 12,973
 1/31/2008               $ 14,939                  $ 16,597             $ 13,038
 2/29/2008               $ 14,204                  $ 15,837             $ 13,076

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS C                 2/29/08
-------------------------------
1-Year                   -3.61%
-------------------------------
5-Year                   +2.49%
-------------------------------
10-Year                  +3.57%
-------------------------------

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/29/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/29/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 97

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


98 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                        VALUE 9/1/07       VALUE 2/29/08    PERIOD* 9/1/07-2/29/08
---------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000           $   985.00              $ 3.21
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000           $ 1,021.63              $ 3.27
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000           $   983.30              $ 5.92
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000           $ 1,018.90              $ 6.02
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                            $ 1,000           $   982.40              $ 5.91
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $ 1,000           $ 1,018.90              $ 6.02
---------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; B: 1.20%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                              Annual Report | 99

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.16     $  11.09     $  11.21     $  11.21    $  10.88
                                                    -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................       0.47         0.48         0.48         0.50        0.52
   Net realized and unrealized gains (losses) ...      (0.86)        0.06        (0.12)       (0.01)       0.33
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.39)        0.54         0.36         0.49        0.85
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.47)       (0.47)       (0.48)       (0.49)      (0.52)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  10.30     $  11.16     $  11.09     $  11.21    $  11.21
                                                    =============================================================

Total return c ..................................      (3.62)%       5.05%        3.25%        4.61%       8.00%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.63%        0.63%        0.63%        0.63%       0.63%
Net investment income ...........................       4.29%        4.32%        4.34%        4.52%       4.75%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $914,411     $928,840     $885,864     $852,608    $900,646
Portfolio turnover rate .........................      16.53%        6.56%       33.22%       27.99%      16.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


100 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS B                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  11.22     $  11.15     $  11.27     $  11.26    $  10.93
                                                    -------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................       0.41         0.42         0.43         0.44        0.46

   Net realized and unrealized gains (losses) ...      (0.86)        0.06        (0.13)          -- e      0.33
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.45)        0.48         0.30         0.44        0.79
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.41)       (0.41)       (0.42)       (0.43)      (0.46)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  10.36     $  11.22     $  11.15     $  11.27    $  11.26
                                                    =============================================================

Total return c ..................................      (4.12)%       4.45%        2.68%        4.09%       7.28%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.18%        1.17%        1.18%        1.18%       1.18%
Net investment income ...........................       3.74%        3.78%        3.79%        3.97%       4.20%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 17,854     $ 21,061     $ 22,315     $ 23,753    $ 25,617
Portfolio turnover rate .........................      16.53%        6.56%       33.22%       27.99%      16.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 101

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $  11.27     $  11.20     $  11.32     $  11.31    $  10.97
                                                    -------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................       0.41         0.42         0.43         0.44        0.46

   Net realized and unrealized gains (losses) ...      (0.86)        0.06        (0.13)          -- e      0.33
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.45)        0.48         0.30         0.44        0.79
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.41)       (0.41)       (0.42)       (0.43)      (0.45)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         -- e         -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  10.41     $  11.27     $  11.20     $  11.32    $  11.31
                                                    =============================================================

Total return c ..................................      (4.11)%       4.42%        2.66%        4.09%       7.42%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.18%        1.18%        1.18%        1.18%       1.20%
Net investment income ...........................       3.74%        3.77%        3.79%        3.97%       4.18%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 64,441     $ 58,386     $ 51,071     $ 44,055    $ 43,027
Portfolio turnover rate .........................      16.53%        6.56%       33.22%       27.99%      16.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


102 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.8%
  MUNICIPAL BONDS 99.8%
  ARIZONA 81.1%
  Arizona Health Facilities Authority Hospital System Revenue,
       John C. Lincoln Health Network, Pre-Refunded, 5.75%, 12/01/32 ............................   $   3,280,000   $     3,625,810
       Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ..............................       1,070,000         1,111,965
  Arizona Health Facilities Authority Revenue,
       Catholic Healthcare West, Series A, 6.625%, 7/01/20 ......................................       6,390,000         6,975,707
       Series A, 5.00%, 1/01/24 .................................................................       6,000,000         5,595,480
  Arizona School Facilities Board Revenue, State School Improvement, Pre-Refunded, 5.00%,
     7/01/19 ....................................................................................       2,000,000         2,117,700
  Arizona State Board of Regents COP, University of Arizona Main Campus, Series A-1,
     AMBAC Insured, Pre-Refunded, 5.125%, 6/01/25 ...............................................       2,000,000         2,128,240
  Arizona State Municipal Financing Program COP, Refunding, Series 14, AMBAC Insured,
     5.00%, 8/01/33 .............................................................................       1,000,000           954,310
  Arizona State University COP,
       Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.10%,
          7/01/24 ...............................................................................       1,875,000         2,005,144
       Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.10%,
          7/01/25 ...............................................................................       2,640,000         2,823,242
       Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 ..................       1,350,000         1,353,375
       Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 ..........................      17,250,000        16,465,642
  Arizona State University Revenues,
       FGIC Insured, 5.00%, 7/01/23 .............................................................       2,890,000         2,883,671
       FGIC Insured, 5.00%, 7/01/25 .............................................................       2,250,000         2,201,378
       System, FGIC Insured, Pre-Refunded, 5.875%, 7/01/25 ......................................       1,000,000         1,053,400
       System, Refunding, AMBAC Insured, 5.00%, 7/01/27 .........................................       1,895,000         1,842,262
  Arizona Student Loan Acquisition Authority Student Loan Revenue,
       junior sub., Refunding, Series B-1, 6.15%, 5/01/29 .......................................       1,000,000         1,013,260
       Refunding, Senior Series A-1, 5.90%, 5/01/24 .............................................       1,500,000         1,528,935
  Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A,
     MBIA Insured, 5.00%, 7/01/28 ...............................................................       7,000,000         6,714,890
  Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured,
     6.125%, 7/20/41 ............................................................................       2,230,000         2,250,048
  Downtown Phoenix Hotel Corp. Revenue,
       Senior Series A, FGIC Insured, 5.00%, 7/01/40 ............................................      26,485,000        22,937,069
       Sub Series B, FGIC Insured, 5.00%, 7/01/36 ...............................................      18,995,000        16,659,755
       Sub Series B, FGIC Insured, 5.00%, 7/01/40 ...............................................      12,845,000        11,124,284
  Gilbert Water Resource Municipal Property Corp. Water System Development Fee Water
     Revenue, sub. lien, MBIA Insured, 5.00%, 10/01/29 ..........................................      25,000,000        23,764,250
  Glendale IDA Hospital Revenue, John C. Lincoln Health, Refunding,
       5.00%, 12/01/32 ..........................................................................       4,025,000         3,458,360
       5.00%, 12/01/42 ..........................................................................      12,870,000        10,660,736
       Series B, 5.00%, 12/01/37 ................................................................       3,000,000         2,527,770
  Glendale IDAR, Midwestern University,
       Refunding, 5.00%, 5/15/31 ................................................................       7,080,000         6,297,589
       Series A, 5.375%, 5/15/28 ................................................................       8,000,000         8,028,000
       Series A, MBIA Insured, 5.375%, 5/15/28 ..................................................       1,050,000         1,049,265


                                                             Annual Report | 103

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC Insured, 5.00%,
     7/01/33 ....................................................................................   $   1,000,000   $       961,070
  Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 ....................       2,000,000         1,943,560
  Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 .........       1,500,000         1,509,540
  Goodyear Community Facilities Utilities District No. 1 GO,
       AMBAC Insured, 5.00%, 7/15/32 ............................................................       8,945,000         8,080,645
       MBIA Insured, 5.20%, 7/15/25 .............................................................       1,000,000         1,006,360
  Greater Arizona Development Authority Infrastructure Revenue,
       Series A, MBIA Insured, 5.00%, 8/01/26 ...................................................       4,425,000         4,157,022
     a Series B, MBIA Insured, 5.00%, 8/01/35 ...................................................       9,090,000         8,359,891
  Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
     5.25%, 7/01/22 .............................................................................       1,100,000         1,112,925
  Maricopa County GO, USD No. 41, Gilbert,
       6.25%, 7/01/15 ...........................................................................         160,000           161,294
       Pre-Refunded, 6.25%, 7/01/15 .............................................................       1,840,000         1,862,798
  Maricopa County Hospital Revenue, Sun Health Corp.,
       5.30%, 4/01/29 ...........................................................................       7,095,000         6,418,705
       Refunding, 5.00%, 4/01/35 ................................................................      12,090,000        10,225,359
  Maricopa County IDA,
       MFHR, Senior National Health Facilities II, Project A, FSA Insured, ETM, 5.50%,
        1/01/18 .................................................................................       2,000,000         2,197,980
       MFHR, Villas de Merced Apartment Project, Series A, GNMA Secured, 5.50%,
        12/20/37 ................................................................................         570,000           547,234
       MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 ..............       1,650,000         1,618,617
       SFMR, GNMA Secured, 6.25%, 12/01/30 ......................................................          25,000            25,562
  Maricopa County IDA Health Facility Revenue,
       Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23 ...........................       7,000,000         6,902,490
       Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ............................      12,250,000        12,082,052
       Catholic Healthcare West, Refunding, Series A, 5.25%, 7/01/32 ............................      10,000,000         9,179,200
       Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 ....................       9,515,000         9,603,585
       Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/16 .......       1,680,000         1,692,684
       Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/21 .......       9,600,000         9,246,624
       Mayo Clinic, 5.00%, 11/15/36 .............................................................      25,750,000        23,276,197
  Maricopa County IDA Hospital Facility Revenue,
       Mayo Clinic Hospital, 5.25%, 11/15/37 ....................................................      16,000,000        15,104,320
       Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 .....................................       3,000,000         2,811,600
       Samaritan Health Services, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ..................       1,890,000         2,243,638
  Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding, Series A,
     GNMA Secured, 5.00%, 8/20/35 ...............................................................       1,725,000         1,519,432
  Maricopa County PCC, PCR, Public Service Co. Palo Verde Project, Series A, AMBAC  Insured,
     5.05%, 5/01/29 .............................................................................      11,500,000        10,492,715
  Mesa Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.00%, 7/01/21 ...............................................       5,000,000         5,294,250
       MBIA Insured, Pre-Refunded, 5.00%, 7/01/26 ...............................................      10,000,000        10,767,200
       MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ...............................................      10,500,000        11,305,560
       MBIA Insured, Pre-Refunded, 5.00%, 7/01/28 ...............................................      11,000,000        11,843,920
       Refunding, Second Series, FGIC Insured, 4.50%, 7/01/28 ...................................       5,000,000         4,263,950


104 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  Nogales Municipal Development Authority Inc. GO, MBIA Insured, 5.00%, 6/01/36 .................   $   6,075,000   $     5,724,412
  Northern Arizona University COP,
       AMBAC Insured, 5.00%, 9/01/30 ............................................................       6,360,000         6,070,811
       Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/27 .............       2,355,000         2,267,017
  Northern Arizona University System Revenues, AMBAC Insured, 5.00%, 6/01/32 ....................       7,380,000         6,766,870
  Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ..................................       1,300,000         1,305,850
  Phoenix Airport Revenue,
       Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ........................................         700,000           701,974
       Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ........................................       1,680,000         1,682,520
       Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ........................................       1,785,000         1,787,642
       Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ........................................         570,000           570,827
       Series D, MBIA Insured, 6.30%, 7/01/10 ...................................................       1,800,000         1,802,700
       Series D, MBIA Insured, 6.40%, 7/01/11 ...................................................       3,825,000         3,830,661
       Series D, MBIA Insured, 6.40%, 7/01/12 ...................................................         820,000           821,189
  Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FGIC Insured,5.25%,
       7/01/22 ..................................................................................       3,000,000         2,967,060
       7/01/23 ..................................................................................       5,000,000         4,886,450
       7/01/27 ..................................................................................      15,250,000        14,468,285
  Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
     Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
       7/01/27 ..................................................................................       3,945,000         2,924,981
       7/01/28 ..................................................................................       2,000,000         1,477,900
       7/01/29 ..................................................................................       2,000,000         1,475,020
       7/01/36 ..................................................................................       5,000,000         3,639,100
       7/01/37 ..................................................................................       7,000,000         5,092,500
  Phoenix Civic Improvement Corp. Excise Tax Revenue,
       Adams Street Garage Project, senior lien, Series B, Pre-Refunded, 5.35%, 7/01/24 .........       2,985,000         3,124,131
       Municipal Courthouse Project, senior lien, Series A, Pre-Refunded, 5.375%, 7/01/29 .......      18,310,000        19,169,471
       Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured, 5.00%, 7/01/35 ......      14,050,000        13,366,327
  Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
       FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 ...............................................       3,000,000         3,233,190
       FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 ...............................................       3,670,000         3,955,269
       FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ...............................................      24,715,000        26,636,097
       MBIA Insured, 5.00%, 7/01/28 .............................................................       2,000,000         1,942,700
       MBIA Insured, 5.00%, 7/01/29 .............................................................       3,405,000         3,300,569
       Refunding, FGIC Insured, 5.00%, 7/01/20 ..................................................       9,710,000         9,827,782
       Refunding, FGIC Insured, 5.125%, 7/01/21 .................................................      10,000,000        10,128,600
       Refunding, FGIC Insured, 5.00%, 7/01/24 ..................................................       7,050,000         7,041,681
  Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding, FGIC Insured,
     5.00%, 7/01/26 .............................................................................       3,250,000         3,158,610
  Phoenix GO, Various Purpose,
       Series A, 4.50%, 7/01/25 .................................................................      15,000,000        13,536,300
       Series B, 5.00%, 7/01/27 .................................................................       8,360,000         8,705,853
  Phoenix HFC Mortgage Revenue, Section 8 Project, Refunding, Series A, MBIA Insured,
     6.90%, 1/01/23 .............................................................................       1,090,000         1,079,405
  Phoenix IDA, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 ....................................          10,000            10,048


                                                             Annual Report | 105

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  Phoenix IDA Government Office Lease Revenue,
       Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 ...............................   $   4,300,000   $     4,237,650
       Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 ...............................       4,000,000         3,680,400
       Capitol Mall LLC II Project, Refunding, AMBAC Insured, 5.00%, 9/15/26 ....................       3,445,000         3,166,024
       Capitol Mall Project, AMBAC Insured, Pre-Refunded, 5.50%, 9/15/27 ........................      22,300,000        23,686,391
       Capitol Mall Project, Refunding, AMBAC Insured, 5.00%, 9/15/27 ...........................       4,615,000         4,210,080
  Phoenix IDA Student Housing Revenue,
       Downtown Phoenix Student, Series C, AMBAC Insured, 5.00%, 7/01/37 ........................      10,000,000         9,413,800
       Downtown Phoenix Student LLC, Series A, AMBAC Insured, 5.00%, 7/01/37 ....................      18,400,000        17,321,392
  Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%,
     6/01/09 ....................................................................................         490,000           492,533
  Pima County IDA, SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 ...............................          30,000            30,204
  Pima County IDA Lease Revenue, Pima County Arizona, 5.00%, 9/01/39 ............................      15,000,000        13,862,250
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
     Salt River Project, Refunding, Series A, 5.00%,
       1/01/23 ..................................................................................       6,000,000         6,048,120
       1/01/31 ..................................................................................       1,375,000         1,349,205
       1/01/35 ..................................................................................      20,500,000        19,822,680
  Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
       12/01/32 .................................................................................      10,000,000         8,232,000
       12/01/37 .................................................................................      10,000,000         8,086,000
  San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, XLCA Insured,
     5.00%, 7/01/38 .............................................................................       8,650,000         7,685,092
  Scottsdale GO, Refunding, 5.00%, 7/01/22 ......................................................       3,000,000         3,053,040
  Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Pre-Refunded,
       5.70%, 12/01/21 ..........................................................................       2,000,000         2,183,640
       5.80%, 12/01/31 ..........................................................................      14,865,000        16,281,783
  Scottsdale Municipal Property Corp. Excise Tax Revenue, Pre-Refunded, 5.00%, 7/01/24 ..........       5,000,000         5,383,600
  Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured, 5.00%,
       12/01/25 .................................................................................       1,420,000         1,275,231
       12/01/30 .................................................................................       5,160,000         4,510,046
       12/01/35 .................................................................................       2,000,000         1,719,180
  Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University of
     Arizona Project, MBIA Insured, Pre-Refunded, 5.10%, 9/01/33 ................................       3,000,000         3,215,820
  Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
       7/01/28 ..................................................................................       4,275,000         4,126,572
       7/01/34 ..................................................................................      11,510,000        10,959,362
  Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
       5.40%, 11/20/22 ..........................................................................       1,090,000         1,070,391
       5.45%, 11/20/32 ..........................................................................       1,285,000         1,246,219
  Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ...............      10,000,000         9,514,300
  Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
     AMBAC Insured, 5.00%, 7/15/32 ..............................................................       1,000,000           949,980
  Tucson Water Revenue,
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/23 .....................................       3,600,000         3,811,860
       Series D, FGIC Insured, Pre-Refunded, 5.25%, 7/01/23                                             3,000,000         3,106,920
  University Medical Center Corp. Revenue, 5.00%, 7/01/35 .......................................       7,000,000         6,022,940


106 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  University of Arizona COP,
       Parking and Student Housing, AMBAC Insured, Pre-Refunded, 5.75%, 6/01/24 .................   $   1,115,000   $     1,154,861
       University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/26 ..................       7,070,000         6,527,802
       University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/28 ..................       7,000,000         6,362,230
       University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/31 ..................       5,565,000         5,047,845
       University of Arizona Projects, Series B, AMBAC Insured, Pre-Refunded, 5.125%,
         6/01/22 ................................................................................       2,250,000         2,386,372
  University of Arizona University Revenues, Arizona Board of Regents System, Series A,
     FGIC Insured, 5.80%, 6/01/24 ...............................................................       2,000,000         2,109,080
  Yavapai County IDA Hospital Facility Revenue, Regional Medical Center, Series A, 6.00%,
     8/01/33 ....................................................................................       2,000,000         1,944,040
  Yavapai County USD No. 28 Camp Verde GO, Refunding, FGIC Insured, 6.00%, 7/01/09 ..............          75,000            75,772
  Yuma IDA Hospital Revenue, Yuma Regional Medical Center, FSA Insured, Pre-Refunded,
     5.50%, 8/01/21 .............................................................................       2,015,000         2,186,880
  Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
     7/01/25 ....................................................................................       3,100,000         2,902,747
                                                                                                                    ----------------
                                                                                                                        807,901,652
                                                                                                                    ----------------
  U.S. TERRITORIES 18.7%
  PUERTO RICO 18.3%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding, 5.50%, 5/15/39 ..................................................................       5,000,000         4,662,050
  Puerto Rico Commonwealth GO,
       Public Improvement, Series A, 5.375%, 7/01/28 ............................................       3,355,000         3,267,770
       Series A, 5.25%, 7/01/37 .................................................................      10,000,000         9,361,600
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
     Pre-Refunded,
       5.00%, 7/01/36 ...........................................................................      10,000,000        10,804,300
       5.50%, 7/01/36 ...........................................................................       8,550,000         9,539,492
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................................      19,600,000        21,146,636
       Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................................       5,000,000         5,391,500
  Puerto Rico Electric Power Authority Power Revenue, Series II, Pre-Refunded, 5.25%,
     7/01/31 ....................................................................................      12,500,000        13,577,000
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Hospital Revenue,
       Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 .......................       4,440,000         4,453,009
       Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ................       2,790,000         2,797,979
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 .....................................................       8,190,000         7,984,759
       Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................      21,810,000        23,563,306
       Series I, 5.00%, 7/01/36 .................................................................       7,000,000         6,323,870
       Series I, Pre-Refunded, 5.375%, 7/01/34 ..................................................      40,000,000        43,438,800
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded,
       5.50%, 8/01/29 ...........................................................................      11,340,000        12,238,128
       5.50%, 8/01/29 ...........................................................................       3,660,000         3,942,918
                                                                                                                    ----------------
                                                                                                                        182,493,117
                                                                                                                    ----------------


                                                             Annual Report | 107

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 0.4%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/13 ...................................................................................   $   2,500,000   $     2,539,525
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%,
     7/01/17 ....................................................................................       1,500,000         1,515,480
                                                                                                                    ----------------
                                                                                                                          4,055,005
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                       186,548,122
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,019,259,472) .............................................                       994,449,774
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 0.7%
  MUNICIPAL BONDS 0.7%
  U.S. TERRITORY 0.7%
  PUERTO RICO 0.7%
b Puerto Rico Commonwealth GO, Public Improvement, Refunding,
       Series A-4, FSA Insured, Daily VRDN and Put, 2.90%, 7/01/31 ..............................       1,100,000         1,100,000
       Series A-5, FGIC Insured, Weekly VRDN and Put, 9.00%, 7/01/32 ............................       1,600,000         1,600,000
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
     MBIA Insured, Weekly VRDN and Put, 3.75%, 12/01/15 .........................................       3,209,000         3,209,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 5.50%, 7/01/28 ...............................       1,100,000         1,100,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,009,000) ................................................                         7,009,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $1,026,268,472) 100.5% ................................................                     1,001,458,774
  OTHER ASSETS, LESS LIABILITIES (0.5)% .........................................................                        (4,752,637)
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   996,706,137
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


108 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
CLASS A                                                   2008 d        2007         2006         2005         2004 d
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $   12.10     $   12.03    $   12.04    $   12.19    $   11.98
                                                     ----------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.51          0.51         0.53         0.54         0.55
   Net realized and unrealized gains (losses) ...        (0.97)         0.08        (0.01)       (0.15)        0.19
                                                     ----------------------------------------------------------------
Total from investment operations ................        (0.46)         0.59         0.52         0.39         0.74
                                                     ----------------------------------------------------------------
Less distributions from net investment income ...        (0.50)        (0.52)       (0.53)       (0.54)       (0.53)
                                                     ----------------------------------------------------------------
Redemption fees .................................           -- e          -- e         -- e         -- e         --
                                                     ----------------------------------------------------------------
Net asset value, end of year ....................    $   11.14     $   12.10    $   12.03    $   12.04    $   12.19
                                                     ================================================================

Total return c...................................        (3.94)%        5.04%        4.41%        3.39%        6.39%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         0.67%         0.68%        0.69%        0.69%        0.69%
Net investment income ...........................         4.27%         4.31%        4.40%        4.52%        4.56%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $ 444,475     $ 426,482    $ 382,608    $ 346,589    $ 339,134
Portfolio turnover rate .........................        22.57%        15.20%       23.19%       30.06%       17.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 109

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
CLASS C                                                   2008 d        2007         2006         2005         2004 d
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............    $   12.19     $   12.12    $   12.13    $   12.27    $   12.06
                                                     ----------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.44          0.45         0.47         0.48         0.48
   Net realized and unrealized gains (losses) ...        (0.97)         0.07        (0.01)       (0.14)        0.20
                                                     ----------------------------------------------------------------
Total from investment operations ................        (0.53)         0.52         0.46         0.34         0.68
                                                     ----------------------------------------------------------------
Less distributions from net investment income ...        (0.44)        (0.45)       (0.47)       (0.48)       (0.47)
                                                     ----------------------------------------------------------------
Redemption fees .................................           -- e          -- e         -- e         -- e         --
                                                     ----------------------------------------------------------------
Net asset value, end of year ....................    $   11.22     $   12.19    $   12.12    $   12.13    $   12.27
                                                     ================================================================

Total return c ..................................        (4.52)%        4.43%        3.81%        2.88%        5.75%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         1.22%         1.23%        1.24%        1.24%        1.26%
Net investment income ...........................         3.72%         3.76%        3.85%        3.97%        3.99%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................    $  56,146     $  50,938    $  43,676    $  40,875    $  43,075
Portfolio turnover rate .........................        22.57%        15.20%       23.19%       30.06%       17.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


110 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.3%
  MUNICIPAL BONDS 97.3%
  COLORADO 92.7%
  Adams County Revenue, FHA Insured Mortgage, Platte Valley Medical Center, Refunding,
     MBIA Insured, 5.00%, 2/01/31 ..............................................................    $ 10,000,000    $     9,159,300
  Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%,
     12/01/32 ..................................................................................      15,000,000         14,740,650
  Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured,
       5.25%, 10/01/32 .........................................................................       1,690,000          1,590,036
       5.25%, 10/01/40 .........................................................................       8,200,000          7,433,136
       5.00%, 10/01/43 .........................................................................      10,000,000          8,537,600
  Arvada IDR, Wanco Inc. Project, 5.80%, 12/01/17 ..............................................         480,000            481,733
  Aspen Valley Hospital District Revenue, Refunding, 5.00%, 10/15/26 ...........................       1,670,000          1,549,526
  Aurora COP, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/30 .....................................       4,935,000          5,266,237
  Aurora Sewer Improvement Revenue, first lien, MBIA Insured, 5.00%, 8/01/29 ...................       7,285,000          7,033,959
  Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
       8/01/36 .................................................................................      10,000,000          9,519,300
       8/01/39 .................................................................................      25,000,000         23,674,750
  Boulder County Development Revenue, University Corp. for Atmospheric Research,
     MBIA Insured, 5.00%, 9/01/33 ..............................................................       1,500,000          1,445,580
  Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 .....................       2,500,000          2,425,850
  Broadlands Metropolitan District No. 2 GO, Refunding, MBIA Insured, 5.25%, 12/01/34 ..........       8,655,000          8,629,554
  Broomfield COP,
       Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 .......................       1,535,000          1,558,317
       Refunding, AMBAC Insured, 6.00%, 12/01/29 ...............................................       2,000,000          2,054,880
  Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
     5.00%, 12/01/27 ...........................................................................      10,000,000          9,718,100
  Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
     12/01/31 ..................................................................................       7,500,000          6,806,100
  Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC Insured,
     5.00%, 3/01/37 ............................................................................      13,000,000         11,675,820
  Colorado Department of Transportation COP, MBIA Insured, 5.00%, 6/15/34 ......................       6,915,000          6,443,259
  Colorado Educational and Cultural Facilities Authority Revenue,
       James Irwin Charter School, Refunding and Improvement, CIFG Insured, 5.00%,
         8/01/37 ...............................................................................       6,060,000          5,721,488
       Student Housing, University of Colorado Foundation Project, AMBAC Insured, Pre-Refunded,
         5.00%, 7/01/27 ........................................................................       6,545,000          6,973,174
       Student Housing, University of Colorado Foundation Project, AMBAC Insured, Pre-Refunded,
         5.00%, 7/01/32 ........................................................................      10,005,000         10,659,527
       University of Denver Project, AMBAC Insured, Pre-Refunded, 5.375%, 3/01/23 ..............       1,050,000          1,119,846
  Colorado Health Facilities Authority Revenue,
       Catholic Health Initiatives, Series A, Pre-Refunded, 5.00%, 12/01/28 ....................       1,800,000          1,828,872
       Evangelical Lutheran, Series A, 5.25%, 6/01/34 ..........................................       3,500,000          3,140,725
       Evangelical Lutheran Project, 5.25%, 6/01/31 ............................................       4,000,000          3,609,960
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
         12/01/25 ..............................................................................       3,050,000          2,649,688
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
         12/01/26 ..............................................................................       3,205,000          2,757,037


                                                             Annual Report | 111

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Colorado Health Facilities Authority Revenue, (continued)
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
         12/01/27 ..............................................................................    $  3,365,000    $     2,877,546
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
         12/01/30 ..............................................................................       3,000,000          2,529,120
       Hospital, Parkview Medical Center Inc., Refunding, 5.00%, 9/01/20 .......................         890,000            845,286
       Hospital, Parkview Medical Center Inc., Refunding, 5.00%, 9/01/25 .......................       1,000,000            903,390
       Hospital Improvement, North Colorado Medical Center Inc. Project, FSA Insured,
         Pre-Refunded, 5.75%, 5/15/24 ..........................................................       5,000,000          5,235,950
       Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 .......................................       8,000,000          8,168,720
       Parkview Medical Center Inc. Project, Pre-Refunded, 5.25%, 9/01/18 ......................       1,660,000          1,682,842
       Parkview Medical Center Inc. Project, Pre-Refunded, 5.30%, 9/01/25 ......................       1,615,000          1,637,626
       Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26 .............................       2,500,000          2,807,025
       Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31 ..............................       5,500,000          6,151,750
       Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29 .........................       4,000,000          3,475,560
  Colorado HFAR,
       MF, Project II, Series A-2, 5.30%, 10/01/23 .............................................       1,645,000          1,652,205
       MF, Project II, Series A-2, 5.375%, 10/01/32 ............................................       3,605,000          3,488,414
       MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ..............................       2,630,000          2,660,350
       MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 ..........................       1,000,000          1,003,520
       MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32 .......................................         475,000            478,126
  Colorado Springs Hospital Revenue,
       6.375%, 12/15/30 ........................................................................       3,785,000          3,918,194
       Pre-Refunded, 6.375%, 12/15/30 ..........................................................       3,715,000          4,067,182
  Colorado Springs Utilities Revenue, sub. lien, System Improvement, Series B, 5.00%,
     11/15/33 ..................................................................................       4,000,000          3,865,000
  Colorado State COP, University of Colorado Denver Health Sciences Center Fitzsimons Academic
     Facility Project, Series B, MBIA Insured, 5.00%, 11/01/30 .................................       5,000,000          4,784,100
  Colorado State Health Facilities Authority Revenue, Parkview Medical Center Inc. Project,
     Series A, 5.00%, 9/01/37 ..................................................................       8,000,000          6,819,280
  Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
       6.15%, 9/01/11 ..........................................................................         125,000            125,211
       6.30%, 9/01/14 ..........................................................................          25,000             25,044
  Colorado Water Resources and Power Development Authority Small Water Resource Revenue,
     Series A, FGIC Insured,
       5.80%, 11/01/20 .........................................................................         800,000            824,496
       Pre-Refunded, 5.80%, 11/01/20 ...........................................................       1,200,000          1,287,324
  Colorado Water Resources and Power Development Authority Water Resources Revenue,
       Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ..............      10,000,000          9,468,600
       East Cherry Creek Valley Water Sanitary District, MBIA Insured, 5.00%, 11/15/30 .........       2,590,000          2,478,034
       Parker Water and Sanitary District, MBIA Insured, 5.00%, 9/01/30 ........................       5,000,000          4,753,800
  Commerce City COP, AMBAC Insured, 5.00%, 12/15/37 ............................................      13,975,000         12,917,652
  Denver City and County Airport Revenue,
       Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23 ....................................       4,500,000          4,516,830
       Series B, Pre-Refunded, 5.50%, 11/15/33 .................................................       5,000,000          5,493,000
       Series D, 7.75%, 11/15/13 ...............................................................         875,000            968,835


112 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 ...........    $  7,000,000    $     7,515,270
  Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA Insured,
     5.00%, 12/01/30 ...........................................................................      15,000,000         12,821,250
  Denver Health and Hospital Authority Healthcare Revenue,
       Refunding, Series A, 5.25%, 12/01/31 ....................................................       9,250,000          8,237,865
       Series A, Pre-Refunded, 6.00%, 12/01/23 .................................................       1,000,000          1,095,290
       Series A, Pre-Refunded, 6.00%, 12/01/31 .................................................       5,400,000          5,914,566
       Series A, Pre-Refunded, 6.25%, 12/01/33 .................................................       3,250,000          3,724,435
  Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured, 5.00%,
     11/01/35 ..................................................................................       6,625,000          6,412,470
  E-470 Public Highway Authority Revenue,
       Capital Appreciation, Series A, MBIA Insured, zero cpn., 9/01/33 ........................       3,000,000            578,910
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/32 ........................       7,800,000          1,609,296
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/34 ........................      14,075,000          2,539,693
       Senior Series A, MBIA Insured, Pre-Refunded, 5.75%, 9/01/29 .............................       4,575,000          4,938,804
       Senior Series A, MBIA Insured, Pre-Refunded, 5.75%, 9/01/35 .............................      10,825,000         11,685,804
  El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
     12/20/32 ..................................................................................       1,890,000          1,784,840
  El Paso County School District No. 2 GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/26 .........       4,000,000          4,298,280
  El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ......................       1,500,000          1,618,215
a Erie Water Enterprise Revenue, Series A, FSA Insured, 5.00%, 12/01/32 ........................      10,000,000          9,588,300
  Fort Lewis College Board Trustees Enterprise Revenue, Series B-1, FGIC Insured, 5.00%,
     10/01/37 ..................................................................................      12,830,000         11,293,223
  Garfield County Building Corp. COP, AMBAC Insured, Pre-Refunded, 5.75%,
       12/01/19 ................................................................................       1,500,000          1,594,890
       12/01/24 ................................................................................       1,000,000          1,063,260
  La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
       5.75%, 4/01/14 ..........................................................................       2,090,000          2,113,847
       6.00%, 4/01/19 ..........................................................................       1,000,000          1,005,150
       6.10%, 4/01/24 ..........................................................................       1,000,000          1,002,060
  Northwest Parkway Public Highway Authority Revenue, Series A,
       AMBAC Insured, Pre-Refunded, 5.125%, 6/15/26 ............................................       7,550,000          8,117,383
       AMBAC Insured, Pre-Refunded, 5.125%, 6/15/31 ............................................       4,465,000          4,800,545
       FSA Insured, Pre-Refunded, 5.25%, 6/15/41 ...............................................       3,460,000          3,733,340
  Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
     11/01/21 ..................................................................................       4,300,000          4,634,712
  Pueblo COP, Public Parking, Lease Purchase and Sublease, 6.90%, 7/01/15 ......................         330,000            331,155
  Pueblo County School District No. 070 Pueblo Rural GO, FGIC Insured, Pre-Refunded, 6.00%,
     12/01/19 ..................................................................................       3,995,000          4,226,390
  Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A,
     FSA Insured, 4.50%, 11/01/35 ..............................................................       5,000,000          4,552,700
  Saddle Rock South Metropolitan District No. 4 GO, Refunding, FSA Insured, 4.50%,
     12/01/34 ..................................................................................       4,000,000          3,409,040
  Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
     Refunding, 7.875%, 9/01/08 ................................................................       2,750,000          2,822,188


                                                             Annual Report | 113

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
     Renewal, MBIA Insured, 5.00%, 12/01/29 ....................................................    $  6,100,000    $     5,887,842
  Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/29 .............................       7,010,000          6,766,192
  University of Colorado COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33 ............       3,570,000          3,832,966
  University of Colorado Hospital Authority Revenue, Series A,
       5.00%, 11/15/37 .........................................................................       2,000,000          1,721,640
       5.25%, 11/15/39 .........................................................................       3,000,000          2,670,690
       Pre-Refunded, 5.60%, 11/15/25 ...........................................................       1,900,000          2,049,359
  University of Northern Colorado Revenue,
       Auxiliary Facilities Systems, Refunding and Improvement, AMBAC Insured, 5.00%,
         6/01/31 ...............................................................................       3,000,000          2,771,040
       FSA Insured, 5.00%, 6/01/30 .............................................................       2,580,000          2,535,598
  Ute Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 ...................       5,000,000          5,183,050
  Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 ............................       1,555,000          1,581,233
                                                                                                                    ----------------
                                                                                                                        464,176,797
                                                                                                                    ----------------
  U.S. TERRITORIES 4.6%
  PUERTO RICO 3.6%
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series B,
     5.00%, 7/01/41 ............................................................................       5,000,000          4,432,500
  Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%, 7/01/32 ................       5,000,000          4,563,850
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 .....       1,335,000          1,336,241
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................................       2,120,000          2,066,873
       Series I, Pre-Refunded, 5.375%, 7/01/34 .................................................       5,000,000          5,429,850
                                                                                                                    ----------------
                                                                                                                         17,829,314
                                                                                                                    ----------------
  VIRGIN ISLANDS 1.0%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.40%, 10/01/12 .........................................................................       2,500,000          2,540,975
       5.50%, 10/01/22 .........................................................................       2,500,000          2,455,675
                                                                                                                    ----------------
                                                                                                                          4,996,650
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES .......................................................................                         22,825,964
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $502,271,618) ..............................................                        487,002,761
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 1.5%
  MUNICIPAL BONDS 1.5%
  COLORADO 1.5%
b Colorado Springs Utilities Revenue, sub. lien, Series A, Weekly VRDN and Put, 2.95%,
     11/01/29 ..................................................................................         700,000            700,000
b Moffat County PCR, Pacific Corp. Projects, Refunding, AMBAC Insured, Daily VRDN and Put,
     9.00%, 5/01/13 ............................................................................       6,700,000          6,700,000
                                                                                                                    ----------------
                                                                                                                          7,400,000
                                                                                                                    ----------------


114 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORY 0.0% c
  PUERTO RICO 0.0% c
b Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
     Weekly VRDN and Put, 9.00%, 7/01/32 .......................................................    $    100,000    $       100,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,500,000) ...............................................                          7,500,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $509,771,618) 98.8% ..................................................                        494,502,761

  OTHER ASSETS, LESS LIABILITIES 1.2% ..........................................................                          6,117,946
                                                                                                                    ----------------
  NET ASSETS 100.0% ............................................................................                    $   500,620,707
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

c Rounds to less than 0.1% of net assets.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.13     $  11.10     $  11.11     $  11.12    $  11.10
                                                    -------------------------------------------------------------
Income from investment operations a:
  Net investment income b .......................       0.45         0.46         0.48         0.49        0.49
  Net realized and unrealized gains (losses) ....      (0.73)        0.04        (0.01)       (0.02)       0.02
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.28)        0.50         0.47         0.47        0.51
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.46)       (0.47)       (0.48)       (0.48)      (0.49)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         --           -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  10.39     $  11.13     $  11.10     $  11.11    $  11.12
                                                    =============================================================

Total return c ..................................      (2.66)%       4.61%        4.33%        4.38%       4.72%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.69%        0.70%        0.71%        0.71%       0.70%
Net investment income ...........................       4.16%        4.21%        4.30%        4.46%       4.43%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $315,908     $305,258     $274,407     $249,286    $265,854
Portfolio turnover rate .........................      13.47%       11.18%        7.73%        2.77%       6.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


116 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2008 d       2007         2006         2005        2004 d
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.19      $ 11.15     $  11.16     $  11.17    $  11.15
                                                    -------------------------------------------------------------
Income from investment operations a:
  Net investment income b .......................       0.40         0.41         0.42         0.43        0.43
  Net realized and unrealized gains (losses) ....      (0.75)        0.04        (0.01)       (0.02)       0.02
                                                    -------------------------------------------------------------
Total from investment operations ................      (0.35)        0.45         0.41         0.41        0.45
                                                    -------------------------------------------------------------
Less distributions from net investment income ...      (0.40)       (0.41)       (0.42)       (0.42)      (0.43)
                                                    -------------------------------------------------------------
Redemption fees .................................         -- e         -- e         --           -- e        --
                                                    -------------------------------------------------------------
Net asset value, end of year ....................   $  10.44     $  11.19     $  11.15     $  11.16    $  11.17
                                                    =============================================================

Total return c ..................................     (3.28)%        4.10%        3.75%        3.78%       4.12%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.24%        1.25%        1.26%        1.26%       1.27%
Net investment income ...........................       3.61%        3.66%        3.75%        3.91%       3.86%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 55,126     $ 52,623     $ 45,564     $ 40,942    $ 42,817
Portfolio turnover rate .........................      13.47%       11.18%        7.73%        2.77%       6.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 117

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.5%
  MUNICIPAL BONDS 98.5%
  CONNECTICUT 74.3%
  Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ..........................   $   1,000,000   $     1,076,010
  Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
     5.125%, 10/01/26 ...........................................................................       3,000,000         2,737,920
  Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
       5.75%, 12/01/23 ..........................................................................         750,000           742,275
       Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22 ...................       2,000,000         1,975,620
       Church Homes Inc., Refunding, 5.80%, 4/01/21 .............................................       4,000,000         3,999,800
       Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ............................       1,100,000         1,096,799
  Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding,
     Series A, 5.85%, 9/01/28 ...................................................................       5,500,000         5,517,160
  Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
     Refunding, Radian Insured, 5.00%, 9/01/21 ..................................................       2,000,000         1,892,860
  Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, PSEG Power
     LLC Project, Series A, 5.75%, 11/01/37 .....................................................       5,000,000         4,657,650
  Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
     Project, 6.15%, 4/01/35 ....................................................................       1,000,000         1,015,360
  Connecticut State GO,
       Series B, FSA Insured, 5.00%, 5/01/26 ....................................................       3,040,000         2,982,909
       Series B, Pre-Refunded, 5.00%, 6/15/20 ...................................................      10,000,000        10,581,000
       Series B, Pre-Refunded, 5.00%, 6/15/22 ...................................................       2,000,000         2,129,580
       Series C, FSA Insured, 5.00%, 6/01/26 ....................................................       5,000,000         4,865,450
  Connecticut State Health and Educational Facilities Authority Revenue,
       Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 .................................       5,000,000         4,846,650
       Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36 ..............................       1,000,000           891,840
       Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ............................       3,250,000         3,330,990
       Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ..................       1,215,000         1,218,645
       Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 ...................       1,000,000           962,620
       Connecticut College, Series D-1, MBIA Insured, Pre-Refunded, 5.75%, 7/01/30 ..............       1,000,000         1,074,510
       Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ...............       3,500,000         3,564,575
       Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%,
         7/01/25 ................................................................................       2,965,000         2,969,981
       Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%,
         7/01/30 ................................................................................       2,500,000         2,248,325
       Eastern Connecticut Health Network, Series A, Radian Insured, Pre-Refunded, 6.00%,
         7/01/25 ................................................................................       6,230,000         6,714,258
       Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.25%, 7/01/25 ...............       1,500,000         1,568,985
       Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.50%, 7/01/29 ...............       8,000,000         8,393,760
       Fairfield University, Series J, MBIA Insured, 5.00%, 7/01/29 .............................       3,000,000         3,181,410
       Greenwich Academy, Series B, FSA Insured, Pre-Refunded, 5.00%, 3/01/32 ...................       4,210,000         4,490,007
       Hartford University, Series G, Radian Insured, 5.25%, 7/01/26 ............................       5,000,000         4,588,950
       Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ..........................       3,320,000         3,270,399
       Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ...................       1,000,000         1,020,150
       Hospital for Special Care, Series C, Radian Insured, 5.25%, 7/01/37 ......................       2,500,000         2,225,525
       Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ................................         425,000           505,597
       Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/26 ......................       2,730,000         2,662,651
       Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36 ......................       4,415,000         4,202,948


118 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CONNECTICUT (CONTINUED)
  Connecticut State Health and Educational Facilities Authority Revenue, (continued)
       New Horizons Village Project, 7.30%, 11/01/16 ............................................   $   2,905,000   $     2,915,719
       Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 ............................       1,675,000         1,597,146
       Quinnipiac University, Series H, AMBAC Insured, 5.00%, 7/01/36 ...........................       5,000,000         4,607,350
       Quinnipiac University, Series I, MBIA Insured, 5.00%, 7/01/27 ............................       3,000,000         2,828,340
       Renbrook School, Series A, AMBAC Insured, 5.00%, 7/01/37 .................................       1,170,000         1,101,415
       Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28 .............       4,000,000         3,503,320
       Sacred Heart University, Series C, 6.50%, 7/01/16 ........................................         215,000           215,624
       Sacred Heart University, Series C, 6.625%, 7/01/26 .......................................         785,000           786,052
       Series B, MBIA Insured, 5.00%, 7/01/33 ...................................................       2,000,000         1,922,140
       St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .................................       4,615,000         4,180,082
       Trinity College, Refunding, Series J, MBIA Insured, 4.50%, 7/01/37 .......................       2,000,000         1,732,360
       Trinity College, Series G, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31 ...................       5,425,000         5,802,092
       Trinity College, Series H, MBIA Insured, 5.00%, 7/01/26 ..................................       1,855,000         1,811,370
       University of Connecticut Foundation, Series A, Pre-Refunded, 5.375%, 7/01/29 ............       1,250,000         1,258,538
       Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 ...................       1,000,000           961,820
       Westminster School, Series E, XLCA Insured, 5.00%, 7/01/37 ...............................      10,660,000         9,975,628
       Westover School, Series A, Radian Insured, Pre-Refunded, 5.70%, 7/01/30 ..................       2,000,000         2,142,100
       William W. Backus Hospital, Series G, FSA Insured, 5.00%, 7/01/35 ........................       2,500,000         2,448,750
       Yale University, Series Y-1, 5.00%, 7/01/35 ..............................................      15,000,000        14,670,900
       Yale University, Series Z-1, 5.00%, 7/01/42 ..............................................      10,000,000         9,758,900
       Yale-New Haven Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 .......................      14,500,000        13,698,150
  Connecticut State HFAR,
       Housing Mortgage Finance Program, Refunding, Sub Series E-2, 5.20%, 11/15/21 .............       1,840,000         1,827,930
       Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 ..............................       2,715,000         2,729,715
       Housing Mortgage Finance Program, Sub Series E-4, 5.05%, 5/15/28 .........................       4,650,000         4,290,973
       Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22 .......       1,000,000         1,000,990
       Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32 .......       1,000,000           950,050
  Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education
     Loan Program, Series A,
       AMBAC Insured, 6.00%, 11/15/18 ...........................................................         690,000           676,614
       MBIA Insured, 5.50%, 11/15/17 ............................................................         620,000           617,185
  Connecticut State Revenue, Revolving Fund, Series A, 5.00%,
       7/01/26 ..................................................................................       6,025,000         5,988,850
       7/01/27 ..................................................................................       4,060,000         4,020,009
  Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
       Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 ....................................       1,000,000         1,077,400
       Series B, AMBAC Insured, 5.00%, 12/01/20 .................................................       5,000,000         5,069,050
       Series B, AMBAC Insured, 5.00%, 12/01/22 .................................................       1,000,000         1,004,110
  Greater New Haven Water Pollution Control Authority Regional Water Revenue, Refunding,
     Series A, MBIA Insured, 5.00%,
       11/15/24 .................................................................................       3,315,000         3,281,452
       8/15/35 ..................................................................................       5,750,000         5,493,780
  Hartford GO, AMBAC Insured, 5.00%,
       7/15/23 ..................................................................................       1,000,000           996,750
       7/15/25 ..................................................................................       1,000,000           972,790


                                                             Annual Report | 119

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CONNECTICUT (CONTINUED)
  New Haven GO, Series C, MBIA Insured,
       5.00%, 11/01/22 ..........................................................................   $   2,975,000   $     2,999,573
       ETM, 5.00%, 11/01/22 .....................................................................          25,000            25,653
  South Central Regional Water Authority Water System Revenue,
       Eighteenth Series B-1, MBIA Insured, 5.00%, 8/01/26 ......................................       3,500,000         3,429,720
       Refunding, Twenty-Second Series, FSA Insured, 5.00%, 8/01/38 .............................       5,000,000         4,840,400
       Series A, MBIA Insured, 5.00%, 8/01/33 ...................................................       6,000,000         5,766,180
  University of Connecticut Revenue, Student Fee,
       Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 .......................................      10,000,000         9,808,800
       Series A, 5.00%, 5/15/23 .................................................................      10,000,000        10,104,700
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 ....................................       1,500,000         1,634,310
                                                                                                                    ----------------
                                                                                                                        275,727,949
                                                                                                                    ----------------
  U.S. TERRITORIES 24.2%
  PUERTO RICO 22.6%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
     5.50%, 5/15/39 .............................................................................       4,000,000         3,729,640
  Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...............................................       1,165,000         1,241,913
       MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...............................................       1,000,000         1,061,660
       Refunding, FSA Insured, 5.125%, 7/01/30 ..................................................         835,000           822,383
       Series A, 5.00%, 7/01/29 .................................................................       1,000,000           912,950
       Series A, 5.125%, 7/01/31 ................................................................       3,195,000         3,002,437
       Series A, 5.00%, 7/01/33 .................................................................         465,000           420,235
       Series A, 5.00%, 7/01/34 .................................................................         280,000           252,258
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 .....................................       1,000,000         1,069,580
       Series A, Pre-Refunded, 5.125%, 7/01/31 ..................................................       1,000,000         1,064,390
       Series A, Pre-Refunded, 5.00%, 7/01/33 ...................................................         535,000           574,440
       Series A, Pre-Refunded, 5.00%, 7/01/34 ...................................................         470,000           507,440
       Series B, 5.00%, 7/01/35 .................................................................       1,895,000         1,664,379
       Series B, Pre-Refunded, 5.00%, 7/01/35 ...................................................       3,105,000         3,343,278
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, 5.00%, 7/01/38 ......................................................         120,000           110,360
       Series A, Pre-Refunded, 5.00%, 7/01/38 ...................................................       2,380,000         2,423,626
       Series G, 5.00%, 7/01/33 .................................................................         400,000           372,292
       Series G, Pre-Refunded, 5.00%, 7/01/33 ...................................................         600,000           644,232
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 7/01/31 ..............................................................       5,000,000         4,576,800
  Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 .....................................      10,000,000        10,645,100
       Series II, Pre-Refunded, 5.25%, 7/01/31 ..................................................       1,000,000         1,086,160
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 ....................................       1,000,000         1,079,340
       Series TT, 5.00%, 7/01/32 ................................................................      20,000,000        18,255,400
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .......       3,595,000         3,558,295
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..................       1,000,000           930,730


120 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 .....................................................   $   1,995,000   $     1,945,005
       Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................       6,005,000         6,487,742
       Series I, 5.00%, 7/01/36 .................................................................       1,000,000           903,410
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded, 5.70%, 8/01/25 ...............................................................       5,000,000         5,264,250
  University of Puerto Rico Revenues, University System, Refunding,
       Series P, 5.00%, 6/01/26 .................................................................       5,000,000         4,537,300
       Series Q, 5.00%, 6/01/36 .................................................................       1,500,000         1,323,720
                                                                                                                    ----------------
                                                                                                                         83,810,745
                                                                                                                    ----------------
  VIRGIN ISLANDS 1.6%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
       10/01/13 .................................................................................       2,500,000         2,539,525
       10/01/22 .................................................................................       2,500,000         2,455,675
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/21 ....................................................................................       1,000,000           914,920
                                                                                                                    ----------------
                                                                                                                          5,910,120
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                        89,720,865
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $375,407,457) ...............................................                       365,448,814
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 0.6%
  MUNICIPAL BONDS 0.6%
  CONNECTICUT 0.1%
a Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
       Series V-1, Daily VRDN and Put, 3.05%, 7/01/36 ...........................................         275,000           275,000
       Series V-2, Daily VRDN and Put, 3.05%, 7/01/36 ...........................................         200,000           200,000
                                                                                                                    ----------------
                                                                                                                            475,000
                                                                                                                    ----------------
  U.S. TERRITORY 0.5%
  PUERTO RICO 0.5%
a Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
     Weekly VRDN and Put, 9.00%, 7/01/32 ........................................................       1,600,000         1,600,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,075,000) ................................................                         2,075,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $377,482,457) 99.1% ...................................................                       367,523,814
  OTHER ASSETS, LESS LIABILITIES 0.9% ...........................................................                         3,509,734
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   371,033,548
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 121

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS A                                                  2008 d        2007          2006          2005          2004 d
                                                    -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   12.06     $   11.98     $   11.99     $   12.06     $   11.90
                                                    -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................        0.49          0.50          0.50          0.51          0.52
   Net realized and unrealized gains (losses) ...       (0.96)         0.08         (0.01)        (0.05)         0.19
                                                    -------------------------------------------------------------------
Total from investment operations ................       (0.47)         0.58          0.49          0.46          0.71
                                                    -------------------------------------------------------------------
Less distributions from:
   Net investment income ........................       (0.49)        (0.50)        (0.50)        (0.51)        (0.52)
   Net realized gains ...........................          --            --            --         (0.02)        (0.03)
                                                    -------------------------------------------------------------------
Total distributions .............................       (0.49)        (0.50)        (0.50)        (0.53)        (0.55)
                                                    -------------------------------------------------------------------
Redemption fees .................................          -- e          -- e          -- e          -- e          --
                                                    -------------------------------------------------------------------
Net asset value, end of year ....................   $   11.10     $   12.06     $   11.98     $   11.99     $   12.06
                                                    ===================================================================

Total return c ..................................       (4.05)%        4.97%         4.13%         4.01%         6.18%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................        0.69%         0.70%         0.71%         0.72%         0.72%
Net investment income ...........................        4.14%         4.16%         4.17%         4.31%         4.35%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 462,515     $ 428,458     $ 370,481     $ 309,495     $ 298,732
Portfolio turnover rate .........................       18.19%        10.88%        14.19%        10.46%        25.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


122 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS C                                                  2008 d        2007          2006          2005          2004 d
                                                    -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   12.11     $   12.01     $   12.03     $   12.10     $   11.93
                                                    -------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............        0.43          0.43          0.43          0.45          0.45
   Net realized and unrealized gains (losses) ...       (0.97)         0.10         (0.02)        (0.05)         0.20
                                                    -------------------------------------------------------------------
Total from investment operations ................       (0.54)         0.53          0.41          0.40          0.65
                                                    -------------------------------------------------------------------
Less distributions from:
   Net investment income ........................       (0.43)        (0.43)        (0.43)        (0.45)        (0.45)
   Net realized gains ...........................          --            --            --         (0.02)        (0.03)
                                                    -------------------------------------------------------------------
Total distributions .............................       (0.43)        (0.43)        (0.43)        (0.47)        (0.48)
                                                    -------------------------------------------------------------------
Redemption fees .................................          -- e          -- e          -- e          -- e          --
                                                    -------------------------------------------------------------------
Net asset value, end of year ....................   $   11.14     $   12.11     $   12.01     $   12.03     $   12.10
                                                    ===================================================================

Total return c ..................................       (4.64)%        4.55%         3.47%         3.42%         5.67%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................        1.24%         1.24%         1.26%         1.27%         1.30%
Net investment income ...........................        3.59%         3.62%         3.62%         3.76%         3.77%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $  66,985     $  58,803     $  55,931     $  45,621     $  45,572
Portfolio turnover rate .........................       18.19%        10.88%        14.19%        10.46%        25.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  MUNICIPAL BONDS 98.2%
  U.S. TERRITORIES 98.2%
  GUAM 4.6%
  Guam Education Financing Foundation COP, 5.00%, 10/01/23 ......................................   $   2,500,000   $     2,281,851
  Guam International Airport Authority Revenue,
       Series A, MBIA Insured, 5.25%, 10/01/20 ..................................................       1,725,000         1,775,232
       Series A, MBIA Insured, 5.25%, 10/01/22 ..................................................         700,000           713,160
       Series B, MBIA Insured, 5.25%, 10/01/22 ..................................................       1,000,000         1,018,800
       Series B, MBIA Insured, 5.25%, 10/01/23 ..................................................       1,000,000         1,013,440
       Series C, MBIA Insured, 5.25%, 10/01/21 ..................................................       5,000,000         5,004,550
       Series C, MBIA Insured, 5.00%, 10/01/23 ..................................................       5,000,000         4,712,050
  Guam Power Authority Revenue, Refunding, Series A, MBIA Insured,
       5.125%, 10/01/29 .........................................................................       1,975,000         1,755,775
       5.25%, 10/01/34 ..........................................................................       7,000,000         6,243,650
                                                                                                                    ----------------
                                                                                                                         24,518,508
                                                                                                                    ----------------
  PUERTO RICO 82.1%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding, 5.50%, 5/15/39 ..................................................................       5,000,000         4,662,050
  Puerto Rico Commonwealth GO,
       Public Improvement, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...........................       3,000,000         3,184,980
       Public Improvement, Series A, 5.375%, 7/01/28 ............................................       1,300,000         1,266,200
       Public Improvement, Series A, 5.00%, 7/01/34 .............................................       1,800,000         1,621,656
       Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31 ..............................       3,315,000         3,084,143
       Public Improvement, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ................       1,685,000         1,793,497
       Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/34 ...............................       3,200,000         3,454,912
       Public Improvement, Series B, 5.00%, 7/01/35 .............................................       1,825,000         1,602,898
       Series A, 5.25%, 7/01/29 .................................................................      21,250,000        20,252,950
       Series A, 5.25%, 7/01/30 .................................................................       8,575,000         8,152,681
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Refunding, Series CC, FSA Insured, 5.25%, 7/01/33 ........................................       5,000,000         5,062,800
       Series Y, Pre-Refunded, 5.50%, 7/01/36 ...................................................      11,850,000        13,221,400
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series H, 5.00%, 7/01/35 ......................................................          20,000            18,382
       Refunding, Series M, 5.00%, 7/01/37 ......................................................       5,455,000         4,837,003
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ........................................      11,000,000        10,356,280
       Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................................      10,000,000        10,789,100
       Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................................      11,990,000        12,928,817
       Series H, Pre-Refunded, 5.00%, 7/01/35 ...................................................          80,000            85,898
       Series K, Pre-Refunded, 5.00%, 7/01/35 ...................................................       5,815,000         6,276,362
       Series K, Pre-Refunded, 5.00%, 7/01/40 ...................................................       9,500,000        10,253,730
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A,
     ETM, 5.50%, 10/01/32 .......................................................................      10,000,000        10,435,700
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       5.00%, 7/01/37 ...........................................................................      15,250,000        13,499,300
       Series B, 5.00%, 7/01/31 .................................................................       7,500,000         6,763,875
       Series B, 5.00%, 7/01/37 .................................................................       9,000,000         8,036,190
       Series B, 5.00%, 7/01/41 .................................................................       7,920,000         7,021,080


124 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 ............................................................   $  20,000,000   $    18,307,200
       CIFG Insured, 5.00%, 7/01/27 .............................................................         900,000           835,920
  Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series UU, CIFG Insured, 5.00%, 7/01/26 .......................................       6,500,000         6,160,960
       Refunding, Series V V, FGIC Insured, 5.25%, 7/01/34 ......................................      10,000,000         9,626,700
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 .....................................       1,605,000         1,708,539
       Series II, Pre-Refunded, 5.25%, 7/01/31 ..................................................      15,500,000        16,835,480
       Series NN, MBIA Insured, Pre-Refunded, 5.00%, 7/01/32 ....................................       4,000,000         4,304,960
       Series NN, Pre-Refunded, 5.125%, 7/01/29 .................................................       5,125,000         5,533,719
       Series TT, 5.00%, 7/01/27 ................................................................       5,000,000         4,612,500
       Series TT, 5.00%, 7/01/32 ................................................................      31,800,000        29,026,086
  Puerto Rico HFAR, Capital Fund Program, 4.60%, 12/01/24 .......................................      10,000,000         9,080,800
  Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 ............................      10,610,000        10,034,089
  Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
     Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ...................................         900,000           945,423
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Hospital Revenue,
       Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .......................       2,500,000         2,451,375
       Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ........................         500,000           478,300
       Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ................       8,445,000         8,469,153
       Mennonite General Hospital Project, 5.625%, 7/01/17 ......................................         620,000           577,933
       Mennonite General Hospital Project, 5.625%, 7/01/27 ......................................       1,950,000         1,614,307
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
       Guaynabo Municipal Government, 5.625%, 7/01/15 ...........................................       5,970,000         5,990,477
       Guaynabo Municipal Government, 5.625%, 7/01/22 ...........................................       3,160,000         3,162,939
       Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .............................................       1,250,000         1,237,238
       Guaynabo Warehouse, Series A, 5.20%, 7/01/24 .............................................       4,120,000         3,881,782
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue,
       Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 .....................       2,000,000         2,018,220
       Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 ......................       7,850,000         7,466,606
       Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ..........................       5,970,000         6,209,218
       International American University of Puerto Rico Project, MBIA Insured, 4.25%,
         10/01/24 ...............................................................................       1,000,000           846,270
       International American University of Puerto Rico Project, MBIA Insured, 4.375%,
         10/01/25 ...............................................................................       1,000,000           854,330
       International American University of Puerto Rico Project, MBIA Insured, 4.50%,
         10/01/29 ...............................................................................       3,750,000         3,194,250
       University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .........................       6,000,000         5,584,380
  Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured,
       5.00%, 8/01/22 ...........................................................................       3,000,000         3,003,540
       Pre-Refunded, 5.50%, 8/01/23 .............................................................       7,400,000         7,787,612
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
       8/01/27 ..................................................................................       5,500,000         5,346,660
       8/01/30 ..................................................................................      12,000,000        11,622,240


                                                             Annual Report | 125

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 .....................................................   $   3,430,000   $     3,344,044
       Refunding, Series N, 5.00%, 7/01/32 ......................................................       5,000,000         4,437,450
       Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................       9,070,000         9,799,137
       Series I, 5.00%, 7/01/36 .................................................................       4,000,000         3,613,640
       Series I, 5.25%, 7/01/33 .................................................................       4,450,000         4,234,397
       Series I, Pre-Refunded, 5.25%, 7/01/33 ...................................................          50,000            53,951
       Series I, Pre-Refunded, 5.375%, 7/01/34 ..................................................       5,000,000         5,429,850
  Puerto Rico PBA Guaranteed Revenue, Refunding, 5.00%, 7/01/37 .................................      10,000,000         8,743,800
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ....................       1,250,000         1,251,725
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
       Series A, Pre-Refunded, 5.00%, 6/01/26 ...................................................       2,865,000         2,906,772
       Series E, Pre-Refunded, 5.50%, 8/01/29 ...................................................       6,845,000         7,387,124
       Series E, Pre-Refunded, 5.50%, 8/01/29 ...................................................       2,155,000         2,321,581
  Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 5.25%, 8/01/57 .............      15,000,000        13,549,800
                                                                                                                    ----------------
                                                                                                                        434,544,361
                                                                                                                    ----------------
  VIRGIN ISLANDS 11.5%
  Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
       6.45%, 3/01/16 ...........................................................................         150,000           148,637
       6.50%, 3/01/25 ...........................................................................         390,000           391,513
  Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 ..........................       5,000,000         4,564,100
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ..........................       9,220,000         8,119,870
       Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31 ..................       2,500,000         2,193,225
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......................       3,000,000         3,020,550
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .......................       6,750,000         6,630,322
       senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ......................       3,950,000         3,844,574
       senior lien, Matching Fund Loan Notes, Series A, 5.25%, 10/01/24 .........................       2,000,000         1,854,020
  Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
       5.25%, 9/01/18 ...........................................................................       3,930,000         4,053,598
       5.00%, 9/01/23 ...........................................................................      10,000,000        10,041,200
  Virgin Islands Water and Power Authority Electric System Revenue,
       Refunding, 5.30%, 7/01/18 ................................................................       4,175,000         3,966,459
       Refunding, 5.30%, 7/01/21 ................................................................       1,000,000           914,920
       Series A, 5.00%, 7/01/31 .................................................................       3,000,000         2,719,920
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
       5.25%, 7/01/12 ...........................................................................       4,000,000         4,093,160
       5.50%, 7/01/17 ...........................................................................       4,000,000         4,041,280
                                                                                                                    ----------------
                                                                                                                         60,597,348
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $539,567,528) ...............................................                       519,660,217
                                                                                                                    ----------------


126 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 0.3%
  MUNICIPAL BONDS 0.3%
  U.S. TERRITORY 0.3%
  PUERTO RICO 0.3%
a Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-3, FSA Insured,
     Daily VRDN and Put, 2.90%, 7/01/29 .........................................................   $   1,000,000   $     1,000,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 5.50%, 7/01/28 ...............................         700,000           700,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,700,000) ................................................                         1,700,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $541,267,528) 98.5% ...................................................                       521,360,217
  OTHER ASSETS, LESS LIABILITIES 1.5% ...........................................................                         8,139,663
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   529,499,880
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 127

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                ---------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS A                                                              2008 d       2007         2006         2005         2004 d
                                                                ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $   11.47    $   11.42    $   11.51    $   11.76    $   11.48
                                                                ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..................................        0.42         0.42         0.42         0.42         0.43
   Net realized and unrealized gains (losses) ...............       (0.43)        0.05        (0.10)       (0.25)        0.28
                                                                ---------------------------------------------------------------
Total from investment operations ............................       (0.01)        0.47         0.32         0.17         0.71
                                                                ---------------------------------------------------------------
Less distributions from net investment income ...............       (0.42)       (0.42)       (0.41)       (0.42)       (0.43)
                                                                ---------------------------------------------------------------
Redemption fees .............................................          -- e         -- e         -- e         -- e         --
                                                                ---------------------------------------------------------------
Net asset value, end of year ................................   $   11.04    $   11.47    $   11.42    $   11.51    $   11.76
                                                                ===============================================================

Total return c ..............................................       (0.11)%       4.22%        2.83%        1.54%        6.33%

RATIOS TO AVERAGE NET ASSETS
Expenses ....................................................        0.71%        0.69%        0.69%        0.69%        0.70%
Net investment income .......................................        3.67%        3.68%        3.64%        3.67%        3.69%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $ 699,833    $ 611,291    $ 540,348    $ 493,994    $ 454,942
Portfolio turnover rate .....................................       17.10%        8.94%       12.62%        9.14%        8.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


128 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                ---------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS C                                                              2008 e       2007         2006         2005         2004 g
                                                                ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $   11.49    $   11.44    $   11.53    $   11.77    $   11.67
                                                                ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..................................        0.35         0.36         0.35         0.36         0.24
   Net realized and unrealized gains (losses) ...............       (0.42)        0.05        (0.09)       (0.24)        0.10
                                                                ---------------------------------------------------------------
Total from investment operations ............................       (0.07)        0.41         0.26         0.12         0.34
                                                                ---------------------------------------------------------------
Less distributions from net investment income ...............       (0.36)       (0.36)       (0.35)       (0.36)       (0.24)
                                                                ---------------------------------------------------------------
Redemption fees .............................................          -- f         -- f         -- f         -- f         --
                                                                ---------------------------------------------------------------
Net asset value, end of year ................................   $   11.06    $   11.49    $   11.44    $   11.53    $   11.77
                                                                ===============================================================

Total return c ..............................................       (0.66)%       3.65%        2.27%        1.05%        2.96%

RATIOS TO AVERAGE NET ASSETS d
Expenses ....................................................        1.26%        1.24%        1.24%        1.24%        1.25%
Net investment income .......................................        3.12%        3.13%        3.09%        3.12%        3.14%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $  34,763    $  28,510    $  30,178    $  23,384    $  11,182
Portfolio turnover rate .....................................       17.10%        8.94%       12.62%        9.14%        8.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e For the year ended February 29.

f Amount rounds to less than $0.01 per share.

g For the period July 1, 2003 (effective date) to February 29, 2004.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 129

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.1%
  MUNICIPAL BONDS 96.1%
  ALABAMA 4.1%
  Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding,
     Series B, AMBAC Insured,
       4.625%, 8/15/13 ..........................................................................   $   5,900,000   $     6,124,790
       4.125%, 2/15/14 ..........................................................................       3,000,000         3,039,450
  East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
     Series A, MBIA Insured,
       4.50%, 9/01/13 ...........................................................................       1,925,000         1,987,101
       4.625%, 9/01/14 ..........................................................................       2,010,000         2,068,692
       4.50%, 9/01/15 ...........................................................................       2,100,000         2,137,170
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
       5.00%, 6/01/17 ...........................................................................       2,900,000         3,021,278
       Pre-Refunded, 4.80%, 6/01/13 .............................................................       2,400,000         2,584,536
  Jefferson County GO, Capital Improvement wts., Series A, MBIA Insured, 5.00%, 4/01/17 .........       2,195,000         2,285,807
  Jefferson County Limited Obligation School wts. Revenue, Series A, 5.25%, 1/01/16 .............       2,000,000         2,095,780
  Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/12 ...............................         600,000           646,440
  University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/15 .................       4,070,000         4,251,196
                                                                                                                    ----------------
                                                                                                                         30,242,240
                                                                                                                    ----------------
  ARIZONA 4.2%
  Arizona Health Facilities Authority Revenue, Series A, 5.00%, 1/01/22 .........................       8,000,000         7,655,120
  Arizona School Facilities Board Revenue, Series B, FGIC Insured, 4.00%, 9/01/13 ...............       5,000,000         5,059,000
  Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
     9/01/16 ....................................................................................       2,505,000         2,669,128
  Glendale IDAR, John C Lincoln Health, Refunding, Series B, 5.00%, 12/01/18 ....................       5,605,000         5,441,390
  Maricopa County GO, School District No. 97, Deer Valley School Improvement, Series A,
     FGIC Insured, 4.75%, 7/01/12 ...............................................................       4,000,000         4,202,040
  Maricopa County Hospital Revenue, Sun Health Corp., Refunding, 5.00%, 4/01/18 .................       2,000,000         1,935,380
  Mesa GO, Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ....................................         715,000           713,970
  Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
       7/01/14 ..................................................................................       1,110,000         1,117,892
       7/01/15 ..................................................................................       1,000,000           996,190
       7/01/16 ..................................................................................       1,000,000           984,650
                                                                                                                    ----------------
                                                                                                                         30,774,760
                                                                                                                    ----------------
  ARKANSAS 1.2%
  Arkansas State Development Finance Authority Revenue, State Agencies Facilities, Corrections,
     Series B, FSA Insured, 5.00%,
       11/01/17 .................................................................................       1,955,000         2,072,144
       11/01/19 .................................................................................       2,065,000         2,143,305
  Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%,
     8/01/17 ....................................................................................       1,105,000         1,134,857
  University of Arkansas University Revenues,
       Construction, University of Arkansas for Medical Sciences Campus, Refunding, Series A,
         MBIA Insured, 5.00%, 11/01/16 ..........................................................       1,000,000         1,056,080
       Student Fee University of Arkansas at Fort Smith, FSA Insured, 4.75%, 12/01/15 ...........       2,295,000         2,376,679
                                                                                                                    ----------------
                                                                                                                          8,783,065
                                                                                                                    ----------------


130 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA 5.8%
  California State Department of Water Resources Power Supply Revenue, Series A, Pre-Refunded,
     5.125%, 5/01/18 ............................................................................   $   3,000,000   $     3,246,780
  California State GO,
       Refunding, 5.00%, 2/01/17 ................................................................       3,000,000         3,097,290
       Various Purpose, 5.25%, 11/01/17 .........................................................      10,000,000        10,436,200
       Various Purpose, XLCA Insured, 5.00%, 11/01/22 ...........................................       5,805,000         5,715,777
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
     5.00%, 6/01/12 .............................................................................       1,500,000         1,592,700
  Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA Insured,
     4.25%, 7/01/17 .............................................................................       6,530,000         6,582,305
  Los Angeles USD, GO, Series A, MBIA Insured,
       4.125%, 7/01/15 ..........................................................................       2,500,000         2,532,700
       4.25%, 7/01/16 ...........................................................................       2,500,000         2,528,375
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
     Refunding, Series A, 5.65%, 1/15/17 ........................................................       3,000,000         3,007,320
  Tulare Joint UHSD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/16 ...............       2,870,000         3,090,445
  Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15 .........................................       1,000,000         1,074,580
                                                                                                                    ----------------
                                                                                                                         42,904,472
                                                                                                                    ----------------
  COLORADO 2.8%
  Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A, MBIA Insured,
     4.375%, 9/01/17 ............................................................................      17,000,000        17,059,160
  Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 ............       3,000,000         3,240,390
                                                                                                                    ----------------
                                                                                                                         20,299,550
                                                                                                                    ----------------
  FLORIDA 10.8%
  Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/16 ........................       5,915,000         6,233,168
  Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 .....................       1,000,000         1,031,140
  Collier County School Board COP, FSA Insured, 5.00%, 2/15/22 ..................................       5,075,000         5,103,927
  Hillsborough County Capacity Assessment Special Assessment Revenue, Series 2006,
     FGIC Insured, 5.00%, 3/01/19 ...............................................................       5,000,000         5,055,750
  Jacksonville Water and Sewer System Revenue, Series B, FSA Insured, 4.10%, 10/01/13 ...........       3,000,000         3,000,840
  Marion County Public Improvement Revenue, Refunding, MBIA Insured,
       4.20%, 12/01/12 ..........................................................................       1,400,000         1,441,160
       4.30%, 12/01/13 ..........................................................................       1,800,000         1,838,610
  Orange County School Board COP, Series B, FGIC Insured, 5.00%,
       8/01/18 ..................................................................................       5,150,000         5,277,617
       8/01/19 ..................................................................................       5,985,000         6,054,366
  Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
     10/01/14 ...................................................................................       5,000,000         5,024,800
  Palm Beach County School Board COP, Series E, MBIA Insured, 5.00%, 8/01/21 ....................       6,060,000         5,989,825
  Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series D,
     FSA Insured, 5.00%,
       10/01/22 .................................................................................       9,490,000         9,364,068
       10/01/24 .................................................................................      10,455,000        10,077,993
  South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group,
     5.00%, 8/15/19 .............................................................................       5,000,000         5,003,600


                                                             Annual Report | 131

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ..............................................   $   1,000,000   $     1,088,230
       Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/15 ....................................       4,140,000         4,366,334
       Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16 ....................................       3,400,000         3,585,878
                                                                                                                    ----------------
                                                                                                                         79,537,306
                                                                                                                    ----------------
  GEORGIA 0.9%
  Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.25%,
       12/01/20 .................................................................................       1,500,000         1,546,020
       12/01/21 .................................................................................       1,000,000         1,022,110
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
     12/01/13 ...................................................................................       1,020,000         1,011,962
  South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%, 1/01/16 ...........       2,650,000         2,828,186
                                                                                                                    ----------------
                                                                                                                          6,408,278
                                                                                                                    ----------------
  HAWAII 0.4%
  Hawaii State Department of Budget and Finance Special Purpose Revenue, Kaiser Permanente,
     Series A, ETM, 5.10%, 3/01/14 ..............................................................       2,500,000         2,577,025
                                                                                                                    ----------------
  ILLINOIS 2.9%
  Chicago Park District GO, Parking Revenues, Series A, FGIC Insured, Pre-Refunded, 4.125%,
     1/01/14 ....................................................................................       3,125,000         3,210,844
  Southwestern Illinois Development Authority Revenue, Local Government Program, Edwardsville
     Community, FSA Insured, 5.00%,
       12/01/18 .................................................................................       6,000,000         6,311,400
       12/01/19 .................................................................................      11,005,000        11,416,697
                                                                                                                    ----------------
                                                                                                                         20,938,941
                                                                                                                    ----------------
  KENTUCKY 0.4%
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
     Regional Health Center Facility, Refunding and Improvement,
       5.70%, 10/01/10 ..........................................................................       1,000,000         1,009,070
       5.75%, 10/01/11 ..........................................................................       1,500,000         1,506,600
                                                                                                                    ----------------
                                                                                                                          2,515,670
                                                                                                                    ----------------
  LOUISIANA 4.1%
  Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
     AMBAC Insured, 5.00%, 6/01/19 ..............................................................      20,000,000        19,324,000
  New Orleans GO, Radian Insured, 5.00%, 12/01/25 ...............................................       7,915,000         6,963,934
  St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ................       4,000,000         4,074,000
                                                                                                                    ----------------
                                                                                                                         30,361,934
                                                                                                                    ----------------
  MARYLAND 2.4%
  Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
     Refunding, CIFG Insured, 5.00%,
       6/01/19 ..................................................................................       1,445,000         1,470,273
       6/01/20 ..................................................................................       1,000,000         1,010,010


132 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MARYLAND (CONTINUED)
  Maryland State Health and Higher Educational Facilities Authority Revenue,
       Doctors Community Hospital, Refunding, Series A, 5.00%, 7/01/20 ..........................   $   6,000,000   $     5,796,060
       Peninsula Regional Medical Center, 5.00%, 7/01/18 ........................................       1,600,000         1,630,432
       Peninsula Regional Medical Center, 5.00%, 7/01/19 ........................................       1,430,000         1,440,553
       Peninsula Regional Medical Center, 5.00%, 7/01/20 ........................................       1,000,000           999,020
       Washington County Hospital, 5.25%, 1/01/22 ...............................................       1,000,000           947,200
       Washington County Hospital, 5.25%, 1/01/23 ...............................................       1,250,000         1,171,525
       Western Maryland Health, Refunding, Series A, MBIA Insured, 5.00%, 1/01/19 ...............       3,020,000         3,058,777
                                                                                                                    ----------------
                                                                                                                         17,523,850
                                                                                                                    ----------------
  MASSACHUSETTS 1.0%
  Massachusetts State Development Finance Agency Resource Recovery Revenue,
     Waste Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ...........       3,000,000         3,134,730
  Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
     first mortgage, Refunding, Series A, 5.50%, 7/01/08 ........................................         535,000           536,541
  Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
     Project, Refunding, Series A, 5.20%, 12/01/08 ..............................................       2,000,000         2,002,140
  Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
     10/01/12 ...................................................................................       1,745,000         1,781,453
                                                                                                                    ----------------
                                                                                                                          7,454,864
                                                                                                                    ----------------
  MICHIGAN 8.5%
  Battle Creek Downtown Development Authority Tax Allocation, MBIA Insured, Pre-Refunded,
     5.00%, 5/01/17 .............................................................................       3,295,000         3,308,312
  Detroit GO, Series B, FSA Insured, 5.00%,
       4/01/18 ..................................................................................       2,635,000         2,750,466
       4/01/19 ..................................................................................       2,515,000         2,594,097
  Ferris State University Revenue, General,
       AMBAC Insured, Pre-Refunded, 5.00%, 10/01/18 .............................................         520,000           520,972
       Refunding, AMBAC Insured, 5.00%, 10/01/18 ................................................       2,120,000         2,120,678
  Garden City School District GO, Refunding, FSA Insured, 5.00%,
       5/01/15 ..................................................................................       1,250,000         1,343,963
       5/01/18 ..................................................................................       1,455,000         1,511,629
  Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
       5/01/16 ..................................................................................       1,925,000         2,030,086
       5/01/17 ..................................................................................       2,025,000         2,117,542
  Michigan Municipal Bond Authority Department of Treasury Revenue, Local Government Loan
     Program, Group A, Series B, AMBAC Insured, 5.00%, 12/01/17 .................................       1,000,000         1,053,620
  Michigan Municipal Bond Authority Revenue,
       Local Government Loan Project, Series B, Group A, AMBAC Insured, 5.00%, 12/01/18 .........       1,000,000         1,041,230
       School District City of Detroit, FSA Insured, 5.00%, 6/01/17 .............................      10,000,000        10,494,300
  Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
     MBIA Insured, Pre-Refunded, 6.00%, 11/15/13 ................................................       1,200,000         1,272,036
  Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
     Senior Series A, 5.25%, 6/01/22 ............................................................      10,000,000         9,433,900
  Roseville School District GO, School Building and Site, Refunding, FSA Insured, 5.00%,
     5/01/19 ....................................................................................       2,275,000         2,354,943


                                                             Annual Report | 133

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System, Refunding,
     MBIA Insured, 4.25%, 9/01/13 ...............................................................   $   1,245,000   $     1,283,944
  South Lyon Community Schools GO, Refunding,
       FGIC Insured, 5.00%, 5/01/16 .............................................................       3,040,000         3,217,080
       FSA Insured, 5.00%, 5/01/17 ..............................................................       4,385,000         4,630,165
  Wayne-Westland Community Schools GO, Refunding,
       4.50%, 5/01/12 ...........................................................................       1,035,000         1,079,546
       4.625%, 5/01/13 ..........................................................................       1,095,000         1,149,969
       FSA Insured, 5.00%, 5/01/16 ..............................................................       2,825,000         3,002,071
  Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 .............       4,290,000         4,331,484
                                                                                                                    ----------------
                                                                                                                         62,642,033
                                                                                                                    ----------------
  MINNESOTA 3.3%
  Chaska ISD No. 112 GO, Refunding, Series A,
       5.00%, 2/01/16 ...........................................................................       4,000,000         4,078,440
       FSA Insured, 4.00%, 2/01/14 ..............................................................       2,060,000         2,096,483
  Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ..............................................       3,000,000         3,102,000
  Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured, 4.625%,
     2/01/17 ....................................................................................       1,000,000         1,015,300
  Mounds View ISD No. 621 GO, MBIA Insured, 5.00%,
       2/01/14 ..................................................................................       2,340,000         2,460,908
       2/01/15 ..................................................................................       2,425,000         2,534,998
       2/01/16 ..................................................................................       2,460,000         2,557,071
  Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ..........................       2,215,000         2,291,440
  Robbinsdale ISD No. 281 GO, Refunding, FSA Insured,
       4.00%, 2/01/13 ...........................................................................       2,070,000         2,121,108
       4.125%, 2/01/14 ..........................................................................       2,175,000         2,224,155
                                                                                                                    ----------------
                                                                                                                         24,481,903
                                                                                                                    ----------------
  MISSOURI 3.4%
  Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/19 .............................       1,675,000         1,633,544
  Jackson County Reorganized School District No. 7 Lee's Summit GO, School Building,
     MBIA Insured, 5.00%, 3/01/16 ...............................................................       2,000,000         2,097,960
  Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%,
     12/01/08 ...................................................................................       1,060,000         1,064,728
  Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
     Project, MBIA Insured, 5.00%,
       1/01/17 ..................................................................................       1,500,000         1,553,910
       1/01/19 ..................................................................................       1,000,000         1,013,500
  Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
     MBIA Insured,
       4.375%, 4/01/12 ..........................................................................         335,000           345,335
       4.50%, 4/01/14 ...........................................................................         545,000           557,377
       4.60%, 4/01/15 ...........................................................................       1,360,000         1,388,070
       4.70%, 4/01/16 ...........................................................................       1,165,000         1,186,972
  Springfield Public Utility Revenue, FGIC Insured, 4.50%, 8/01/21 ..............................      15,245,000        14,240,659
                                                                                                                    ----------------
                                                                                                                         25,082,055
                                                                                                                    ----------------


134 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEVADA 0.7%
  Clark County School District GO, Refunding, Series A, MBIA Insured, 4.50%, 6/15/19 ............   $   5,000,000   $     4,874,450
                                                                                                                    ----------------
  NEW JERSEY 4.0%
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
     Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding, Series A, 6.85%,
       12/01/29 .................................................................................       2,625,000         2,753,310
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
     5.90%, 1/01/15 .............................................................................         780,000           776,038
  New Jersey State COP, Equipment Lease Purchase, Series A, AMBAC Insured, 5.00%,
     6/15/17 ....................................................................................       5,000,000         5,184,900
  New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Refunding, Series C, FSA Insured, 4.50%, 12/15/10 ........................................      10,000,000        10,426,400
       Series D, FSA Insured, 5.00%, 6/15/19 ....................................................       5,630,000         5,718,785
       Series D, FSA Insured, Pre-Refunded, 5.00%, 6/15/19 ......................................       4,370,000         4,700,459
                                                                                                                    ----------------
                                                                                                                         29,559,892
                                                                                                                    ----------------
  NEW YORK 11.5%
  Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ..................       1,560,000         1,650,574
  Long Island Power Authority Electric System Revenue, General,
       Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 .......................................       7,000,000         7,098,560
       Series E, FGIC Insured, 5.00%, 12/01/18 ..................................................       8,500,000         8,729,500
  MTA Commuter Facilities Revenue, Services Contract, Series R, ETM, 5.50%, 7/01/11 .............       2,215,000         2,257,019
  MTA Revenue, Transportation,
       Series A, FSA Insured, 5.00%, 11/15/20 ...................................................       5,000,000         5,170,500
       Series C, 5.00%, 11/15/16 ................................................................       1,150,000         1,206,959
       Series F, 5.00%, 11/15/15 ................................................................       1,250,000         1,320,150
  MTA Transit Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 ........................       1,500,000         1,569,000
  New York City GO,
       Refunding, Series C, MBIA Insured, 5.875%, 8/01/16 .......................................           5,000             5,335
       Refunding, Series G, 5.00%, 8/01/21 ......................................................       7,000,000         6,999,650
       Refunding, Series H, 5.00%, 8/01/17 ......................................................       4,330,000         4,473,496
       Series C, MBIA Insured, Pre-Refunded, 5.875%, 8/01/16 ....................................       1,245,000         1,345,671
       Series D1, 5.00%, 12/01/21 ...............................................................       5,000,000         4,994,700
       Series F, 4.75%, 1/15/16 .................................................................       3,000,000         3,070,410
       Series H, 5.00%, 8/01/16 .................................................................       3,000,000         3,126,600
       Series O, 5.00%, 6/01/19 .................................................................       5,000,000         5,087,700
  New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 ................       4,500,000         4,681,215
  New York State Dormitory Authority Revenue, Mortgage, St. Barnabas, Series B, FHA Insured,
     4.25%, 8/01/14 .............................................................................       2,355,000         2,395,624
  New York State Dormitory Authority Revenues, Mental Health Services Facilities Improvement,
     Refunding, Series D, MBIA Insured, 5.00%, 8/15/17 ..........................................       2,000,000         2,027,220
  New York State Energy Research and Development Authority PCR, New York State Electric and
     Gas, MBIA Insured, 4.10%, 3/15/15 ..........................................................       7,000,000         7,107,590
  New York State Thruway Authority General Revenue, Refunding, Series H, FGIC Insured, 5.00%,
     1/01/22 ....................................................................................      10,000,000        10,107,600
                                                                                                                    ----------------
                                                                                                                         84,425,073
                                                                                                                    ----------------


                                                             Annual Report | 135

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA 5.0%
  Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.25%,
       8/01/15 ..................................................................................   $     915,000   $       979,004
       8/01/17 ..................................................................................       1,020,000         1,091,349
       8/01/19 ..................................................................................       1,030,000         1,102,049
  Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ......................................       4,000,000         4,166,480
  Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
     System, Series A, FSA Insured, 5.00%, 1/15/22 ..............................................      10,000,000         9,979,600
  North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series D, 6.00%, 1/01/09 ......................................................         200,000           204,810
       Series D, 6.45%, 1/01/14 .................................................................       1,000,000         1,046,830
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B,
     6.50%, 1/01/09 .............................................................................       5,000,000         5,140,800
  North Carolina State GO, Vehicle, MBIA Insured, 5.00%, 3/01/19 ................................       5,000,000         5,168,200
  Rutherford County COP, Refunding, AMBAC Insured, 5.00%, 9/01/17 ...............................       1,275,000         1,318,222
  Wake County GO, Public Improvement, 4.50%, 3/01/14 ............................................       6,400,000         6,636,352
                                                                                                                    ----------------
                                                                                                                         36,833,696
                                                                                                                    ----------------
  OHIO 4.3%
  Akron GO, Various Purpose, Refunding and Improvement, MBIA Insured, 4.125%, 12/01/14 ..........       1,000,000         1,015,660
  Allen County GO, Refunding, AMBAC Insured, 4.75%, 12/01/17 ....................................       2,180,000         2,235,612
  Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed, Senior Current
     Interest Turbo Term Bond, Series A-2, 5.375%, 6/01/24 ......................................       5,000,000         4,767,800
  Cleveland Municipal School District GO, FSA Insured, 5.00%,
       12/01/14 .................................................................................       1,915,000         2,062,398
       12/01/15 .................................................................................       1,510,000         1,612,318
       12/01/16 .................................................................................       1,400,000         1,482,880
  Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
     Refunding,
       5.25%, 7/01/08 ...........................................................................         575,000           576,961
       5.40%, 7/01/10 ...........................................................................         775,000           785,377
       5.50%, 7/01/11 ...........................................................................         500,000           506,530
  Lake Local School District Wood County GO, MBIA Insured,
       5.20%, 12/01/17 ..........................................................................         375,000           388,166
       Pre-Refunded, 5.20%, 12/01/17 ............................................................       2,190,000         2,368,989
  Lakewood City School District GO, School Improvement, Refunding, FSA Insured, 4.50%,
     12/01/22 ...................................................................................       2,900,000         2,729,625
  Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ..........................       1,360,000         1,422,723
  Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
     12/01/15 ...................................................................................       2,670,000         2,844,217
  Nordonia Hills City School District GO, School Improvement, Refunding, FGIC Insured, 4.50%,
     12/01/21 ...................................................................................       2,360,000         2,215,733
  University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
     1/01/14 ....................................................................................       2,000,000         2,114,580
  Westerville City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/18 .................       1,000,000         1,034,600
  Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ................................................       1,275,000         1,336,378
                                                                                                                    ----------------
                                                                                                                         31,500,547
                                                                                                                    ----------------


136 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OKLAHOMA 0.2%
  Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
    MBIA Insured, Pre-Refunded,
      5.60%, 3/01/10 ............................................................................   $     620,000   $       628,705
      6.00%, 3/01/15 ............................................................................         700,000           714,000
                                                                                                                    ----------------
                                                                                                                          1,342,705
                                                                                                                    ----------------
  OREGON 2.0%
  Oregon State Department of Administrative Services COP, Series A, FGIC Insured, 5.00%,
    11/01/19 ....................................................................................       2,340,000         2,392,650
  Portland Sewer System Revenue, second lien, Series B, MBIA Insured, 5.00%,
      6/15/18 ...................................................................................       3,135,000         3,264,099
      6/15/19 ...................................................................................       3,290,000         3,384,094
  Salem Water and Sewer Revenue,
      MBIA Insured, 4.10%, 6/01/16 ..............................................................       1,035,000         1,037,857
      Refunding, FSA Insured, 4.375%, 6/01/11 ...................................................       2,160,000         2,249,575
      Refunding, FSA Insured, 4.50%, 6/01/12 ....................................................       2,250,000         2,359,530
                                                                                                                    ----------------
                                                                                                                         14,687,805
                                                                                                                    ----------------
  PENNSYLVANIA 0.7%
  Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
    12/01/13 ....................................................................................       5,000,000         5,093,800
                                                                                                                    ----------------
  SOUTH CAROLINA 1.1%
  Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
    AMBAC Insured, 5.25%, 1/01/10 ...............................................................       1,000,000         1,032,910
  Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured, 4.00%,
    1/01/14 .....................................................................................       2,000,000         2,034,160
  Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
    Project, FSA Insured, 5.00%, 12/01/18 .......................................................       5,000,000         5,211,700
                                                                                                                    ----------------
                                                                                                                          8,278,770
                                                                                                                    ----------------
  TENNESSEE 2.4%
  Tennessee Energy Acquisition Corp. Gas Revenue, Series C, 5.00%, 2/01/22 ......................      15,000,000        14,019,150
  Tennessee State School Board Authority Revenue, Higher Educational Facilities,
    Second Program, Series A, FSA Insured, Pre-Refunded, 5.00%, 5/01/13 .........................       3,425,000         3,653,345
                                                                                                                    ----------------
                                                                                                                         17,672,495
                                                                                                                    ----------------
  TEXAS 5.2%
  Dallas Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, 4.50%,
    10/01/19 ....................................................................................      10,000,000         9,796,500
  Edgewood ISD Bexar County GO, Series A, 5.00%,
      2/15/16 ...................................................................................       1,225,000         1,291,860
      2/15/17 ...................................................................................       1,285,000         1,344,059
  Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured,
    5.00%, 2/15/22 ..............................................................................       4,165,000         4,095,111
  Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
    AMBAC Insured, 5.00%, 9/01/11 ...............................................................       6,000,000         6,263,100


                                                             Annual Report | 137

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TEXAS (CONTINUED)
  Laredo ISD Public Facility Corp. Lease Revenue,
      Series A, AMBAC Insured, 5.00%, 8/01/15 ...................................................   $   1,000,000   $     1,031,190
      Series C, AMBAC Insured, 5.00%, 8/01/19 ...................................................       1,000,000         1,016,850
  Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
    11/01/10 ....................................................................................       2,500,000         2,505,825
  Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Series A,
    MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 .................................................       1,500,000         1,602,660
  Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
    Refunding and Improvement, Series A, 5.25%,
      11/01/22 ..................................................................................       5,000,000         4,642,000
      11/01/23 ..................................................................................       5,000,000         4,598,450
                                                                                                                    ----------------
                                                                                                                         38,187,605
                                                                                                                    ----------------
  UTAH 0.3%
  Salt Lake County College Revenue, Refunding, 5.00%, 10/01/19 ..................................       2,585,000         2,416,794
                                                                                                                    ----------------
  WASHINGTON 0.4%
  King County School District No. 406 South Central GO, Refunding, FSA Insured, 5.00%,
    12/01/16 ....................................................................................       3,000,000         3,180,960
                                                                                                                    ----------------
  WEST VIRGINIA 0.0% a
  West Virginia Public Energy Authority Energy Revenue, Morgantown Assn. Project, Series A,
    5.05%, 7/01/08 ..............................................................................         180,000           180,830
                                                                                                                    ----------------
  U.S. TERRITORIES 2.1%
  PUERTO RICO 1.3%
  Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, MBIA Insured,
    5.00%, 7/01/24 ..............................................................................      10,000,000         9,621,400
                                                                                                                    ----------------
  VIRGIN ISLANDS 0.8%
  Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ........................       4,000,000         4,069,480
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%, 7/01/09 ......       1,545,000         1,577,630
                                                                                                                    ----------------
                                                                                                                          5,647,110
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                        15,268,510
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $714,514,723) ...............................................                       706,031,878
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 2.4%
  MUNICIPAL BONDS 2.4%
  FLORIDA 1.1%
b Orange County School Board COP, Series B, FGIC Insured, Daily VRDN and Put, 8.85%,
    8/01/32 .....................................................................................       8,100,000         8,100,000
                                                                                                                    ----------------
  MARYLAND 0.1%
b Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding, Series B,
    AMBAC Insured, Daily VRDN and Put, 10.00%, 7/01/34 ..........................................         600,000           600,000
                                                                                                                     ---------------


138 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN 1.2%
b Eastern Michigan University Revenue, Refunding, FGIC Insured, Daily VRDN and Put, 8.50%,
    6/01/27 .....................................................................................   $   9,090,000   $     9,090,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $17,790,000) ...............................................                        17,790,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $732,304,723) 98.5% ...................................................                       723,821,878
  OTHER ASSETS, LESS LIABILITIES 1.5% ...........................................................                        10,773,733
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   734,595,611
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a Rounds to less than 0.1% of net assets.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 139

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
CLASS A                                                     2008 e       2007         2006         2005        2004 g
                                                        -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   9.93     $   9.91     $   9.99     $  10.12    $  10.00
                                                        -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................       0.31         0.29         0.21         0.15        0.06
   Net realized and unrealized gains (losses) .......       0.05         0.02        (0.09)       (0.14)       0.11
                                                        -------------------------------------------------------------
Total from investment operations ....................       0.36         0.31         0.12         0.01        0.17
                                                        -------------------------------------------------------------
Less distributions from net investment income .......      (0.33)       (0.29)       (0.20)       (0.14)      (0.05)
                                                        -------------------------------------------------------------
Redemption fees .....................................         -- f         -- f         -- f         -- f        --
                                                        -------------------------------------------------------------
Net asset value, end of year ........................   $   9.96     $   9.93     $   9.91     $   9.99    $  10.12
                                                        =============================================================

Total return c ......................................       3.64%        3.20%        1.23%        0.14%       1.74%

RATIOS TO AVERAGE NET ASSETS d
Expenses before waiver and payments by affiliates ...       1.19%        1.16%        1.09%        1.13%       1.27%
Expenses net of waiver and payments by affiliates ...       0.50%        0.50%        0.50%        0.50%       0.50%
Net investment income ...............................       3.12%        2.88%        2.07%        1.49%       1.22%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 43,914     $ 18,683     $ 26,005     $ 33,254    $ 24,282
Portfolio turnover rate .............................      18.39%       57.74%       32.42%       15.79%       8.08%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e For the year ended February 29.

f Amount rounds to less than $0.01 per share.

g For the period September 2, 2003 (commencement of operations) to February 29, 2004.


140 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 65.1%
  MUNICIPAL BONDS 65.1%
  ALABAMA 0.6%
  Etowah County Board of Education Special Tax, School wts., Refunding, FSA Insured, 2.60%,
    9/01/08 .....................................................................................   $     250,000   $       250,180
                                                                                                                    ----------------
  CALIFORNIA 8.1%
  Alameda-Contra Costa Transit District COP, FHR Computer System Project, 4.00%, 8/01/12 ........         580,000           583,712
  California Statewide Communities Development Authority PCR, Southern California Education Co.,
    Mandatory Put 4/01/13, Refunding, Series A, XLCA Insured, 4.10%, 4/01/28 ....................       1,000,000           974,440
  Hercules RDA Tax Allocation Revenue, Series A, AMBAC Insured, 5.00%, 8/01/14 ..................         930,000           988,543
  Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1, Series A,
    5.00%, 11/01/15 .............................................................................       1,000,000         1,006,890
                                                                                                                    ----------------
                                                                                                                          3,553,585
                                                                                                                    ----------------
  COLORADO 3.9%
  Regional Transportation District COP, Transit Vehicles, Series A, AMBAC Insured, 5.00%,
    12/01/15 ....................................................................................       1,500,000         1,569,405
  Strasburg School District No. 31J GO, MBIA Insured, zero cpn., 12/01/08 .......................         170,000           166,665
                                                                                                                    ----------------
                                                                                                                          1,736,070
                                                                                                                    ----------------
  ILLINOIS 3.5%
  Chicago GO, Project, Series 1995 B, FGIC Insured, ETM, 5.00%, 1/01/09 .........................       1,500,000         1,530,900
                                                                                                                    ----------------
  INDIANA 1.2%
  Avon Community School Building Corp. Revenue, First Management, AMBAC Insured, 4.25%,
    1/15/11 .....................................................................................         520,000           533,796
                                                                                                                    ----------------
  KANSAS 1.2%
  Junction City COP, Radian Insured, 4.00%,
     9/01/09 ....................................................................................         215,000           216,825
     9/01/10 ....................................................................................         310,000           313,147
                                                                                                                    ----------------
                                                                                                                            529,972
                                                                                                                    ----------------
  LOUISIANA 3.5%
  Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC Insured,
    5.00%, 6/01/09 ..............................................................................       1,000,000         1,025,950
  Louisiana State Local Government Environmental Facilities Revenue, MBIA Insured, 4.00%,
    12/01/14 ....................................................................................         500,000           499,975
                                                                                                                    ----------------
                                                                                                                          1,525,925
                                                                                                                    ----------------
  MISSOURI 0.4%
  Platte County COP, Public Improvements, 2.40%, 10/01/08 .......................................         200,000           199,168
                                                                                                                    ----------------
  NEBRASKA 1.7%
  University of Nebraska Facilities Corp. Revenue, University of Nebraska Medical Center Research
    Center, 4.00%, 2/15/10 ......................................................................         750,000           766,905
                                                                                                                    ----------------
  NEVADA 1.1%
  Henderson Local ID Special Assessment, No. T-6, Limited Obligation, Refunding, Senior Series A,
    FSA Insured, 2.85%, 11/01/09 ................................................................         270,000           270,821
  Washoe County Improvement Bonds, Refunding, FSA Insured, 2.50%, 11/01/08 ......................         195,000           195,060
                                                                                                                    ----------------
                                                                                                                            465,881
                                                                                                                    ----------------


                                                             Annual Report | 141

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK 11.8%
  Amherst IDA Civic Facility Revenue, Mandatory Put 10/01/11, Refunding, Series A,
    Radian Insured, 4.20%, 10/01/31 .............................................................   $     865,000   $       871,539
  New York State Dormitory Authority Revenues,
     Non-State Supported Debt, Aids Long Term Health Care Facility, Refunding, 5.00%,
       11/01/11 .................................................................................         750,000           772,688
     Non-State Supported Debt, Manhattan College, Series B, Radian Insured, 5.00%,
       7/01/13 ..................................................................................         500,000           522,020
     The New York and Presbyterian Hospital, Mortgage, Refunding, Series A, FHA Insured, 5.00%,
       8/15/09 ..................................................................................         750,000           775,237
  New York State Urban Development Corp. Revenue, State Personal Income Tax, Series C-1
    Empire State, 2.80%, 12/15/09 ...............................................................         245,000           246,053
  Yonkers GO, Series A, 4.00%, 11/01/09 .........................................................       2,000,000         2,012,660
                                                                                                                    ----------------
                                                                                                                          5,200,197
                                                                                                                    ----------------
  OHIO 2.5%
  Franklin County Hospital Revenue, Hospital Corp., Refunding, Series C, MBIA Insured, 2.50%,
    5/15/08 .....................................................................................         500,000           499,855
  Ohio State Higher Educational Facility Revenue, Otterbein College 2007 Project, CIFG Insured,
    4.50%, 12/01/11 .............................................................................         210,000           219,313
  Stark County GO, Sewage System, Refunding, AMBAC Insured, 2.50%, 12/01/08 .....................         370,000           368,372
                                                                                                                    ----------------
                                                                                                                          1,087,540
                                                                                                                    ----------------
  PENNSYLVANIA 0.6%
  Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 2.65%, 9/01/08 ..........         250,000           250,290
                                                                                                                    ----------------
  SOUTH DAKOTA 0.8%
  South Dakota HDA Revenue, Series D, 2.90%, 5/01/09 ............................................         345,000           346,204
                                                                                                                    ----------------
  TEXAS 5.8%
  Brock ISD, GO, Capital Appreciation, zero cpn., 8/15/16 .......................................         460,000           317,474
  Denton ISD, GO, Unlimited Tax School Building Bonds, Premium Capital Appreciation Bonds,
    Series 2007, zero cpn., 8/15/08 .............................................................         500,000           494,245
  Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured, 5.00%,
    2/15/12 .....................................................................................         745,000           783,576
  Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
    Improvement, 4.50%, 11/01/10 ................................................................         395,000           401,806
  San Antonio Water Revenue, System, Series A, FSA Insured, 5.50%, 5/15/13 ......................         500,000           537,860
                                                                                                                    ----------------
                                                                                                                          2,534,961
                                                                                                                    ----------------
  UTAH 0.4%
  Davis County Sales Tax Revenue, Series B, AMBAC Insured, 2.55%, 10/01/08 ......................         180,000           179,950
                                                                                                                    ----------------
  VIRGINIA 1.0%
  Virginia State Public School Authority Revenue, School Financing 1997, Refunding, Series C,
    5.00%, 8/01/08 ..............................................................................         455,000           459,768
                                                                                                                    ----------------
  WASHINGTON 7.8%
  Energy Northwest Electric Revenue, Project 1, Refunding, Series A, 5.00%, 7/01/11 .............         375,000           396,341
  Snohomish County School District No. 2 Everett GO, Refunding, FGIC Insured, 5.00%,
    12/01/14 ....................................................................................         250,000           266,298


142 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  WASHINGTON (CONTINUED)
  Washington State GO, Motor Vehicle Tax, Series F, AMBAC Insured, zero cpn., 12/01/09 ..........   $   1,000,000   $       949,050
  Washington State Health Care Facilities Authority Revenue, Kadlec Medical Center, Series A,
    Assured Guaranty, 5.00%, 12/01/10 ...........................................................       1,000,000         1,050,010
  Washington State Higher Education Facilities Authority Revenue, University of Puget Sound
    Project, Mandatory Put 4/01/08, Refunding, 5.00%, 10/01/30 ..................................         750,000           750,990
                                                                                                                    ----------------
                                                                                                                          3,412,689
                                                                                                                    ----------------
  WYOMING 1.2%
  Sweetwater County Improvement Project Powers Board Lease Revenue, MBIA Insured, 5.00%,
    12/15/10 ....................................................................................         500,000           525,350
                                                                                                                    ----------------
  U.S. TERRITORIES 8.0%
  GUAM 0.5%
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 ........         240,000           238,743
                                                                                                                    ----------------
  PUERTO RICO 7.5%
  Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
    Series C, MBIA Insured, 5.00%, 7/01/28 ......................................................         660,000           662,772
  Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
    5.00%, 12/01/08 .............................................................................         950,000           960,250
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Refunding,
    Series X, MBIA Insured, 5.50%, 7/01/13 ......................................................         580,000           619,579
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/11 ........         545,000           559,590
  Puerto Rico PBA Revenue Guaranteed, Mandatory Put 7/01/17, Refunding, AMBAC Insured,
    5.50%, 7/01/35 ..............................................................................         450,000           469,296
                                                                                                                    ----------------
                                                                                                                          3,271,487
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                         3,510,230
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $28,644,061) ................................................                        28,599,561
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 37.5%
  MUNICIPAL BONDS 37.5%
  CALIFORNIA 1.1%
a California Infrastructure and Economic Development Bank Revenue, Jewish Community Center,
    Refunding, FGIC Insured, Daily VRDN and Put, 6.80%, 12/01/31 ................................         500,000           500,000
                                                                                                                    ----------------
  COLORADO 2.1%
a Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
    Bond Program, Series A-4, Daily VRDN and Put, 3.50%, 2/01/34 ................................         425,000           425,000
a Moffat County PCR, Pacific Corp. Projects, Refunding, AMBAC Insured, Daily VRDN and Put,
    9.00%, 5/01/13 ..............................................................................         500,000           500,000
                                                                                                                    ----------------
                                                                                                                            925,000
                                                                                                                    ----------------
  FLORIDA 2.1%
a Jacksonville Health Facilities Authority Hospital Revenue, Series C, Daily VRDN and Put, 3.50%,
    8/15/33 .....................................................................................         200,000           200,000
a Orange County School Board COP, Series B, FGIC Insured, Daily VRDN and Put, 8.85%,
    8/01/32 .....................................................................................         300,000           300,000


                                                             Annual Report | 143

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
a Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
    AMBAC Insured, Daily VRDN and Put, 6.40%, 12/01/15 ..........................................   $     400,000   $       400,000
                                                                                                                    ----------------
                                                                                                                            900,000
                                                                                                                    ----------------
  ILLINOIS 0.5%
  Cook County School District No. 150 South Holland GO, FSA Insured, 3.125%, 12/01/08 ...........         205,000           206,078
                                                                                                                    ----------------
  KENTUCKY 1.6%
a Christian County Assn. of County Leasing Trust Lease Program Revenue, Refunding, Series A,
    Daily VRDN and Put, 3.50%, 4/01/37 ..........................................................         700,000           700,000
                                                                                                                    ----------------
  MARYLAND 3.6%
a Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding,
     Series A, AMBAC Insured, Daily VRDN and Put, 5.00%, 7/01/34 ................................         200,000           200,000
     Series B, AMBAC Insured, Daily VRDN and Put, 10.00%, 7/01/34 ...............................       1,000,000         1,000,000
a Montgomery County GO, BAN, Public Improvement, Refunding, Series B, Daily VRDN and Put,
    3.15%, 6/01/26 ..............................................................................         400,000           400,000
                                                                                                                    ----------------
                                                                                                                          1,600,000
                                                                                                                    ----------------
  MASSACHUSETTS 1.6%
a Massachusetts State Health and Educational Facilities Authority Revenue, Children's Hospital,
    Refunding, Series L-2, AMBAC Insured, Daily VRDN and Put, 8.00%, 10/01/42 ...................         700,000           700,000
                                                                                                                    ----------------
  MICHIGAN 9.0%
a Eastern Michigan University Revenues, Refunding,
     FGIC Insured, Daily VRDN and Put, 8.50%, 6/01/27 ...........................................         400,000           400,000
     XLCA Insured, Daily VRDN and Put, 8.50%, 6/01/36 ...........................................       2,000,000         2,000,000
a Grand Valley State University Revenue, General, Series B, AMBAC Insured, Weekly VRDN and Put,
    8.00%, 12/01/33 .............................................................................       1,565,000         1,565,000
                                                                                                                    ----------------
                                                                                                                          3,965,000
                                                                                                                    ----------------
  MISSOURI 0.5%
a Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    St. Louis University, Series A, MBIA Insured, Daily VRDN and Put, 6.35%, 10/01/35 ...........         200,000           200,000
                                                                                                                    ----------------
  NEW YORK 2.0%
a Monroe County IDA Civic Facility Revenue, St. John Fisher College Project, Radian Insured,
    Weekly VRDN and Put, 5.25%, 6/01/34 .........................................................         600,000           600,000
a MTA Revenue, Sub Series A-3, XLCA Insured, Weekly VRDN and Put, 8.50%, 11/01/34 ...............         300,000           300,000
                                                                                                                    ----------------
                                                                                                                            900,000
                                                                                                                    ----------------
  NORTH CAROLINA 0.7%
a North Carolina Medical Care Commission Hospital Revenue, Lexington Memorial Hospital Project,
    Refunding, Daily VRDN and Put, 3.50%, 4/01/10 ...............................................         300,000           300,000
                                                                                                                    ----------------
  OHIO 1.4%
a Franklin County Revenue, Trinity Health Credit, Series C-1, FGIC Insured, Weekly VRDN and Put,
    8.75%, 12/01/38 .............................................................................         600,000           600,000
                                                                                                                    ----------------


144 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                                    AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA 4.5%
a York General Authority Pooled Financing Revenue,
     Sub Series 1996-B, AMBAC Insured, Weekly VRDN and Put, 7.35%, 9/01/26 ......................   $     100,000   $       100,000
     Sub Series A, AMBAC Insured, Weekly VRDN and Put, 7.35%, 9/01/26 ...........................       1,870,000         1,870,000
                                                                                                                    ----------------
                                                                                                                          1,970,000
                                                                                                                    ----------------
  TENNESSEE 6.6%
a Blount County PBA Revenue,
     Local Government Public Improvement, Series D-1-A, AMBAC Insured, Daily VRDN and Put,
       6.00%, 6/01/30 ...........................................................................         900,000           900,000
     Local Public Improvement, Series D-1-E, AMBAC Insured, Daily VRDN and Put, 6.00%,
       6/01/25 ..................................................................................       2,000,000         2,000,000
                                                                                                                    ----------------
                                                                                                                          2,900,000
                                                                                                                    ----------------
  U.S. TERRITORY 0.2%
  PUERTO RICO 0.2%
a Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
    Weekly VRDN and Put, 9.00%, 7/01/32 .........................................................         100,000           100,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $16,464,885) ...............................................                        16,466,078
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $45,108,946) 102.6% ...................................................                        45,065,639
  OTHER ASSETS, LESS LIABILITIES (2.6)% .........................................................                        (1,151,368)
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $    43,914,271
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 145

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                          ------------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                         2008 d         2007           2006           2005           2004 d
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $    11.04     $    10.83     $    10.81     $    10.78     $    10.39
                                                          ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............................         0.53           0.54           0.55           0.58           0.59
   Net realized and unrealized gains (losses) .........        (1.06)          0.20           0.03           0.03           0.39
                                                          ------------------------------------------------------------------------
Total from investment operations ......................        (0.53)          0.74           0.58           0.61           0.98
                                                          ------------------------------------------------------------------------
Less distributions from net investment income .........        (0.53)         (0.53)         (0.56)         (0.58)         (0.59)
                                                          ------------------------------------------------------------------------
Redemption fees .......................................           -- e           -- e           -- e           -- e           --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ..........................   $     9.98     $    11.04     $    10.83     $    10.81     $    10.78
                                                          ========================================================================

Total return c ........................................        (5.03)%         6.99%          5.45%          5.94%          9.75%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................         0.62%          0.62%          0.63%          0.62%          0.62%
Net investment income .................................         4.98%          4.97%          5.11%          5.44%          5.62%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $4,784,743     $5,329,032     $5,070,599     $4,714,804     $4,570,744
Portfolio turnover rate ...............................        20.10%         10.90%         11.63%          8.60%          8.67%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


146 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                          ------------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS B                                                         2008 d         2007           2006           2005           2004 d
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $    11.11     $    10.90     $    10.87     $    10.84     $    10.45
                                                          ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............................         0.48           0.48           0.50           0.52           0.53
   Net realized and unrealized gains (losses) .........        (1.07)          0.20           0.03           0.04           0.39
                                                          ------------------------------------------------------------------------
Total from investment operations ......................        (0.59)          0.68           0.53           0.56           0.92
                                                          ------------------------------------------------------------------------
Less distributions from net investment income .........        (0.47)         (0.47)         (0.50)         (0.53)         (0.53)
                                                          ------------------------------------------------------------------------
Redemption fees .......................................           -- e           -- e           -- e           -- e           --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ..........................   $    10.05     $    11.11     $    10.90     $    10.87     $    10.84
                                                          ========================================================================

Total return c ........................................        (5.53)%         6.36%          4.93%          5.32%          9.09%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................         1.17%          1.17%          1.18%          1.18%          1.18%
Net investment income .................................         4.43%          4.42%          4.56%          4.88%          5.06%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $  139,855     $  215,121     $  240,628     $  258,063     $  250,878
Portfolio turnover rate ...............................        20.10%         10.90%         11.63%          8.60%          8.67%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 147

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                          ------------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS C                                                         2008 d         2007           2006           2005           2004 d
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $    11.16     $    10.95     $    10.91     $    10.88     $    10.48
                                                          ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............................         0.48           0.49           0.50           0.52           0.54
   Net realized and unrealized gains (losses) .........        (1.07)          0.19           0.03           0.03           0.39
                                                          ------------------------------------------------------------------------
Total from investment operations ......................        (0.59)          0.68           0.53           0.55           0.93
                                                          ------------------------------------------------------------------------
Less distributions from net investment income .........        (0.47)         (0.47)         (0.49)         (0.52)         (0.53)
                                                          ------------------------------------------------------------------------
Redemption fees .......................................           -- e           -- e           -- e           -- e           --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ..........................   $    10.10     $    11.16     $    10.95     $    10.91     $    10.88
                                                          ========================================================================

Total return c ........................................        (5.51)%         6.34%          5.00%          5.29%          9.16%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................................         1.17%          1.17%          1.18%          1.18%          1.18%
Net investment income .................................         4.43%          4.42%          4.56%          4.88%          5.06%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $  697,697     $  761,994     $  695,270     $  588,921     $  565,210
Portfolio turnover rate ...............................        20.10%         10.90%         11.63%          8.60%          8.67%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


148 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                                        ------------------------------------------
                                                                                                  YEAR ENDED FEBRUARY 28,
ADVISOR CLASS                                                                                 2008 e         2007           2006 g
                                                                                        ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................    $    11.06     $    10.85     $    10.76
                                                                                        ------------------------------------------
Income from investment operations a:
   Net investment income b .........................................................          0.55           0.55           0.10
   Net realized and unrealized gains (losses) ......................................         (1.07)          0.20           0.04
                                                                                        ------------------------------------------
Total from investment operations ...................................................         (0.52)          0.75           0.14
                                                                                        ------------------------------------------
Less distributions from net investment income ......................................         (0.54)         (0.54)         (0.05)
                                                                                        ------------------------------------------
Redemption fees ....................................................................            -- f           -- f           -- f
                                                                                        ------------------------------------------
Net asset value, end of year .......................................................    $    10.00     $    11.06     $    10.85
                                                                                        ==========================================

Total return c .....................................................................         (4.94)%         7.08%          1.34%

RATIOS TO AVERAGE NET ASSETS d
Expenses ...........................................................................          0.52%          0.52%          0.53%
Net investment income ..............................................................          5.08%          5.07%          5.21%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................................    $  143,331     $   53,127     $      471
Portfolio turnover rate ............................................................         20.10%         10.90%         11.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e For the year ended February 29.

f Amount rounds to less than $0.01 per share.

g For the period January 3, 2006 (effective date) to February 28, 2006.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 149

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.6%
    MUNICIPAL BONDS 96.6%
    ALABAMA 0.4%
    Camden IDB Exempt Facilities Revenue, Weyerhaeuser, Refunding,
       Series A, 6.125%, 12/01/24 ...............................................................   $   3,000,000   $     3,080,520
       Series B, 6.375%, 12/01/24 ...............................................................       1,750,000         1,800,908
    Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO,
      Pre-Refunded, 7.75%, 7/01/21 ..............................................................       9,835,000        10,822,532
    Phenix City IDB Environmental Improvement Revenue, MeadWestvaco-Mead Coated Board
      Project, Refunding, Series B, 6.10%, 5/15/30 ..............................................       5,800,000         5,801,508
                                                                                                                    ----------------
                                                                                                                         21,505,468
                                                                                                                    ----------------
    ALASKA 0.1%
    Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
      Regional Power,
       5.70%, 1/01/12 ...........................................................................       1,400,000         1,395,128
       5.80%, 1/01/18 ...........................................................................       1,495,000         1,443,886
       5.875%, 1/01/32 ..........................................................................       6,900,000         6,077,865
                                                                                                                    ----------------
                                                                                                                          8,916,879
                                                                                                                    ----------------
    ARIZONA 3.8%
    Apache County IDA,
       IDR, Tucson Electric Power Co. Project, Refunding, Series C, 5.85%, 3/01/26 ..............      16,500,000        15,078,360
       PCR, Tucson Electric Power Co. Project, Refunding, Series A, 5.85%, 3/01/28 ..............      53,150,000        48,050,258
       PCR, Tucson Electric Power Co. Project, Refunding, Series B, 5.875%, 3/01/33 .............      33,800,000        30,140,474
    Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network,
      Pre-Refunded, 6.375%, 12/01/37 ............................................................       2,500,000         2,831,225
    Arizona Health Facilities Authority Revenue,
       Bethesda Foundation Project, Series A, 6.375%, 8/15/15 ...................................         400,000           401,044
       Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ....................................       4,000,000         3,845,240
       Catholic Healthcare West, Series A, 6.625%, 7/01/20 ......................................       3,940,000         4,301,140
    Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A,
      7.25%, 12/01/32 ...........................................................................      14,500,000        14,284,675
    Coconino County PCC Revenue, Tucson Electric Power Navajo, Refunding,
       Series A, 7.125%, 10/01/32 ...............................................................      21,125,000        21,168,306
       Series B, 7.00%, 10/01/32 ................................................................       9,500,000         9,528,595
    Downtown Phoenix Hotel Corp. Revenue, Sub Series B, FGIC Insured, 5.00%, 7/01/36 ............      10,000,000         8,770,600
    Maricopa County IDA Health Facility Revenue,
       Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ............................       7,500,000         7,397,175
       Catholic Healthcare West, Refunding, Series A, 5.25%, 7/01/32 ............................      10,000,000         9,179,200
       Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/16 .......       6,040,000         6,085,602
    Maricopa County PCC, PCR,
       Arizona Public Service Co., Refunding, Series C, AMBAC Insured, ARS, 11.00%, 5/01/29 .....       4,975,000         4,975,000
       Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 .....................       9,800,000         9,806,468
    Pima County IDAR, Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25 ...............      10,140,000         9,361,856
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 ..............................      10,000,000         8,086,000
    University Medical Center Corp. Revenue, 5.00%, 7/01/35 .....................................      10,175,000         8,754,774
                                                                                                                    ----------------
                                                                                                                        222,045,992
                                                                                                                    ----------------


150 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    ARKANSAS 0.3%
    Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch Corp.
      Projects, Series A, 7.75%, 8/01/25 ........................................................   $   3,800,000   $     4,049,850
    Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13 .......................       2,400,000         2,592,648
    Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
      11/01/26 ..................................................................................      10,000,000         9,045,400
    Warren Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.00%, 4/01/12 .................       3,150,000         3,281,702
                                                                                                                    ----------------
                                                                                                                         18,969,600
                                                                                                                    ----------------
    CALIFORNIA 18.4%
    ABAG 1915 Act Special Assessment, Windemere Ranch AD, 1999-1, Pre-Refunded, 6.375%,
      9/02/32 ...................................................................................       9,735,000        10,984,974
    Adelanto Water Authority Revenue, Subordinated, Water System Acquisition Project, Series A,
      Pre-Refunded, 7.50%, 9/01/28 ..............................................................      21,275,000        22,219,610
    Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ..........      10,700,000        10,622,425
    Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 6.00%, 9/01/38 ............       5,200,000         4,767,152
    Anaheim PFAR, Refunding, Series A-2, FGIC Insured, 4.75%, 9/01/29 ...........................      24,000,000        21,226,560
    Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/37 ...............       5,500,000         4,321,790
    Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A, 5.35%,
      9/01/36 ...................................................................................       3,680,000         3,019,955
    Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 .............       4,185,000         4,929,302
    Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ..............................       5,780,000         6,477,415
    California County Tobacco Securitization Agency Tobacco Revenue, Asset-Backed, Alameda
      County, 5.875%, 6/01/35 ...................................................................       3,700,000         3,464,162
    California Educational Facilities Authority Revenue, Pooled College and University
      Financing, Refunding, Series B, 6.125%, 6/01/09 ...........................................          15,000            15,041
    California Health Facilities Financing Authority Revenue, Marshall Medical Center, Series
      A, California  Mortgage Insured, 5.00%,
       11/01/24 .................................................................................       2,295,000         2,131,045
       11/01/29 .................................................................................       2,220,000         1,983,348
       11/01/33 .................................................................................       3,130,000         2,752,146
    California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31 ....................................      20,000,000        17,223,200
    California Infrastructure and Economic Development Bank Revenue, Department of Social
      Services Administration Building, AMBAC Insured, 5.00%,
       12/01/30 .................................................................................      10,300,000         9,630,088
       12/01/35 .................................................................................      14,110,000        13,321,392
    California State GO,
       Pre-Refunded, 5.25%, 4/01/30 .............................................................       2,450,000         2,633,481
       Pre-Refunded, 5.25%, 4/01/32 .............................................................       2,460,000         2,644,229
       Pre-Refunded, 5.00%, 2/01/33 .............................................................      40,640,000        43,574,208
       Refunding, 5.25%, 4/01/30 ................................................................          50,000            49,228
       Refunding, 5.25%, 4/01/32 ................................................................          40,000            39,407
       Various Purpose, 5.125%, 11/01/24 ........................................................      18,935,000        18,881,225
       Various Purpose, Refunding, 5.00%, 6/01/31 ...............................................      25,000,000        23,651,250
       Various Purpose, Refunding, FGIC Insured, 5.00%, 6/01/27 .................................      16,675,000        15,763,211
    California Statewide CDA Revenue,
       Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 .............................      13,090,000        16,039,308
       Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 ..............................       2,980,000         3,400,061


                                                             Annual Report | 151

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Revenue, (continued)
       John F. Kennedy University, 6.75%, 10/01/33 ..............................................   $   8,000,000   $     8,189,040
       Monterey Institute International, 5.50%, 7/01/31 .........................................      13,240,000        11,377,132
       Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 .....................................       6,545,000         7,246,166
       Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ......................................      25,000,000        21,509,500
    California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/37 ............      10,000,000         9,092,900
    Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
      AMBAC Insured, zero cpn.,
       8/01/33 ..................................................................................      21,015,000         4,239,566
       8/01/34 ..................................................................................      10,000,000         1,892,800
       8/01/43 ..................................................................................      31,515,000         3,493,438
       8/01/45 ..................................................................................      34,035,000         3,332,026
    Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36 .........................       2,215,000         1,813,443
    Chula Vista CFD Special Tax,
       No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 .....................................       3,200,000         2,926,272
       No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36 .......................................       2,675,000         2,186,599
       No. 99-1, Otay Ranch Spa One, Pre-Refunded, 6.10%, 9/01/31 ...............................       4,890,000         5,350,442
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ................       8,485,000         9,675,700
    El Dorado County CFD Special Tax, Promontory Specific, Series No. 2001-1, 6.30%, 9/01/31 ....       3,500,000         3,420,760
    Emeryville RDA, MFHR, Emery Bay Apartments II,
       Series A, Pre-Refunded, 5.85%, 10/01/28 ..................................................      12,950,000        13,910,760
       sub. lien, Series B, Pre-Refunded, 6.35%, 10/01/28 .......................................       3,070,000         3,334,358
       sub. lien, Series C, Pre-Refunded, 7.875%, 10/01/28 ......................................       1,820,000         2,042,622
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
       zero cpn., 1/15/22 .......................................................................      49,115,000        20,621,424
       zero cpn., 1/15/31 .......................................................................       4,000,000           880,800
       zero cpn., 1/15/34 .......................................................................       4,500,000           806,355
       zero cpn., 1/15/36 .......................................................................       4,000,000           624,160
       zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ..........................................      35,000,000        30,479,050
    Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 ............................       3,500,000         3,356,045
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 ..................................      10,000,000        11,970,900
       Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ..............................      30,750,000        26,462,835
       Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 .........................      20,000,000        21,748,600
       Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 .........................      20,000,000        21,748,600
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 ..........................      21,000,000        22,960,140
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ........................................      13,250,000        12,068,232
       Series 2003 A-1, Pre-Refunded, 6.75%, 6/01/39 ............................................       4,735,000         5,416,698
    Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
      7.00%, 9/02/30 ............................................................................       7,900,000         8,205,098
    Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 ......................       5,000,000         4,581,000
    Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36 ........................       6,595,000         5,532,875
    Los Angeles MFR, Refunding,
       Series J-1B, 7.125%, 1/01/24 .............................................................         175,000           168,172
       Series J-1C, 7.125%, 1/01/24 .............................................................         540,000           518,929
       Series J-2B, 8.50%, 1/01/24 ..............................................................         870,000           829,971
     a Series J-2C, 8.50%, 1/01/24 ..............................................................       2,560,000         2,442,214


152 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Los Angeles Regional Airports Improvement Corp. Lease Revenue,
       Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..................   $  12,000,000   $    10,855,200
       Facilities Sub-Lease, Los Angeles International, Series A-1, 7.125%, 12/01/24 ............       2,000,000         1,952,980
       Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%, 12/01/24 .............      10,000,000        10,066,400
       Refunding, Series C, 7.00%, 12/01/12 .....................................................       6,000,000         6,094,020
       Refunding, Series C, 7.50%, 12/01/24 .....................................................      30,000,000        30,199,200
     b United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 ..................       9,500,000         7,143,050
    Los Angeles Wastewater System Revenue, Refunding, Series A, MBIA Insured, 5.00%, 6/01/30 ....       7,530,000         7,284,070
    Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ..............................       4,000,000         3,974,440
    Poway USD Special Tax,
       CFD No. 10, Area A, 6.10%, 9/01/31 .......................................................       1,995,000         1,953,584
       CFD No. 11, Area A, 5.375%, 9/01/28 ......................................................       2,965,000         2,626,901
       CFD No. 11, Area A, 5.375%, 9/01/34 ......................................................       2,235,000         1,926,749
       CFD No. 14, Del Sur, 5.25%, 9/01/36 ......................................................       7,500,000         6,231,975
    Rocklin Special Tax, CFD No. 10, Whitney, 5.00%, 9/01/35 ....................................       7,335,000         5,739,858
    Romoland School District Special Tax, CFD 1,
       Improvement Area 1, 5.35%, 9/01/28 .......................................................       7,015,000         6,068,256
       Improvement Area 1, 5.40%, 9/01/36 .......................................................       6,175,000         5,116,728
       Improvement Area 2, 5.35%, 9/01/38 .......................................................       7,900,000         6,525,953
    Roseville Special Tax, CFD No. 1, Westpark, 5.25%, 9/01/25 ..................................       1,550,000         1,343,463
    San Francisco City and County RDA Lease Revenue, George R. Moscone Center, zero cpn.,
       7/01/09 ..................................................................................       3,750,000         3,612,262
       7/01/10 ..................................................................................       4,500,000         4,176,360
       7/01/12 ..................................................................................       4,500,000         3,825,900
       7/01/13 ..................................................................................       4,250,000         3,442,287
       7/01/14 ..................................................................................       2,250,000         1,730,048
    San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%,
      7/01/31 ...................................................................................       8,920,000         9,651,529
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ................................      22,500,000        22,683,150
       Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 ................................      20,000,000        20,048,800
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 ................................      20,000,000        19,207,400
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 ................................      20,000,000        19,059,000
       junior lien, ETM, zero cpn., 1/01/09 .....................................................      21,800,000        21,350,484
       junior lien, ETM, zero cpn., 1/01/10 .....................................................      15,000,000        14,212,950
       junior lien, ETM, zero cpn., 1/01/12 .....................................................      30,100,000        26,341,714
       junior lien, ETM, zero cpn., 1/01/24 .....................................................      52,700,000        22,892,353
       junior lien, ETM, zero cpn., 1/01/25 .....................................................      45,200,000        18,353,912
       junior lien, ETM, zero cpn., 1/01/26 .....................................................     131,900,000        50,413,499
       junior lien, ETM, zero cpn., 1/01/27 .....................................................     139,100,000        49,913,253
       senior lien, 5.00%, 1/01/33 ..............................................................      11,930,000        10,357,507
    Saugus USD Special Tax, 6.00%, 9/01/33 ......................................................       3,150,000         2,936,840
    Seal Beach CFD No. 05-01 Special Tax, Pacific Gateway Business Center, 5.30%, 9/01/36 .......       2,000,000         1,651,460
    Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2, 6.30%,
      9/02/33 ...................................................................................       6,000,000         5,821,020


                                                             Annual Report | 153

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.375%, 9/01/32 ........   $   4,100,000   $     4,681,708
    Tustin CFD No. 06-01 Special Tax, Legacy/Columbus, Series A, 6.00%, 9/01/36 .................      20,000,000        18,491,600
    Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A, 6.00%,
      9/01/34 ...................................................................................       6,520,000         6,401,206
    West Sacramento Special Tax, CFD No. 16, Pre-Refunded, 6.00%, 9/01/33 .......................       3,000,000         3,337,380
                                                                                                                    ----------------
                                                                                                                      1,061,917,284
                                                                                                                    ----------------
    COLORADO 3.4%
    Colorado Health Facilities Authority Revenue,
       Adventist Health-Sunbelt, Refunding, Series D, 5.25%, 11/15/35 ...........................      20,000,000        18,102,400
       Volunteers of America Care Facilities, Improvement, Series A, ETM, 5.45%, 7/01/08 ........         230,000           232,038
       Volunteers of America Care Facilities, Improvement, Series A, Pre-Refunded, 5.75%,
         7/01/20 ................................................................................       3,000,000         3,088,950
       Volunteers of America Care Facilities, Improvement, Series A, Pre-Refunded, 5.875%,
         7/01/28 ................................................................................       2,990,000         3,079,849
    Denver City and County Airport Revenue,
       Series B, Pre-Refunded, 5.50%, 11/15/33 ..................................................      20,000,000        21,972,000
       Series D, 7.75%, 11/15/13 ................................................................         470,000           520,403
    Denver City and County Special Facilities Airport Revenue, United Airlines Project,
      Refunding, Series A, 5.25%, 10/01/32 ......................................................      25,000,000        20,099,250
    Denver Convention Center Hotel Authority Revenue, Refunding,
       senior bond, XLCA Insured, 5.00%, 12/01/30 ...............................................      15,000,000        12,821,250
       Senior Bond, XLCA Insured, 5.00%, 12/01/35 ...............................................      15,000,000        12,686,100
    Denver Health and Hospital Authority Healthcare Revenue, Series A, Pre-Refunded, 6.25%,
      12/01/33 ..................................................................................       4,000,000         4,583,920
    E-470 Public Highway Authority Revenue, Capital Appreciation,
       Refunding, Series B, MBIA Insured, zero cpn., 9/01/37 ....................................      15,720,000         2,265,095
       Refunding, Series B, MBIA Insured, zero cpn., 9/01/38 ....................................      20,000,000         2,732,800
       Refunding, Series B, MBIA Insured, zero cpn., 9/01/39 ....................................      30,000,000         3,882,600
       Series A, MBIA Insured, zero cpn., 9/01/28 ...............................................      15,000,000         3,866,550
       Series B, MBIA Insured, zero cpn., 9/01/29 ...............................................      10,000,000         2,524,200
       Series B, MBIA Insured, zero cpn., 9/01/30 ...............................................      17,300,000         4,087,125
       Series B, MBIA Insured, zero cpn., 9/01/31 ...............................................      10,000,000         2,205,600
    Eagle County Airport Terminal Corp. Revenue, Series A,
       7.00%, 5/01/21 ...........................................................................         735,000           750,516
       7.125%, 5/01/31 ..........................................................................       1,215,000         1,230,685
    Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
      6.95%, 8/01/19 ............................................................................      41,200,000        42,145,128
    Littleton MFHR, Riverpoint, Series C, Pre-Refunded, 8.00%, 12/01/29 .........................       2,710,000         3,055,227
    McKay Landing Metropolitan District No. 002 GO,
       Limited Tax, Pre-Refunded, 7.50%, 12/01/19 ...............................................       2,775,000         3,109,554
       Subordinated, Series A, Pre-Refunded, 7.50%, 12/01/34 ....................................       2,000,000         2,233,140
    Saddle Rock South Metropolitan District No. 2 GO, Limited Mill Levy Obligation,
      Pre-Refunded, 7.20%, 12/01/19 .............................................................          90,000            98,669
    Saddle Rock South Metropolitan District No. 3 GO, Limited Mill Levy Obligation,
      Pre-Refunded, 7.35%, 12/01/19 .............................................................       2,900,000         3,193,857


154 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
      12/01/28 ..................................................................................   $   7,640,000   $     7,371,683
    University of Colorado Hospital Authority Revenue, Series A, Pre-Refunded, 5.60%, 11/15/31 ..       9,000,000         9,707,490
a,c Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31 .........       3,000,000         3,007,380
                                                                                                                    ----------------
                                                                                                                        194,653,459
                                                                                                                    ----------------
    CONNECTICUT 1.6%
    Connecticut State Development Authority PCR,
       Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 .........................      53,825,000        53,992,934
       Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ..................      12,500,000        12,539,000
    Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
      Project, 6.15%, 4/01/35 ...................................................................       3,000,000         3,046,080
    Connecticut State Health and Educational Facilities Authority Revenue,
       Sacred Heart University, Series C, 6.50%, 7/01/16 ........................................         375,000           376,088
       St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .................................       5,650,000         5,117,544
    Connecticut State HFAR, Housing Mortgage Finance Program, Refunding, Series C-1, 6.30%,
      11/15/17 ..................................................................................      16,060,000        16,119,422
                                                                                                                    ----------------
                                                                                                                         91,191,068
                                                                                                                    ----------------
    DISTRICT OF COLUMBIA 1.3%
    District of Columbia Ballpark Revenue, Series B-1, FGIC Insured, 5.00%, 2/01/35 .............      18,000,000        15,679,260
    District of Columbia Hospital Revenue, Medlantic Healthcare Group, Series A, MBIA Insured,
      ETM, 5.875%, 8/15/19 ......................................................................       8,850,000         8,974,254
    District of Columbia Revenue,
       Gains-Georgetown University, Capital Appreciation, AMBAC Insured, zero cpn. to 3/31/18,
         5.00% thereafter, 4/01/36 ..............................................................      27,105,000        12,979,500
       Methodist Home Issue, 6.00%, 1/01/29 .....................................................       4,750,000         4,275,950
    District of Columbia Tobacco Settlement Financing Corp. Revenue,
       Capital Appreciation, Asset-Backed Bonds, Series A, zero cpn., 6/15/46 ...................     175,000,000        10,643,500
       Capital Appreciation, Asset-Backed Bonds, Series B, zero cpn., 6/15/46 ...................      66,000,000         3,593,700
       Refunding, Asset-Backed Bonds, 6.50%, 5/15/33 ............................................      22,000,000        21,649,320
                                                                                                                    ----------------
                                                                                                                         77,795,484
                                                                                                                    ----------------
    FLORIDA 7.5%
    Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34 ...........................       4,800,000         3,957,984
    Beacon Tradeport CDD Special Assessment, Commercial Project, Series A, Pre-Refunded,
       6.00%, 5/01/16 ...........................................................................      22,565,000        24,031,274
       6.20%, 5/01/22 ...........................................................................      23,590,000        25,823,265
    Brighton Lakes CDD Special Assessment, Series B, Pre-Refunded, 7.625%, 5/01/31 ..............       3,080,000         3,373,678
    Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31 ....................       1,370,000         1,357,752
    Brooks of Bonita Springs II CDD Capital Improvement Revenue, Series A, Pre-Refunded, 7.00%,
      5/01/31 ...................................................................................      11,780,000        12,088,989
    Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ..................       2,285,000         2,396,599
    Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20 .....................       2,445,000         2,309,620
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%, 8/15/32 ..      10,550,000        10,414,538
    East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36 ...............................       1,425,000         1,084,354


                                                             Annual Report | 155

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Falcon Trace CDD Special Assessment, Pre-Refunded, 6.00%, 5/01/20 ...........................   $   3,690,000   $     3,903,836
    Fleming Plantation CDD Special Assessment, Series B, Pre-Refunded, 7.375%, 5/01/31 ..........       9,900,000        10,916,136
    Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
      6.00%, 6/01/23 ............................................................................       5,000,000         5,551,050
    Groves CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.75%, 5/01/32 ...............       1,725,000         1,911,645
    Halifax Hospital Medical Center Hospital Revenue,
       Refunding and Improvement, Series A, 5.375%, 6/01/46 .....................................      18,000,000        15,977,520
       Series A, Pre-Refunded, 7.25%, 10/01/24 ..................................................       4,700,000         5,255,399
       Series A, Pre-Refunded, 7.25%, 10/01/29 ..................................................       1,400,000         1,565,438
    Hawk's Point CDD Special Assessment, Hawk's Point Community Development, Series A,
      5.30%, 5/01/39 ............................................................................       1,450,000         1,092,314
    Heritage Harbor CDD Special Assessment Revenue, Series A, 6.70%, 5/01/19 ....................       1,400,000         1,337,490
    Hillsborough County IDAR, Refunding, Series B, 5.25%,
       10/01/28 .................................................................................       1,500,000         1,357,755
       10/01/34 .................................................................................       7,250,000         6,407,260
    Indian Trace CDD, GO, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
      5/01/11 ...................................................................................       9,115,000         9,235,865
    Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%,
      5/01/33 ...................................................................................       2,900,000         2,654,834
    Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
       ETM, 6.875%, 8/01/10 .....................................................................         455,000           476,467
       Pre-Refunded, 7.00%, 8/01/20 .............................................................       2,445,000         2,653,534
       Pre-Refunded, 7.25%, 8/01/31 .............................................................       5,725,000         6,239,677
    Indigo CDD Capital Improvement Revenue, Refunding,
       Series A, 7.00%, 5/01/31 .................................................................         910,000           910,309
       Series C, 7.00%, 5/01/30 .................................................................       4,710,000         4,709,529
    Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 ....................................       1,820,000         1,791,444
    Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ...........................................       1,535,000         1,571,272
    Lakeland Retirement Community Revenue, first mortgage, Carpenters Home, Refunding,
      Series A, 6.75%, 1/01/19 ..................................................................      13,040,000        13,295,714
    Lakewood Ranch CDD No. 3 Special Assessment Revenue, 7.625%, 5/01/18 ........................         415,000           416,328
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
      CIFG Insured, 5.00%, 10/01/30 .............................................................      11,505,000        10,573,555
    Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ...................       7,880,000         7,910,653
    Mediterra South CDD Capital Improvement Revenue,
       6.85%, 5/01/31 ...........................................................................       2,355,000         2,452,309
       Series B, 6.95%, 5/01/31 .................................................................       7,175,000         7,226,803
    Mediterranea CDD Special Assessment, Series A, 5.60%, 5/01/37 ...............................       1,550,000         1,230,406
    Midtown Miami Community Development Special Assessment Revenue,
       Series A, 6.25%, 5/01/37 .................................................................       7,500,000         6,855,525
       Series B, 6.50%, 5/01/37 .................................................................       4,000,000         3,584,560
    Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 ......................         365,000           365,110
    North Springs ID Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%,
      5/01/19 ...................................................................................         670,000           652,265
    Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit of
      Development No. 43,
       6.10%, 8/01/21 ...........................................................................         535,000           511,861
       Pre-Refunded, 6.10%, 8/01/21 .............................................................       1,960,000         2,158,215


156 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Northern Palm Beach County ID Special Assessment, Water Control and Improvement Bonds,
      Unit of Development No. 46, Series A, 5.35%, 8/01/41 ......................................   $     800,000   $       595,560
    Northwood CDD Special Assessment Revenue, Pre-Refunded, 7.60%, 5/01/17 ......................       1,085,000         1,093,550
    Oakstead CDD Revenue, Capital Improvement, Series A, Pre-Refunded, 7.20%, 5/01/32 ...........       3,230,000         3,519,150
    Orange County Health Facilities Authority Revenue, Hospital,
       Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32 .............................      10,000,000        10,946,900
       Orlando Regional Healthcare, Pre-Refunded, 5.75%, 12/01/32 ...............................      15,000,000        16,385,850
    Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36 .......................       1,300,000         1,007,474
    Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ....................       2,775,000         2,923,574
    Parkway Center CDD Special Assessment, Refunding, Series A, 8.25%, 5/01/31 ..................       1,350,314         1,428,416
    Pelican Marsh CDD Special Assessment Revenue,
       Series A, 7.10%, 5/01/20 .................................................................       3,160,000         3,122,712
       Series A, 7.20%, 5/01/31 .................................................................       6,275,000         6,172,906
       Series B, 6.90%, 5/01/11 .................................................................         755,000           751,852
    Piney-Z CDD Capital Improvement Revenue, Series A, Pre-Refunded, 7.25%, 5/01/19 .............         620,000           630,732
    Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 .................................      10,050,000        10,254,015
    Port St. Lucie Utility Revenue, System, Refunding, Series A, MBIA Insured, 5.00%,
      9/01/29 ...................................................................................      11,025,000        10,481,578
    Portico CDD Capital Improvement Revenue, 5.45%, 5/01/37 .....................................       3,000,000         2,333,400
    Portofino Cove CDD Special Assessment, Series A, 5.50%, 5/01/38 .............................       1,595,000         1,245,217
    Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38 .........................       2,795,000         2,148,209
    Portofino Springs CDD Special Assessment, Series A, 5.50%, 5/01/38 ..........................       1,000,000           780,700
    Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ..............       1,625,000         1,626,658
    Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 ..............................       3,495,000         3,415,489
    Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
      12/01/22 ..................................................................................       3,595,000         3,559,553
    River Place St. Lucie CDD Special Assessment Revenue,
       Series A, 7.625%, 5/01/21 ................................................................       1,090,000         1,123,223
       Series A, 7.625%, 5/01/30 ................................................................       1,590,000         1,618,715
       Series B, 7.25%, 5/01/10 .................................................................         970,000           957,293
    Riverwood CDD Special Assessment Revenue, Series A, 7.75%, 5/01/14 ..........................         575,000           585,373
    Sampson Creek CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.95%,
      5/01/31 ...................................................................................       2,730,000         2,937,098
    Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37 .......................................       8,170,000         6,160,425
    South Broward Hospital District Revenue, South Broward Hospital District, Refunding, 4.75%,
      5/01/32 ...................................................................................      11,500,000         9,761,430
    South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
      Group, 5.00%,
       8/15/32 ..................................................................................      15,000,000        13,275,000
       8/15/37 ..................................................................................      19,860,000        17,366,974
    South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 ...........................       2,645,000         2,476,037
    St. Lucie West Services District Capital Improvement Revenue, Cascades Project, 6.10%,
      5/01/18 ...................................................................................       1,870,000         1,877,293
    St. Lucie West Services District Special Assessment Revenue, Port St. Lucie,
      Water Management Benefit, Refunding, Series B,
       6.00%, 5/01/09 ...........................................................................         355,000           353,115
       6.25%, 5/01/25 ...........................................................................       5,080,000         4,923,790
    Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 ....................................       2,095,000         2,102,165


                                                             Annual Report | 157

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Stoneybrook West CDD Special Assessment Revenue, Series A, 7.00%, 5/01/32 ...................   $   2,990,000   $     3,011,737
    Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ........................       1,275,000         1,293,692
    Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 ..........................       8,415,000         8,574,801
    Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37 ....................       2,000,000         1,549,500
    Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 ........................................       8,440,000         8,334,247
    Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 ................................       6,050,000         6,329,389
    Village Center CDD Recreational Revenue,
       Sub Series B, 6.25%, 1/01/13 .............................................................       4,120,000         4,168,286
       Sub Series B, 8.25%, 1/01/17 .............................................................       1,715,000         1,736,729
       Sub Series C, 7.375%, 1/01/19 ............................................................       2,130,000         2,182,057
    Vista Lake CDD Capital Improvement Revenue, Series A, Pre-Refunded, 7.20%, 5/01/32 ..........       2,645,000         2,879,823
    Waterchase CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.70%, 5/01/32 ..........       2,825,000         3,109,139
    Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .........................       1,130,000         1,192,229
    Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36 .................................       1,900,000         1,461,271
    Waterstone CDD Capital Improvement Revenue, Series B, 5.50%, 5/01/18 ........................       4,500,000         3,916,575
    Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 ..............................       1,320,000         1,304,305
    Winter Garden Village at Fowler Groves CDD Special Tax, 5.65%, 5/01/37 ......................       2,000,000         1,705,240
                                                                                                                    ----------------
                                                                                                                        432,280,577
                                                                                                                    ----------------
    GEORGIA 2.6%
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 .........................................      36,000,000        34,805,160
       Series J, FSA Insured, 5.00%, 1/01/29 ....................................................      16,445,000        15,987,664
    Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31 .............................       1,235,000         1,085,022
    Atlanta Water and Wastewater Revenue, FSA Insured, 5.00%, 11/01/34 ..........................      33,890,000        32,213,123
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
      12/01/28 ..................................................................................       1,470,000         1,279,929
    Floyd County Development Authority Environmental Improvement Revenue, Temple-Inland Inc.,
      Refunding, 5.70%, 12/01/15 ................................................................       1,575,000         1,531,703
    Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist Health
      Care System Project, ETM,
       6.25%, 10/01/18 ..........................................................................       6,000,000         6,772,680
       6.375%, 10/01/28 .........................................................................       8,000,000         9,030,560
    Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27 ..........       5,000,000         4,030,400
    Gainesville RDA Educational Facilities Revenue, Riverside Military Academy, Refunding,
      5.125%, 3/01/37 ...........................................................................       6,500,000         5,443,295
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
      MBIA Insured, 5.00%, 7/01/34 ..............................................................      26,145,000        24,682,710
    Main Street Natural Gas Inc. Gas Project Revenue,
       Series A, 5.50%, 9/15/28 .................................................................       5,000,000         4,190,650
       Series B, 5.00%, 3/15/22 .................................................................       5,500,000         4,664,165
    McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
      Products, 6.95%, 12/01/23 .................................................................       5,120,000         5,254,912
                                                                                                                    ----------------
                                                                                                                        150,971,973
                                                                                                                    ----------------


158 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    IDAHO 0.3%
    Nez Perce County PCR,
       Potlatch 84, 7.00%, 12/01/14 .............................................................   $   2,500,000   $     2,653,100
       Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .......................................      17,500,000        16,773,050
                                                                                                                    ----------------
                                                                                                                         19,426,150
                                                                                                                    ----------------
    ILLINOIS 2.8%
    Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
      3/01/33 ...................................................................................       3,329,000         2,875,623
    Antioch Village Special Service Area No. 2 Special Tax, Clublands Project, 6.625%,
      3/01/33 ...................................................................................       5,491,000         4,664,495
    Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project, Pre-Refunded,
       6.25%, 3/01/32 ...........................................................................       3,655,000         4,108,768
       6.75%, 3/01/32 ...........................................................................       5,415,000         6,047,743
    Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
      Pre-Refunded,
       6.625%, 3/01/31 ..........................................................................       4,348,000         4,775,974
       7.00%, 3/01/31 ...........................................................................       4,796,000         5,318,908
    Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project, Pre-Refunded,
      7.05%, 3/01/31 ............................................................................       5,853,000         6,609,500
    Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23 .....      11,000,000        11,028,380
    Cary Special Tax,
       Refunding, Radian Insured, 5.00%, 3/01/30 ................................................       3,115,000         2,704,941
       Special Service Area No. 1, Cambria Project, Series A, Pre-Refunded, 7.625%,
        3/01/30 .................................................................................       2,869,000         3,184,504
       Special Service Area No. 2, Foxford Hills Project, Pre-Refunded, 7.50%, 3/01/30 ..........       5,319,000         5,816,699
    Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, Pre-Refunded, 7.75%,
      3/01/27 ...................................................................................       6,000,000         6,913,080
    Hampshire Special Service Area No. 14 Special Tax, Lakewood Crossing Subdivision, 5.95%,
      3/01/36 ...................................................................................       7,785,000         6,652,983
    Illinois Finance Authority Revenue,
       Lutheran Hillside Village, Refunding, 5.25%, 2/01/37 .....................................       7,500,000         6,574,275
       Sherman Health System, Series A, 5.50%, 8/01/37 ..........................................      17,240,000        15,637,197
    Illinois Health Facilities Authority Revenue,
       Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ....................       2,105,000         2,122,408
       Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ...........................       8,595,000         7,825,232
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
      Convention Center, ETM, 7.00%, 7/01/26 ....................................................       7,500,000         9,150,000
    Minooka Special Assessment, Improvement Prairie Ridge Project, 6.875%, 3/01/33 ..............       3,000,000         2,614,380
    Montgomery Special Assessment, Improvement, Lakewood Creek Project, Pre-Refunded,
      7.75%, 3/01/30 ............................................................................       4,745,000         5,338,078
    Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewage
      System, Refunding, XLCA Insured, 5.00%, 1/01/39 ...........................................       5,000,000         4,405,450
    Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B, 6.375%,
      3/01/34 ...................................................................................       8,000,000         7,644,000
    Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ..............       2,425,000         2,253,286


                                                             Annual Report | 159

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
       6.00%, 3/01/33 ...........................................................................   $   4,500,000   $     4,196,970
       6.625%, 3/01/33 ..........................................................................       5,271,000         5,328,085
  a Wonder Lake Special Services Area No. 2 Special Tax, Neumann Homes Project, 6.125%,
      3/01/35 ...................................................................................       9,500,000         6,265,725
    Yorkville United City Special Services Area Special Tax,
       No. 04, MPI Grande Reserve Project, Series 104, 6.375%, 3/01/34 ..........................       4,400,000         3,914,944
       No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 .............................       3,782,000         3,661,619
       No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36 .......................................       4,980,000         4,317,859
                                                                                                                    ----------------
                                                                                                                        161,951,106
                                                                                                                    ----------------
    INDIANA 1.8%
    Delaware County Hospital Authority Hospital Revenue, Cardinal Health System, 5.25%,
      8/01/36 ...................................................................................       5,000,000         4,138,650
    Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
       8/15/19 ..................................................................................       3,000,000         2,935,980
       8/15/28 ..................................................................................       5,000,000         4,500,700
    Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
      3/01/37 ...................................................................................       8,000,000         6,933,920
    Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
      Indiana, Refunding, 5.25%, 11/15/35 .......................................................      12,000,000        10,570,920
    Indiana Health Facility Financing Authority Hospital Revenue,
       6.25%, 3/01/25 ...........................................................................       3,200,000         3,183,424
       6.00%, 3/01/34 ...........................................................................      12,000,000        11,237,640
       Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/31 .............      11,740,000        11,605,577
       Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/31 ..........      36,760,000        40,801,027
       Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ......................       1,500,000         1,502,565
    Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
      Refunding, 5.60%, 12/01/32 ................................................................       8,200,000         8,222,058
                                                                                                                    ----------------
                                                                                                                        105,632,461
                                                                                                                    ----------------
    KANSAS 0.2%
    Wyandotte County City Unified Government Utility System Revenue, Improvement, Series B,
      FSA Insured, 5.00%, 9/01/32 ...............................................................      10,000,000         9,711,200
                                                                                                                    ----------------
    KENTUCKY 0.6%
    Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare
      Inc.,
       Refunding, Series C, MBIA Insured, 6.10%, 10/01/22 .......................................      10,650,000        11,385,063
       Refunding, Series C, MBIA Insured, 6.15%, 10/01/27 .......................................       3,995,000         4,221,996
       Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/22 ....................................       5,325,000         6,029,444
       Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/27 ....................................       6,005,000         6,814,414
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
      Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..............       6,835,000         6,417,792
                                                                                                                    ----------------
                                                                                                                         34,868,709
                                                                                                                    ----------------


160 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA 3.8%
    Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27 ...........   $  13,990,000   $    14,034,069
    Louisiana Local Government Environmental Facilities CDA Revenue, Louisiana Local
      Government, 6.75%, 11/01/32 ...............................................................      30,000,000        29,207,100
    Louisiana Public Facilities Authority Revenue,
       FHA Insured Mortgage, Baton Rouge General, MBIA Insured, 5.25%, 7/01/33 ..................      32,240,000        31,057,437
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 ..............................      10,000,000         8,707,200
       Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 ..............................      10,000,000         8,906,500
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
      AMBAC Insured, 5.00%, 6/01/22 .............................................................      10,000,000         9,142,800
    Louisiana State Gas and Fuels Tax Revenue, Series A, FSA Insured, 5.00%, 5/01/36 ............      10,000,000         9,451,400
    New Orleans GO, Public Improvement, Series A, Radian Insured, 5.25%, 12/01/36 ...............      13,480,000        11,762,648
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ......       4,850,000         4,853,589
    St. John the Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/01/37 ..........      80,500,000        70,092,155
    West Feliciana Parish PCR, Entergy Gulf States Project, Refunding, Series B, 6.60%,
      9/01/28 ...................................................................................      20,750,000        20,452,237
                                                                                                                    ----------------
                                                                                                                        217,667,135
                                                                                                                    ----------------

    MAINE 0.6%
    Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ........................       4,800,000         4,801,968
    Skowhegan PCR, S.D. Warren Co.,
       Series A, 6.65%, 10/15/15 ................................................................      24,570,000        24,423,317
       Series B, 6.65%, 10/15/15 ................................................................       4,940,000         4,910,508
                                                                                                                    ----------------
                                                                                                                         34,135,793
                                                                                                                    ----------------

    MARYLAND 0.9%
    Maryland State CDA Department of Housing and CDR, Housing, Series A, 5.875%,
      7/01/16 ...................................................................................       1,700,000         1,703,366
    Maryland State EDC Revenue,
       Chesapeake Bay, senior lien, Series B, Pre-Refunded, 7.50%, 12/01/14 .....................       1,850,000         2,018,720
       Chesapeake Bay, senior lien, Series B, Pre-Refunded, 7.625%, 12/01/22 ....................       6,740,000         7,373,762
       Chesapeake Bay, senior lien, Series B, Pre-Refunded, 7.75%, 12/01/31 .....................      16,160,000        17,713,623
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series A, 4.75%,
         12/01/11 ...............................................................................       1,055,000         1,039,681
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series A, 5.00%,
         12/01/16 ...............................................................................       3,000,000         2,852,790
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series A, 5.00%,
         12/01/31 ...............................................................................      10,000,000         8,124,400
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series B, 5.00%,
         12/01/16 ...............................................................................         900,000           855,837
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series B, 5.25%,
         12/01/31 ...............................................................................       2,000,000         1,678,260
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Edenwald, Series A, 5.40%, 1/01/37 .......................................................       1,200,000         1,011,228
       Washington County Hospital, 6.00%, 1/01/43 ...............................................       6,000,000         5,603,160
                                                                                                                    ----------------
                                                                                                                         49,974,827
                                                                                                                    ----------------


                                                             Annual Report | 161

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS 0.3%
    Massachusetts Bay Transportation Authority Revenue, General Transportation System,
      Series A, 7.00%, 3/01/21 ..................................................................   $   2,000,000   $     2,400,960
    Massachusetts State Development Finance Agency Resource Recovery Revenue,
      Waste Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ..........       3,000,000         3,134,730
    Massachusetts State Development Finance Agency Revenue,
       Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 .............................       1,030,000           988,234
       Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 ............................       1,620,000         1,455,797
       Curry College, Series A, ACA Insured, 5.00%, 3/01/36 .....................................       2,000,000         1,687,620
       Loomis Community Project, first mortgage, Refunding, Series A, 5.625%, 7/01/15 ...........       1,850,000         1,853,219
       Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 ............       3,500,000         3,273,095
    Massachusetts State Health and Educational Facilities Authority Revenue, St. Memorial
      Medical Center, Refunding, Series A, 6.00%, 10/01/23 ......................................       6,010,000         5,735,042
                                                                                                                    ----------------
                                                                                                                         20,528,697
                                                                                                                    ----------------

    MICHIGAN 3.7%
    Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Series A,
      Pre-Refunded, 6.25%, 4/15/27 ..............................................................      10,500,000        11,651,430
    Detroit Sewage Disposal System Revenue, second lien, Series A, MBIA Insured, 5.00%,
      7/01/35 ...................................................................................      25,750,000        24,320,618
    Detroit Water Supply System Revenue, second lien, Refunding, Series C, FSA Insured,
      5.00%, 7/01/33 ............................................................................      11,000,000        10,586,620
    Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital
      Obligated Group,
       Refunding, Series A, 5.625%, 9/01/10 .....................................................       1,070,000         1,080,732
       Refunding, Series A, 5.75%, 9/01/17 ......................................................         530,000           516,035
       Refunding, Series A, 5.00%, 8/15/38 ......................................................       5,250,000         3,898,020
       Series A, Pre-Refunded, 5.625%, 9/01/10 ..................................................         930,000           953,445
       Series A, Pre-Refunded, 5.75%, 9/01/17 ...................................................         470,000           482,135
    Gaylord Hospital Finance Authority Limited Obligation Revenue, Otsego Memorial Hospital,
      Refunding, 6.50%,
       1/01/31 ..................................................................................       1,000,000           949,840
       1/01/37 ..................................................................................       1,000,000           959,750
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ..................      13,495,000        12,803,786
       Facilities Program, Refunding, Series II, MBIA Insured, 5.00%, 10/15/29 ..................      16,585,000        15,969,033
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ......................................       9,500,000         8,995,740
    Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ..........      18,000,000        19,117,440
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 .............       7,500,000         7,516,875
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 .............      30,205,000        30,240,038
       Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 .............         500,000           443,230
       Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ........................         500,000           431,305
       Hospital, Oakwood Obligated Group, Refunding, Series A, 5.00%, 7/15/37 ...................       3,680,000         3,179,373
       Marquette, 5.00%, 5/15/34 ................................................................       6,000,000         5,107,080
       Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ...................................       1,000,000         1,018,710
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ......................       7,310,000         7,365,775
       Sinai Hospital, Refunding, 6.625%, 1/01/16 ...............................................       2,990,000         2,995,711
       Sinai Hospital, Refunding, 6.70%, 1/01/26 ................................................       7,250,000         7,167,495


162 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
      Control Project, Refunding, Series C, 5.45%, 9/01/29 ......................................   $  11,000,000   $    10,835,660
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
      Senior Series A, 6.00%,
       6/01/34 ..................................................................................      13,675,000        12,866,808
       6/01/48 ..................................................................................      10,000,000         9,301,600
    Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project, Series A,
      ETM, 5.60%, 2/15/13 .......................................................................       1,095,000         1,130,598
                                                                                                                    ----------------
                                                                                                                        211,884,882
                                                                                                                    ----------------

    MINNESOTA 1.6%
    Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14 .........       9,000,000         9,556,020
    Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
      12/01/40 ..................................................................................       5,000,000         4,414,200
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Refunding,
      Sub Series C, FGIC Insured, 5.00%, 1/01/31 ................................................      21,185,000        19,575,364
    Minneapolis Health Care Facility Revenue,
       Augustana Chapel View Homes, Series D, 5.875%, 6/01/35 ...................................       5,075,000         4,471,887
       Fairview Health Services, Series A, Pre-Refunded, 5.625%, 5/15/32 ........................      18,380,000        20,261,193
       Jones-Harrison Residence Project, 5.70%, 10/01/35 ........................................       1,000,000           869,330
    Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
      11/15/30 ..................................................................................       8,200,000         7,534,406
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, 6.375%, 11/15/29 ....................................................         175,000           181,214
       Series A, Pre-Refunded, 6.375%, 11/15/29 .................................................       6,325,000         6,900,638
    Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
      2/01/18 ...................................................................................         320,000           320,010
    Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/35 ....................       5,000,000         4,539,300
    Roseville MFHR, Rosepointe I Project, Series C, Pre-Refunded, 8.00%, 12/01/29 ...............       3,095,000         3,474,540
    St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35 ..............      10,000,000         9,257,000
                                                                                                                    ----------------
                                                                                                                         91,355,102
                                                                                                                    ----------------

    MISSISSIPPI 0.9%
    Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ..............      33,295,000        33,393,886
    Warren County Revenue, Gulf Opportunity, International Paper, Series A, 5.50%, 9/01/31 ......      20,000,000        17,267,600
                                                                                                                    ----------------
                                                                                                                         50,661,486
                                                                                                                    ----------------

    MISSOURI 0.4%
    Branson Regional Airport Transportation Development District Airport Revenue,
       Series A, 6.00%, 7/01/37 .................................................................       1,200,000         1,035,360
       Series B, 6.00%, 7/01/25 .................................................................       6,000,000         5,325,480
       Series B, 6.00%, 7/01/37 .................................................................       5,000,000         4,235,150
    Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
      12/01/20 ..................................................................................       8,350,000         8,085,639
    West Plains IDA Hospital Revenue, Ozarks Medical Center,
       6.30%, 11/15/11 ..........................................................................         605,000           615,467
       6.75%, 11/15/24 ..........................................................................       1,870,000         1,860,500
       Refunding, 5.50%, 11/15/12 ...............................................................         500,000           492,860
                                                                                                                    ----------------
                                                                                                                         21,650,456
                                                                                                                    ----------------


                                                             Annual Report | 163

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MONTANA 0.2%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 .........   $  10,220,000   $     9,749,982
                                                                                                                    ----------------

    NEBRASKA 0.3%
    Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A,
      AMBAC Insured, 5.00%, 1/01/32 .............................................................      16,485,000        14,710,225
    Scotts Bluff County Hospital Authority No. 1 Hospital Revenue, Regional West Medical Center,
      6.375%, 12/15/08 ..........................................................................         325,000           325,962
                                                                                                                    ----------------
                                                                                                                         15,036,187
                                                                                                                    ----------------

    NEVADA 1.7%
    Clark County ID Special Assessment,
       Local ID No. 142, Mountains Edge, 6.375%, 8/01/23 ........................................       4,125,000         3,939,952
       Local ID No. 151, Summerlin, 5.00%, 8/01/20 ..............................................         765,000           658,864
       Local ID No. 151, Summerlin, 5.00%, 8/01/25 ..............................................       2,405,000         1,952,235
       Local Improvement, Special District No. 132, 6.875%, 2/01/21 .............................       3,725,000         3,763,889
       Special Local Improvement, No. 128, Summerlin, Series A, 5.00%, 2/01/26 ..................       1,320,000         1,072,500
       Special Local Improvement, No. 128, Summerlin, Series A, 5.05%, 2/01/31 ..................       1,035,000           810,167
    Clark County IDR, Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ............       5,125,000         4,489,756
    Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
      7/01/24 ...................................................................................       7,000,000         7,019,670
    Henderson Local ID Special Assessment,
       No. T-2, 9.50%, 8/01/11 ..................................................................         305,000           303,905
       No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 .............................       3,070,000         2,867,012
       No. T-12, Series A, 7.375%, 8/01/18 ......................................................      36,010,000        35,736,324
       No. T-16, 4.90%, 3/01/16 .................................................................       1,360,000         1,170,212
       No. T-16, 5.00%, 3/01/18 .................................................................         975,000           813,013
       No. T-16, 5.00%, 3/01/19 .................................................................         975,000           795,971
       No. T-16, 5.10%, 3/01/22 .................................................................       1,460,000         1,133,091
       No. T-16, 5.125%, 3/01/25 ................................................................       1,540,000         1,148,748
       No. T-17, 5.00%, 9/01/15 .................................................................         720,000           650,801
       No. T-17, 5.00%, 9/01/16 .................................................................         740,000           658,659
       No. T-17, 5.00%, 9/01/25 .................................................................       1,395,000         1,092,452
    Las Vegas Local Improvement Bonds Special Assessment,
       Special ID No. 404, Refunding, FSA Insured, 5.85%, 11/01/09 ..............................       2,395,000         2,407,047
       Special ID No. 607, 6.25%, 6/01/24 .......................................................       4,880,000         4,312,017
    Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ...................       2,600,000         2,631,798
    Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, Pre-Refunded,
      6.40%, 7/01/29 ............................................................................      15,415,000        16,399,094
                                                                                                                    ----------------
                                                                                                                         95,827,177
                                                                                                                    ----------------

    NEW HAMPSHIRE 0.3%
    New Hampshire Higher Education and Health Facilities Authority Revenue,
       Hillcrest Terrace, 7.50%, 7/01/24 ........................................................      15,550,000        15,065,306
       Littleton Hospital Assn., Series B, Pre-Refunded, 5.90%, 5/01/28 .........................       2,000,000         2,050,220
       New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ....................         810,000           811,936
                                                                                                                    ----------------
                                                                                                                         17,927,462
                                                                                                                    ----------------


164 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY 5.1%
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 .................................................................   $   2,180,000   $     2,115,734
       Series 1, 6.00%, 1/01/29 .................................................................       5,000,000         4,567,700
       Series 2, 6.125%, 1/01/19 ................................................................       2,125,000         2,082,882
       Series 2, 6.125%, 1/01/29 ................................................................       5,105,000         4,654,943
    New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
      Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .....................................       9,965,000        10,496,334
    New Jersey EDA Revenue,
       Cigarette Tax, 5.50%, 6/15/24 ............................................................      23,000,000        20,979,220
       Cigarette Tax, 5.50%, 6/15/31 ............................................................       6,500,000         5,851,170
       Cigarette Tax, 5.75%, 6/15/34 ............................................................      10,000,000         9,239,200
       first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 .................................       1,500,000         1,433,865
       first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ..................................       7,635,000         7,658,592
    New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
       6.625%, 9/15/12 ..........................................................................      25,525,000        25,052,022
       6.25%, 9/15/19 ...........................................................................      42,000,000        38,878,140
       6.40%, 9/15/23 ...........................................................................      79,890,000        74,041,253
    New Jersey Health Care Facilities Financing Authority Revenue,
       Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/33 .......      57,680,000        10,660,418
       Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/34 .......      52,330,000         9,024,832
       Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/35 .......      20,000,000         3,217,800
       South Jersey Hospital, 5.00%, 7/01/46 ....................................................       6,000,000         5,111,160
       South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 .....................................       7,500,000         8,205,150
       South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 ......................................      18,000,000        19,781,820
       Trinitas Hospital Obligation Group, Pre-Refunded, 7.50%, 7/01/30 .........................       5,000,000         5,549,800
    Tobacco Settlement Financing Corp. Revenue,
       Asset-Backed, Pre-Refunded, 6.00%, 6/01/37 ...............................................      10,000,000        11,030,200
       Asset-Backed, Pre-Refunded, 6.125%, 6/01/42 ..............................................       9,050,000        10,026,676
       Capital Appreciation Bonds, Series 1B, zero cpn., 6/01/41 ................................      40,000,000         3,714,000
                                                                                                                    ----------------
                                                                                                                        293,372,911
                                                                                                                    ----------------

    NEW MEXICO 2.4%
    Farmington PCR,
       Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
         12/01/16 ...............................................................................      24,045,000        24,233,753
       Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
         4/01/22 ................................................................................      66,125,000        66,524,395
       Public Service Co. of New Mexico, San Juan Project, Series A, 6.60%, 10/01/29 ............       6,000,000         6,187,620
       Tucson Electric Power Co., Series A, 6.95%, 10/01/20 .....................................      37,000,000        37,728,530
    New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
      Series A, Radian Insured,
       5.25%, 7/01/30 ...........................................................................       4,360,000         3,918,986
       5.00%, 7/01/35 ...........................................................................       3,470,000         2,950,680
                                                                                                                    ----------------
                                                                                                                        141,543,964
                                                                                                                    ----------------


                                                             Annual Report | 165

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK 6.3%
    Corinth IDA Environmental Improvement Revenue, International Paper Co. Project, Refunding,
      Series A, 5.75%, 2/01/22 ..................................................................   $   2,000,000   $     1,893,820
    Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 ..............      25,000,000        24,014,250
    MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured, zero cpn.,
       7/15/21 ..................................................................................         428,010           211,946
       1/15/22 ..................................................................................         649,658           309,984
    MTA Revenue, Transportation, Series F, 5.00%, 11/15/30 ......................................       7,000,000         6,532,120
    New York City GO,
       Fiscal 2003, Series I, 5.00%, 3/01/24 ....................................................       5,000,000         4,850,050
       Fiscal 2003, Series I, 5.00%, 3/01/25 ....................................................       9,000,000         8,651,250
       Refunding, Series G, 5.00%, 8/01/21 ......................................................      10,000,000         9,999,500
       Refunding, Series H, 6.25%, 8/01/15 ......................................................          20,000            20,257
       Refunding, Series H, 6.125%, 8/01/25 .....................................................          10,000            10,127
       Refunding, Series J, 6.00%, 8/01/21 ......................................................           5,000             5,063
       Series B, 7.00%, 2/01/18 .................................................................         115,000           115,397
       Series D, 7.625%, 2/01/14 ................................................................           5,000             5,020
       Series F, 7.50%, 2/01/21 .................................................................          85,000            85,327
       Series G, 7.50%, 2/01/22 .................................................................          10,000            10,039
    New York City IDA, Civic Facility Revenue,
       Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ................................       6,345,000         5,986,571
       Series C, 6.80%, 6/01/28 .................................................................       5,000,000         5,140,450
       Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 ......................       1,475,000         1,441,060
    New York City IDA Special Facility Revenue,
       American Airlines Inc., JFK International Airport Project, 7.50%, 8/01/16 ................      15,000,000        15,456,450
       American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25 ...............      20,000,000        20,731,600
       American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31 ................      15,000,000        15,768,900
       American Airlines Inc., JFK International Airport Project, Series A, 8.00%, 8/01/12 ......      74,000,000        77,125,020
       British Airways PLC Project, 7.625%, 12/01/32 ............................................      15,000,000        15,398,850
    New York City IDAR,
       Liberty, 7 World Trade Center, Series A, 6.25%, 3/01/15 ..................................      10,000,000        10,163,100
       Liberty, 7 World Trade Center, Series A, 6.50%, 3/01/35 ..................................      50,000,000        50,592,500
       Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/31 ............................       9,500,000         8,992,225
    New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series E,
      5.00%, 6/15/34 ............................................................................      10,000,000         9,617,500
    New York State HFA Service Contract Obligation Revenue, Series A, 6.00%, 3/15/26 ............         220,000           222,552
    Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 ........       1,000,000           986,650
    Onondaga County IDA Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
      Refunding,
       6.80%, 11/01/14 ..........................................................................       4,200,000         4,251,996
       7.00%, 11/01/30 ..........................................................................       7,000,000         7,010,780
    Port Authority of New York and New Jersey Revenue, Consolidated One Hundred Forty-Fourth,
      Refunding, 5.00%, 10/01/28 ................................................................      25,295,000        24,319,625
    Port Authority of New York and New Jersey Special Obligation Revenue,
      Continental Airlines Inc., Eastern Project, La Guardia,
       9.00%, 12/01/10 ..........................................................................       6,505,000         6,558,276
       9.125%, 12/01/15 .........................................................................      26,350,000        26,563,962


166 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Utica IDA Civic Facility Revenue, Utica College Civic Facility,
       6.75%, 12/01/21 ..........................................................................   $   1,250,000   $     1,286,262
       6.85%, 12/01/31 ..........................................................................       2,000,000         2,051,060
                                                                                                                    ----------------
                                                                                                                        366,379,539
                                                                                                                    ----------------
    NORTH CAROLINA 2.4%
    Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%,
       10/01/27 .................................................................................       4,500,000         4,115,610
    Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ...........................      15,310,000        14,594,717
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 5.75%, 1/01/26 ......................................................      37,500,000        37,583,625
       Refunding, Series A, Sub Series 1, MBIA Insured, ARS, 7.75%, 1/01/19 .....................      22,700,000        22,700,000
       Refunding, Series B, 5.75%, 1/01/24 ......................................................      35,750,000        35,940,547
       Series D, 6.70%, 1/01/19 .................................................................       2,000,000         2,079,800
       Series D, 6.75%, 1/01/26 .................................................................       5,000,000         5,150,850
    North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
       3/01/16 ..................................................................................         870,000           902,016
       9/01/17 ..................................................................................         610,000           612,428
     North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn at
      Maryfield, Series A,
       5.75%, 10/01/23 ..........................................................................       3,625,000         3,394,668
       6.00%, 10/01/23 ..........................................................................       2,500,000         2,402,175
    North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage,
      United Methodist, Refunding, Series C,
       5.25%, 10/01/24 ..........................................................................         920,000           824,090
       5.50%, 10/01/32 ..........................................................................       1,600,000         1,389,056
    North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35 ..................       8,250,000         7,496,610
                                                                                                                    ----------------
                                                                                                                        139,186,192
                                                                                                                    ----------------
    NORTH DAKOTA 0.1%
    Ward County Health Care Facilities Revenue, Trinity Obligated Group, 5.125%,
       7/01/25 ..................................................................................       2,250,000         2,009,273
       7/01/29 ..................................................................................       2,500,000         2,200,325
                                                                                                                    ----------------
                                                                                                                          4,209,598
                                                                                                                    ----------------
    OHIO 1.5%
    Buckeye Tobacco Settlement Financing Authority Revenue,
       Asset-Backed, Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3,
         zero cpn. to 12/01/12, 6.25% thereafter, 6/01/37 .......................................      15,000,000        10,455,600
       Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34 ........      11,250,000        10,285,088
       Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 6.00%, 6/01/42 ........       5,000,000         4,628,300
       Capital Appreciation, Asset Backed, First Sub Series B, 6/01/47 ..........................      55,000,000         2,979,350
    Cuyahoga County Hospital Revenue, Refunding, 5.50%, 1/01/29 .................................      11,500,000        11,372,580
    Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
      Refunding,
       Series C, 6.05%, 10/01/09 ................................................................      14,250,000        14,995,417
       Series E, 6.05%, 10/01/09 ................................................................       5,250,000         5,519,640
       Series F, 6.05%, 10/01/09 ................................................................       1,000,000         1,051,360


                                                             Annual Report | 167

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Franklin County Health Care Facilities Revenue,
        Ohio Presbyterian, Series A, Pre-Refunded, 7.125%, 7/01/29 ..............................   $   1,000,000   $     1,131,030
        Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 .............................       3,100,000         3,121,204
        Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 .............................         950,000           932,349
    Franklin County Hospital Revenue, The Children's Hospital Project, Series C, FGIC Insured,
       5.00%, 5/01/35 ...........................................................................      10,000,000         9,338,500
    Miami County Hospital Facilities Revenue, Refunding and Improvement, Upper Valley Medical
       Center, 5.25%, 5/15/26 ...................................................................       2,750,000         2,505,250
    Oregon City School District GO, AMBAC Insured, 5.00%, 12/01/27 ..............................       5,000,000         4,877,100
    Toledo Lucas County Port Authority Airport Revenue, Bax Global Project, Refunding, Series 1,
       6.25%, 11/01/13 ..........................................................................       3,500,000         3,551,345
                                                                                                                    ----------------
                                                                                                                         86,744,113
                                                                                                                    ----------------
    OKLAHOMA 0.2%
    Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project,
      Series B, 6.60%, 7/01/31 ..................................................................       5,000,000         5,118,450
    Tulsa Industrial Authority Revenue, Refunding, MBIA Insured, 5.00%, 10/01/31 ................       5,325,000         5,042,668
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
       6.00%, 8/15/14 ...........................................................................       3,585,000         3,603,929
                                                                                                                    ----------------
                                                                                                                         13,765,047
                                                                                                                    ----------------
    OREGON 0.3%
    Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
      Pre-Refunded, 6.00%, 5/01/26 ..............................................................       9,400,000        10,106,974
    Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
      Linfield College Project, Series A,
       6.75%, 10/01/25 ..........................................................................           5,000             5,189
       Pre-Refunded, 6.75%, 10/01/25 ............................................................       5,215,000         5,739,681
                                                                                                                    ----------------
                                                                                                                         15,851,844
                                                                                                                    ----------------
    PENNSYLVANIA 5.4%

    Allegheny County Hospital Development Authority Revenue,
       Health System, Series A, MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 .....................      10,000,000        11,075,200
       Health System, Series B, Pre-Refunded, 9.25%, 11/15/15 ...................................      22,105,000        25,539,012
       Health System, Series B, Pre-Refunded, 9.25%, 11/15/22 ...................................      24,000,000        28,103,760
       West Pennsylvania Allegheny Health System, Refunding, 5.00%, 11/15/28 ....................       8,360,000         6,943,398
       West Pennsylvania Allegheny Health System, Refunding, 5.375%, 11/15/40 ...................      70,000,000        57,754,200
    Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 6.10%,
       7/15/20 ..................................................................................       5,500,000         5,569,960
    Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ................       2,225,000         2,265,762
    Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
       6.10%, 7/01/13 ...........................................................................      20,500,000        20,581,795
       6.20%, 7/01/19 ...........................................................................       9,500,000         9,498,955
    Harrisburg Authority University Revenue, Harrisburg University of Science,
       Series A, 5.40%, 9/01/16 .................................................................       1,500,000         1,455,330
       Series B, 6.00%, 9/01/36 .................................................................       3,000,000         2,741,550


168 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
       6.375%, 7/01/30 ..........................................................................   $   1,000,000   $       939,450
       6.50%, 7/01/40 ...........................................................................       3,000,000         2,765,610
    Lancaster IDAR, Garden Spot Village Project, Series A, Pre-Refunded, 7.625%, 5/01/31 ........       1,650,000         1,827,920
    Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
       6.75%, 12/01/36 ..........................................................................       3,000,000         2,995,800
       Reliant Energy Seward, Series A, 6.75%, 12/01/36 .........................................      65,000,000        64,909,000
    Pennsylvania State Economic Development Financing Authority Exempt Facilities Revenue,
       Reliant Energy, Series A, 6.75%, 12/01/36 ................................................      26,550,000        26,512,830
    Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
       11/15/16 .................................................................................      13,000,000        13,065,910
    Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue,
     Temple University Health System, Refunding, Series B, 5.50%, 7/01/26 .......................      18,000,000        16,911,000
    Philadelphia IDA Health Care Facility Revenue, Paul's Run, Refunding, Series A, 5.85%,
     5/15/13 ....................................................................................       2,200,000         2,216,852
    Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
       Refunding, Series A, 5.75%, 12/01/21 .....................................................         815,000           837,323
       Series A, Pre-Refunded, 5.75%, 12/01/21 ..................................................       2,185,000         2,389,450
    Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
       6.05%, 4/01/14 ...........................................................................       5,025,000         5,036,658
                                                                                                                    ----------------
                                                                                                                        311,936,725
                                                                                                                    ----------------
    RHODE ISLAND 0.2%
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
      Lifespan Obligation Group,
       Pre-Refunded, 6.50%, 8/15/32 .............................................................       8,000,000         9,011,280
       Refunding, MBIA Insured, 5.75%, 5/15/23 ..................................................         405,000           411,334
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series B, zero cpn., 6/01/52 ......      90,000,000         3,061,800
                                                                                                                    ----------------
                                                                                                                         12,484,414
                                                                                                                    ----------------
    SOUTH CAROLINA 1.0%
    Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
      Opportunities Tax Hike, 5.25%, 12/01/29 ...................................................      16,500,000        15,071,595
    Greenville County School District Installment Purchase Revenue, Building Equity
      Sooner Tomorrow,
       5.00%, 12/01/28 ..........................................................................      10,000,000         9,395,500
       Refunding, 5.00%, 12/01/28 ...............................................................       7,500,000         6,969,975
    Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
      Project, 5.00%, 12/01/26 ..................................................................      15,015,000        13,034,672
    Scago Educational Facilities Corp. for Calhoun School District Revenue, School Project,
      Radian Insured, 5.00%, 12/01/26 ...........................................................       7,540,000         6,630,601
    Scago Educational Facilities Corp. for Williamsburg School District Revenue, Williamsburg
      County Project, Refunding, Radian Insured, 5.00%, 12/01/31 ................................       2,000,000         1,722,280
    Tobacco Settlement Revenue Management Authority Tobacco Settlement Revenue, Series B,
       6.375%, 5/15/30 ..........................................................................       3,750,000         3,634,987
                                                                                                                    ----------------
                                                                                                                         56,459,610
                                                                                                                    ----------------


                                                             Annual Report | 169

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE 1.3%
    Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/20 ......................   $   5,990,000   $     5,263,952
    Hallsdale-Powell Utility District Knox County Water and Sewer Revenue, Refunding and
      Improvement, Series A, FGIC Insured, 5.00%, 4/01/34 .......................................       5,000,000         4,653,300
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
      Mountain States Health, Refunding, Series A, MBIA Insured, zero cpn.,
       7/01/27 ..................................................................................      19,365,000         6,284,330
       7/01/28 ..................................................................................      19,400,000         5,916,224
       7/01/29 ..................................................................................      19,365,000         5,558,723
       7/01/30 ..................................................................................      19,370,000         5,232,612
    Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
      Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
       1/01/25 ..................................................................................       5,000,000         1,887,550
      Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
       1/01/26 ..................................................................................       2,610,000           925,036
      Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/37 ...........      12,760,000         1,933,650
      Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/39 ...........      13,755,000         1,825,013
    Knox County Health Educational and Housing Facilities Board Revenue, Refunding,
      University Health System Inc., 5.25%, 4/01/36 .............................................      10,475,000         9,336,368
    Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.25%, 9/01/26 ....................      26,000,000        24,011,780
                                                                                                                    ----------------
                                                                                                                         72,828,538
                                                                                                                    ----------------
    TEXAS 4.1%
    Angelina and Neches River Authority Waste Disposal Revenue, Temple-Inland Forest Products,
      6.95%, 5/01/23 ............................................................................       1,750,000         1,794,292
    Austin Convention Enterprises Inc. Convention Center Revenue, first tier,
       Refunding, Series B, 5.75%, 1/01/34 ......................................................       7,000,000         5,960,710
       Series A, Pre-Refunded, 6.70%, 1/01/32 ...................................................      10,000,000        10,871,800
    Bexar County Health Facilities Development Corp. Revenue, Army Retirement Residence,
      Refunding, 5.00%,
       7/01/27 ..................................................................................       1,000,000           874,000
       7/01/33 ..................................................................................       1,520,000         1,279,855
    Brazos River Authority PCR,
       Texas Utility Co., Refunding, Series A, 7.70%, 4/01/33 ...................................       7,365,000         7,403,151
       TXU Electric Co. Project, Mandatory Put 11/01/11, Refunding, Series C, 5.75%,
         5/01/36 ................................................................................      38,355,000        36,367,444
       TXU Energy Co. LLC Project, Refunding, Series B, 6.30%, 7/01/32 ..........................       9,000,000         7,727,850
       TXU Energy Co. LLC Project, Refunding, Series C, 6.75%, 10/01/38 .........................       1,325,000         1,190,420
    Brazos River Harbor Navigation District Brazoria County Environmental Revenue,
      Dow Chemical Co. Project, Refunding, Series B-2, 4.95%, 5/15/33 ...........................       2,500,000         2,160,950
    Brownsville Utility System Revenue, Refunding and Improvement, Series A, AMBAC Insured,
      5.00%, 9/01/31 ............................................................................      12,500,000        11,999,500
    Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 .................................       1,945,000         1,971,666
    Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ..................       4,705,000         4,973,844
    El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir Senior
      Health, Pre-Refunded,
       7.00%, 8/15/12 ...........................................................................         655,000           715,653
       7.50%, 8/15/18 ...........................................................................       2,300,000         2,651,486
       7.75%, 8/15/31 ...........................................................................       3,000,000         3,482,670


170 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
      Pre-Refunded, 6.25%, 8/15/29 ..............................................................   $  10,975,000   $    11,752,140
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
      Improvement, 5.25%, 11/01/37 ..............................................................       1,000,000           820,270
    Lufkin Health Facilities Development Corp. Health System Revenue, Memorial Health System
      of East Texas, 5.50%,
       2/15/32 ..................................................................................       1,000,000           909,750
       2/15/37 ..................................................................................       2,500,000         2,247,350
    Matagorda County Navigation District No. 1 Revenue, Centerpoint Energy Project, Refunding,
      5.60%, 3/01/27 ............................................................................      11,000,000        10,798,260
    Millsap ISD, GO, School Building, 5.00%, 2/15/37 ............................................      10,905,000        10,423,217
    Richardson ISD, GO, School Building, MBIA Insured, 5.00%, 2/15/32 ...........................      10,320,000         9,970,358
    Sabine River Authority PCR,
       TXU Electric, Refunding, Series C, 5.20%, 5/01/28 ........................................      29,945,000        22,739,334
       TXU Energy Co. LLC Project, Refunding, Series A, 5.80%, 7/01/22 ..........................       1,000,000           861,620
       TXU Energy Co. LLC Project, Refunding, Series B, 6.15%, 8/01/22 ..........................      13,115,000        11,697,531
    San Antonio Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue, 5.50%,
      8/01/26 ...................................................................................      20,000,000        19,216,200
    Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
      8/15/32 ...................................................................................      51,000,000        11,905,440
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
      Refunding and Improvement, Series A, 5.375%, 11/01/37 .....................................       8,000,000         6,868,880
    Tyler Health Facilities Development Corp. Revenue, Mother Frances Hospital, Series B,
      5.00%, 7/01/37 ............................................................................       3,400,000         2,855,456
    Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue, Hillcrest Health
      System Project, Series A, MBIA Insured, 5.00%, 8/01/31 ....................................      15,000,000        13,809,750
                                                                                                                    ----------------
                                                                                                                        238,300,847
                                                                                                                    ----------------
    VERMONT 0.3%
    Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
      Series A, AMBAC Insured, 6.00%, 12/01/23 ..................................................      15,000,000        15,808,500
                                                                                                                    ----------------
    VIRGINIA 1.1%
    James City County EDA Residential Care Facility Revenue, first mortgage, Williamsburg
      Landing, Series A,
       5.35%, 9/01/26 ...........................................................................         750,000           673,575
       5.50%, 9/01/34 ...........................................................................         750,000           655,808
    Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal Associates, Refunding,
      6.00%, 4/01/33 ............................................................................       9,000,000         9,067,680
    Tobacco Settlement Financing Corp. Revenue,
       Asset-Backed, Pre-Refunded, 5.50%, 6/01/26 ...............................................       2,500,000         2,730,350
       Asset-Backed, Pre-Refunded, 5.625%, 6/01/37 ..............................................       3,000,000         3,323,460
       Capital Appreciation Bonds, Second Sub Series D, zero cpn., 6/01/47 ......................      50,000,000         3,023,000
       Senior Series B 1, 5.00%, 6/01/47 ........................................................       6,250,000         4,946,125
    Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
      Westminster Canterbury Project,
       Refunding, 5.00%, 11/01/22 ...............................................................       1,000,000           894,340
       Refunding, 5.25%, 11/01/26 ...............................................................       2,000,000         1,769,280


                                                             Annual Report | 171

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
      Westminster Canterbury Project, (continued)
       Refunding, 5.375%, 11/01/32 ..............................................................   $   1,000,000   $       866,980
       Series A, Pre-Refunded, 7.125%, 11/01/23 .................................................       5,000,000         5,466,750
       Series A, Pre-Refunded, 7.25%, 11/01/32 ..................................................       9,000,000         9,858,330
    Virginia State HDA Commonwealth Mortgage Revenue, 4.80%, 7/01/29 ............................      20,500,000        18,136,555
                                                                                                                    ----------------
                                                                                                                         61,412,233
                                                                                                                    ----------------
    WASHINGTON 1.1%
    Douglas County PUD No. 1 Wells Hydroelectric Revenue, Refunding, Series B, FGIC
      Insured, 5.00%, 9/01/35 ...................................................................       7,685,000         7,205,533
    Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital,
      5.75%,12/01/32 ............................................................................       2,000,000         1,855,740
    Snohomish County Public Hospital District No. 3 GO, AMBAC Insured, 5.00%, 12/01/31 ..........      10,000,000         9,270,400
    Spokane GO, Refunding, Series A, FGIC Insured, 5.00%, 12/01/30 ..............................       5,720,000         5,487,024
    Washington State Health Care Facilities Authority Revenue,
       Kadlec Medical Center, Series A, Assured Guaranty Insured, 5.00%, 12/01/30 ...............       4,000,000         3,732,400
       Providence Health Care Services, Refunding, Series A, FGIC Insured, 5.00%,
         10/01/36 ...............................................................................       9,695,000         8,805,968
       Providence Health Care Services, Series A, FGIC Insured, Pre-Refunded,
         5.00%,10/01/36 .........................................................................         305,000           327,857
       Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 ............................      30,000,000        27,783,900
                                                                                                                    ----------------
                                                                                                                         64,468,822
                                                                                                                    ----------------
    WEST VIRGINIA 0.5%
    Harrison County County Commission Solid Waste Disposal Revenue, Allegheny Energy
      Supply Co. LLC, Refunding, Series D, 5.50%, 10/15/37 ......................................       9,000,000         8,498,250
    Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 ..........................      14,000,000        13,112,540
    West Virginia University Revenues, Improvement, West Virginia University Projects,
      Series C, FGIC Insured, 5.00%, 10/01/34 ...................................................      10,000,000         8,793,300
                                                                                                                    ----------------
                                                                                                                         30,404,090
                                                                                                                    ----------------
    WISCONSIN 0.9%
    Central Brown County Water Authority Water System Revenue, Refunding, AMBAC Insured,
      5.00%, 12/01/30 ...........................................................................      11,205,000        10,635,226
    Green Bay Water System Revenue, Refunding, FSA Insured, 5.00%, 11/01/29 .....................       1,250,000         1,227,212
    Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series
      A, 6.70%, 5/01/24 .........................................................................       4,100,000         4,130,463
    Wisconsin Housing and EDA Home Ownership Revenue, Series E, 4.90%, 9/01/37 ..................      22,210,000        19,239,635
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Fort Healthcare Inc. Project, 5.75%, 5/01/24 .............................................       5,000,000         5,007,250
       New Castle Place Project, Series A, 7.00%, 12/01/31 ......................................       2,500,000         2,513,600
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ...........................................       9,530,000         8,916,744
                                                                                                                    ----------------
                                                                                                                         51,670,130
                                                                                                                    ----------------
    U.S. TERRITORIES 2.6%
    GUAM 0.8%
    Guam Government GO, Refunding, Series A,
       5.125%, 11/15/27 .........................................................................       7,270,000         5,997,241
       5.25%, 11/15/37 ..........................................................................      37,000,000        30,758,470


172 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    GUAM (CONTINUED)
    Guam Government Waterworks Authority Water and Wastewater System Revenue, Water,
       6.00%, 7/01/25 ...........................................................................   $   4,000,000   $     4,076,640
       5.875%, 7/01/35 ..........................................................................       8,000,000         7,558,560
                                                                                                                    ----------------
                                                                                                                         48,390,911
                                                                                                                    ----------------
    NORTHERN MARIANA ISLANDS 0.5%
    Northern Mariana Islands Commonwealth GO, Refunding, Series B, 5.00%, 10/01/33 ..............      25,000,000        19,848,750
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
      6.60%,3/15/28 .............................................................................       7,835,000         7,952,368
                                                                                                                    ----------------
                                                                                                                         27,801,118
                                                                                                                    ----------------
    PUERTO RICO 0.6%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
      Refunding,
       5.50%, 5/15/39 ...........................................................................      11,500,000        10,722,715
       5.625%, 5/15/43 ..........................................................................       3,500,000         3,266,690
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/34 ...................       7,195,000         6,482,119
    Puerto Rico Electric Power Authority Power Revenue, Series NN, Pre-Refunded, 5.125%,
      7/01/29 ...................................................................................       6,500,000         7,018,375
    University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%,
      6/01/30 ...................................................................................       7,645,000         6,860,700
                                                                                                                    ----------------
                                                                                                                         34,350,599
                                                                                                                    ----------------
    VIRGIN ISLANDS 0.7%
    Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
       5.75%, 10/01/13 ..........................................................................      15,000,000        15,283,800
       5.875%, 10/01/18 .........................................................................       7,000,000         7,107,450
       6.00%, 10/01/22 ..........................................................................      14,500,000        14,698,070
                                                                                                                    ----------------
                                                                                                                         37,089,320
                                                                                                                    ----------------
    TOTAL U.S. TERRITORIES ......................................................................                       147,631,948
                                                                                                                    ----------------
    TOTAL LONG TERM INVESTMENTS (COST $5,703,417,594) ...........................................                     5,572,695,661
                                                                                                                    ----------------
    SHORT TERM INVESTMENTS 1.8%
    MUNICIPAL BONDS 1.8%
    CALIFORNIA 0.1%
  d California Infrastructure and Economic Development Bank Revenue, San Francisco Ballet
      Assn., FGIC Insured, Daily VRDN and Put, 7.05%, 7/01/36 ...................................       6,500,000         6,500,000
                                                                                                                    ----------------
    FLORIDA 0.8%
  d Orange County School Board COP, Series B, FGIC Insured, Daily VRDN and Put, 8.85%,
      8/01/32 ...................................................................................      15,800,000        15,800,000
  d Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
      Refunding, AMBAC Insured, Daily VRDN and Put, 6.40%, 12/01/15 .............................      27,700,000        27,700,000
                                                                                                                    ----------------
                                                                                                                         43,500,000
                                                                                                                    ----------------


                                                             Annual Report | 173

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA 0.4%
  d Burke County Development Authority PCR, Oglethorpe Power Corp., Refunding, Series A,
      FGIC Insured, Weekly VRDN and Put, 7.00%, 1/01/16 .........................................   $  23,705,000   $    23,705,000
                                                                                                                    ----------------
    MARYLAND 0.0% e
  d Maryland State EDC Revenue, U.S. Pharmacopeial Project, Refunding, Series B,
    AMBAC Insured, Daily VRDN and Put, 10.00%, 7/01/34 ..........................................       2,000,000         2,000,000
                                                                                                                    ----------------
    MASSACHUSETTS 0.5%
  d Massachusetts State Health and Educational Facilities Authority Revenue, Children's
      Hospital, Refunding, Series L-2, AMBAC Insured, Daily VRDN and Put, 8.00%, 10/01/42 .......      25,400,000        25,400,000
                                                                                                                    ----------------
    TENNESSEE 0.0% e
  d Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool,
      Daily VRDN and Put, 3.65%, 7/01/34 ........................................................         200,000           200,000
                                                                                                                    ----------------

    TOTAL SHORT TERM INVESTMENTS (COST $101,305,000) ............................................                       101,305,000
                                                                                                                    ----------------
    TOTAL INVESTMENTS (COST $5,804,722,594) 98.4% ...............................................                     5,674,000,661
    OTHER ASSETS, LESS LIABILITIES 1.6% .........................................................                        91,624,565
                                                                                                                    ----------------
    NET ASSETS 100.0% ...........................................................................                   $ 5,765,625,226
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a Security has been deemed illiquid because it may not be able to be sold within seven days. At February 29, 2008, the aggregate value of these securities was $11,715,319, representing 0.20% of net assets.

b See Note 6 regarding defaulted securities.

c The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

d Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

e Rounds to less than 0.1% of net assets.


174 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        -------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                        2008 d         2007         2006         2005         2004 d
                                                        -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................   $     12.22    $     12.15    $   12.18    $   12.23    $   12.03
                                                        -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................          0.50           0.51         0.52         0.54         0.54
   Net realized and unrealized gains (losses) .......         (0.77)          0.08        (0.02)       (0.05)        0.19
                                                        -------------------------------------------------------------------
Total from investment operations ....................         (0.27)          0.59         0.50         0.49         0.73
                                                        -------------------------------------------------------------------
Less distributions from net investment income .......         (0.50)         (0.52)       (0.53)       (0.54)       (0.53)
                                                        -------------------------------------------------------------------
Redemption fees .....................................            -- e           -- e         -- e         -- e         --
                                                        -------------------------------------------------------------------
Net asset value, end of year ........................   $     11.45    $     12.22    $   12.15    $   12.18    $   12.23
                                                        ===================================================================

Total return c ......................................         (2.29)%         4.96%        4.17%        4.13%        6.27%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................          0.64%          0.64%        0.65%        0.65%        0.65%
Net investment income ...............................          4.17%          4.23%        4.28%        4.47%        4.31%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 1,081,204    $ 1,006,797    $ 892,122    $ 792,518    $ 786,938
Portfolio turnover rate .............................         10.99%          3.65%        8.11%       11.50%        8.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 175

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        ----------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
CLASS B                                                     2008 d      2007        2006        2005        2004 d
                                                        ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  12.28    $  12.22    $  12.24    $  12.29    $  12.09
                                                        ----------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................       0.44        0.45        0.46        0.47        0.48
   Net realized and unrealized gains (losses) .......      (0.76)       0.06       (0.02)      (0.05)       0.19
                                                        ----------------------------------------------------------
Total from investment operations ....................      (0.32)       0.51        0.44        0.42        0.67
                                                        ----------------------------------------------------------
Less distributions from net investment income .......      (0.44)      (0.45)      (0.46)      (0.47)      (0.47)
                                                        ----------------------------------------------------------
Redemption fees .....................................         -- e        -- e        -- e        -- e        --
                                                        ----------------------------------------------------------
Net asset value, end of year ........................   $  11.52    $  12.28    $  12.22    $  12.24    $  12.29
                                                        ==========================================================

Total return c ......................................      (2.73)%      4.28%       3.66%       3.55%       5.67%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................       1.19%       1.19%       1.20%       1.20%       1.20%
Net investment income ...............................       3.62%       3.68%       3.73%       3.92%       4.86%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 60,396    $ 72,203    $ 78,327    $ 83,208    $ 80,303
Portfolio turnover rate .............................      10.99%       3.65%       8.11%      11.50%       8.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


176 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS C                                                      2008 d       2007         2006         2005         2004 d
                                                        ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   12.31    $   12.24    $   12.27    $   12.32    $   12.11
                                                        ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........................        0.44         0.45         0.46         0.48         0.48
   Net realized and unrealized gains (losses) .......       (0.76)        0.07        (0.03)       (0.06)        0.20
                                                        ---------------------------------------------------------------
Total from investment operations ....................       (0.32)        0.52         0.43         0.42         0.68
                                                        ---------------------------------------------------------------
Less distributions from net investment income .......       (0.44)       (0.45)       (0.46)       (0.47)       (0.47)
                                                        ---------------------------------------------------------------
Redemption fees .....................................          -- e         -- e         -- e         -- e         --
                                                        ---------------------------------------------------------------
Net asset value, end of year ........................   $   11.55    $   12.31    $   12.24    $   12.27    $   12.32
                                                        ===============================================================

Total return c ......................................       (2.73)%       4.35%        3.57%        3.53%        5.72%

RATIOS TO AVERAGE NET ASSETS
Expenses ............................................        1.19%        1.19%        1.20%        1.20%        1.22%
Net investment income ...............................        3.62%        3.68%        3.73%        3.92%        4.88%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $ 166,918    $ 158,706    $ 139,401    $ 117,356    $ 111,847
Portfolio turnover rate .............................       10.99%        3.65%        8.11%       11.50%        8.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 177

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.0%
  MUNICIPAL BONDS 98.0%
  DELAWARE 1.0%
  Delaware River and Bay Authority Revenue,
       MBIA Insured, 5.00%, 1/01/27 .............................................................   $  10,000,000   $     9,714,200
       Series A, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/29 ....................................       4,000,000         4,247,520
                                                                                                                    ----------------
                                                                                                                         13,961,720
                                                                                                                    ----------------
  NEW JERSEY 69.3%
  Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
     MBIA Insured, ETM, 7.40%, 7/01/16 ..........................................................       9,500,000        11,225,675
  Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board
     of Education Project, 5.00%, 4/01/32 .......................................................       3,400,000         3,343,764
  Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%, 12/15/31 ...........       3,000,000         2,882,820
  Berhards Township School District GO, MBIA Insured, 5.00%, 7/15/30 ............................      10,038,000         9,760,851
  Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 ..........................       1,975,000         1,976,758
  Branchburg Township Board of Education GO, FGIC Insured, Pre-Refunded, 5.00%,
       7/15/27 ..................................................................................       1,300,000         1,377,363
       7/15/28 ..................................................................................       1,365,000         1,446,231
       7/15/29 ..................................................................................       1,440,000         1,525,694
  Camden County Improvement Authority Health System Revenue, Catholic Health East,
     Series B, AMBAC Insured, Pre-Refunded, 5.00%, 11/15/28 .....................................      11,600,000        11,889,652
  Cape May County Industrial Pollution Control Financing Authority Revenue, Atlantic City
     Electric Co., Refunding, Series A, MBIA Insured, 6.80%, 3/01/21 ............................       5,400,000         6,208,542
  Carteret Board of Education COP, MBIA Insured, Pre-Refunded, 5.75%, 1/15/30 ...................       1,155,000         1,227,730
  East Orange GO, Water Utility, AMBAC Insured, Pre-Refunded, 5.70%,
       6/15/23 ..................................................................................       1,200,000         1,222,920
       6/15/24 ..................................................................................       1,385,000         1,411,454
       6/15/25 ..................................................................................       1,465,000         1,492,982
  Egg Harbor Township School District GO,
       FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 ..............................................       4,870,000         5,222,978
       MBIA Insured, Pre-Refunded, 5.00%, 4/01/29 ...............................................       3,195,000         3,430,727
       MBIA Insured, Pre-Refunded, 5.00%, 4/01/30 ...............................................       3,027,000         3,250,332
  Freehold Township Board of Education GO, MBIA Insured, Pre-Refunded, 5.00%, 2/15/30 ...........       1,500,000         1,582,620
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
     Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding,
       Series A, 6.85%, 12/01/29 ................................................................       1,375,000         1,442,210
       Series B, 7.00%, 12/01/29 ................................................................       1,250,000         1,314,225
  Hammonton School District GO, FGIC Insured, Pre-Refunded, 5.00%,
       8/01/26 ..................................................................................       1,155,000         1,235,007
       8/01/27 ..................................................................................       1,215,000         1,299,163
  Higher Education Student Assistance Authority Student Loan Revenue, Series A,
     MBIA Insured, 6.15%, 6/01/19 ...............................................................       1,150,000         1,159,580
  Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ...........................       4,315,000         4,323,846
  Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%,
     5/01/27 ....................................................................................       3,600,000         3,909,492
  Hudson County Improvement Authority Lease Revenue, County Secured, County Services
     Building Project, FSA Insured, 5.00%, 4/01/32 ..............................................       3,895,000         3,830,577
  Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
     Series A, 6.125%, 1/01/29 ..................................................................       6,510,000         5,936,078


178 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW JERSEY (CONTINUED)
  Jackson Township School District GO, FGIC Insured, Pre-Refunded, 5.00%, 4/15/25 ...............   $   3,000,000   $     3,198,030
  Jersey City GO, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/20 ..........................       1,000,000         1,064,140
  Lafayette Yard Community Development Corp. Revenue, Hotel/Conference Center Project,
     Trenton Guaranteed, MBIA Insured, Pre-Refunded,
       6.00%, 4/01/29 ...........................................................................       1,750,000         1,879,185
       5.80%, 4/01/35 ...........................................................................       2,520,000         2,695,946
  Middlesex County COP, MBIA Insured,
       5.00%, 8/01/31 ...........................................................................       3,250,000         3,136,835
       zero cpn., 6/15/24 .......................................................................       1,000,000           406,320
  Middlesex County Improvement Authority Revenue, Administration Building Residential Project,
     FNMA Insured,
       5.25%, 7/01/21 ...........................................................................         750,000           767,595
       5.35%, 7/01/34 ...........................................................................       1,575,000         1,587,254
  Monroe Township Municipal Utilities Authority Middlesex County Revenue, FGIC Insured,
     Pre-Refunded, 5.00%, 2/01/26 ...............................................................       1,000,000         1,054,370
  Morristown Parking Authority Parking Revenue, MBIA Insured, 5.00%,
       8/01/30 ..................................................................................       1,815,000         1,748,607
       8/01/33 ..................................................................................       2,630,000         2,527,509
  Mount Olive Township Board of Education GO, MBIA Insured, Pre-Refunded, 5.00%,
     7/15/29 ....................................................................................       7,875,000         8,482,556
  New Jersey EDA Lease Revenue, International Center for Public Health Project, University
     of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...................................       5,000,000         5,266,600
  New Jersey EDA Revenue,
       Cigarette Tax, 5.50%, 6/15/24 ............................................................       5,000,000         4,560,700
       Cigarette Tax, 5.75%, 6/15/34 ............................................................       5,000,000         4,619,600
       Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%,
         1/01/16 ................................................................................       2,500,000         2,555,200
       Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 .....................       5,110,000         5,210,207
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/27 ..................       5,000,000         4,744,450
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ..................      12,500,000        11,782,500
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..................      10,000,000         9,303,700
       Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ........................      21,740,000        20,861,487
       School Facilities Construction, Refunding, Series K, FGIC Insured, 5.25%, 12/15/21 .......      10,000,000        10,266,100
       School Facilities Construction, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
         6/15/21 ................................................................................      14,000,000        14,813,400
       School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ...................      16,500,000        15,210,195
       School Facilities Construction, Series L, FSA Insured, 5.00%, 3/01/30 ....................      10,500,000        10,280,550
       School Facilities Construction, Series O, 5.125%, 3/01/28 ................................       5,000,000         4,892,900
       School Facilities Construction, Series P, 5.00%, 9/01/30 .................................       5,250,000         5,098,117
       School Facilities Construction, Series P, MBIA Insured, 5.00%, 9/01/30 ...................       5,480,000         5,279,377
       Series U, 5.00%, 9/01/37 .................................................................       5,000,000         4,685,600
       Series U, AMBAC Insured, 5.00%, 9/01/37 ..................................................       5,000,000         4,706,550
       Series U, FSA Insured, 5.00%, 9/01/32 ....................................................       2,000,000         1,950,360
       Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.25%,
         5/01/17 ................................................................................       5,000,000         5,156,050
       Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.00%,
         5/01/18 ................................................................................       2,000,000         2,056,760


                                                             Annual Report | 179

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW JERSEY (CONTINUED)
  New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding,
     AMBAC Insured, 5.75%, 3/15/20 ..............................................................   $   4,605,000   $     4,611,861
  New Jersey EDA Water Facilities Revenue, Hackensack Water Co. Project, Refunding,
     Series A, MBIA Insured, 5.80%, 3/01/24 .....................................................       1,000,000         1,031,640
  New Jersey Health Care Facilities Financing Authority Revenue,
       Atlantic City Medical Center, Pre-Refunded, 5.75%, 7/01/25 ...............................       2,170,000         2,358,703
       Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 ..................................       2,830,000         2,880,572
       Atlanticare Regional Medical Center, 5.00%, 7/01/25 ......................................       4,605,000         4,348,640
       Atlanticare Regional Medical Center, Refunding, 5.00%, 7/01/37 ...........................      19,490,000        17,202,459
       Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ........................................       5,725,000         5,639,755
       Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 .......................       5,000,000         5,110,100
       Englewood Hospital, MBIA Insured, 5.00%, 8/01/31 .........................................       9,275,000         8,867,920
       Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 .....................................       2,430,000         2,564,160
       Hackensack University Medical Center, 6.00%, 1/01/34 .....................................      10,000,000        10,122,900
       Holy Name Hospital, 5.00%, 7/01/36 .......................................................       5,000,000         4,215,150
       Hunterdon Medical Center, Series A, 5.125%, 7/01/35 ......................................       2,000,000         1,779,940
       Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ................................       7,000,000         6,554,520
       JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 .....................       7,855,000         7,755,870
       Medical Center at Princeton Obligation Group, AMBAC Insured, Pre-Refunded, 5.00%,
         7/01/28 ................................................................................       6,785,000         6,909,369
       Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ...................       6,500,000         6,616,480
       Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ....................      20,000,000        20,185,400
       Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ..................................       5,000,000         5,113,850
       Somerset Medical Center, 5.75%, 7/01/28 ..................................................      11,000,000         9,803,090
       South Jersey Hospital, 5.00%, 7/01/36 ....................................................      10,000,000         8,730,500
       South Jersey Hospital, 5.00%, 7/01/46 ....................................................      27,200,000        23,170,592
       South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 .....................................      10,000,000        10,940,200
       South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 ......................................      18,600,000        20,441,214
       Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ..............................       2,000,000         2,023,680
       St Barnabas Health Care System, Series A, 5.00%, 7/01/29 .................................      12,000,000        10,397,400
       St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
         7/01/16 ................................................................................       1,000,000         1,009,470
       St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
         7/01/26 ................................................................................       1,000,000         1,010,280
       St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/26 ....................................       3,355,000         3,066,604
       St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/27 ....................................       3,345,000         3,030,503
       St. Peter's University Hospital, Refunding, Series A, 6.875%, 7/01/30 ....................       1,500,000         1,520,445
  New Jersey State Educational Facilities Authority Revenue,
       Capital Improvement Funding Project, Series A, FSA Insured, Pre-Refunded, 5.00%,
         9/01/20 ................................................................................       8,000,000         8,394,640
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/30 ...............................................       6,615,000         7,001,316
       Kean University, Series B, MBIA Insured, Pre-Refunded, 5.00%, 7/01/30 ....................       5,240,000         5,622,887
       Kean University, Series D, FGIC Insured, 5.00%, 7/01/39 ..................................      15,395,000        14,402,330
       Kean University, Series D, FGIC Insured, Pre-Refunded, 5.00%, 7/01/33 ....................      10,000,000        10,712,100
       Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/31 ...........      16,000,000        15,135,360
       Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36 ...........      20,000,000        18,734,600
       Montclair State University, Series F, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31 .........       5,000,000         5,294,250


180 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW JERSEY (CONTINUED)
  New Jersey State Educational Facilities Authority Revenue, (continued)
       Princeton University, Refunding, Series A, 5.00%, 7/01/30 ................................   $   5,000,000   $     4,900,800
       Princeton University, Series D, Pre-Refunded, 5.00%, 7/01/29 .............................       1,000,000         1,076,720
       Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
         7/01/25 ................................................................................       1,000,000         1,058,850
       Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
         7/01/31 ................................................................................       1,500,000         1,588,275
       Ramapo College of New Jersey, Series D, MBIA Insured, Pre-Refunded, 5.00%,
         7/01/36 ................................................................................       6,745,000         7,237,857
       Ramapo College of New Jersey, Series E, FGIC Insured, Pre-Refunded, 5.00%, 7/01/34 .......       2,000,000         2,153,440
       Refunding, Series D, 5.00%, 7/01/27 ......................................................       1,325,000         1,223,982
       Refunding, Series D, 5.00%, 7/01/33 ......................................................       1,000,000           900,910
       Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%, 7/01/28 .............       3,370,000         3,265,260
       Rowan University, Refunding, Series C, FGIC Insured, 5.00%, 7/01/31 ......................       1,505,000         1,439,036
       Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24 .....................       1,755,000         1,722,252
       Rowan University, Series C, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31 ...................         495,000           528,596
       Rowan University, Series K, FGIC Insured, Pre-Refunded, 5.00%, 7/01/27 ...................       1,000,000         1,065,420
       Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ...................       1,870,000         1,841,202
       Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ................................       1,100,000         1,107,106
       Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ................................       1,575,000         1,505,196
       Stevens Institute of Technology, Refunding, Series A, 5.00%, 7/01/34 .....................       4,750,000         4,234,055
       University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ...............       2,700,000         2,691,009
a New Jersey State Highway Authority Garden State Parkway General Revenue, ETM, 6.20%,
     1/01/10 ....................................................................................       3,665,000         3,817,904
  New Jersey State Housing and Mortgage Finance Agency MFHR,
       Series A1, FSA Insured, 6.35%, 11/01/31 ..................................................       2,000,000         2,026,580
       Series B, FSA Insured, 6.25%, 11/01/26 ...................................................         970,000           983,444
       Series D, FSA Insured, 5.50%, 5/01/22 ....................................................         805,000           800,323
       Series E1, FSA Insured, 5.70%, 5/01/20 ...................................................       2,595,000         2,628,164
       Series E1, FSA Insured, 5.75%, 5/01/25 ...................................................       1,165,000         1,176,475
  New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer,
       Series CC, MBIA Insured, 5.875%, 10/01/31 ................................................       1,025,000         1,047,150
       Series U, MBIA Insured, 5.85%, 4/01/29 ...................................................       3,165,000         3,172,628
  New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
     Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 .....................................       2,000,000         2,104,300
  New Jersey State Transportation Trust Fund Authority Revenue,
       Capital Appreciation, Transportation System, Series C, FSA Insured, zero cpn.,
         12/15/33 ...............................................................................      10,000,000         2,325,100
       Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/34 ..........................      10,000,000         9,203,300
       Transportation System, Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 .............      10,000,000        10,646,200
       Transportation System, Series D, FSA Insured, 5.00%, 6/15/20 .............................       7,000,000         7,184,100
  New Jersey State Turnpike Authority Turnpike Revenue,
       Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
         5.15% thereafter, 1/01/35 ..............................................................       7,500,000         4,769,550
       Series A, AMBAC Insured, 5.00%, 1/01/30 ..................................................      13,500,000        13,131,990
       Series A, FGIC Insured, 5.00%, 1/01/27 ...................................................       6,500,000         6,329,440
       Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 .....................................       7,500,000         7,872,975


                                                             Annual Report | 181

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW JERSEY (CONTINUED)
  New Jersey State Turnpike Authority Turnpike Revenue, (continued)
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 .....................................   $  16,300,000   $    17,081,748
       Series C, FSA Insured, 5.00%, 1/01/35 ....................................................      22,675,000        22,214,017
  Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, MBIA Insured,
     Pre-Refunded,
       5.00%, 1/01/26 ...........................................................................       3,245,000         3,476,271
       5.50%, 1/01/27 ...........................................................................       3,240,000         3,555,220
       5.50%, 1/01/28 ...........................................................................       2,000,000         2,194,580
       5.00%, 1/01/34 ...........................................................................      29,155,000        31,232,877
       5.00%, 1/01/37 ...........................................................................       3,965,000         4,247,586
  North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
       8/01/22 ..................................................................................       1,000,000         1,008,040
       8/01/31 ..................................................................................       1,000,000           989,070
  Ocean County Board of Education GO, Cape May, FGIC Insured, Pre-Refunded, 5.00%,
       4/01/21 ..................................................................................       2,155,000         2,278,589
       4/01/22 ..................................................................................       2,142,000         2,264,844
  Passaic County Improvement Authority Parking Facilities Revenue, Paterson Parking Deck
     Project, Series A, FSA Insured, 5.00%, 4/15/35 .............................................       1,375,000         1,337,133
  Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
     5.75%, 12/01/22 ............................................................................       8,925,000         9,302,795
  Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ...................................       1,000,000           947,220
  Salem County Improvement Authority Revenue, City Guaranteed, Finlaw State Office Building,
     FSA Insured, 5.25%,
       8/15/32 ..................................................................................       1,400,000         1,390,424
       8/15/38 ..................................................................................       1,625,000         1,605,467
  South Jersey Transportation Authority Transportation System Revenue, AMBAC Insured,
     5.00%, 11/01/29 ............................................................................      12,000,000        11,659,080
  Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Pre-Refunded, 6.00%,
     6/01/37 ....................................................................................      13,000,000        14,339,260
  Trenton GO, FSA Insured, 5.00%, 7/15/23 .......................................................       5,015,000         5,063,244
  Union County Utilities Authority Solid Waste Revenue, Sub Lease, Ogden Martin, Refunding,
     Series A, AMBAC Insured, 5.35%, 6/01/23 ....................................................       2,435,000         2,439,870
  University of Medicine and Dentistry COP,
       AMBAC Insured, 5.00%, 4/15/32 ............................................................       4,625,000         4,394,860
       MBIA Insured, 5.00%, 6/15/29 .............................................................       2,090,000         2,025,962
       MBIA Insured, 5.00%, 6/15/36 .............................................................      18,000,000        17,211,780
       Series A, MBIA Insured, 5.00%, 9/01/22 ...................................................       1,700,000         1,737,060
  University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
       12/01/24 .................................................................................       2,500,000         2,488,600
       12/01/31 .................................................................................      29,395,000        28,286,221
  Upper Freehold Regional School District GO, MBIA Insured, Pre-Refunded, 5.00%,
     2/15/35 ....................................................................................       8,730,000         9,299,720
  West Orange County Board of Education COP, MBIA Insured, Pre-Refunded, 5.625%,
     10/01/29 ...................................................................................       2,000,000         2,111,140
  Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 ..........................................       1,220,000         1,220,671
                                                                                                                    ----------------
                                                                                                                        907,251,709
                                                                                                                    ----------------


182 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK 6.4%
  Port Authority of New York and New Jersey Revenue, Consolidated,
       One Hundred Forty-Eighth Series, FSA Insured, 5.00%, 8/15/34 .............................   $  10,000,000   $     9,798,500
       One Hundred Forty-Fourth Series, 5.00%, 10/01/29 .........................................      20,000,000        19,183,800
       One Hundred Forty-Ninth Series, 5.00%, 11/15/31 ..........................................      20,000,000        19,090,400
       One Hundred Twenty-Fifth Series, FSA Insured, 5.00%, 4/15/32 .............................      23,950,000        23,749,778
       Refunding, One Hundred Thirty-Fifth Series, XLCA Insured, 5.00%, 9/15/29 .................       3,900,000         3,675,399
  Port Authority of New York and New Jersey Special Obligation Revenue, John F. Kennedy
     International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ..................................       8,000,000         8,176,240
                                                                                                                    ----------------
                                                                                                                         83,674,117
                                                                                                                    ----------------
  PENNSYLVANIA 1.8%
  Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, MBIA Insured, 5.00%,
     7/01/35 ....................................................................................       5,000,000         4,688,500
  Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
       1/01/22 ..................................................................................       8,500,000         8,653,510
       1/01/26 ..................................................................................      10,000,000        10,145,700
                                                                                                                    ----------------
                                                                                                                         23,487,710
                                                                                                                    ----------------
  U.S. TERRITORIES 19.5%
  PUERTO RICO 18.6%
  Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...............................................      13,655,000        14,556,503
       Refunding, FSA Insured, 5.125%, 7/01/30 ..................................................       8,350,000         8,223,831
       Series A, 5.00%, 7/01/29 .................................................................      10,000,000         9,129,500
       Series A, Pre-Refunded, 5.00%, 7/01/27 ...................................................      11,555,000        12,358,997
       Series B, 5.00%, 7/01/35 .................................................................       1,825,000         1,602,898
       Series B, Pre-Refunded, 5.00%, 7/01/35 ...................................................       3,175,000         3,418,650
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, MBIA Insured, 5.25%, 7/01/32 ........................................      10,000,000         9,537,300
       Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................................      10,000,000        10,789,100
       Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................................       5,000,000         5,391,500
       Series D, Pre-Refunded, 5.25%, 7/01/38 ...................................................       5,000,000         5,366,600
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A,
     ETM, 5.50%, 10/01/32 .......................................................................       1,000,000         1,043,570
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
     7/01/37 ....................................................................................       8,000,000         7,081,600
  Puerto Rico Electric Power Authority Power Revenue,
       Series II, Pre-Refunded, 5.25%, 7/01/31 ..................................................      18,000,000        19,550,880
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ....................................      46,440,000        50,124,550
       Series TT, 5.00%, 7/01/32 ................................................................      20,000,000        18,255,400
       Series TT, 5.00%, 7/01/37 ................................................................      17,925,000        16,142,179
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..................       1,000,000           930,730
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 .....................................................       6,830,000         6,658,840
       Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................      18,170,000        19,630,686


                                                             Annual Report | 183

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series N, 5.00%,
     7/01/32 ....................................................................................   $  20,000,000   $    17,749,800
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
     MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 .................................................       5,000,000         5,293,050
                                                                                                                    ----------------
                                                                                                                        242,836,164
                                                                                                                    ----------------
  VIRGIN ISLANDS 0.9%
  Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ..........................       5,000,000         4,403,400
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/15 .......................       2,500,000         2,534,700
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......................       3,045,000         3,065,858
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .......................       2,000,000         1,964,540
                                                                                                                    ----------------
                                                                                                                         11,968,498
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                       254,804,662
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $1,299,859,894) .............................................                     1,283,179,918
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 1.1%
  MUNICIPAL BONDS 1.1%
  NEW JERSEY 0.4%
b New Jersey State Educational Facilities Authority Revenue, College of New Jersey,
     Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 7.28%, 7/01/29 ....................       5,000,000         5,000,000
                                                                                                                    ----------------
  U.S. TERRITORY 0.7%
  PUERTO RICO 0.7%
b Puerto Rico Commonwealth GO, Public Improvement, Refunding,
       Series A-4, FSA Insured, Daily VRDN and Put, 2.90%, 7/01/31 ..............................       1,200,000         1,200,000
       Series A-5, FGIC Insured, Weekly VRDN and Put, 9.00%, 7/01/32 ............................       7,700,000         7,700,000
                                                                                                                    ----------------
                                                                                                                          8,900,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $13,900,000) ...............................................                        13,900,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $1,313,759,894) 99.1% .................................................                     1,297,079,918
  OTHER ASSETS, LESS LIABILITIES 0.9% ...........................................................                        11,438,551
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $ 1,308,518,469
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


184 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS A                                                  2008 d        2007          2006          2005          2004 d
                                                    -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   11.93     $   11.89     $   11.90     $   11.95     $   11.69
                                                    -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................        0.49          0.48          0.50          0.52          0.54
   Net realized and unrealized gains (losses) ...       (0.69)         0.04            -- e       (0.04)         0.24
                                                    -------------------------------------------------------------------
Total from investment operations ................       (0.20)         0.52          0.50          0.48          0.78
                                                    -------------------------------------------------------------------
Less distributions from net investment income ...       (0.48)        (0.48)        (0.51)        (0.53)        (0.52)
                                                    -------------------------------------------------------------------
Redemption fees .................................          -- e          -- e          -- e          -- e          --
                                                    -------------------------------------------------------------------
Net asset value, end of year ....................   $   11.25     $   11.93     $   11.89     $   11.90     $   11.95
                                                    ===================================================================

Total return c ..................................       (1.74)%        4.53%         4.28%         4.15%         6.87%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................        0.64%         0.65%         0.66%         0.65%         0.65%
Net investment income ...........................        4.17%         4.19%         4.20%         4.40%         4.62%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $ 719,647     $ 686,892     $ 625,326     $ 570,324     $ 554,871
Portfolio turnover rate .........................        5.30%         4.86%         4.96%        10.45%         4.82%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 185

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                    -------------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS C                                                  2008 d        2007          2006          2005          2004 d
                                                    -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   12.05     $   12.00     $   12.01     $   12.06     $   11.79
                                                    -------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................        0.43          0.43          0.44          0.46          0.48
   Net realized and unrealized gains (losses) ...       (0.70)         0.04         (0.01)        (0.05)         0.25
                                                    -------------------------------------------------------------------
Total from investment operations ................       (0.27)         0.47          0.43          0.41          0.73
                                                    -------------------------------------------------------------------
Less distributions from net investment income ...       (0.42)        (0.42)        (0.44)        (0.46)        (0.46)
                                                    -------------------------------------------------------------------
Redemption fees .................................          -- e          -- e          -- e          -- e          --
                                                    -------------------------------------------------------------------
Net asset value, end of year ....................   $   11.36     $   12.05     $   12.00     $   12.01     $   12.06
                                                    ===================================================================

Total return c ..................................       (2.34)%        3.99%         3.66%         3.55%         6.30%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................        1.19%         1.20%         1.21%         1.20%         1.22%
Net investment income ...........................        3.62%         3.64%         3.65%         3.85%         4.05%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $  96,802     $  91,743     $  84,268     $  75,266     $  80,108
Portfolio turnover rate .........................        5.30%         4.86%         4.96%        10.45%         4.82%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


186 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.9%
   MUNICIPAL BONDS 98.9%
   OREGON 82.8%
   Albany Water Revenue, Refunding, FGIC Insured, 5.00%, 8/01/33 ................................   $   5,990,000   $     5,764,656
   Beaverton School District GO, FSA Insured, 4.125%, 6/01/26 ...................................       1,315,000         1,147,706
   Bend Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.375%, 10/01/20 ............................       1,550,000         1,643,202
   Benton and Linn County School District No. 509J GO, Corvallis, FSA Insured, Pre-Refunded,
      5.00%, 6/01/22 ............................................................................       5,000,000         5,368,300
   Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project,
      Refunding,
         5.20%, 10/01/17 ........................................................................       4,000,000         4,051,760
         5.125%, 10/01/28 .......................................................................       4,500,000         4,245,885
   Clackamas County Canby School District No. 86 GO,
         5.25%, 6/15/20 .........................................................................       3,000,000         3,152,130
         FSA Insured, 5.00%, 6/15/23 ............................................................       1,000,000         1,007,200
         FSA Insured, 5.00%, 6/15/25 ............................................................       1,000,000           995,350
   Clackamas County Hospital Facility Authority Revenue,
         Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22 .............................       2,125,000         1,982,668
         Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26 .............................       1,000,000           865,500
         Kaiser Permanente, Series A, ETM, 5.375%, 4/01/14 ......................................       2,500,000         2,594,725
         Willamette Falls Hospital Project, 6.00%, 4/01/19 ......................................       1,000,000         1,003,270
         Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ...............................         500,000           508,200
         Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ...............................       1,500,000         1,504,275
   Clackamas County School District No. 7J Lake Oswego GO,
         MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 .............................................       5,000,000         5,301,450
         Refunding, FSA Insured, 5.25%, 6/01/25 .................................................       3,075,000         3,130,781
   Clackamas County School District No. 12 North Clackamas GO, Series A, FSA Insured, 4.75%,
      6/15/31 ...................................................................................       7,385,000         6,912,286
   Clackamas County School District No. 108 GO, FSA Insured, Pre-Refunded, 5.00%,
      6/15/25 ...................................................................................       5,000,000         5,290,500
   Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36 ......................       1,000,000           835,890
   Columbia Gorge Community College District GO, MBIA Insured, 5.00%, 6/15/22 ...................       1,000,000         1,003,560
   Coos County School District No. 13 GO, FSA Insured,
         5.00%, 6/15/22 .........................................................................          55,000            55,248
         Pre-Refunded, 5.00%, 6/15/22 ...........................................................       2,465,000         2,624,707
   Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded, 5.375%,
      12/15/20 ..................................................................................       2,750,000         2,927,980
   Deschutes and Jefferson Counties School District No. 2J Redmond GO, Series A, FGIC Insured,
      5.00%, 6/15/21 ............................................................................       1,000,000         1,009,580
   Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured,
      Pre-Refunded, 5.125%, 6/15/21 .............................................................       3,500,000         3,716,860
   Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 5.25%,
      11/01/21 ..................................................................................       1,000,000         1,036,010
   Gresham Stormwater Revenue, FGIC Insured, Pre-Refunded, 5.30%, 5/01/21 .......................       1,190,000         1,270,658
   High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 .....................       1,010,000           893,567
   Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ..................................................       5,360,000         5,222,730
   Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
      Radian Insured, 5.375%,
         10/01/26 ...............................................................................       2,000,000         1,842,700
         10/01/31 ...............................................................................       2,000,000         1,813,160


                                                             Annual Report | 187

Franklin Tax-Free Trust
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OREGON (CONTINUED)
   Jackson County or Airport Revenue, Series A, XLCA Insured, 5.25%,
         12/01/27 ...............................................................................   $   1,000,000   $       965,360
         12/01/32 ...............................................................................       1,000,000           955,930
         12/01/37 ...............................................................................       1,475,000         1,394,406
   Jackson County School District No. 4 GO, FSA Insured,
         5.00%, 6/15/20 .........................................................................       1,450,000         1,462,093
         Pre-Refunded, 5.00%, 6/15/20 ...........................................................         550,000           581,955
   Jackson County School District No. 6 Central Point GO, Refunding, FSA Insured, 4.75%,
      6/15/20 ...................................................................................       2,155,000         2,174,654
   Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
         6/15/20 ................................................................................       1,680,000         1,777,608
         6/15/21 ................................................................................       1,500,000         1,587,150
   Jackson County School District No. 549C Medford GO, Series B, FSA Insured, 5.00%,
      12/15/32 ..................................................................................       5,765,000         5,558,267
   Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical Center Project,
         Pre-Refunded, 6.25%, 9/01/31 ...........................................................       3,290,000         3,696,808
         Refunding, 6.25%, 9/01/31 ..............................................................       1,960,000         1,962,685
         Refunding, Assured Guaranty, 5.00%, 9/01/36 ............................................       5,000,000         4,627,850
   Lane and Douglas Counties School District No. 45J3 GO, South Lane District, Refunding,
      FSA Insured, 4.75%, 6/15/25 ...............................................................       3,510,000         3,432,850
   Lane County Metropolitan Wastewater Management Commission Revenue, FGIC Insured, 4.75%,
      11/01/26 ..................................................................................       1,615,000         1,486,365
   Lane County School District No. 4J Eugene GO, FSA Insured, 4.75%, 7/01/22 ....................       5,150,000         5,112,662
   Lane County School District No. 19 Springfield GO, FSA Insured, zero cpn.,
         6/15/27 ................................................................................       5,580,000         1,766,182
         6/15/28 ................................................................................       2,000,000           595,160
         6/15/29 ................................................................................       1,925,000           538,577
   Lane County School District No. 52 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 .........       5,700,000         5,818,275
   Lebanon GO, AMBAC Insured, 5.00%,
         6/01/25 ................................................................................       1,635,000         1,590,675
         6/01/27 ................................................................................       1,675,000         1,614,717
   Linn County Community School District No. 9 GO,
         Lebanon, FGIC Insured, Pre-Refunded, 5.55%, 6/15/21 ....................................       1,155,000         1,266,966
         Lebanon, FGIC Insured, Pre-Refunded, 5.60%, 6/15/30 ....................................       9,495,000        10,438,138
         MBIA Insured, Pre-Refunded, 5.375%, 6/15/30 ............................................       5,000,000         5,272,900
   Linn County School District No. 55 GO, Sweet Home, FSA Insured, Pre-Refunded, 5.00%,
      6/15/29 ...................................................................................       1,000,000         1,058,100
   Medford Hospital Facilities Authority Revenue, Asante Health System,
         Refunding, Series A, MBIA Insured, 5.00%, 8/15/18 ......................................       2,570,000         2,582,722
         Refunding, Series A, MBIA Insured, 5.00%, 8/15/24 ......................................       1,715,000         1,664,425
         Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/24 ...................................       3,585,000         3,662,149
   Multnomah County Educational Facilities Revenue, University of Portland Project,
      Pre-Refunded,
      6.00%, 4/01/25 ............................................................................       2,000,000         2,124,600
   Multnomah County School District No. 7 Reynolds GO, Series 2005, MBIA Insured, 5.00%,
      6/01/35 ...................................................................................       3,220,000         3,227,181
   Multnomah County School District No. 40 GO, FSA Insured, Pre-Refunded, 5.00%,
      12/01/20 ..................................................................................       3,490,000         3,678,634


188 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OREGON (CONTINUED)
   Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
      Pre-Refunded, 5.00%, 6/15/21 ..............................................................   $   5,000,000   $     5,290,500
   Multnomah-Clackamas Counties Centennial School District No. 28-JT GO, Capital Appreciation,
      AMBAC Insured, zero cpn., 6/01/16 .........................................................       2,260,000         1,577,706
   Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
      Project, 5.20%, 12/01/24 ..................................................................       5,000,000         5,010,150
   Oak Lodge Water District GO, AMBAC Insured,
         7.40%, 12/01/08 ........................................................................         215,000           217,414
         7.50%, 12/01/09 ........................................................................         215,000           217,449
   Oregon Coast Community College District GO, MBIA Insured, 5.00%, 6/15/23 .....................       3,745,000         3,744,700
   Oregon Health and Science University Revenue,
         Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 7/01/21 ............      11,480,000         5,586,627
         Series A, MBIA Insured, 5.00%, 7/01/32 .................................................      24,750,000        23,544,922
   Oregon State Department of Administrative Services COP,
         FSA Insured, 4.625%, 5/01/30 ...........................................................       7,795,000         7,316,231
         Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 .....................................      10,000,000         9,977,400
         Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 .....................................       7,500,000         7,393,875
         Refunding, Series B, FSA Insured, 5.00%, 5/01/21 .......................................       1,930,000         1,964,644
         Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ..................................       2,000,000         2,150,420
         Series A, FSA Insured, 5.00%, 5/01/23 ..................................................       2,695,000         2,702,869
         Series A, FSA Insured, 5.00%, 5/01/30 ..................................................      13,205,000        12,910,000
         Series B, FGIC Insured, 5.00%, 11/01/30 ................................................      19,100,000        18,299,519
   Oregon State Department of Administrative Services Lottery Revenue, Oregon Administration,
      Lottery, Series A, FSA Insured, 5.00%,
         4/01/25 ................................................................................       5,000,000         4,948,900
         4/01/27 ................................................................................       4,000,000         3,927,520
   Oregon State Department of Transportation Highway User Tax Revenue,
         Refunding, Series A, 5.00%, 11/15/25 ...................................................       1,295,000         1,284,394
         Refunding, Series A, 5.00%, 11/15/29 ...................................................       3,330,000         3,252,178
         senior lien, Series A, 4.50%, 11/15/32 .................................................      20,000,000        17,558,400
         Series A, 5.00%, 11/15/28 ..............................................................      15,000,000        14,695,800
         Series A, 5.00%, 11/15/31 ..............................................................      15,540,000        15,118,244
         Series A, Pre-Refunded, 5.125%, 11/15/23 ...............................................       5,000,000         5,380,050
         Series A, Pre-Refunded, 5.125%, 11/15/26 ...............................................      14,200,000        15,279,342
 a Oregon State EDR, Georgia-Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 ................       7,910,000         7,161,002
   Oregon State Facilities Authority Revenue,
         Senior College in Student Housing Project, Series A, XLCA Insured, 5.00%, 7/01/35 ......       3,660,000         3,333,748
         University of Portland Projects, Series A, 5.00%, 4/01/32 ..............................       6,545,000         5,600,884
         Willamette University Projects, Refunding, Series A, FGIC Insured, 5.00%, 10/01/35 .....       5,210,000         4,970,079
   Oregon State GO,
         Elderly and Disabled Housing, Series A, 6.00%, 8/01/15 .................................         910,000           906,615
         Elderly and Disabled Housing, Series A, 6.00%, 8/01/21 .................................         455,000           449,449
         Elderly and Disabled Housing, Series A, 5.375%, 8/01/28 ................................       1,435,000         1,365,804
         Elderly and Disabled Housing, Series A, 4.70%, 8/01/42 .................................       3,205,000         2,676,496
         Elderly and Disabled Housing, Series B, 6.10%, 8/01/17 .................................       1,410,000         1,410,310
         Elderly and Disabled Housing, Series B, 6.25%, 8/01/23 .................................       2,015,000         1,974,720
         Elderly and Disabled Housing, Series C, 6.50%, 8/01/22 .................................         335,000           336,025


                                                             Annual Report | 189

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   OREGON (CONTINUED)
   Oregon State GO, (continued)
         State Board of Higher Education, Baccalaureate, Series A, Pre-Refunded, 5.00%,
            8/01/27 .............................................................................   $   6,000,000   $     6,123,060
         State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30 ...................       1,705,000         1,673,372
         State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29 ...................       7,745,000         7,594,979
         State Board of Higher Education, Series A, 5.00%, 8/01/31 ..............................       2,695,000         2,636,653
         State Board of Higher Education, Series A, 5.00%, 8/01/36 ..............................       2,715,000         2,623,016
         State Board of Higher Education, Series A, 5.00%, 8/01/37 ..............................       5,555,000         5,331,800
         State Board of Higher Education, Series A, Pre-Refunded, 5.60%, 8/01/25 ................       8,000,000         8,412,880
         State Board of Higher Education, Series A, Pre-Refunded, 5.50%, 8/01/29 ................       2,000,000         2,100,480
         State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/31 ................       2,000,000         2,120,540
         State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/35 ................       6,000,000         6,487,080
         State Board of Higher Education, Series C, 5.00%, 8/01/37 ..............................       1,115,000         1,093,057
         Veteran's Welfare, Series 77, 5.30%, 10/01/29 ..........................................       1,655,000         1,591,200
         Veteran's Welfare, Series A, 5.70%, 10/01/32 ...........................................       2,320,000         2,322,158
   Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
         Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ............................................       5,500,000         5,280,110
         Reed College Project, Series A, 5.75%, 7/01/32 .........................................      10,735,000        11,078,198
   Oregon State Housing and Community Services Department MFHR, Series B, 6.00%,
      7/01/31 ...................................................................................       5,000,000         5,021,500
   Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
         Series A, 6.35%, 7/01/14 ...............................................................         455,000           460,779
         Series A, 6.40%, 7/01/18 ...............................................................         235,000           234,995
         Series A, 6.45%, 7/01/26 ...............................................................         575,000           575,897
         Series C, 6.20%, 7/01/15 ...............................................................         465,000           465,642
         Series C, 6.40%, 7/01/26 ...............................................................         265,000           265,398
         Series D, 6.80%, 7/01/27 ...............................................................         385,000           385,531
         Series H, FHA Insured, 5.75%, 7/01/30 ..................................................       1,355,000         1,346,951
   Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, Pre-Refunded,
      5.80%, 6/15/20 ............................................................................       1,985,000         2,111,802
   Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 .............................         945,000           946,238
   Port of Portland International Airport Revenue, Portland International Airport,
         Refunding, Series D, FGIC Insured, 5.00%, 7/01/23 ......................................       3,000,000         2,869,740
         Series A, AMBAC Insured, 5.50%, 7/01/24 ................................................      22,000,000        22,231,880
         Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ..................................       2,800,000         3,139,388
         Series 12C, FGIC Insured, 5.00%, 7/01/18 ...............................................       1,500,000         1,518,120
   Port St. Helens PCR, Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 .........       3,600,000         3,576,636
   Portland Community College District GO, Series B, Pre-Refunded, 5.00%,
         6/01/20 ................................................................................       7,185,000         7,606,831
         6/01/21 ................................................................................       6,290,000         6,659,286
   Portland GO,
         Central City Streetcar Project, Series A, 4.75%, 4/01/21 ...............................       3,600,000         3,601,728
         Limited Tax, Series A, 5.00%, 4/01/18 ..................................................       1,000,000         1,000,620
         Limited Tax, Series A, 5.00%, 6/01/24 ..................................................      10,000,000        10,037,100
         Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 ...................................       6,315,000         6,322,831
         Limited Tax, Series B, zero cpn., 6/01/21 ..............................................       1,000,000           501,600


190 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OREGON (CONTINUED)
  Portland Housing Authority MFR,
     Berry Ridge Project, Pre-Refunded, 6.30%, 5/01/29 ..........................................   $   1,500,000   $     1,508,355
     Housing, Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ..................       2,000,000         2,015,280
  Portland MFR,
     Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ....................................       1,000,000         1,005,860
     Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37 ...............       3,175,000         3,144,774
  Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC Insured,
    5.00%, 6/15/21 ..............................................................................       3,000,000         3,031,650
  Portland Sewer System Revenue,
     first lien, Series A, FSA Insured, 5.00%, 10/01/24 .........................................       6,235,000         6,245,163
     second lien, Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ..............................       2,500,000         2,512,375
     second lien, Series B, MBIA Insured, 5.00%, 6/15/28 ........................................       5,105,000         4,903,404
  Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor, Refunding, Series A,
    FGIC Insured, 5.00%,
     6/15/24 ....................................................................................       1,295,000         1,270,861
     6/15/25 ....................................................................................       2,385,000         2,322,918
  Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A,
    AMBAC Insured, 5.50%, 6/15/20 ...............................................................       3,000,000         3,081,060
  Portland Water System Revenue,
     MBIA Insured, 4.50%, 10/01/27 ..............................................................       1,000,000           889,330
     MBIA Insured, 4.50%, 10/01/28 ..............................................................       3,895,000         3,444,855
     second lien, Series A, MBIA Insured, 4.375%, 10/01/25 ......................................       3,415,000         3,025,417
  Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 ............................................       1,260,000         1,229,899
  Salem Hospital Facility Authority Revenue, Salem Hospital Project, Series A, 5.00%,
     8/15/27 ....................................................................................      11,000,000        10,118,350
     8/15/36 ....................................................................................      27,000,000        23,750,010
  Salem-Keizer School District No. 24J GO, Pre-Refunded, 5.00%, 6/01/19 .........................       9,500,000         9,782,910
  Southwestern Community College District GO, MBIA Insured, Pre-Refunded, 5.00%,
    6/01/28 .....................................................................................       1,100,000         1,183,402
  Sunrise Water Authority Water Revenue, sub. lien,
     Series B, XLCA Insured, 5.00%, 9/01/25 .....................................................       1,160,000         1,072,571
     XLCA Insured, 5.00%, 3/01/25 ...............................................................       1,660,000         1,590,313
  Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO, FSA Insured,
    5.00%, 6/15/25 ..............................................................................       1,560,000         1,552,746
  Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport Light
    Rail, Series 1, Pre-Refunded, 5.65%, 6/01/29 ................................................      14,080,000        14,737,677
  Washington and Clackamas Counties Tigard-Tualatin School District No. 23J GO, MBIA Insured,
    Pre-Refunded, 5.00%, 6/15/22 ................................................................       7,000,000         7,453,530
  Washington Clackamas and Yamhill Counties School District No. 88J GO, Sherwood,
     Series A, MBIA Insured, zero cpn., 6/15/27 .................................................       3,500,000         1,071,560
     Series A, MBIA Insured, zero cpn., 6/15/28 .................................................       2,960,000           850,793
     Series A, MBIA Insured, zero cpn., 12/15/31 ................................................       3,515,000           816,253
     Series B, MBIA Insured, 4.50%, 12/15/31 ....................................................       2,900,000         2,533,817
  Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured, 5.00%,
    10/01/19 ....................................................................................       3,905,000         3,963,497


                                                             Annual Report | 191

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OREGON (CONTINUED)
  Washington County GO,
     Obligations, Refunding, 5.00%, 6/01/24 .....................................................   $   3,680,000   $     3,659,502
     Obligations, Refunding, 4.375%, 6/01/26 ....................................................       1,000,000           875,890
     Pre-Refunded, 5.00%, 6/01/26 ...............................................................      10,000,000        10,587,100
  Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%, 6/01/22 ..........       4,155,000         4,437,166
  Washington County Unified Sewer Agency Revenue, senior lien, Refunding, Series A, 6.20%,
    10/01/10 ....................................................................................         470,000           471,142
  Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured,
    5.60%, 4/01/20 ..............................................................................       1,000,000         1,025,870
  Yamhill County McMinnville School District No. 40 GO, FSA Insured, 5.00%, 6/15/28 .............       4,000,000         3,914,880
                                                                                                                    ----------------
                                                                                                                        676,362,180
                                                                                                                    ----------------
  U.S. TERRITORIES 16.1%
  PUERTO RICO 15.1%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
    5.625%, 5/15/43 .............................................................................      10,000,000         9,333,400
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
     5.00%, 7/01/29 .............................................................................      10,000,000         9,129,500
     5.125%, 7/01/31 ............................................................................       9,885,000         9,289,231
     Pre-Refunded, 5.00%, 7/01/27 ...............................................................      10,000,000        10,695,800
     Pre-Refunded, 5.125%, 7/01/31 ..............................................................       5,115,000         5,444,355
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    Pre-Refunded, 5.50%, 7/01/36 ................................................................      13,000,000        14,504,490
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ..........................................      10,000,000         9,414,800
     Series D, Pre-Refunded, 5.375%, 7/01/36 ....................................................      10,000,000        10,783,000
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/31 ...............................................................       6,250,000         5,721,000
  Puerto Rico Electric Power Authority Power Revenue,
     Series II, FSA Insured, Pre-Refunded, 5.125%, 7/01/26 ......................................       9,150,000         9,911,920
     Series II, Pre-Refunded, 5.25%, 7/01/31 ....................................................      12,000,000        13,033,920
     Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ......................................      10,000,000        10,793,400
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    Pre-Refunded,
     5.50%, 8/01/29 .............................................................................       3,715,000         4,009,228
     5.50%, 8/01/29 .............................................................................       1,285,000         1,384,331
                                                                                                                    ----------------
                                                                                                                        123,448,375
                                                                                                                    ----------------
  VIRGIN ISLANDS 1.0%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ...................................................................................       1,635,000         1,657,694
     10/01/18 ...................................................................................       2,400,000         2,416,440
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/18 ....................................................................................       2,500,000         2,375,125
     7/01/21 ....................................................................................       1,400,000         1,280,888
                                                                                                                    ----------------
                                                                                                                          7,730,147
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                       131,178,522
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $814,754,554) ...............................................                       807,540,702
                                                                                                                    ----------------


192 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 1.6%
  MUNICIPAL BONDS 1.6%
  OREGON 1.3%
b Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project, Daily VRDN and Put,
    3.50%, 8/15/37 ..............................................................................   $   8,600,000   $     8,600,000
b Multnomah County Hospital Facilities Authority Revenue, Holladay Park Plaza Project, Refunding,
    Daily VRDN and Put, 3.55%, 11/15/33 .........................................................       2,200,000         2,200,000
                                                                                                                    ----------------
                                                                                                                         10,800,000
                                                                                                                    ----------------
  U.S. TERRITORY 0.3%
  PUERTO RICO 0.3%
b Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
    Weekly VRDN and Put, 9.00%, 7/01/32 .........................................................       2,000,000         2,000,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $12,800,000) ...............................................                        12,800,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $827,554,554) 100.5% ..................................................                       820,340,702
  OTHER ASSETS, LESS LIABILITIES (0.5)% .........................................................                        (3,892,540)
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   816,448,162
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 193

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                     ------------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS A                                                     2008 d          2007             2006            2005            2004 d
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     10.47     $     10.44     $      10.48     $     10.62     $     10.51
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.44            0.44             0.46            0.47            0.47
   Net realized and unrealized gains (losses) ....         (0.65)           0.04            (0.04)          (0.15)           0.11
                                                     ------------------------------------------------------------------------------
Total from investment operations .................         (0.21)           0.48             0.42            0.32            0.58
                                                     ------------------------------------------------------------------------------
Less distributions from net investment income ....         (0.44)          (0.45)           (0.46)          (0.46)          (0.47)
                                                     ------------------------------------------------------------------------------
Redemption fees ..................................            -- e            -- e             -- e            -- e            --
                                                     ------------------------------------------------------------------------------
Net asset value, end of year .....................   $      9.82     $     10.47     $      10.44     $     10.48     $     10.62
                                                     ==============================================================================

Total return c ...................................         (2.16)%          4.71%            4.08%           3.19%           5.66%

RATIOS TO AVERAGE NET ASSETS
Expenses .........................................          0.66%           0.66%            0.66%           0.66%           0.66%
Net investment income ............................          4.24%           4.26%            4.37%           4.52%           4.51%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $   770,164     $   747,279     $    718,293     $   693,804     $   732,998
Portfolio turnover rate ..........................         16.68%           6.99%           13.07%           7.48%          17.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


194 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                     ------------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS B                                                     2008 d          2007             2006            2005            2004 d
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     10.51     $     10.47     $      10.51     $     10.65     $     10.54
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.38            0.39             0.40            0.41            0.42
   Net realized and unrealized gains (losses) ....         (0.65)           0.04            (0.04)          (0.14)           0.10
                                                     ------------------------------------------------------------------------------
Total from investment operations .................         (0.27)           0.43             0.36            0.27            0.52
                                                     ------------------------------------------------------------------------------
Less distributions from net investment income ....         (0.38)          (0.39)           (0.40)          (0.41)          (0.41)
                                                     ------------------------------------------------------------------------------
Redemption fees ..................................            -- e            -- e             -- e            -- e            --
                                                     ------------------------------------------------------------------------------
Net asset value, end of year .....................   $      9.86     $     10.51     $      10.47     $     10.51     $     10.65
                                                     ==============================================================================

Total return c ...................................         (2.68)%          4.22%            3.51%           2.61%           5.06%

RATIOS TO AVERAGE NET ASSETS
Expenses .........................................          1.21%           1.21%            1.21%           1.21%           1.21%
Net investment income ............................          3.69%           3.71%            3.82%           3.97%           3.96%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $    37,339     $    43,897     $     47,623     $    51,913     $    50,112
Portfolio turnover rate ..........................         16.68%           6.99%           13.07%           7.48%          17.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 195

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                     ------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                     2008 d          2007             2006            2005            2004 d
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     10.55     $     10.51     $      10.56     $     10.69     $     10.58
                                                     ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.38            0.39             0.40            0.42            0.42
   Net realized and unrealized gains (losses) ....         (0.65)           0.04            (0.05)          (0.15)           0.10
                                                     ------------------------------------------------------------------------------
Total from investment operations .................         (0.27)           0.43             0.35            0.27            0.52
                                                     ------------------------------------------------------------------------------
Less distributions from net investment income ....         (0.38)          (0.39)           (0.40)          (0.40)          (0.41)
                                                     ------------------------------------------------------------------------------
Redemption fees ..................................            -- e            -- e             -- e            -- e            --
                                                     ------------------------------------------------------------------------------
Net asset value, end of year .....................   $      9.90     $     10.55     $      10.51     $     10.56     $     10.69
                                                     ==============================================================================

Total return c ...................................         (2.68)%          4.19%            3.40%           2.69%           5.04%

RATIOS TO AVERAGE NET ASSETS
Expenses .........................................          1.21%           1.21%            1.21%           1.21%           1.23%
Net investment income ............................          3.69%           3.71%            3.82%           3.97%           3.94%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $   107,286     $   100,495     $     88,237     $    79,551     $    81,137
Portfolio turnover rate ..........................         16.68%           6.99%           13.07%           7.48%          17.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d For the year ended February 29.

e Amount rounds to less than $0.01 per share.


196 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.8%
  MUNICIPAL BONDS 98.8%
  PENNSYLVANIA 90.8%
  Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
    Refunding, FGIC Insured, 5.75%, 1/01/18 .....................................................   $   1,000,000   $     1,020,750
  Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ..........................................       4,000,000         3,815,880
  Allegheny County GO,
       MBIA Insured, Pre-Refunded, 5.00%, 11/01/27 ..............................................       1,000,000         1,070,090
       Notes, Series C-60, FSA Insured, 5.00%, 11/01/27 .........................................       3,000,000         2,944,590
  Allegheny County Higher Education Building Authority University Revenue, Duquesne
    University, Series A, XLCA Insured, 5.00%,
       3/01/29 ..................................................................................       5,000,000         4,709,100
       3/01/33 ..................................................................................       6,630,000         6,187,050
  Allegheny County Hospital Development Authority Revenue,
       Health Center, Canterbury Place, Refunding, MBIA Insured, 5.375%, 12/01/21 ...............       4,500,000         4,551,975
       Health System, Series A, MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 .....................      10,000,000        11,075,200
  Allegheny County IDAR,
       County Guaranteed, Refunding, Series B, MBIA Insured, 5.00%, 11/01/29 ....................       1,485,000         1,420,551
       County Guaranteed, Series B, MBIA Insured, Pre-Refunded, 5.00%, 11/01/29 .................       7,515,000         8,041,726
       Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ..........................       2,000,000         2,025,440
       Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 .........................      10,000,000        10,022,000
       Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ..........................       7,530,000         7,558,012
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 11/01/29 ....................................       5,000,000         5,350,450
  Allegheny County Port Authority Special Revenue, Transportation,
       MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 ..............................................      15,000,000        15,689,250
       Refunding, FGIC Insured, 5.00%, 3/01/25 ..................................................      13,250,000        12,822,687
       Refunding, FGIC Insured, 5.00%, 3/01/29 ..................................................      16,500,000        15,716,910
  Allegheny County Residential Finance Authority Mortgage Revenue, SFM,
       Refunding, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ....................................         265,000           261,391
       Refunding, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ....................................       1,290,000         1,237,613
       Series II-2, GNMA Secured, 5.90%, 11/01/32 ...............................................         810,000           815,119
  Allegheny County Sanitation Authority Sewer Revenue,
       FGIC Insured, 5.00%, 12/01/37 ............................................................      11,745,000        10,638,621
       Refunding, Series A, MBIA Insured, 5.00%, 12/01/30 .......................................       7,000,000         6,688,220
  Allegheny Valley School District GO, MBIA Insured, 5.00%, 11/01/28 ............................       1,550,000         1,505,190
  Allentown Parking Authority Parking Revenue, FSA Insured, 5.00%, 11/15/35 .....................       4,430,000         4,338,609
  Armstrong County GO, Refunding, MBIA Insured, 5.40%, 6/01/31 ..................................       2,500,000         2,524,150
  Bedford County GO, AMBAC Insured, 5.00%, 9/01/35 ..............................................       6,000,000         5,666,460
  Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 .............................................       3,675,000         3,632,848
  Butler Area School District GO, FSA Insured, Pre-Refunded, 5.00%, 4/01/31 .....................       4,000,000         4,296,120
  Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..................       2,600,000         2,647,632
  Catasauqua Area School District GO, Refunding, FSA Insured, 5.00%, 2/15/36 ....................       6,000,000         5,738,940
  Chichester School District GO, FSA Insured, 5.00%, 3/15/26 ....................................       1,830,000         1,783,298
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
       5.55%, 7/01/09 ...........................................................................       2,365,000         2,390,708
       5.60%, 7/01/10 ...........................................................................         600,000           604,986
       5.75%, 7/01/12 ...........................................................................       1,795,000         1,803,957
       5.75%, 7/01/17 ...........................................................................       2,200,000         2,185,722
       5.625%, 7/01/21 ..........................................................................       1,500,000         1,458,120
  Council Rock School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 11/15/22 ........       5,180,000         5,517,114


                                                             Annual Report | 197

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Cumberland County Municipal Authority College Revenue, Dickinson College,
       Assn. of Independent Colleges and Universities of Pennsylvania Financing Program,
         Series GG1, MBIA Insured, 5.00%, 5/01/34 ...............................................   $   8,610,000   $     8,152,895
       Series A, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 ...................................       1,200,000         1,278,192
  Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project, Series B,
     MBIA Insured, ETM, 6.25%, 7/01/16 ..........................................................       5,000,000         5,544,550
  Delaware County Authority College Revenue,
       Cabrini College, Radian Insured, Pre-Refunded, 5.875%, 7/01/29 ...........................       5,245,000         5,467,336
       Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29 ..............................       1,140,000         1,122,866
       Eastern College, Series C, 5.625%, 10/01/28 ..............................................       2,210,000         2,068,162
       Haverford College, 5.75%, 11/15/29 .......................................................       3,500,000         3,626,210
       Haverford College, 6.00%, 11/15/30 .......................................................       1,750,000         1,857,870
  Delaware County Authority Hospital Revenue, Crozer Keystone Obligation, Group A, 5.00%,
     12/15/31 ...................................................................................       5,000,000         3,940,950
  Delaware County Authority Revenue,
       Dunwoody Village Project, Pre-Refunded, 6.25%, 4/01/30 ...................................       1,800,000         1,921,122
       Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ......................      10,800,000        10,979,388
  Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
     6/01/29 ....................................................................................       2,000,000         2,082,620
  Delaware County University Authority Revenue, Villanova University, Series A, MBIA Insured,
     5.00%, 12/01/28 ............................................................................       3,000,000         2,880,030
  Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
     AMBAC Insured, 5.60%, 7/01/17 ..............................................................       5,000,000         5,442,450
  Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
     11/01/35 ...................................................................................       6,000,000         5,339,400
  Erie County IDA Environmental Improvement Revenue, International Paper Co. Project,
     Refunding, Series B, 6.00%, 9/01/16 ........................................................         600,000           608,454
  Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 ..............................................       5,000,000         5,022,900
  Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 ..........................       3,000,000         3,205,200
  Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 .................       3,610,000         3,612,996
  Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 ......................       4,455,000         4,454,955
  Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
     7/01/27 ....................................................................................       1,500,000         1,337,640
  Indiana County IDAR, Indiana University of Pennsylvania, Refunding, AMBAC Insured, 5.00%,
     11/01/29 ...................................................................................       1,250,000         1,211,338
  Johnstown RDA Sewer Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/15/34 ..............       1,825,000         1,967,478
  Lancaster County Hospital Authority Revenue, Health Center,
       Masonic Homes Project, 5.00%, 11/01/31 ...................................................       3,000,000         2,654,790
       Willow Valley Retirement Project, 5.875%, 6/01/21 ........................................       1,000,000         1,013,430
  Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured, 5.00%,
       12/01/32 .................................................................................       1,700,000         1,589,024
       12/01/35 .................................................................................       2,500,000         2,326,325
  Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31 .....................................       1,500,000         1,390,980
  Lehigh County General Purpose Authority Revenues, Lehigh Valley Hospital, Health Network,
       Series A, MBIA Insured, 5.00%, 7/01/28 ...................................................       4,000,000         3,817,960
       Series B, FSA Insured, 5.25%, 7/01/19 ....................................................       2,750,000         2,851,172
Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 ............................       1,000,000         1,003,630


198 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Lycoming County Authority College Revenue, Pennsylvania College of Technology,
       AMBAC Insured, 5.25%, 5/01/32 ............................................................   $   5,030,000   $     5,029,648
       Refunding, AMBAC Insured, 5.35%, 7/01/26 .................................................       2,400,000         2,404,776
  Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ...............................................       2,000,000         1,893,960
  Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 ......................       5,000,000         5,260,200
  Monroe County Hospital Authority Revenue, Hospital, Pocono Medical Center,
       5.00%, 1/01/27 ...........................................................................       1,000,000           893,210
       5.125%, 1/01/37 ..........................................................................       2,000,000         1,731,880
       5.25%, 1/01/43 ...........................................................................       2,000,000         1,736,780
  Montgomery County GO, 5.00%, 9/15/22 ..........................................................       3,335,000         3,373,619
  Montgomery County Higher Education and Health Authority Revenue, Faulkeways at Gwynedd
     Project, Pre-Refunded, 6.75%,
       11/15/24 .................................................................................         400,000           430,664
       11/15/30 .................................................................................       1,000,000         1,076,660
  Montgomery County IDA Retirement Community Revenue,
       Acts Retirement Communities, Refunding, Series B, 5.00%, 11/15/22 ........................       1,000,000           928,060
       Adult Community Total Services Retirement-Life Communities Inc., 5.25%, 11/15/28 .........       5,000,000         4,546,950
  Montour School District GO, FSA Insured, 5.00%, 4/01/32 .......................................       5,000,000         4,856,700
  Muhlenberg School District GO, Series AA, FGIC Insured,
       5.00%, 9/01/22 ...........................................................................       1,390,000         1,389,986
       Pre-Refunded, 6.00%, 9/01/23 .............................................................       4,000,000         4,292,680
  New Wilmington Municipal Authority College Revenue, Westminster College, Pre-Refunded,
     5.35%, 3/01/28 .............................................................................       2,250,000         2,250,000
  Norristown Area School District GO, FGIC Insured, Pre-Refunded, 5.00%, 9/01/27 ................       5,000,000         5,352,400
  Northampton Boro Municipal Authority Water Revenue, MBIA Insured,
       5.00%, 5/15/34 ...........................................................................         445,000           427,391
       Pre-Refunded, 5.00%, 5/15/34 .............................................................       1,955,000         2,102,290
  Northeastern York School District GO, Series B, FGIC Insured, 5.00%,
       4/01/30 ..................................................................................       1,000,000           956,180
       4/01/31 ..................................................................................       2,000,000         1,907,780
  Norwin School District GO,
       FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...............................................       5,000,000         5,306,300
     a FSA Insured, 5.00%, 4/01/37 ..............................................................      10,000,000         9,614,600
       FSA Insured, Pre-Refunded, 5.00%, 4/01/35 ................................................       3,000,000         3,213,690
       Series A, MBIA Insured, 5.00%, 4/01/30 ...................................................       1,000,000           968,780
       Series B, MBIA Insured, Pre-Refunded, 5.00%, 4/01/31 .....................................       6,390,000         6,673,588
  Pennsbury School District GO, FGIC Insured, Pre-Refunded, 5.00%, 1/15/22 ......................       2,835,000         3,022,025
  Pennsylvania Economic Development Financing Authority Revenue, Lincoln University, Series A,
     FGIC Insured, 5.00%, 6/01/33 ...............................................................       3,325,000         3,177,869
  Pennsylvania HFAR,
       Future Income Growth Securities, SFM, Series 64, zero cpn. to 10/01/08, 5.25% thereafter,
         4/01/30 ................................................................................       3,050,000         2,732,403
       SFM, Refunding, Series 63A, zero cpn., 4/01/30 ...........................................      10,885,000         2,733,768
       SFM, Refunding, Series 72A, 5.25%, 4/01/21 ...............................................       7,000,000         7,011,340
  Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
       Allegheny College, Series B, 6.125%, 11/01/13 ............................................          90,000            90,248
       Drexel University, MBIA Insured, 5.75%, 5/01/22 ..........................................       3,095,000         3,139,877
       Marywood University Project, MBIA Insured, Pre-Refunded, 5.65%, 6/01/25 ..................       2,500,000         2,654,575


                                                             Annual Report | 199

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Pennsylvania State Higher Educational Facilities Authority Health Services Revenue, Allegheny
    Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%, 11/15/21 .......   $  17,000,000   $    17,086,190
  Pennsylvania State Higher Educational Facilities Authority Revenue,
     Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 .........................................       1,500,000         1,451,190
     Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37 ...............................       5,000,000         4,698,100
     Drexel University, Series A, 5.00%, 5/01/20 ................................................       1,485,000         1,484,896
     Drexel University, Series A, 5.20%, 5/01/29 ................................................         750,000           714,810
     Drexel University, Series A, MBIA Insured, 5.00%, 5/01/37 ..................................      32,525,000        30,577,728
     La Salle University, Series A, 5.00%, 5/01/37 ..............................................       2,500,000         2,073,200
     Philadelphia University, Refunding, 5.00%, 6/01/30 .........................................       2,295,000         1,934,800
     Scranton University, Refunding, Series A, XLCA Insured, 5.00%, 11/01/35 ....................       5,000,000         4,631,450
     State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ....................       3,140,000         3,132,841
     Temple University, First Series, MBIA Insured, Pre-Refunded, 5.00%, 7/15/31 ................       1,500,000         1,602,780
     Temple University, Refunding, MBIA Insured, 5.00%, 4/01/28 .................................       5,000,000         4,774,200
     Temple University, Refunding, MBIA Insured, 5.00%, 4/01/33 .................................      10,000,000         9,427,400
     Trustees University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38 ...................       5,000,000         4,767,250
     University Sciences Philadelphia, Refunding, Series A, XLCA Insured, 5.00%, 11/01/36 .......       8,315,000         7,774,941
     Widener University, 5.00%, 7/15/31 .........................................................         500,000           428,530
     Widener University, 5.00%, 7/15/39 .........................................................       5,750,000         4,806,310
  Pennsylvania State Public School Building Authority Lease Revenue, School District of
     Philadelphia Project,
     FSA Insured, Pre-Refunded, 5.00%, 6/01/33 ..................................................      37,170,000        39,815,761
     Refunding, Series B, FSA Insured, 5.00%, 6/01/26 ...........................................      10,000,000         9,776,900
     Refunding, Series B, FSA Insured, 4.75%, 6/01/30 ...........................................       5,000,000         4,693,100
  Pennsylvania State Public School Building Authority Revenue,
     Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 ..............................       1,000,000           964,930
     Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 ...............................       2,500,000         2,456,250
     Lehigh Career and Technical Institution, MBIA Insured, Pre-Refunded, 5.00%, 10/01/31 .......       1,000,000         1,063,060
  Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, MBIA Insured,
     5.00%, 12/01/24 ............................................................................       1,655,000         1,632,724
     Pre-Refunded, 5.00%, 12/01/31 ..............................................................       5,000,000         5,381,250
  Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
     7/15/28 ....................................................................................      10,000,000        10,685,200
     7/15/31 ....................................................................................      10,000,000        10,685,200
  Pennsylvania State Turnpike Commission Turnpike Revenue,
     Series A, AMBAC Insured, 5.00%, 12/01/34 ...................................................       5,000,000         4,800,250
     Series R, AMBAC Insured, 5.00%, 12/01/26 ...................................................       2,000,000         1,971,140
     Series R, AMBAC Insured, 5.00%, 12/01/30 ...................................................      11,125,000        10,843,871
  Pennsylvania State University Revenue, 5.00%, 9/01/35 .........................................       1,000,000           965,240
  Philadelphia Authority for IDR,
     Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%, 12/01/23 .........       6,205,000         5,730,628
     Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%, 12/01/25 .........       5,690,000         5,123,105
     Please Touch Museum Project, 5.25%, 9/01/36 ................................................       7,210,000         6,439,972
     Series B, AMBAC Insured, 5.25%, 7/01/31 ....................................................       2,000,000         1,921,880
  Philadelphia Gas Works Revenue, Twelfth Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ...........         935,000         1,104,235
  Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue,
     Temple University Health System, Refunding, Series A, 5.00%, 7/01/34 .......................       5,000,000         4,191,850
     Temple University Health System, Refunding, Series A, 5.50%, 7/01/30 .......................       5,000,000         4,557,000


200 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured, 5.00%,
    12/01/21 ....................................................................................   $   5,000,000   $     5,044,300
  Philadelphia IDA Lease Revenue, Series B, FSA Insured, Pre-Refunded, 5.125%, 10/01/26 .........      12,000,000        12,851,280
  Philadelphia Parking Authority Airport Parking Revenue, FSA Insured, 5.25%,
     9/01/22 ....................................................................................       3,250,000         3,313,700
     9/01/29 ....................................................................................      13,000,000        13,090,350
  Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
    4/15/31 .....................................................................................      14,565,000        13,317,216
  Philadelphia School District GO,
     Series C, MBIA Insured, Pre-Refunded, 5.75%, 3/01/29 .......................................       8,000,000         8,448,640
     Series D, FGIC Insured, Pre-Refunded, 5.125%, 6/01/34 ......................................       5,000,000         5,413,700
  Philadelphia Water and Wastewater Revenue, Series A,
     FGIC Insured, 5.00%, 11/01/31 ..............................................................       2,765,000         2,557,266
     FGIC Insured, Pre-Refunded, 5.00%, 11/01/31 ................................................         250,000           266,968
     FSA Insured, 5.00%, 7/01/28 ................................................................       5,000,000         4,893,500
     FSA Insured, 5.00%, 7/01/29 ................................................................      11,645,000        11,360,862
     FSA Insured, 5.00%, 7/01/35 ................................................................       4,500,000         4,343,715
  Pine-Richland School District GO, FSA Insured, 5.00%, 7/15/35 .................................      12,485,000        12,139,665
  Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 6.00%,
    12/01/24 ....................................................................................       2,000,000         2,138,760
  Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 .................       1,310,000         1,310,550
  Pittsburgh Urban RDA Tax Allocation, Pre-Refunded, 6.10%, 5/01/19 .............................       1,000,000         1,040,250
  Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ...............         915,000         1,035,039
  Plum Boro School District GO, FGIC Insured, Pre-Refunded, 5.25%, 9/15/30 ......................       8,870,000         9,496,399
  Reading Area Water Authority Water Revenue, FSA Insured, 5.00%, 12/01/27 ......................       3,685,000         3,616,717
  Reading School District GO, FSA Insured, 5.00%, 1/15/36 .......................................      23,790,000        23,058,457
  Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
     Refunding, Series A, 5.875%, 12/01/31 ......................................................         555,000           558,929
     Series A, Pre-Refunded, 5.875%, 12/01/31 ...................................................       1,945,000         2,135,474
  Scranton School District GO, Series C, FSA Insured, 5.00%, 7/15/38 ............................       5,000,000         4,803,600
  Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton,
    XLCA Insured, 5.00%, 11/01/37 ...............................................................       8,125,000         7,360,275
  Seneca Valley School District GO, MBIA Insured, Pre-Refunded, 5.375%, 1/01/21 .................       2,000,000         2,150,020
  Southcentral General Authority Revenue,
     Wellspan Health Obligated, MBIA Insured, ETM, 5.25%, 5/15/31 ...............................       1,875,000         2,001,788
     Wellspan Health Obligated, MBIA Insured, Pre-Refunded, 5.25%, 5/15/31 ......................       8,125,000         8,743,719
     York College of Pennsylvania, Associates, XLCA Insured, 5.00%, 5/01/37 .....................       2,090,000         1,915,464
  Southern Lehigh School District GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 9/01/25 ......       6,900,000         7,367,820
  Southmoreland School District GO, MBIA Insured, 5.00%, 4/01/27 ................................       5,025,000         4,892,290
  State Public School Building Authority College Revenue, Westmoreland County Community
    College, FGIC Insured, 5.25%, 10/15/22 ......................................................       2,170,000         2,202,680
  State Public School Building Authority School Revenue, Northwestern School District Project,
    Series E, FGIC Insured, Pre-Refunded, 5.75%, 1/15/19 ........................................       3,000,000         3,085,050
  Susquehanna Area Regional Airport Authority Revenue, Series A, AMBAC Insured, 5.00%,
    1/01/28 .....................................................................................       2,000,000         1,764,940
  Twin Valley School District GO, FSA Insured, 5.00%, 4/01/23 ...................................       2,915,000         2,932,140


                                                             Annual Report | 201

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Upper St. Clair Township School District GO,
     FSA Insured, Pre-Refunded, 5.00%, 7/15/28 ..................................................   $     465,000   $       495,676
     Refunding, FSA Insured, 5.00%, 7/15/28 .....................................................         535,000           523,594
  Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
    AMBAC Insured, 6.15%, 12/01/29 ..............................................................       1,000,000         1,005,280
  Washington County GO,
     Refunding, Series A, AMBAC Insured, 5.125%, 9/01/27 ........................................       4,295,000         4,178,906
     Series A, AMBAC Insured, Pre-Refunded, 5.125%, 9/01/27 .....................................         705,000           756,444
  West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
     9/01/19 ....................................................................................       2,000,000         2,008,640
     9/01/20 ....................................................................................       3,805,000         3,787,269
  Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%,
    3/01/37 .....................................................................................       4,500,000         3,698,955
  Wyoming Area School District GO, Refunding, Series A, MBIA Insured, 5.00%, 9/01/26 ............       5,005,000         4,829,375
                                                                                                                    ----------------
                                                                                                                        830,815,493
                                                                                                                    ----------------
  U.S. TERRITORIES 8.0%
  PUERTO RICO 7.5%
  Puerto Rico Commonwealth GO,
     Public Improvement, Series A, 5.00%, 7/01/29 ...............................................       4,000,000         3,651,800
     Public Improvement, Series A, 5.00%, 7/01/33 ...............................................      13,960,000        12,616,071
     Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/27 .................................       5,000,000         5,347,900
     Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/33 .................................      16,040,000        17,222,469
     Series A, 5.00%, 7/01/28 ...................................................................       5,000,000         4,473,500
     Series A, 5.25%, 7/01/37 ...................................................................      10,000,000         9,361,600
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
    7/01/37 .....................................................................................       7,010,000         6,205,252
  Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%, 7/01/32 .................       5,100,000         4,655,127
  Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36 ...........       5,950,000         5,375,289
                                                                                                                    ----------------
                                                                                                                         68,909,008
                                                                                                                    ----------------
  VIRGIN ISLANDS 0.5%
  Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ..........       5,000,000         4,403,400
                                                                                                                    ----------------
  TOTAL U.S. TERRITORIES ........................................................................                        73,312,408
                                                                                                                    ----------------
  TOTAL LONG TERM INVESTMENTS (COST $919,293,878) ...............................................                       904,127,901
                                                                                                                    ----------------
  SHORT TERM INVESTMENTS 0.8%
  MUNICIPAL BONDS 0.8%
  PENNSYLVANIA 0.5%
b York General Authority Pooled Financing Revenue,
     Sub Series 1996-B, AMBAC Insured, Weekly VRDN and Put, 7.35%, 9/01/26 ......................       2,405,000         2,405,000
     Sub Series A, AMBAC Insured, Weekly VRDN and Put, 7.35%, 9/01/26 ...........................       1,775,000         1,775,000
                                                                                                                    ----------------
                                                                                                                          4,180,000
                                                                                                                    ----------------


202 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORY 0.3%
  PUERTO RICO 0.3%
b Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
    Weekly VRDN and Put, 9.00%, 7/01/32 .........................................................   $   3,000,000   $     3,000,000
                                                                                                                    ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,180,000) ................................................                         7,180,000
                                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $926,473,878) 99.6% ...................................................                       911,307,901
  OTHER ASSETS, LESS LIABILITIES 0.4% ...........................................................                         3,481,033
                                                                                                                    ----------------
  NET ASSETS 100.0% .............................................................................                   $   914,788,934
                                                                                                                    ================

See Selected Portfolio Abbreviations on page 204.

a A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(b).

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 203

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
ARS      - Auction Rate Security
BAN      - Bond Anticipation Note
CDA      - Community Development Authority/Agency
CDD      - Community Development District
CDR      - Community Development Revenue
CFD      - Community Facilities District
CIFG     - CDC IXIS Financial Guaranty
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority Revenue
IDB      - Industrial Development Bond/Board
IDR      - Industrial Development Revenue
ISD      - Independent School District
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Security
MF       - Multi-Family
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
PBA      - Public Building Authority
PCC      - Pollution Control Corp.
PCR      - Pollution Control Revenue
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency/Authority
SF       - Single Family
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue
UHSD     - Unified/Union High School District
USD      - Unified/Union School District


204 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2008

                                                        -------------------------------------------------------------------------
                                                            FRANKLIN          FRANKLIN            FRANKLIN          FRANKLIN
                                                            ARIZONA           COLORADO          CONNECTICUT          DOUBLE
                                                            TAX-FREE          TAX-FREE           TAX-FREE           TAX-FREE
                                                          INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                        -------------------------------------------------------------------------
Assets:
   Investments in securities:
      Cost ..........................................   $ 1,026,268,472    $   509,771,618    $   377,482,457    $   541,267,528
                                                        =========================================================================
      Value .........................................   $ 1,001,458,774    $   494,502,761    $   367,523,814    $   521,360,217
   Cash .............................................           113,625            860,179             72,964          3,419,924
   Receivables:
      Investment securities sold ....................                --          8,952,786                 --                 --
      Capital shares sold ...........................         2,101,947          1,074,722          1,024,957          1,038,727
      Interest ......................................        11,122,880          6,864,444          4,064,677          5,723,155
                                                        -------------------------------------------------------------------------
            Total assets ............................     1,014,797,226        512,254,892        372,686,412        531,542,023
                                                        -------------------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ...............        11,013,473          9,746,844                 --                 --
      Capital shares redeemed .......................         5,294,720            953,749          1,040,729          1,062,555
      Affiliates ....................................           521,177            284,017            222,235            307,671
      Distributions to shareholders .................         1,154,651            580,850            330,491            593,811
   Accrued expenses and other liabilities ...........           107,068             68,725             59,409             78,106
                                                        -------------------------------------------------------------------------
            Total liabilities .......................        18,091,089         11,634,185          1,652,864          2,042,143
                                                        -------------------------------------------------------------------------
               Net assets, at value .................   $   996,706,137    $   500,620,707    $   371,033,548    $   529,499,880
                                                        =========================================================================
Net assets consist of:
   Paid-in capital ..................................   $ 1,043,899,629    $   521,847,750    $   384,733,872    $   551,782,269
   Distribution in excess of net investment income ..          (544,290)          (213,171)          (226,283)          (243,881)
   Net unrealized appreciation (depreciation) .......       (24,809,698)       (15,268,857)        (9,958,643)       (19,907,311)
   Accumulated net realized gain (loss) .............       (21,839,504)        (5,745,015)        (3,515,398)        (2,131,197)
                                                        -------------------------------------------------------------------------
               Net assets, at value .................   $   996,706,137    $   500,620,707    $   371,033,548    $   529,499,880
                                                        =========================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 205

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                              ----------------------------------------------------------------------
                                                                  FRANKLIN         FRANKLIN           FRANKLIN         FRANKLIN
                                                                  ARIZONA          COLORADO         CONNECTICUT         DOUBLE
                                                                 TAX-FREE          TAX-FREE           TAX-FREE         TAX-FREE
                                                                INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                              ----------------------------------------------------------------------
CLASS A:
   Net assets, at value ....................................  $   914,411,144   $   444,475,138   $   315,908,012   $   462,514,690
                                                              ======================================================================
   Shares outstanding ......................................       88,760,811        39,915,178        30,407,389        41,674,004
                                                              ======================================================================
   Net asset value per share a .............................  $         10.30   $         11.14   $         10.39   $         11.10
                                                              ======================================================================
   Maximum offering price per share (net asset value
      per share / 95.75%) ..................................  $         10.76   $         11.63   $         10.85   $         11.59
                                                              ======================================================================
CLASS B:
   Net assets, at value ....................................  $    17,854,161                --                --                --
                                                              ======================================================================
   Shares outstanding ......................................        1,722,955                --                --                --
                                                              ======================================================================
   Net asset value and maximum offering price per share a ..  $         10.36                --                --                --
                                                              ======================================================================
CLASS C:
   Net assets, at value ....................................  $    64,440,832   $    56,145,569   $    55,125,536   $    66,985,190
                                                              ======================================================================
   Shares outstanding ......................................        6,188,956         5,003,648         5,278,447         6,014,439
                                                              ======================================================================
   Net asset value and maximum offering price per share a ..  $         10.41   $         11.22   $         10.44   $         11.14
                                                              ======================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


206 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                        -------------------------------------------------------------------------
                                                        FRANKLIN FEDERAL    FRANKLIN FEDERAL      FRANKLIN          FRANKLIN
                                                        INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD        NEW JERSEY
                                                            TAX-FREE            TAX-FREE          TAX-FREE          TAX-FREE
                                                           INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND
                                                        -------------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost ...........................................   $     732,304,723   $     45,108,946   $ 5,804,722,594   $ 1,313,759,894
                                                        =========================================================================
     Value ..........................................   $     723,821,878   $     45,065,639   $ 5,674,000,661   $ 1,297,079,918
   Cash .............................................             102,652             87,421            60,165             3,404
   Receivables:
     Investment securities sold .....................           2,450,000                 --        14,194,047                --
     Capital shares sold ............................           3,415,105            619,434        15,368,086         3,096,036
     Interest .......................................           8,129,022            353,140        91,064,539        14,589,915
                                                        -------------------------------------------------------------------------
       Total assets .................................         737,918,657         46,125,634     5,794,687,498     1,314,769,273
                                                        -------------------------------------------------------------------------
Liabilities:
   Payables:
     Capital shares redeemed ........................           2,093,516          2,159,983        18,990,739         4,198,069
     Affiliates .....................................             393,224              5,758         3,162,817           746,945
     Distributions to shareholders ..................             713,865             31,465         6,311,176         1,166,564
   Accrued expenses and other liabilities ...........             122,441             14,157           597,540           139,226
                                                        -------------------------------------------------------------------------
       Total liabilities ............................           3,323,046          2,211,363        29,062,272         6,250,804
                                                        -------------------------------------------------------------------------
         Net assets, at value .......................   $     734,595,611   $     43,914,271   $ 5,765,625,226   $ 1,308,518,469
                                                        =========================================================================
Net assets consist of:
   Paid-in capital ..................................   $     749,847,482   $     44,289,761   $ 6,314,196,348   $ 1,327,302,011
   Undistributed net investment income
     (distributions in excess of net investment
     income) ........................................            (381,164)            14,365        10,520,494          (783,499)
   Net unrealized appreciation (depreciation) .......          (8,482,845)           (43,307)     (130,721,933)      (16,679,976)
   Accumulated net realized gain (loss) .............          (6,387,862)          (346,548)     (428,369,683)       (1,320,067)
                                                        -------------------------------------------------------------------------
         Net assets, at value .......................   $     734,595,611   $     43,914,271   $ 5,765,625,226   $ 1,308,518,469
                                                        =========================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 207

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                        -------------------------------------------------------------------------
                                                         FRANKLIN FEDERAL   FRANKLIN FEDERAL       FRANKLIN          FRANKLIN
                                                        INTERMEDIATE-TERM     LIMITED-TERM        HIGH YIELD        NEW JERSEY
                                                             TAX-FREE           TAX-FREE           TAX-FREE          TAX-FREE
                                                           INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND
                                                        -------------------------------------------------------------------------
CLASS A:
   Net assets, at value .............................   $     699,832,538   $     43,914,271   $ 4,784,742,508   $ 1,081,203,950
                                                        =========================================================================
   Shares outstanding ...............................          63,364,531          4,407,791       479,246,560        94,409,051
                                                        =========================================================================
   Net asset value per share a ......................   $           11.04   $           9.96   $          9.98   $         11.45
                                                        =========================================================================
   Maximum offering price per share (net asset
     value per share / 97.75%, 97.75%, 95.75% and
     95.75%, respectively) ..........................   $           11.29   $          10.19   $         10.42   $         11.96
                                                        =========================================================================
CLASS B:
   Net assets, at value .............................                  --                 --   $   139,854,585   $    60,396,317
                                                        =========================================================================
   Shares outstanding ...............................                  --                 --        13,912,314         5,243,352
                                                        =========================================================================
   Net asset value and maximum offering price
     per share a ...................................                   --                 --   $         10.05   $         11.52
                                                        =========================================================================
CLASS C:
   Net assets, at value .............................   $      34,763,073                 --   $   697,696,794   $   166,918,202
                                                        =========================================================================
   Shares outstanding ...............................           3,142,108                 --        69,081,431        14,452,217
                                                        =========================================================================
   Net asset value and maximum offering price
     per share a ....................................   $           11.06                 --   $         10.10   $         11.55
                                                        =========================================================================
ADVISOR CLASS:
   Net assets, at value .............................                  --                 --   $   143,331,339                --
                                                        =========================================================================
   Shares outstanding ...............................                  --                 --        14,326,017                --
                                                        =========================================================================
   Net asset value and maximum offering price
     per share a ....................................                  --                 --   $         10.00                --
                                                        =========================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


208 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008

                                                                                                      ------------------------------
                                                                                                         FRANKLIN        FRANKLIN
                                                                                                          OREGON       PENNSYLVANIA
                                                                                                         TAX-FREE        TAX-FREE
                                                                                                       INCOME FUND     INCOME FUND
                                                                                                      ------------------------------
Assets:
   Investments in securities:
     Cost ........................................................................................    $ 827,554,554   $ 926,473,878
                                                                                                      ==============================
     Value .......................................................................................    $ 820,340,702   $ 911,307,901
   Cash ..........................................................................................           98,151           6,196
   Receivables:
     Capital shares sold .........................................................................        5,816,740       3,053,539
     Interest ....................................................................................        9,303,576      14,204,604
                                                                                                      ------------------------------
         Total assets ............................................................................      835,559,169     928,572,240
                                                                                                      ------------------------------
Liabilities:
   Payables:
     Investment securities purchased .............................................................       14,359,091      10,218,500
     Capital shares redeemed .....................................................................        3,485,709       1,900,558
     Affiliates ..................................................................................          448,449         528,498
     Distributions to shareholders ...............................................................          719,979       1,012,528
   Accrued expenses and other liabilities ........................................................           97,779         123,222
                                                                                                      ------------------------------
         Total liabilities .......................................................................       19,111,007      13,783,306
                                                                                                      ------------------------------
           Net assets, at value ..................................................................    $ 816,448,162   $ 914,788,934
                                                                                                      ==============================
Net assets consist of:
   Paid-in capital ...............................................................................    $ 828,758,335   $ 936,663,049
   Undistributed net investment income (distributions in excess of net investment income) ........        1,220,279        (580,859)
   Net unrealized appreciation (depreciation) ....................................................       (7,213,852)    (15,165,977)
   Accumulated net realized gain (loss) ..........................................................       (6,316,600)     (6,127,279)
                                                                                                      ------------------------------
           Net assets, at value ..................................................................    $ 816,448,162   $ 914,788,934
                                                                                                      ==============================
CLASS A:
   Net assets, at value ..........................................................................    $ 719,646,606   $ 770,163,935
                                                                                                      ==============================
   Shares outstanding ............................................................................       63,970,248      78,403,940
                                                                                                      ==============================
   Net asset value per share a ...................................................................    $       11.25   $        9.82
                                                                                                      ==============================
   Maximum offering price per share (net asset value per share / 95.75%) .........................    $       11.75   $       10.26
                                                                                                      ------------------------------
CLASS B:
   Net assets, at value ..........................................................................               --   $  37,339,292
                                                                                                      ==============================
   Shares outstanding ............................................................................               --       3,788,266
                                                                                                      ==============================
   Net asset value and maximum offering price per share a ........................................               --   $        9.86
                                                                                                      ==============================
CLASS C:
   Net assets, at value ..........................................................................    $  96,801,556   $ 107,285,707
                                                                                                      ==============================
   Shares outstanding ............................................................................        8,518,111      10,833,444
                                                                                                      ==============================
   Net asset value and maximum offering price per share a ........................................    $       11.36   $        9.90
                                                                                                      ==============================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 209

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 29, 2008

                                                              --------------------------------------------------------------
                                                                FRANKLIN        FRANKLIN        FRANKLIN       FRANKLIN
                                                                 ARIZONA        COLORADO       CONNECTICUT      DOUBLE
                                                                TAX-FREE        TAX-FREE         TAX-FREE       TAX-FREE
                                                               INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND
                                                              --------------------------------------------------------------
Investment income:
   Interest ...............................................   $  50,834,823   $  24,530,504   $  18,052,461   $  25,535,317
                                                              --------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ..............................       4,899,416       2,487,637       1,925,175       2,636,980
   Distribution fees: (Note 3c)
     Class A ..............................................         954,687         443,373         312,489         464,580
     Class B ..............................................         124,452              --              --              --
     Class C ..............................................         409,043         352,471         358,224         426,521
   Transfer agent fees (Note 3e) ..........................         352,330         218,706         170,056         297,884
   Custodian fees .........................................          15,511           7,438           5,545           8,039
   Reports to shareholders ................................          47,955          31,512          20,768          30,938
   Registration and filing fees ...........................          23,226          10,961           7,832          62,550
   Professional fees ......................................          36,404          24,599          22,450          24,721
   Trustees' fees and expenses ............................           8,520           4,044           3,043           4,270
   Other ..................................................          68,694          39,333          36,359          30,774
                                                              --------------------------------------------------------------
       Total expenses .....................................       6,940,238       3,620,074       2,861,941       3,987,257
                                                              --------------------------------------------------------------
         Net investment income ............................      43,894,585      20,910,430      15,190,520      21,548,060
                                                              --------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..............       1,596,150         168,730          95,770      (1,152,627)
   Net change in unrealized appreciation (depreciation)
     on investments .......................................     (82,873,545)    (42,674,984)    (25,882,364)    (43,332,175)
                                                              --------------------------------------------------------------
Net realized and unrealized gain (loss) ...................     (81,277,395)    (42,506,254)    (25,786,594)    (44,484,802)
                                                              --------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ........................................   $ (37,382,810)  $ (21,595,824)  $ (10,596,074)  $ (22,936,742)
                                                              ==============================================================


210 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2008

                                                         -------------------------------------------------------------------------
                                                          FRANKLIN FEDERAL   FRANKLIN FEDERAL       FRANKLIN          FRANKLIN
                                                         INTERMEDIATE-TERM     LIMITED-TERM        HIGH YIELD        NEW JERSEY
                                                              TAX-FREE           TAX-FREE           TAX-FREE          TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                         -------------------------------------------------------------------------
Investment income:
   Interest ..........................................   $      29,845,888   $        943,287   $   345,595,660   $    62,940,543
                                                         -------------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) .........................           3,337,695            130,096        27,891,265         6,150,775
   Administrative fees (Note 3b) .....................                  --             52,038                --                --
   Distribution fees: (Note 3c)
      Class A ........................................             653,122             39,097         5,042,645         1,076,603
      Class B ........................................                  --                 --         1,158,434           434,667
      Class C ........................................             192,343                 --         4,845,686         1,089,198
   Transfer agent fees (Note 3e) .....................             519,623             31,835         3,163,574           624,553
   Custodian fees ....................................              10,210                331            92,537            19,426
   Reports to shareholders ...........................              70,225              2,019           419,592            82,746
   Registration and filing fees ......................              94,396             20,695           228,473            19,400
   Professional fees .................................              26,923             19,121            96,400            38,293
   Trustees' fees and expenses .......................               5,495                178            51,738            10,644
   Other .............................................              70,389             15,806           365,041            74,796
                                                         -------------------------------------------------------------------------
         Total expenses ..............................           4,980,421            311,216        43,355,385         9,621,101
         Expenses waived/paid by affiliates
           (Note 3f) .................................                  --           (180,782)               --                --
                                                         -------------------------------------------------------------------------
            Net expenses .............................           4,980,421            130,434        43,355,385         9,621,101
                                                         -------------------------------------------------------------------------
               Net investment income .................          24,865,467            812,853       302,240,275        53,319,442
                                                         -------------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .........          (1,463,582)             6,997       (65,781,744)          585,689
   Net change in unrealized appreciation
     (depreciation) on investments ...................         (25,535,275)            15,741      (549,544,067)      (85,633,954)
                                                         -------------------------------------------------------------------------
Net realized and unrealized gain (loss) ..............         (26,998,857)            22,738      (615,325,811)      (85,048,265)
                                                         -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations .........................................   $      (2,133,390)  $        835,591   $  (313,085,536)  $   (31,728,823)
                                                         =========================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 211

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 29, 2008

                                                                                                ----------------------------------
                                                                                                    FRANKLIN          FRANKLIN
                                                                                                     OREGON         PENNSYLVANIA
                                                                                                    TAX-FREE          TAX-FREE
                                                                                                  INCOME FUND       INCOME FUND
                                                                                                ----------------------------------
Investment income:
   Interest .................................................................................   $    38,954,386   $    44,705,213
                                                                                                ----------------------------------
Expenses:
   Management fees (Note 3a) ................................................................         3,894,978         4,363,450
   Distribution fees: (Note 3c)
      Class A ...............................................................................           715,620           765,126
      Class B ...............................................................................                --           266,386
      Class C ...............................................................................           615,322           674,631
   Transfer agent fees (Note 3e) ............................................................           328,170           540,461
   Custodian fees ...........................................................................            11,876            13,664
   Reports to shareholders ..................................................................            44,163            66,295
   Registration and filing fees .............................................................            12,678            12,465
   Professional fees ........................................................................            31,552            34,695
   Trustees' fees and expenses ..............................................................             6,776             7,491
   Other ....................................................................................            60,976            63,613
                                                                                                ----------------------------------
         Total expenses .....................................................................         5,722,111         6,808,277
                                                                                                ----------------------------------
            Net investment income ...........................................................        33,232,275        37,896,936
                                                                                                ----------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ................................................        (1,037,084)        2,020,609
   Net change in unrealized appreciation (depreciation) on investments ......................       (47,614,903)      (61,479,260)
                                                                                                ----------------------------------
Net realized and unrealized gain (loss) .....................................................       (48,651,987)      (59,458,651)
                                                                                                ----------------------------------
Net increase (decrease) in net assets resulting from operations .............................   $   (15,419,712)  $   (21,561,715)
                                                                                                ==================================


212 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 -------------------------------------------------------------------
                                                                         FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                                       TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,             YEAR ENDED FEBRUARY 28,
                                                                      2008 a            2007             2008 a            2007
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $   43,894,585   $    41,473,067    $  20,910,430   $   19,009,342
      Net realized gain (loss) from investments ..............        1,596,150            16,102          168,730          455,753
      Net change in unrealized appreciation
         (depreciation) on investments .......................      (82,873,545)        5,981,067      (42,674,984)       2,701,363
                                                                 -------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations .....................      (37,382,810)       47,470,236      (21,595,824)      22,166,458
                                                                 -------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................      (41,226,722)      (38,507,587)     (18,762,346)     (17,382,896)
         Class B .............................................         (721,813)         (805,152)              --               --
         Class C .............................................       (2,337,570)       (1,998,504)      (1,975,690)      (1,758,014)
                                                                 -------------------------------------------------------------------
   Total distributions to shareholders .......................      (44,286,105)      (41,311,243)     (20,738,036)     (19,140,910)
                                                                 -------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .............................................       60,653,009        37,344,539       55,622,490       41,205,476
         Class B .............................................       (1,728,316)       (1,379,950)              --               --
         Class C .............................................       11,159,964         6,912,195        9,911,611        6,905,826
                                                                 -------------------------------------------------------------------
   Total capital share transactions ..........................       70,084,657        42,876,784       65,534,101       48,111,302
                                                                 -------------------------------------------------------------------
   Redemption fees ...........................................            3,235             1,518              108               71
                                                                 -------------------------------------------------------------------
            Net increase (decrease) in net assets ............      (11,581,023)       49,037,295       23,200,349       51,136,921
Net assets:
   Beginning of year .........................................    1,008,287,160       959,249,865      477,420,358      426,283,437
                                                                 -------------------------------------------------------------------
   End of year ...............................................   $  996,706,137   $ 1,008,287,160    $ 500,620,707   $  477,420,358
                                                                 ===================================================================
Distributions in excess of net investment income
   included in net assets:
         End of year .........................................   $     (544,290)  $      (152,250)   $    (213,171)  $     (326,051)
                                                                 ===================================================================

a For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 213

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    ---------------------------------------------------------------
                                                                         FRANKLIN CONNECTICUT               FRANKLIN DOUBLE
                                                                         TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                    ---------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,          YEAR ENDED FEBRUARY 28,
                                                                        2008 a           2007           2008 a            2007
                                                                    ---------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
   Net investment income ........................................   $  15,190,520   $  13,829,456   $   21,548,060   $  18,317,764
   Net realized gain (loss) from investments ....................          95,770         597,015       (1,152,627)        (39,264)
   Net change in unrealized appreciation (depreciation)
     on investments .............................................     (25,882,364)        759,714      (43,332,175)      3,955,304
                                                                    ---------------------------------------------------------------
         Net increase (decrease) in net assets resulting
           from operations ......................................     (10,596,074)     15,186,185      (22,936,742)     22,233,804
                                                                    ---------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A ..................................................     (13,244,839)    (12,121,949)     (19,216,814)    (16,359,351)
       Class C ..................................................      (1,981,566)     (1,801,317)      (2,343,586)     (2,044,822)
                                                                    ---------------------------------------------------------------
   Total distributions to shareholders ..........................     (15,226,405)    (13,923,266)     (21,560,400)    (18,404,173)
                                                                    ---------------------------------------------------------------
   Capital share transactions: (Note 2)
       Class A ..................................................      32,628,406      29,805,787       72,989,889      54,608,839
       Class C ..................................................       6,344,477       6,840,808       13,745,139       2,406,222
                                                                    ---------------------------------------------------------------
   Total capital share transactions .............................      38,972,883      36,646,595       86,735,028      57,015,061
                                                                    ---------------------------------------------------------------
   Redemption fees ..............................................           2,135             200              432           4,941
                                                                    ---------------------------------------------------------------
         Net increase (decrease) in net assets ..................      13,152,539      37,909,714       42,238,318      60,849,637
Net assets:
   Beginning of year ............................................     357,881,009     319,971,295      487,261,562     426,411,929
                                                                    ---------------------------------------------------------------
   End of year ..................................................   $ 371,033,548   $ 357,881,009   $  529,499,880   $ 487,261,562
                                                                    ===============================================================
Distributions in excess of net investment income included
   in net assets:
     End of year ................................................   $    (226,283)  $    (190,188)  $     (243,881)  $    (217,232)
                                                                    ===============================================================

a For the year ended February 29.


214 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   ---------------------------------------------------------------
                                                                           FRANKLIN FEDERAL                 FRANKLIN FEDERAL
                                                                          INTERMEDIATE-TERM                   LIMITED-TERM
                                                                         TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                                   ---------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                       2008 a           2007            2008 a            2007
                                                                   ---------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ......................................  $  24,865,467   $  21,571,807   $      812,853   $     609,910
     Net realized gain (loss) from investments ..................     (1,463,582)       (331,035)           6,997        (289,453)
     Net change in unrealized appreciation (depreciation)
       on investments ...........................................    (25,535,275)      3,318,807           15,741         331,178
                                                                   ---------------------------------------------------------------
         Net increase (decrease) in net assets resulting
           from operations ......................................     (2,133,390)     24,559,579          835,591         651,635
                                                                   ---------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A ..................................................    (24,178,554)    (20,803,274)        (848,587)       (624,236)
       Class C ..................................................       (929,706)       (906,501)              --              --
                                                                   ---------------------------------------------------------------
   Total distributions to shareholders ..........................    (25,108,260)    (21,709,775)        (848,587)       (624,236)
   Capital share transactions: (Note 2)
       Class A ..................................................    114,449,992      68,175,477       25,243,504      (7,353,306)
       Class C ..................................................      7,574,428      (1,768,725)              --              --
                                                                   ---------------------------------------------------------------
   Total capital share transactions .............................    122,024,420      66,406,752       25,243,504      (7,353,306)
                                                                   ---------------------------------------------------------------
   Redemption fees ..............................................         11,727          17,577            1,188           3,498
                                                                   ---------------------------------------------------------------
         Net increase (decrease) in net assets ..................     94,794,497      69,274,133       25,231,696      (7,322,409)
Net assets:
   Beginning of year ............................................    639,801,114     570,526,981       18,682,575      26,004,984
                                                                   ---------------------------------------------------------------
   End of year ..................................................  $ 734,595,611   $ 639,801,114   $   43,914,271   $  18,682,575
                                                                   ===============================================================
Undistributed net investment income (distributions in
   excess of net investment income) included in net assets:
     End of year ................................................  $    (381,164)  $    (135,271)  $       14,365   $      50,433
                                                                   ===============================================================

a For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 215

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                -------------------------------------------------------------------
                                                                       FRANKLIN HIGH YIELD              FRANKLIN NEW JERSEY
                                                                      TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                -------------------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                     2008 a           2007             2008 a            2007
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................  $   302,240,275  $   298,956,421  $    53,319,442  $    47,795,245
      Net realized gain (loss) from investments ..............      (65,781,744)       5,854,079          585,689          521,124
      Net change in unrealized appreciation
        (depreciation) on investments ........................     (549,544,067)     103,785,915      (85,633,954)       7,161,104
                                                                -------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .........................     (313,085,536)     408,596,415      (31,728,823)      55,477,473
                                                                -------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A ...............................................     (253,354,831)    (249,836,216)     (44,993,101)     (40,003,015)
       Class B ...............................................       (7,712,274)      (9,809,693)      (2,418,675)      (2,775,587)
       Class C ...............................................      (32,097,488)     (30,648,621)      (6,021,906)      (5,422,963)
       Advisor Class .........................................       (4,961,732)        (832,882)              --               --
                                                                -------------------------------------------------------------------
   Total distributions to shareholders .......................     (298,126,325)    (291,127,412)     (53,433,682)     (48,201,565)
                                                                -------------------------------------------------------------------
   Capital share transactions: (Note 2)
       Class A ...............................................      (34,911,873)     159,947,392      144,596,476      108,761,479
       Class B ...............................................      (58,694,299)     (29,738,908)      (7,663,204)      (6,495,109)
       Class C ...............................................        9,046,334       52,433,727       19,023,864       18,310,768
       Advisor Class .........................................      102,101,660       52,178,163               --               --
                                                                -------------------------------------------------------------------
   Total capital share transactions ..........................       17,541,822      234,820,374      155,957,136      120,577,138
                                                                -------------------------------------------------------------------
   Redemption fees ...........................................           20,713           16,656           18,285            2,923
                                                                -------------------------------------------------------------------
         Net increase (decrease) in net assets ...............     (593,649,326)     352,306,033       70,812,916      127,855,969
Net assets:
   Beginning of year .........................................    6,359,274,552    6,006,968,519    1,237,705,553    1,109,849,584
                                                                -------------------------------------------------------------------
   End of year ...............................................  $ 5,765,625,226  $ 6,359,274,552  $ 1,308,518,469  $ 1,237,705,553
                                                                ===================================================================
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of year ............................................  $    10,520,494  $     7,123,687  $      (783,499) $      (654,717)
                                                                ===================================================================

a For the year ended February 29.


216 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                             ------------------------------------------------------------------
                                                                     FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                                  TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                             ------------------------------------------------------------------
                                                                 YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                 2008 a            2007            2008 a            2007
                                                             ------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..............................   $   33,232,275   $   30,311,156   $   37,896,936   $   36,094,954
      Net realized gain (loss) from investments ..........       (1,037,084)         469,938        2,020,609        1,281,423
      Net change in unrealized appreciation
         (depreciation) on investments ...................      (47,614,903)       2,088,783      (61,479,260)       2,394,879
                                                             ------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations .................      (15,419,712)      32,869,877      (21,561,715)      39,771,256
                                                             ------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .........................................      (29,363,730)     (26,548,588)     (32,486,231)     (31,312,084)
         Class B .........................................               --               --       (1,502,874)      (1,698,161)
         Class C .........................................       (3,328,278)      (3,018,791)      (3,775,781)      (3,524,304)
                                                             ------------------------------------------------------------------
   Total distributions to shareholders ...................      (32,692,008)     (29,567,379)     (37,764,886)     (36,534,549)
                                                             ------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .........................................       75,212,282       58,650,149       72,804,990       26,319,729
         Class B .........................................               --               --       (4,030,087)      (3,838,588)
         Class C .........................................       10,709,229        7,088,064       13,664,921       11,798,972
                                                             ------------------------------------------------------------------
   Total capital share transactions ......................       85,921,511       65,738,213       82,439,824       34,280,113
                                                             ------------------------------------------------------------------
   Redemption fees .......................................            3,271              147            4,771              398
                                                             ------------------------------------------------------------------
            Net increase (decrease) in net assets ........       37,813,062       69,040,858       23,117,994       37,517,218
Net assets:
   Beginning of year .....................................      778,635,100      709,594,242      891,670,940      854,153,722
                                                             ------------------------------------------------------------------
   End of year ...........................................   $  816,448,162   $  778,635,100   $  914,788,934   $  891,670,940
                                                             ==================================================================
Undistributed net investment income (distributions in
   excess of net investment income) included in net
   assets:
      End of year ........................................   $    1,220,279   $      720,012   $     (580,859)  $     (706,019)
                                                             ==================================================================

a For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 217

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-five separate funds. All funds included in this report (Funds) are diversified, except the Franklin Double Tax-Free Income Fund, which is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------------------
CLASS A                                                  CLASS A, CLASS B & CLASS C
---------------------------------------------------------------------------------------------------
Franklin Federal Limited-Term Tax-Free Income Fund       Franklin Arizona Tax-Free Income Fund
                                                         Franklin New Jersey Tax-Free Income Fund
                                                         Franklin Pennsylvania Tax-Free Income Fund

---------------------------------------------------------------------------------------------------
CLASS A & CLASS C                                        CLASS A, CLASS B, CLASS C & ADVISOR CLASS
---------------------------------------------------------------------------------------------------
Franklin Colorado Tax-Free Income Fund                   Franklin High Yield Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


218 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 29, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                             Annual Report | 219

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


220 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 29, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                      ----------------------------------------------------------
                                                            FRANKLIN ARIZONA              FRANKLIN COLORADO
                                                                TAX-FREE                      TAX-FREE
                                                               INCOME FUND                   INCOME FUND
                                                      ----------------------------------------------------------
                                                         SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
   Shares sold ....................................    16,249,411   $  177,756,709    8,421,827   $  99,998,830
   Shares issued in reinvestment
     of distributions .............................     2,063,970       22,538,873      917,420      10,876,440
   Shares redeemed ................................   (12,817,463)    (139,642,573)  (4,661,778)    (55,252,780)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................     5,495,918   $   60,653,009    4,677,469   $  55,622,490
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold ....................................    12,333,300   $  135,919,403    6,334,963   $  75,761,896
   Shares issued in reinvestment
     of distributions .............................     1,854,336       20,431,487      808,412       9,666,464
   Shares redeemed ................................   (10,807,139)    (119,006,351)  (3,702,408)    (44,222,884)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................     3,380,497   $   37,344,539    3,440,967   $  41,205,476
                                                      ==========================================================
CLASS B SHARES:
Year ended February 29, 2008
   Shares sold ....................................       110,231   $    1,185,921
   Shares issued in reinvestment
     of distributions .............................        38,372          421,666
   Shares redeemed ................................      (302,851)      (3,335,903)
                                                      -----------------------------
   Net increase (decrease) ........................      (154,248)  $   (1,728,316)
                                                      =============================
Year ended February 28, 2007
   Shares sold ....................................        55,977   $      619,656
   Shares issued in reinvestment
     of distributions .............................        44,020          487,639
   Shares redeemed ................................      (224,011)      (2,487,245)
                                                      -----------------------------
   Net increase (decrease) ........................      (124,014)  $   (1,379,950)
                                                      =============================
CLASS C SHARES:
Year ended February 29, 2008
   Shares sold ....................................     1,910,476   $   21,108,685    1,637,001   $  19,595,410
   Shares issued in reinvestment
     of distributions .............................       132,425        1,461,258      110,452       1,319,254
   Shares redeemed ................................    (1,035,304)     (11,409,979)    (921,903)    (11,003,053)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................     1,007,597   $   11,159,964      825,550   $   9,911,611
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold ....................................     1,219,939   $   13,578,793    1,188,883   $  14,311,574
   Shares issued in reinvestment
     of distributions .............................       106,928        1,190,123       93,810       1,129,596
   Shares redeemed ................................      (706,916)      (7,856,721)    (709,009)     (8,535,344)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................       619,951   $    6,912,195      573,684   $   6,905,826
                                                      ==========================================================


                                                             Annual Report | 221

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      ----------------------------------------------------------
                                                          FRANKLIN CONNECTICUT             FRANKLIN DOUBLE
                                                                TAX-FREE                      TAX-FREE
                                                               INCOME FUND                   INCOME FUND
                                                      ----------------------------------------------------------
                                                         SHARES         AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
   Shares sold ....................................     7,329,502   $   80,072,069   11,692,561   $ 138,191,821
   Shares issued in reinvestment
     of distributions .............................       696,086        7,604,451    1,130,372      13,331,291
   Shares redeemed ................................    (5,040,494)     (55,048,114)  (6,662,902)    (78,533,223)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................     2,985,094   $   32,628,406    6,160,031   $  72,989,889
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold ....................................     5,809,929   $   64,043,710    8,160,497   $  97,082,744
   Shares issued in reinvestment
     of distributions .............................       611,177        6,743,520      895,194      10,646,518
   Shares redeemed ................................    (3,719,851)     (40,981,443)  (4,476,753)    (53,120,423)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................     2,701,255   $   29,805,787    4,578,938   $  54,608,839
                                                      ==========================================================
CLASS C SHARES:
Year ended February 29, 2008
   Shares sold ....................................     1,374,411   $   15,127,228    1,965,445   $  23,306,648
   Shares issued in reinvestment
     of distributions .............................       111,175        1,220,793      129,458       1,531,953
   Shares redeemed ................................      (910,872)     (10,003,544)    (938,169)    (11,093,462)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................       574,714   $    6,344,477    1,156,734   $  13,745,139
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold ....................................     1,110,519   $   12,301,790    1,039,393   $  12,397,388
   Shares issued in reinvestment
     of distributions .............................        99,750        1,106,043      108,508       1,294,419
   Shares redeemed ................................      (592,040)      (6,567,025)    (945,437)    (11,285,585)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................       618,229   $    6,840,808      202,464   $   2,406,222
                                                      ==========================================================

                                                      ----------------------------------------------------------
                                                            FRANKLIN FEDERAL              FRANKLIN FEDERAL
                                                       INTERMEDIATE-TERM TAX-FREE       LIMITED-TERM TAX-FREE
                                                               INCOME FUND                   INCOME FUND
                                                      ----------------------------------------------------------
                                                        SHARES          AMOUNT         SHARES         AMOUNT
                                                      ----------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
   Shares sold ....................................    23,760,378   $  270,017,318    3,660,204   $  36,547,690
   Shares issued in reinvestment
     of distributions .............................     1,389,981       15,783,901       63,352         631,847
   Shares redeemed ................................   (15,080,606)    (171,351,227)  (1,197,060)    (11,936,033)
                                                      ----------------------------------------------------------
Net increase (decrease) ...........................    10,069,753   $  114,449,992    2,526,496   $  25,243,504
                                                      ==========================================================
Year ended February 28, 2007
   Shares sold ....................................    16,784,533   $  190,605,644      759,028   $   7,518,682
   Shares issued in reinvestment
     of distributions .............................     1,213,516       13,779,788       51,961         514,763
   Shares redeemed ................................   (12,012,731)    (136,209,955)  (1,553,981)    (15,386,751)
                                                      ----------------------------------------------------------
   Net increase (decrease) ........................     5,985,318   $   68,175,477     (742,992)  $  (7,353,306)
                                                      ==========================================================


222 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        ---------------------------
                                             FRANKLIN FEDERAL
                                        INTERMEDIATE-TERM TAX-FREE
                                               INCOME FUND
                                        ---------------------------
                                          SHARES         AMOUNT
                                        ---------------------------
CLASS C SHARES:
Year ended February 29, 2008
   Shares sold .....................     1,317,329   $  15,038,582
   Shares issued in reinvestment
     of distributions ..............        52,715         599,721
   Shares redeemed .................      (709,443)     (8,063,875)
                                        ---------------------------
   Net increase (decrease) .........       660,601   $   7,574,428
                                        ===========================
Year ended February 28, 2007
   Shares sold .....................       540,019   $   6,149,457
   Shares issued in reinvestment
     of distributions ..............        53,346         606,627
   Shares redeemed .................      (749,727)     (8,524,809)
                                        ---------------------------
   Net increase (decrease) .........      (156,362)  $  (1,768,725)
                                        ===========================

                                        ----------------------------------------------------------------
                                               FRANKLIN HIGH YIELD             FRANKLIN NEW JERSEY
                                                    TAX-FREE                         TAX-FREE
                                                   INCOME FUND                      INCOME FUND
                                        ----------------------------------------------------------------
                                           SHARES           AMOUNT           SHARES          AMOUNT
                                        ----------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
   Shares sold .....................      71,501,765    $  764,154,777     24,068,387    $  289,322,709
   Shares issued in reinvestment
     of distributions ..............      13,397,140       143,166,037      2,259,938        27,128,809
   Shares redeemed .................     (88,406,003)     (942,232,687)   (14,338,394)     (171,855,042)
                                        ----------------------------------------------------------------
   Net increase (decrease) .........      (3,507,098)   $  (34,911,873)    11,989,931    $  144,596,476
                                        ================================================================
Year ended February 28, 2007
   Shares sold .....................      63,582,718    $  690,963,191     16,893,523    $  204,068,722
   Shares issued in reinvestment
     of distributions ..............      12,516,618       136,066,513      1,965,859        23,742,079
   Shares redeemed .................     (61,453,766)     (667,082,312)    (9,870,787)     (119,049,322)
                                        ----------------------------------------------------------------
   Net increase (decrease) .........      14,645,570    $  159,947,392      8,988,595    $  108,761,479
                                        ================================================================
CLASS B SHARES:
Year ended February 29, 2008
   Shares sold .....................         237,078    $    2,567,299         49,149    $      593,550
   Shares issued in reinvestment
     of distributions ..............         410,319         4,420,903        130,747         1,579,036
   Shares redeemed .................      (6,094,265)      (65,682,501)      (814,055)       (9,835,790)
                                        ----------------------------------------------------------------
   Net increase (decrease) .........      (5,446,868)   $  (58,694,299)      (634,159)   $   (7,663,204)
                                        ================================================================
Year ended February 28, 2007
   Shares sold .....................         335,266    $    3,661,866         76,036    $      920,327
   Shares issued in reinvestment
     of distributions ..............         504,017         5,512,457        148,092         1,797,779
   Shares redeemed .................      (3,552,905)      (38,913,231)      (758,569)       (9,213,215)
                                        ----------------------------------------------------------------
   Net increase (decrease) .........      (2,713,622)   $  (29,738,908)      (534,441)   $   (6,495,109)
                                        ================================================================


                                                             Annual Report | 223

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        ----------------------------------------------------------------
                                             FRANKLIN HIGH YIELD               FRANKLIN NEW JERSEY
                                                  TAX-FREE                           TAX-FREE
                                                 INCOME FUND                        INCOME FUND
                                        ----------------------------------------------------------------
                                           SHARES          AMOUNT            SHARES           AMOUNT
                                        ----------------------------------------------------------------
CLASS C SHARES:
Year ended February 29, 2008
   Shares sold .....................      12,606,168    $  136,314,998      3,963,378    $   48,078,882
   Shares issued in reinvestment
     of distributions ..............       1,779,774        19,232,738        323,070         3,910,931
   Shares redeemed .................     (13,586,770)     (146,501,402)    (2,721,708)      (32,965,949)
                                        ----------------------------------------------------------------
   Net increase (decrease) .........         799,172    $    9,046,334      1,564,740    $   19,023,864
                                        ================================================================
Year ended February 28, 2007
   Shares sold .....................      13,123,558    $  144,182,689      2,916,408    $   35,511,302
   Shares issued in reinvestment
     of distributions ..............       1,653,754        18,171,718        288,499         3,511,145
   Shares redeemed .................     (10,018,868)     (109,920,680)    (1,703,406)      (20,711,679)
                                        ----------------------------------------------------------------
   Net increase (decrease) .........       4,758,444    $   52,433,727      1,501,501    $   18,310,768
                                        ================================================================
ADVISOR CLASS SHARES:
Year ended February 29, 2008
   Shares sold .....................      13,907,786    $  148,681,975
   Shares issued in reinvestment
     of distributions ..............          58,477           621,453
   Shares redeemed .................      (4,444,576)      (47,201,768)
                                        -------------------------------
   Net increase (decrease) .........       9,521,687    $  102,101,660
                                        ===============================
Year ended February 28, 2007
   Shares sold .....................       4,984,655    $   54,644,355
   Shares issued in reinvestment
     of distributions ..............          10,808           118,284
   Shares redeemed .................        (234,572)       (2,584,476)
                                        -------------------------------
   Net increase (decrease) .........       4,760,891    $   52,178,163
                                        ===============================

                                        ----------------------------------------------------------------
                                                FRANKLIN OREGON               FRANKLIN PENNSYLVANIA
                                                    TAX-FREE                         TAX-FREE
                                                  INCOME FUND                      INCOME FUND
                                        ----------------------------------------------------------------
                                           SHARES           AMOUNT           SHARES           AMOUNT
                                        ----------------------------------------------------------------
CLASS A SHARES:
Year ended February 29, 2008
   Shares sold .....................      11,545,590    $  135,606,551     14,217,025    $  146,656,423
   Shares issued in reinvestment
     of distributions ..............       1,724,194        20,243,343      1,888,388        19,462,421
   Shares redeemed .................      (6,879,077)      (80,637,612)    (9,056,899)      (93,313,854)
                                        ----------------------------------------------------------------
   Net increase (decrease) .........       6,390,707    $   75,212,282      7,048,514    $   72,804,990
                                        ================================================================
Year ended February 28, 2007
   Shares sold .....................       9,882,585    $  116,511,413      8,862,926    $   91,841,699
   Shares issued in reinvestment
     of distributions ..............       1,496,094        17,655,896      1,774,687        18,392,663
   Shares redeemed .................      (6,405,345)      (75,517,160)    (8,095,507)      (83,914,633)
                                        ----------------------------------------------------------------
   Net increase (decrease) .........       4,973,334    $   58,650,149      2,542,106    $   26,319,729
                                        ================================================================


224 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               ------------------------------------------------------------------
                                                                       FRANKLIN OREGON                 FRANKLIN PENNSYLVANIA
                                                                          TAX-FREE                            TAX-FREE
                                                                         INCOME FUND                        INCOME FUND
                                                               ------------------------------------------------------------------
                                                                  SHARES           AMOUNT             SHARES           AMOUNT
                                                               ------------------------------------------------------------------
CLASS B SHARES:
Year ended February 29, 2008
   Shares sold ............................................                                             34,269     $     356,647
   Shares issued in reinvestment
      of distributions ....................................                                             89,957           930,268
   Shares redeemed ........................................                                           (513,532)       (5,317,002)
                                                                                                   ------------------------------
   Net increase (decrease) ................................                                           (389,306)    $  (4,030,087)
                                                                                                   ==============================
Year ended February 28, 2007
   Shares sold ............................................                                             33,597     $     348,631
   Shares issued in reinvestment
      of distributions ....................................                                             97,957         1,018,383
   Shares redeemed ........................................                                           (501,542)       (5,205,602)
                                                                                                   ------------------------------
   Net increase (decrease) ................................                                           (369,988)    $  (3,838,588)
                                                                                                   ==============================
CLASS C SHARES:
Year ended February 29, 2008
   Shares sold ............................................      2,110,384     $   25,039,193        2,532,495     $  26,319,542
   Shares issued in reinvestment
      of distributions ....................................        185,508          2,199,832          228,837         2,376,995
   Shares redeemed ........................................     (1,393,397)       (16,529,796)      (1,449,463)      (15,031,616)
                                                               ------------------------------------------------------------------
   Net increase (decrease) ................................        902,495     $   10,709,229        1,311,869     $  13,664,921
                                                               ==================================================================
Year ended February 28, 2007
   Shares sold ............................................      1,586,817     $   18,908,076        2,161,676     $  22,594,947
   Shares issued in reinvestment
      of distributions ....................................        164,242          1,956,691          213,498         2,229,810
   Shares redeemed ........................................     (1,158,924)       (13,776,703)      (1,245,375)      (13,025,785)
                                                               ------------------------------------------------------------------
   Net increase (decrease) ................................        592,135     $    7,088,064        1,129,799     $  11,798,972
                                                               ==================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                                                             Annual Report | 225

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

Effective January 1, 2008, the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
      0.625%                Up to and including $100 million
      0.500%                Over $100 million, up to and including $250 million
      0.450%                Over $250 million, up to and including $7.5 billion
      0.440%                Over $7.5 billion, up to and including $10 billion
      0.430%                Over $10 billion, up to and including $12.5 billion
      0.420%                Over $12.5 billion, up to and including $15 billion
      0.400%                Over $15 billion, up to and including $17.5 billion
      0.380%                Over $17.5 billion, up to and including $20 billion
      0.360%                In excess of $20 billion

Prior to January 1, 2008, the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, paid fees to Advisers based on the month-end net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
      0.625%                Up to and including $100 million
      0.500%                Over $100 million, up to and including $250 million
      0.450%                Over $250 million, up to and including $10 billion
      0.440%                Over $10 billion, up to and including $12.5 billion
      0.420%                Over $12.5 billion, up to and including $15 billion
      0.400%                Over $15 billion, up to and including $17.5 billion
      0.380%                Over $17.5 billion, up to and including $20 billion
      0.360%                In excess of $20 billion

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
      0.500%                Up to and including $100 million
      0.450%                Over $100 million, up to and including $250 million
      0.425%                Over $250 million, up to and including $500 million
      0.400%                In excess of $500 million

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. Under an agreement with Advisers, the administrative fee for the Funds is paid by Advisers, except for the Franklin Federal Limited-Term Tax-Free Income Fund, based on each fund's average daily net assets, and is not an additional expense of the funds. The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of its respective average daily net assets.


226 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        --------------------------------------------------------
                         FRANKLIN         FRANKLIN       FRANKLIN     FRANKLIN
                          ARIZONA         COLORADO     CONNECTICUT     DOUBLE
                         TAX-FREE         TAX-FREE       TAX-FREE     TAX-FREE
                        INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                        --------------------------------------------------------
Reimbursement Plans:
   Class A ..........       0.10%          0.10%          0.10%         0.10%

Compensation Plans:
   Class B ..........       0.65%            --             --           --
   Class C ..........       0.65%          0.65%          0.65%         0.65%

                        --------------------------------------------------------
                          FRANKLIN        FRANKLIN
                           FEDERAL         FEDERAL       FRANKLIN     FRANKLIN
                        INTERMEDIATE-   LIMITED-TERM    HIGH YIELD   NEW JERSEY
                        TERM TAX-FREE     TAX-FREE       TAX-FREE     TAX-FREE
                         INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                        --------------------------------------------------------
Reimbursement Plans:
   Class A ..........       0.10%            --           0.10%         0.10%

Compensation Plans:
   Class A ..........         --           0.15%           --            --
   Class B ..........         --             --           0.65%         0.65%
   Class C ..........       0.65%            --           0.65%         0.65%

                        ----------------------------
                         FRANKLIN         FRANKLIN
                          OREGON        PENNSYLVANIA
                         TAX-FREE         TAX-FREE
                        INCOME FUND     INCOME FUND
                        ----------------------------
Reimbursement Plans:
   Class A ..........       0.10%          0.10%

Compensation Plans:
   Class B ..........         --           0.65%
   Class C ..........       0.65%          0.65%


                                                             Annual Report | 227

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                    --------------------------------------------------------
                                                     FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN
                                                      ARIZONA        COLORADO      CONNECTICUT     DOUBLE
                                                     TAX-FREE        TAX-FREE       TAX-FREE      TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                                    --------------------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..........     $341,670        $214,244       $121,537      $365,313
Contingent deferred sales charges retained ......     $ 56,737        $ 29,834       $ 10,151      $ 16,335

                                                    --------------------------------------------------------
                                                       FRANKLIN      FRANKLIN
                                                       FEDERAL        FEDERAL       FRANKLIN      FRANKLIN
                                                    INTERMEDIATE-   LIMITED-TERM   HIGH YIELD    NEW JERSEY
                                                    TERM TAX-FREE     TAX-FREE      TAX-FREE      TAX-FREE
                                                     INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                    --------------------------------------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..........      $52,439         $ 9,246     $1,341,003      $342,604
Contingent deferred sales charges retained ......      $30,488         $ 4,947     $  383,946      $101,477

                                                    ----------------------------
                                                     FRANKLIN         FRANKLIN
                                                      OREGON        PENNSYLVANIA
                                                     TAX-FREE         TAX-FREE
                                                    INCOME FUND     INCOME FUND
                                                    ----------------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..........     $356,978        $305,796
Contingent deferred sales charges retained ......     $ 48,416        $ 50,610

E. TRANSFER AGENT FEES

For the year ended February 29, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                    --------------------------------------------------------
                                                     FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN
                                                      ARIZONA        COLORADO      CONNECTICUT     DOUBLE
                                                     TAX-FREE        TAX-FREE       TAX-FREE      TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                                    --------------------------------------------------------
Transfer agent fees .............................     $187,374        $113,136       $ 87,337      $149,029

                                                    --------------------------------------------------------
                                                      FRANKLIN       FRANKLIN
                                                       FEDERAL        FEDERAL       FRANKLIN      FRANKLIN
                                                    INTERMEDIATE-   LIMITED-TERM   HIGH YIELD    NEW JERSEY
                                                    TERM TAX-FREE     TAX-FREE      TAX-FREE      TAX-FREE
                                                     INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                    --------------------------------------------------------
Transfer agent fees .............................      $211,347       $  7,798      $1,654,074     $319,723


228 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES (CONTINUED)

                                                    ----------------------------
                                                     FRANKLIN        FRANKLIN
                                                      OREGON        PENNSYLVANIA
                                                     TAX-FREE        TAX-FREE
                                                    INCOME FUND     INCOME FUND
                                                    ----------------------------
Transfer agent fees .............................     $172,078        $299,108

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Federal Limited-Term Tax-Free Income Fund, FT Services and Adviser have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through June 30, 2008. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After June 30, 2008, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 29, 2008, the capital loss carryforwards were as follows:

                                                    ---------------------------------------------------------
                                                     FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                      ARIZONA        COLORADO      CONNECTICUT      DOUBLE
                                                     TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                    ---------------------------------------------------------
Capital loss carryforwards expiring in:
   2009 .........................................   $        --     $   799,233    $   427,481      $      --
   2011 .........................................            --          81,665         53,698             --
   2012 .........................................    18,541,917       4,695,674      3,034,219             --
   2013 .........................................            --              --             --        200,921
   2014 .........................................     2,638,564              --             --        152,458
   2015 .........................................       659,023              --             --        134,018
   2016 .........................................            --              --             --        503,897
                                                    ---------------------------------------------------------
                                                    $21,839,504     $ 5,576,572    $ 3,515,398      $ 991,294
                                                    =========================================================

                                                    ---------------------------------------------------------
                                                      FRANKLIN       FRANKLIN
                                                       FEDERAL        FEDERAL        FRANKLIN      FRANKLIN
                                                    INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                    TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                     INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                    ---------------------------------------------------------
Capital loss carryforwards expiring in:
   2009 .........................................   $  1,207,419       $     --    $ 73,985,675    $       --
   2010 .........................................        614,893             --      63,519,381            --
   2011 .........................................             --             --     131,377,453            --
   2012 .........................................      2,156,839             --      50,621,589     1,217,817
   2013 .........................................        373,568             --      35,250,377            --
   2014 .........................................        213,358         22,356       7,711,279            --
   2015 .........................................        361,303        319,808              --            --
   2016 .........................................      1,114,337          4,384      62,972,830            --
                                                    ---------------------------------------------------------
                                                    $  6,041,717       $346,548    $425,438,584    $1,217,817
                                                    =========================================================


                                                             Annual Report | 229

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                             ------------------------------
                                                 FRANKLIN       FRANKLIN
                                                  OREGON      PENNSYLVANIA
                                                 TAX-FREE       TAX-FREE
                                               INCOME FUND     INCOME FUND
                                             ------------------------------
Capital loss carryforwards expiring in:
   2009 .................................    $      966,007   $    147,242
   2010 .................................         1,860,003      4,726,279
   2012 .................................         2,455,722             --
   2013 .................................                --        876,215
   2016 .................................           972,134             --
                                             ------------------------------
                                             $    6,253,866   $  5,749,736
                                             ==============================

During the year ended February 29, 2008, the Funds utilized capital loss carryforwards as follows:

    ---------------------------------------------------------------------
     FRANKLIN       FRANKLIN      FRANKLIN     FRANKLIN       FRANKLIN
      ARIZONA       COLORADO    CONNECTICUT   NEW JERSEY    PENNSYLVANIA
     TAX-FREE       TAX-FREE      TAX-FREE     TAX-FREE       TAX-FREE
    INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
   -----------------------------------------------------------------------
    $ 1,566,570   $   307,945   $    95,980   $   600,231   $  2,405,042

On February 29, 2008, the Funds had expired capital loss carryforwards, which were classified to paid-in capital as follows:

       ---------------------------------------------------------
                        FRANKLIN
          FRANKLIN       FEDERAL        FRANKLIN     FRANKLIN
        CONNECTICUT   INTERMEDIATE-    HIGH YIELD     OREGON
         TAX-FREE     TERM TAX-FREE     TAX-FREE     TAX-FREE
        INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
        -------------------------------------------------------
         $ 821,228      $ 314,284     $31,182,025   $ 1,075,373

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 29, 2008, the Franklin Double Tax-Free Income Fund and Franklin Federal Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $482,541 and $346,145, respectively.


230 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended February 29, 2008 and February 28, 2007, was as follows:

                                ----------------------------------------------------------
                                      FRANKLIN ARIZONA             FRANKLIN COLORADO
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                     2008         2007            2008           2007
                                ----------------------------------------------------------
Distributions paid from -
   tax exempt income ........   $ 44,286,105   $ 41,311,243   $ 20,738,036   $ 19,140,910

                                ----------------------------------------------------------
                                    FRANKLIN CONNECTICUT            FRANKLIN DOUBLE
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                     2008         2007            2008           2007
                                ----------------------------------------------------------
Distributions paid from -
   tax exempt income ........   $ 15,226,405   $ 13,923,266   $ 21,560,400   $ 18,404,173

                                ----------------------------------------------------------
                                      FRANKLIN FEDERAL             FRANKLIN FEDERAL
                                     INTERMEDIATE-TERM               LIMITED-TERM
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                     2008         2007            2008           2007
                                ----------------------------------------------------------
Distributions paid from -
   tax exempt income ........   $ 25,108,260   $ 21,709,775   $    848,587   $    624,236

                                ----------------------------------------------------------
                                    FRANKLIN HIGH YIELD           FRANKLIN NEW JERSEY
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                     2008         2007            2008            2007
                                ----------------------------------------------------------
Distributions paid from -
   tax exempt income ........   $298,126,325   $291,127,412   $ 53,433,682   $ 48,201,565

                                ----------------------------------------------------------
                                      FRANKLIN OREGON             FRANKLIN PENNSYLVANIA
                                    TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                ----------------------------------------------------------
                                     2008         2007            2008           2007
                                ----------------------------------------------------------
Distributions paid from -
   tax exempt income ........   $ 32,692,008   $ 29,567,379   $ 37,764,886   $ 36,534,549

At February 29, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income and ordinary income for income tax purposes were as follows:

                                                    -------------------------------------------------
                                                       FRANKLIN          FRANKLIN         FRANKLIN
                                                        ARIZONA          COLORADO       CONNECTICUT
                                                       TAX-FREE           TAX-FREE        TAX-FREE
                                                      INCOME FUND       INCOME FUND     INCOME FUND
                                                    -------------------------------------------------
 Cost of investments ............................   $ 1,026,144,706   $  509,928,091   $ 377,461,391
                                                    =================================================
 Unrealized appreciation ........................   $    30,209,899   $   13,093,246   $   6,901,608
 Unrealized depreciation ........................       (54,895,831)     (28,518,576)    (16,839,185)
                                                    -------------------------------------------------
Net unrealized appreciation (depreciation) ......   $   (24,685,932)  $  (15,425,330)  $  (9,937,577)
                                                    =================================================
Distributable earnings - undistributed tax
  exempt income .................................   $       486,596   $      355,711   $      83,143
                                                    =================================================


                                                             Annual Report | 231

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                    ------------------------------------------------------
                                                        FRANKLIN       FRANKLIN FEDERAL   FRANKLIN FEDERAL
                                                         DOUBLE       INTERMEDIATE-TERM     LIMITED-TERM
                                                        TAX-FREE          TAX-FREE            TAX-FREE
                                                       INCOME FUND       INCOME FUND        INCOME FUND
                                                    ------------------------------------------------------
Cost of investments .............................   $   541,896,579     $  732,272,052      $  45,091,828
                                                    ======================================================
Unrealized appreciation .........................   $    11,946,748     $    8,234,554      $     211,800
Unrealized depreciation .........................       (32,483,110)       (16,684,728)          (237,989)
                                                    ------------------------------------------------------
Net unrealized appreciation (depreciation) ......   $   (20,536,362)    $   (8,450,174)     $     (26,189)
                                                    ======================================================

Distributable earnings - undistributed tax
  exempt income .................................   $       321,617     $      300,029      $      28,712
                                                    ======================================================

                                                    ------------------------------------------------------
                                                         FRANKLIN           FRANKLIN          FRANKLIN
                                                        HIGH YIELD         NEW JERSEY          OREGON
                                                         TAX-FREE           TAX-FREE          TAX-FREE
                                                       INCOME FUND        INCOME FUND        INCOME FUND
                                                    ------------------------------------------------------
Cost of investments .............................   $ 5,803,902,421     $1,313,691,943      $ 827,564,094
                                                    ------------------------------------------------------

Unrealized appreciation .........................   $   210,500,298     $   38,323,871      $  22,668,384
Unrealized depreciation .........................      (340,402,058)       (54,935,896)       (29,891,776)
                                                    ------------------------------------------------------
Net unrealized appreciation (depreciation) ......   $  (129,901,760)    $  (16,612,025)     $  (7,223,392)
                                                    ======================================================

Undistributed tax exempt income .................   $    13,078,566     $      212,866      $   1,887,065
Undistributed ordinary income ...................             1,833                 --                 --
                                                    ------------------------------------------------------
Distributable earnings ..........................   $    13,080,399     $      212,866      $   1,887,065
                                                    ======================================================

                                                    ----------------
                                                        FRANKLIN
                                                      PENNSYLVANIA
                                                        TAX-FREE
                                                      INCOME FUND
                                                    ----------------
Cost of investments .............................   $   926,738,846
                                                    ================

Unrealized appreciation .........................   $    22,695,477
Unrealized depreciation .........................       (38,126,422)
                                                    ----------------
Net unrealized appreciation (depreciation) ......   $   (15,430,945)
                                                    ================

Distributable earnings - undistributed tax
  exempt income .................................   $       319,094
                                                    ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures and bond discounts.


232 | Annual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended February 29, 2008, were as follows:

                                                    ---------------------------------------------------------------
                                                       FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN
                                                        ARIZONA         COLORADO       CONNECTICUT       DOUBLE
                                                       TAX-FREE         TAX-FREE        TAX-FREE        TAX-FREE
                                                      INCOME FUND      INCOME FUND     INCOME FUND     INCOME FUND
                                                    ---------------------------------------------------------------
Purchases .......................................   $   253,718,039   $173,742,866   $   90,144,480   $183,485,925
Sales ...........................................   $   168,483,392   $110,333,183   $   48,968,837   $ 94,114,050

                                                    ---------------------------------------------------------------
                                                       FRANKLIN         FRANKLIN
                                                        FEDERAL          FEDERAL        FRANKLIN        FRANKLIN
                                                     INTERMEDIATE-    LIMITED-TERM     HIGH YIELD      NEW JERSEY
                                                     TERM TAX-FREE      TAX-FREE        TAX-FREE        TAX-FREE
                                                      INCOME FUND      INCOME FUND     INCOME FUND     INCOME FUND
                                                    ---------------------------------------------------------------
Purchases .......................................   $   221,851,847   $ 17,702,813   $1,217,091,278   $ 287,105,044
Sales ...........................................   $   114,703,518   $  3,326,450   $1,235,994,800   $ 141,444,731

                                                    ---------------------------------
                                                        FRANKLIN        FRANKLIN
                                                         OREGON       PENNSYLVANIA
                                                        TAX-FREE        TAX-FREE
                                                       INCOME FUND     INCOME FUND
                                                    ---------------------------------
Purchases .......................................   $   140,386,156   $232,102,289
Sales ...........................................   $    41,890,707   $150,359,880

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 33.20% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 29, 2008, the value of this security was $7,143,050 representing 0.12% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.


                                                             Annual Report | 233

Franklin Tax-Free Trust

7. CONCENTRATION OF RISK

Each of the Funds invest a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund and Franklin High Yield Tax-Free Income Fund. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

8. OTHER CONSIDERATIONS

Officers, directors or employees of the Franklin High Yield Tax-Free Income Fund Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.


234 | Annual Report

Franklin Tax-Free Trust

9. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                             Annual Report | 235

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of the Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 15, 2008


236 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2008. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2009, shareholders will be notified of amounts for use in preparing their 2008 income tax returns.


                                                             Annual Report | 237

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 1984           142                       Bar-S Foods (meat packing
One Franklin Parkway                                                                               company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee           Since April 2007     122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                   Trustee           Since April 2007     122                       Chevron Corporation (global
One Franklin Parkway                                                                               energy company) and ICO Global
San Mateo, CA 94403-1906                                                                           Communications (Holdings)
                                                                                                   Limited (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee           Since 1998           142                       Hess Corporation (exploration
One Franklin Parkway                                                                               and refining of oil and gas),
San Mateo, CA 94403-1906                                                                           H.J. Heinz Company (processed
                                                                                                   foods and allied products), RTI
                                                                                                   International Metals, Inc.
                                                                                                   (manufacture and distribution of
                                                                                                   titanium), Canadian National
                                                                                                   Railway (railroad) and White
                                                                                                   Mountains Insurance Group, Ltd.
                                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


238 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee           Since 1984           122                       Center for Creative Land
One Franklin Parkway                                                                               Recycling (brownfield
San Mateo, CA 94403-1906                                                                           redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee           Since 2005           142                       Hess Corporation (exploration
One Franklin Parkway                                                                               and refining of oil and gas) and
San Mateo, CA 94403-1906                                                                           Sentient Jet (private jet
                                                                                                   service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)          Trustee           Since April 2007     142                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)             Lead              Trustee since        122                       None
One Franklin Parkway              Independent       April 2007 and
San Mateo, CA 94403-1906          Trustee           Lead Independent
                                                    Trustee since
                                                    January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and       Since 1984           142                       None
One Franklin Parkway              Chairman of
San Mateo, CA 94403-1906          the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 239

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)       Trustee           Since April 2007     93                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)      Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway              Compliance        Officer since
San Mateo, CA 94403-1906          Officer and       2004 and Vice
                                  Vice President    President - AML
                                  - AML             Compliance since
                                  Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)         Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway              Chief Financial   2004, Chief
San Mateo, CA 94403-1906          Officer and       Financial Officer
                                  Chief             and Chief
                                  Accounting        Accounting Officer
                                  Officer           since February
                                                    2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


240 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Vice President    Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                              2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)     President and     President since      Not Applicable            Not Applicable
One Franklin Parkway              Chief             1993 and Chief
San Mateo, CA 94403-1906          Executive         Executive Officer
                                  Officer -         - Investment
                                  Investment        Management
                                  Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)          Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)              Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 241

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Senior Vice       Since February       Not Applicable            Not Applicable
500 East Broward Blvd.            President and     2008
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)               Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to February 28, 2008, Rupert H. Johnson, Jr. ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


242 | Annual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                                                             Annual Report | 243

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2007, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was above the median of its Lipper universe for the one-year period with most being in the highest quintile of its Lipper universe for such year as well as during all years covered by the reports. The Lipper reports showed the total return for each Fund to be above the median of its performance universe during most years covered by the report with the majority being in the highest quintile of its performance universe during all such years. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.


244 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the contractual investment management fee charged each Fund in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper report showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups and that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations


                                                             Annual Report | 245

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with Franklin Federal Limited-Term Tax-Free Income Fund provides an initial fee of 0.50% on the first $100 million of assets; 0.45% on the next $150 million of assets; 0.425% on the next $250 million of assets; and 0.40% on assets in excess of $500 million. The fee structure under the investment management agreement with each other Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. It was noted that the breakpoints at the $7.5 billion level were authorized by the Trustees at a Board meeting held December 3, 2007, and had become effective January 1, 2008. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.



246 | Annual Report

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 247

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 A2008 04/08




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $614,000 for the fiscal year ended February 29, 2008 and $654,466 for the fiscal year ended February 28, 2007.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended February 29, 2008 and $46,000 for the fiscal year ended February 28, 2007. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2008 and $13,620 for the fiscal year ended February 28, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2008 and $162,241 for the fiscal year ended February 28, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended February 29, 2008 and $221,861 for the fiscal year ended February 28, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /S/GALEN G. VETTER
   -------------------
   GALEN G. VETTER
    Chief Executive Officer - Finance and Administration
Date  April 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  April 25, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  April 25, 2008